UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2017

Item 1.  Reports to Stockholders.

PACE® Select Advisors Trust

Annual Report | July 31, 2017

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Introduction

September 18, 2017

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2017 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

The global economic expansion continues

The US economy continued to expand, albeit at a relatively modest pace, during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a revised 2.2% seasonally adjusted annualized rate during the second quarter of 2016, prior to the beginning of the reporting period. GDP growth then improved to a revised 2.8% rate during the third quarter of 2016—the strongest reading since the first quarter of 2015. GDP growth then moderated to a revised 1.8% rate during the fourth quarter of 2016 and 1.2% during the first quarter of 2017, respectively. Finally, second quarter 2017 GDP grew at a 2.6% rate based on the US Commerce Department's initial estimate.

Prior to the beginning of the reporting period, after taking its first step toward normalizing monetary policy in late 2015, the US Federal Reserve Board (the "Fed") kept the federal funds rate unchanged until December 2016, when it increased rates by 0.25% to a range between 0.50% and 0.75%. After keeping rates unchanged at its first meeting in 2017, the Fed again raised rates 0.25% to a range between 0.75% and 1.00% at its meeting in March 2017, and then to a range between 1.00% and 1.25% at its meeting in June 2017. In its statement following its June meeting, the Fed indicated that it may begin reducing its balance sheet later in the year, saying, "The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated."

From a global perspective, the International Monetary Fund's ("IMF") July 2017 World Economic Outlook Update stated, "The pickup in global growth anticipated in the April World Economic Outlook remains on track, with global output projected to grow by 3.5 percent in 2017 and 3.6 percent in 2018. The unchanged global growth projections mask somewhat different contributions at the country level. U.S. growth projections are lower than in April, primarily reflecting the assumption that fiscal policy will be less expansionary going forward than previously anticipated. Growth has been revised up for Japan and especially the euro area, where positive surprises to activity in late 2016 and early 2017 point to solid momentum." From a regional perspective, the IMF estimates 2017 growth in the eurozone will be 1.9%, versus 1.6% in 2016. Japan's economy is expected to expand 1.3% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging markets countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Global equities generate very strong results

While there were periods of volatility, the global equity market generated very strong results during the reporting period as a whole. After a strong start, equites experienced a setback in October 2016 given uncertainties surrounding the US elections. However, US equities rallied sharply following the elections given expectations for improving growth under the Trump administration. International equities largely followed the same pattern, as they rallied amid signs of improving growth and continued monetary policy accommodation. All told, the US stock market, as measured by the S&P 500 Index,1 gained 16.04% for the 12 months ended July 31, 2017. International developed

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

equities, as measured by the MSCI EAFE Index (net),2 rose 17.77% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 gained 24.84%.

The fixed income market generates mixed results

The global fixed income market posted mixed results during the reporting period. In the US, Treasury yields moved sharply higher after the November elections as investors anticipated an uptick in growth and inflation. Additionally, Fed rate hikes pressured the shorter end of the yield curve. However, after peaking in mid-March 2017, yields moved lower amid skepticism about the Trump administration's growth initiatives. For the fiscal year as a whole, the yield on the US 10-year Treasury rose from 1.46% to 2.30% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index,4 declined 0.51% for the 12 months ended July 31, 2017. Returns of riskier fixed income securities were much higher. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 11.23% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 4.59%.

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2017. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Government Money Market Investments only) and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 18, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Government Money Market Investments

Performance (Unaudited)

The seven-day current yield for the Fund as of July 31, 2017 was 0.46% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's comments (Unaudited)

In December 2016, the US Federal Reserve Board (the "Fed") modestly raised the federal funds rate from a low range between 0.25% and 0.50% to a range between 0.50% and 0.75%. The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. The Fed again raised rates in March and June 2017. At the end of the reporting period the fed fund rates was in a range between 1.00% and 1.25%. (For more details on the Fed's actions, see page 3.) While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 32 days. This was increased to 40 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We increased the Portfolio's exposure to US government and agency obligations and reduced its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Government Money Market Investments

Yields and characteristics at a glance—July 31, 2017 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.46%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.46
Seven-day current yield before fee waivers and/or expense reimbursements[1]	0.15
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	0.15
Weighted average maturity[2]	40 days
Portfolio composition[3]
US government and agency obligations	76.3%
Repurchase agreements	24.1
Other assets less liabilities	(0.4)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

PACE Government Money Market Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
US government and agency obligations—76.29%
Federal Farm Credit Bank 0.770%, due 10/27/17[1]	$1,000,000	$998,139
1.180%, due 09/02/17[2]	1,000,000	1,000,940
1.203%, due 08/26/17[2]	2,000,000	2,000,000
1.214%, due 08/21/17[2]	1,000,000	1,000,037
1.279%, due 08/08/17[2]	2,000,000	1,999,835
1.324%, due 08/29/17[2]	3,000,000	3,000,000
Federal Home Loan Bank 0.630%, due 08/03/17[1]	1,000,000	999,965
0.750%, due 10/18/17[1]	5,000,000	4,991,875
0.800%, due 08/09/17[2]	2,000,000	2,000,101
0.910%, due 08/15/17[1]	2,000,000	1,999,292
0.935%, due 08/11/17[1]	2,000,000	1,999,481
0.950%, due 08/23/17[1]	7,000,000	6,995,936
0.960%, due 09/05/17[1]	2,000,000	1,998,133
0.970%, due 09/11/17[1]	5,000,000	4,994,476
0.970%, due 11/13/17[1]	1,000,000	997,198
0.975%, due 10/25/17[1]	3,000,000	2,993,094
0.995%, due 11/01/17[1]	5,000,000	4,987,286
1.010%, due 08/04/17[1]	4,000,000	3,999,663
1.019%, due 11/03/17[1]	1,000,000	997,389
1.020%, due 08/23/17[1]	5,000,000	4,996,883
1.021%, due 12/07/17[1]	2,000,000	1,992,889
1.025%, due 09/07/17[1]	2,000,000	1,997,893
1.025%, due 09/20/17[1]	2,000,000	1,997,153
1.025%, due 09/21/17[1]	5,000,000	4,992,740
1.030%, due 09/18/17[1]	2,000,000	1,997,253
1.040%, due 09/25/17[1]	5,000,000	4,992,056
1.040%, due 09/26/17[1]	5,000,000	4,991,911
1.046%, due 08/18/17[2]	5,000,000	5,000,000
1.048%, due 09/15/17[1]	5,000,000	4,993,450
1.050%, due 10/06/17[1]	5,500,000	5,489,413
1.055%, due 10/04/17[1]	2,000,000	1,996,249
1.076%, due 09/26/17[2]	800,000	799,940
1.080%, due 10/16/17[1]	7,000,000	6,984,040
1.080%, due 10/27/17[1]	1,000,000	997,390
1.080%, due 11/27/17[1]	3,000,000	2,989,380
1.083%, due 10/25/17[1]	2,000,000	1,994,886
1.102%, due 08/25/17[2]	1,000,000	1,000,000
1.109%, due 08/14/17[2]	2,000,000	2,000,000
1.125%, due 01/19/18[1]	5,000,000	4,973,281
1.129%, due 08/21/17[2]	2,000,000	2,000,000
1.129%, due 12/22/17[1]	2,000,000	1,991,031
1.229%, due 10/10/17[2]	3,500,000	3,499,965
1.243%, due 08/28/17[2]	600,000	599,974
1.277%, due 08/06/17[2]	750,000	750,114
	Face amount	Value
US government and agency obligations—(concluded)
Federal National Mortgage Association 1.275%, due 10/11/17[2]	$2,000,000	$2,000,000
US Treasury Bill 0.892%, due 09/28/17[1]	5,000,000	4,992,814
US Treasury Notes 0.750%, due 10/31/17	3,000,000	2,999,535
0.875%, due 08/15/17	5,000,000	5,000,037
1.354%, due 08/01/17[2]	1,000,000	1,000,100
1.358%, due 08/01/17[2]	2,300,000	2,300,223
1.374%, due 08/01/17[2]	6,000,000	6,000,751
1.875%, due 08/31/17	2,000,000	2,001,929
Total US government and agency obligations (cost—$152,266,120)		152,266,120
Repurchase agreements—24.07%
Repurchase agreement dated 07/31/17 with Goldman Sachs & Co., 1.020% due 08/01/17, collateralized by $20,265,000 Federal Farm Credit Banks, 1.404% to 3.000% due 04/04/18 to 05/19/36, $1,475,000 Federal Home Loan Bank obligations, zero coupon due 09/22/17, $787,000 US Treasury Bond, 8.125% due 08/15/19 and $52,994,893 US Treasury Bonds STRIPs, zero coupon due 11/15/19 to 08/15/46; (value—$48,960,000); proceeds: $48,001,360	48,000,000	48,000,000
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $34,126 US Treasury Note, 2.000% due 08/31/21; (value—$34,784); proceeds: $34,000	34,000	34,000
Total repurchase agreements (cost—$48,034,000)		48,034,000
Total investments (cost—$200,300,120 which approximates cost for federal income tax purposes)—100.36%		200,300,120
Liabilities in excess of other assets—(0.36)%		(714,761)
Net assets—100.00%		$199,585,359

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

PACE Government Money Market Investments

Portfolio of investments—July 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$152,266,120	$—	$152,266,120
Repurchase agreements	—	48,034,000	—	48,034,000
Total	$—	$200,300,120	$—	$200,300,120

At July 31, 2017, there were no transfers between Level 1 and Level 2

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 0.55% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 0.19%, and the Lipper US Mortgage Funds category posted a median return of 0.40%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 11. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (Unaudited)2

We performed in line with the benchmark during the reporting period. Overall, US interest rate strategies were negative for performance. A modest overweight to US Treasuries detracted from results as yields generally rose. Additionally, yield curve positioning, with a focus on the short end of the curve, was negative for performance as short rates underperformed the intermediate and long portions of the curve.

Relative value positioning within agency mortgage-backed securities ("MBS") contributed to returns. A modest overweight to Ginnie Mae ("GNMA") mortgages detracted from returns as the segment underperformed the broader mortgage market. However, a focus on 4 - 4.5% coupons within GNMA was positive for returns, as these coupons outperformed the broader mortgage market. An overweight to Freddie Mac securities contributed to results, as this segment outperformed the broader mortgage market. Holdings of interest-only and floating rate agency collateralized-mortgages, which benefit from increasing short-term interest rates, were additive for performance. Finally, exposure to mortgage credit, especially non-agency and commercial mortgages, added to returns.

Overall, derivative usage was positive for results during the reporting period, as the Portfolio was short long-end US swap rates, which underperformed Treasury rates. The Portfolio used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. They contributed to performance through income generation. Total return swaps were used to replicate broad exposure to interest-only agency mortgages while limiting the idiosyncratic risk of owning individual bonds.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities, which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration

(continued on next page)

PACE Mortgage-Backed Securities Fixed Income Investments

Investment process
(concluded)

to within +/- 50% of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.30%	1.64%	4.04%
Class C2	(0.21)	1.15	3.52
Class Y3	0.63	1.92	4.31
Class P4	0.55	1.92	4.31
After deducting maximum sales charge
Class A1	(3.45)	0.88	3.64
Class C2	(0.94)	1.15	3.52
Bloomberg Barclays US Mortgage-Backed Securities Index[5]	0.19	1.93	4.28
Lipper US Mortgage Funds median	0.40	1.92	3.89

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.11)%	1.71%	4.06%
Class C2	(0.53)	1.22	3.54
Class Y3	0.22	1.98	4.33
Class P4	0.22	1.97	4.32
After deducting maximum sales charge
Class A1	(3.83)	0.94	3.66
Class C2	(1.26)	1.22	3.54

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.07% and 0.97%; Class C—1.60% and 1.47%; Class Y—0.89% and 0.72%; and Class P—0.91% and 0.72% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2017 to the extent necessary to reflect the lower subadvisory fee paid by UBS AM to Pacific Investment Management Company LLC, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Bloomberg Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—July 31, 2017 (unaudited)

Characteristics
Weighted average duration	3.47 yrs.
Weighted average maturity	4.82 yrs.
Average coupon	2.79%
Top ten holdings (long holdings)[1]	Percentage of net assets
FNMA TBA, 3.500%	17.8%
FNMA TBA, 3.000%	9.5
FHLMC TBA, 3.500%	7.9
GNMA II TBA, 3.500%	7.8
FHLMC TBA, 3.000%	7.8
GNMA II TBA, 4.000%	5.6
FHLMC TBA, 4.500%	3.6
FHLMC, 4.000% due 06/01/47	3.2
FNMA TBA, 4.500%	3.0
GNMA II, 3.000% due 07/20/46	2.7
Total	68.9%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	127.6%
Collateralized mortgage obligations	17.9
Asset-backed securities	14.7
US government obligations	4.1
Stripped mortgage-backed securities	1.3
Options, swaptions, and swaps	0.1
Commercial mortgage-backed security	0.0 *
Investments sold short	(7.9)
Cash equivalents and other assets less liabilities	(57.8)
Total	100.0%

*  Amount represents less than 0.05%.

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
US government obligations—4.09%
US Treasury Notes 1.750%, due 06/30/22	$3,375,000	$3,362,080
2.250%, due 11/15/25	2,700,000	2,706,855
2.250%, due 02/15/27	9,675,000	9,647,794
2.375%, due 05/15/27	2,500,000	2,518,653
Total US government obligations (cost—$18,295,417)		18,235,382
Government national mortgage association certificates—33.20%
GNMA 3.000%, due 11/15/42	124,328	126,530
3.000%, due 02/15/43[1]	644,571	656,026
3.000%, due 05/15/43[1]	1,784,997	1,812,938
3.000%, due 06/15/43[1]	560,060	569,229
3.000%, due 07/15/43	161,376	164,086
3.000%, due 01/15/45	444,770	452,603
3.000%, due 02/15/45	51,858	52,709
3.000%, due 07/15/45[1]	704,604	716,166
3.000%, due 08/15/45	51,622	52,384
3.000%, due 10/15/45[1]	1,134,957	1,153,351
3.000%, due 12/15/45[1]	869,115	881,938
3.500%, due 11/15/42	891,177	928,213
3.500%, due 03/15/45[1]	1,217,672	1,266,567
3.500%, due 04/15/45[1]	890,591	926,814
3.500%, due 09/15/45[1]	1,011,055	1,050,587
4.000%, due 12/15/41	1,652,884	1,746,546
4.000%, due 01/15/47	234,258	249,036
4.000%, due 02/15/47	1,142,291	1,214,313
4.000%, due 04/15/47	1,136,428	1,208,218
4.500%, due 09/15/39	906,169	989,106
4.500%, due 06/15/40	418,758	450,403
5.000%, due 12/15/34	200,120	218,850
5.000%, due 04/15/38	169,957	187,197
5.000%, due 05/15/38	5,247	5,779
5.000%, due 08/15/39	236,434	258,147
5.000%, due 09/15/39	506,568	557,374
5.000%, due 10/15/39	4,996	5,501
5.000%, due 12/15/39	14,034	15,419
5.000%, due 05/15/40	380,055	417,361
5.000%, due 09/15/40	8,878	9,701
5.000%, due 05/15/41	100,457	109,617
5.500%, due 08/15/35	32,633	36,710
5.500%, due 02/15/38	3,417	3,828
5.500%, due 04/15/38	295,282	329,675
5.500%, due 05/15/38	306,322	341,588
5.500%, due 06/15/38	163,791	182,503
5.500%, due 10/15/38	811,051	908,966
5.500%, due 11/15/38	45,894	51,137
5.500%, due 12/15/38	9,507	10,666
5.500%, due 03/15/39	71,037	79,061
5.500%, due 05/15/39	76,924	85,711
5.500%, due 09/15/39	390,537	435,120
5.500%, due 01/15/40	6,533	7,280
5.500%, due 03/15/40	462,602	518,500
5.500%, due 05/15/40	391	391
6.500%, due 02/15/29	838	924
	Face amount	Value
Government national mortgage association certificates—(continued)
6.500%, due 01/15/36	$11,460	$12,550
6.500%, due 09/15/36	198,215	225,466
6.500%, due 02/15/37	13,763	15,560
6.500%, due 04/15/37	10,208	11,375
6.500%, due 01/15/38	11,475	12,921
6.500%, due 06/15/38	32,894	36,362
6.500%, due 07/15/38	21,971	24,628
6.500%, due 11/15/38	7,440	8,943
7.500%, due 08/15/21	1,272	1,284
8.000%, due 02/15/23	383	410
8.250%, due 04/15/19	11,113	11,188
10.500%, due 02/15/19	7,364	7,397
10.500%, due 06/15/19	9,534	9,576
10.500%, due 07/15/19	5,404	5,429
10.500%, due 07/15/20	1,353	1,359
10.500%, due 08/15/20	8,351	8,390
GNMA I 3.000%, due 12/15/45	78,939	80,238
GNMA II 3.000%, due 07/20/46	11,999,991	12,184,501
3.000%, due 10/20/46	7,516,215	7,631,783
3.000%, due 11/20/46	4,386,084	4,453,524
3.000%, due 07/20/47	200,000	203,075
3.500%, due 04/20/45	15,707	16,363
3.500%, due 11/20/45	893,995	932,426
3.500%, due 05/20/46	2,260,851	2,378,408
3.750%, due 05/20/30	791,675	831,392
4.000%, due 12/20/40	917,534	949,692
4.000%, due 07/20/41	51,892	54,703
4.500%, due 09/20/41	394,882	408,378
4.500%, due 07/20/44	145,945	150,935
4.500%, due 10/20/44	760,966	787,077
4.500%, due 02/20/45	605,333	625,672
4.500%, due 08/20/45	411,138	437,202
4.500%, due 02/20/46	353,806	365,906
4.500%, due 04/20/46	56,371	58,301
5.000%, due 12/20/33	295,570	328,991
5.000%, due 01/20/34	158,432	174,500
5.000%, due 02/20/38	188,786	207,876
5.000%, due 04/20/38	234,969	259,052
5.000%, due 08/20/41	29,204	32,116
5.000%, due 12/20/42	42,528	46,360
5.000%, due 08/20/43	3,502,911	3,803,146
6.000%, due 10/20/38	7,214	7,758
6.500%, due 09/20/32	6,286	6,785
6.500%, due 11/20/38	11,406	11,950
6.500%, due 12/20/38	33,454	35,928
7.000%, due 03/20/28	47,854	48,703
9.000%, due 04/20/25	6,929	7,758
9.000%, due 12/20/26	3,099	3,246
9.000%, due 01/20/27	9,675	9,872
9.000%, due 09/20/30	1,098	1,102
9.000%, due 10/20/30	3,582	3,718
9.000%, due 11/20/30	4,746	4,811

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Government national mortgage association certificates—(concluded)
GNMA II ARM 2.125%, due 09/20/21[2]	$47,912	$49,105
2.125%, due 06/20/22[2]	38,639	39,366
2.125%, due 04/20/24[2]	56,858	57,208
2.125%, due 05/20/25[2]	5,635	5,783
2.125%, due 08/20/25[2]	14,422	14,869
2.125%, due 09/20/25[2]	20,145	20,764
2.125%, due 04/20/26[2]	98,048	100,387
2.125%, due 06/20/26[2]	42,245	43,376
2.125%, due 08/20/26[2]	22,368	23,100
2.125%, due 09/20/26[2]	3,600	3,719
2.125%, due 04/20/27[2]	25,816	26,597
2.125%, due 07/20/27[2]	8,292	8,577
2.125%, due 08/20/27[2]	25,530	26,142
2.125%, due 04/20/30[2]	16,935	17,506
2.125%, due 05/20/30[2]	393,638	406,831
2.125%, due 07/20/30[2]	62,796	65,143
2.125%, due 08/20/30[2]	86,270	89,541
2.375%, due 01/20/23[2]	30,425	31,113
2.375%, due 03/20/23[2]	14,339	14,676
2.375%, due 01/20/24[2]	45,187	46,093
2.375%, due 01/20/25[2]	4,904	5,044
2.375%, due 02/20/25[2]	9,138	9,388
2.375%, due 03/20/26[2]	11,815	12,186
2.375%, due 01/20/27[2]	74,518	74,760
2.375%, due 02/20/27[2]	7,819	8,024
2.375%, due 01/20/28[2]	11,185	11,576
2.375%, due 02/20/28[2]	7,367	7,496
2.500%, due 04/20/18[2]	516	515
2.500%, due 11/20/21[2]	9,176	9,288
2.500%, due 03/20/25[2]	15,904	16,390
2.500%, due 07/20/30[2]	27,687	28,588
2.500%, due 08/20/30[2]	1,912	1,956
2.500%, due 10/20/30[2]	12,964	13,390
3.000%, due 04/20/18[2]	425	426
3.000%, due 05/20/25[2]	34,838	36,129
3.000%, due 06/20/25[2]	14,849	15,219
3.500%, due 03/20/25[2]	7,492	7,450
4.000%, due 01/20/18[2]	3,712	3,720
4.000%, due 05/20/18[2]	311	312
4.000%, due 06/20/19[2]	5,758	5,761
GNMA TBA 4.000%	3,000,000	3,153,691
4.500%	4,500,000	4,820,274
GNMA II TBA 2.500%	1,000,000	979,941
3.000%	6,800,000	6,898,547
3.500%	33,500,000	34,753,808
4.000%	23,700,000	24,926,660
4.500%	11,000,000	11,668,164
Total government national mortgage association certificates (cost—$147,753,341)		147,939,454
	Face amount	Value
Federal home loan mortgage corporation certificates—31.27%
FHLMC 2.500%, due 01/01/31	$424,886	$429,156
3.000%, due 04/01/43	356,674	359,026
3.000%, due 05/01/43	293,516	295,450
3.000%, due 12/01/44	289,769	290,843
3.000%, due 04/01/45	1,841,849	1,849,793
3.000%, due 08/01/46	501,689	500,413
3.500%, due 09/01/32	639,657	671,451
4.000%, due 01/01/37[1]	398,430	421,717
4.000%, due 07/01/43[1]	290,746	308,686
4.000%, due 08/01/44	3,994,856	4,265,991
4.000%, due 06/01/47	13,379,619	14,099,953
4.500%, due 10/01/33	52,045	54,477
4.500%, due 09/01/34	1,230,675	1,277,198
4.500%, due 01/01/36	30,340	32,172
4.500%, due 05/01/37	9,419	9,980
4.500%, due 05/01/38	78,274	81,528
5.000%, due 10/01/25	64,787	70,508
5.000%, due 11/01/27	8,696	9,464
5.000%, due 07/01/33	10,836	11,184
5.000%, due 09/01/33	259,578	288,189
5.000%, due 01/01/34	37,494	41,089
5.000%, due 06/01/34	12,486	13,691
5.000%, due 04/01/35	48,470	52,750
5.000%, due 05/01/35	130,587	143,242
5.000%, due 07/01/35	1,125,392	1,237,747
5.000%, due 08/01/35	38,346	42,043
5.000%, due 10/01/35	31,806	34,851
5.000%, due 12/01/35	3,347	3,660
5.000%, due 02/01/37	74,671	81,936
5.000%, due 05/01/37	12,270	12,537
5.000%, due 06/01/37	62,778	68,854
5.000%, due 07/01/38	323,184	354,989
5.000%, due 11/01/38	293,987	322,914
5.000%, due 06/01/39	73,166	80,464
5.000%, due 08/01/39	28,004	30,762
5.000%, due 03/01/40	9,143	10,059
5.000%, due 07/01/40	407,696	447,798
5.000%, due 08/01/40	70,762	77,526
5.000%, due 09/01/40	191,723	210,200
5.000%, due 11/01/40	289,514	317,347
5.000%, due 02/01/41	600,374	657,344
5.000%, due 03/01/41	44,698	49,178
5.000%, due 04/01/41	1,263,375	1,379,971
5.000%, due 05/01/41	249,954	273,753
5.000%, due 06/01/41	79,373	86,837
5.000%, due 07/01/41	55,285	60,571
5.000%, due 08/01/44	105,530	116,224
5.500%, due 06/01/28	1,663	1,832
5.500%, due 02/01/32	2,345	2,621
5.500%, due 12/01/32	3,995	4,464
5.500%, due 02/01/33	48,831	53,841
5.500%, due 05/01/33	1,081	1,207
5.500%, due 06/01/33	247,653	276,857
5.500%, due 12/01/33	70,584	79,061
5.500%, due 12/01/34	55,529	62,208

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
5.500%, due 06/01/35[1]	$930,530	$1,043,151
5.500%, due 07/01/35	6,628	7,338
5.500%, due 10/01/35[1]	216,235	239,982
5.500%, due 12/01/35	143,101	159,470
5.500%, due 06/01/36[1]	531,428	596,122
5.500%, due 07/01/36	23,225	24,366
5.500%, due 12/01/36[1]	794,990	885,367
5.500%, due 03/01/37	97,983	109,101
5.500%, due 07/01/37	65,033	69,047
5.500%, due 10/01/37	4,842	5,388
5.500%, due 04/01/38	175,084	195,892
5.500%, due 05/01/38	16,349	18,063
5.500%, due 12/01/38	3,621	4,039
5.500%, due 01/01/39	74,013	82,463
5.500%, due 09/01/39	223,031	250,215
5.500%, due 02/01/40	10,948	12,170
5.500%, due 03/01/40	9,378	10,395
5.500%, due 05/01/40	141,702	157,977
5.500%, due 02/01/41	71,528	78,864
5.500%, due 03/01/41	150,728	168,049
6.000%, due 11/01/37	1,341,167	1,517,689
7.000%, due 08/01/25	232	259
9.000%, due 04/01/25	25,884	25,979
11.000%, due 06/01/19	115	115
11.000%, due 09/01/20	90	91
11.500%, due 06/01/19	6,035	6,055
FHLMC ARM 2.762%, due 01/01/28[2]	13,646	14,030
2.804%, due 04/01/29[2]	69,957	71,355
2.863%, due 11/01/27[2]	64,884	65,939
2.874%, due 09/01/34[2]	1,400,696	1,476,789
2.939%, due 10/01/23[2]	25,847	26,457
2.962%, due 07/01/24[2]	82,235	83,430
2.966%, due 09/01/37[2]	929,615	978,683
3.036%, due 11/01/29[2]	222,308	230,713
3.041%, due 12/01/29[2]	32,829	34,076
3.044%, due 06/01/28[2]	177,143	185,031
3.064%, due 10/01/27[2]	144,121	152,100
3.093%, due 11/01/36[2]	399,070	417,545
3.125%, due 01/01/30[2]	26,872	27,009
3.139%, due 01/01/29[2]	136,710	144,156
3.164%, due 07/01/28[2]	84,922	88,361
3.175%, due 10/01/27[2]	153,961	161,542
3.191%, due 11/01/25[2]	117,750	124,253
3.401%, due 11/01/41[2]	3,222,294	3,375,774
3.430%, due 10/01/39[2]	2,644,875	2,792,490
FHLMC TBA 2.500%	5,500,000	5,545,473
3.000%	34,500,000	34,611,750
3.500%	34,000,000	34,966,876
4.500%	15,000,000	16,070,053
Total federal home loan mortgage corporation certificates (cost—$138,731,803)		139,329,139
	Face amount	Value
Federal housing administration certificates—0.03%
FHA GMAC 7.400%, due 02/01/21[3,4]	$9,624	$9,618
FHA Reilly 6.896%, due 07/01/20[3,4]	102,417	102,355
Total federal housing administration certificates (cost—$112,179)		111,973
Federal national mortgage association certificates—63.09%
FNMA 2.000%, due 05/01/28	244,613	241,799
2.348%, due 09/01/19	702,986	705,290
2.500%, due 06/01/28	300,074	304,395
2.500%, due 07/01/28	2,308,284	2,341,642
2.500%, due 08/01/28	719,766	730,176
2.500%, due 09/01/30	48,542	49,110
2.500%, due 11/01/30	75,467	76,183
2.500%, due 10/01/46	180,550	174,670
2.500%, due 11/01/46	493,208	477,144
2.500%, due 01/01/47	1,294,424	1,252,263
2.677%, due 02/01/42[2]	807,083	837,004
2.830%, due 09/01/41[2]	866,595	908,955
2.944%, due 10/01/37[2]	3,710,453	3,906,661
2.994%, due 05/01/35[2]	253,902	267,580
3.000%, due 02/01/21	2,835,424	2,918,302
3.000%, due 10/01/22	152,983	157,455
3.000%, due 08/01/23	134,482	138,527
3.000%, due 04/01/24	112,439	115,843
3.000%, due 07/01/24	1,126,026	1,160,273
3.000%, due 05/01/28	296,756	306,062
3.000%, due 02/01/30	551,171	567,282
3.000%, due 04/01/30	146,458	150,739
3.000%, due 05/01/30	139,993	144,085
3.000%, due 08/01/30	256,816	264,323
3.000%, due 10/01/30	44,670	45,976
3.000%, due 11/01/30	340,189	350,191
3.000%, due 12/01/30[1]	384,671	395,965
3.000%, due 04/01/31[1]	3,201,787	3,302,067
3.000%, due 10/01/42	686,241	691,171
3.000%, due 01/01/43	2,641,694	2,660,651
3.000%, due 04/01/43	1,008,686	1,015,869
3.000%, due 05/01/43	1,074,330	1,081,970
3.000%, due 06/01/43	149,787	150,851
3.000%, due 09/01/43	1,307,188	1,317,779
3.000%, due 12/01/46	2,922,465	2,939,821
3.045%, due 01/01/36[2]	733,160	771,108
3.315%, due 05/01/38[2]	2,325,242	2,454,057
3.440%, due 02/01/32	2,500,000	2,583,897
3.500%, due 11/01/25	592,891	618,959
3.500%, due 08/01/29	102,916	107,615
3.500%, due 12/01/41	1,373,434	1,427,687
3.500%, due 03/01/42	584,486	605,087
3.500%, due 04/01/42	75,635	77,997
3.500%, due 12/01/42	2,267,639	2,348,199
3.500%, due 03/01/43	1,220,737	1,263,782
3.500%, due 05/01/43	4,938,498	5,130,965

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Federal national mortgage association certificates—(continued)
3.500%, due 07/01/43	$425,929	$441,161
3.500%, due 06/01/45	5,730,273	5,904,396
3.500%, due 08/01/45	121,006	124,675
3.600%, due 08/01/23	805,907	858,166
4.000%, due 07/01/25	18,930	19,949
4.000%, due 08/01/25	52,425	55,247
4.000%, due 09/01/25	46,663	49,178
4.000%, due 10/01/25	24,011	25,076
4.000%, due 11/01/25	166,063	175,002
4.000%, due 01/01/26	395,852	414,945
4.000%, due 02/01/26	1,045,809	1,097,918
4.000%, due 03/01/26	995,025	1,048,346
4.000%, due 04/01/26	2,247,628	2,368,103
4.000%, due 08/01/32	10,975	11,664
4.000%, due 06/01/33	190,303	201,876
4.000%, due 07/01/33	676,256	718,816
4.000%, due 07/01/34	1,219,655	1,296,756
4.000%, due 05/01/39	173,961	184,941
4.000%, due 09/01/39	405,239	432,800
4.000%, due 09/01/40[1]	4,053,972	4,288,453
4.000%, due 12/01/40[1]	5,291,635	5,643,773
4.000%, due 04/01/41[1]	1,173,153	1,248,786
4.000%, due 11/01/41[1]	940,779	1,005,228
4.000%, due 12/01/41[1]	1,198,191	1,279,892
4.000%, due 07/01/42[1]	5,511,486	5,885,643
4.000%, due 09/01/42[1]	7,237,167	7,720,792
4.000%, due 10/01/42[1]	5,411,904	5,774,223
4.000%, due 12/01/44	68,006	71,669
4.000%, due 06/01/45	46,471	48,961
4.000%, due 08/01/45	3,151,507	3,319,802
4.000%, due 10/01/45	2,084,598	2,195,304
4.000%, due 12/01/45	459,312	483,729
4.000%, due 02/01/46	368,097	387,746
4.000%, due 05/01/46	887,654	935,124
4.000%, due 07/01/46	2,739,389	2,885,824
4.500%, due 05/01/19	1,590	1,627
4.500%, due 09/01/19	41,425	42,378
4.500%, due 08/01/20	16,392	16,769
4.500%, due 01/01/21	104,471	106,876
4.500%, due 05/01/21	81,231	83,101
4.500%, due 03/01/23	7,835	8,304
4.500%, due 06/01/35	17,239	17,941
4.500%, due 04/01/38	160,982	167,068
4.500%, due 01/01/39	2,029	2,181
4.500%, due 03/01/39	14,166	15,386
4.500%, due 06/01/39	90,672	98,548
4.500%, due 07/01/39	3,011	3,232
4.500%, due 08/01/39	148,406	161,208
4.500%, due 10/01/39	6,583	7,154
4.500%, due 12/01/39	529,201	576,823
4.500%, due 01/01/40	4,819	5,268
4.500%, due 02/01/40	5,370	5,855
4.500%, due 03/01/40	98,365	106,920
4.500%, due 08/01/40	89,973	97,774
4.500%, due 11/01/40	509,183	555,354
4.500%, due 07/01/41	604,341	656,540
4.500%, due 08/01/41	1,064,934	1,161,175
	Face amount	Value
Federal national mortgage association certificates—(continued)
4.500%, due 09/01/41	$36,332	$39,236
4.500%, due 01/01/42	2,887,137	3,138,750
4.500%, due 08/01/42	4,790	5,207
4.500%, due 09/01/43	414,021	452,667
4.500%, due 11/01/43	96,011	104,609
4.500%, due 07/01/44	425,972	463,866
4.500%, due 12/01/44	2,768	3,000
5.000%, due 12/01/17	34,398	35,181
5.000%, due 03/01/23	3,420	3,567
5.000%, due 05/01/23	86,435	90,746
5.000%, due 09/01/23	370,492	404,908
5.000%, due 07/01/24	536,144	585,948
5.000%, due 03/01/25	24,020	26,251
5.000%, due 07/01/27	543,739	594,248
5.000%, due 03/01/33	45,417	47,451
5.000%, due 05/01/37	14,115	14,730
5.000%, due 09/01/37	48,524	52,435
5.000%, due 06/01/38	104,693	113,188
5.500%, due 06/01/23	594,244	656,875
5.500%, due 10/01/24	8,877	9,812
5.500%, due 11/01/25	11,807	13,055
5.500%, due 07/01/27	135,527	149,838
5.500%, due 11/01/32	102,855	114,847
5.500%, due 12/01/33	1,407	1,572
5.500%, due 04/01/34	37,326	41,407
5.500%, due 01/01/35	128,407	141,941
5.500%, due 04/01/36	88,157	97,518
5.500%, due 05/01/37	262,485	293,714
5.500%, due 07/01/37	137,485	153,679
5.500%, due 06/01/38	230,213	256,047
5.500%, due 06/01/39	1,259,095	1,407,211
5.500%, due 11/01/39	475,991	531,839
5.500%, due 07/01/40	645,138	717,368
5.500%, due 02/01/42	377,064	421,003
6.000%, due 12/01/18	1,217	1,368
6.000%, due 07/01/19	1,036	1,165
6.000%, due 11/01/21	48,407	50,600
6.000%, due 01/01/23	150,042	157,113
6.000%, due 03/01/23	196,750	209,967
6.000%, due 09/01/25	997,748	1,121,986
6.000%, due 11/01/26	29,361	33,017
6.000%, due 02/01/32	77,778	87,499
6.000%, due 12/01/32	17,137	19,577
6.000%, due 02/01/33	30,109	34,123
6.000%, due 09/01/34	154,946	176,912
6.000%, due 04/01/35	342	385
6.000%, due 05/01/35	72,223	81,459
6.000%, due 06/01/35	22,863	26,112
6.000%, due 07/01/35	52,274	59,115
6.000%, due 09/01/35	2,028	2,316
6.000%, due 01/01/36	43,504	49,404
6.000%, due 06/01/36	350	394
6.000%, due 09/01/36	50,536	57,211
6.000%, due 10/01/36	17,324	19,546
6.000%, due 12/01/36	201,018	228,318
6.000%, due 03/01/37	22,709	25,822

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Federal national mortgage association certificates—(concluded)
6.000%, due 10/01/37	$91,168	$99,980
6.000%, due 12/01/37	47,632	53,563
6.000%, due 11/01/38	478,474	543,853
6.000%, due 05/01/39	60,396	68,793
6.000%, due 11/01/40	700,537	799,245
6.500%, due 07/01/19	5,222	5,781
6.500%, due 10/01/36	443,488	492,192
6.500%, due 02/01/37	3,822	4,244
6.500%, due 07/01/37	33,189	36,737
6.500%, due 08/01/37	80,112	88,676
6.500%, due 09/01/37	85,134	96,431
6.500%, due 12/01/37	174,775	196,257
6.500%, due 08/01/38	1,205	1,333
6.500%, due 05/01/40	1,498,189	1,736,849
7.500%, due 11/01/26	16,634	16,764
8.000%, due 11/01/26	9,634	9,749
9.000%, due 02/01/26	10,688	11,141
FNMA ARM 1.932%, due 03/01/44[2]	240,574	244,833
2.145%, due 07/01/30[2]	19,003	19,245
2.480%, due 10/01/26[2]	82,794	83,617
2.603%, due 09/01/26[2]	18,085	18,130
2.742%, due 02/01/26[2]	30,446	30,482
2.750%, due 02/01/30[2]	3,828	3,839
2.881%, due 05/01/30[2]	34,854	36,175
3.123%, due 12/01/27[2]	19,407	20,162
3.125%, due 03/01/25[2]	50,052	51,943
FNMA TBA
2.000%	1,000,000	983,125
2.500%	9,500,000	9,505,191
3.000%	42,000,000	42,329,470
3.500%	77,000,000	79,399,178
4.500%	12,500,000	13,406,739
5.000%	4,700,000	5,083,578
Total federal national mortgage association certificates (cost—$280,587,037)		281,143,291
Collateralized mortgage obligations—17.86%
Alternative Loan Trust, Series 2004-J7, Class 2A1 2.012%, due 09/25/34[2]	26,930	26,887
ARM Trust, Series 2005-8, Class 3A21 3.492%, due 11/25/35[2]	908,591	765,235
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A 2.379%, due 01/15/28[2,5]	500,000	500,621
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 3.508%, due 03/26/37[2,5]	193,733	160,302
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 3.187%, due 06/26/35[2,5]	189,472	186,938
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 22A1 2.543%, due 10/26/35[2,5]	64,188	64,274
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 2011-R11, Class 8A5 1.412%, due 07/26/36[2,5]	$228,436	$216,799
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4 6.000%, due 10/26/37[2,5]	448,418	417,967
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 1.572%, due 11/26/46[2,5]	264,132	256,394
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 3.551%, due 02/25/33[2]	9,530	9,105
Series 2004-002, Class 12A2 3.204%, due 05/25/34[2]	55,890	55,760
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[6]	746,892	768,275
Series 2004-AC3, Class A2 5.500%, due 06/25/34[6]	997,631	1,008,774
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 1.512%, due 01/25/35[2,5]	115,594	106,578
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 3.750%, due 05/19/33[2]	4,346	4,296
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A 6.271%, due 11/12/43[2,5]	334,169	334,285
CSMC Trust, Series 2013-5R, Class 1A1 1.517%, due 02/27/36[2,5]	217,354	213,824
Series 2013-MH1, Class A 4.791%, due 05/27/53[2,3,5]	1,052,609	1,087,707
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	18,565	20,247
Series 0159, Class H 4.500%, due 09/15/21	3,500	3,584
Series 1003, Class H 1.976%, due 10/15/20[2]	6,381	6,440
Series 1349, Class PS 7.500%, due 08/15/22	737	804
Series 1502, Class PX 7.000%, due 04/15/23	131,680	144,086
Series 1534, Class Z 5.000%, due 06/15/23	54,761	57,336
Series 1573, Class PZ 7.000%, due 09/15/23	17,453	19,053
Series 1658, Class GZ 7.000%, due 01/15/24	8,429	9,226
Series 1694, Class Z 6.500%, due 03/15/24	86,216	94,821
Series 1775, Class Z 8.500%, due 03/15/25	2,861	3,305
Series 2400, Class FQ 1.726%, due 01/15/32[2]	180,153	180,833
Series 2411, Class FJ 1.576%, due 12/15/29[2]	20,525	20,525

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 2614, Class WO, PO 0.000%, due 05/15/33	$1,251,494	$1,142,131
Series 3096, Class FL 1.626%, due 01/15/36[2]	178,458	178,997
Series 3114, Class PF 1.626%, due 02/15/36[2]	927,752	931,925
Series 3153, Class UF 1.656%, due 05/15/36[2]	232,704	233,733
Series 3339, Class LI, IO 5.254%, due 07/15/37[2]	994,975	157,210
Series 3442, Class MT 1.226%, due 07/15/34[2]	105,218	101,790
Series 3598, Class JI, IO 1.616%, due 10/15/37[2]	72,617	3,315
Series 3621, Class WI, IO 1.829%, due 05/15/37[2]	136,311	8,000
Series 3635, Class IB, IO 1.466%, due 10/15/37[2]	241,093	12,956
Series 3667, Class FW 1.776%, due 02/15/38[2]	145,544	146,343
Series 3671, Class FQ 2.076%, due 12/15/36[2]	1,614,864	1,633,022
Series 3684, Class JI, IO 1.598%, due 11/15/36[2]	659,344	47,019
Series 3864, Class NT 5.500%, due 03/15/39[2]	804,873	868,584
Series 4037, Class PI, IO 3.000%, due 04/15/27	3,934,111	322,005
Series 4131, Class AI, IO 2.500%, due 10/15/22	2,080,050	93,991
Series 4136, Class EZ 3.000%, due 11/15/42	1,336,414	1,339,453
Series 4156, Class SA, IO 4.974%, due 01/15/33[2]	2,537,611	404,507
Series 4165, Class TI, IO 3.000%, due 12/15/42	2,455,500	244,826
Series 4182, Class YI, IO 2.500%, due 03/15/28	6,030,704	504,472
Series 4255, Class SN 8.994%, due 05/15/35[2]	348,181	403,257
Series 4263, Class SD 8.999%, due 11/15/43[2]	406,514	458,358
Series 4265, Class ES 9.833%, due 11/15/43[2]	828,981	1,044,501
Series 4324, Class IO, IO 2.109%, due 08/15/36[2]	371,519	23,142
Series 4338, Class SB, IO 1.880%, due 10/15/41[2]	429,044	25,964
Series 4367, Class GS, IO 1.651%, due 03/15/37[2]	227,240	13,970
Series 4394, Class WI, IO 1.778%, due 08/15/41[2]	207,709	12,421
Series 4438, Class WI, IO 1.663%, due 11/15/38[2]	691,010	39,075
Series 4457, Class DI, IO 4.000%, due 08/15/24	1,600,688	139,112
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 4463, Class IO, IO 2.009%, due 02/15/38[2]	$473,039	$28,203
Series 4544, Class IP, IO 4.000%, due 01/15/46	4,595,576	914,632
Trust 2513, Class AS, IO 6.774%, due 02/15/32[2]	425,298	87,142
Trust 3609, Class LI, IO 4.500%, due 12/15/24	770,070	25,081
Trust 3838, Class LI, IO 4.500%, due 04/15/22	338,688	18,989
Trust 3962, Class KS, IO 1.684%, due 06/15/38[2]	409,855	27,451
Trust 4076, Class SW, IO 4.824%, due 07/15/42[2]	2,940,764	632,087
Trust 4100, Class HI, IO 3.000%, due 08/15/27	708,782	65,565
Trust 4182, Class QI, IO 3.000%, due 02/15/33	260,305	24,205
Trust 4479, Class NI, IO 4.500%, due 11/15/19	458,053	13,333
FHLMC STRIPs, Series 303, Class C19, IO 3.500%, due 01/15/43	1,450,602	295,687
Series 320, Class S4, IO 1.490%, due 10/15/37[2]	3,137,075	184,266
Series 328, Class S4, IO 2.018%, due 02/15/38[2]	358,770	20,797
FNMA REMIC, Series 386, Class 14, IO 6.500%, due 04/25/38	110,523	29,405
Series 413, Class 111, IO 4.000%, due 07/25/42[2]	1,676,883	318,267
Series 419, Class C3, IO 3.000%, due 11/25/43	284,246	55,249
Trust 1988-007, Class Z 9.250%, due 04/25/18	4,298	4,351
Trust 1992-129, Class L 6.000%, due 07/25/22	2,157	2,282
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	2,400	2,668
Trust 1993-037, Class PX 7.000%, due 03/25/23	93,069	100,766
Trust 1997-022, Class F 1.223%, due 03/25/27[2]	84,520	83,477
Trust 2002-060, Class F1 1.632%, due 06/25/32[2]	74,973	74,864
Trust 2003-070, Class SH 11.536%, due 07/25/23[2]	68,428	81,680
Trust 2007-067, Class FB 1.552%, due 07/25/37[2]	559,987	560,029
Trust 2009-033, Class FB 2.052%, due 03/25/37[2]	1,033,132	1,048,485
Trust 2010-141, Class FA 1.732%, due 12/25/40[2]	562,549	561,659
Trust 2010-76, Class SA, IO 5.268%, due 07/25/40[2]	2,274,930	385,224

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2011-86, Class DI, IO 3.500%, due 09/25/21	$198,667	$10,507
Trust 2012-090, Class FB 1.672%, due 08/25/42[2]	257,916	257,127
Trust 2012-111, Class HS 2.640%, due 10/25/42[2]	264,970	217,754
Trust 2012-122, Class LI, IO 4.500%, due 07/25/41	1,343,946	223,743
Trust 2012-128, Class FK 1.582%, due 11/25/42[2]	489,010	485,812
Trust 2012-32, Class AI, IO 3.000%, due 04/25/22	331,332	16,495
Trust 2012-77, Class IO, IO 1.672%, due 07/25/52[2]	589,764	32,272
Trust 2013-028, Class YS, IO 4.918%, due 07/25/42[2]	1,780,793	305,703
Trust 2013-030, Class GI, IO 3.000%, due 01/25/43	3,351,808	511,018
Trust 2013-030, Class JI, IO 3.000%, due 04/25/43	1,187,680	181,264
Trust 2013-034, Class PS, IO 4.918%, due 08/25/42[2]	1,013,966	172,692
Trust 2013-044, Class ZG 3.500%, due 03/25/42	659,435	675,716
Trust 2013-045, Class IK, IO 3.000%, due 02/25/43	2,218,884	330,851
Trust 2013-116, Class IY, IO 3.000%, due 09/25/43	693,534	83,380
Trust 2014-42, Class SA, IO 1.558%, due 07/25/44[2]	594,244	29,077
Trust 2014-43, Class BS, IO 1.763%, due 07/25/44[2]	989,490	47,071
Trust 2014-45, Class SA, IO 1.979%, due 08/25/44[2]	700,632	41,995
Trust 2014-47, Class BI, IO 1.791%, due 08/25/54[2]	962,631	58,360
Trust 2014-92, Class SB, IO 1.856%, due 01/25/45[2]	771,960	44,714
Trust 2015-073, Class ES 6.470%, due 10/25/45[2]	488,006	489,015
Trust 2015-10, Class SA, IO 1.857%, due 03/25/45[2]	595,336	40,133
Trust 2015-19, Class AI, IO 1.633%, due 04/25/55[2]	932,805	45,930
Trust 2015-47, Class GI, IO 4.000%, due 06/25/44	381,340	55,365
Trust 2015-50, Class SB, IO 1.587%, due 07/25/45[2]	3,302,037	208,102
Trust 2015-58, Class AI, IO 1.913%, due 08/25/55[2]	577,436	33,736
Trust 2015-64, Class KS, IO 1.554%, due 09/25/45[2]	690,636	39,447
Trust 2015-74, Class BI, IO 1.602%, due 10/25/45[2]	795,944	47,863
Trust 2016-14, Class IO, IO 3.000%, due 03/25/46	1,854,199	272,284
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2016-17, Class CS, IO 2.161%, due 04/25/46	$475,267	$22,856
Trust 2016-20, Class EI, IO 3.000%, due 04/25/46	647,260	84,035
Trust 2016-52, Class PI, IO 3.000%, due 04/25/46	1,865,605	262,853
Trust 2016-57, Class SN, IO 4.818%, due 06/25/46[2]	4,173,735	846,551
Trust 2016-63, Class YI, IO 3.500%, due 04/25/46	1,429,631	169,652
Trust 2016-64, Class IA, IO 3.000%, due 05/25/46	1,403,908	203,156
Trust 2016-76, Class CS, IO 1.462%, due 10/25/46[2]	199,612	9,731
Trust 2016-M11, Class AL 2.944%, due 07/25/39	4,636,144	4,567,987
Trust G92-040, Class ZC 7.000%, due 07/25/22	8,417	9,039
Trust G94-006, Class PJ 8.000%, due 05/17/24	13,244	14,636
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 3.931%, due 06/25/34[2]	19,023	19,206
GNMA REMIC, Trust 2000-009, Class FH 1.726%, due 02/16/30[2]	8,825	8,863
Trust 2000-035, Class F 1.776%, due 12/16/25[2]	98,163	99,344
Trust 2007-018, Class CO, PO 0.010%, due 03/20/35	29,934	25,332
Trust 2010-H01, Class FA 2.040%, due 01/20/60[2]	3,645,284	3,674,285
Trust 2012-140, Class JI, IO 3.500%, due 01/20/41	1,658,344	213,251
Trust 2013-23, Class IP, IO 3.500%, due 08/20/42	1,868,950	310,414
Trust 2013-77, Class GI, IO 3.000%, due 02/20/43	4,319,093	537,128
Trust 2013-82, Class WI, IO 3.500%, due 07/20/42	3,976,994	679,621
Trust 2013-84, Class SC, IO 5.374%, due 03/16/40[2]	1,012,782	160,040
Trust 2013-H19, Class DF 1.726%, due 05/20/63[2]	1,537,505	1,543,816
Trust 2013-H20, Class FB 2.076%, due 08/20/63[2]	2,425,441	2,461,553
Trust 2013-H23, Class TA 1.796%, due 09/20/63[2]	991,579	997,373
Trust 2014-158, Class IA, IO 3.500%, due 10/20/29	1,606,674	179,475
Trust 2014-188, Class CI, IO 4.000%, due 05/20/44	379,458	62,530
Trust 2015-126, Class GS 6.470%, due 09/20/45[2]	363,659	379,582
Trust 2015-127, Class AS, IO 0.870%, due 06/20/43[2]	923,033	29,794

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2015-165, Class IB, IO 3.500%, due 11/20/42	$753,522	$104,028
Trust 2015-166, Class SA, IO 0.775%, due 06/20/42[2]	1,097,666	33,334
Trust 2015-180, Class SA, IO 0.725%, due 06/20/42[2]	1,193,583	36,034
Trust 2015-42, Class AI, IO 3.000%, due 05/20/39	763,769	87,096
Trust 2015-H27, Class FA 1.826%, due 09/20/65[2]	2,906,380	2,920,280
Trust 2015-H29, Class FA 1.776%, due 10/20/65[2]	1,678,736	1,684,427
Trust 2015-H29, Class FJ 1.756%, due 11/20/65[2]	2,480,382	2,483,964
Trust 2015-H30, Class FA 1.756%, due 08/20/61[2]	1,401,925	1,406,386
Trust 2015-H30, Class FB 1.756%, due 03/20/62[2]	262,212	263,044
Trust 2016-118, Class IE, IO 3.500%, due 09/20/46	96,168	15,441
Trust 2016-138, Class WI, IO 0.779%, due 08/20/45[2]	806,769	34,474
Trust 2016-180, Class WI, IO 0.759%, due 09/20/45[2]	1,630,333	59,274
Trust 2016-84, Class KS, IO 4.852%, due 11/20/45[2]	3,423,886	662,260
Trust 2016-H04, Class FG 1.776%, due 12/20/61[2]	2,231,115	2,239,769
Trust 2016-H14, Class FA 1.876%, due 06/20/66[2]	680,433	685,757
Trust 2017-15, Class WI, IO 0.735%, due 11/20/45[2]	837,044	25,885
Trust 2017-57, Class WI, IO 0.694%, due 12/20/45[2]	461,520	11,013
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3 3.119%, due 05/10/50	5,000,000	5,060,534
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1 1.562%, due 12/25/34[2]	7,230	6,594
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 1.872%, due 02/25/35[2]	647,702	613,996
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-FLRR, Class AFL 2.676%, due 01/15/33[2,5]	2,488,928	2,488,925
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 1.720%, due 06/27/37[2,5]	1,521,291	1,277,423
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 3.108%, due 12/25/34[2]	327,110	329,037
Series 2004-A, Class A1 1.692%, due 04/25/29[2]	70,429	67,838
	Face amount	Value
Collateralized mortgage obligations—(concluded)
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 1.552%, due 01/25/35[2]	$62,735	$58,220
Series 2005-6AR, Class 1A1 1.512%, due 11/25/35[2]	74,165	74,520
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 3.007%, due 02/26/37[2,5]	298,865	238,455
Series 2013-R10, Class 3A 1.526%, due 01/26/51[2,5]	445,485	427,560
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A 1.720%, due 05/25/42[2,5]	4,114,560	3,703,104
Motel 6 Trust, Series 2015-MTL6, Class B 3.298%, due 02/05/30[5]	5,000,000	5,001,664
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 1.733%, due 12/26/36[2,5]	445,559	440,258
Sequoia Mortgage Trust, Series 5, Class A 1.928%, due 10/19/26[2]	110,278	107,917
Structured ARM Loan, Series 2007-4, Class 1A2 1.452%, due 05/25/37[2]	271,061	237,180
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 1.442%, due 04/25/36[2]	946,217	855,100
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 3.098%, due 04/25/45[2]	120,476	120,789
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A 2.856%, due 09/25/33[2]	279,770	282,416
Total collateralized mortgage obligations (cost—$79,001,787)		79,597,729
Asset-backed securities—14.75%
Allegro CLO I Ltd., Series 2013-1A, Class A1R 2.390%, due 01/30/26[2,5]	1,500,000	1,500,000
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 2.207%, due 10/25/34[2]	771,037	773,621
Series 2005-R1, Class M4 2.342%, due 03/25/35[2]	200,000	184,252
Series 2005-R11, Class M1 1.682%, due 01/25/36[2]	400,000	395,681
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 2.232%, due 10/25/34[2]	238,912	233,682
Apidos CLO XIV, Series 2013-14A, Class A 2.454%, due 04/15/25[2,5]	1,900,000	1,901,184

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Asset-backed securities—(continued)
Atrium X, Series 10A, Class AR 2.254%, due 07/16/25[2,5]	$3,300,000	$3,300,300
Babson CLO Ltd., Series 2014-3A, Class AR 2.624%, due 01/15/26[2,5]	1,500,000	1,502,801
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1 2.432%, due 08/25/34[2]	7,485,131	7,223,040
Series 2006-2, Class M1 1.652%, due 07/25/36[2]	81,608	81,503
BlueMountain CLO Ltd., Series 2014-1A, Class A1R 2.430%, due 04/30/26[2,5]	1,500,000	1,510,791
Brookside Mill CLO Ltd., Series 2013-1A, Class A1 2.454%, due 04/17/25[2,5]	1,927,644	1,927,644
Carlyle Global Market Strategies CLO 2014-2 Ltd., Series 2014-2A, Class AR 2.432%, due 05/15/25[2,5]	500,000	500,071
Cent CLO 19 Ltd., Series 2013-19A, Class A1A 2.500%, due 10/29/25[2,5]	500,000	500,488
Series 2014-21A, Class A1BR 2.527%, due 07/27/26[2,5]	1,300,000	1,299,997
Chase Funding Trust, Series 2002-3, Class 2A1 1.872%, due 08/25/32[2]	163,116	149,477
Series 2002-4, Class 2A1 1.972%, due 10/25/32[2]	11,166	11,066
CIFC Funding Ltd., Series 2014-2A, Class AL1R 2.392%, due 05/24/26[2,5]	900,000	901,689
CIT Mortgage Loan Trust, Series 2007-1, Class 1A 2.582%, due 10/25/37[2,5]	1,694,344	1,682,518
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 1.732%, due 07/25/34[2]	80,086	74,607
Series 2004-4, Class M1 1.952%, due 07/25/34[2]	193,915	192,959
Series 2004-6, Class M1 2.132%, due 10/25/34[2]	193,971	187,303
CSMC, Series 2017-1 4.500%, due 03/25/21	425,592	425,811
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.982%, due 08/25/40[2,5]	114,650	107,484
Equifirst Loan Securitization Trust, Series 2007-1, Class A1 1.402%, due 04/25/37[2,5]	2,630,470	2,320,099
FBR Securitization Trust, Series 2005-5, Class AV24 1.972%, due 11/25/35[2]	96,866	96,723
	Face amount	Value
Asset-backed securities—(continued)
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 1.907%, due 06/25/36[2]	$123,732	$123,478
Flagship VII Ltd., Series 2013-7A, Class A1R 2.427%, due 01/20/26[2,5]	500,000	500,020
Flatiron CLO Ltd., Series 2013-1A, Class A1R 2.464%, due 01/17/26[2,5]	4,000,000	3,999,976
Fremont Home Loan Trust, Series 2004-A, Class M1 2.057%, due 01/25/34[2]	640,680	612,911
Galaxy CLO Ltd., Series 2013-16A, Class A2R 2.310%, due 11/16/25[2,5]	1,100,000	1,100,059
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28	11,203	11,566
GSAA Home Equity Trust, Series 2005-4, Class A5 1.452%, due 03/25/35[2]	135,649	135,389
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.471%, due 10/25/35[6]	148,141	146,521
Series 2006-FRE1, Class A1 1.462%, due 05/25/35[2]	340,516	338,755
Series 2006-FRE1, Class A3 1.422%, due 05/25/35[2]	249,079	248,574
Series 2006-FRE2, Class A1 1.412%, due 02/25/36[2]	295,873	293,800
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 1.392%, due 05/25/36[2]	324,590	321,435
Series 2006-ACC1, Class M1 1.502%, due 05/25/36[2]	300,000	291,706
Series 2006-CH1, Class A5 1.462%, due 07/25/36[2]	174,332	173,343
Series 2007-CH2, Class AV1 1.392%, due 01/25/37[2]	435,115	432,235
KVK CLO Ltd., Series 2013-2A, Class AR 2.454%, due 01/15/26[2,5]	600,000	600,022
Madison Park Funding V Ltd., Series 2007-5A, Class A1A 1.420%, due 02/26/21[2,5]	882,641	881,661
Madison Park Funding XII Ltd., Series 2014-12A, Class AR 2.567%, due 07/20/26[2,5]	4,000,000	4,001,560
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 1.542%, due 08/25/36[2]	300,000	296,137
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3 1.997%, due 07/25/35[2]	323,910	323,915
Morgan Stanley Home Equity Loan Trust, Series 2005-1, Class M4 2.282%, due 12/25/34[2]	400,000	393,847

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Asset-backed securities—(continued)
NYMT Residential, Series 2016-RP1, Class A 4.000%, due 03/25/21[5,6]	$547,431	$549,520
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class AR 2.437%, due 07/20/26[2,5]	1,500,000	1,502,696
OFSI Fund V Ltd., Series 2013-5A, Class A1BR 2.454%, due 04/17/25[2,5]	77,870	77,870
OZLM Funding V Ltd., Series 2013-5A, Class A1R 2.434%, due 01/17/26[2,5]	300,000	300,008
OZLM VI Ltd., Series 2014-6A, Class A1R 2.604%, due 04/17/26[2,5]	1,000,000	1,000,236
Palmer Square CLO Ltd., Series 2013-1R, Class A1R 2.152%, due 05/15/25[2,5]	1,400,000	1,403,065
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4 2.177%, due 06/25/35[2]	200,000	200,260
Pinnacle Park CLO Ltd., Series 2014-1A, Class AR 2.564%, due 04/15/26[2,5]	1,700,000	1,700,063
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 1.762%, due 12/25/35[2]	1,500,000	1,491,706
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 1.652%, due 12/25/35[2]	400,000	390,077
Regatta V Funding Ltd., Series 2014-1A, Class A1AR 2.474%, due 10/25/26[2,5]	2,730,000	2,730,123
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 2.112%, due 08/25/33[2]	178,221	166,737
Saxon Asset Securities Trust, Series 2005-3, Class M3 1.732%, due 11/25/35[2]	2,100,000	1,790,791
SLM Student Loan Trust, Series 2010-A, Class 2A 4.476%, due 05/16/44[2,5]	607,810	630,084
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1.912%, due 01/25/34[2]	63,563	60,599
Staniford Street CLO Ltd., Series 2014-1A, Class AR 2.426%, due 06/15/25[2,5]	500,000	499,995
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1 1.367%, due 07/25/36[2,5]	366,133	355,418
Symphony CLO XIV Ltd., Series 2014-14A, Class A1R 2.584%, due 07/14/26[2,5]	1,000,000	1,000,322
	Face amount	Value
Asset-backed securities—(concluded)
THL Credit Wind River CLO Ltd., Series 2014-1A, Class AR 2.484%, due 04/18/26[2,5]	$250,000	$249,999
TICP CLO Ltd., Series 2014-3A, Class AR 2.487%, due 01/20/27[2,5]	450,000	450,078
US Residential Opportunity Fund III Trust, Series 2016-1III, Class A 3.475%, due 07/27/36[5,6]	1,469,351	1,470,746
Vericrest Opportunity Loan Trust, 2014-NP11, Class A1 3.875%, due 04/25/55[5,6]	19,035	19,041
VOLT LIX LLC, Series 2017-NPL6, Class A1 3.250%, due 05/25/47[5,6]	381,670	382,131
Series 2017-NPL7, Class A1 3.250%, due 04/25/59[5,6]	2,898,600	2,912,027
WhiteHorse VI Ltd., Series 2012-1A, Class A1R 2.370%, due 02/03/25[2,5]	163,445	163,445
Total asset-backed securities (cost—$64,638,245)		65,708,738
Commercial mortgage-backed security—0.03%
FNMA Aces, Trust 2013-M5, Class X2, IO 2.251%, due 01/25/22[2] (cost—$104,961)	1,913,188	116,323
Stripped mortgage-backed securities—1.31%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX, IO 1.354%, due 11/25/19[2]	22,002,779	607,627
Series K006, Class AX1, IO 0.968%, due 01/25/20[2]	12,589,632	253,928
Series K014, Class X1, IO 1.191%, due 04/25/21[2]	7,486,927	282,621
Series K027, Class X1, IO 0.811%, due 01/25/23[2]	6,734,460	241,276
Series K712, Class X1, IO 1.337%, due 11/25/19[2]	4,165,471	94,544
Series KAIV, Class X1, IO 1.307%, due 06/25/21[2]	4,524,952	174,953
Series KF05, Class A 1.582%, due 09/25/21[2]	806,698	806,950
Series KF06, Class A 1.562%, due 11/25/21[2]	892,133	892,134
Series KP03, Class A2 1.780%, due 07/25/19	1,338,902	1,340,554
FHLMC REMIC, Series 0013, Class B, IO 7.000%, due 06/25/23	40,287	5,639
Series 2136, Class GD, IO 7.000%, due 03/15/29	3,708	757
Series 2178, Class PI, IO 7.500%, due 08/15/29	20,082	4,443
GNMA REMIC, Trust 2011-92, Class IX, IO 0.734%, due 11/16/44[2]	1,463,339	191,786

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Stripped mortgage-backed securities—(concluded)
KGS Alpha SBA, Series 2012, IO 1.072%, due 04/25/38[2,3,4,5]		$34,504,260	$933,062
Total stripped mortgage-backed securities (cost—$5,935,562)			5,830,274
Short-term US government obligations—0.15%
US Treasury Bills 0.940%, due 08/31/17[7]		394,000	393,691
0.940%, due 08/31/17[7]		293,000	292,771
Total short-term US government obligations (cost—$686,462)			686,462
Repurchase agreements—8.13%
Repurchase agreement dated 07/31/17 with BNP Paribas Securities Corp., 1.170% due 08/01/17, collateralized by $32,200,000 Government National Mortgage Association obligations, 3.000% due 12/20/45; (value—$33,285,062); proceeds: $32,201,047		32,200,000	32,200,000
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $3,960,685 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$4,124,880); proceeds: $4,044,006		4,044,000	4,044,000
Total repurchase agreements (cost—$36,244,000)			36,244,000
	Notional amount
Option purchased—0.00%†
Put options—0.00%†
FNMA TBA, 3.000%, strike @ $98.64, expires 09/06/17 (cost—$15,703)	USD	3,000,000	2,584
Swaptions purchased—0.08%
Put swaptions[3]—0.08%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.600%, expires 08/02/2017 (Counterparty CITI; receive fixed rate); underlying swap terminates 08/04/2018	USD	75,000,000	0
3 Month USD LIBOR Interest Rate Swap, strike @ 2.050%, expires 09/05/2017 (Counterparty CITI; receive fixed rate); underlying swap terminates 09/07/2027	USD	5,000,000	108,495
	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions[3]—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250%, expires 11/28/2017 (Counterparty RBS; receive fixed rate); underlying swap terminates 11/30/2018	USD	111,800,000	$0
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250%, expires 02/05/2018 (Counterparty MSC; receive fixed rate); underlying swap terminates 02/07/2019	USD	145,000,000	1,595
3 Month USD LIBOR Interest Rate Swap, strike @ 3.000%, expires 05/11/2018 (Counterparty CITI; receive fixed rate); underlying swap terminates 05/15/2028	USD	45,000,000	200,619
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980%, expires 05/14/2018 (Counterparty CITI; receive fixed rate); underlying swap terminates 05/16/2028	USD	8,000,000	38,323
3 Month USD LIBOR Interest Rate Swap, strike @ 2.720%, expires 06/14/2018 (Counterparty GS; receive fixed rate); underlying swap terminates 06/18/2028	USD	2,500,000	26,662
Total swaptions purchased (cost—$849,441)			375,694
Total investments before investments sold short (cost—$772,955,938)—173.99%			775,321,043
	Face amount
Investments sold short—(7.86)%
FHLMC TBA 4.000%		$(500,000)	(526,665)
5.500%		(2,000,000)	(2,205,935)
FNMA TBA 3.000%		(3,500,000)	(3,500,820)
4.000%		(20,100,000)	(21,120,953)
GNMA TBA 3.000%		(5,000,000)	(5,069,409)
3.500%		(2,500,000)	(2,596,387)
Total investments sold short (proceeds—$34,950,023)			(35,020,169)
Liabilities in excess of other assets—(66.13)%			(294,689,102)
Net assets—100.00%			$445,611,772

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes before investments sold short was $773,199,060; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,545,350
Gross unrealized depreciation	(4,423,367)
Net unrealized appreciation	$2,121,983

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

Options written

Notional amount	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$1,500,000	FNMA TBA, 3.500%, strike @ 103.63	08/07/17	$1,817	$(130)	$1,687
2,500,000	FNMA TBA, 3.500%, strike @ 103.38	08/07/17	4,785	(822)	3,963
3,000,000	FNMA TBA, 3.000%, strike @ 99.94	08/07/17	8,203	(10,685)	(2,482)
2,000,000	FNMA TBA, 3.500%, strike @ 103.18	08/07/17	3,984	(1,496)	2,488
2,500,000	FNMA TBA, 3.500%, strike @ 103.25	09/06/17	5,273	(4,775)	498
1,500,000	FNMA TBA, 3.500%, strike @ 103.04	09/06/17	2,988	(4,038)	(1,050)
2,500,000	FNMA TBA, 3.500%, strike @ 103.21	09/06/17	4,297	(5,162)	(865)
4,000,000	FNMA TBA, 3.500%, strike @ 103.24	09/06/17	6,562	(6,562)	—
1,000,000	FNMA TBA, 3.500%, strike @ 103.27	09/06/17	1,602	(1,602)	—
4,000,000	FNMA TBA, 3.500%, strike @ 103.11	08/07/17	5,312	(3,909)	1,403
2,000,000	FNMA TBA, 3.500%, strike @ 103.20	08/07/17	3,906	(1,443)	2,463
5,000,000	FNMA TBA, 3.500%, strike @ 103.44	08/07/17	11,719	(1,258)	10,461
			$60,448	$(41,882)	$18,566
	Put options
$1,000,000	FNMA TBA, 3.000%, strike @ 98.40	08/07/17	$1,915	$(2)	$1,913
2,000,000	FNMA TBA, 3.000%, strike @ 98.91	08/07/17	3,907	(45)	3,862
2,000,000	FNMA TBA, 3.500%, strike @ 102.86	09/06/17	7,656	(8,345)	(689)
5,500,000	FNMA TBA, 4.000%, strike @ 104.28	09/06/17	18,046	(3,217)	14,829
			$31,524	$(11,609)	$19,915
			$91,972	$(53,491)	$38,481

Options written activity for the year ended July 31, 2017 was as follows:

	Notional amount	Premiums received
Options outstanding at July 31, 2016	$63,500,000	$159,980
Options written	590,000,000	1,506,446
Options terminated in closing purchase transactions	(113,500,000)	(307,071)
Options exercised	(175,000,000)	(530,156)
Options expired prior to exercise	(323,000,000)	(737,227)
Options outstanding at July 31, 2017	$42,000,000	$91,972

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

Interest rate swap agreements

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[8]	Payments received by the Portfolio[8]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	USD	20,000	08/14/17	CMM30_FNMA	10 Year USD Constant Maturity Swap Rate plus 0.770%	$—	$(5)	$(5)
CITI	USD	20,000	12/20/17	10 Year USD Constant Maturity Swap Rate plus 0.755%	CMM30_FNMA	—	(3)	(3)
CITI	USD	15,000	01/22/18	10 Year USD Constant Maturity Swap Rate plus 0.748%	CMM30_FNMA	—	1	1
CITI	USD	15,000	01/26/18	10 Year USD Constant Maturity Swap Rate plus 0.740%	CMM30_FNMA	—	1	1
JPMCB	USD	20,000	01/05/18	10 Year USD Constant Maturity Swap Rate plus 0.749%	CMM30_FNMA	—	2	2
						$—	$(4)	$(4)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[8]	Payments received by the Portfolio[8]	Value	Unrealized appreciation (depreciation)
USD	20,400	12/21/23	1.750%	3 Month USD LIBOR	$339,352	$(38,022)
USD	16,000	06/30/25	2.400	3 Month USD LIBOR	(317,158)	(317,158)
USD	2,400	12/20/47	2.750	3 Month USD LIBOR	(96,377)	19,809
					$(74,183)	$(335,371)

Total return swap agreements3

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[8]	Payments received by the Portfolio[8]	Upfront payments received (made)	Value	Unrealized depreciation
DB	USD	1,730	01/12/38	6.500%	3 Month USD LIBOR	$5,530	$(5,809)	$(279)
DB	USD	669	01/12/39	5.500	1 Month USD LIBOR	179	(1,862)	(1,683)
						$5,709	$(7,671)	$(1,962)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$18,235,382	$—	$18,235,382
Government national mortgage association certificates	—	147,939,454	—	147,939,454
Federal home loan mortgage corporation certificates	—	139,329,139	—	139,329,139
Federal housing administration certificates	—	—	111,973	111,973
Federal national mortgage association certificates	—	281,143,291	—	281,143,291
Collateralized mortgage obligations	—	79,597,729	—	79,597,729
Asset-backed securities	—	65,708,738	—	65,708,738
Commercial mortgage-backed security	—	116,323	—	116,323
Stripped mortgage-backed securities	—	4,897,212	933,062	5,830,274
Short-term US government obligations	—	686,462	—	686,462
Repurchase agreements	—	36,244,000	—	36,244,000
Option purchased	—	2,584	—	2,584
Swaptions purchased	—	375,694	—	375,694
Swap agreements	—	339,356	—	339,356
Total	$—	$774,615,364	$1,045,035	$775,660,399
Liabilities
Investments sold short	—	(35,020,169)	—	(35,020,169)
Options written	—	(53,491)	—	(53,491)
Swap agreements	—	(421,214)	—	(421,214)
Total	$—	$(35,494,874)	$—	$(35,494,874)

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended July 31, 2017:

	Federal housing administration certificates	Asset-backed securities	Collateralized mortgage obligations	Stripped mortgage- backed securities	Total
Beginning balance	$212,520	$1,902,142	$4,008,064	$1,740,531	$7,863,257
Purchases	—	—	—	—	—
Sales/paydown	(105,075)	(430,649)	(455,638)	(416,733)	(1,408,095)
Accrued discounts/(premiums)	(54)	—	30,635	(33,839)	(3,258)
Total realized gain/(loss)	(9)	—	10,582	(207,003)	(196,430)
Net change in unrealized appreciation/depreciation	4,591	(747)	109,461	(149,894)	(36,589)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(1,470,746)	(3,703,104)	—	(5,173,850)
Ending balance	$111,973	$—	$—	$933,062	$1,045,035

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2017

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2017 was $(312,846). Transfers out of Level 3 represent the value at the end of the period. At July 31, 2017, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Illiquid investment at the period end.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Rate shown is the discount rate at the date of purchase unless otherwise noted.

8  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 1.09% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned -0.51% and the Portfolio's previous benchmark, the Bloomberg Barclays US Intermediate Government/Credit Index returned -0.03%. Over the same period, the Lipper Core Bond Funds category posted a median return of 0.05%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 32. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Special notes: Effective December 14, 2016, Barings LLC (Formerly Babson Capital Management) no longer served as a subadvisor for this Portfolio and Blackrock became the sole subadvisor of this Portfolio. Effective March 31, 2017, the Portfolio's benchmark changed from the Bloomberg Barclays US Intermediate Government/Credit Index to the Bloomberg Barclays US Aggregate Bond Index.

Subadvisors' comments (Unaudited)2

Blackrock

Our portion of the Portfolio outperformed the benchmark during the reporting period. The relative outperformance was spread across a diverse set of factors. The largest contributor to results was our overweight to securitized products. This positioning benefited from the broad-based risk-on rally. This led to spread tightening as investors sought stable yielding securities in a more volatile environment. Our securitized product security selection was also additive for returns. We favored single asset/single borrower deals within the commercial mortgage-backed security ("CMBS") sector. We also maintained a diversified mix of sub-sectors within the asset-backed security ("ABS") space, which contributed to returns. In general, however, we grew more cautious as the fiscal year progressed and took profits in certain areas within securitized products. On the credit front, our allocation to high yield corporate bonds and security selection of investment grade corporate bonds also helped to drive our outperformance. A preference for financial issuers and select trades in the telecommunications and energy sectors proved beneficial for our portion of the Portfolio. Another contributing factor was yield curve positioning, which benefited from the steepening of the yield curve as a result of a reflationary environment taking hold in the market in the second half of 2016. In a similar theme, our allocation to Treasury Inflation-Protected

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

BlackRock Financial Management, Inc. ("BlackRock");

Barings LLC (f/k/a Babson Capital Management LLC) ("Barings")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

BlackRock: Akiva Dickstein and Harrison Segall;

Barings: William Awad, Ronald Desautels, David Nagle, Charles Sanford and Douglas Trevallion

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock: The Portfolio invests primarily in fixed income securities. The portfolio buys specific bonds based on its credit analysis and review. The Portfolio strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility.

(continued on next page)

PACE Intermediate Fixed Income Investments

Subadvisors' comments (Unaudited) – continued

Securities ("TIPS") augmented performance, as breakevens widened in concert with the steepening of the yield curve. Our underweight position in investment grade corporate bonds was the largest detractor from performance during the reporting period. Their spreads tightened significantly, compressing their spreads to multi-year tight levels. An underweight to emerging markets debt and security selection within the agency residential mortgage-backed security space also detracted from performance.

A number of derivative instruments were used during the reporting period, primarily to adjust our duration and curve exposure, as well as to hedge risk. We believe that derivatives were beneficial for performance, as they helped us manage our portion of the Portfolio more efficiently. Interest rate swaps are the most common type of swaps and were useful in managing exposure to interest rates by adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide insurance or protection against a particular issuer or basket of issuers from defaulting. Credit default swaps were used as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy (call) or sell (put) a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Barings LLC (Formerly Babson Capital Management)

During our time managing a portion of the Portfolio, we outperformed the benchmark. Our allocation to investment grade corporate bonds was a strong driver of our outperformance. In particular, our holdings in the banking and finance-other sectors were additive for performance. The finance-other category contains such sub-sectors as asset managers and brokerage companies. An allocation to BB-rated high yield bonds also helped performance during the period.

Elsewhere, the securitized sector contributed to returns. Asset-backed securities (ABS), with allocations to student loans, automobile, timeshares and business franchise receivables, were the largest contributing subsectors. Allocations to residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") also added to performance.

The front-end of the yield curve (between three months and three years) steepened substantially after the outcome of the US election in anticipation of fiscal stimulus, increasing budget deficits and potential inflation. In addition, the US Federal Reserve Board has indicated there may be two or three rate hikes in 2017. As a result, our duration was increased from 1.5 years prior to the election to 1.75 years at the end of November 2016. Duration positioning was a slight detractor from performance toward the end of the reporting period as the strategy was in the process of lengthening its duration.

Investment process
(concluded)

Once the Portfolio establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

Barings: The Portfolio seeks to invest primarily in a diversified portfolio of short-term fixed income securities through an investment process that consists of a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis. The Portfolio seeks to add value through security selection, sector rotation, convexity biases and yield curve positioning. Finally, the Portfolio employs a quantitative rules-based approach to manage duration, which involves limiting the portfolio duration to a range of 0-3 years, driven by the dynamics and shape of the yield curve.

PACE Intermediate Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

Our portion of the Portfolio used derivative instruments for yield curve, duration, and credit risk management. During the period, Treasury futures and options on credit default swaps were used to manage our portion of the Portfolio. Derivatives were a modest contributor to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.84%	1.33%	3.12%
Class C2	0.32	0.84	2.61
Class Y3	1.09	1.59	3.38
Class P4	1.09	1.59	3.38
After deducting maximum sales charge
Class A1	(2.98)	0.56	2.73
Class C2	(0.43)	0.84	2.61
Bloomberg Barclays US Aggregate Bond Index[5,7]	(0.51)	2.02	4.44
Bloomberg Barclays US Intermediate Government/Credit Index[6,7]	(0.03)	1.67	3.82
Lipper Core Bond Funds median	0.05	2.06	4.31

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.76%	1.45%	3.18%
Class C2	0.25	0.95	2.67
Class Y3	1.02	1.70	3.43
Class P4	0.94	1.70	3.43
After deducting maximum sales charge
Class A1	(2.98)	0.68	2.79
Class C2	(0.49)	0.95	2.67

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.03% and 0.93%; Class C—1.53% and 1.43%; Class Y—0.94% and 0.68%; and Class P—0.83% and 0.68% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

7  Effective April 1, 2017, the Portfolio's primary benchmark index was changed from the Bloomberg Barclays US Intermediate Government/Credit Index to the Bloomberg Barclays US Aggregate Bond Index.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Bloomberg Barclays US Aggregate Bond Index and the Bloomberg Barclays US Intermediate Government/Credit Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Intermediate Fixed Income Investments

PACE Intermediate Fixed Income Investments

Portfolio statistics—July 31, 2017 (unaudited)

Characteristics
Weighted average duration	5.58 yrs.
Weighted average maturity	7.64 yrs.
Average coupon	3.20%
Top ten holdings (long holdings)[1]	Percentage of net assets
FHLMC, 3.000% due 02/01/47	6.5%
US Treasury Note, 1.750% due 06/30/22	5.6
FNMA, 3.500% due 12/01/43	4.8
FNMA, 3.000% due 03/01/47	3.7
US Treasury Bond, 3.000% due 05/15/47	2.7
FHLMC TBA, 3.500%	2.6
US Treasury Bond, 3.750% due 11/15/43	2.5
GNMA TBA, 3.000%	2.5
GNMA, 3.500% due 04/20/47	2.1
FNMA TBA, 3.500%	2.0
Total	35.0%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	90.5%
Japan	1.5
France	1.3
Netherlands	1.2
Venezuela	1.0
Total	95.5%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	41.9%
Corporate notes	30.4
US government obligations	19.9
Collateralized mortgage obligations	8.3
Asset-backed securities	7.3
Non-US government obligations	0.9
Options, swaptions, futures, swaps and forward foreign currency contracts	0.0 *
Investments sold short	(16.9)
Cash equivalents and other assets less liabilities	8.2
Total	100.0%

*  Amount represents less than 0.05%.

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
US government obligations—19.90%
US Treasury Bonds 2.875%, due 11/15/46	$456,000	$454,094
3.000%, due 02/15/47[1]	5,949,000	6,074,720
3.000%, due 05/15/47	10,490,000	10,717,423
3.750%, due 11/15/43	8,440,000	9,843,479
4.750%, due 02/15/37	4,280,000	5,672,674
US Treasury Inflation Index Note (TIPS) 0.375%, due 01/15/27	2,052,561	2,026,580
US Treasury Notes 1.375%, due 05/31/21	5,150,000	5,091,259
1.500%, due 05/15/20	755,000	755,413
1.500%, due 05/31/20	700,000	700,218
1.750%, due 10/31/18	160,000	160,913
1.750%, due 06/30/22	22,164,000	22,079,156
1.875%, due 07/31/22	1,650,000	1,653,222
2.000%, due 09/30/20	1,225,000	1,241,748
2.000%, due 12/31/21	860,000	868,096
2.000%, due 06/30/24	4,840,000	4,808,995
2.125%, due 08/31/20	735,000	747,977
2.125%, due 12/31/21	2,380,000	2,415,979
2.375%, due 05/15/27	2,800,000	2,820,891
Total US government obligations (cost—$77,671,952)		78,132,837
Federal home loan bank certificate—0.19%
FHLB 4.000%, due 09/01/28 (cost—$679,081)	680,000	750,860
Federal home loan mortgage corporation certificates—12.45%
FHLMC 3.000%, due 02/01/47[1]	25,558,571	25,628,375
3.500%, due 08/01/42[1]	12,238	12,662
3.500%, due 11/01/42	14,304	14,810
4.000%, due 07/01/46	57,254	60,697
4.000%, due 08/01/46	32,034	33,961
4.000%, due 09/01/46	4,567	4,842
4.000%, due 10/01/46	9,233	9,788
4.000%, due 02/01/47	139,796	148,224
5.000%, due 02/01/42	979,800	1,076,207
5.000%, due 09/01/43	313,409	342,864
6.250%, due 07/15/32	302,000	428,377
6.750%, due 03/15/31	82,000	118,912
FHLMC TBA 2.500%	2,700,000	2,722,323
3.000%	1,800,000	1,852,488
3.500%	800,000	831,016
3.500%	9,045,000	9,302,217
4.000%	4,152,000	4,373,430
4.500%	1,800,000	1,930,235
Total federal home loan mortgage corporation certificates (cost—$48,712,793)		48,891,428
	Face amount	Value
Federal national mortgage association certificates—20.10%
FNMA 2.500%, due 04/01/32[1]	$6,293,889	$6,349,753
3.000%, due 01/01/32	990,356	1,021,318
3.000%, due 04/01/32	2,313,328	2,385,672
3.000%, due 03/01/47[1]	14,461,826	14,535,019
3.000%, due 04/01/47[1]	3,323,832	3,336,248
3.500%, due 03/01/32[1]	1,211,227	1,268,064
3.500%, due 04/01/42	4,539	4,694
3.500%, due 12/01/42	8,228	8,510
3.500%, due 07/01/43	12,442	12,838
3.500%, due 11/01/43	16,992	17,572
3.500%, due 12/01/43[1]	18,224,801	18,828,659
3.500%, due 01/01/44	14,176	14,729
3.500%, due 05/01/44	17,175	17,842
3.500%, due 02/01/45	9,172	9,479
3.500%, due 06/01/46	60,149	62,187
3.500%, due 11/01/46	5,846	6,054
3.500%, due 01/01/47	9,301	9,648
4.000%, due 03/01/31	504,223	531,263
4.000%, due 02/01/42[1]	4,322,820	4,565,902
4.000%, due 06/01/43[1]	6,051,206	6,394,215
4.000%, due 10/01/43	218,000	230,367
4.500%, due 04/01/41[1]	4,772,605	5,166,623
5.000%, due 09/01/31	543,936	599,290
5.000%, due 01/01/44	159,827	175,565
5.000%, due 03/01/44	286,476	314,612
FNMA TBA 2.500%	3,100,000	3,125,672
3.000%	553,000	568,856
3.500%	7,730,000	7,958,276
4.000%	880,000	919,718
5.000%	418,000	456,910
Total federal national mortgage association certificates (cost—$78,943,153)		78,895,555
Government national mortgage association certificates—9.17%
GNMA 3.500%, due 01/20/43[1]	5,442,545	5,678,684
3.500%, due 04/20/47	8,070,047	8,392,585
4.000%, due 08/20/44	1,154,135	1,221,444
4.000%, due 06/20/47	624,656	659,982
4.500%, due 07/20/40	14,022	15,082
4.500%, due 08/20/40	13,933	14,989
4.500%, due 10/20/40	23,665	25,430
4.500%, due 06/20/44	328,521	349,347
GNMA TBA 3.000%	9,600,000	9,739,125
4.000%	3,071,000	3,227,429
4.000%[1]	3,071,000	3,229,948
4.500%	1,999,000	2,122,844
5.000%	1,200,000	1,309,313
Total government national mortgage association certificates (cost—$35,959,736)		35,986,202

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Collateralized mortgage obligations—8.29%
Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4 6.266%, due 02/10/51[2]	$110,709	$111,125
Bank, Series 2017-BNK4, Class A4 3.625%, due 05/15/50	800,000	834,880
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL 2.551%, due 07/05/33[2,3]	965,000	964,999
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A 2.456%, due 05/15/29[2,3]	1,490,000	1,491,858
CD Mortgage Trust, Series 2017-CD3, Class A4 3.631%, due 02/10/50	545,000	571,111
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class AM 5.759%, due 07/10/38[2]	87,159	87,061
Series 2013-GAM, Class A2 3.367%, due 02/10/28[3]	1,090,000	1,115,215
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	155,236
Series 2014-PAT, Class A 1.959%, due 08/13/27[2,3]	915,000	915,287
Series 2015-CR25, Class B 4.546%, due 08/10/48[2]	320,000	339,515
Series 2015-RUM, Class B 3.309%, due 07/15/30[2,3]	775,000	761,229
Core Industrial Trust, Series 2015-TEXW, Class A 3.077%, due 02/10/34[3]	1,735,000	1,782,454
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO 1.181%, due 03/25/24[2]	2,638,686	168,030
FHLMC REMIC, Trust 2626, Class A 4.000%, due 06/15/33	147,609	156,658
Trust 3990, Class VA 3.500%, due 01/15/25	265,214	274,966
Trust 4213, Class VE 3.500%, due 06/15/26	252,891	264,114
Trust 4248, Class FL 1.676%, due 05/15/41[2]	328,734	330,168
Trust 4316, Class XZ 4.500%, due 03/15/44	354,260	400,648
Trust 4323, Class CA 4.000%, due 03/15/40	286,611	299,740
Trust 4325, Class MA 4.000%, due 09/15/39	861,980	903,802
Trust 4328, Class DA 4.000%, due 01/15/36	872,668	907,863
Trust 4336, Class MA 4.000%, due 01/15/40	763,164	796,448
Trust 4443, Class BA 3.500%, due 04/15/41	126,244	130,666
Trust 4447, Class PA 3.000%, due 12/15/44	109,582	112,765
Trust 4606, Class FB 1.726%, due 08/15/46[2]	428,152	430,566
	Face amount	Value
Collateralized mortgage obligations—(continued)
FHLMC Structured Agency Credit Risk, Series 2016-DNA1, Class M1 2.682%, due 07/25/28[2]	$92,080	$92,429
FNMA Connecticut Avenue Securities, Series 2015-C04, Class 1M1 2.832%, due 04/25/28[2]	28,166	28,199
Series 2016-C04, Class 1M1 2.682%, due 01/25/29[2]	367,306	372,184
Series 2016-C05, Class 2M1 2.582%, due 01/25/29[2]	336,905	340,209
Series 2016-C06, Class 1M1 2.532%, due 04/25/29[2]	191,362	194,245
FNMA REMIC, Trust 2005-109, Class PV 6.000%, due 10/25/32	56,212	56,739
Trust 2011-8, Class ZA 4.000%, due 02/25/41	2,151,973	2,270,689
Trust 2013-112, Class HQ 4.000%, due 11/25/43	91,396	96,454
Trust 2014-12, Class GV 3.500%, due 03/25/27	155,684	163,000
Trust 2014-48, Class AB 4.000%, due 10/25/40	227,164	237,770
Trust 2015-20, Class EV 3.500%, due 07/25/26	287,902	301,544
Trust 2015-58, Class JP 2.500%, due 03/25/37	174,456	175,952
Trust 2015-62, Class VA 4.000%, due 10/25/26	85,117	91,574
Trust 2016-48, Class UF 1.632%, due 08/25/46[2]	788,491	790,525
Trust 2016-62, Class FC 1.732%, due 09/25/46[2]	329,504	333,171
Trust 2016-74, Class GF 1.732%, due 10/25/46[2]	424,751	429,251
FREMF Mortgage Trust, Series 2013-K712, Class B 3.365%, due 05/25/45[2,3]	110,000	112,389
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class DFX 3.382%, due 12/15/34[2,3]	1,025,000	1,040,118
GNMA, Trust 2014-131, Class BW 2.923%, due 05/20/41[2]	94,262	96,388
Trust 2015-3, Class ZD 4.000%, due 01/20/45	635,368	691,003
GS Mortgage Securities Trust, Series 2015-GS1, Class XA, IO 0.829%, due 11/10/48[2]	7,535,279	403,339
JP Morgan Mortgage Trust, Series 2017-1, Class A4 3.500%, due 01/25/47[2,3]	963,699	988,808
Series 2017-2, Class A6 3.000%, due 05/25/47[2,3]	711,401	718,954
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, IO 0.933%, due 09/15/47[2]	5,105,051	253,310

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Madison Avenue Trust, Series 2017 330M, Class A 1.000%, due 08/15/34[2,3]	$350,000	$355,249
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class D 5.446%, due 09/12/42[2]	650,122	685,928
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM 5.856%, due 09/12/49[2]	350,000	351,372
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 4.890%, due 11/15/46[2]	205,000	216,859
Series 2015-C24, Class A4 3.732%, due 05/15/48	1,101,000	1,156,922
Series 2015-C25, Class A5 3.635%, due 10/15/48	725,000	757,477
Morgan Stanley Capital I Trust, Series 2015-MS1, Class A4 3.779%, due 05/15/48[2]	520,000	548,352
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class A 3.858%, due 04/09/37[3]	300,000	311,494
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1 3.750%, due 11/25/56[2,3]	179,778	186,160
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B 4.144%, due 01/05/43[2,3]	540,000	553,225
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3 3.000%, due 10/25/31[2,3]	361,965	364,991
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX 2.997%, due 10/25/46[2]	155,263	155,362
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 5.996%, due 02/15/51[2]	247,201	246,929
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, IO 0.979%, due 02/15/48[2]	12,422,628	677,634
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL 2.122%, due 03/15/44[2,3]	1,380,295	1,384,575
Total collateralized mortgage obligations (cost—$32,672,559)		32,537,177
Asset-backed securities—7.35%
ALM VIII Ltd., Series 2013-8A, Class A1R 2.794%, due 10/15/28[2,3]	510,000	514,761
American Homes 4 Rent, Series 2014-SFR3, Class A 3.678%, due 12/17/36[3]	481,629	506,476
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D 2.540%, due 06/08/20	130,000	130,883
Series 2016-2, Class A3 1.600%, due 11/09/20	250,000	250,058
	Face amount	Value
Asset-backed securities—(continued)
Avery Point V CLO Ltd., Series 2014-5A, Class A 2.764%, due 07/17/26[2,3]	$250,000	$249,999
B2R Mortgage Trust, Series 2015-2, Class A 3.336%, due 11/15/48[3]	603,773	611,701
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE12, Class M1 1.712%, due 12/25/35[2]	90,340	90,397
BlueMountain CLO Ltd., Series 2015-2A, Class A1 2.734%, due 07/18/27[2,3]	280,000	281,162
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 2.774%, due 10/15/25[2,3]	250,000	251,029
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5 1.847%, due 04/22/26[2]	650,000	655,017
Series 2017-A6, Class A6 1.994%, due 05/14/29[2]	540,000	543,397
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A 1.880%, due 03/15/22[3]	58,825	58,827
Series 2015-2A, Class B 3.040%, due 08/15/23[3]	840,000	845,515
Series 2016-2A, Class A 2.420%, due 11/15/23[3]	650,000	652,052
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500%, due 01/25/30[3]	79,768	75,096
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A 1.472%, due 10/25/34[2,3]	110,437	109,695
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[3]	1,729,041	1,741,172
Diamond Resorts Owner Trust, Series 2014-1, Class B 2.980%, due 05/20/27[3]	61,389	61,042
Drive Auto Receivables Trust, Series 2016-BA, Class B 2.560%, due 06/15/20[3]	100,000	100,277
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A 2.730%, due 04/25/28[3]	176,249	172,924
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830%, due 09/20/21[3]	169,267	169,268
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M5 2.807%, due 01/25/35[2]	193,344	194,005
Ford Credit Floorplan Master Owner Trust, Series 2014-2, Class A 1.729%, due 02/15/21[2]	2,160,000	2,168,963
Fremont Home Loan Trust, Series 2005-2, Class M2 1.952%, due 06/25/35[2]	61,935	61,973

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Asset-backed securities—(continued)
Galaxy XX CLO Ltd., Series 2015-20A, Class A 2.757%, due 07/20/27[2,3]	$280,000	$280,124
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A 2.464%, due 04/25/25[2,3]	281,617	281,616
Greystone Commercial Real Estate Notes, Series 2017-FL1A, Class A 2.776%, due 03/15/27[2,3]	330,000	330,131
HSBC Home Equity Loan Trust USA, Series 2007-3, Class A4 2.728%, due 11/20/36[2]	9,970	9,999
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 1.452%, due 10/25/35[2]	47,723	47,689
LCM XXIII Ltd., Series 23A, Class A1 2.707%, due 10/20/29[2,3]	250,000	251,915
Lehman XS Trust, Series 2005-6, Class 1A1 1.752%, due 11/25/35[2]	238,793	158,598
Mercedes-Benz Master Owner Trust, Series 2016-AA, Class A 1.806%, due 05/15/20[2,3]	896,000	898,991
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A 1.920%, due 10/15/19[3]	800,000	800,521
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D 1.602%, due 01/25/36[2]	13,111	13,117
OneMain Financial Issuance Trust, Series 2014-1, Class A 2.430%, due 06/18/24[3]	7,116	7,118
Series 2015-1A, Class A 3.190%, due 03/18/26[3]	1,655,000	1,670,849
Series 2015-2A, Class A 2.570%, due 07/18/25[3]	362,449	362,829
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class A3 1.442%, due 12/25/35[2]	73,803	73,709
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 2.162%, due 03/25/36[2]	18,260	18,302
PFS Financing Corp., Series 2016-1A, Class A 2.426%, due 02/18/20[2,3]	1,095,000	1,098,802
Series 2016-BA, Class A 1.870%, due 10/15/21[3]	160,000	159,378
Series 2017-AA, Class A 1.806%, due 03/15/21[2,3]	2,390,000	2,391,555
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3 1.512%, due 05/25/36[2]	113,859	113,063
Prestige Auto Receivables Trust, Series 2015-1, Class B 2.040%, due 04/15/21[3]	180,000	180,247
	Face amount	Value
Asset-backed securities—(concluded)
Progress Residential Trust, Series 2015-SFR2, Class A 2.740%, due 06/12/32[3]	$1,040,388	$1,048,177
RAAC Trust, Series 2006-RP2, Class A 1.482%, due 02/25/37[2,3]	80,572	80,134
RASC Trust, Series 2005-AHL3, Class A2 1.472%, due 11/25/35[2]	18,126	18,122
Santander Drive Auto Receivables Trust, Series 2014-4, Class C 2.600%, due 11/16/20	725,337	728,377
Series 2016-1, Class A3 1.620%, due 03/16/20	1,280,000	1,280,398
Series 2016-2, Class A3 1.560%, due 05/15/20	190,000	190,000
SMB Private Education Loan Trust, Series 2014-A, Class A2B 2.376%, due 05/15/26[2,3]	500,732	507,832
Series 2015-C, Class B 3.500%, due 09/15/43[3]	630,000	622,548
Series 2016-A, Class A1 1.926%, due 05/15/23[2,3]	281,707	282,030
Series 2016-A, Class A2A 2.700%, due 05/15/31[3]	110,000	110,702
Series 2016-C, Class A2A 2.340%, due 09/15/34[3]	570,000	564,727
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[3]	28,055	28,512
Series 2015-C, Class A2 2.510%, due 08/25/33[3]	553,701	555,403
Series 2016-A, Class A1 2.982%, due 08/25/36[2,3]	165,181	170,610
Series 2016-B, Class A1 2.432%, due 06/25/33[2,3]	168,044	170,762
Series 2016-B, Class A2A 1.680%, due 03/25/31[3]	100,776	100,813
Series 2016-C, Class A2A 1.480%, due 05/26/31[3]	356,890	356,170
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1 1.682%, due 06/25/36[2]	38,010	37,892
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050%, due 04/25/29[3]	309,870	311,759
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A 2.040%, due 03/15/22	1,050,000	1,054,830
Tricon American Homes, Series 2015-SFR1, Class A 2.476%, due 05/17/32[2,3]	898,763	903,684
Westgate Resorts LLC, Series 2014-1A, Class A 2.150%, due 12/20/26[3]	87,064	86,873
Total asset-backed securities (cost—$28,696,986)		28,854,597

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—30.40%
Aerospace & defense—0.48%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[3]	$50,000	$50,775
3.850%, due 12/15/25[3]	20,000	20,902
General Dynamics Corp. 2.125%, due 08/15/26	40,000	37,744
Lockheed Martin Corp. 3.350%, due 09/15/21	170,000	177,829
3.550%, due 01/15/26	5,000	5,215
4.700%, due 05/15/46	130,000	146,221
Northrop Grumman Corp. 3.250%, due 08/01/23	160,000	166,286
Rockwell Collins, Inc. 2.800%, due 03/15/22	245,000	248,381
United Technologies Corp. 1.778%, due 05/04/18[4]	599,000	599,914
1.900%, due 05/04/20	345,000	346,194
3.125%, due 05/04/27	50,000	50,618
3.750%, due 11/01/46	50,000	49,090
		1,899,169
Airlines—0.02%
American Airlines Pass-Through Trust 2014-1, Class B 4.375%, due 10/01/22	15,582	15,966
American Airlines Pass-Through Trust 2015-1, Class A 3.375%, due 05/01/27	72,567	73,111
		89,077
Auto & truck—0.02%
Delphi Automotive PLC 4.400%, due 10/01/46	26,000	26,215
Delphi Corp. 4.150%, due 03/15/24	43,000	45,470
		71,685
Banking-non-US—1.73%
Bancolombia SA 5.950%, due 06/03/21[5]	220,000	242,275
BNP Paribas SA 4.625%, due 03/13/27[3]	280,000	297,112
Citizens Financial Group, Inc. 2.375%, due 07/28/21	15,000	14,946
Credit Agricole SA 3.375%, due 01/10/22[3]	320,000	328,068
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	345,000	350,146
3.450%, due 04/16/21	250,000	257,908
Credit Suisse New York 1.700%, due 04/27/18	395,000	395,083
Discover Financial Services 3.750%, due 03/04/25	35,000	35,158
4.100%, due 02/09/27	55,000	55,682
HSBC Holdings PLC 3.262%, due 03/13/23[2]	565,000	578,619
3.400%, due 03/08/21	320,000	330,889
4.375%, due 11/23/26	200,000	210,172
	Face amount	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
ING Bank N.V. 4.125%, due 11/21/23[2,6]	$210,000	$214,637
Intesa Sanpaolo SpA 3.125%, due 07/14/22[3]	255,000	256,698
3.875%, due 07/14/27[3]	370,000	372,667
Kreditanstalt fuer Wiederaufbau 1.500%, due 02/06/19	509,000	509,326
Lloyds Banking Group PLC 3.000%, due 01/11/22	200,000	202,140
3.750%, due 01/11/27	200,000	203,192
Macquarie Bank Ltd. 2.850%, due 01/15/21[3]	75,000	75,892
Mitsubishi UFJ Financial Group, Inc. 2.998%, due 02/22/22	75,000	76,396
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[3]	540,000	546,052
Mizuho Financial Group, Inc. 2.953%, due 02/28/22	300,000	302,872
National Australia Bank Ltd. MTN 2.125%, due 05/22/20	250,000	250,700
Royal Bank of Canada GMTN 2.500%, due 01/19/21	240,000	242,984
Santander UK Group Holdings PLC 2.875%, due 10/16/20	245,000	248,774
2.875%, due 08/05/21	201,000	201,780
		6,800,168
Banking-US—4.71%
Aviation Capital Group Corp. 2.875%, due 09/17/18[3]	630,000	636,667
Bank of America Corp. 2.000%, due 01/11/18	178,000	178,349
2.250%, due 04/21/20	677,000	679,902
2.881%, due 04/24/23[2]	450,000	452,361
3.875%, due 08/01/25	660,000	687,954
4.000%, due 01/22/25	460,000	474,047
4.244%, due 04/24/38[2]	70,000	72,758
Bank of America Corp. GMTN 3.300%, due 01/11/23	320,000	328,371
Bank of America Corp. MTN 1.950%, due 05/12/18	137,000	137,232
2.151%, due 11/09/20	850,000	849,320
2.357%, due 03/22/18[2]	770,000	774,550
3.824%, due 01/20/28[2]	460,000	469,738
4.443%, due 01/20/48[2]	70,000	74,541
6.875%, due 04/25/18	63,000	65,316
Branch Banking & Trust Co. 3.625%, due 09/16/25	250,000	260,865
Capital One Bank USA N.A. 2.250%, due 02/13/19	515,000	516,663
Capital One Financial Corp. 2.500%, due 05/12/20	280,000	281,978
3.200%, due 02/05/25	210,000	208,572
3.750%, due 07/28/26	110,000	108,028
Capital One N.A. 2.350%, due 01/31/20	330,000	331,513
2.950%, due 07/23/21	260,000	264,406

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—(continued)
Banking-US—(concluded)
CIT Group, Inc. 3.875%, due 02/19/19	$295,000	$302,006
5.500%, due 02/15/19[3]	52,000	54,564
Discover Bank 2.600%, due 11/13/18	330,000	332,926
3.100%, due 06/04/20	250,000	256,092
3.450%, due 07/27/26	250,000	245,601
4.200%, due 08/08/23	270,000	287,048
Fifth Third Bank MTN 2.150%, due 08/20/18	206,000	206,834
Goldman Sachs Group, Inc. 2.372%, due 04/30/18[2]	530,000	533,687
2.375%, due 01/22/18	591,000	592,994
2.550%, due 10/23/19	231,000	234,038
2.600%, due 04/23/20	349,000	353,392
3.750%, due 05/22/25	75,000	77,142
4.250%, due 10/21/25	65,000	67,660
HSBC USA, Inc. 1.700%, due 03/05/18	100,000	100,064
JPMorgan Chase & Co. 2.214%, due 01/25/18[2]	525,000	527,035
2.700%, due 05/18/23	150,000	149,571
2.972%, due 01/15/23	313,000	317,413
3.200%, due 06/15/26	150,000	149,093
3.250%, due 09/23/22	105,000	108,417
3.782%, due 02/01/28[2]	1,000,000	1,026,673
4.250%, due 10/01/27	163,000	172,210
KeyCorp MTN 2.900%, due 09/15/20	100,000	102,145
Northern Trust Corp. 4.600%, due 10/01/26[2,7]	119,000	120,190
Santander Holdings USA, Inc. 3.700%, due 03/28/22[3]	189,000	191,920
State Street Corp. 2.550%, due 08/18/20	195,000	198,967
5.250%, due 09/15/20[2,7]	147,000	154,310
The Bank of New York Mellon Corp. 2.050%, due 05/03/21	175,000	174,152
2.800%, due 05/04/26	90,000	88,652
3.000%, due 02/24/25	160,000	160,325
4.625%, due 09/20/26[2,7]	195,000	198,217
Wells Fargo & Co. 1.943%, due 04/23/18[2]	685,000	687,756
2.100%, due 07/26/21	80,000	79,134
3.000%, due 10/23/26	720,000	706,158
Wells Fargo & Co. GMTN 4.300%, due 07/22/27	555,000	589,021
Wells Fargo & Co. MTN 2.625%, due 07/22/22	650,000	651,227
3.584%, due 05/22/28[2]	425,000	431,907
4.750%, due 12/07/46	5,000	5,415
		18,487,087
Beverages—0.28%
Anheuser-Busch InBev Finance, Inc. 4.700%, due 02/01/36	360,000	398,473
4.900%, due 02/01/46	230,000	258,735
	Face amount	Value
Corporate notes—(continued)
Beverages—(concluded)
PepsiCo, Inc. 3.450%, due 10/06/46	$80,000	$75,797
The Coca-Cola Co. 1.875%, due 10/27/20	350,000	350,957
		1,083,962
Biotechnology—0.47%
Amgen, Inc. 2.200%, due 05/11/20	100,000	100,888
3.125%, due 05/01/25	40,000	40,441
4.400%, due 05/01/45	120,000	126,136
4.563%, due 06/15/48	26,000	27,828
4.663%, due 06/15/51	73,000	79,407
Celgene Corp. 2.250%, due 05/15/19	50,000	50,412
2.875%, due 08/15/20	605,000	620,163
3.250%, due 08/15/22	90,000	93,024
Gilead Sciences, Inc. 2.500%, due 09/01/23	30,000	29,933
3.250%, due 09/01/22	80,000	83,441
3.700%, due 04/01/24	185,000	195,574
4.150%, due 03/01/47	400,000	403,952
		1,851,199
Building products—0.12%
Holcim US Finance Sarl & Cie SCS 6.000%, due 12/30/19[3]	415,000	449,939
Cable—0.10%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, due 02/15/26[3]	350,000	376,250
Chemicals—0.22%
E.I. du Pont de Nemours & Co. 2.200%, due 05/01/20	75,000	75,580
Eastman Chemical Co. 3.800%, due 03/15/25	42,000	43,288
LYB International Finance BV 4.875%, due 03/15/44	80,000	86,844
LyondellBasell Industries N.V. 5.000%, due 04/15/19	243,000	253,733
Monsanto Co. 3.950%, due 04/15/45	80,000	76,844
RPM International, Inc. 6.125%, due 10/15/19	259,000	280,581
The Dow Chemical Co. 8.550%, due 05/15/19	55,000	61,431
		878,301
Commercial services—0.03%
Duke University 4.077%, due 10/01/48	91,000	99,161
Republic Services, Inc. 2.900%, due 07/01/26	35,000	34,384
		133,545

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—(continued)
Communications equipment—0.50%
Apple, Inc. 2.450%, due 08/04/26	$460,000	$442,675
2.850%, due 05/06/21	20,000	20,608
3.350%, due 02/09/27	195,000	200,349
3.850%, due 08/04/46	500,000	499,353
4.500%, due 02/23/36	150,000	169,509
QUALCOMM, Inc. 2.100%, due 05/20/20	355,000	357,842
3.450%, due 05/20/25	268,000	276,902
		1,967,238
Computers—0.15%
Hewlett Packard Enterprise Co. 2.450%, due 10/05/17	123,000	123,212
2.850%, due 10/05/18	250,000	253,019
International Business Machines Corp. 3.450%, due 02/19/26	212,000	217,593
		593,824
Containers & packaging—0.08%
WestRock RKT Co. 4.900%, due 03/01/22	293,000	320,053
Diversified financial services—0.46%
Air Lease Corp. 3.625%, due 04/01/27	30,000	30,094
Fidelity National Information Services, Inc. 3.500%, due 04/15/23	69,000	71,802
5.000%, due 10/15/25	15,000	16,940
GE Capital International Funding Co. 2.342%, due 11/15/20	384,000	388,091
4.418%, due 11/15/35	200,000	216,795
Intercontinental Exchange, Inc. 3.750%, due 12/01/25	100,000	105,400
Nomura Holdings, Inc. GMTN 2.750%, due 03/19/19	80,000	80,957
ORIX Corp. 2.900%, due 07/18/22	110,000	110,770
S&P Global, Inc. 3.300%, due 08/14/20	370,000	380,632
Visa, Inc. 3.150%, due 12/14/25	45,000	46,075
4.150%, due 12/14/35	210,000	228,409
4.300%, due 12/14/45	100,000	109,861
		1,785,826
Electric utilities—0.59%
Alabama Power Co. 5.200%, due 06/01/41	35,000	40,456
Ameren Corp. 2.700%, due 11/15/20	220,000	223,452
Black Hills Corp. 3.150%, due 01/15/27	30,000	29,210
Dominion Energy, Inc. 2.579%, due 07/01/20	60,000	60,580
	Face amount	Value
Corporate notes—(continued)
Electric utilities—(concluded)
DTE Energy Co. 3.300%, due 06/15/22	$150,000	$154,267
Duke Energy Carolinas LLC 2.950%, due 12/01/26	185,000	185,092
Duke Energy Corp. 1.800%, due 09/01/21	660,000	649,148
2.650%, due 09/01/26	410,000	396,814
3.550%, due 09/15/21	230,000	240,064
3.750%, due 04/15/24	110,000	115,994
4.800%, due 12/15/45	190,000	211,946
		2,307,023
Electric-generation—0.02%
Emera US Finance LP 2.150%, due 06/15/19	50,000	50,122
3.550%, due 06/15/26	40,000	40,563
		90,685
Electric-integrated—2.23%
CMS Energy Corp. 3.000%, due 05/15/26	30,000	29,522
Dominion Energy, Inc. 1.500%, due 09/30/18[3]	355,000	352,812
Eaton Corp. 1.500%, due 11/02/17	605,000	605,044
2.750%, due 11/02/22	605,000	612,544
EDP Finance BV 4.125%, due 01/15/20[3]	460,000	476,440
4.900%, due 10/01/19[3]	63,000	66,167
Enel Finance International N.V. 2.875%, due 05/25/22[3]	360,000	363,928
Entergy Corp. 2.950%, due 09/01/26	45,000	43,723
4.000%, due 07/15/22	195,000	207,027
Entergy Texas, Inc. 2.550%, due 06/01/21	45,000	44,938
7.125%, due 02/01/19	340,000	365,308
Exelon Corp. 2.450%, due 04/15/21	5,000	4,994
2.850%, due 06/15/20	70,000	71,385
3.400%, due 04/15/26	270,000	273,441
4.450%, due 04/15/46	120,000	124,620
Georgia Power Co. 3.250%, due 03/30/27	30,000	30,053
Israel Electric Corp. Ltd. 7.250%, due 01/15/19[3]	220,000	235,125
Jabil, Inc. 8.250%, due 03/15/18	620,000	644,025
Majapahit Holding BV 7.750%, due 01/20/20[3]	210,000	235,473
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	395,000	407,167
Northern States Power Co. 3.400%, due 08/15/42	260,000	247,425

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Pacificorp 5.250%, due 06/15/35	$400,000	$471,518
5.500%, due 01/15/19	486,000	511,735
5.750%, due 04/01/37	275,000	346,441
PPL Capital Funding, Inc. 3.100%, due 05/15/26	520,000	514,079
Puget Energy, Inc. 5.625%, due 07/15/22	450,000	505,247
6.000%, due 09/01/21	75,000	84,872
Tyco Electronics Group SA 3.450%, due 08/01/24	30,000	31,063
Virginia Electric & Power Co. 3.100%, due 05/15/25	185,000	186,274
3.150%, due 01/15/26	30,000	30,460
3.500%, due 03/15/27	460,000	475,387
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	172,318
		8,770,555
Electric/gas—0.07%
MPLX LP 4.125%, due 03/01/27	100,000	101,949
5.200%, due 03/01/47	160,000	165,543
		267,492
Electronic equipment & instruments—0.17%
Avnet, Inc. 4.625%, due 04/15/26	30,000	31,119
Honeywell International, Inc. 1.400%, due 10/30/19	330,000	328,339
1.850%, due 11/01/21	80,000	79,155
2.500%, due 11/01/26	10,000	9,627
Thermo Fisher Scientific, Inc. 2.950%, due 09/19/26	25,000	24,530
3.000%, due 04/15/23	30,000	30,520
3.600%, due 08/15/21	150,000	156,564
		659,854
Finance-captive automotive—1.19%
CDP Financial, Inc. 4.400%, due 11/25/19[3]	860,000	907,966
Ford Motor Credit Co. LLC 5.000%, due 05/15/18	730,000	748,167
6.625%, due 08/15/17	220,000	220,356
General Motors Financial Co., Inc. 2.400%, due 05/09/19	105,000	105,411
3.200%, due 07/13/20	240,000	245,585
3.450%, due 01/14/22	180,000	183,583
4.350%, due 01/17/27	260,000	264,337
Hyundai Capital America 2.400%, due 10/30/18[3]	105,000	105,358
2.500%, due 03/18/19[3]	30,000	30,128
2.550%, due 02/06/19[3]	550,000	552,382
3.000%, due 10/30/20[3]	285,000	288,317
Lazard Group LLC 4.250%, due 11/14/20	300,000	318,506
	Face amount	Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
Nissan Motor Acceptance Corp. 1.900%, due 09/14/21[3]	$290,000	$284,159
Synchrony Financial 2.600%, due 01/15/19	120,000	120,912
The Charles Schwab Corp. 4.625%, due 03/01/22[2,7]	295,000	301,428
		4,676,595
Finance-other—0.14%
International Lease Finance Corp. 3.875%, due 04/15/18	550,000	557,279
Financial services—2.96%
Ally Financial, Inc. 3.250%, due 02/13/18	690,000	693,443
Barclays Bank PLC 5.140%, due 10/14/20	140,000	150,228
Barclays PLC 2.750%, due 11/08/19	200,000	202,422
4.375%, due 01/12/26	205,000	214,633
5.200%, due 05/12/26	285,000	303,956
Citigroup, Inc. 1.800%, due 02/05/18	700,000	700,528
2.400%, due 02/18/20	170,000	171,397
2.650%, due 10/26/20	210,000	212,474
2.876%, due 07/24/23[2]	200,000	200,370
Citizens Bank N.A./Providence RI 2.200%, due 05/26/20	250,000	250,284
Corp. Financiera de Desarrollo SA 4.750%, due 07/15/25[3]	325,000	348,692
Doric Nimrod Air Alpha Ltd. 2013-1 Pass-Through Trust 5.250%, due 05/30/23[3]	267,967	280,026
Export Development Canada 0.875%, due 08/27/18[3]	275,000	273,419
JPMorgan Chase & Co. 1.700%, due 03/01/18	835,000	835,514
2.200%, due 10/22/19	410,000	412,610
2.250%, due 01/23/20	215,000	216,619
2.543%, due 10/24/23[2]	135,000	137,616
2.750%, due 06/23/20	720,000	734,015
Morgan Stanley 1.875%, due 01/05/18	170,000	170,173
2.125%, due 04/25/18	645,000	647,067
2.500%, due 01/24/19	200,000	201,870
2.800%, due 06/16/20	630,000	641,351
3.625%, due 01/20/27	100,000	101,177
3.950%, due 04/23/27	205,000	207,903
6.625%, due 04/01/18	760,000	784,211
Morgan Stanley MTN 2.200%, due 12/07/18	125,000	125,675
2.625%, due 11/17/21	190,000	190,718
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21	277,000	273,083
The Bank of New York Mellon Corp. MTN 3.442%, due 02/07/28[2]	394,000	404,443

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—(continued)
Financial services—(concluded)
The Hartford Financial Services Group, Inc. 5.125%, due 04/15/22	$284,000	$316,363
8.125%, due 06/15/38[2]	347,000	363,482
US Bancorp 3.150%, due 04/27/27	280,000	282,089
US Bancorp MTN 1.950%, due 11/15/18	560,000	563,044
		11,610,895
Food & drug retailing—0.01%
CVS Health Corp. 3.875%, due 07/20/25	52,000	54,548
Food processors/beverage/bottling—0.07%
Ecolab, Inc. 2.000%, due 01/14/19	270,000	271,391
Food products—0.47%
Danone SA 2.077%, due 11/02/21[3]	575,000	568,485
2.589%, due 11/02/23[3]	450,000	444,538
Kraft Heinz Foods Co. 3.000%, due 06/01/26	100,000	96,336
4.375%, due 06/01/46	150,000	145,988
Post Holdings, Inc. 5.000%, due 08/15/26[3]	310,000	318,137
Sysco Corp. 2.600%, due 10/01/20	250,000	253,665
		1,827,149
Food/beverage—0.19%
Molson Coors Brewing Co. 1.900%, due 03/15/19[3]	170,000	169,982
2.250%, due 03/15/20[3]	100,000	100,318
Unilever Capital Corp. 1.800%, due 05/05/20	485,000	485,107
		755,407
Gaming—0.17%
Scientific Games International, Inc. 7.000%, due 01/01/22[3]	620,000	660,300
Gas pipelines—0.18%
Kinder Morgan, Inc. 3.050%, due 12/01/19	70,000	71,278
4.300%, due 06/01/25	90,000	94,116
5.050%, due 02/15/46	450,000	451,580
5.550%, due 06/01/45	80,000	85,855
		702,829
Health care equipment & supplies—0.04%
Becton Dickinson and Co. 2.675%, due 12/15/19	48,000	48,754
2.894%, due 06/06/22	81,000	81,427
3.734%, due 12/15/24	40,000	41,192
		171,373
	Face amount	Value
Corporate notes—(continued)
Health care providers & services—0.13%
Aetna, Inc. 2.750%, due 11/15/22	$215,000	$217,815
2.800%, due 06/15/23	30,000	30,329
3.500%, due 11/15/24	44,000	45,707
Cigna Corp. 3.250%, due 04/15/25	140,000	141,740
Humana, Inc. 3.950%, due 03/15/27	55,000	57,738
		493,329
Hotels, restaurants & leisure—0.12%
Host Hotels & Resorts LP 4.500%, due 02/01/26	70,000	73,751
McDonald's Corp. 2.750%, due 12/09/20	25,000	25,657
McDonald's Corp. MTN 4.875%, due 12/09/45	320,000	359,693
		459,101
Household durables—0.02%
Newell Brands, Inc. 2.600%, due 03/29/19	63,000	63,725
Industrial conglomerates—0.10%
General Electric Co. 3.375%, due 03/11/24	190,000	199,824
4.125%, due 10/09/42	200,000	209,473
		409,297
Insurance—0.80%
American International Group, Inc. 3.300%, due 03/01/21	265,000	273,675
3.750%, due 07/10/25	10,000	10,342
3.900%, due 04/01/26	102,000	105,903
Aon PLC 3.875%, due 12/15/25	95,000	99,905
4.450%, due 05/24/43	64,000	64,919
4.600%, due 06/14/44	46,000	48,619
4.750%, due 05/15/45	160,000	173,630
Arch Capital Finance LLC 4.011%, due 12/15/26	55,000	57,251
Berkshire Hathaway, Inc. 2.750%, due 03/15/23	50,000	51,014
3.125%, due 03/15/26	35,000	35,676
Lincoln National Corp. 6.250%, due 02/15/20	235,000	257,990
Marsh & McLennan Cos., Inc. 3.750%, due 03/14/26	405,000	419,855
4.350%, due 01/30/47	90,000	95,655
Nuveen Finance LLC 2.950%, due 11/01/19[3]	550,000	559,666
Principal Financial Group, Inc. 3.125%, due 05/15/23	57,000	58,221
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[3]	120,000	123,846

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—(continued)
Insurance—(concluded)
The Travelers Cos., Inc. 4.000%, due 05/30/47	$80,000	$82,332
Trinity Acquisition PLC 3.500%, due 09/15/21	220,000	225,915
4.625%, due 08/15/23	30,000	32,431
Unum Group 3.000%, due 05/15/21	80,000	80,868
Willis North America, Inc. 3.600%, due 05/15/24	117,000	119,804
Willis Towers Watson PLC 5.750%, due 03/15/21	145,000	159,932
		3,137,449
Machinery—0.07%
John Deere Capital Corp. MTN 2.650%, due 01/06/22	30,000	30,592
2.800%, due 03/06/23	250,000	254,470
		285,062
Media—1.47%
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22	40,000	42,787
4.908%, due 07/23/25	45,000	48,368
5.375%, due 05/01/47[3]	600,000	622,828
6.484%, due 10/23/45	5,000	5,902
Comcast Corp. 1.625%, due 01/15/22	80,000	78,153
2.350%, due 01/15/27	65,000	61,105
3.300%, due 02/01/27	310,000	316,319
3.400%, due 07/15/46	720,000	656,281
5.150%, due 03/01/20	550,000	596,902
Cox Communications, Inc. 3.150%, due 08/15/24[3,8]	465,000	465,649
Discovery Communications LLC 4.900%, due 03/11/26	90,000	96,157
iHeartCommunications, Inc. 9.000%, due 09/15/22[5]	220,000	161,975
NBCUniversal Enterprise, Inc. 1.699%, due 04/01/21[2,3]	340,000	340,854
5.250%, due 03/19/21[3,7]	475,000	508,250
NBCUniversal Media LLC 5.150%, due 04/30/20	25,000	27,251
SFR Group SA 7.375%, due 05/01/26[3]	200,000	216,500
The Walt Disney Co. 1.800%, due 06/05/20	290,000	290,048
The Walt Disney Co. MTN 1.850%, due 07/30/26	134,000	123,029
Time Warner Cable LLC 5.000%, due 02/01/20	265,000	282,138
Time Warner, Inc. 3.600%, due 07/15/25	76,000	76,815
3.800%, due 02/15/27	720,000	729,039
3.875%, due 01/15/26	38,000	38,720
		5,785,070
	Face amount	Value
Corporate notes—(continued)
Medical providers—0.60%
HCA, Inc. 3.750%, due 03/15/19	$515,000	$527,231
Laboratory Corp. of America Holdings 2.625%, due 02/01/20	255,000	257,780
Stryker Corp. 2.625%, due 03/15/21	45,000	45,882
3.500%, due 03/15/26	190,000	196,749
UnitedHealth Group, Inc. 1.700%, due 02/15/19	525,000	525,833
2.700%, due 07/15/20	41,000	41,992
2.875%, due 12/15/21	134,000	137,488
2.875%, due 03/15/22	144,000	147,428
3.100%, due 03/15/26	110,000	111,142
3.750%, due 07/15/25	240,000	255,163
4.750%, due 07/15/45	80,000	92,781
		2,339,469
Metals & mining—0.13%
Steel Dynamics, Inc. 5.500%, due 10/01/24	80,000	85,600
Teck Resources Ltd. 3.750%, due 02/01/23[5]	410,000	413,588
		499,188
Oil & gas—1.17%
Air Liquide Finance SA 2.500%, due 09/27/26[3]	200,000	190,994
Airgas, Inc. 3.050%, due 08/01/20	325,000	333,616
Anadarko Petroleum Corp. 5.550%, due 03/15/26[5]	310,000	347,967
Apache Corp. 4.750%, due 04/15/43	150,000	152,788
5.100%, due 09/01/40	100,000	105,183
Cenovus Energy, Inc. 5.700%, due 10/15/19	275,000	290,097
Chevron Corp. 2.895%, due 03/03/24	80,000	81,258
2.954%, due 05/16/26	100,000	100,257
Cimarex Energy Co. 3.900%, due 05/15/27	165,000	168,164
4.375%, due 06/01/24	77,000	81,534
Devon Energy Corp. 3.250%, due 05/15/22[5]	165,000	166,081
5.000%, due 06/15/45	250,000	254,929
Ecopetrol SA 4.125%, due 01/16/25	195,000	192,134
EOG Resources, Inc. 3.900%, due 04/01/35	90,000	88,356
4.150%, due 01/15/26[5]	220,000	233,854
Hess Corp. 5.800%, due 04/01/47	110,000	111,970
Parsley Energy LLC/Parsley Finance Corp. 6.250%, due 06/01/24[3]	420,000	445,200
Petroleos Mexicanos 5.625%, due 01/23/46	275,000	253,509

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Pioneer Natural Resources Co. 4.450%, due 01/15/26	$125,000	$134,240
6.875%, due 05/01/18	650,000	673,526
Shell International Finance BV 2.125%, due 05/11/20	50,000	50,401
3.250%, due 05/11/25	30,000	30,858
3.750%, due 09/12/46	30,000	29,046
Suncor Energy, Inc. 6.500%, due 06/15/38	50,000	64,799
		4,580,761
Oil Services—0.04%
BP Capital Markets PLC 2.241%, due 09/26/18	150,000	151,056
Pharmaceuticals—1.72%
Abbott Laboratories 2.000%, due 09/15/18	105,000	105,336
2.350%, due 11/22/19	270,000	272,874
2.800%, due 09/15/20	140,000	142,643
3.875%, due 09/15/25	15,000	15,535
AbbVie, Inc. 2.300%, due 05/14/21	70,000	70,047
2.500%, due 05/14/20	240,000	243,756
3.200%, due 05/14/26	45,000	45,003
4.300%, due 05/14/36	40,000	41,641
4.450%, due 05/14/46	100,000	104,340
Actavis Funding SCS 3.000%, due 03/12/20	806,000	824,736
3.450%, due 03/15/22	230,000	239,218
3.800%, due 03/15/25	275,000	286,536
4.750%, due 03/15/45	47,000	51,309
AstraZeneca PLC 2.375%, due 06/12/22	250,000	249,580
Baxalta, Inc. 5.250%, due 06/23/45	40,000	46,495
Bristol-Myers Squibb Co. 3.250%, due 02/27/27	236,000	241,912
Forest Laboratories, Inc. 5.000%, due 12/15/21[3]	510,000	560,044
Johnson & Johnson 2.450%, due 03/01/26	25,000	24,596
2.950%, due 03/03/27	115,000	117,163
Medtronic, Inc. 3.150%, due 03/15/22	150,000	156,392
4.625%, due 03/15/45	400,000	454,992
Mylan N.V. 2.500%, due 06/07/19	220,000	221,836
Mylan, Inc. 3.125%, due 01/15/23[3,5]	130,000	130,034
Novartis Capital Corp. 3.100%, due 05/17/27	200,000	203,930
Pfizer, Inc. 2.100%, due 05/15/19	150,000	151,554
4.125%, due 12/15/46	40,000	42,645
	Face amount	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19	$195,000	$194,811
Teva Pharmaceutical Finance Co. BV 2.950%, due 12/18/22	200,000	200,175
Teva Pharmaceutical Finance Netherlands III BV 1.400%, due 07/20/18	160,000	159,464
2.200%, due 07/21/21	525,000	517,587
2.800%, due 07/21/23	135,000	132,492
3.150%, due 10/01/26[5]	103,000	98,510
Zoetis, Inc. 1.875%, due 02/01/18	420,000	420,062
		6,767,248
Pipelines—0.49%
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27[3]	170,000	177,013
Energy Transfer LP 4.750%, due 01/15/26	100,000	105,020
5.150%, due 03/15/45	300,000	292,397
5.300%, due 04/15/47	200,000	198,386
EnLink Midstream Partners LP 4.850%, due 07/15/26	100,000	105,304
Enterprise Products Operating LLC 3.700%, due 02/15/26	65,000	66,828
3.750%, due 02/15/25	65,000	67,589
3.950%, due 02/15/27[5]	150,000	157,268
4.900%, due 05/15/46	120,000	130,050
Sabine Pass Liquefaction LLC 5.625%, due 04/15/23	360,000	400,846
5.625%, due 03/01/25	5,000	5,562
Spectra Energy Partners LP 4.750%, due 03/15/24	120,000	129,845
Sunoco Logistics Partners Operations LP 5.950%, due 12/01/25	93,000	104,733
		1,940,841
Real estate investment trusts—0.12%
Boston Properties LP 2.750%, due 10/01/26	120,000	114,550
Realty Income Corp. 3.000%, due 01/15/27	110,000	104,880
Weyerhaeuser Co. 7.375%, due 10/01/19	230,000	255,513
		474,943
Retail—0.65%
Amazon.com, Inc. 3.800%, due 12/05/24	340,000	363,875
4.800%, due 12/05/34	210,000	240,369
Coach, Inc. 3.000%, due 07/15/22	280,000	278,830
4.125%, due 07/15/27	140,000	140,980
Dollar Tree, Inc. 5.750%, due 03/01/23	500,000	529,375
Lowe's Cos., Inc. 2.500%, due 04/15/26	60,000	57,745

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—(continued)
Retail—(concluded)
QVC, Inc. 3.125%, due 04/01/19	$177,000	$179,441
Target Corp. 2.500%, due 04/15/26[5]	170,000	163,473
3.625%, due 04/15/46	77,000	72,817
The Home Depot, Inc. 3.000%, due 04/01/26	100,000	101,067
Wal-Mart Stores, Inc. 4.300%, due 04/22/44	70,000	77,824
Walgreens Boots Alliance, Inc. 3.450%, due 06/01/26	100,000	100,157
4.650%, due 06/01/46	250,000	261,823
		2,567,776
Semiconductor equipment & products—0.54%
Analog Devices, Inc. 2.500%, due 12/05/21	110,000	110,247
3.500%, due 12/05/26	65,000	66,292
4.500%, due 12/05/36	58,000	59,951
5.300%, due 12/15/45	40,000	46,869
Applied Materials, Inc. 3.300%, due 04/01/27	50,000	51,092
Intel Corp. 2.700%, due 12/15/22	200,000	203,924
KLA-Tencor Corp. 4.650%, due 11/01/24	4,000	4,338
Lam Research Corp. 2.800%, due 06/15/21	67,000	68,443
3.800%, due 03/15/25	90,000	92,379
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[3]	1,180,000	1,237,525
Xilinx, Inc. 2.950%, due 06/01/24	175,000	176,618
		2,117,678
Software & services—1.02%
Autodesk, Inc. 3.500%, due 06/15/27	75,000	74,640
First Data Corp. 5.750%, due 01/15/24[3]	470,000	496,438
Microsoft Corp. 1.550%, due 08/08/21	200,000	196,864
1.850%, due 02/06/20	330,000	331,411
2.000%, due 08/08/23	260,000	254,433
2.400%, due 08/08/26	240,000	231,832
2.650%, due 11/03/22	25,000	25,523
3.300%, due 02/06/27	410,000	424,069
4.100%, due 02/06/37	200,000	215,782
4.250%, due 02/06/47	730,000	788,863
4.500%, due 02/06/57	250,000	278,023
Oracle Corp. 2.800%, due 07/08/21	340,000	350,166
4.000%, due 07/15/46	330,000	335,689
		4,003,733
	Face amount	Value
Corporate notes—(continued)
Special purpose entity—0.29%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	$43,000	$45,342
Crown Castle Towers LLC 6.113%, due 01/15/20[3]	495,000	532,684
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[3]	220,000	222,082
3.050%, due 01/09/20[3]	315,000	322,143
		1,122,251
Technology, hardware & equipment—0.43%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000%, due 01/15/22[3]	780,000	791,045
3.625%, due 01/15/24[3]	180,000	184,802
Dell International LLC/EMC Corp. 3.480%, due 06/01/19[3]	225,000	230,318
4.420%, due 06/15/21[3]	125,000	132,082
6.020%, due 06/15/26[3]	145,000	161,914
DXC Technology Co. 2.875%, due 03/27/20[3]	30,000	30,373
4.250%, due 04/15/24[3]	165,000	173,199
		1,703,733
Telecommunications—0.90%
Cisco Systems, Inc. 2.200%, due 02/28/21	336,000	338,746
2.200%, due 09/20/23	70,000	69,033
2.500%, due 09/20/26	220,000	212,667
4.450%, due 01/15/20	176,000	187,759
Harris Corp. 2.700%, due 04/27/20	45,000	45,406
3.832%, due 04/27/25	30,000	31,211
Verizon Communications, Inc. 1.722%, due 05/22/20[2]	410,000	410,896
1.750%, due 08/15/21	160,000	156,154
3.000%, due 11/01/21	91,000	92,651
3.450%, due 03/15/21	64,000	66,340
4.125%, due 03/16/27	410,000	420,909
4.272%, due 01/15/36	660,000	630,695
4.500%, due 09/15/20	65,000	69,493
4.862%, due 08/21/46	796,000	782,134
		3,514,094
Tobacco—0.16%
Altria Group, Inc. 2.850%, due 08/09/22	150,000	153,040
Reynolds American, Inc. 2.300%, due 06/12/18	165,000	165,783
3.250%, due 06/12/20	46,000	47,451
4.000%, due 06/12/22	90,000	95,569
4.450%, due 06/12/25	140,000	150,566
		612,409

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Corporate notes—(continued)
Transportation—0.41%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25	$25,000	$25,431
CSX Corp. 2.600%, due 11/01/26	50,000	48,460
3.800%, due 11/01/46[5]	100,000	95,334
FedEx Corp. 4.550%, due 04/01/46	250,000	265,502
Norfolk Southern Corp. 2.900%, due 06/15/26	124,000	122,443
3.150%, due 06/01/27	80,000	80,221
Ryder System, Inc. MTN 2.250%, due 09/01/21	30,000	29,836
2.450%, due 09/03/19	180,000	181,793
2.550%, due 06/01/19	10,000	10,111
TTX Co. 2.250%, due 02/01/19[3]	250,000	250,490
Union Pacific Corp. 3.350%, due 08/15/46	100,000	93,221
Union Pacific Railroad Co. 2014-1 Pass-Through Trust 3.227%, due 05/14/26	179,361	181,702
United Parcel Service, Inc. 3.125%, due 01/15/21	110,000	114,667
Virgin Australia 2013-1B Pass-Through Trust 6.000%, due 10/23/20[3]	121,862	124,604
		1,623,815
Utilities—0.17%
DTE Energy Co. 3.750%, due 08/15/47[8]	120,000	119,935
NiSource Finance Corp. 3.490%, due 05/15/27	540,000	550,345
		670,280
Wireless telecommunications—0.98%
AT&T, Inc. 3.045%, due 11/27/22[3,9]	1,000,000	851,444
4.250%, due 03/01/27[5]	200,000	205,711
4.450%, due 04/01/24	206,000	219,072
4.600%, due 02/15/21	118,000	126,202
5.250%, due 03/01/37	220,000	230,537
5.450%, due 03/01/47	550,000	582,094
Crown Castle International Corp. 2.250%, due 09/01/21	50,000	49,420
3.400%, due 02/15/21	355,000	366,593
3.700%, due 06/15/26	20,000	20,267
4.750%, due 05/15/47	55,000	55,725
Deutsche Telekom International Finance BV 1.950%, due 09/19/21[3]	330,000	323,122
Juniper Networks, Inc. 4.350%, due 06/15/25	25,000	26,343
Motorola Solutions, Inc. 4.000%, due 09/01/24	46,000	46,254
	Face amount	Value
Corporate notes—(concluded)
Wireless telecommunications—(concluded)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[3]	$750,000	$760,312
		3,863,096
Total corporate notes (cost—$117,459,484)		119,356,102
Non-US government obligations—0.86%
Argentine Government International Bond 6.875%, due 01/26/27	280,000	287,700
7.500%, due 04/22/26[5]	530,000	569,485
Colombia Government International Bond 3.875%, due 04/25/27[5]	940,000	951,280
Mexico Government International Bond 4.125%, due 01/21/26	523,000	547,581
Panama Government International Bond 3.750%, due 03/16/25	250,000	260,000
4.500%, due 05/15/47	200,000	206,000
South Africa Government International Bond 5.375%, due 07/24/44	200,000	196,750
Uruguay Government International Bond 4.375%, due 10/27/27	250,000	267,188
4.500%, due 08/14/24	85,000	92,437
Total non-US government obligations (cost—$3,331,200)		3,378,421
Commercial paper[10]—4.06%
Banking-non-US—4.06%
ANZ National International Ltd. 1.429%, due 08/07/17	550,000	549,873
Bank of Tokyo-Mitsubishi UFJ Ltd. 1.802%, due 08/11/17	645,000	645,000
1.809%, due 08/17/17	980,000	980,000
BPCE SA 1.513%, due 08/14/17	660,000	659,650
1.607%, due 09/20/17	635,000	633,624
Credit Industriel et Commercial 1.780%, due 08/16/17	995,000	995,000
Credit Suisse 1.600%, due 08/04/17	635,000	635,000
1.980%, due 08/24/17	1,550,000	1,550,000
Mizuho Bank Ltd. 1.388%, due 08/16/17	625,000	624,648
1.900%, due 08/25/17	705,000	705,000
Natixis 1.560%, due 09/18/17	950,000	950,000
Rabobank Nederland NV 1.680%, due 08/16/17	990,000	990,000
Societe Generale 1.534%, due 08/10/17	645,000	644,760
Standard Chartered Bank 1.544%, due 08/03/17	740,000	739,938
Sumitomo Mitsui Banking Corp. 1.600%, due 09/12/17	1,050,000	1,050,000
1.801%, due 08/18/17	1,355,000	1,355,000

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Commercial paper[10]—(concluded)
Banking-non-US—(concluded)
Swedbank AB 1.380%, due 08/18/17		$990,000	$990,000
Toronto-Dominion Holdings USA, Inc. 1.336%, due 08/09/17		578,000	577,833
1.682%, due 08/15/17		660,000	660,000
Total commercial paper (cost—$15,935,326)			15,935,326
Repurchase agreement—1.53%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $5,885,202 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$6,129,181); proceeds: $6,009,008 (cost—$6,009,000)		6,009,000	6,009,000
	Notional amount
Foreign exchange options purchased—0.05%
Call options—0.02%
EUR Call/GBP Put, strike @ 0.90, expiring 09/22/17	EUR	1,880,000	23,727
NZD Call/CAD Put, strike @ 0.95, expiring 08/10/17	NZD	2,830,000	3,796
CAD Call/NOK Put, strike @ 6.48, expiring 08/24/17	CAD	1,330,000	1,242
NOK Call/SEK Put, strike @ 1.04, expiring 08/03/17	NOK	16,570,000	963
USD Call/CHF Put, strike @ 1.00, expiring 10/16/17	USD	1,970,000	8,317
CAD Call/SEK Put, strike @ 6.60, expiring 08/10/17	CAD	2,510,000	1,574
CAD Call/SEK Put, strike @ 6.80, expiring 08/10/17	CAD	2,510,000	14
EUR Call/AUD Put, strike @ 1.45, expiring 08/30/17	EUR	1,715,000	46,409
EUR Call/JPY Put, strike @ 131.00, expiring 08/22/17	EUR	1,700,000	12,773
EUR Call/JPY Put, strike @ 134.00, expiring 08/22/17	EUR	1,700,000	2,101
NOK Call/SEK Put, strike @ 1.06, expiring 10/26/17	NOK	8,285,000	2,878
			103,794
Put options—0.03%
NZD Put/CAD Call, strike @ 0.95, expiring 08/10/17	NZD	2,830,000	35,835
GBP Put/NOK Call, strike @ 10.30, expiring 10/16/17	GBP	1,540,000	23,649
GBP Put/USD Call, strike @ 1.25, expiring 10/16/17	GBP	1,515,000	2,776
EUR Put/AUD Call, strike @ 1.45, expiring 08/30/17	EUR	1,715,000	6,190
	Notional amount		Value
Foreign exchange options purchased—(concluded)
Put options—(concluded)
USD Put/JPY Call, strike @ 107.00, expiring 10/23/17	USD	1,980,000	$16,072
EUR Put/USD Call, strike @ 1.03, expiring 08/14/17	EUR	965,000	0
EUR Put/SEK Call, strike @ 9.50, expiring 08/24/17	EUR	1,280,000	4,970
NZD Put/CAD Call, strike @ 0.93, expiring 09/27/17	NZD	2,630,000	22,973
			112,465
Total foreign exchange options purchased (cost—$273,375)			216,259
Swaptions purchased[11]—0.04%
Put swaption—0.04%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.900%, expires 11/29/21 (Counterparty: GS; pay floating rate); underlying swap terminates 12/01/26 (cost—$201,137)	USD	6,570,000	142,020
	Number of shares
Investment of cash collateral from securities loaned—1.05%
Money market fund—1.05%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$4,124,355)		4,124,355	4,124,355
Total investments before investments sold short (cost—$450,670,137)—115.44%			453,210,139
	Face amount
Investments sold short—(16.93)%
Federal home loan mortgage corporation certificates—(4.61)%
FHLMC TBA 3.000%		$(17,437,000)	(17,466,971)
3.500%		(300,000)	(309,064)
5.000%		(314,000)	(342,038)
Total federal home loan mortgage corporation certificates (proceeds—$18,030,344)			(18,118,073)
Federal national mortgage association certificates—(10.82)%
FNMA TBA 2.500%		(6,200,000)	(6,246,984)
3.000%		(10,064,410)	(10,120,094)
3.500%		(16,441,739)	(16,919,831)
4.000%		(6,788,000)	(7,144,884)
4.500%		(1,900,000)	(2,039,828)
Total federal national mortgage association certificates (proceeds—$42,342,776)			(42,471,621)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Investments sold short—(concluded)
Government national mortgage association certificates—(1.50)%
GNMA TBA 3.500%	$(2,548,300)	$(2,647,843)
4.000%	(3,071,000)	(3,229,348)
Total government national mortgage association certificates (proceeds—$5,866,938)		(5,877,191)
Total investments sold short (proceeds—$66,240,058)		(66,466,885)
Other assets in excess of liabilities—1.49%		5,838,468
Net assets—100.00%		$392,581,722

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes before investments sold short was $450,814,609; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,300,878
Gross unrealized depreciation	(905,348)
Net unrealized appreciation	$2,395,530

Foreign exchange options written

Notional amount (000)		Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
GBP	1,515	GBP Call/USD Put, strike @ USD 1.35	GSI	10/16/17	$8,702	$(11,370)	$(2,668)
EUR	3,405	EUR Call/JPY Put, strike @ JPY 132.50	JPMCB	08/22/17	13,950	(11,004)	2,946
NZD	2,045	NZD Call/USD Put, strike @ USD 0.74	JPMCB	09/27/17	12,605	(34,591)	(21,986)
NZD	2,830	NZD Call/CAD Put, strike @ CAD 0.95	CSI	08/10/17	44,644	(3,796)	40,848
NOK	16,570	NOK Call/SEK Put, strike @ SEK 1.04	GSI	08/03/17	7,412	(963)	6,449
EUR	1,280	EUR Call/SEK Put, strike @ SEK 9.70	GSI	08/24/17	3,255	(1,994)	1,261
CAD	5,020	CAD Call/SEK Put, strike @ SEK 6.70	GSI	08/10/17	12,260	(314)	11,946
					$102,828	$(64,032)	$38,796
		Put options
USD	1,980	USD Put/JPY Call, strike @ JPY 105.00	CSI	10/23/17	$7,633	$(9,245)	$(1,612)
NZD	3,975	NZD Put/CAD Call, strike @ CAD 0.91	JPMCB	10/27/17	21,797	(23,609)	(1,812)
GBP	1,540	GBP Put/NOK Call, strike @ NOK 10.20	GSI	10/16/17	12,964	(16,767)	(3,803)
NZD	2,830	NZD Put/CAD Call, strike @ CAD 0.95	CSI	08/10/17	8,707	(35,835)	(27,128)
CAD	2,000	CAD Put/NOK Call, strike @ NOK 6.25	JPMCB	08/24/17	8,054	(6,991)	1,063
					$59,155	$(92,447)	$(33,292)
					$161,983	$(156,479)	$5,504

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

Foreign exchange options written activity for the year ended July 31, 2017 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2016	$—
Foreign exchange options written	454,292
Foreign exchange options terminated in closing purchase transactions	(59,794)
Foreign exchange options expired prior to exercise	(232,515)
Foreign exchange options outstanding at July 31, 2017	$161,983

Swaptions written11

Notional amount (000)		Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	10,690	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 06/06/20	GS	Receive	06/04/18	$49,475	$(1,708)	$47,767
USD	7,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.32%, terminating 02/27/20	GS	Receive	02/27/18	63,876	(2,384)	61,492
EUR	2,080	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 03/15/23	GS	Receive	03/15/18	4,633	(1,914)	2,719
						$117,984	$(6,006)	$111,978
		Put swaptions
USD	10,690	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 06/06/20	GS	Pay	06/04/18	$50,769	$(22,761)	$28,008
USD	7,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.30%, terminating 02/27/20	GS	Pay	02/27/18	29,197	(1,705)	27,492
EUR	5,285	6 Month EURIBOR Interest Rate Swap strike @ 0.40%, terminating 07/10/21	JPMCB	Pay	07/10/19	20,464	(27,579)	(7,115)
						$100,430	$(52,045)	$48,385
						$218,414	$(58,051)	$160,363

Swaptions written activity for the year ended July 31, 2017 was as follows:

Premiums received
Swaptions outstanding at July 31, 2016	$746,778
Swaptions written	177,349
Swaptions exercised	(692,690)
Swaptions terminated in closing purchase transactions	(13,023)
Swaptions outstanding at July 31, 2017	$218,414

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
210	USD	US Treasury Note 2 Year Futures	September 2017	$45,412,388	$45,432,187	$19,799
70	USD	US Treasury Note 5 Year Futures	September 2017	8,261,992	8,270,391	8,399
172	USD	US Treasury Note 10 Year Futures	September 2017	21,690,944	21,653,188	(37,756)
				$75,365,324	$75,355,766	$(9,558)
				Proceeds
US Treasury futures sell contracts:
4	USD	Ultra Long US Treasury Bond 10 Year Futures	September 2017	$544,186	$540,187	$3,999
7	USD	Ultra Long US Treasury Bond Futures	September 2017	1,141,050	1,151,500	(10,450)
6	USD	US Treasury Long Bond Futures	September 2017	913,176	917,813	(4,637)
Interest rate futures sell contracts:
8	EUR	Mid-Term Euro-OAT Futures	September 2017	1,422,827	1,409,007	13,820
				$4,021,239	$4,018,507	$2,732
						$(6,826)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	946,943	EUR	645,000	09/01/17	$7,457
BB	CAD	1,097,960	NZD	1,155,000	08/14/17	(13,628)
BB	CHF	948,535	USD	990,000	09/07/17	6,891
BB	CHF	940,833	USD	985,000	09/29/17	8,442
BB	CHF	232,293	USD	245,000	10/18/17	3,595
BB	CHF	1,850,999	USD	1,960,000	10/20/17	36,154
BB	EUR	1,505,000	AUD	2,213,156	09/01/17	(14,501)
BB	EUR	215,000	AUD	318,806	09/01/17	40
BB	EUR	220,000	GBP	192,536	09/26/17	(6,701)
BB	NZD	2,470,000	CAD	2,366,126	08/14/17	43,672
BB	USD	990,000	CHF	958,325	09/07/17	3,256
BB	USD	985,000	CHF	949,109	09/29/17	149
BB	USD	245,000	CHF	234,985	10/18/17	(798)
BB	USD	1,960,000	CHF	1,870,524	10/20/17	(15,860)
BNP	AUD	318,581	GBP	190,000	09/12/17	(3,710)
BNP	AUD	320,000	SEK	2,076,427	09/12/17	1,896
BNP	EUR	210,000	AUD	313,421	09/12/17	1,477
BNP	GBP	185,893	EUR	210,000	09/12/17	3,532
BNP	GBP	190,000	NOK	2,045,904	09/12/17	9,402
BNP	GBP	190,000	USD	242,447	09/12/17	(8,580)
BNP	NOK	4,200,000	SEK	4,216,199	09/12/17	(11,231)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	NZD	710,000	CAD	672,875	08/14/17	$6,724
BNP	NZD	340,000	USD	247,334	09/12/17	(7,818)
BOA	AUD	309,135	EUR	210,000	09/12/17	1,949
BOA	EUR	470,000	CHF	509,532	09/12/17	(29,305)
BOA	SEK	2,074,540	AUD	320,000	09/12/17	(1,661)
BOA	USD	344,295	CHF	328,961	09/12/17	(3,228)
BOA	USD	246,141	GBP	190,000	09/12/17	4,886
CITI	AUD	310,000	CAD	307,355	09/12/17	(1,202)
CITI	CAD	340,266	NZD	355,000	08/14/17	(6,434)
CITI	CHF	510,730	EUR	470,000	09/12/17	28,062
CITI	CHF	240,130	USD	250,000	09/12/17	1,034
CITI	EUR	470,000	CAD	705,213	09/12/17	8,398
CITI	EUR	430,000	SEK	4,134,223	09/12/17	3,091
CITI	EUR	200,000	SEK	1,906,534	09/12/17	(593)
CITI	GBP	190,000	AUD	322,649	09/12/17	6,963
CITI	NZD	1,775,000	CAD	1,680,013	08/14/17	15,068
CITI	SEK	3,819,031	EUR	400,000	09/12/17	446
CITI	SEK	4,313,623	NOK	4,200,000	09/12/17	(863)
CITI	USD	145,705	CHF	139,202	09/12/17	(1,382)
CSI	AUD	188,727	EUR	130,000	09/01/17	3,206
CSI	CAD	1,441,128	NZD	1,490,000	08/14/17	(37,407)
CSI	CHF	471,801	USD	490,000	09/12/17	839
CSI	EUR	215,000	GBP	191,328	09/26/17	(2,362)
CSI	NOK	1,990,000	SEK	2,040,164	08/07/17	(359)
CSI	SEK	2,002,281	EUR	210,000	08/28/17	579
GSI	USD	248,389	GBP	190,000	10/18/17	2,941
HSBC	CAD	331,753	NZD	355,000	08/14/17	396
JPMCB	CAD	260,000	NOK	1,655,628	08/28/17	2,055
JPMCB	CAD	335,000	NOK	2,077,737	08/28/17	(4,412)
NTC	CAD	331,626	NZD	355,000	08/14/17	498
NTC	NZD	355,000	CAD	334,813	08/14/17	2,059
RBC	CAD	697,659	EUR	470,000	09/12/17	(2,335)
RBC	CAD	435,586	NZD	460,000	08/14/17	(4,067)
RBC	CAD	1,064,731	NZD	1,140,000	08/14/17	1,766
						$38,486

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[12]	Payments received by the Portfolio[12]	Value	Unrealized appreciation (depreciation)
EUR	270	06/12/22	6 Month EURIBOR	0.146%	$(1,617)	$(1,622)
EUR	870	11/16/22	0.369%	6 Month EURIBOR	(841)	(855)
USD	1,880	01/11/20	1.919	3 Month USD LIBOR	(7,252)	(7,277)
USD	1,970	11/16/20	1.946	3 Month USD LIBOR	(1,256)	(1,283)
USD	3,490	11/30/21	1.560	12 Month Federal Funds Rate	7,010	6,951
USD	10,020	11/30/21	1.800	3 Month USD LIBOR	29,408	29,239
USD	2,660	12/06/26	3 Month USD LIBOR	2.720	14,541	14,497
					$39,993	$39,650

Centrally cleared credit default swap agreements on credit indices—buy protection13

Referenced obligations	Notional amount (000)		Termination date	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized depreciation
CDX North America High Yield 28 Index	USD	2,290	06/20/22	5.000%	$166,844	$(187,098)	$(20,254)

Credit default swap agreements on corporate issues—sell protection14

Counterparty	Referenced obligations	Notional amount (000)		Termination dates	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[15]
JPMCB	Anadarko Petroleum Corp., bond, 6.95%, due 06/15/19	USD	510	06/20/22	1.000%	$22,339	$(8,548)	$13,791	1.388%

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$78,132,837	$—	$78,132,837
Federal home loan bank certificate	—	750,860	—	750,860
Federal home loan mortgage corporation certificates	—	48,891,428	—	48,891,428
Federal national mortgage association certificates	—	78,895,555	—	78,895,555
Government national mortgage association certificates	—	35,986,202	—	35,986,202
Collateralized mortgage obligations	—	32,181,928	355,249	32,537,177
Asset-backed securities	—	28,854,597	—	28,854,597
Corporate notes	—	119,356,102	—	119,356,102

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Non-US government obligations	$—	$3,378,421	$—	$3,378,421
Commercial paper	—	15,935,326	—	15,935,326
Repurchase agreement	—	6,009,000	—	6,009,000
Foreign exchange options purchased	—	216,259	—	216,259
Swaptions purchased	—	142,020	—	142,020
Investment of cash collateral from securities loaned	—	4,124,355	—	4,124,355
Futures contracts	46,017	—	—	46,017
Forward foreign currency contracts	—	216,923	—	216,923
Swap agreements	—	50,959	—	50,959
Total	$46,017	$453,122,772	$355,249	$453,524,038
Liabilities
Investments sold short	$—	$(66,466,885)	$—	$(66,466,885)
Foreign exchange options written	—	(156,479)	—	(156,479)
Swaptions written	—	(58,051)	—	(58,051)
Futures contracts	(52,843)	—	—	(52,843)
Forward foreign currency contracts	—	(178,437)	—	(178,437)
Swap agreements	—	(206,612)	—	(206,612)
Total	$(52,843)	$(67,066,464)	$—	$(67,119,307)

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended July 31, 2017:

	Collateralized mortgage obligations	Asset-backed securities	Total
Beginning balance	$65,728	$3,745,103	$3,810,831
Purchases	360,996	1,784,932	2,145,928
Sales	(71,558)	(3,849,571)	(3,921,129)
Accrued discounts/(premiums)	—	1,397	1,397
Total realized gain/(loss)	761	57,359	58,120
Net change in unrealized appreciation/depreciation	(678)	1,952	1,274
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(1,741,172)	(1,741,172)
Ending balance	$355,249	$—	$355,249

Transfers into and out of Level 3 represent the value at the end of the period. At July 31, 2017, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2017

Portfolio footnotes

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Security, or portion thereof, was on loan at the period end.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Perpetual investment. Date shown reflects the next call date.

8  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

9  Rate shown reflects annualized yield at the period end on zero coupon bond.

10  Rate shown is the discount rate at the date of purchase unless otherwise noted.

11  Illiquid investment at the period end.

12  Payments made or received are based on the notional amount.

13  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 1.94% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned -0.79% and the Lipper Core Plus Bond Funds category posted a median return of 1.44%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 59. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

PIMCO

Our portion of the Portfolio outperformed the benchmark during the reporting period. An overall overweight to US duration detracted from performance as yields rose across the curve. (Duration measures a portfolio's sensitivity to interest rate changes.) However, this was more than offset by yield curve positioning, including a focus on intermediate rates, as intermediate yields outperformed short and long-end yields. Elsewhere, a short exposure to Canadian duration added to performance as Canadian yields rose during the period.

Overall credit strategies contributed to performance. An underweight to investment grade credit detracted from performance, as the sector outperformed like-duration Treasuries. However, this was offset by positive sector and security selection. An allocation to high yield corporate bonds and non-agency mortgages was beneficial for results. Additionally, an allocation to agency mortgage-backed securities modestly added to performance as the sector outperformed like-duration Treasuries. Exposure to US Treasury Inflation-Protected Securities ("TIPS") was positive for performance as inflation expectations increased during the reporting period. Lastly, currency strategies modestly added to performance, including tactical exposures to the British pound and euro toward the end of the reporting period, as these currencies appreciated relative to the US dollar.

Overall, derivative usage was positive for results during the reporting period. Our short exposure to long maturity US swap rates was positive, as long swap rates underperformed Treasury rates. We used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The use of credit default swaps to manage credit exposure in lieu of the direct buying or selling of securities modestly added to performance. These credit default swaps benefited from lower transaction costs versus cash bond equivalents. Options and options on swaps were primarily

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank

Objective:

Total return consisting of income and capital appreciation

Investment process:

PIMCO: The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within +/- 50% of the effective duration of the Portfolio's benchmark index. The Portfolio seeks to invest in the areas of the bond

(continued on next page)

PACE Strategic Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

used to manage interest rate exposure and volatility, and contributed to performance through income generation. Currency options and forwards added to results, as they were used to gain exposure to foreign currency markets and generate income in expected currency scenarios. The use of government futures to adjust interest rate exposures and replicate government bond positions detracted from performance.

Neuberger Berman

Our portion of the Portfolio outperformed its benchmark during the reporting period. We maintained an overweight to spread sectors (non-US Treasury fixed income securities) versus US Treasury securities, as spread sectors can provide an incremental source of yield, and they generally perform better in an expanding economy. The largest contributor to performance was our allocation to non-agency mortgage-backed securities ("MBS"). An overweight to BBB-rated credit and an allocation to high yield corporate bonds also contributed to performance as their spreads tightened. Elsewhere, a short duration position and an allocation to US Treasury Inflation-Protected Securities ("TIPS") were additive for results. On the downside, an underweight allocation to investment grade corporate bonds was the primary detractor from performance, although capital allocated to high yield and other out-of-benchmark sectors compensated for this underweight.

Several adjustments were made to our portion of the Portfolio during the reporting period. We added an allocation to bank loans and decreased our exposure to non-agency MBS to capture profits. Meanwhile, we increased our allocation to emerging markets debt and decreased our exposure to investment grade corporate bonds. Finally, our portion of the Portfolio's duration decreased by approximately one year during the reporting period.

Financial derivatives were used during the reporting period to manage interest rate risk and shorten our overall duration relative to the benchmark. The use of these instruments detracted from performance.

Investment process
(concluded)

market it considers undervalued, based on such factors as quality, sector, coupon and maturity. The Portfolio decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. The Portfolio monitors the prepayment experience of the Portfolio's mortgage-backed bonds and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Neuberger Berman: The Portfolio employs a consistently applied, risk-managed approach to portfolio management that leverages Neuberger Berman's proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio establishes the investment profile for its portion of the Portfolio's assets, which it monitors on an ongoing basis, including exposures to sectors and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, the Portfolio determines industry/sub-sector weightings and makes securities selections.

PACE Strategic Fixed Income Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.61%	2.10%	5.97%
Class C2	1.10	1.62	5.46
Class Y3	1.87	2.32	6.23
Class P4	1.94	2.35	6.23
After deducting maximum sales charge
Class A1	(2.17)	1.31	5.57
Class C2	0.37	1.62	5.46
Bloomberg Barclays US Government/Credit Index[5]	(0.79)	2.04	4.51
Lipper Core Plus Bond Funds median	1.44	2.66	5.10

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.41%	2.33%	6.03%
Class C2	1.97	1.84	5.52
Class Y3	2.74	2.55	6.30
Class P4	2.74	2.57	6.29
After deducting maximum sales charge
Class A1	(1.44)	1.55	5.63
Class C2	1.23	1.84	5.52

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.10% and 0.96%; Class C—1.60% and 1.46%; Class Y—0.97% and 0.71%; and Class P—0.88% and 0.71% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.96%; Class C—1.46%; Class Y—0.71%; and Class P—0.71% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Bloomberg Barclays US Government/Credit Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Strategic Fixed Income Investments

PACE Strategic Fixed Income Investments

Portfolio statistics—July 31, 2017 (unaudited)

Characteristics
Weighted average duration	6.11 yrs.
Weighted average maturity	9.15 yrs.
Average coupon	3.30%
Top ten holdings (long holdings)[1]	Percentage of net assets
US Treasury Bond, 2.500% due 02/15/45	5.9%
FNMA TBA, 3.500%	3.6
US Treasury Note, 2.125% due 09/30/21	3.4
US Treasury Inflation Index Note (TIPS), 0.125% due 07/15/24	3.3
FNMA TBA, 4.000%	2.4
FNMA TBA, 3.000%	2.3
US Treasury Note, 2.000% due 02/28/21	2.1
US Treasury Inflation Index Bond (TIPS), 2.500% due 01/15/29	1.7
US Treasury Note, 2.250% due 04/30/21	1.4
US Treasury Inflation Index Note (TIPS), 0.125% due 04/15/21	1.3
Total	27.4%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	96.0%
Cayman Islands	5.9
Venezuela	2.6
Netherlands	1.6
Japan	1.5
Total	107.6%
Asset allocation[1]	Percentage of net assets
Corporate notes	38.3%
US government obligations	28.5
Asset-backed securities	14.3
Collateralized mortgage obligations	13.8
US government agency mortgage pass-through certificates	13.1
Non-US government obligations	2.8
Loan assignments	2.7
Municipal bonds and notes	1.5
Options, swaptions, foreign exchange options written, futures, swaps and forward foreign currency contracts	0.1
Investment sold short	(0.2)
Cash equivalents and other assets less liabilities	(14.9)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
US government obligations—28.50%
US Treasury Bonds 2.250%, due 08/15/46	3,400,000	$2,964,110
2.500%, due 02/15/45	53,400,000	49,411,661
2.500%, due 02/15/46	1,300,000	1,199,250
2.750%, due 11/15/42	3,200,000	3,136,749
2.875%, due 05/15/43[2]	3,500,000	3,505,467
2.875%, due 08/15/45	10,400,000	10,370,339
3.000%, due 11/15/44	7,200,000	7,366,500
3.000%, due 05/15/45	200,000	204,391
3.000%, due 02/15/47	800,000	816,906
3.125%, due 08/15/44	2,100,000	2,200,405
3.625%, due 08/15/43	3,400,000	3,881,845
3.625%, due 02/15/44	1,400,000	1,600,430
3.750%, due 11/15/43	2,500,000	2,915,722
3.875%, due 08/15/40	2,740,000	3,241,014
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	108,305	102,945
0.750%, due 02/15/45	727,482	681,937
1.375%, due 02/15/44	945,054	1,027,018
1.750%, due 01/15/28	7,709,856	8,641,723
2.500%, due 01/15/29	11,643,568	14,077,935
3.875%, due 04/15/29	3,669,547	5,001,387
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/21	11,048,499	11,067,922
0.125%, due 07/15/24	27,827,820	27,498,199
0.500%, due 07/15/27	3,901,635	3,863,485
US Treasury Notes 1.375%, due 04/30/20	3,280,000	3,271,672
1.500%, due 08/31/18	1,000,000	1,002,344
1.625%, due 02/15/26	345,000	328,707
2.000%, due 02/28/21[2]	16,900,000	17,120,494
2.125%, due 09/30/21	27,500,000	27,932,905
2.125%, due 12/31/21	5,485,000	5,567,917
2.250%, due 04/30/21[2]	11,200,000	11,439,310
2.375%, due 05/15/27	3,000,000	3,022,326
2.750%, due 02/15/24	2,410,000	2,512,613
Total US government obligations (cost—$242,167,525)		236,975,628
Government national mortgage association certificates—0.00%†
GNMA II ARM 2.125%, due 07/20/25[3]	3,259	3,359
2.125%, due 05/20/26[3]	11,174	11,491
2.250%, due 11/20/23[3]	2,442	2,503
2.375%, due 01/20/26[3]	5,804	5,985
Total government national mortgage association certificates (cost—$22,911)		23,338
Federal home loan mortgage corporation certificates—0.36%
FHLMC 7.645%, due 05/01/25	917,232	1,075,674
FHLMC ARM 3.518%, due 03/01/36[3]	37,198	37,813
	Face amount[1]		Value
Federal home loan mortgage corporation certificates—(concluded)
FHLMC TBA 4.000%		1,800,000	$1,895,995
Total federal home loan mortgage corporation certificates (cost—$2,841,447)			3,009,482
Federal housing administration certificates—0.00%†
FHA GMAC 7.430%, due 06/01/21[4,5]		5,806	5,803
FHA Reilly 7.430%, due 10/01/20[4,5]		1,898	1,897
Total federal housing administration certificates (cost—$7,931)			7,700
Federal national mortgage association certificates—12.70%
FNMA 3.500%, due 11/01/21		1,079,193	1,136,576
4.500%, due 04/01/29		219,721	236,277
5.402%, due 11/01/34		7,792,811	8,303,509
FNMA ARM 2.132%, due 08/01/40[3]		42,473	42,366
2.830%, due 10/01/35[3]		9,388	9,920
2.881%, due 05/01/30[3]		34,854	36,175
2.913%, due 01/01/36[3]		26,974	28,283
2.982%, due 04/01/27[3]		10,565	11,069
3.115%, due 05/01/27[3]		7,118	7,248
3.150%, due 01/01/36[3]		41,354	44,013
3.192%, due 09/01/35[3]		36,697	38,627
3.196%, due 12/01/35[3]		67,325	70,784
3.405%, due 11/01/35[3]		43,955	46,238
3.455%, due 03/01/36[3]		63,244	66,054
3.458%, due 03/01/36[3]		24,495	26,038
3.505%, due 03/01/36[3]		54,178	56,765
3.537%, due 02/01/36[3]		61,285	64,791
3.662%, due 03/01/36[3]		24,485	25,718
3.765%, due 06/01/36[3]		8,673	8,686
FNMA ARM COFI 3.250%, due 11/01/26[4,5]		16,026	14,454
FNMA TBA 3.000%		28,495,000	28,530,600
3.500%		30,000,000	30,850,038
4.000%		33,140,000	34,833,323
4.500%		1,000,000	1,072,539
Total federal national mortgage association certificates (cost—$104,978,108)			105,560,091
Collateralized mortgage obligations—13.82%
Alba PLC, Series 2007-1, Class A3 0.467%, due 03/17/39[3,6]	GBP	551,768	697,915
ARM Trust, Series 2005-5, Class 2A1 3.598%, due 09/25/35[3]		172,229	160,174
Banc of America Funding Corp., Series 2005-D, Class A1 3.227%, due 05/25/35[3]		856,088	891,928

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[7]	1,000,000	$1,020,119
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 4.067%, due 07/20/32[3]	854	861
Series 2004-H, Class 2A2 3.206%, due 09/25/34[3]	884,879	874,966
BBCCRE Trust, Series 2015-GTP, Class A 3.966%, due 08/10/33[7]	3,600,000	3,700,491
BBCMS Trust, Series 2015-RRI, Class A 2.409%, due 05/15/32[3,7]	3,538,476	3,538,472
BCAP LLC 2011-RR10 Trust, Class 3A5 3.187%, due 06/26/35[3,7]	533,968	526,825
BCAP LLC Trust, Series 2014-RR5, Class 1A3 1.428%, due 01/26/36[3,7]	1,760,908	1,711,573
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 3.255%, due 10/25/33[3]	15,331	15,241
Series 2004-9, Class 2A1 3.235%, due 09/25/34[3]	470,259	444,755
Series 2005-7, Class 22A1 3.403%, due 09/25/35[3]	709,069	602,498
Series 2006-1, Class 21A2 3.282%, due 02/25/36[3]	805,631	681,758
Bear Stearns ARM Trust, Series 2003-1, Class 6A1 3.081%, due 04/25/33[3]	32,033	32,209
Series 2003-5, Class 2A1 3.363%, due 08/25/33[3]	170,852	170,645
Series 2004-3, Class 1A2 3.744%, due 07/25/34[3]	154,098	149,959
Series 2004-6, Class 2A1 3.394%, due 09/25/34[3]	785,085	784,554
Series 2004-7, Class 1A1 3.282%, due 10/25/34[3]	271,230	256,276
Series 2005-2, Class A1 3.260%, due 03/25/35[3]	507,087	511,811
Series 2005-5, Class A2 2.820%, due 08/25/35[3]	1,699,224	1,691,284
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	2,527,000	2,414,916
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	818,997	668,191
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO 1.422%, due 02/10/48[3]	3,612,112	290,930
Series 2015-GC29, Class XA, IO 1.160%, due 04/10/48[3]	3,303,417	203,889
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 3.430%, due 05/25/35[3]	297,850	297,176
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2005-4, Class A 3.298%, due 08/25/35[3]	747,801	$738,449
Series 2005-6, Class A2 3.180%, due 09/25/35[3]	56,887	58,621
Series 2005-6, Class A3 2.830%, due 09/25/35[3]	10,289	10,003
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO 1.341%, due 04/10/47[3]	12,447,247	675,471
Series 2014-UBS3, Class XA, IO 1.315%, due 06/10/47[3]	3,566,407	205,321
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	49,011	50,139
Series 2005-62, Class 2A1 1.776%, due 12/25/35[3]	235,607	213,675
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	617,807	543,771
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A 5.145%, due 01/25/34[3,7]	722,931	713,979
Series 2004-12, Class 11A1 3.552%, due 08/25/34[3]	223,189	204,912
Series 2004-12, Class 11A2 3.552%, due 08/25/34[3]	142,806	136,564
Series 2004-12, Class 12A1 3.499%, due 08/25/34[3]	40,323	36,827
Series 2005-HYB9, Class 5A1 3.306%, due 02/20/36[3]	223,456	197,919
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4 5.695%, due 09/15/40[3]	23,732	23,698
CSMC Trust, Series 2014-RPL4, Class A1 3.500%, due 03/25/54[3,7]	2,082,147	2,084,977
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A 1.488%, due 08/19/45[3]	330,539	310,399
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	42,193	46,015
Series 1278, Class K 7.000%, due 05/15/22	12,451	13,172
Series 1367, Class KA 6.500%, due 09/15/22	451	489
Series 1502, Class PX 7.000%, due 04/15/23	146,487	160,288
Series 1503, Class PZ 7.000%, due 05/15/23	43,287	47,340
Series 1534, Class Z 5.000%, due 06/15/23	43,809	45,869
Series 1548, Class Z 7.000%, due 07/15/23	30,665	33,414
Series 1562, Class Z 7.000%, due 07/15/23	49,432	53,999

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1694, Class Z 6.500%, due 03/15/24	26,268	$28,890
Series 2017-DNA2, Class M2 4.682%, due 10/25/29[3]	670,000	721,659
Series 2017-HQA2, Class M2 3.882%, due 12/25/29[3]	530,000	542,426
Series 2061, Class Z 6.500%, due 06/15/28	89,798	100,896
Series 2400, Class FQ 1.726%, due 01/15/32[3]	59,984	60,211
Series 2764, Class LZ 4.500%, due 03/15/34	802,832	860,366
Series 2764, Class ZG 5.500%, due 03/15/34	1,965,836	2,197,346
Series 2835, Class JZ 5.000%, due 08/15/34	436,323	477,420
Series 2921, Class PG 5.000%, due 01/15/35	2,975,917	3,270,275
Series 2983, Class TZ 6.000%, due 05/15/35	1,689,922	1,927,308
Series 3149, Class CZ 6.000%, due 05/15/36	2,043,189	2,317,485
Series T-054, Class 2A 6.500%, due 02/25/43	528,822	624,048
Series T-058, Class 2A 6.500%, due 09/25/43	1,889,118	2,192,666
Series T-075, Class A1 1.272%, due 12/25/36[3]	441,756	439,615
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 3.275%, due 08/25/35[3]	31,205	26,904
FNMA Connecticut Avenue Securities, Series 2017-C03, Class 1M2 4.232%, due 10/25/29[3]	680,000	711,778
Series 2017-C04, Class 2M2 4.082%, due 11/25/29[3]	404,000	417,747
Series 2017-C05, Class 1M2 3.424%, due 01/25/30[3]	515,000	513,215
FNMA REMIC, Series 1991-065, Class Z 6.500%, due 06/25/21	812	858
Series 1992-129, Class L 6.000%, due 07/25/22	2,091	2,213
Series 1993-060, Class Z 7.000%, due 05/25/23	37,492	41,062
Series 1993-070, Class Z 6.900%, due 05/25/23	5,932	6,473
Series 1993-096, Class PZ 7.000%, due 06/25/23	30,441	33,226
Series 1993-160, Class ZB 6.500%, due 09/25/23	13,294	14,193
Series 1993-163, Class ZB 7.000%, due 09/25/23	3,192	3,484
Series 1998-066, Class FG 1.532%, due 12/25/28[3]	19,271	19,370
Series 1999-W4, Class A9 6.250%, due 02/25/29	237,120	257,844
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2000-034, Class F 1.682%, due 10/25/30[3]	4,544	$4,560
Series 2002-080, Class A1 6.500%, due 11/25/42	796,255	900,604
Series 2003-064, Class AH 6.000%, due 07/25/33	2,070,121	2,329,454
Series 2003-W8, Class 2A 7.000%, due 10/25/42	41,340	48,455
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	599,789	681,095
Series 2004-W8, Class 2A 6.500%, due 06/25/44	664,597	764,835
Series 2005-024, Class ZE 5.000%, due 04/25/35	919,363	1,010,239
Series 2005-120, Class ZU 5.500%, due 01/25/36	2,303,158	2,579,618
Series 2006-065, Class GD 6.000%, due 07/25/26	893,218	997,574
Series 2017-C02, Class 2M2 4.882%, due 09/25/29[3]	1,508,000	1,628,144
Trust 1993-037, Class PX 7.000%, due 03/25/23	6,453	6,986
Trust G92-040, Class ZC 7.000%, due 07/25/22	4,221	4,533
GNMA REMIC, Trust Series 2000-009, Class FG 1.826%, due 02/16/30[3]	41,989	42,321
Trust Series 2002-031, Class FW 1.626%, due 06/16/31[3]	46,002	46,223
Trust Series 2003-98, Class Z 6.000%, due 11/20/33	5,698,766	6,532,404
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35	9,444,187	10,749,122
Trust Series 2015-H20, Class FB 1.676%, due 08/20/65[3]	1,656,654	1,652,664
Trust Series 2016-154, Class WF 1.627%, due 11/20/45[3]	1,276,934	1,275,003
Trust Series 2016-H11, Class F 1.876%, due 05/20/66[3]	1,168,981	1,177,872
Trust Series 2016-H15, Class FA 1.876%, due 07/20/66[3]	2,170,695	2,187,118
Trust Series 2016-H19, Class FE 1.446%, due 06/20/61[3]	1,154,204	1,154,622
GreenPoint MTA Trust, Series 2005-AR3, Class 1A1 1.472%, due 08/25/45[3]	1,579,124	1,419,624
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 3.124%, due 09/25/35[3]	525,685	534,034
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 1.928%, due 01/19/35[3]	60,703	48,639
Series 2005-4, Class 3A1 3.569%, due 07/19/35[3]	311,459	275,959
Housing Security, Inc., Series 1992-8, Class B 1.734%, due 06/25/24[3]	8,842	8,837

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 12A3 1.422%, due 06/25/37[3]		245,996	$244,135
JPMorgan Mortgage Trust, 2005-A8, Series Class 1A1 3.080%, due 11/25/35[3]		1,103,287	1,050,027
JPMorgan Mortgage Trust, 2006-A4, Series 2006-A4, Class 2A2 3.345%, due 06/25/36[3]		487,978	440,316
Ludgate Funding PLC, Series 2007-1, Class A2A 0.464%, due 01/01/61[3,6]	GBP	1,952,701	2,438,197
Series 2008-W1X, Class A1 0.904%, due 01/01/61[3,6]	GBP	864,567	1,109,224
Mansard Mortgages Parent Ltd, Series 2007-1X, Class A2 0.475%, due 04/15/47[3,6]	GBP	1,268,408	1,592,433
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B 3.446%, due 07/13/29[3,7]		1,800,000	1,850,405
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[7]		877,713	856,357
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3 1.416%, due 12/26/35[3,7]		2,140,121	2,104,448
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1 1.572%, due 01/25/36[3,7]		1,193,140	1,063,089
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 1.442%, due 04/25/46[3]		1,211,040	622,293
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 1.682%, due 12/25/36[3]		1,094,713	398,442
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34		715,926	717,961
Sequoia Mortgage Trust, Series 2007-3, Class 1A1 1.428%, due 07/20/36[3]		233,909	222,455
Structured ARM Loan Trust, Series 2004-8, Class 3A 3.409%, due 07/25/34[3]		501,771	499,899
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 1.888%, due 09/19/32[3]		128,767	125,105
Series 2006-AR3, Class 11A1 1.442%, due 04/25/36[3]		2,081,677	1,881,221
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 3.397%, due 09/25/37[3]		1,378,150	1,371,278
United States Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19		30,864	31,684
Series 2002-20K, Class 1 5.080%, due 11/01/22		273,866	288,133
	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
Series 2005-20H, Class 1 5.110%, due 08/01/25		327,992	$347,346
Series 2007-20D, Class 1 5.320%, due 04/01/27		1,311,117	1,400,493
Uropa Securities PLC, Series 2007-1, Class A3A 0.497%, due 10/10/40[3,6]	GBP	3,100,000	3,740,876
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A 2.176%, due 06/25/42[3]		28,058	27,015
Series 2005-AR13, Class A1A1 1.522%, due 10/25/45[3]		852,066	845,437
Series 2005-AR15, Class A1A1 1.492%, due 11/25/45[3]		104,159	100,029
Series 2006-AR2, Class 2A1 2.823%, due 03/25/36[3]		838,010	762,305
Series 2006-AR9, Class 1A 1.776%, due 08/25/46[3]		951,173	863,811
Series 2006-AR9, Class 2A 2.148%, due 08/25/46[3]		773,784	756,666
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 2.999%, due 12/25/33[3]		146,415	147,523
Series 2004-CC, Class A1 3.098%, due 01/25/35[3]		85,375	86,900
Series 2004-DD, Class 2A6 3.111%, due 01/25/35[3]		783,803	801,461
Series 2006-AR2, Class 2A1 3.126%, due 03/25/36[3]		689,790	694,707
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO 0.921%, due 09/15/57[3]		7,272,810	337,493
Series 2014-LC14, Class XA, IO 1.361%, due 03/15/47[3]		4,472,443	246,552
Total collateralized mortgage obligations (cost—$109,776,412)			114,879,960
Asset-backed securities—14.30%
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 1.700%, due 09/25/35[3]		1,825,000	1,737,907
Series 2005-4, Class M1 1.632%, due 12/25/35[3]		1,017,500	982,287
Aegis Asset Backed Securities Trust, Series 2005-3, Class M2 1.712%, due 08/25/35[3]		1,640,000	1,554,125
Ally Auto Receivables Trust, Series 2017-3, Class A2 1.530%, due 03/16/20		384,000	383,919
AmeriCredit Automobile Receivables, Series 2016-1, Class A2A 1.520%, due 06/10/19		136,099	136,100
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R8, Class M1 1.702%, due 10/25/35[3]		564,325	564,133

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Asset-backed securities—(continued)
Series 2005-R8, Class M3 1.742%, due 10/25/35[3]	1,700,000	$1,604,420
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class A 2.526%, due 04/15/27[3,7]	2,000,000	2,022,740
Ares Enhanced Loan Investment Strategy IR Ltd., Series 2013-IRAR, Class A1BR 2.713%, due 07/23/25[3,7]	2,500,000	2,500,860
Ares XXXI CLO Ltd., Series 2014-31A, Class A1R 2.380%, due 08/28/25[3,7]	1,700,000	1,699,986
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1 1.722%, due 10/25/35[3]	770,000	749,047
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class AR 2.400%, due 01/30/24[3,7]	1,730,692	1,730,735
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class AR 2.554%, due 10/15/26[3,7]	1,000,000	1,000,485
Atrium X, Series 10A, Class AR 2.254%, due 07/16/25[3,7]	1,000,000	1,000,091
Avery Point III CLO Ltd., Series 2013-3A, Class AR 2.424%, due 01/18/25[3,7]	700,000	699,997
Avery Point IV CLO Ltd., Series 2014-1A, Class AR 2.414%, due 04/25/26[3,7]	1,300,000	1,300,027
Bayview Opportunity Master Fund IIIb Trust, Series 2017-RN2, Class A1 3.475%, due 04/28/32[3,7]	1,110,140	1,118,816
BMW Vehicle Lease Trust, Series 2017-1, Class A2 1.640%, due 07/22/19	2,000,000	2,000,608
Capital One Multi-Asset Execution Trust 1.390%, due 01/15/21	390,000	389,850
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1 1.676%, due 02/15/22[3]	2,060,000	2,071,638
Cent CLO 20 Ltd., Series 2013-20A, Class AR 2.414%, due 01/25/26[3,7]	1,300,000	1,299,996
Chase Issuance Trust, Series 2016-A7, Class A7 1.060%, due 09/16/19	3,285,000	3,283,786
CHEC Loan Trust, Series 2004-2, Class M1 1.872%, due 06/25/34[3]	1,069,334	1,005,325
CIFC Funding Ltd., Series 2014-2A, Class A1LR 2.392%, due 05/24/26[3,7]	2,000,000	2,003,754
Series 2014-5A, Class A2R 2.704%, due 01/17/27[3,7]	2,100,000	2,100,435
	Face amount[1]		Value
Asset-backed securities—(continued)
Cork Street CLO Designated Activity Co. Series 1A, Class A1BE 1.350%, due 11/27/28[3,7]	EUR	2,400,000	$2,842,922
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36		401,142	199,747
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 2.046%, due 09/15/29[3]		48,814	47,802
Dryden 30 Senior Loan Fund, Series 2013-30A, Class A 2.432%, due 11/15/25[3,7]		1,800,000	1,801,694
DT Auto Owner Trust, Series 2017-2, Class A 1.720%, due 05/15/20[7]		1,648,920	1,648,884
FBR Securitization Trust, Series 2005-2, Class M2 1.982%, due 09/25/35[3]		1,625,000	1,587,536
Finn Square CLO Ltd., Series 2012-1A, Class A1R 2.506%, due 12/24/23[3,7]		1,769,577	1,771,538
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2 1.762%, due 09/25/35[3]		973,030	971,401
Flagship VII Ltd., Series 2013-7A, Class A1R 2.427%, due 01/20/26[3,7]		1,500,000	1,500,060
Flatiron CLO Ltd., Series 2014-1A, Class A1R 2.338%, due 07/17/26[3,7]		2,000,000	2,003,908
Fremont Home Loan Trust, Series 2005-2, Class M3 1.982%, due 06/25/35[3]		620,000	602,439
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR 2.540%, due 10/29/26[3,7]		3,000,000	3,007,713
GSAA Trust, Series 2005-10, Class M4 1.882%, due 06/25/35[3]		570,000	546,564
GSAMP Trust, Series 2006-HE4, Class A1 1.372%, due 06/25/36[3]		2,287,706	2,196,344
Harbourmaster Pro-Rata CLO 3 BV, Series PR3A, Class A2 0.031%, due 09/20/23	EUR	1,052,294	1,238,545
Hildene CLO II Ltd., Series 2014-2A, Class AR 2.486%, due 07/19/26[3,7]		1,300,000	1,300,328
Home Equity Asset Trust, Series 2005-2, Class M5 2.327%, due 07/25/35[3]		1,000,000	985,083
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2 1.622%, due 01/25/36[3]		1,745,000	1,663,956
Jamestown CLO V Ltd., Series 2014-5A, Class AR 2.524%, due 01/17/27[3,7]		1,000,000	999,994

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Asset-backed securities—(continued)
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1 1.622%, due 05/25/35[3]		2,400,000	$2,177,694
Series 2006-WMC1, Class A1 1.412%, due 03/25/36[3]		877,602	875,868
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1 1.402%, due 04/25/36[3]		1,605,301	1,590,166
Series 2007-CH1, Class MV2 1.512%, due 11/25/36[3]		1,680,000	1,651,539
Series 2007-CH2, Class AV1 1.392%, due 01/25/37[3]		1,244,430	1,236,192
KVK CLO Ltd., Series 2013-2A, Class AR 2.454%, due 01/15/26[3,7]		2,000,000	2,000,074
Lockwood Grove CLO Ltd., Series 2014-1A, Class A1R 2.784%, due 04/25/25[3,7]		1,800,000	1,800,346
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR 2.416%, due 01/19/25[3,7]		1,700,000	1,702,103
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 1.921%, due 12/25/34[3]		265,386	233,887
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1 2.807%, due 11/25/32[3]		946,211	945,332
MP CLO VI Ltd., Series 2014-2A, Class AR 2.504%, due 01/15/27[3,7]		2,000,000	2,000,074
Navient Student Loan Trust, Series 2016-6A, Class A1 1.712%, due 03/25/66[3,7]		458,202	459,165
Nelder Grove CLO Ltd., Series 2014-1A, Class A1R 2.300%, due 08/28/26[3,7]		2,000,000	1,999,982
New Century Home Equity Loan Trust, Series 2005-B, Class M1 1.712%, due 10/25/35[3]		1,900,000	1,786,231
Series 2005-D, Class A2D 1.562%, due 02/25/36[3]		1,548,606	1,526,973
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-FM1, Class 2A4 1.562%, due 11/25/35[3]		3,000,000	2,550,071
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ1, Class M4 2.957%, due 09/25/34[3]		220,733	211,269
Queen Street CLO II BV, Series 2007-1A, Class A2 0.090%, due 08/15/24[3,7]	EUR	302,854	358,519
RASC, Series 2005-KS11 Trust, Class M2 1.652%, due 12/25/35[3]		1,100,000	1,072,711
	Face amount[1]	Value
Asset-backed securities—(continued)
Santander Drive Auto Receivables Trust, Series 2017-1, Class A1 0.950%, due 03/15/18	38,321	$38,316
Saranac CLO I Ltd., Series 2013-1A, Class A1A 2.794%, due 10/26/24[3,7]	1,800,000	1,801,508
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 2.582%, due 12/25/34[3]	753,022	744,329
Saxon Asset Securities Trust, Series 2004-1, Class M1 2.027%, due 03/25/35[3]	619,086	605,861
Series 2006-1, Class M1 1.697%, due 03/25/36[3]	2,000,000	1,684,030
Shackleton CLO Ltd., Series 2013-4A, Class AR 2.424%, due 01/13/25[3,7]	1,000,000	999,993
SLM Student Loan Trust, Series 2008-9, Class A 2.814%, due 04/25/23[3]	1,953,675	2,001,706
SoFi Professional Loan Program, Series 2017-A, Class A2A 1.550%, due 03/26/40[7]	1,684,207	1,680,124
Soundview Home Loan Trust, Series 2005-OPT1, Class M2 1.907%, due 06/25/35[3]	1,110,000	1,087,591
Series 2005-OPT3, Class M1 1.702%, due 11/25/35[3]	640,000	602,540
Series 2006-OPT2, Class A3 1.412%, due 05/25/36[3]	1,016,448	1,007,086
Series 2006-OPT3, Class 2A4 1.482%, due 06/25/36[3]	2,675,000	2,341,541
Stoney Lane Funding I Corp. Series 2007-1A, Class A1 1.544%, due 04/18/22[3,7]	53,834	53,787
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	472,190	467,201
Series 2005-WF1, Class M1 1.892%, due 02/25/35[3]	171,474	167,624
Symphony CLO XII Ltd., Series 2013-12A, Class AR 2.334%, due 10/15/25[3,7]	2,000,000	2,000,032
Telos CLO Ltd., Series 2014-6A, Class A1R 2.574%, due 01/17/27[3,7]	2,000,000	2,000,074
TICP CLO III Ltd., Series 2014-3A, Class AR 2.487%, due 01/20/27[3,7]	1,300,000	1,300,226
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A2A 1.460%, due 01/15/20	680,000	679,769
US Residential Opportunity Fund II Trust, Series 2016-3II, Class A 3.598%, due 10/27/36[7]	2,264,229	2,273,230

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Asset-backed securities—(concluded)
Utah State Board of Regents, Series 2017-1, Class A 1.966%, due 01/25/57[3]		1,085,679	$1,082,748
Venture XVI CLO Ltd., Series 2014-16A, Class A1R 2.424%, due 04/15/26[3,7]		1,300,000	1,299,993
VOLT LVII LLC, Series 2017-NPL4, Class A1 3.375%, due 04/25/47[7]		1,062,787	1,066,692
Wood Street CLO IV BV, Series IV-A, Class C 0.358%, due 09/25/22[3,7]	EUR	1,600,000	1,892,683
World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A2 1.680%, due 12/16/19		2,000,000	2,001,394
Total asset-backed securities (cost—$115,090,542)			118,915,799
Corporate notes—38.31%
Airlines—0.99%
Air Canada 2013-1, Class B Pass-Through Trust 5.375%, due 11/15/22[7]		1,681,556	1,773,503
American Airlines 2013-2, Class A Pass-Through Trust 4.950%, due 07/15/24		1,896,648	2,036,298
American Airlines 2014-1, Class B Pass-Through Trust 4.375%, due 04/01/24		654,455	670,554
Continental Airlines 2009-2, Series A Pass-Through Trust 7.250%, due 11/10/19		781,033	864,627
Continental Airlines 2012-2, Class A Pass-Through Trust 4.000%, due 10/29/24		1,315,707	1,378,203
Delta Air Lines, Inc. 3.625%, due 03/15/22		365,000	375,930
Northwest Airlines, Series 2000-1, Class G 7.150%, due 04/01/21		1,090,474	1,155,902
			8,255,017
Apparel—0.01%
Hanesbrands, Inc. 4.875%, due 05/15/26[7]		45,000	45,900
Auto & truck—0.29%
General Motors Co. 6.250%, due 10/02/43		500,000	566,436
General Motors Financial Co., Inc. 3.100%, due 01/15/19[8]		657,000	666,936
3.200%, due 07/06/21		495,000	503,049
4.000%, due 10/06/26		675,000	673,465
			2,409,886
	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—6.13%
Bank of Scotland PLC MTN 6.375%, due 08/16/19	GBP	1,100,000	$1,600,936
Barclays PLC 2.929%, due 01/10/23[3]		2,000,000	2,043,040
4.337%, due 01/10/28		1,125,000	1,172,519
4.836%, due 05/09/28		785,000	815,769
7.625%, due 11/21/22		1,600,000	1,853,920
7.750%, due 04/10/23[3]		1,700,000	1,755,250
Barclays PLC MTN 3.250%, due 02/12/27[6]	GBP	1,100,000	1,515,623
Cooperatieve Rabobank UA 6.875%, due 03/19/20[6]	EUR	1,400,000	1,942,134
Credit Suisse Group Funding Guernsey Ltd. 3.750%, due 03/26/25		2,000,000	2,034,666
3.800%, due 09/15/22		1,900,000	1,987,856
3.800%, due 06/09/23		3,200,000	3,334,605
Deutsche Bank AG 2.700%, due 07/13/20		700,000	703,261
3.095%, due 05/10/19[3]		3,500,000	3,581,788
4.250%, due 10/14/21		1,100,000	1,158,572
HSBC Holdings PLC 3.400%, due 03/08/21		1,700,000	1,757,848
6.000%, due 05/22/27[3,9]		1,035,000	1,085,560
ING Bank NV 2.625%, due 12/05/22[7]		3,400,000	3,433,803
KBC Bank NV 8.000%, due 01/25/23[3,6]		2,200,000	2,260,473
Lloyds Banking Group PLC 3.000%, due 01/11/22		1,300,000	1,313,911
7.000%, due 06/27/19[3,6,9]	GBP	900,000	1,258,708
Mitsubishi UFJ Financial Group, Inc. 2.950%, due 03/01/21		1,300,000	1,324,822
National Australia Bank Ltd. 2.400%, due 12/07/21[7]		3,300,000	3,313,355
Novo Banco SA 5.000%, due 05/21/19[6]	EUR	1,629,000	1,533,087
Royal Bank of Scotland Group PLC MTN 2.500%, due 03/22/23[6]	EUR	1,800,000	2,270,306
Royal Bank of Scotland PLC MTN 6.934%, due 04/09/18[6]	EUR	1,000,000	1,237,448
Santander UK Group Holdings PLC 3.125%, due 01/08/21[8]		1,700,000	1,731,628
Societe Generale SA MTN 8.250%, due 11/29/18[3,6,9]		400,000	424,416
Westpac Banking Corp. 2.100%, due 02/25/21[7]		2,500,000	2,496,445
			50,941,749
Banking-US—5.13%
Aviation Capital Group Corp. 6.750%, due 04/06/21[7]		4,820,000	5,474,720
Bank of America Corp. 3.950%, due 04/21/25		660,000	676,158
5.750%, due 12/01/17		500,000	506,892
7.625%, due 06/01/19[8]		2,900,000	3,190,374

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
Bank of America Corp. MTN 4.000%, due 01/22/25	1,500,000	$1,545,805
4.125%, due 01/22/24	3,700,000	3,940,023
6.875%, due 04/25/18	5,300,000	5,494,801
Capital One NA/Mclean VA 2.350%, due 01/31/20	960,000	964,403
CIT Group, Inc. 5.000%, due 08/15/22	500,000	540,600
Citizens Bank N.A. MTN 2.550%, due 05/13/21	1,700,000	1,706,021
JPMorgan Chase & Co. 6.300%, due 04/23/19	400,000	430,111
JPMorgan Chase Bank N.A. 6.000%, due 10/01/17	2,700,000	2,720,010
Morgan Stanley 3.591%, due 07/22/28[3]	1,310,000	1,313,770
Regions Financial Corp. 3.200%, due 02/08/21	1,800,000	1,844,759
Santander Holdings USA, Inc. 2.642%, due 11/24/17[3]	1,800,000	1,805,733
SunTrust Banks, Inc. 5.050%, due 06/15/22[3,9]	885,000	894,956
Synchrony Financial 2.700%, due 02/03/20	500,000	504,257
The Toronto-Dominion Bank 2.500%, due 01/18/22[7,8]	2,400,000	2,421,967
Wells Fargo & Co. 2.100%, due 07/26/21	1,200,000	1,187,006
2.402%, due 10/31/23[3]	1,400,000	1,428,475
2.500%, due 03/04/21	1,200,000	1,209,276
Wells Fargo & Co. GMTN 2.600%, due 07/22/20	2,800,000	2,847,687
		42,647,804
Building & construction—0.13%
Lennar Corp. 4.750%, due 11/15/22	205,000	217,427
4.875%, due 12/15/23	30,000	31,875
Meritage Homes Corp. 6.000%, due 06/01/25	35,000	37,756
7.000%, due 04/01/22	50,000	56,750
Odebrecht Offshore Drilling Finance Ltd. 6.625%, due 10/01/22[7]	1,425,620	498,967
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[7]	170,000	180,625
Toll Brothers Finance Corp. 4.375%, due 04/15/23	25,000	26,094
5.625%, due 01/15/24	45,000	48,938
		1,098,432
Building products—0.04%
CalAtlantic Group, Inc. 5.000%, due 06/15/27	35,000	35,525
5.375%, due 10/01/22	125,000	135,625
	Face amount[1]	Value
Corporate notes—(continued)
Building products—(concluded)
USG Corp. 4.875%, due 06/01/27[7]	50,000	$51,625
5.500%, due 03/01/25[7]	120,000	128,100
		350,875
Cable—0.11%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/23[7]	75,000	78,750
5.250%, due 09/30/22	130,000	134,062
5.500%, due 05/01/26[7]	40,000	42,513
5.750%, due 02/15/26[7]	240,000	258,000
CSC Holdings LLC 5.500%, due 04/15/27[7]	200,000	213,000
6.625%, due 10/15/25[7]	200,000	221,375
		947,700
Chemicals—0.04%
CF Industries, Inc. 5.375%, due 03/15/44	25,000	22,500
NOVA Chemicals Corp. 4.875%, due 06/01/24[7]	35,000	35,219
5.000%, due 05/01/25[7]	140,000	140,700
5.250%, due 06/01/27[7]	55,000	55,137
WR Grace & Co-Conn 5.125%, due 10/01/21[7]	20,000	21,500
5.625%, due 10/01/24[7]	15,000	16,125
		291,181
Commercial services—0.89%
Aircastle Ltd. 4.125%, due 05/01/24	80,000	82,100
5.000%, due 04/01/23	40,000	42,560
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 5.250%, due 03/15/25[7]	60,000	58,425
5.500%, due 04/01/23	15,000	15,075
CDK Global, Inc. 4.875%, due 06/01/27[7]	80,000	82,200
ERAC USA Finance LLC 2.350%, due 10/15/19[7]	1,650,000	1,660,489
4.200%, due 11/01/46[7]	535,000	509,774
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[7]	80,000	85,600
IHS Markit Ltd. 4.750%, due 02/15/25[7]	70,000	73,675
5.000%, due 11/01/22[7]	110,000	117,997
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[7]	135,000	143,437
Iron Mountain, Inc. 5.750%, due 08/15/24	140,000	143,850
Moody's Corp. 2.625%, due 01/15/23[7]	1,700,000	1,695,918
R.R. Donnelley & Sons Co. 6.000%, due 04/01/24	60,000	58,350
6.500%, due 11/15/23	35,000	35,000
7.625%, due 06/15/20	38,000	41,895

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Corporate notes—(continued)
Commercial services—(concluded)
7.875%, due 03/15/21	125,000	$135,313
13.000%, due 02/01/19	25,000	28,125
Republic Services, Inc. 3.550%, due 06/01/22[8]	2,100,000	2,196,648
Service Corp. International 5.375%, due 05/15/24	55,000	58,369
The Hertz Corp. 5.500%, due 10/15/24[7]	50,000	40,750
The ServiceMaster Co. LLC 5.125%, due 11/15/24[7]	70,000	71,925
		7,377,475
Communications equipment—0.27%
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	2,208,894
Computers—1.08%
Apple, Inc. 2.300%, due 05/11/22	885,000	887,929
3.000%, due 06/20/27	1,200,000	1,199,041
3.350%, due 02/09/27	650,000	667,831
4.650%, due 02/23/46	455,000	510,600
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[7]	2,475,000	2,615,234
5.450%, due 06/15/23[7]	945,000	1,041,537
5.875%, due 06/15/21[7]	115,000	120,606
6.020%, due 06/15/26[7]	420,000	468,992
HP, Inc. 4.650%, due 12/09/21	930,000	1,004,820
Seagate HDD Cayman 4.875%, due 03/01/24[7]	320,000	315,579
Western Digital Corp. 10.500%, due 04/01/24	135,000	159,806
		8,991,975
Construction & engineering—0.00%†
AECOM 5.875%, due 10/15/24	35,000	38,194
Consumer products—0.00%†
Spectrum Brands, Inc. 6.625%, due 11/15/22	35,000	36,619
Diversified financials—2.39%
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass-Through Trust 5.125%, due 11/30/22[7]	406,119	423,486
First Data Corp. 5.000%, due 01/15/24[7]	190,000	197,600
7.000%, due 12/01/23[7]	80,000	86,300
Goldman Sachs Group, Inc. 2.473%, due 04/23/20[3]	1,800,000	1,831,914
3.750%, due 05/22/25[8]	1,900,000	1,954,260
5.150%, due 05/22/45	565,000	639,355
5.950%, due 01/18/18	2,500,000	2,547,930
6.000%, due 06/15/20	3,400,000	3,754,657
	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
LeasePlan Corp. NV 2.500%, due 05/16/18[7]	2,000,000	$2,005,566
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[5,10]	1,900,000	115,900
1.000%, due 01/24/13[5,10]	4,500,000	276,750
1.000%, due 12/30/16[5,10]	900,000	54,900
Navient Corp. 5.875%, due 10/25/24	60,000	61,125
Navient Corp. MTN 4.875%, due 06/17/19	195,000	201,338
6.125%, due 03/25/24	120,000	124,794
8.000%, due 03/25/20	25,000	27,650
8.450%, due 06/15/18	5,000	5,251
OneMain Financial Holdings LLC 6.750%, due 12/15/19[7]	600,000	628,200
OneMain Financial Holdings, LLC 7.250%, due 12/15/21[7]	80,000	84,200
Rio Oil Finance Trust, Series 2014-1 9.250%, due 07/06/24[7]	1,511,776	1,542,012
Springleaf Finance Corp. 5.250%, due 12/15/19	2,200,000	2,290,750
6.125%, due 05/15/22	85,000	89,250
7.750%, due 10/01/21	25,000	28,031
The Goldman Sachs Group, Inc. 3.691%, due 06/05/28[3]	920,000	925,700
		19,896,919
Diversified manufacturing—0.08%
General Electric Co. 5.000%, due 01/21/21[3,9]	594,000	626,248
Electric utilities—1.00%
Duke Energy Corp. 3.750%, due 04/15/24[8]	1,700,000	1,792,633
Dynegy, Inc. 5.875%, due 06/01/23	45,000	43,256
6.750%, due 11/01/19	1,700,000	1,762,687
7.625%, due 11/01/24	45,000	44,550
FirstEnergy Corp. Series B 4.250%, due 03/15/23	1,700,000	1,812,424
NextEra Energy Capital Holdings, Inc. 3.550%, due 05/01/27	1,700,000	1,752,365
NRG Energy, Inc. 6.250%, due 05/01/24	175,000	181,562
6.625%, due 03/15/23	45,000	46,519
6.625%, due 01/15/27	190,000	195,225
7.250%, due 05/15/26	75,000	79,313
Ohio Power Co., Series M 5.375%, due 10/01/21	480,000	534,911
Talen Energy Supply LLC 4.600%, due 12/15/21	65,000	52,000
6.500%, due 06/01/25	45,000	32,513
9.500%, due 07/15/22[7]	15,000	13,238
		8,343,196

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Corporate notes—(continued)
Electric-generation—0.04%
Calpine Corp. 5.375%, due 01/15/23	255,000	$247,669
6.000%, due 01/15/22[7]	65,000	67,031
		314,700
Electric-integrated—1.12%
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,564,872
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,733,596
		9,298,468
Electronics—0.47%
Allegion PLC 5.875%, due 09/15/23	35,000	37,727
Amkor Technology, Inc. 6.375%, due 10/01/22	110,000	114,400
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, due 01/15/24[7]	1,800,000	1,848,019
Micron Technology, Inc. 5.250%, due 08/01/23[7]	25,000	26,086
5.500%, due 02/01/25	15,000	15,914
5.625%, due 01/15/26[7]	50,000	52,375
Monongahela Power Co. 3.550%, due 05/15/27[7]	1,800,000	1,822,318
		3,916,839
Energy-exploration & production—0.04%
Antero Resources Corp. 5.125%, due 12/01/22	30,000	30,450
5.375%, due 11/01/21	160,000	164,800
5.625%, due 06/01/23	95,000	97,375
		292,625
Finance-captive automotive—0.73%
International Lease Finance Corp. 5.875%, due 04/01/19	2,100,000	2,230,205
8.875%, due 09/01/17	1,400,000	1,407,970
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[7]	190,000	193,325
5.500%, due 02/15/24[7]	185,000	188,353
The Depository Trust & Clearing Corp. 4.875%, due 06/15/20[3,7,9]	2,000,000	2,080,000
		6,099,853
Finance-non-captive diversified—0.53%
Ford Motor Co. 4.346%, due 12/08/26	600,000	620,281
Ford Motor Credit Co. LLC 2.459%, due 03/27/20	2,800,000	2,812,376
2.597%, due 11/04/19	1,000,000	1,009,450
		4,442,107
Financial services—3.88%
Ally Financial, Inc. 3.250%, due 09/29/17	130,000	130,234
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
3.250%, due 11/05/18	30,000	$30,381
3.600%, due 05/21/18	30,000	30,345
3.750%, due 11/18/19	330,000	337,425
4.750%, due 09/10/18	1,400,000	1,438,920
6.250%, due 12/01/17	145,000	147,030
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[5,7]	744,348	840,998
Citigroup, Inc. 2.007%, due 04/27/18[3]	5,800,000	5,819,210
2.274%, due 04/25/22[3]	2,000,000	2,012,466
2.882%, due 05/15/18[3]	300,000	303,483
4.400%, due 06/10/25	980,000	1,027,917
Discover Financial Services 4.100%, due 02/09/27	655,000	663,125
HSBC Finance Corp. 6.676%, due 01/15/21	1,400,000	1,588,084
JPMorgan Chase & Co. 2.250%, due 01/23/20	3,150,000	3,173,713
2.750%, due 06/23/20	1,400,000	1,427,251
3.540%, due 05/01/28[3]	770,000	776,802
4.250%, due 10/15/20	2,800,000	2,986,080
4.400%, due 07/22/20	600,000	639,960
Morgan Stanley 2.487%, due 01/20/22[3,8]	2,000,000	2,019,958
5.450%, due 07/15/19[3,9]	395,000	408,825
Morgan Stanley GMTN 2.450%, due 02/01/19	3,500,000	3,529,687
7.300%, due 05/13/19	2,570,000	2,805,728
The Nielsen Co. Luxembourg SARL 5.000%, due 02/01/25[7]	80,000	82,600
5.500%, due 10/01/21[7]	75,000	77,438
		32,297,660
Food processors/beverage/bottling—0.05%
Brazil Minas SPE via State of Minas Gerais 5.333%, due 02/15/28[6]	200,000	199,000
International Game Technology PLC 5.625%, due 02/15/20[7]	200,000	211,840
		410,840
Food products—0.37%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC 5.750%, due 03/15/25[7]	70,000	63,350
6.625%, due 06/15/24[7]	140,000	131,600
Aramark Services, Inc. 5.125%, due 01/15/24	220,000	233,660
Post Holdings, Inc. 5.500%, due 03/01/25[7]	90,000	94,950
5.750%, due 03/01/27[7]	25,000	26,500
6.000%, due 12/15/22[7]	70,000	74,025
Smithfield Foods, Inc. 2.700%, due 01/31/20[5,7]	2,400,000	2,414,611
		3,038,696

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Corporate notes—(continued)
Gaming—0.13%
AMC Entertainment Holdings, Inc. 5.750%, due 06/15/25	85,000	$87,045
5.875%, due 02/15/22	50,000	52,063
6.125%, due 05/15/27	15,000	15,430
Boyd Gaming Corp. 6.375%, due 04/01/26	135,000	147,150
6.875%, due 05/15/23	25,000	26,875
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 5.375%, due 06/01/24	90,000	94,500
5.375%, due 04/15/27[7]	30,000	31,650
Eldorado Resorts, Inc. 6.000%, due 04/01/25	95,000	101,650
GLP Capital LP/GLP Financing II, Inc. 5.375%, due 11/01/23	80,000	86,420
MGM Resorts International 6.625%, due 12/15/21	50,000	56,250
7.750%, due 03/15/22	20,000	23,498
Regal Entertainment Group 5.750%, due 03/15/22	165,000	171,996
Scientific Games International, Inc. 7.000%, due 01/01/22[7]	65,000	69,225
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[7]	55,000	57,887
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[7]	70,000	73,660
		1,095,299
Gas pipelines—0.14%
Kinder Morgan, Inc. 3.050%, due 12/01/19	500,000	509,131
5.550%, due 06/01/45	625,000	670,745
		1,179,876
Health care providers & services—0.11%
Abbott Laboratories 4.900%, due 11/30/46	470,000	519,495
Acadia Healthcare Co., Inc. 5.625%, due 02/15/23	85,000	88,719
Fresenius Medical Care US Finance II, Inc. 5.875%, due 01/31/22[7]	115,000	129,806
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[7]	30,000	33,075
Hologic, Inc. 5.250%, due 07/15/22[7]	70,000	73,937
LifePoint Health, Inc. 5.875%, due 12/01/23	35,000	37,188
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.500%, due 04/15/25[7]	40,000	37,000
		919,220
Health facilities—0.02%
DaVita, Inc. 5.000%, due 05/01/25	45,000	45,666
	Face amount[1]		Value
Corporate notes—(continued)
Health facilities—(concluded)
5.125%, due 07/15/24		40,000	$41,125
Universal Health Services, Inc. 4.750%, due 08/01/22[7]		40,000	41,100
5.000%, due 06/01/26[7]		15,000	15,600
			143,491
Hotels, restaurants & leisure—0.48%
Starbucks Corp. 2.700%, due 06/15/22		1,900,000	1,939,792
4.300%, due 06/15/45		1,900,000	2,066,457
			4,006,249
Insurance—0.19%
American International Group, Inc. 3.375%, due 08/15/20		1,500,000	1,553,196
IT consulting & services—0.14%
Hewlett Packard Enterprise Co. 2.450%, due 10/05/17		667,000	668,149
4.900%, due 10/15/25		480,000	508,247
			1,176,396
Lodging—0.03%
NCL Corp. Ltd. 4.625%, due 11/15/20[7]		255,000	261,694
Machinery—0.03%
CNH Industrial Capital LLC 4.375%, due 04/05/22		55,000	57,681
CNH Industrial NV 4.500%, due 08/15/23		45,000	47,700
Oshkosh Corp. 5.375%, due 03/01/22		15,000	15,563
5.375%, due 03/01/25		15,000	15,787
Sensata Technologies BV 4.875%, due 10/15/23[7]		70,000	72,450
Zebra Technologies Corp. 7.250%, due 10/15/22[2]		35,000	37,253
			246,434
Media—1.84%
Altice Luxembourg SA 7.250%, due 05/15/22[6]	EUR	1,700,000	2,137,595
7.750%, due 05/15/22[7]		160,000	170,000
CBS Radio, Inc. 7.250%, due 11/01/24[7,8]		1,500,000	1,580,625
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22		3,400,000	3,636,926
4.908%, due 07/23/25		920,000	988,863
5.375%, due 05/01/47[7]		690,000	716,252
6.484%, due 10/23/45		845,000	997,418
DISH DBS Corp. 5.875%, due 11/15/24		120,000	130,200
6.750%, due 06/01/21		85,000	93,819
Gray Television, Inc. 5.125%, due 10/15/24[7]		115,000	117,731

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
5.875%, due 07/15/26[7]	20,000	$20,700
Lamar Media Corp. 5.750%, due 02/01/26	45,000	48,881
Liberty Interactive LLC 8.500%, due 07/15/29	50,000	55,500
Match Group, Inc. 6.750%, due 12/15/22	40,000	41,600
MDC Partners, Inc. 6.500%, due 05/01/24[7]	90,000	90,450
Netflix, Inc. 4.375%, due 11/15/26[7]	25,000	25,313
5.500%, due 02/15/22	85,000	92,013
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[7]	135,000	139,219
Sinclair Television Group, Inc. 5.125%, due 02/15/27[7]	120,000	118,800
5.625%, due 08/01/24[7]	70,000	72,800
Sirius XM Radio, Inc. 5.000%, due 08/01/27[7]	80,000	81,710
5.375%, due 07/15/26[7]	100,000	104,805
Symantec Corp. 5.000%, due 04/15/25[7]	85,000	89,038
Time Warner Cable LLC 6.750%, due 07/01/18	1,700,000	1,774,562
Univision Communications, Inc. 5.125%, due 05/15/23[7]	280,000	285,600
Viacom, Inc. 4.375%, due 03/15/43	900,000	795,975
5.875%, due 02/28/57[3]	480,000	491,700
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[7]	125,000	132,500
6.000%, due 04/01/23	40,000	42,150
6.375%, due 05/15/25	15,000	16,256
Ziggo Secured Finance BV 5.500%, due 01/15/27[7]	180,000	186,300
		15,275,301
Media-cable—0.18%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	1,503,260
Medical providers—0.48%
HCA, Inc. 4.750%, due 05/01/23	55,000	57,887
5.000%, due 03/15/24	170,000	180,455
5.250%, due 06/15/26	85,000	91,986
5.875%, due 03/15/22	200,000	221,200
6.500%, due 02/15/20	2,914,000	3,183,545
7.500%, due 02/15/22	50,000	57,750
Tenet Healthcare Corp. 4.375%, due 10/01/21	30,000	30,525
4.625%, due 07/15/24[7]	72,000	71,640
4.750%, due 06/01/20	20,000	20,725
7.500%, due 01/01/22[7]	95,000	102,600
		4,018,313
	Face amount[1]	Value
Corporate notes—(continued)
Metals & mining—0.20%
Corp Nacional del Cobre de Chile 4.500%, due 09/16/25[6]	210,000	$224,283
FMG Resources August 2006 Pty Ltd. 4.750%, due 05/15/22[7]	20,000	20,550
5.125%, due 05/15/24[7]	20,000	20,800
9.750%, due 03/01/22[7]	55,000	62,491
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	60,000	58,200
3.875%, due 03/15/23	160,000	155,000
4.000%, due 11/14/21	85,000	84,894
5.400%, due 11/14/34	100,000	94,094
Glencore Funding LLC 4.000%, due 03/27/27[7]	605,000	608,588
Hudbay Minerals, Inc. 7.250%, due 01/15/23[7]	35,000	37,931
7.625%, due 01/15/25[7]	60,000	65,850
Novelis Corp. 5.875%, due 09/30/26[7]	55,000	57,887
Teck Resources Ltd. 4.750%, due 01/15/22	50,000	52,605
6.250%, due 07/15/41	75,000	81,469
		1,624,642
Oil & gas—0.87%
Apache Corp. 4.750%, due 04/15/43	340,000	346,320
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 10.000%, due 04/01/22[7]	65,000	66,625
Canadian Natural Resources Ltd. 2.950%, due 01/15/23	860,000	862,089
Concho Resources, Inc. 5.500%, due 04/01/23	85,000	87,762
Continental Resources, Inc. 3.800%, due 06/01/24	140,000	129,500
4.500%, due 04/15/23	45,000	43,875
4.900%, due 06/01/44	30,000	25,650
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.250%, due 04/01/23	90,000	91,687
Energy Transfer Equity LP 5.500%, due 06/01/27	25,000	26,250
5.875%, due 01/15/24	20,000	21,550
7.500%, due 10/15/20	155,000	175,150
Extraction Oil & Gas, Inc./Extraction Finance Corp. 7.875%, due 07/15/21[7]	50,000	52,188
Ferrellgas LP/Ferrellgas Finance Corp. 6.750%, due 06/15/23	75,000	70,688
Hess Corp. 4.300%, due 04/01/27	915,000	908,755
KazMunayGas National Co. JSC 5.750%, due 04/19/47[6]	200,000	192,407
Laredo Petroleum, Inc. 5.625%, due 01/15/22	70,000	70,788
6.250%, due 03/15/23	55,000	56,719

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Newfield Exploration Co. 5.375%, due 01/01/26	60,000	$62,550
5.625%, due 07/01/24	75,000	78,656
5.750%, due 01/30/22	40,000	42,250
Noble Energy, Inc. 5.250%, due 11/15/43	715,000	750,650
Oasis Petroleum, Inc. 6.875%, due 03/15/22	170,000	168,300
PDC Energy, Inc. 6.125%, due 09/15/24[7]	70,000	71,837
Petroleos Mexicanos 6.500%, due 03/13/27[7]	1,020,000	1,123,020
6.875%, due 08/04/26	253,000	287,130
Precision Drilling Corp. 5.250%, due 11/15/24	85,000	76,287
6.500%, due 12/15/21	25,000	24,563
6.625%, due 11/15/20	23,916	23,677
Range Resources Corp. 5.000%, due 08/15/22[7]	20,000	19,800
5.000%, due 03/15/23[7]	105,000	103,687
Sinopec Group Overseas Development 2014 Ltd. 4.375%, due 04/10/24[6]	200,000	213,500
SM Energy Co. 5.000%, due 01/15/24	205,000	190,650
6.125%, due 11/15/22	20,000	19,594
State Oil Co. of the Azerbaijan Republic MTN 4.750%, due 03/13/23[6]	200,000	197,200
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	160,000	157,600
5.125%, due 02/01/25[7]	85,000	87,550
5.375%, due 02/01/27[7]	70,000	72,625
Whiting Petroleum Corp. 5.750%, due 03/15/21	70,000	66,413
6.250%, due 04/01/23	90,000	84,600
WPX Energy, Inc. 5.250%, due 09/15/24	70,000	68,950
		7,219,092
Packaging & containers—0.07%
Ball Corp. 5.000%, due 03/15/22	95,000	102,234
BWAY Holding Co. 5.500%, due 04/15/24[7]	65,000	68,169
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 4.804%, due 07/15/21[3,7]	25,000	25,531
5.125%, due 07/15/23[7]	210,000	221,025
5.750%, due 10/15/20	70,000	71,488
Sealed Air Corp. 5.500%, due 09/15/25[7]	75,000	82,125
		570,572
Personal & household product—0.02%
Edgewell Personal Care Co. 4.700%, due 05/24/22	155,000	166,625
	Face amount[1]		Value
Corporate notes—(continued)
Pharmaceuticals—1.15%
AbbVie, Inc. 3.200%, due 05/14/26		3,500,000	$3,500,210
4.450%, due 05/14/46		430,000	448,661
Actavis Funding SCS 3.450%, due 03/15/22[8]		1,400,000	1,456,112
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 02/01/25[7]		200,000	168,528
Mylan NV 3.950%, due 06/15/26		600,000	613,536
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19		2,500,000	2,497,582
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[6]	EUR	500,000	487,519
5.875%, due 05/15/23[7]		60,000	51,600
6.500%, due 03/15/22[7]		75,000	79,125
6.750%, due 08/15/18[7,8]		291,000	291,364
			9,594,237
Pipelines—1.17%
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.375%, due 09/15/24		155,000	160,037
Cheniere Corpus Christi Holdings LLC 5.125%, due 06/30/27[7]		65,000	67,681
5.875%, due 03/31/25		120,000	130,050
DCP Midstream Operating LP 4.750%, due 09/30/21[7]		60,000	61,650
5.350%, due 03/15/20[7]		25,000	26,250
5.600%, due 04/01/44		35,000	33,250
5.850%, due 05/21/43[3,7]		30,000	27,900
6.450%, due 11/03/36[7]		40,000	42,800
6.750%, due 09/15/37[7]		55,000	59,400
8.125%, due 08/16/30		65,000	77,350
Energy Transfer LP 6.500%, due 02/01/42		1,000,000	1,125,494
MPLX LP 4.125%, due 03/01/27		350,000	356,821
NuStar Logistics LP 4.800%, due 09/01/20		25,000	26,000
Nustar Logistics LP 5.625%, due 04/28/27		35,000	37,100
ONEOK, Inc. 7.500%, due 09/01/23		50,000	60,540
Rockies Express Pipeline LLC 5.625%, due 04/15/20[7]		90,000	95,204
6.850%, due 07/15/18[7]		5,000	5,201
6.875%, due 04/15/40[7]		65,000	71,622
7.500%, due 07/15/38[7]		30,000	34,125
Sabine Pass Liquefaction LLC 5.750%, due 05/15/24		5,800,000	6,520,801
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 11/15/23		125,000	122,774
Southern Gas Corridor CJSC 6.875%, due 03/24/26[6]		200,000	219,700

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate notes—(continued)
Pipelines—(concluded)
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.750%, due 04/15/25		145,000	$146,813
The Williams Cos., Inc. 5.750%, due 06/24/44		115,000	119,600
The Williams Cos., Inc., Series A 7.500%, due 01/15/31		85,000	101,150
			9,729,313
Real estate—0.40%
EPR Properties 5.750%, due 08/15/22		525,000	584,848
Equinix, Inc. 5.875%, due 01/15/26		70,000	76,650
ESH Hospitality, Inc. 5.250%, due 05/01/25[7]		210,000	219,450
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, due 05/01/24		20,000	21,800
MPT Operating Partnership LP/ MPT Finance Corp. 5.250%, due 08/01/26		50,000	52,250
5.500%, due 05/01/24		90,000	94,725
6.375%, due 02/15/22		60,000	61,950
6.375%, due 03/01/24		85,000	92,650
Omega Healthcare Investors, Inc. 4.500%, due 01/15/25		345,000	352,775
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[7]		300,000	305,283
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[7]		90,000	90,900
Sabra Health Care LP/Sabra Capital Corp. 5.500%, due 02/01/21		100,000	103,825
Vesteda Finance BV MTN 2.500%, due 10/27/22[6]	EUR	1,000,000	1,279,807
			3,336,913
Rental auto/equipment—0.01%
United Rentals North America, Inc. 5.750%, due 11/15/24		55,000	58,437
Retail—0.05%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[7]		40,000	40,225
4.625%, due 01/15/22[7]		40,000	40,900
Dollar Tree, Inc. 5.750%, due 03/01/23		60,000	63,525
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 4.750%, due 06/01/27[7]		50,000	51,562
5.250%, due 06/01/26[7]		115,000	121,900
QVC, Inc. 5.450%, due 08/15/34		45,000	43,921
	Face amount[1]	Value
Corporate notes—(continued)
Retail—(concluded)
Rite Aid Corp. 6.125%, due 04/01/23[7]	30,000	$29,738
		391,771
Software—0.22%
Activision Blizzard, Inc. 4.500%, due 06/15/47	525,000	531,927
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[7]	40,000	41,650
Microsoft Corp. 4.500%, due 02/06/57	555,000	617,211
MSCI, Inc. 5.250%, due 11/15/24[7]	130,000	138,775
5.750%, due 08/15/25[7]	50,000	54,250
Nuance Communications, Inc. 5.375%, due 08/15/20[7]	43,000	43,645
5.625%, due 12/15/26[7]	10,000	10,650
6.000%, due 07/01/24	135,000	144,281
Open Text Corp. 5.875%, due 06/01/26[7]	95,000	102,838
Rackspace Hosting, Inc. 8.625%, due 11/15/24[7]	160,000	172,800
		1,858,027
Special purpose entity—1.48%
CVS Pass-Through Trust 4.704%, due 01/10/36[7]	3,237,404	3,417,727
Daimler Finance North America LLC 1.882%, due 08/03/17[3,7]	3,800,000	3,800,000
2.000%, due 08/03/18[7]	2,900,000	2,909,216
2.250%, due 09/03/19[7]	2,150,000	2,162,993
		12,289,936
Specialty retail—0.00%†
PetSmart, Inc. 5.875%, due 06/01/25[7]	30,000	28,819
Steel producers/products—0.13%
ArcelorMittal 7.500%, due 10/15/39	280,000	330,400
Vale Overseas Ltd. 6.250%, due 08/10/26	690,000	766,935
		1,097,335
Telecom-integrated/services—0.07%
Frontier Communications Corp. 7.625%, due 04/15/24	205,000	167,075
8.500%, due 04/15/20	45,000	45,787
9.000%, due 08/15/31	10,000	8,050
9.250%, due 07/01/21	65,000	61,750
11.000%, due 09/15/25	300,000	273,750
		556,412
Telecommunication services—0.04%
Altice US Finance I Corp. 5.500%, due 05/15/26[7]	175,000	185,500

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate notes—(continued)
Telecommunication services—(concluded)
CommScope Technologies LLC 6.000%, due 06/15/25[7]		135,000	$145,125
			330,625
Telecommunications—0.91%
Embarq Corp. 7.995%, due 06/01/36		245,000	248,981
Qwest Corp. 6.875%, due 09/15/33		125,000	123,814
SFR Group SA 6.000%, due 05/15/22[7]		340,000	355,718
7.375%, due 05/01/26[7]		800,000	866,000
Sprint Corp. 7.875%, due 09/15/23		225,000	255,375
Telecom Italia Capital SA 6.000%, due 09/30/34		110,000	121,660
Verizon Communications, Inc. 4.125%, due 08/15/46		405,000	358,655
4.600%, due 04/01/21		1,000,000	1,075,311
4.672%, due 03/15/55		675,000	623,140
Virgin Media Finance PLC 6.000%, due 10/15/24[7]		240,000	253,949
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[7]	GBP	2,200,000	3,027,078
Wind Acquisition Finance SA 4.750%, due 07/15/20[7]		215,000	217,419
			7,527,100
Telecommunications equipment—0.01%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/23		25,000	26,063
5.000%, due 09/01/25		25,000	26,109
			52,172
Telephone-integrated—0.06%
Level 3 Financing, Inc. 5.125%, due 05/01/23		210,000	218,400
5.375%, due 08/15/22		155,000	159,262
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC 6.000%, due 04/15/23[7]		150,000	154,500
			532,162
Tobacco—0.52%
Imperial Brands Finance PLC 3.500%, due 02/11/23[7]		3,755,000	3,868,330
Reynolds American, Inc. 4.450%, due 06/12/25		405,000	435,567
			4,303,897
Transportation services—0.23%
AP Moller - Maersk A/S 2.550%, due 09/22/19[7]		1,700,000	1,710,543
Transnet SOC Ltd. 4.000%, due 07/26/22[6]		200,000	195,250
			1,905,793
	Face amount[1]	Value
Corporate notes—(continued)
Utilities—0.36%
HD Supply, Inc. 5.250%, due 12/15/21[7]	85,000	$89,197
5.750%, due 04/15/24[7]	40,000	42,850
IPALCO Enterprises, Inc. 3.450%, due 07/15/20	2,800,000	2,842,000
		2,974,047
Wireless telecommunication services—0.23%
CenturyLink, Inc. 5.625%, due 04/01/20	70,000	73,675
5.800%, due 03/15/22	25,000	25,969
6.750%, due 12/01/23	30,000	31,837
Sprint Capital Corp. 6.900%, due 05/01/19	1,700,000	1,808,375
		1,939,856
Wireless telecommunications—0.53%
AT&T, Inc. 3.800%, due 03/15/22	975,000	1,020,236
3.900%, due 08/14/27[11]	545,000	544,587
4.750%, due 05/15/46	860,000	827,043
5.450%, due 03/01/47	905,000	957,810
Sprint Corp. 7.125%, due 06/15/24	240,000	263,100
T-Mobile USA, Inc. 6.000%, due 03/01/23	170,000	179,933
Telefonica Emisiones SAU 4.103%, due 03/08/27	570,000	595,509
		4,388,218
Total corporate notes (cost—$311,674,113)		318,474,582
Loan assignments[3]—2.70%
Airlines—0.08%
American Airlines, Inc. 2016 Term Loan B 3.726%, due 12/14/23	340,000	341,615
United Airlines, Inc. 2017 Term Loan B 3.561%, due 04/01/24	329,175	331,068
		672,683
Broadcast—0.32%
AlixPartners LLP 2017 Term Loan B 4.296%, due 04/04/24	329,175	331,591
Capital Automotive LP 2017 1st Lien Term Loan 4.240%, due 03/24/24	330,000	333,053
Clark Equipment Company 2017 Term Loan B 3.929%, due 05/18/24	324,188	326,214
Emerald Expositions Holding, Inc. 2017 Term Loan B 4.296%, due 05/22/24	330,000	333,920
Gates Global LLC 2017 USD Term Loan B 4.546%, due 04/01/24	329,175	331,489
Infor (US), Inc. Term Loan B6 4.046%, due 02/01/22	329,175	329,234
Numericable Group SA USD Term Loan B11 4.061%, due 07/31/25	329,175	328,352

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Loan assignments[3]—(continued)
Broadcast—(concluded)
UPC Financing Partnership USD Term Loan AP 3.976%, due 04/15/25	330,000	$331,650
		2,645,503
Chemicals—0.07%
Axalta Coating Systems US Holdings, Inc. Term Loan B1 3.296%, due 06/01/24	330,000	331,270
Huntsman International LLC Term Loan B2 4.234%, due 04/01/23	272,938	274,218
		605,488
Commercial services & supplies—0.08%
Bright Horizons Family Solutions, Inc. 2016 Term Loan B 3.484%, due 11/07/23	330,372	332,354
TransUnion LLC Term Loan B2 3.734%, due 04/09/23	328,306	328,792
		661,146
Computer software & services—0.08%
BMC Software Finance, Inc. 2017 Term Loan 5.234%, due 09/10/22	327,768	329,790
Change Healthcare Holdings, Inc. 2017 Term Loan B 3.984%, due 03/01/24	329,175	330,985
		660,775
Computers & peripherals—0.04%
Dell, Inc. 2017 Term Loan B 3.740%, due 09/07/23	328,350	330,208
Electric utilities—0.04%
Talen Energy Supply LLC 2017 Term Loan B2 5.234%, due 04/15/24	329,010	317,906
Electric-generation—0.04%
Vistra Operations Co. LLC 2016 Term Loan B2 4.476%, due 12/14/23	343,275	345,771
Finance-other—0.02%
Flying Fortress, Inc. New Term Loan 3.546%, due 04/30/20	150,000	150,469
Food products—0.02%
Albertsons LLC 2016 Term Loan B4 3.984%, due 08/25/21	161,191	160,688
Food-wholesale—0.04%
Pinnacle Foods Finance LLC 2017 Term Loan B 3.227%, due 02/02/24	328,350	329,690
Gaming—0.08%
Caesars Entertainment Operating Co. Exit Term Loan 0.000%, due 03/31/24[12]	330,000	331,445
	Face amount[1]	Value
Loan assignments[3]—(continued)
Gaming—(concluded)
CityCenter Holdings LLC 2017 Term Loan B 3.732%, due 04/18/24	330,000	$331,238
		662,683
Health care providers & services—0.04%
Envision Healthcare Corp. 2016 Term Loan B 4.300%, due 12/01/23	333,531	335,409
Hotels, restaurants & leisure—0.12%
Eldorado Resorts LLC 2017 Term Loan B 3.563%, due 04/17/24	329,175	328,352
Four Seasons Holdings, Inc. New 1st Lien Term Loan 3.734%, due 11/30/23	343,275	345,956
Pizza Hut Holdings LLC, 1st Lien Term Loan B 3.226%, due 06/16/23	329,175	330,762
		1,005,070
Industrial-other—0.04%
Rexnord LLC 2016 Term Loan B 3.979%, due 08/21/23	343,275	344,837
IT consulting & services—0.04%
Gartner, Inc. 2016 Term Loan A 3.234%, due 03/20/22	325,875	327,097
Lodging—0.54%
Hilton Worldwide Finance LLC Term Loan B2 3.232%, due 10/25/23	4,461,358	4,481,077
Media—0.16%
CSC Holdings LLC 2017 1st Lien Term Loan 3.476%, due 07/17/25	329,175	328,435
Gray Television, Inc. 2017 Term Loan B 3.724%, due 02/07/24	328,350	329,719
Nielsen Finance LLC Term Loan B4 3.224%, due 10/04/23	329,175	329,550
Sinclair Television Group, Inc. Term Loan B2 3.490%, due 01/03/24	338,300	338,892
		1,326,596
Oil & gas—0.08%
Energy Transfer Equity LP 2017 Term Loan B 3.974%, due 02/02/24	330,000	331,155
TPF II Power LLC Term Loan B 5.234%, due 10/02/23	327,957	329,698
		660,853
Oil, gas & consumable fuel—0.04%
Kenan Advantage Group, Inc. 2015 Term Loan 4.234%, due 07/31/22	328,331	328,413
Packaging & containers—0.06%
BWAY Holding Co. 2017 Term Loan B 4.474%, due 04/03/24	330,000	331,650
Signode Industrial Group US, Inc. Term Loan B 3.984%, due 05/04/21	189,625	190,219
		521,869

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Loan assignments[3]—(continued)
Pharmaceuticals—0.07%
RPI Finance Trust Term Loan B6 3.296%, due 03/27/23	330,000	$331,465
Valeant Pharmaceuticals International, Inc. Term Loan B F1 5.980%, due 04/01/22	276,722	281,847
		613,312
Real estate—0.04%
ESH Hospitality, Inc. 2017 Term Loan B 3.734%, due 08/30/23	328,350	329,939
Retail-specialty—0.04%
Bass Pro Group LLC Term Loan B 6.296%, due 12/16/23	345,000	336,016
Semiconductor equipment & products—0.03%
ON Semiconductor Corp. 2017 Term Loan B 3.484%, due 03/31/23	250,258	251,134
Software—0.04%
Avast Software BV 2017 Term Loan B 4.546%, due 09/29/23	325,875	328,668
Support-services—0.08%
ServiceMaster Co. 2016 Term Loan B 3.734%, due 11/08/23	343,275	344,820
TMS International Corp. New Term Loan B 4.672%, due 10/16/20	317,410	317,410
		662,230
Telecom-integrated/services—0.04%
Frontier Communications Corp. 2017 Term Loan B1 4.980%, due 06/15/24	330,000	316,661
Telecommunication services—0.18%
Altice US Finance I Corp. 2017 Incremental Term Loan 3.483%, due 07/28/25	330,000	329,010
Consolidated Communications, Inc. Delayed Draw Term Loan B2 4.240%, due 10/04/23	345,000	344,903
Telenet International Finance Sarl Term Loan AI 3.976%, due 06/30/25	330,000	331,650
Telesat Canada 2017 Term Loan B 4.300%, due 11/17/23	467,650	472,130
		1,477,693
Telecommunications—0.03%
Greeneden US Holdings II LLC 2017 Term Loan B 5.007%, due 12/01/23	273,625	275,508
Wireless telecommunication services—0.12%
CenturyLink, Inc. 2017 Term Loan B 2.750%, due 01/31/25	330,000	325,360
	Face amount[1]		Value
Loan assignments[3]—(concluded)
Wireless telecommunication services—(concluded)
Sprint Communications, Inc. 1st Lien Term Loan B 3.750%, due 02/02/24		329,175	$330,245
Virgin Media Bristol LLC USD Term Loan I 3.976%, due 01/31/25		345,000	346,684
			1,002,289
Total loan assignments (cost—$22,326,111)			22,467,681
Non-US government obligations—2.80%
Argentine Republic Government International Bond 2.500%, due 12/31/38[13]		725,000	469,437
Bermuda Government International Bond 4.854%, due 02/06/24[6]		200,000	217,055
Brazilian Government International Bond 4.875%, due 01/22/21		220,000	233,090
7.125%, due 01/20/37		110,000	127,875
8.250%, due 01/20/34		100,000	127,500
Bundesrepublik Deutschland 2.500%, due 07/04/44[6]	EUR	600,000	908,358
3.250%, due 07/04/42[6]	EUR	900,000	1,530,798
Colombia Government International Bond 6.125%, due 01/18/41		120,000	139,320
8.125%, due 05/21/24		100,000	127,375
Croatia Government International Bond 5.500%, due 04/04/23[6]		400,000	444,000
6.625%, due 07/14/20[6]		120,000	132,660
Dominican Republic International Bond 5.875%, due 04/18/24[6]		150,000	161,250
6.850%, due 01/27/45[6]		100,000	109,500
Egypt Government International Bond 5.750%, due 04/29/20[6]		100,000	103,665
6.875%, due 04/30/40[6]		100,000	95,750
7.500%, due 01/31/27[6]		200,000	214,936
Ghana Government International Bond 10.750%, due 10/14/30[6]		200,000	249,282
Hungary Government International Bond 7.625%, due 03/29/41		150,000	227,437
Indonesia Government International Bond 4.125%, due 01/15/25[6]		200,000	207,750
6.625%, due 02/17/37[6]		140,000	176,745
7.750%, due 01/17/38[6]		100,000	141,125
Iraq International Bond 5.800%, due 01/15/28[6]		250,000	229,004
Ivory Coast Government International Bond 5.750%, due 12/31/32[6,13]		357,050	349,909
Japan Bank for International Cooperation/Japan 2.875%, due 07/21/27		2,200,000	2,201,228
Japan Finance Organization for Municipalities 2.125%, due 04/13/21[7]		2,000,000	1,975,602
2.625%, due 04/20/22[7]		2,500,000	2,513,680
Japan International Cooperation Agency 2.750%, due 04/27/27		1,300,000	1,294,588
Kuwait International Government Bond 2.750%, due 03/20/22[7]		1,700,000	1,712,410

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Non-US government obligations—(concluded)
Mexico Government International Bond 5.550%, due 01/21/45		260,000	$294,580
5.750%, due 10/12/10		126,000	132,867
Morocco Government International Bond 4.250%, due 12/11/22[6]		200,000	211,250
Nigeria Government International Bond 6.750%, due 01/28/21[6]		400,000	427,000
Panama Government International Bond 6.700%, due 01/26/36		50,000	65,375
8.875%, due 09/30/27		80,000	114,600
Poland Government International Bond 3.250%, due 04/06/26		200,000	203,632
Republic of South Africa Government International Bond 5.500%, due 03/09/20		100,000	106,623
5.875%, due 05/30/22		100,000	109,740
Romanian Government International Bond 4.875%, due 01/22/24[6]		50,000	55,000
6.750%, due 02/07/22[6]		160,000	185,600
Russian Foreign Bond 5.000%, due 04/29/20[6]		200,000	211,750
Russian Foreign Bond - Eurobond 4.875%, due 09/16/23[6]		200,000	216,016
Serbia International Bond 4.875%, due 02/25/20[6]		400,000	419,543
Slovenia Government International Bond 5.250%, due 02/18/24[6]		200,000	229,561
South Africa Government Bond 6.500%, due 02/28/41	ZAR	44,650,000	2,368,181
South Africa Government International Bond 6.875%, due 05/27/19		100,000	107,756
Sri Lanka Government International Bond 6.200%, due 05/11/27[6]		200,000	206,001
6.250%, due 07/27/21[6]		200,000	213,250
Turkey Government International Bond 5.125%, due 03/25/22		450,000	471,937
5.625%, due 03/30/21		110,000	117,225
7.375%, due 02/05/25		180,000	210,600
Uruguay Government International Bond 5.100%, due 06/18/50		197,500	204,610
Total non-US government obligations (cost—$23,722,256)			23,304,026
Municipal bonds and notes—1.51%
Education—0.10%
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	101,904
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.000%, due 01/01/21[14]		780,000	744,198
			846,102
	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Media & Photography—0.77%
Alabama Economic Settlement Authority, Series B 3.163%, due 09/15/25	2,000,000	$2,038,000
City of Chicago, Series B 7.375%, due 01/01/33	2,200,000	2,413,730
Illinois Taxable Pension 5.100%, due 06/01/33	505,000	505,419
State of Illinois 5.877%, due 03/01/19	1,335,000	1,390,122
		6,347,271
Transportation—0.41%
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,433,343
Utilities—0.23%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	109,990
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,812,608
		1,922,598
Total municipal bonds and notes (cost—$11,723,434)		12,549,314
Time deposit—0.42%
Sumitomo Mitsui Banking Corp. 1.945%, due 09/15/17 (cost—$3,500,000)	3,500,000	3,500,000
Short-term US government obligation[15]—0.16%
US Treasury Bill 1.157%, due 05/24/18 (cost—$1,287,576)	1,300,000	1,287,601
Repurchase agreement—0.69%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $5,622,723 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$5,855,821); proceeds: $5,741,008 (cost—$5,741,000)	5,741,000	5,741,000
	Number of Contracts
Options purchased—0.00%†
Put options—0.00%†
90-Day Eurodollar Futures, strike @ $98.25, expires 03/19/18	320	18,000
US Treasury Note 10 Year Futures, strike @ $109.5, expires 08/25/2017	533	533
US Treasury Note 10 Year Futures, strike @ $110, expires 11/24/2017	12	12

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

	Number of contracts		Value
Options purchased—(concluded)
Put options—(concluded)
US Treasury Note 10 Year Futures, strike @ $111, expires 08/25/2017		400	$400
US Treasury Note 10 Year Futures, strike @ $114, expires 08/25/2017		23	23
US Treasury Note 10 Year Futures, strike @ $115, expires 08/25/2017		83	83
US Treasury Note 10 Year Futures, strike @ $116.5, expires 08/25/2017		79	79
US Treasury Note 5 Year Futures, strike @ $109.25, expires 08/25/2017		986	986
Total options purchased (cost—$46,105)			20,116
	Notional amount
Swaptions purchased[5]—0.02%
Put swaptions—0.02%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.905%, expires 08/20/18 (Counterparty: MSCI; pay floating rate); underlying swap terminates 08/22/48	USD	3,600,000	110,428
	Notional amount		Value
Swaptions purchased[5]—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.940%, expires 08/20/18 (Counterparty: GSB; pay floating rate); underlying swap terminates 08/22/48	USD	1,200,000	$34,153
Total swaptions purchased (cost—$472,360)			144,581
	Number of shares
Investment of cash collateral from securities loaned—0.41%
Money market fund—0.41%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$3,370,668)		3,370,668	3,370,668
Total investments before investments sold short (cost—$958,748,499)—116.70%			970,231,567
	Face amount[1]
Investment sold short—(0.18)%
FNMA TBA 4.000% (proceeds—$1,543,730)		(1,470,000)	(1,547,807)
Liabilities in excess of other assets—(16.52)%			(137,293,686)
Net assets—100.00%			$831,390,074

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviation that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes before investments sold short was $966,560,351; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,909,296
Gross unrealized depreciation	(13,238,080)
Net unrealized appreciation	$3,671,216

Foreign exchange options written

Notional amount (000)		Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	6,200	USD Call/BRL Put, strike @ BRL 3.30	CSI	09/21/17	$47,430	$(39,066)	$8,364
USD	4,100	USD Call/BRL Put, strike @ BRL 3.51	JPMCB	09/27/17	63,550	(7,438)	56,112
USD	5,100	USD Call/BRL Put, strike @ BRL 3.55	CSI	10/02/17	76,500	(8,486)	68,014
USD	1,300	USD Call/BRL Put, strike @ BRL 4.25	DB	11/17/17	37,960	(386)	37,574
USD	2,000	USD Call/BRL Put, strike @ BRL 6.30	CSI	01/11/18	106,500	(4)	106,496
					$331,940	$(55,380)	$276,560

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

Foreign exchange options written—(concluded)

Notional amount (000)		Put options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
AUD	2,500	AUD Put/USD Call, strike @ USD 0.79	GSI	08/18/17	$8,037	$(7,076)	$961
AUD	3,100	AUD Put/USD Call, strike @ USD 0.79	BOA	08/30/17	9,484	(10,007)	(523)
					$17,521	$(17,083)	$438
					$349,461	$(72,463)	$276,998

Foreign exchange options written activity for the year ended July 31, 2017 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2016	$530,831
Foreign exchange options written	1,265,639
Foreign exchange options exercised	(295,235)
Foreign exchange options terminated in closing purchase transactions	(89,267)
Foreign exchange options expired prior to exercise	(1,062,507)
Foreign exchange options outstanding at July 31, 2017	$349,461

Options written

Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
320	Eurodollar Futures, strike @ 98.25	GSI	03/19/18	$33,900	$(10,000)	$23,900

Options written activity for the year ended July 31, 2017 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2016	290	$100,791
Options written	1,384	304,212
Options exercised	(388)	(107,850)
Options expired prior to exercise	(966)	(263,253)
Options outstanding at July 31, 2017	320	$33,900

Swaptions written5

Notional amount (000)		Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	15,800	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	MSCI	Pay	08/20/18	$352,560	$(50,140)	$302,420
USD	5,100	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	GSB	Pay	08/20/18	113,591	(16,184)	97,407
						$466,151	$(66,324)	$399,827

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

Swaptions written5—(concluded)

Swaptions written activity for the year ended July 31, 2017 was as follows:

Premiums received
Swaptions outstanding at July 31, 2016	$804,611
Swaption written	273,360
Swaptions exercised	—
Swaption terminated in closing purchase transactions	(239,055)
Swaption expired prior to exercise	(372,765)
Swaption outstanding at July 31, 2017	$466,151

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
19	CAD	Canada Government Bond 10 Year Futures	September 2017	$2,217,939	$2,092,248	$(125,691)
50	EUR	Euro Bund Futures	August 2017	642	592	(50)
214	EUR	German Euro Bund Futures	September 2017	41,341,662	41,027,325	(314,337)
35	EUR	Italian Government Bond Futures	September 2017	5,591,698	5,644,834	53,136
2	USD	Australian Dollar Futures	September 2017	150,598	159,880	9,282
27	USD	Brazilian Real Futures	September 2017	849,804	860,760	10,956
4	USD	British Pound Futures	September 2017	324,969	330,425	5,456
61	USD	Mexican Peso Futures	September 2017	1,662,651	1,699,155	36,504
US Treasury futures buy contracts:
41	USD	US Long Bond Futures	September 2017	6,264,112	6,271,719	7,607
2,028	USD	US Treasury Note 10 Year Futures	September 2017	255,192,955	255,306,187	113,232
449	USD	US Treasury Note 5 Year Futures	September 2017	53,031,667	53,048,649	16,982
18	USD	US Ultra Long Bond Futures	September 2017	2,941,661	2,961,000	19,339
7	USD	US Ultra Treasury Note 10 Year Futures	September 2017	941,088	945,328	4,240
				$370,511,446	$370,348,102	$(163,344)
				Proceeds
Interest rate futures sell contracts:
60	CAD	Canada Government Bond 10 Year Futures	September 2017	$6,946,856	$6,607,098	$339,758
34	EUR	Euro Bund Futures	August 2017	14,585	3,622	10,963
60	EUR	Euro Bund Futures	August 2017	30,245	4,262	25,983
90	EUR	Euro Bund Futures	August 2017	37,945	14,916	23,029
47	EUR	Euro Bund Futures	August 2017	17,757	12,241	5,516
49	EUR	Euro Bund Futures	September 2017	26,444	22,042	4,402
12	EUR	German Euro BOBL Futures	September 2017	1,883,341	1,875,992	7,349
72	EUR	German Euro Bund Futures	September 2017	13,886,165	13,803,586	82,579
21	EUR	German Euro Buxl 30 Year Futures	September 2017	4,101,803	4,030,272	71,531
109	EUR	German Euro Schatz Futures	September 2017	14,457,509	14,460,868	(3,359)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts—(concluded)
8	EUR	Italian Government Bond Futures	September 2017	$1,270,351	$1,290,248	$(19,897)
401	EUR	Mid-Term Euro-OAT Futures	September 2017	70,972,731	70,626,455	346,276
135	GBP	United Kingdom Long Gilt Bond Futures	September 2017	22,706,455	22,446,564	259,891
18	USD	30-Year Interest Rate Swap Futures	September 2017	1,838,289	1,834,875	3,414
123	USD	90-Day Eurodollar Futures	September 2017	30,322,593	30,341,025	(18,432)
490	USD	90-Day Eurodollar Futures	December 2017	120,809,314	120,723,750	85,564
157	USD	90-Day Eurodollar Futures	March 2018	38,666,357	38,649,475	16,882
173	USD	90-Day Eurodollar Futures	June 2018	42,566,403	42,562,325	4,078
106	USD	90-Day Eurodollar Futures	December 2018	26,004,690	26,040,225	(35,535)
74	USD	90-Day Eurodollar Futures	March 2019	18,143,168	18,169,775	(26,607)
13	USD	Euro Fx Futures with American Style Options	September 2017	1,845,365	1,927,331	(81,966)
15	USD	Japanese Yen Futures	September 2017	1,684,982	1,704,563	(19,581)
2	USD	New Zealand Dollar Futures	September 2017	145,807	150,060	(4,253)
21	USD	South African Rand Futures	September 2017	807,565	790,125	17,440
US Treasury futures sell contracts:
121	USD	US Long Bond Futures	September 2017	$18,543,344	$18,509,219	$34,125
				$437,730,064	$436,600,914	$1,129,150
						$965,806

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	BRL	1,473,704	USD	470,727	08/02/17	$(1,864)
BB	BRL	1,473,704	USD	459,355	09/05/17	(10,171)
BB	USD	462,339	BRL	1,473,704	08/02/17	10,253
BNP	BRL	3,008,103	USD	960,840	08/02/17	(3,805)
BNP	EUR	5,929,000	USD	6,754,139	08/02/17	(264,614)
BNP	USD	961,000	BRL	3,008,103	08/02/17	3,646
BNP	USD	14,298,171	JPY	1,598,800,000	08/02/17	204,074
BOA	USD	420,770	EUR	369,000	08/02/17	16,053
CITI	EUR	1,852,000	USD	2,158,967	08/02/17	(33,432)
CITI	USD	1,542,101	JPY	174,100,000	08/02/17	37,109
CITI	USD	1,433,753	SGD	1,949,000	09/18/17	5,398
CSI	BRL	3,007,930	USD	961,000	08/02/17	(3,590)
CSI	KRW	17,937,572,420	USD	15,954,436	09/18/17	(81,192)
CSI	USD	960,785	BRL	3,007,930	08/02/17	3,805
CSI	USD	311,819	INR	20,439,741	12/04/17	1,862
CSI	USD	5,339,000	TWD	161,637,190	09/18/17	24,872
DB	BRL	1,473,704	USD	441,374	08/02/17	(31,217)
DB	USD	470,727	BRL	1,473,704	08/02/17	1,864
DB	USD	2,062,419	CHF	1,970,000	08/15/17	(23,563)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
GSI	GBP	1,722,000	USD	2,244,325	08/02/17	$(27,683)
GSI	NZD	227,000	USD	165,461	08/02/17	(5,016)
GSI	USD	1,320,437	CHF	1,323,000	08/15/17	48,805
GSI	USD	1,549,000	TWD	46,748,820	09/18/17	2,343
HSBC	SGD	15,256,408	USD	11,054,567	09/18/17	(210,841)
HSBC	USD	3,719,355	SGD	5,052,000	09/18/17	11,068
HSBC	USD	110,406	ZAR	1,514,000	08/04/17	4,438
JPMCB	GBP	2,940,000	USD	3,830,455	08/02/17	(48,583)
JPMCB	JPY	381,500,000	USD	3,425,935	08/02/17	(34,539)
JPMCB	MYR	2,596,159	USD	609,713	09/18/17	4,510
JPMCB	TWD	738,411,616	USD	24,329,872	09/18/17	(174,050)
JPMCB	USD	588,031	CHF	555,000	08/15/17	(13,632)
JPMCB	USD	4,868,709	EUR	4,270,000	08/02/17	186,118
JPMCB	USD	782,173	IDR	10,614,870,000	10/13/17	8,285
JPMCB	USD	1,767,581	JPY	195,600,000	08/02/17	6,649
JPMCB	USD	1,700,466	JPY	189,000,000	08/15/17	14,833
						$(371,807)

Centrally cleared credit default swap agreements on credit indices—buy protection17

Referenced obligations	Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized depreciation
CMBX.NA.AAA.8 Index	USD	4,272	06/20/21	1.000%	$132,686	$(420,828)	$(288,142)

Centrally cleared credit default swap agreements on corporate issues—sell protection19

Referenced obligations	Notional amount (000)		Termination date	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[18]
Airbus Group Finance BV, bond, 5.500%, due 09/25/18	EUR	1,700	12/20/17	1.000%	$(3,206)	$9,637	$6,431	0.07%
Anheuser-Busch InBev Finance, Inc. bond, 2.25%, due 09/24/20	EUR	1,600	12/20/17	1.000	(5,737)	8,802	3,065	0.11
Berkshire Hathaway, Inc. bond, 1.550%, due 02/09/18	USD	2,200	12/20/21	1.000	(16,000)	55,776	39,776	0.43
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	1.000	78,687	(16,853)	61,834	1.23
MetLife, Inc. bond, 4.75%, due 02/08/21	USD	1,900	12/20/21	1.000	19,975	43,295	63,270	0.49
Sprint Communications, Inc. bond, 7.000%, due 08/15/20	USD	2,800	12/20/19	5.000	(115,386)	276,619	161,233	1.00
Tesco PLC, bond, 6.000%, due 12/14/29	EUR	3,000	06/20/22	1.000	141,436	(49,304)	92,132	1.32

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

Centrally cleared credit default swap agreements on corporate issues—sell protection19—(concluded)

Referenced obligations	Notional amount (000)		Termination date	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[18]
Volkswagen International Finance N.V. bond, 5.375%, due 05/22/18	EUR	2,000	12/20/17	1.000%	$(5,248)	$10,792	$5,544	0.13%
					$94,521	$338,764	$433,285

Centrally cleared credit default swap agreements on credit indices—sell protection19

Referenced obligations	Notional amount (000)		Termination date	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[18]
5Y Markit CDX North American Investment Grade 27 Index	USD	2,100	12/20/21	1.000%	$(34,273)	$47,711	$13,438	0.49%
5Y Markit CDX North American Investment Grade 28 Index	USD	54,000	06/20/22	1.000	(982,635)	1,134,986	152,351	0.57
					$(1,016,908)	$1,182,697	$165,789

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[16]	Payments received by the Portfolio[16]	Value	Unrealized appreciation (depreciation)
CAD	500	12/16/46	1.750%	3 Month Canadian Dollar	$78,765	$85,237
EUR	1,600	03/23/48	6 Month EURIBOR	1.500%	(75,365)	(19,270)
GBP	10,500	09/20/22	1.000	6 Month EURIBOR	(48,795)	14,679
GBP	15,800	09/20/27	1.500	6 Month EURIBOR	(370,717)	12,894
JPY	3,620,000	03/18/26	0.300	6 Month EURIBOR	(226,395)	(33,087)
JPY	580,000	09/20/27	0.300	6 Month EURIBOR	(7,690)	21,718
USD	25,000	12/16/19	2.000	3 Month USD LIBOR	(232,041)	89,679
USD	4,400	12/16/20	2.000	3 Month USD LIBOR	(39,514)	13,227
USD	23,100	06/28/21	1.450	3 Month USD LIBOR	255,417	255,417
					$(666,335)	$440,494

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

Credit default swap agreements on corporate issues—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Termination dates	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[18]
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	1.000%	$101,138	$(18,432)	$82,706	1.60%
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	1.000	121,349	(21,268)	100,081	1.60
						$222,487	$(39,700)	$182,787

Credit default swap agreement on credit indices—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Termination date	Payments received by the Portfolio[16]	Upfront payments received (made)	Value	Unrealized appreciation
BOA	CMBX.NA.AAA.9 Index	USD	3,200	09/17/58	0.500%	$241,422	$(27,494)	$213,928

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$236,975,628	$—	$236,975,628
Government national mortgage association certificates	—	23,338	—	23,338
Federal home loan mortgage corporation certificates	—	3,009,482	—	3,009,482
Federal housing administration certificates	—	—	7,700	7,700
Federal national mortgage association certificates	—	105,545,637	14,454	105,560,091
Collateralized mortgage obligations	—	114,879,960	—	114,879,960
Asset-backed securities	—	118,915,799	—	118,915,799
Corporate notes	—	318,474,582	—	318,474,582
Loan assignments	—	22,467,681	—	22,467,681
Non-US government obligations	—	23,304,026	—	23,304,026
Municipal bonds and notes	—	12,549,314	—	12,549,314
Time deposit	—	3,500,000	—	3,500,000
Short-term US government obligation	—	1,287,601	—	1,287,601
Repurchase agreement	—	5,741,000	—	5,741,000
Options purchased	20,116	—	—	20,116
Swaptions purchased	—	144,581	—	144,581
Investment of cash collateral from securities loaned	—	3,370,668	—	3,370,668

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Futures contracts	$1,615,514	$—	$—	$1,615,514
Forward foreign currency contracts	—	595,985	—	595,985
Swap agreements	—	1,921,800	—	1,921,800
Total	$1,635,630	$972,707,082	$22,154	$974,364,866
Liabilities
Investment sold short	$—	$(1,547,807)	$—	$(1,547,807)
Foreign exchange options written		(72,463)		(72,463)
Options written	(10,000)	—	—	(10,000)
Swaptions written	—	(66,324)	—	(66,324)
Futures contracts	(649,708)	—	—	(649,708)
Forward foreign currency contracts	—	(967,792)	—	(967,792)
Swap agreements	—	(1,554,696)	—	(1,554,696)
Total	$(659,708)	$(4,209,082)	$—	$(4,868,790)

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended July 31, 2017:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Asset-backed securities	Total
Beginning balance	$1,060,265	$9,717	$18,660	$1,599,938	$2,688,580
Purchases	—	—	—	—	—
Sales	(80,783)	(2,216)	(4,405)	(1,600,000)	(1,687,404)
Accrued discounts/(premiums)	—	(57)	—	—	(57)
Total realized gain/(loss)	(50)	(73)	—	—	(123)
Net change in unrealized appreciation/depreciation	96,242	329	199	62	96,832
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(1,075,674)	—	—	—	(1,075,674)
Ending balance	$—	$7,700	$14,454	$—	$22,154

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2017, was $(6,062). Transfers out of Level 3 represent the value at the end of the period. At July 31, 2017, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  In US dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Illiquid investment at the period end.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2017

Portfolio footnotes—(concluded)

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Security, or portion thereof, was on loan at the period end.

9  Perpetual investment. Date shown reflects the next call date.

10  Bond interest in default.

11  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

12  Position is unsettled. Contract rate was not determined at July 31, 2017 and does not take effect until settlement.

13  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

14  Rate shown reflects annualized yield at the period end on zero coupon bond.

15  Rate shown is the discount rate at the date of purchase unless otherwise noted.

16  Payments made or received are based on the notional amount.

17  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

18  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

19  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares returned -0.13% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 0.43%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of -0.17%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 91. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (Unaudited)2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed the benchmark during the reporting period. The primary drivers of relative performance were positive contributions from both sector allocation and security selection, while interest rate positioning was mixed but positive overall.

From a sector standpoint, revenue bonds outperformed both general obligation and pre-refunded securities during the period, as investors sought income-oriented securities with attractive yield profiles. The Portfolio benefited from being overweight to the revenue bond sector, with the strongest performance generated by hospital, airport, broker-dealer pre-paid gas and tobacco-securitization bonds. The Portfolio's bias toward some of the more liquid and higher quality essential service revenue sectors, such as water/sewer and utility, was a detractor from results, as these bonds were generally laggards throughout the reporting period.

Within the credit quality spectrum, investment grade A-rated and BBB-rated bonds outperformed their higher-grade, lower yielding AA-rated and AAA-rated counterparts. The Portfolio benefited from being overweight A-rated revenue bonds. However, a modest underweight to BBB-rated bonds, which also performed well, was a mitigating factor. Our security selection strategy was a positive contributor overall as lagging performance from the special tax sector was more than offset by favorable results among airport and tobacco-securitization bonds.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

Standish: Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy, the Portfolio seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, the Portfolio uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. The Portfolio may also make modest duration adjustments based on economic analyses and interest rate forecasts. The Portfolio generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. The Portfolio also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

PACE Municipal Fixed Income Investments

Advisor's comments (Unaudited) – concluded

Overall, credit fundamentals were relatively stable during the reporting period and were highlighted by increases in state tax revenues, though the rate of their growth has slowed. Local property tax collections exceeded the high levels reached before the financial crisis 10 years ago and reflected a robust housing market. Municipal credits facing onerous budget and pension challenges included Connecticut, Illinois and New Jersey, while Puerto Rico continues to face a severe fiscal crisis. The Portfolio benefited from having no exposure to state-backed Illinois general obligation bonds. They came under pressure from rating agencies and investors largely due to budget delays and pension funding challenges. Our overweight to Texas Permanent School Fund bonds detracted from results as this high-grade issuer generally lagged the broader national market.

Municipal yields rose sharply during the first half of the reporting period as the US election results fueled heightened uncertainty regarding future impacts on infrastructure spending, tax reform and economic growth. A favorable technical environment, relatively light supply and positive flows into mutual funds helped municipal rates partially recover during the second half of the reporting period, although rate levels ended July higher than where they started a year ago. The strongest municipal bond returns were produced by shorter bond maturities, which showed lower price sensitivity to changes in rates than their longer duration counterparts. Yield curve exposure was additive to performance due to the Portfolio's overweight to the strong-performing 5 to 10-year maturity range, plus having positive yield carry versus the benchmark. A modestly long duration posture detracted from returns versus the benchmark during the period, as 10-year AAA municipal yields increased 0.54% over the 12 months ended July 31, 2017.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.29)%	2.28%	3.79%
Class C2	(0.80)	1.75	3.27
Class Y3	(0.16)	2.51	4.03
Class P4	(0.13)	2.52	4.04
After deducting maximum sales charge
Class A1	(2.53)	1.82	3.55
Class C2	(1.53)	1.75	3.27
Bloomberg Barclays US Municipal 3-15 Year Blend Index[5]	0.43	2.79	4.54
Lipper Intermediate Municipal Debt Funds median	(0.17)	2.19	3.75

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.05)%	2.40%	3.79%
Class C2	(1.56)	1.89	3.27
Class Y3	(0.84)	2.63	4.03
Class P4	(0.81)	2.66	4.05
After deducting maximum sales charge
Class A1	(3.26)	1.94	3.55
Class C2	(2.27)	1.89	3.27

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, supplemented from time to time, were as follows: Class A—0.92% and 0.87%; Class C—1.42% and 1.37%; Class Y—0.72% and 0.65%; and Class P—0.67% and 0.62%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed, prior to August 1, 2017, 0.90% for Class A, 1.40% for Class C, 0.65% for Class Y, and 0.65% for Class P; and (2) waive its management fees through November 30, 2017 to reflect a lower management fee paid by the Portfolio to UBS AM. Effective August 1, 2017, the expense caps noted in item (1) of the previous sentence are as follows: 0.82% for Class A, 1.32% for Class C, 0.57% for Class Y, and 0.57% for Class P, and the waiver of management fees noted in item (2) of the previous sentence is terminated. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Bloomberg Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Municipal Fixed Income Investments

PACE Municipal Fixed Income Investments

Portfolio statistics—July 31, 2017 (unaudited)

Characteristics
Weighted average duration	4.96 yrs.
Weighted average maturity	5.83 yrs.
Average coupon	5.04%
Top five states[1]	Percentage of net assets
Texas	13.2%
New York	12.7
Illinois	11.0
California	7.9
Florida	5.1
Total	49.9%
Credit rating[2]	Percentage of total investments
AAA and agency backed securities	9.4%
AA	42.7
A	31.4
BBB	4.4
Non-rated	11.0
Cash equivalents and other assets less liabilities	1.1
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Municipal bonds and notes—98.89%
Alabama—1.12%
Alabama Federal Aid Highway Finance Authority, Series A 5.000%, due 09/01/29	$2,000,000	$2,473,980
Lower Alabama Gas District Gas Project Revenue, Series A 5.000%, due 09/01/31	1,500,000	1,777,890
		4,251,870
Arizona—0.94%
Maricopa County Industrial Development Authority (Banner Health Obligation Group), Series A 5.000%, due 01/01/31	3,000,000	3,570,270
Arkansas—0.43%
University of Arkansas, (Fayetteville Campus), Series A 5.000%, due 11/01/29	1,385,000	1,619,397
California—7.90%
California Infrastructure & Economic Development Bank Revenue Refunding (Academy of Motion Picture Arts) 5.000%, due 11/01/28	1,205,000	1,430,889
California State 5.000%, due 09/01/23	1,000,000	1,183,040
5.000%, due 12/01/24	2,000,000	2,413,200
5.000%, due 09/01/25	500,000	522,400
5.000%, due 08/01/29	3,000,000	3,646,740
5.000%, due 08/01/30	1,000,000	1,207,610
California State Public Works Board Lease Revenue (Judicial Council Project), Series A 5.000%, due 03/01/24	1,750,000	2,069,865
California State Public Works Board Lease Revenue Refunding, Series H 5.000%, due 12/01/23	2,705,000	3,282,031
Los Angeles Department of Airports (Los Angeles International Airport), Series A, AMT 5.000%, due 05/15/32	2,000,000	2,263,240
Los Angeles Department of Water & Power Revenue Power Systems, Series B 5.000%, due 07/01/25	5,000,000	5,568,100
North Natomas Community Facilities District No. 4 Special Tax, Series E 5.000%, due 09/01/19	1,385,000	1,481,271
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A 5.000%, due 07/01/28	1,845,000	2,141,418
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,164,070
Stockton Unified School District (AGM Insured) 5.000%, due 07/01/23	1,270,000	1,490,802
University of California Revenue Unrefunded General, Series Q 5.250%, due 05/15/23	110,000	111,465
		29,976,141
	Face amount	Value
Municipal bonds and notes—(continued)
Colorado—2.88%
Denver City & County Airport Revenue Series A, AMT 5.500%, due 11/15/19	$2,500,000	$2,743,725
Subseries A, AMT 5.500%, due 11/15/26	7,000,000	8,190,420
		10,934,145
Connecticut—0.57%
Hartford County Metropolitan District Revenue (Green Bonds), Series A 5.000%, due 11/01/29	1,870,000	2,154,277
District of Columbia—1.41%
Metropolitan Washington, Airport Authority Airport System Revenue, AMT 5.000%, due 10/01/28	2,500,000	3,032,900
Metropolitan Washington, Airport Authority Airport System Revenue, Series A, AMT 5.000%, due 10/01/22	2,000,000	2,338,580
		5,371,480
Florida—5.05%
Broward Port Facilities Revenue Refunding, Series B, AMT 5.000%, due 09/01/21	2,000,000	2,260,360
Citizens Property Insurance Corp. Revenue, Series A-1 5.000%, due 06/01/25	10,000,000	12,089,800
JEA Electric System Revenue, Series A 5.000%, due 10/01/24	1,200,000	1,418,148
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,161,760
Orange County Florida Tourist Development Tax Revenue Refunding, Series B 5.000%, due 10/01/30	1,885,000	2,250,539
		19,180,607
Georgia—1.56%
Atlanta Development Authority Revenue Senior Lien, Series A-1
5.000%, due 07/01/32	2,000,000	2,311,980
Fulton County Development Authority of Georgia Revenue (Piedmont Healthcare, Inc. Project), Series A 5.000%, due 07/01/27	1,500,000	1,798,080
Main Street Natural Gas, Inc. Revenue, Series A 5.500%, due 09/15/28	1,500,000	1,823,805
		5,933,865
Illinois—10.97%
Chicago O'Hare International Airport Revenue Refunding, Series A, AMT 5.000%, due 01/01/29	2,500,000	2,844,450
Chicago O'Hare International Airport Revenue Senior Lien, Series B 5.000%, due 01/01/35	1,750,000	2,009,997

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Chicago O'Hare International Airport Revenue, Series A, AMT 5.000%, due 01/01/23	$1,150,000	$1,305,549
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,564,149
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,100,180
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,420,840
Illinois Finance Authority Revenue University of Chicago, Series A 5.000%, due 10/01/29	2,440,000	2,770,937
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A 5.000%, due 02/01/32	2,500,000	2,860,925
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior, Series A-1 5.000%, due 01/01/25	1,250,000	1,362,175
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	6,967,798
6.000%, due 06/01/28	2,500,000	2,848,375
Southwestern Illinois Development Authority Health Facility Revenue (Memorial Group, Inc.) 7.125%, due 11/01/30	1,500,000	2,003,280
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,450,840
University of Illinois, Series A 5.000%, due 04/01/30	1,000,000	1,115,360
		41,624,855
Indiana—0.92%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A 5.250%, due 02/01/35	1,000,000	1,177,650
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A 5.000%, due 01/01/30	2,055,000	2,313,334
		3,490,984
Kentucky—0.62%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,357,208
Louisiana—2.89%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B 5.000%, due 02/01/28	1,000,000	1,171,800
New Orleans Aviation Board Revenue, Series B (AGM Insured), AMT 5.000%, due 01/01/28	1,500,000	1,759,050
	Face amount	Value
Municipal bonds and notes—(continued)
Louisiana—(concluded)
State of Louisiana State Highway Improvement Revenue, Series A 5.000%, due 06/15/29	$3,500,000	$4,084,920
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	3,972,200
		10,987,970
Maryland—0.74%
Maryland Economic Development Corp. (Purple Line Light Rail Project) Revenue Bonds, Series A, AMT 5.000%, due 03/31/24	1,000,000	1,127,480
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	1,500,000	1,693,095
		2,820,575
Massachusetts—4.76%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A 5.000%, due 06/15/23	2,500,000	2,928,275
Massachusetts Educational Financing Authority, Series K, AMT 5.000%, due 07/01/22	2,500,000	2,827,600
Massachusetts State College Building Authority Revenue Refunding, Series B 5.000%, due 05/01/29	2,500,000	2,892,625
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series B 5.000%, due 08/15/28	3,000,000	3,510,900
Massachusetts State, Series B 5.000%, due 08/01/22	5,000,000	5,893,900
		18,053,300
Michigan—2.67%
Detroit Sewer Disposal Revenue Senior Lien, Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,688,775
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien, Series D 5.000%, due 07/01/26	1,100,000	1,301,707
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,726,052
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A 5.000%, due 05/01/22	1,485,000	1,697,489
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3 (AGM Insured) 5.000%, due 07/01/30	1,500,000	1,717,845
		10,131,868

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Municipal bonds and notes—(continued)
Minnesota—0.28%
Minneapolis-St Paul Metropolitan Airports Commission Senior Revenue, Series C 5.000%, due 01/01/34	$900,000	$1,067,796
Missouri—3.60%
City of Kansas City, Missouri Airport Revenue, Series A, AMT 5.000%, due 09/01/23	5,000,000	5,674,950
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A 5.000%, due 12/01/25	2,300,000	2,785,369
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A 5.000%, due 11/15/34	2,000,000	2,274,240
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	1,000,000	1,188,210
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A 5.000%, due 06/01/27	1,500,000	1,743,645
		13,666,414
Nebraska—1.94%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,478,264
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A 5.000%, due 01/01/30	2,500,000	2,889,525
		7,367,789
Nevada—0.83%
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	2,700,000	3,157,272
New Jersey—2.82%
New Jersey Economic Development Authority Revenue Refunding, Series WW 5.250%, due 06/15/31	2,100,000	2,231,922
Series XX 5.000%, due 06/15/26	1,600,000	1,715,008
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co., Series C, AMT 5.100%, due 06/01/23	1,000,000	1,090,330
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,768,755
New Jersey State Higher Education Assistance Authority Revenue, Series 1A, AMT 5.000%, due 12/01/18	1,000,000	1,043,410
5.000%, due 12/01/21	2,550,000	2,845,163
		10,694,588
	Face amount	Value
Municipal bonds and notes—(continued)
New Mexico—0.26%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue, Subseries B 1.472%, due 02/01/19[1]	$1,000,000	$997,360
New York—12.67%
Metropolitan Transportation Authority New York Dedicated Tax Fund, Subseries B-1
5.000%, due 11/15/29	2,500,000	2,899,200
Metropolitan Transportation Authority Revenue Refunding, Series D 5.000%, due 11/15/30	1,500,000	1,798,935
Nassau County New York Industrial Development, Series B 5.000%, due 10/01/21	4,045,000	4,648,231
New York City Health & Hospital Corp. Revenue Health System, Series A 5.000%, due 02/15/22	3,500,000	3,838,625
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding, Series DD 5.000%, due 06/15/29	1,500,000	1,800,660
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH 5.000%, due 06/15/29	2,500,000	2,847,600
New York City Transitional Finance Authority Future Tax Secured Revenue, Series B 5.000%, due 02/01/23	2,500,000	2,823,875
Subseries I 5.000%, due 05/01/23	2,435,000	2,915,693
New York City, Series E 5.000%, due 08/01/24	3,065,000	3,662,982
Series H 5.000%, due 08/01/25	2,990,000	3,576,160
New York State Dorm Authority State Personal Income Tax Revenue General Purpose, Series C 5.000%, due 03/15/25	2,320,000	2,629,766
New York State Dorm Authority State University Dormitory Facilities, Series A 5.000%, due 07/01/34	2,500,000	2,975,700
New York State Thruway Authority General Revenue, Series I 5.000%, due 01/01/20	1,000,000	1,092,500
New York State Urban Development Corp. Empire State Development State Personal Income Tax Revenue Bonds, Series E 5.000%, due 03/15/31	2,000,000	2,341,880
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A, AMT 5.000%, due 07/01/34	1,000,000	1,098,500
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association), AMT 5.000%, due 01/01/22	1,500,000	1,707,675
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth), AMT 5.000%, due 09/01/22	2,400,000	2,804,040

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
Triborough Bridge & Tunnel Authority Revenue, Subseries 2003B-2 1.172%, due 01/01/33[1]	$1,500,000	$1,493,985
TSASC, Inc. Tobacco Settlement Bonds, Series A 5.000%, due 06/01/34	1,000,000	1,118,010
		48,074,017
North Carolina—1.77%
North Carolina Capital Improvement Obligations, Series C 5.000%, due 05/01/30	1,000,000	1,133,280
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding (Vidant Health) 5.000%, due 06/01/32	1,500,000	1,712,490
North Carolina Turnpike Authority Senior Lien (AGM Insured) 5.000%, due 01/01/26	1,250,000	1,509,025
University of North Carolina Chapel Hill Revenue, Series A 5.000%, due 12/01/27	2,160,000	2,354,854
		6,709,649
Ohio—0.07%
Kent State University Unrefunded Revenue General Receipts, Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	250,000	267,228
Oregon—0.70%
Oregon State Facilities Authority Revenue Refunding (Legacy Health Project), Series A 5.000%, due 06/01/32	2,300,000	2,666,137
Pennsylvania—2.92%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,127,010
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue, Series B 5.000%, due 06/01/28	2,000,000	2,351,560
Pennsylvania Turnpike Commission Turnpike Revenue, Series B 5.000%, due 12/01/32	1,250,000	1,445,038
Philadelphia School District Refunding, Series E 5.000%, due 09/01/18	1,000,000	1,033,360
Series F 5.000%, due 09/01/30	2,650,000	2,989,173
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project, Series B 5.500%, due 09/15/21	2,000,000	2,146,580
		11,092,721
Rhode Island—1.09%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,133,710
	Face amount	Value
Municipal bonds and notes—(continued)
South Carolina—0.76%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	$2,500,000	$2,881,725
Tennessee—1.94%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	5,000,000	5,549,000
Tennessee Energy Acquisition Corp. Gas Revenue, Series A 5.250%, due 09/01/26	1,500,000	1,798,230
		7,347,230
Texas—13.25%
Arlington Independent School District School Building Bond, Series A (PSF-GTD) 5.000%, due 02/15/25	1,400,000	1,657,964
5.000%, due 02/15/26	1,295,000	1,526,274
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A 5.000%, due 01/01/35	1,100,000	1,250,656
Central Texas Turnpike System, Series C 5.000%, due 08/15/31	2,000,000	2,262,940
City of Brownsville, Texas Utilities System Revenue, Series A 5.000%, due 09/01/28	2,225,000	2,507,597
City of Rockwall, Texas Combination Tax and Surplus Revenue 5.000%, due 08/01/21	1,000,000	1,144,600
City of Waco, Texas Combination Tax And Revenue Certificates of Obligation 5.000%, due 02/01/20	1,550,000	1,700,334
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools (PSF-GTD) 5.000%, due 08/15/28	1,100,000	1,296,405
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	2,960,650
Dickinson Independent School District (PSF-GTD) 5.000%, due 02/15/30	2,500,000	2,942,875
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,227,180
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,404,160
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A 5.000%, due 11/15/29	1,000,000	1,159,740
Houston Utility System Revenue First Lien, Series D 5.000%, due 11/15/29	2,000,000	2,297,760
Love Field Airport Modernization Corp. General Airport Revenue, AMT 5.000%, due 11/01/35	1,700,000	1,929,483

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	$1,450,000	$1,454,800
5.000%, due 09/01/22	1,400,000	1,404,634
North Texas Tollway Authority Revenue Refunding, Series A 5.000%, due 01/01/31	2,750,000	3,174,490
5.000%, due 01/01/34	2,775,000	3,169,272
San Antonio Texas Refunding & Improvement 5.000%, due 02/01/20	4,370,000	4,798,391
Socorro Independent School District Refunding, Series A (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,687,097
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B 5.000%, due 11/15/32	1,000,000	1,169,460
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	1,000,000	1,157,470
		50,284,232
Virginia—2.05%
City of Richmond, Virginia Public Utility Revenue 5.000%, due 01/15/26	2,030,000	2,511,577
Virginia College Building Authority Virginia Educational Facilities Revenue Bonds, (21st Century College), Series C 5.000%, due 02/01/31	2,825,000	3,413,476
Virginia Small Business Financing Authority Senior Lien Revenue Bonds, (95 Express Lanes LLLC Project), AMT 5.000%, due 07/01/34	1,700,000	1,844,024
		7,769,077
Washington—3.68%
Central Puget Sound Regional Transit Authority Revenue (Green Bonds), Series S-1 5.000%, due 11/01/26	1,000,000	1,260,490
Energy Northwest Project 1 Electric Revenue Refunding, Series A 5.000%, due 07/01/26	1,000,000	1,166,070
Port of Seattle Revenue Refunding, AMT 5.500%, due 12/01/22	500,000	578,505
	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Port of Seattle Revenue, Series C, AMT 5.000%, due 04/01/32	$1,955,000	$2,219,551
Seattle Municipal Lighting & Power Revenue Refunding & Improvement, Series A 5.000%, due 02/01/22	2,500,000	2,824,725
Washington State, Series A-1
5.000%, due 08/01/31	5,000,000	5,929,150
		13,978,491
Wisconsin—2.83%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	1,500,000	1,714,515
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,156,550
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A 5.125%, due 04/15/31	3,000,000	3,340,200
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A 5.000%, due 12/01/26	1,175,000	1,396,123
WPPI Energy Power Supply Revenue, Series A 5.000%, due 07/01/32	2,760,000	3,132,379
		10,739,767
Total municipal bonds and notes (cost—$362,109,770)		375,354,015
Repurchase agreement—0.47%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $1,705,000 US Treasury Note, 3.500% due 05/15/20; (value—$1,811,955); proceeds: $1,772,002 (cost—$1,772,000)	1,772,000	1,772,000
Total investments (cost—$363,881,770)—99.36%		377,126,015
Other assets in excess of liabilities—0.64%		2,426,529
Net assets—100.00%		$379,552,544

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes was $363,881,770; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$14,449,207
Gross unrealized depreciation	(1,204,962)
Net unrealized appreciation	$13,244,245

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$375,354,015	$—	$375,354,015
Repurchase agreement	—	1,772,000	—	1,772,000
Total	$—	$377,126,015	$—	$377,126,015

At July 31, 2017 there were no transfers between Level 1 and Level 2.

Portfolio footnote

1  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares returned -4.51% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate Index (the "benchmark") returned -1.28%, the Bloomberg Barclays Global Aggregate ex-US Index returned -2.02%, the Bloomberg Barclays Global Aggregate ex-USD 50% Hedged Index returned -1.46%, the Lipper Global Income Funds median returned 0.91% and the Lipper International Income Funds category posted a median return of 1.72%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 103. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Special note: Effective January 9, 2017, Rogge Global Partners no longer served as a subadvisor for this Portfolio. Effective January 9, 2017, J.P. Morgan Investment Management, Inc. ("J.P. Morgan") began serving as the sole subadvisor for this Portfolio.

Subadvisors' comments (Unaudited)2

Rogge Global Partners

During the time when we managed a portion of the Portfolio, we outperformed the benchmark. Our relative performance was positively impacted by yield curve steepening positions in the US, Germany and Japan. A bias toward underweight duration over the period, particularly among Japanese bonds, also added value. (Duration measures a portfolio's sensitivity to interest rate changes.) Country selection was negative overall, primarily due to the negative impact of an overweight in Mexican local currency bonds, which suffered in the aftermath of the Trump victory. An exposure to Malaysian local currency bonds also detracted before our position was sold in December 2016. Currency positioning had a net neutral impact overall. The positive impact of an underweight to the Japanese yen versus both the euro and US dollar, as well as an overweight to the Russian ruble, were offset by the negative impact of an overweight in currencies such as the Mexican peso and Brazilian real. Sector selection was positive overall, as the decision to be overweight credit, including maintaining an exposure to high yield corporate bonds, was positive for results.

We utilize derivatives in our portion of the Portfolio, mainly interest rate futures and forward foreign exchange contracts. This allowed us to take positions in various government bond markets, hedge interest rate exposure,

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Rogge Global Partners LTD ("Rogge Global Partners")

J.P. Morgan Investment Management, Inc. (d/b/a J.P. Morgan Asset Management) ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas, CFA

Rogge Global Partners: Malie Conway;
J.P. Morgan: Iain Stealey, CFA and Linda Raggi, CFA since January 2017

Objective:

High total return

Investment process:

Rogge Global Partners: The Portfolio seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy, the Portfolio uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more

(continued on next page)

PACE Global Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

and take long and short positions in currencies. Overall, the use of derivatives was beneficial for our results.

J.P. Morgan

During the time when we managed a portion of the Portfolio, from we modestly underperformed the benchmark. Our allocation to government rates detracted from results overall during the reporting period. In particular, our short position on US rates was challenged despite the Federal Reserve Board (the "Fed") raising interest rates and solid growth momentum. Our long position in US 10-year breakevens also detracted from performance as investors await more clarity about the content and timing of the new US administration's fiscal agenda. This position was closed in April. Our long Italy versus France 10-year position detracted from results as peripheral yields were hurt due to continuing political risks in Europe. In early April 2017, our conviction in higher core government rates in Europe and the US was particularly challenged as investors fled to haven assets amid increased geopolitical uncertainty. The underperformance from those positions was partially offset by contributions from our long positions in higher-yielding developed market government bonds, including Australia, Canada and New Zealand. They all benefited from dovish statements from their respective central banks. Our view continues to be challenged despite the Fed's reaffirming its commitment to normalize monetary policy through an announcement that balance sheet reduction would begin "relatively soon" at its July 2017 meeting.

The main contributor to performance was an overweight to investment grade credit. The key driver for the performance of investment-grade corporates was a stronger-than-expected fourth quarter and fiscal year 2016 earnings season, which saw 70% of the S&P 500 Index constituents beat earnings estimates. In addition, there continued to be strong demand for US fixed income from foreign investors. Going into the second quarter of 2017, our investment grade allocation was additive as the sector initially benefited from the relief rally after April 23 (following results of the first round of the French election), as well as strong corporate earnings. This positive performance persisted in the end of the second quarter as the sector benefited from positive technicals. In the US, apart from the energy sector, which experienced a pickup in volatility, most sectors continued to benefit from strong demand from foreign buyers and the robust growth environment. In Europe, the scarcity of supply, which is down 14% compared to the previous year, coupled with the unwavering support of the European Central Bank, allowed European investment grade spreads to continue tightening. In July 2017, the blackout period preceding the earnings season supported the asset class at the beginning of the month, while better-than-expected earnings were the catalysts for spreads grinding tighter toward the end of the month.

We utilize derivatives for efficient portfolio management purposes. The main types of financial derivative contracts we use are interest rate futures and foreign exchange currency forwards contracts. This allows us to implement our strategy as well as to hedge or take currency risk. Overall, the use of derivatives was beneficial to our portfolio management process.

Investment process
(concluded)

attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

J.P. Morgan: The Portfolio aims to deliver consistent risk-adjusted outperformance across various market environments by building a diversified portfolio investing in global debt securities. Using a disciplined and systematic process to evaluate and identify attractive investment opportunities, the strategy invests in various fixed income asset classes across multiple currencies and actively manages asset allocation across sectors. The investment process combines top-down and bottom-up analysis, leveraging a globally integrated team steeped in a disciplined research-driven approach.

PACE Global Fixed Income Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.59)%	0.23%	2.94%
Class C2	(5.04)	(0.27)	2.44
Class Y3	(4.45)	0.40	3.18
Class P4	(4.51)	0.41	3.16
After deducting maximum sales charge
Class A1	(8.16)	(0.53)	2.55
Class C2	(5.74)	(0.27)	2.44
Bloomberg Barclays Global Aggregate Index[5,8]	(1.28)	0.88	3.66
Bloomberg Barclays Global Aggregate ex US Index[6,8]	(2.02)	(0.03)	3.04
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[7]	(1.46)	1.93	3.78
Lipper Global Income Funds median[9]	0.91	1.59	3.86
Lipper International Income Funds median[9]	1.72	1.44	4.66

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.08)%	0.15%	2.99%
Class C2	(5.53)	(0.33)	2.50
Class Y3	(4.93)	0.34	3.24
Class P4	(4.91)	0.36	3.22
After deducting maximum sales charge
Class A1	(8.68)	(0.61)	2.60
Class C2	(6.23)	(0.33)	2.50

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.28% and 1.05%; Class C—1.76% and 1.53%; Class Y—1.07% and 0.84%; and Class P—1.08% and 0.85% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2017 to the extent necessary to reflect the lower subadvisory fee paid by UBS AM to Rogge Global Partners Ltd, the Portfolio's investment advisor; (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%; and (3) waive its management fees through November 30, 2017 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Global Aggregate ex USD Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

8  Effective December 1, 2016, the fund's primary benchmark index was changed from the Bloomberg Barclays Global Aggregate ex US Index to the Bloomberg Barclays Global Aggregate Index.

9  On December 1, 2016, Lipper changed the peer group classification for PACE Global Fixed Income Investments from the International Income Funds category to the Global Income Funds category.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Fixed Income Investments Class P shares versus the Bloomberg Barclays Global Aggregate Index, the Bloomberg Barclays Global Aggregate ex US Index and the Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Global Fixed Income Investments

PACE Global Fixed Income Investments

Portfolio statistics—July 31, 2017 (unaudited)

Characteristics
Weighted average duration	6.80 yrs.
Weighted average maturity	11.09 yrs.
Average coupon	3.04%
Top ten holdings[1]	Percentage of net assets
US Treasury Note, 1.750% due 11/30/21	5.9%
US Treasury Note, 1.375% due 12/15/19	4.1
Bundesobligation, 0.010% due 10/08/21	3.0
Bundesrepublik Deutschland, 0.500% due 02/15/26	2.7
Japan Government Twenty Year Bond, 2.100% due 09/20/29	2.7
Bundesrepublik Deutschland, 0.250% due 02/15/27	2.5
Government of Japan, 2.200% due 09/20/26	2.3
United Kingdom Gilt, 4.250% due 12/07/27	2.3
FHLMC TBA, 4.000%	1.9
GNMA II TBA, 3.500%	1.9
Total	29.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	46.0%
Japan	12.9
Germany	8.5
United Kingdom	8.2
Netherlands	3.1
Total	78.7%
Investments by type of issuer[1]	Percentage of total investments
Government and other public issuers	65.7%
Banks and other financial institutions	12.8
Industrial	13.4
Investment of cash collateral from securities loaned	0.3
Repurchase agreement	7.8
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Long-term global debt securities—90.56%
Australia—1.91%
Australia Government Bond 3.000%, due 03/21/47[1]	AUD	600,000	$433,184
4.250%, due 04/21/26[1]	AUD	4,750,000	4,288,524
BHP Billiton Finance Ltd. 6.500%, due 10/22/77[1,2]	GBP	280,000	425,537
Sydney Airport Finance Co. Pty Ltd. 2.750%, due 04/23/24[1]	EUR	600,000	784,275
Westpac Banking Corp. 2.100%, due 02/25/21[1]	USD	2,600,000	2,596,303
			8,527,823
Austria—0.62%
Republic of Austria Government Bond 1.200%, due 10/20/25[1,3]	EUR	2,200,000	2,766,092
Belgium—1.01%
Anheuser-Busch InBev SA 2.000%, due 03/17/28[1]	EUR	580,000	725,455
Kingdom of Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	1,250,000	1,811,371
5.000%, due 03/28/35[1,3]	EUR	1,050,000	1,966,338
			4,503,164
Canada—3.01%
Canadian Government Bond 1.500%, due 06/01/26	CAD	1,600,000	1,230,181
5.750%, due 06/01/33	CAD	910,000	1,059,184
Canadian Natural Resources Ltd. 3.900%, due 02/01/25	USD	80,000	81,678
Cenovus Energy, Inc. 6.750%, due 11/15/39	USD	360,000	389,197
Government of Canada 5.000%, due 06/01/37	CAD	650,000	730,940
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	868,376
MEG Energy Corp. 6.500%, due 01/15/25[3,4]	USD	250,000	241,875
National Bank of Canada 0.500%, due 01/26/22[1]	EUR	2,000,000	2,399,142
Province of Ontario Canada 2.400%, due 06/02/26	CAD	4,050,000	3,176,201
Province of Quebec Canada 5.000%, due 12/01/41	CAD	1,100,000	1,137,480
The Toronto-Dominion Bank 0.250%, due 04/27/22[1]	EUR	1,600,000	1,894,119
Valeant Pharmaceuticals International, Inc. 5.875%, due 05/15/23[3]	USD	250,000	215,000
			13,423,373
Colombia—0.06%
Colombia Government International Bond 5.000%, due 06/15/45	USD	286,000	290,147
Denmark—0.40%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,778,750
	Face amount		Value
Long-term global debt securities—(continued)
France—2.40%
Air Liquide Finance SA 2.250%, due 09/27/23[3]	USD	410,000	$399,073
AXA SA 5.125%, due 07/04/43[1,2]	EUR	800,000	1,140,801
Cie de Saint-Gobain 5.625%, due 11/15/24	GBP	100,000	164,089
Dexia Credit Local SA 1.250%, due 11/26/24[1]	EUR	1,700,000	2,082,529
Engie SA 2.875%, due 10/10/22[1]	USD	2,369,000	2,399,368
Europcar Groupe SA 5.750%, due 06/15/22[1]	EUR	200,000	250,719
French Republic Government Bond OAT 0.250%, due 11/25/26[1]	EUR	1,275,000	1,444,474
4.000%, due 04/25/55[1]	EUR	450,000	834,273
NEW Areva Holding SA 4.875%, due 09/23/24	EUR	300,000	401,124
SFR Group SA 5.625%, due 05/15/24[1]	EUR	200,000	257,361
Societe Generale SA 5.200%, due 04/15/21[1]	USD	800,000	878,873
Total Capital International SA 0.750%, due 07/12/28[1]	EUR	400,000	450,702
			10,703,386
Germany—8.52%
Bundesobligation 0.010%, due 10/08/21[1]	EUR	11,200,000	13,458,185
Bundesrepublik Deutschland 0.010%, due 08/15/26[1]	EUR	1,250,000	1,426,628
0.250%, due 02/15/27[1]	EUR	9,461,000	10,961,355
0.500%, due 02/15/26[1]	EUR	9,900,000	11,895,418
IHO Verwaltungs GmbH 3.250%, due 09/15/23[1,5]	EUR	250,000	305,554
			38,047,140
Guernsey—0.18%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 08/08/25[1]	GBP	600,000	822,426
Hungary—0.36%
Hungary Government International Bond 5.375%, due 03/25/24	USD	1,400,000	1,590,182
Indonesia—1.81%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	1,950,000	1,967,062
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	58,712,000,000	4,408,688
Pertamina Persero PT 4.300%, due 05/20/23[1]	USD	1,650,000	1,718,426
			8,094,176
Ireland—0.55%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500%, due 05/26/22	USD	360,000	371,004

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Long-term global debt securities—(continued)
Ireland—(concluded)
3.650%, due 07/21/27	USD	375,000	$371,638
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.750%, due 03/15/24[1]	EUR	125,000	151,600
eircom Finance DAC 4.500%, due 05/31/22[1]	EUR	150,000	185,560
Ireland Government Bond 1.000%, due 05/15/26[1]	EUR	600,000	719,795
Shire Acquisitions Investments Ireland DAC 2.875%, due 09/23/23	USD	670,000	669,412
			2,469,009
Italy—3.05%
Autostrade per l'Italia SpA 1.750%, due 06/26/26[1]	EUR	500,000	608,788
6.250%, due 06/09/22	GBP	1,000,000	1,598,218
Buoni Poliennali Del Tesoro 4.750%, due 09/01/21	EUR	3,700,000	5,122,018
Enel SpA 6.500%, due 01/10/74[1,2]	EUR	250,000	319,994
Eni SpA 1.125%, due 09/19/28[1]	EUR	900,000	1,007,081
Intesa Sanpaolo SpA 3.875%, due 07/14/27[3]	USD	440,000	443,171
Italy Buoni Poliennali Del Tesoro 5.000%, due 09/01/40[1]	EUR	2,300,000	3,568,451
Leonardo SpA 4.875%, due 03/24/25	EUR	300,000	432,846
Telecom Italia SpA 3.000%, due 09/30/25[1]	EUR	400,000	510,251
			13,610,818
Japan—12.93%
Government of Japan 2.200%, due 09/20/26	JPY	947,500,000	10,271,022
2.300%, due 12/20/36	JPY	429,850,000	5,137,496
Italy Buoni Poliennali Del Tesoro 2.700%, due 03/01/47[1,3]	EUR	4,400,000	4,706,773
Japan Government Five Year Bond 0.100%, due 09/20/21	JPY	804,900,000	7,349,855
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	419,300,000	5,165,250
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	200,000,000	2,209,624
2.300%, due 03/20/39	JPY	300,600,000	3,625,959
Japan Government Twenty Year Bond 0.700%, due 03/20/37	JPY	463,100,000	4,293,310
2.100%, due 09/20/29	JPY	1,065,400,000	11,887,118
Mizuho Bank Ltd. 1.800%, due 03/26/18[3]	USD	2,500,000	2,501,563
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	597,187
			57,745,157
	Face amount		Value
Long-term global debt securities—(continued)
Jersey—0.20%
Heathrow Funding Ltd. 6.750%, due 12/03/26[1]	GBP	500,000	$906,883
Liberia—0.09%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	389,114
Luxembourg—1.92%
Actavis Funding SCS 4.850%, due 06/15/44	USD	465,000	513,311
Altice Luxembourg SA 6.250%, due 02/15/25[1]	EUR	250,000	324,435
7.750%, due 05/15/22[3]	USD	350,000	371,875
ArcelorMittal 3.125%, due 01/14/22[1]	EUR	300,000	386,877
Auris Luxembourg II SA 8.000%, due 01/15/23[1]	EUR	200,000	253,187
Dana Financing Luxembourg Sarl 6.500%, due 06/01/26[3,4]	USD	250,000	267,813
eDreams ODIGEO SA 8.500%, due 08/01/21[1]	EUR	200,000	258,004
European Financial Stability Facility 0.400%, due 05/31/26[1]	EUR	3,290,000	3,805,655
Fiat Chrysler Finance Europe 4.750%, due 07/15/22[1]	EUR	100,000	133,053
INEOS Group Holdings SA 5.375%, due 08/01/24[1]	EUR	300,000	380,012
5.625%, due 08/01/24[3,4]	USD	250,000	258,750
Intelsat Jackson Holdings SA 8.000%, due 02/15/24[3,4]	USD	300,000	325,875
Matterhorn Telecom Holding SA 4.875%, due 05/01/23[1]	EUR	300,000	359,491
SES SA 4.625%, due 01/02/22[1,2,6]	EUR	200,000	254,541
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[1]	EUR	300,000	376,892
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[1]	EUR	250,000	323,967
			8,593,738
Malaysia—0.22%
Malaysia Government Bond 4.160%, due 07/15/21	MYR	4,100,000	971,609
Mexico—1.38%
Mexican Bonos 5.750%, due 03/05/26	MXN	67,950,000	3,540,210
Mexico Government International Bond 4.125%, due 01/21/26	USD	1,180,000	1,235,460
Petroleos Mexicanos 4.250%, due 01/15/25	USD	1,400,000	1,392,300
			6,167,970
Morocco—0.09%
Morocco Government International Bond 3.500%, due 06/19/24[1]	EUR	319,000	415,567

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Long-term global debt securities—(continued)
Netherlands—3.12%
ABN AMRO Bank N.V. 6.375%, due 04/27/21[1]	EUR	1,950,000	$2,805,852
Airbus Finance BV 2.125%, due 10/29/29[1]	EUR	400,000	511,715
EDP Finance BV 1.125%, due 02/12/24[1]	EUR	800,000	931,414
Enel Finance International N.V. 1.966%, due 01/27/25	EUR	264,000	334,140
5.750%, due 09/14/40[1]	GBP	250,000	451,762
Evonik Finance BV 0.750%, due 09/07/28[1]	EUR	900,000	972,275
Iberdrola International BV 0.375%, due 09/15/25[1]	EUR	500,000	559,906
ING Groep NV 3.000%, due 04/11/28[2]	EUR	1,600,000	2,053,051
Mylan N.V. 5.250%, due 06/15/46	USD	390,000	425,236
Netherlands Government Bond 1.750%, due 07/15/23[1,3]	EUR	850,000	1,111,627
4.000%, due 01/15/37[1,3]	EUR	800,000	1,432,118
Petrobras Global Finance BV 7.250%, due 03/17/44	USD	376,000	377,880
7.375%, due 01/17/27	USD	341,000	369,303
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[1]	EUR	750,000	853,989
UPC Holding BV 6.750%, due 03/15/23[3]	EUR	300,000	379,645
Ziggo Bond Finance BV 4.625%, due 01/15/25[1]	EUR	300,000	376,484
			13,946,397
New Zealand—1.52%
ANZ New Zealand Int'l Ltd. 0.625%, due 01/27/22[1]	EUR	2,900,000	3,486,590
New Zealand Government Bond 2.750%, due 04/15/37[1]	NZD	5,000,000	3,304,820
			6,791,410
Oman—0.27%
Oman Government International Bond 4.750%, due 06/15/26[1]	USD	1,200,000	1,194,000
Poland—0.41%
Republic of Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,224,526
Republic of Poland Government International Bond 1.500%, due 09/09/25[1]	EUR	500,000	617,056
			1,841,582
Qatar—0.20%
Qatar Government International Bond 2.375%, due 06/02/21[1]	USD	900,000	888,750
	Face amount		Value
Long-term global debt securities—(continued)
Saudi Arabia—0.13%
Saudi Government International Bond 4.500%, due 10/26/46[1]	USD	550,000	$560,340
Slovenia—0.35%
Slovenia Government International Bond 5.250%, due 02/18/24[1]	USD	1,350,000	1,549,535
South Africa—0.71%
South Africa Government Bond 10.500%, due 12/21/26	ZAR	37,500,000	3,184,674
South Korea—1.56%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,635,591
5.750%, due 09/10/18	KRW	1,426,460,000	1,334,753
			6,970,344
Spain—2.40%
Bankinter S.A. 0.000%, due 06/21/43[1,2]	EUR	1,637,773	1,912,954
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2 0.000%, due 01/18/49[1,2]	EUR	1,288,951	1,497,875
Iberdrola Finanzas SA 4.125%, due 03/23/20	EUR	1,800,000	2,362,591
Spain Government Bond 2.900%, due 10/31/46[1,3]	EUR	1,150,000	1,378,176
4.900%, due 07/30/40[1,3]	EUR	1,100,000	1,826,906
5.850%, due 01/31/22[1,3]	EUR	950,000	1,410,999
Telefonica Emisiones SAU 5.213%, due 03/08/47	USD	300,000	331,997
			10,721,498
Supranationals—0.92%
European Investment Bank 0.875%, due 09/13/24[1]	EUR	2,600,000	3,205,459
European Stability Mechanism 1.125%, due 05/03/32[1]	EUR	500,000	586,358
European Union 3.375%, due 04/04/32[1]	EUR	200,000	308,558
			4,100,375
Sweden—0.42%
Government of Sweden 3.500%, due 06/01/22	SEK	11,625,000	1,680,595
Verisure Holding AB 6.000%, due 11/01/22[1]	EUR	168,410	215,991
			1,896,586
Turkey—0.50%
Turkey Government Bond 10.600%, due 02/11/26	TRY	7,700,000	2,222,910
United Kingdom—8.22%
Anglo American Capital PLC 3.250%, due 04/03/23[1]	EUR	500,000	658,397

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Arkle Master Issuer PLC 3.986%, due 08/17/17[1]	GBP	1,050,000	$1,387,350
Aviva PLC 3.375%, due 12/04/45[1,2]	EUR	700,000	879,471
Barclays PLC 2.625%, due 11/11/25[1,2]	EUR	1,500,000	1,848,131
3.250%, due 02/12/27[1]	GBP	500,000	688,920
BP Capital Markets PLC 3.119%, due 05/04/26	USD	1,320,000	1,322,986
British Telecommunications PLC 1.125%, due 03/10/23[1]	EUR	730,000	884,856
Centrica PLC 4.375%, due 03/13/29[1]	GBP	200,000	310,299
HSBC Holdings PLC 4.041%, due 03/13/28[2]	USD	385,000	403,253
Imperial Brands Finance PLC 3.750%, due 07/21/22[3]	USD	1,010,000	1,059,229
International Game Technology PLC 4.750%, due 02/15/23[1]	EUR	250,000	322,228
Lloyds TSB Bank PLC 6.500%, due 03/24/20[1]	EUR	1,400,000	1,925,376
Nationwide Building Society 0.750%, due 10/26/22[1]	EUR	1,700,000	2,050,848
3.900%, due 07/21/25[3]	USD	1,380,000	1,449,620
Santander UK Group Holdings PLC 3.125%, due 01/08/21	USD	1,300,000	1,324,187
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[3]	USD	300,000	327,000
Silverstone Master Issuer PLC 0.658%, due 01/21/70[2,3]	GBP	980,000	1,293,972
Sky PLC GMTN 2.250%, due 11/17/25[1]	EUR	510,000	642,026
Synlab Unsecured Bondco PLC 8.250%, due 07/01/23[1]	EUR	300,000	395,335
United Kingdom Gilt 3.250%, due 01/22/44[1]	GBP	1,100,000	1,855,858
3.750%, due 09/07/21[1]	GBP	1,300,000	1,949,520
4.250%, due 12/07/27[1]	GBP	6,000,000	10,235,085
4.250%, due 06/07/32[1]	GBP	200,000	356,430
4.250%, due 12/07/55[1]	GBP	1,200,000	2,690,641
Western Power Distribution West Midlands PLC 3.875%, due 10/17/24[1]	GBP	300,000	447,572
			36,708,590
United States—29.12%
AbbVie, Inc. 4.450%, due 05/14/46	USD	460,000	479,963
AES Corp. 4.202%, due 06/01/19[2]	USD	513,000	515,247
Ally Financial, Inc. 4.250%, due 04/15/21	USD	250,000	257,188
Altria Group, Inc. 4.250%, due 08/09/42	USD	400,000	406,563
	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
American Airlines Pass-Through Trust, Series 2016-2, Class AA 3.200%, due 06/15/28	USD	730,500	$729,769
American Express Credit Corp. MTN 3.300%, due 05/03/27	USD	205,000	206,499
American International Group, Inc. 4.800%, due 07/10/45	USD	320,000	346,683
4.875%, due 06/01/22	USD	1,150,000	1,270,887
American Tower Corp. 3.375%, due 10/15/26	USD	1,250,000	1,236,029
Anheuser-Busch InBev Finance, Inc. 3.650%, due 02/01/26	USD	670,000	692,903
4.900%, due 02/01/46	USD	410,000	461,222
Apple, Inc. 3.350%, due 02/09/27	USD	1,090,000	1,119,901
AT&T, Inc. 3.400%, due 05/15/25	USD	1,180,000	1,162,707
3.900%, due 08/14/27	USD	490,000	489,629
4.300%, due 12/15/42	USD	355,000	326,412
4.375%, due 09/14/29	GBP	400,000	594,378
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.500%, due 04/01/23	USD	250,000	251,250
Bank of America Corp. 4.183%, due 11/25/27	USD	590,000	609,460
Bank of America Corp. MTN 3.824%, due 01/20/28[2]	USD	1,880,000	1,919,800
Bank of America NA 2.050%, due 12/07/18	USD	500,000	502,728
Boardwalk Pipelines LP 5.950%, due 06/01/26	USD	655,000	739,297
Buckeye Partners LP 5.850%, due 11/15/43	USD	370,000	399,399
Burlington Northern Santa Fe LLC 3.900%, due 08/01/46	USD	240,000	244,916
Capital One Financial Corp. 3.750%, due 07/28/26	USD	670,000	657,988
Cardinal Health, Inc. 3.410%, due 06/15/27	USD	395,000	398,835
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750%, due 02/15/26[3]	USD	600,000	645,000
Charter Communications Operating LLC/ Charter Communications Operating Capital 6.484%, due 10/23/45	USD	320,000	377,720
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4 3.712%, due 04/14/50	USD	807,500	848,567
Citigroup, Inc. 3.700%, due 01/12/26	USD	195,000	198,512
4.400%, due 06/10/25	USD	770,000	807,649
4.450%, due 09/29/27	USD	415,000	437,079
Clear Channel Worldwide Holdings, Inc., Series B 6.500%, due 11/15/22	USD	600,000	621,750

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Comcast Corp. 3.150%, due 03/01/26	USD	870,000	$880,266
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	83,626
Cox Communications, Inc. 3.500%, due 08/15/27[3]	USD	510,000	506,939
Crown Castle International Corp. 3.700%, due 06/15/26	USD	640,000	648,531
CVS Health Corp. 2.125%, due 06/01/21	USD	800,000	794,962
Darden Restaurants, Inc. 3.850%, due 05/01/27	USD	290,000	299,580
Dell International LLC/EMC Corp. 6.020%, due 06/15/26[3]	USD	640,000	714,655
DISH DBS Corp. 5.875%, due 11/15/24	USD	600,000	651,000
Duke Energy Corp. 3.050%, due 08/15/22	USD	600,000	615,476
Enterprise Products Operating LLC 4.900%, due 05/15/46	USD	320,000	346,800
Exelon Corp. 5.150%, due 12/01/20	USD	1,300,000	1,410,510
Express Scripts Holding Co. 4.800%, due 07/15/46	USD	350,000	365,804
First Data Corp. 5.750%, due 01/15/24[3]	USD	350,000	369,688
FirstEnergy Corp. 3.900%, due 07/15/27	USD	255,000	257,633
Ford Motor Credit Co. LLC 3.336%, due 03/18/21	USD	1,380,000	1,412,815
Frontier Communications Corp. 6.875%, due 01/15/25[4]	USD	250,000	197,500
General Motors Co. 6.750%, due 04/01/46	USD	640,000	766,102
Gilead Sciences, Inc. 4.500%, due 02/01/45	USD	330,000	351,249
GRACE 2014-GRCE Mortgage Trust, Class A 3.369%, due 06/10/28[3]	USD	2,550,000	2,655,062
Halliburton Co. 5.000%, due 11/15/45	USD	395,000	427,857
Harris Corp. 5.054%, due 04/27/45	USD	310,000	350,344
HCA, Inc. 5.375%, due 02/01/25	USD	750,000	798,088
HD Supply, Inc. 5.250%, due 12/15/21[3]	USD	492,000	516,292
HealthSouth Corp. 5.750%, due 09/15/25	USD	250,000	257,500
Hess Corp. 5.800%, due 04/01/47	USD	400,000	407,164
Infor US, Inc. 6.500%, due 05/15/22	USD	350,000	364,438
Kraft Heinz Foods Co. 3.500%, due 07/15/22	USD	1,560,000	1,619,725
	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Level 3 Financing, Inc. 5.375%, due 05/01/25	USD	250,000	$265,625
Magellan Midstream Partners LP 4.200%, due 03/15/45	USD	360,000	340,662
MetLife, Inc. 3.600%, due 11/13/25	USD	670,000	702,301
MGM Resorts International 4.625%, due 09/01/26[4]	USD	250,000	252,950
Micron Technology, Inc. 5.250%, due 01/15/24[3]	USD	250,000	260,547
Microsoft Corp. 4.100%, due 02/06/37	USD	540,000	582,612
Morgan Stanley 2.713%, due 10/24/23[2]	USD	1,400,000	1,427,551
3.950%, due 04/23/27	USD	620,000	628,780
3.971%, due 07/22/38[2]	USD	550,000	549,630
NiSource Finance Corp. 3.490%, due 05/15/27	USD	765,000	779,655
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[3]	USD	1,348,000	1,435,768
Oracle Corp. 2.650%, due 07/15/26	USD	590,000	575,855
4.125%, due 05/15/45	USD	420,000	435,008
Owens Corning 4.300%, due 07/15/47	USD	240,000	232,874
PetSmart, Inc. 7.125%, due 03/15/23[3]	USD	250,000	225,938
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	690,000	691,905
PNC Bank NA 3.800%, due 07/25/23	USD	640,000	678,381
Prudential Financial, Inc. MTN 5.100%, due 08/15/43	USD	320,000	374,440
Reynolds American, Inc. 2.300%, due 06/12/18	USD	350,000	351,660
4.450%, due 06/12/25	USD	70,000	75,283
Sempra Energy 3.550%, due 06/15/24	USD	550,000	565,281
Simon Property Group LP 3.500%, due 09/01/25	USD	680,000	695,962
Sinclair Television Group, Inc. 6.125%, due 10/01/22	USD	250,000	258,750
Sirius XM Radio, Inc. 6.000%, due 07/15/24[3]	USD	500,000	539,375
Southwestern Electric Power Co., Series J 3.900%, due 04/01/45	USD	340,000	334,716
Sprint Corp. 7.875%, due 09/15/23	USD	750,000	851,250
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	360,000	357,749
Synchrony Financial 3.700%, due 08/04/26	USD	460,000	451,409
T-Mobile USA, Inc. 6.500%, due 01/15/24	USD	250,000	269,295

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Tenet Healthcare Corp. 8.125%, due 04/01/22	USD	350,000	$376,250
The Goldman Sachs Group, Inc. 2.750%, due 09/15/20	USD	300,000	304,280
3.850%, due 01/26/27	USD	850,000	867,520
4.750%, due 10/21/45	USD	340,000	376,799
5.150%, due 05/22/45	USD	310,000	350,796
The Hertz Corp. 6.250%, due 10/15/22	USD	500,000	436,250
The Kroger Co. 2.650%, due 10/15/26	USD	625,000	579,776
The Sherwin-Williams Co. 4.500%, due 06/01/47	USD	95,000	100,397
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 8.250%, due 10/15/23	USD	250,000	257,500
US Treasury Bond 3.000%, due 02/15/47	USD	2,200,000	2,246,493
US Treasury Inflation Index Note (TIPS) 0.125%, due 04/15/19	USD	4,282,081	4,287,930
US Treasury Notes 1.000%, due 03/15/19	USD	4,500,000	4,476,798
1.375%, due 12/15/19	USD	18,320,000	18,306,407
1.750%, due 11/30/21	USD	26,420,000	26,413,818
2.250%, due 02/15/27	USD	8,300,000	8,276,660
Verizon Communications, Inc. 1.375%, due 11/02/28	EUR	700,000	785,108
3.500%, due 11/01/24	USD	715,000	721,544
4.522%, due 09/15/48	USD	390,000	362,861
Verizon Owner Trust, Series 2016-2, Class A 1.680%, due 05/20/21[3]	USD	3,940,000	3,930,893
Virginia Electric & Power Co., Series B 2.950%, due 11/15/26	USD	190,000	187,901
Wells Fargo & Co. 3.584%, due 05/22/28[2]	USD	375,000	381,094
4.100%, due 06/03/26	USD	760,000	793,505
Welltower, Inc. 4.250%, due 04/01/26	USD	660,000	702,314
Western Digital Corp. 10.500%, due 04/01/24	USD	350,000	414,313
Windstream Services LLC 7.500%, due 06/01/22	USD	350,000	299,250
Xylem, Inc. 4.375%, due 11/01/46	USD	320,000	331,353
	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
Zayo Group LLC/Zayo Capital, Inc. 6.375%, due 05/15/25	USD	250,000	$270,938
			130,055,496
Total long-term global debt securities (cost—$391,261,879)			404,449,011
Government national mortgage association certificate—1.89%
GNMA II TBA 3.500% (cost—$8,364,516)	USD	8,100,000	8,416,406
Federal home loan mortgage corporation certificates—1.93%
FHLMC TBA 4.000% (cost—$8,592,063)	USD	8,200,000	8,637,313
Federal national mortgage association certificates—4.67%
FNMA TBA 2.500%	USD	2,200,000	2,218,219
3.500%	USD	7,800,000	8,030,343
4.500%	USD	4,600,000	4,938,531
5.000%	USD	5,200,000	5,684,047
Total federal national mortgage association certificates (cost—$20,777,562)			20,871,140
Repurchase agreement—8.41%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $36,786,183 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$38,311,204); proceeds: $37,560,052 (cost—$37,560,000)	USD	37,560,000	37,560,000
	Number of shares
Investment of cash collateral from securities loaned—0.36%
Money market fund—0.36%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,588,508)		1,588,508	1,588,508
Total investments (cost—$468,144,528)—107.82%			481,522,378
Liabilities in excess of other assets—(7.82)%			(34,908,675)
Net assets—100.00%			$446,613,703

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes was $470,582,974; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$14,849,040
Gross unrealized depreciation	(3,909,636)
Net unrealized appreciation	$10,939,404

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
48	AUD	Australian Bond 10 Year Futures	September 2017	$5,039,490	$4,951,855	$(87,635)
29	EUR	German Euro Buxl 30 Year Futures	September 2017	5,755,959	5,565,614	(190,345)
11	JPY	Japan Government Bond 10 Year Futures	September 2017	15,032,557	14,982,629	(49,928)
448	USD	90-Day Eurodollar Futures	December 2017	110,183,110	110,376,000	192,890
US Treasury futures buy contracts:
38	USD	Ultra Long US Treasury Bond Futures	September 2017	6,197,640	6,251,000	53,360
5	USD	US Long Bond Futures	September 2017	773,137	764,844	(8,293)
180	USD	US Treasury Note 2 Year Futures	September 2017	38,959,119	38,941,875	(17,244)
				$181,941,012	$181,833,817	$(107,195)
				Proceeds
Interest rate futures sell contracts:
45	EUR	German Euro BOBL Futures	September 2017	$7,087,652	$7,034,971	$52,681
154	EUR	German Euro Bund Futures	September 2017	30,039,650	29,524,337	515,313
39	EUR	Italian Government Bond Futures	September 2017	6,401,173	6,289,958	111,215
448	USD	90-Day Eurodollar Futures	December 2018	109,820,003	110,056,800	(236,797)
US Treasury futures sell contracts:
127	USD	US Treasury Note 10 Year Futures	September 2017	15,979,553	15,988,109	(8,556)
338	USD	US Treasury Note 5 Year Futures	September 2017	39,915,025	39,934,172	(19,147)
40	USD	US Ultra Treasury Note 10 Year Futures	September 2017	5,400,681	5,401,875	(1,194)
				$214,643,737	$214,230,222	$413,515
						$306,320

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
ANZ	AUD	2,033,036	JPY	175,188,735	08/18/17	$(35,956)
ANZ	CHF	1,490,622	EUR	1,361,608	08/18/17	70,194
ANZ	EUR	3,987,985	USD	4,649,903	08/18/17	(74,982)
ANZ	GBP	2,437,511	USD	3,179,201	08/18/17	(38,533)
ANZ	JPY	89,987,232	USD	796,051	08/18/17	(20,746)
ANZ	NZD	2,125,620	USD	1,546,167	08/18/17	(49,705)
ANZ	NZD	7,566,042	USD	5,495,912	08/18/17	(184,520)
ANZ	USD	1,552,934	AUD	1,984,906	08/18/17	34,679
BB	AUD	878,981	EUR	584,596	08/18/17	(10,429)
BB	AUD	1,019,691	EUR	677,000	08/18/17	(13,497)
BB	CHF	1,480,201	EUR	1,346,775	08/18/17	63,407
BB	CHF	1,509,644	EUR	1,343,260	08/18/17	28,765
BB	CHF	540,429	SEK	4,692,987	08/18/17	22,353
BB	EUR	1,343,036	CHF	1,485,177	08/18/17	(53,827)
BB	USD	5,256,429	CAD	6,785,409	08/18/17	187,504
BB	USD	773,497	CAD	979,412	08/18/17	12,286

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	775,000	NOK	6,320,251	08/18/17	$29,099
BB	USD	2,834,229	PLN	10,551,173	08/18/17	100,059
BOA	PLN	5,692,016	USD	1,550,149	08/18/17	(32,805)
BOA	USD	265,350	NOK	2,219,399	08/18/17	17,015
CITI	EUR	677,069	USD	777,920	08/18/17	(24,257)
CITI	EUR	229,112	USD	267,023	08/18/17	(4,424)
CITI	JPY	45,008,828	EUR	350,128	08/18/17	6,288
CITI	NZD	972,390	USD	704,919	08/18/17	(25,131)
CITI	SEK	12,882,497	USD	1,545,485	08/18/17	(51,522)
CITI	USD	1,556,162	EUR	1,355,213	08/18/17	49,467
CITI	USD	1,324,701	MXN	23,494,088	08/18/17	(8,390)
CITI	USD	1,712,424	NZD	2,273,224	08/18/17	(5,733)
CITI	USD	952,096	SGD	1,318,810	08/18/17	21,282
CITI	USD	1,546,734	TRY	5,622,621	08/18/17	42,135
CITI	ZAR	20,876,361	USD	1,546,734	08/18/17	(33,218)
DB	EUR	4,549,867	USD	5,190,943	08/18/17	(199,648)
DB	EUR	232,322	USD	265,568	08/18/17	(9,682)
GSI	AUD	2,039,443	EUR	1,362,581	08/18/17	(16,876)
GSI	AUD	1,006,344	EUR	675,000	08/18/17	(5,191)
GSI	AUD	994,013	EUR	674,136	08/18/17	3,648
GSI	AUD	2,001,016	NZD	2,127,038	08/18/17	(3,562)
GSI	AUD	2,033,036	USD	1,542,180	08/18/17	(83,930)
GSI	AUD	2,058,188	USD	1,596,670	08/18/17	(49,558)
GSI	CHF	1,489,487	SEK	12,971,764	08/18/17	66,237
GSI	EUR	1,354,137	AUD	1,988,348	08/18/17	(13,988)
GSI	EUR	676,000	SEK	6,464,975	08/18/17	534
GSI	EUR	230,876	USD	266,317	08/18/17	(7,220)
GSI	EUR	2,148,858	USD	2,504,709	08/18/17	(41,215)
GSI	GBP	11,962,476	USD	15,406,353	08/18/17	(385,195)
GSI	ILS	5,790,108	USD	1,636,567	08/18/17	9,761
GSI	JPY	175,846,891	AUD	2,028,620	08/18/17	26,450
GSI	MXN	36,963,459	USD	2,077,615	08/18/17	6,651
GSI	NOK	6,475,826	EUR	680,804	08/18/17	(17,290)
GSI	NOK	12,385,379	SEK	12,651,045	08/18/17	(7,426)
GSI	NZD	2,117,065	CAD	1,965,014	08/18/17	(12,920)
GSI	NZD	2,119,975	JPY	174,397,618	08/18/17	(8,661)
GSI	NZD	4,166,297	USD	3,044,063	08/18/17	(83,909)
GSI	SEK	25,786,233	USD	3,124,977	08/18/17	(71,670)
GSI	SEK	12,745,927	USD	1,556,291	08/18/17	(23,786)
GSI	USD	1,556,291	CNY	10,495,003	08/18/17	2,002
GSI	USD	5,106,028	CZK	116,676,065	08/18/17	195,380
GSI	USD	1,573,371	EUR	1,354,137	08/18/17	30,984
GSI	USD	775,000	NOK	6,317,591	08/18/17	28,761
GSI	USD	775,000	NOK	6,316,043	08/18/17	28,564
GSI	USD	67,449	NOK	546,017	08/18/17	2,018

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
GSI	USD	2,445,600	NOK	19,379,721	08/18/17	$20,002
GSI	USD	1,501,328	TRY	5,356,288	08/18/17	12,279
NAB	CHF	1,506,770	AUD	1,963,650	08/18/17	10,885
NAB	USD	31,818,634	JPY	3,611,192,257	08/18/17	959,461
RBC	AUD	2,023,897	CAD	1,992,992	08/18/17	(19,823)
RBC	AUD	1,015,825	EUR	676,955	08/18/17	(10,458)
RBC	AUD	1,000,162	GBP	597,474	08/18/17	(11,254)
RBC	AUD	897,281	USD	710,611	08/18/17	(7,074)
RBC	CAD	4,109,776	USD	3,178,985	08/18/17	(118,288)
RBC	EUR	677,000	NOK	6,340,997	08/18/17	4,643
RBC	GBP	1,198,332	EUR	1,353,955	08/18/17	22,233
RBC	JPY	202,936,545	USD	1,823,084	08/18/17	(18,932)
RBC	NOK	12,589,129	EUR	1,353,721	08/18/17	2,198
RBC	NZD	1,087,737	USD	808,665	08/18/17	(7,986)
RBC	USD	777,246	AUD	993,000	08/18/17	16,999
RBC	USD	714,280	CAD	899,267	08/18/17	7,201
RBC	USD	1,554,796	EUR	1,354,137	08/18/17	49,559
RBC	USD	771,179	GBP	596,612	08/18/17	16,403
RBC	USD	1,534,589	GBP	1,195,628	08/18/17	43,748
RBC	USD	1,555,056	GBP	1,195,000	08/18/17	22,452
RBC	USD	391,776	GBP	299,000	08/18/17	2,931
RBC	USD	626,450	GBP	481,321	08/18/17	8,937
RBC	USD	362,176	HUF	97,870,522	08/18/17	19,138
RBC	USD	221,450	NOK	1,811,022	08/18/17	8,959
RBC	USD	573,983	SEK	4,840,842	08/18/17	26,122
RBC	ZAR	29,546,295	USD	2,260,789	08/18/17	24,685
SCB	USD	3,232,045	GBP	2,493,820	08/18/17	60,023
SCB	USD	1,298,661	THB	44,255,382	08/18/17	31,428
SCB	USD	777,847	ZAR	10,118,714	08/18/17	(12,049)
SSC	CZK	35,884,185	USD	1,603,834	08/18/17	(26,635)
SSC	EUR	1,355,000	CHF	1,498,531	08/18/17	(54,178)
SSC	EUR	1,352,349	GBP	1,203,144	08/18/17	(13,977)
SSC	EUR	1,702,279	USD	1,936,147	08/18/17	(80,678)
SSC	GBP	1,191,675	CAD	1,964,956	08/18/17	3,366
SSC	JPY	354,736,434	USD	3,134,833	08/18/17	(85,041)
SSC	USD	1,558,610	CNY	10,537,705	08/18/17	6,023
SSC	USD	1,667,218	EUR	1,431,076	08/18/17	28,292
SSC	USD	1,413,015	JPY	159,778,049	08/18/17	37,260
SSC	USD	2,946,407	JPY	328,188,783	08/18/17	32,499
TD	AUD	1,967,664	NZD	2,125,470	08/18/17	21,938
TD	CAD	2,934,429	GBP	1,788,087	08/18/17	6,144
TD	CHF	951,104	SEK	8,258,678	08/18/17	39,273
TD	CHF	3,244,613	USD	3,366,193	08/18/17	7,544
TD	DKK	1,522,187	USD	233,505	08/18/17	(9,008)
TD	JPY	175,432,187	NZD	2,138,504	08/18/17	13,182

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
TD	NOK	95,067,394	USD	11,393,949	08/18/17	$(701,083)
TD	NZD	2,129,085	CAD	1,988,906	08/18/17	(2,775)
TD	NZD	2,125,620	JPY	174,560,996	08/18/17	(11,416)
TD	NZD	2,117,065	USD	1,555,704	08/18/17	(33,746)
TD	SEK	12,736,123	CHF	1,478,887	08/18/17	(47,997)
TD	SEK	12,706,304	CHF	1,478,887	08/18/17	(44,300)
TD	SEK	22,795,873	USD	2,703,240	08/18/17	(122,701)
TD	TRY	8,178,458	USD	2,279,136	08/18/17	(31,974)
TD	USD	9,505,512	AUD	12,529,559	08/18/17	516,172
TD	USD	775,109	AUD	992,000	08/18/17	18,335
TD	USD	2,428,392	CHF	2,332,422	08/18/17	(13,994)
TD	USD	769,651	GBP	596,000	08/18/17	17,123
TD	USD	391,582	GBP	299,000	08/18/17	3,125
TD	USD	2,211,589	ILS	7,839,978	08/18/17	(8,846)
TD	USD	3,081,324	MXN	55,763,411	08/18/17	42,950
TD	USD	1,651,774	NOK	13,230,122	08/18/17	31,440
TD	USD	1,551,762	NZD	2,113,339	08/18/17	34,891
TD	USD	1,548,014	TRY	5,644,981	08/18/17	47,173
TD	ZAR	28,540,470	USD	2,126,481	08/18/17	(33,501)
WBC	NZD	1,059,000	USD	782,428	08/18/17	(12,648)
						$112,775

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$404,449,011	$—	$404,449,011
Government national mortgage association certificate	—	8,416,406	—	8,416,406
Federal home loan mortgage corporation certificates	—	8,637,313	—	8,637,313
Federal national mortgage association certificates	—	20,871,140	—	20,871,140
Repurchase agreement	—	37,560,000	—	37,560,000
Investment of cash collateral from securities loaned	—	1,588,508	—	1,588,508
Futures contracts	925,459	—	—	925,459
Forward foreign currency contracts	—	3,362,539	—	3,362,539
Total	$925,459	$484,884,917	$—	$485,810,376
Liabilities
Futures contracts	(619,139)	—	—	(619,139)
Forward foreign currency contracts	—	(3,249,764)	—	(3,249,764)
Total	$(619,139)	$(3,249,764)	$—	$(3,868,903)

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security, or portion thereof, was on loan at the period end.

5  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

6  Perpetual investment. Date shown reflects the next call date.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 11.07% before the deduction of the maximum PACE Select program fee.1 In comparison, the BofA Merrill Lynch Global High Yield Index (Hedged in USD) (the "benchmark") returned 10.84%, and the Lipper High Yield Funds category posted a median return of 9.57%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 119. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (Unaudited)2

The Portfolio outperformed its benchmark during the reporting period. An overweight and positive issuer selection in the telecom-satellite sector contributed the most to performance. Positive issuer selection, along with an underweight in banking and overweight in energy-exploration production also added to performance. Elsewhere, underweights in both metals & mining and electronics and wireless, combined with positive issuer selection, were notable contributors to performance during the reporting period.

Those positives were partially offset by underweights to the oil field and equipment services, environmental and food-wholesale sectors, which were among the biggest detractors from performance during the reporting period. Additionally, overweights in gaming, cable and satellite TV, personal and household products, coupled with an underweight in multi-line insurance, were detractors from results.

From a ratings perspective, an underweight and positive issuer selection in BB-rated issuers was the biggest contributor to performance. An overweight in D-rated and B-rated issuers, coupled with an underweight in CC-rated issuers, further contributed to performance. In contrast, overweights to BBB-rated and CCC-rated issuers slightly detracted from results, as did an underweight and negative issuer selection in C-rated securities.

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The Portfolio seeks to capture the global high yield bond market's attractive total returns while minimizing losses by identifying "Strong Horse" companies that can carry their debt load through the economic cycle. The Portfolio invests in the debt of such companies to seek yield and capital appreciation while managing the overall risk of the Portfolio.

PACE High Yield Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	10.93%	6.21%	7.90%	7.35%
Class C3	10.39	5.71	N/A	10.53
Class Y4	11.21	6.46	N/A	12.45
Class P5	11.07	6.40	8.13	7.58
After deducting maximum sales charge
Class A2	6.81	5.39	7.50	6.99
Class C3	9.64	5.71	N/A	10.53
BofA Merrill Lynch Global High Yield Index (Hedged in USD)[6]	10.84	7.39	8.44	8.18
Lipper High Yield Funds median	9.57	5.63	6.56	6.38

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	12.33%	6.33%	7.46%	7.28%
Class C3	11.77	5.83	N/A	10.47
Class Y4	12.61	6.58	N/A	12.40
Class P5	12.57	6.55	7.71	7.52
After deducting maximum sales charge
Class A2	8.07	5.52	7.05	6.91
Class C3	11.02	5.83	N/A	10.47

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.26% and 1.16%; Class C—1.75% and 1.65%; Class Y—1.03% and 0.93%; and Class P—1.11% and 1.01% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%; and (2) waive its management fees through November 30, 2017 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the BofA Merrill Lynch Global High Yield Index (Hedged in USD) over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE High Yield Investments

PACE High Yield Investments

Portfolio statistics—July 31, 2017 (unaudited)

Characteristics
Weighted average duration	3.27 yrs.
Weighted average maturity	5.88 yrs.
Average coupon	6.53%
Top ten holdings[1]	Percentage of net assets
Shea Homes LP/Shea Homes Funding Corp., 6.125% due 04/01/25	0.6%
HCA, Inc., 7.500% due 02/15/22	0.6
Navient Corp., 8.000% due 03/25/20	0.6
CITGO Petroleum Corp., 6.250% due 08/15/22	0.5
ViaSat, Inc., 6.875% due 06/15/20	0.5
Sprint Capital Corp., 8.750% due 03/15/32	0.5
Valeant Pharmaceuticals International, Inc., 7.500% due 07/15/21	0.5
American Airlines Group, Inc., 4.625% due 03/01/20	0.5
Micron Technology, Inc., 5.250% due 01/15/24	0.5
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500% due 06/01/24	0.5
Total	5.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	68.9%
Luxembourg	4.4
Netherlands	4.2
Venezuela	3.9
Argentina	3.5
Total	84.9%
Credit rating[2]	Percentage of total investments
BBB and higher	3.5%
BB	31.1
B	37.0
CCC and lower	10.2
Not Rated	7.4
Repurchase agreement	1.5
Investment of cash collateral from securities loaned	9.3
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—94.27%
Aerospace & defense—1.19%
Arconic, Inc. 5.950%, due 02/01/37		375,000	$386,250
DAE Funding LLC 4.000%, due 08/01/20[2,3]		250,000	254,062
4.500%, due 08/01/22[2,3]		350,000	356,125
5.000%, due 08/01/24[2,3]		275,000	280,844
Leonardo SpA 4.500%, due 01/19/21	EUR	925,000	1,235,887
TA MFG. Ltd. 3.625%, due 04/15/23[4]	EUR	825,000	1,005,174
TransDigm, Inc. 6.000%, due 07/15/22[5]		1,010,000	1,055,450
			4,573,792
Airlines—0.90%
Air Canada 7.750%, due 04/15/21[2,5]		225,000	255,656
Allegiant Travel Co. 5.500%, due 07/15/19		325,000	335,562
American Airlines Group, Inc. 4.625%, due 03/01/20[2,5]		1,750,000	1,806,875
United Continental Holdings, Inc. 6.000%, due 12/01/20[5]		75,000	81,563
US Airways Pass-Through Trust 2012-1, Class B 8.000%, due 10/01/19		430,121	465,606
Virgin Australia Holdings Ltd. 7.875%, due 10/15/21[4]		500,000	520,000
			3,465,262
Auto & truck—1.40%
American Axle & Manufacturing, Inc. 6.250%, due 04/01/25[2,5]		525,000	523,031
BCD Acquisition, Inc. 9.625%, due 09/15/23[2]		175,000	192,500
Faurecia 3.625%, due 06/15/23[4]	EUR	325,000	405,637
Federal-Mogul LLC/Federal-Mogul Financing Corp. 5.000%, due 07/15/24[2]	EUR	725,000	817,488
IHO Verwaltungs GmbH 4.125%, due 09/15/21[2,6]		200,000	204,000
4.500%, due 09/15/23[2,6]		200,000	206,000
Mclaren Finance PLC 5.000%, due 08/01/22[2]	GBP	325,000	433,501
5.750%, due 08/01/22[2]		200,000	205,000
Navistar International Corp. 8.250%, due 11/01/21		1,300,000	1,310,562
Samvardhana Motherson Automotive Systems Group BV 4.875%, due 12/16/21[4]		500,000	521,200
Superior Industries International, Inc. 6.000%, due 06/15/25[2]	EUR	400,000	464,050
Tenneco, Inc. 5.000%, due 07/15/26		100,000	101,750
			5,384,719
	Face amount[1]		Value
Corporate bonds—(continued)
Automotive parts—0.07%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		275,000	$277,406
Banking-non-US—4.13%
Australia & New Zealand Banking Group Ltd. 6.750%, due 06/15/26[4,7,8]		250,000	279,739
Banco Bilbao Vizcaya Argentaria SA 6.750%, due 02/18/20[4,7,8]	EUR	1,000,000	1,265,127
Banco do Brasil SA 3.875%, due 10/10/22		300,000	291,750
5.875%, due 01/26/22[2]		450,000	462,375
Banco Mercantil del Norte SA 7.625%, due 01/10/28[2,7,8]		500,000	526,400
Banco Nacional de Costa Rica 5.875%, due 04/25/21[2]		300,000	310,500
6.250%, due 11/01/23[4]		450,000	471,375
Bankia SA 3.375%, due 03/15/27[4,7]	EUR	800,000	990,784
Barclays Bank PLC 14.000%, due 06/15/19[4,7,8]	GBP	400,000	641,064
Credit Suisse AG 5.750%, due 09/18/25[4,7]	EUR	525,000	702,290
Credit Suisse Group AG 6.250%, due 12/18/24[2,7,8]		200,000	214,689
Export Credit Bank of Turkey 5.375%, due 10/24/23[4]		200,000	204,228
5.375%, due 10/24/23[2]		200,000	204,228
HBOS Capital Funding LP 6.461%, due 11/30/18[4,7,8]	GBP	600,000	839,139
Royal Bank of Scotland Group PLC 3.625%, due 03/25/24[4,7]	EUR	400,000	491,831
7.092%, due 09/29/17[4,7,8]	EUR	1,050,000	1,186,807
7.500%, due 08/10/20[7,8]		400,000	422,500
8.000%, due 08/10/25[5,7,8]		200,000	218,876
8.625%, due 08/15/21[7,8]		200,000	220,876
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[4]		1,100,000	1,135,750
5.250%, due 05/23/23[4,5]		300,000	308,655
Standard Chartered PLC 7.750%, due 04/02/23[2,7,8]		200,000	219,500
Turkiye Vakiflar Bankasi TAO 6.000%, due 11/01/22[4]		1,200,000	1,202,945
Ukreximbank Via Biz Finance PLC 9.625%, due 04/27/22[4]		500,000	523,500
9.750%, due 01/22/25[4]		800,000	837,600
UniCredit SpA 6.950%, due 10/31/22[4]	EUR	1,175,000	1,702,272
			15,874,800
Banking-US—0.97%
JPMorgan Chase & Co. 6.125%, due 04/30/24[7,8]		900,000	991,872
6.750%, due 02/01/24[5,7,8]		500,000	572,750
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		100,000	103,250

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Corporate bonds—(continued)
Banking-US—(concluded)
The Goldman Sachs Group, Inc. 5.375%, due 05/10/20[7,8]	375,000	$393,750
Washington Mutual Bank 1.000%, due 05/01/09[9,10]	500,000	112,500
Wells Fargo & Co. 5.900%, due 06/15/24[7,8]	1,430,000	1,553,337
		3,727,459
Building & construction—2.69%
AECOM 5.125%, due 03/15/27	100,000	100,750
Aeropuertos Argentina 2000 SA 6.875%, due 02/01/27[2]	775,000	806,000
6.875%, due 02/01/27[4]	250,000	260,000
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[2]	500,000	538,050
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.750%, due 08/01/25[2,3]	175,000	176,750
AV Homes, Inc. 6.625%, due 05/15/22[2,3]	250,000	258,750
Beazer Homes USA, Inc. 5.750%, due 06/15/19	950,000	990,375
6.750%, due 03/15/25	150,000	158,063
Brookfield Residential Properties, Inc. 6.375%, due 05/15/25[2]	150,000	158,250
CalAtlantic Group, Inc. 5.000%, due 06/15/27	225,000	228,375
Century Communities, Inc. 5.875%, due 07/15/25[2]	250,000	250,625
6.875%, due 05/15/22	325,000	342,062
Delhi International Airport Ltd. 6.125%, due 10/31/26[2]	500,000	533,750
Engility Corp. 8.875%, due 09/01/24	125,000	135,625
K Hovnanian Enterprises, Inc. 10.000%, due 07/15/22[2]	100,000	105,500
Lennar Corp. 4.125%, due 01/15/22	525,000	540,419
4.875%, due 12/15/23	125,000	132,813
Mattamy Group Corp. 6.500%, due 11/15/20[2]	375,000	382,500
Meritage Homes Corp. 6.000%, due 06/01/25	1,165,000	1,256,744
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[2]	2,225,000	2,297,312
Toll Brothers Finance Corp. 4.875%, due 03/15/27	225,000	233,437
TRI Pointe Group, Inc. 5.250%, due 06/01/27	225,000	226,548
William Lyon Homes, Inc. 5.875%, due 01/31/25	225,000	232,673
		10,345,371
	Face amount[1]	Value
Corporate bonds—(continued)
Building products—1.11%
Airxcel, Inc. 8.500%, due 02/15/22[2]	250,000	$265,000
BMC East LLC 5.500%, due 10/01/24[2]	225,000	236,813
Builders FirstSource, Inc. 5.625%, due 09/01/24[2]	300,000	315,000
10.750%, due 08/15/23[2]	825,000	950,812
Cemex SAB de CV 7.750%, due 04/16/26[2,5]	400,000	459,000
CPG Merger Sub LLC 8.000%, due 10/01/21[2]	125,000	130,313
Gibraltar Industries, Inc. 6.250%, due 02/01/21	125,000	129,219
Griffon Corp. 5.250%, due 03/01/22	100,000	102,250
Grupo Cementos de Chihuahua SAB de CV 5.250%, due 06/23/24[2]	250,000	257,812
Standard Industries, Inc. 5.125%, due 02/15/21[2]	225,000	233,438
5.375%, due 11/15/24[2]	175,000	184,188
5.500%, due 02/15/23[2]	175,000	184,625
Summit Materials LLC/Summit Materials Finance Corp. 5.125%, due 06/01/25[2]	50,000	51,375
8.500%, due 04/15/22	75,000	84,375
US Concrete, Inc. 6.375%, due 06/01/24[2]	325,000	346,937
6.375%, due 06/01/24	275,000	293,562
USG Corp. 4.875%, due 06/01/27[2]	50,000	51,625
		4,276,344
Building products-cement—0.67%
Alam Synergy Pte Ltd. 6.625%, due 04/24/22[4]	400,000	387,953
Cia Latinoamericana de Infraestructura & Servicios SA 9.500%, due 07/20/23[2]	223,000	230,526
9.500%, due 07/20/23[4]	325,000	335,969
Indo Energy Finance II BV 6.375%, due 01/24/23[4]	400,000	379,387
New Enterprise Stone & Lime Co., Inc. 10.125%, due 04/01/22[2]	225,000	244,217
Tutor Perini Corp. 6.875%, due 05/01/25[2,5]	50,000	53,750
Union Andina de Cementos SAA 5.875%, due 10/30/21[4]	750,000	781,875
Weekley Homes LLC/Weekley Finance Corp. 6.000%, due 02/01/23	175,000	171,500
		2,585,177
Cable—2.39%
Cablevision SA 6.500%, due 06/15/21[2]	900,000	954,000

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Cable—(concluded)
Cablevision Systems Corp. 5.875%, due 09/15/22[5]		125,000	$132,031
7.750%, due 04/15/18		300,000	310,500
8.625%, due 09/15/17		278,000	279,738
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 02/15/23		225,000	232,875
5.500%, due 05/01/26[2]		225,000	239,134
5.750%, due 09/01/23		675,000	703,687
5.750%, due 02/15/26[2]		600,000	645,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, due 12/15/21[2]		50,000	51,109
6.375%, due 09/15/20[2]		250,000	254,375
7.750%, due 07/15/25[2]		200,000	223,250
Digi Communications NV 5.000%, due 10/15/23[2]	EUR	100,000	124,815
Midcontinent Communications/Midcontinent Finance Corp. 6.875%, due 08/15/23[2]		475,000	514,853
SFR Group SA 6.000%, due 05/15/22[2]		1,400,000	1,464,722
Unitymedia GmbH 6.125%, due 01/15/25[2]		400,000	430,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 4.625%, due 02/15/26[4]	EUR	600,000	774,333
5.500%, due 01/15/23[2]		360,000	373,500
6.250%, due 01/15/29[4]	EUR	250,000	337,336
UPC Holding BV 3.875%, due 06/15/29[2]	EUR	1,000,000	1,142,604
			9,187,862
Car rental—0.68%
Ahern Rentals, Inc. 7.375%, due 05/15/23[2]		700,000	619,500
Flexi-Van Leasing, Inc. 7.875%, due 08/15/18[2]		100,000	98,500
Herc Rentals, Inc. 7.500%, due 06/01/22[2]		158,000	171,035
7.750%, due 06/01/24[2,5]		627,000	680,295
Loxam SAS 3.500%, due 04/15/22[2]	EUR	125,000	155,374
4.250%, due 04/15/24[2]	EUR	100,000	126,075
6.000%, due 04/15/25[2]	EUR	100,000	128,319
United Rentals (North America), Inc. 4.875%, due 01/15/28[3]		400,000	401,000
United Rentals North America, Inc. 5.500%, due 05/15/27		100,000	105,500
5.875%, due 09/15/26		125,000	134,531
			2,620,129
Chemicals—2.69%
A Schulman, Inc. 6.875%, due 06/01/23[5]		250,000	261,250
Alpha 3 BV/Alpha US Bidco, Inc. 6.250%, due 02/01/25[2]		200,000	206,000
	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Axalta Coating Systems Dutch Holding B BV 3.750%, due 01/15/25[4]	EUR	600,000	$755,561
Blue Cube Spinco, Inc. 10.000%, due 10/15/25		325,000	403,000
Braskem Finance Ltd. 5.375%, due 05/02/22[4]		1,000,000	1,041,250
5.750%, due 04/15/21[4]		300,000	318,150
CF Industries, Inc. 5.375%, due 03/15/44		150,000	135,000
7.125%, due 05/01/20		175,000	192,500
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250%, due 06/15/23[2]		150,000	152,812
Hexion, Inc./Hexion Nova Scotia Finance ULC 9.000%, due 11/15/20[5]		1,225,000	874,344
Huntsman International LLC 5.125%, due 04/15/21	EUR	500,000	671,807
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA 8.375%, due 12/01/22[2]		375,000	385,312
NOVA Chemicals Corp. 5.250%, due 06/01/27[2]		250,000	250,625
Perstorp Holding AB 7.625%, due 06/30/21[2]	EUR	525,000	668,729
PSPC Escrow Corp. 6.000%, due 02/01/23[4]	EUR	625,000	777,683
SPCM SA 2.875%, due 06/15/23[4]	EUR	400,000	483,582
4.875%, due 09/15/25[2]		200,000	205,250
The Chemours Co. 6.125%, due 05/15/23	EUR	475,000	604,478
TPC Group, Inc. 8.750%, due 12/15/20[2]		775,000	724,625
Tronox Finance LLC 6.375%, due 08/15/20		275,000	276,375
Valvoline, Inc. 5.500%, due 07/15/24[2]		200,000	212,000
Venator Finance Sarl/Venator Materials Corp. 5.750%, due 07/15/25[2]		100,000	102,750
Versum Materials, Inc. 5.500%, due 09/30/24[2]		125,000	132,812
Yingde Gases Investment Ltd. 8.125%, due 04/22/18[4]		500,000	502,500
			10,338,395
Coal—0.70%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500%, due 05/01/25[2]		300,000	316,875
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 6.375%, due 03/15/24		575,000	471,500
12.000%, due 11/01/21		250,000	258,750
Murray Energy Corp. 11.250%, due 04/15/21[2,5]		1,875,000	1,424,625
Peabody Energy Corp. 6.000%, due 03/31/22[2,5]		100,000	102,000

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Coal—(concluded)
6.250%, due 11/15/21[10,11]		75,000	$—
6.375%, due 03/31/25[2]		125,000	126,250
10.000%, due 03/15/22[10,11,14]		1,025,000	—
			2,700,000
Commercial services—2.27%
Acosta, Inc. 7.750%, due 10/01/22[2]		825,000	622,875
Aircastle Ltd. 5.125%, due 03/15/21		500,000	530,000
Alpine Finance Merger Sub LLC 6.875%, due 08/01/25[2]		100,000	103,750
Ashtead Capital, Inc. 5.625%, due 10/01/24[2]		400,000	430,000
Booz Allen Hamilton, Inc. 5.125%, due 05/01/25[2]		175,000	174,563
Brand Energy & Infrastructure Services, Inc. 8.500%, due 07/15/25[2]		225,000	239,625
CDK Global, Inc. 4.875%, due 06/01/27[2]		50,000	51,375
Garda World Security Corp. 7.250%, due 11/15/21[2]		25,000	25,375
Gartner, Inc. 5.125%, due 04/01/25[2]		225,000	237,938
Great Lakes Dredge & Dock Corp. 8.000%, due 05/15/22[2]		200,000	204,500
Harland Clarke Holdings Corp. 6.875%, due 03/01/20[2]		125,000	128,594
8.375%, due 08/15/22[2]		175,000	187,250
9.250%, due 03/01/21[2]		1,025,000	1,014,750
iPayment, Inc. 10.750%, due 04/15/24[2]		75,000	86,250
Iron Mountain Europe PLC 6.125%, due 09/15/22[4]	GBP	317,000	439,497
Iron Mountain, Inc. 3.000%, due 01/15/25[2]	EUR	475,000	563,064
5.750%, due 08/15/24		1,465,000	1,505,287
La Financiere Atalian SAS 4.000%, due 05/15/24[2]	EUR	600,000	742,217
Live Nation Entertainment, Inc. 5.375%, due 06/15/22[2]		425,000	443,062
Nassa Topco AS 2.875%, due 04/06/24[2]	EUR	200,000	245,895
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[2]		175,000	183,600
The ADT Corp. 5.250%, due 03/15/20		275,000	290,469
The Nielsen Co. Luxembourg Sarl 5.000%, due 02/01/25[2,5]		100,000	103,250
Waste Italia SpA 10.500%, due 11/15/19[4,9,10]	EUR	1,425,000	151,822
			8,705,008
Communications equipment—0.21%
NXP BV/NXP Funding LLC 3.750%, due 06/01/18[2]		400,000	404,932
	Face amount[1]		Value
Corporate bonds—(continued)
Communications equipment—(concluded)
3.875%, due 09/01/22[2]		200,000	$207,936
4.125%, due 06/01/21[2]		200,000	209,750
			822,618
Computer software & services—3.02%
BMC Software Finance, Inc. 8.125%, due 07/15/21[2,5]		675,000	696,937
Boxer Parent Co., Inc. 9.000%, due 10/15/19[2,5,6]		125,000	125,312
Camelot Finance SA 7.875%, due 10/15/24[2]		650,000	706,875
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[2]		325,000	335,969
Dell International LLC/EMC Corp. 5.450%, due 06/15/23[2]		75,000	82,662
5.875%, due 06/15/21[2]		725,000	760,344
Diebold Nixdorf, Inc. 8.500%, due 04/15/24		100,000	109,125
Donnelley Financial Solutions, Inc. 8.250%, due 10/15/24		450,000	480,375
Everi Payments, Inc. 10.000%, due 01/15/22		300,000	328,125
Exela Intermediate LLC/Exela Finance, Inc. 10.000%, due 07/15/23[2]		725,000	706,440
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125%, due 05/01/21[2,6]		700,000	724,500
Infor US, Inc. 6.500%, due 05/15/22		850,000	885,062
Informatica LLC 7.125%, due 07/15/23[2,5]		100,000	101,875
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[2]		175,000	182,219
NCR Corp. 6.375%, due 12/15/23		780,000	832,650
Open Text Corp. 5.875%, due 06/01/26[2]		400,000	433,000
Quintiles IMS, Inc. 3.250%, due 03/15/25[2]	EUR	850,000	1,033,764
Rackspace Hosting, Inc. 8.625%, due 11/15/24[2,5]		475,000	513,000
RP Crown Parent LLC 7.375%, due 10/15/24[2]		450,000	470,250
Solera LLC/Solera Finance, Inc. 10.500%, due 03/01/24[2]		275,000	316,250
Southern Graphics, Inc. 8.375%, due 10/15/20[2]		200,000	202,000
SS&C Technologies Holdings, Inc. 5.875%, due 07/15/23		150,000	159,375
Veritas US, Inc./Veritas Bermuda Ltd. 7.500%, due 02/01/23[2]	EUR	325,000	415,514
10.500%, due 02/01/24[2]		400,000	443,000
Western Digital Corp. 7.375%, due 04/01/23[2]		500,000	548,750
			11,593,373

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Consumer products—0.96%
Central Garden & Pet Co. 6.125%, due 11/15/23		275,000	$294,250
First Quality Finance Co., Inc. 5.000%, due 07/01/25[2]		75,000	77,423
High Ridge Brands Co. 8.875%, due 03/15/25[2]		275,000	272,937
Prestige Brands, Inc. 5.375%, due 12/15/21[2]		200,000	205,500
6.375%, due 03/01/24[2]		225,000	241,594
Revlon Consumer Products Corp. 6.250%, due 08/01/24[5]		400,000	303,750
Spectrum Brands, Inc. 4.000%, due 10/01/26[2]	EUR	325,000	402,311
Tempur Sealy International, Inc. 5.625%, due 10/15/23[5]		200,000	208,750
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24		1,575,000	1,677,375
			3,683,890
Consumer services—0.16%
GW Honos Security Corp. 8.750%, due 05/15/25[2]		575,000	612,375
Containers & packaging—2.91%
ARD Finance SA 6.625%, due 09/15/23[6]	EUR	650,000	822,718
7.125%, due 09/15/23[5,6]		400,000	429,664
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.750%, due 03/15/24[2]	EUR	350,000	424,481
4.250%, due 09/15/22[2]		200,000	205,500
4.750%, due 07/15/27[2]	GBP	225,000	299,834
6.000%, due 02/15/25[2]		600,000	640,872
Ball Corp. 4.375%, due 12/15/20		350,000	366,625
4.375%, due 12/15/23	EUR	225,000	303,179
Berry Plastics Corp. 6.000%, due 10/15/22		300,000	318,750
BWAY Holding Co. 7.250%, due 04/15/25[2,5]		625,000	651,562
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2]		150,000	157,500
Grupo KUO SAB De CV 5.750%, due 07/07/27[2]		850,000	864,025
Horizon Holdings I SAS 7.250%, due 08/01/23[4]	EUR	800,000	1,010,966
Kleopatra Holdings 1 SCA 8.500%, due 06/30/23[2,6]	EUR	650,000	757,928
Multi-Color Corp. 6.125%, due 12/01/22[2]		100,000	104,750
OI European Group BV 3.125%, due 11/15/24[2]	EUR	225,000	272,428
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2]		575,000	648,312
ProGroup AG 5.125%, due 05/01/22[2]	EUR	100,000	124,743
5.125%, due 05/01/22[4]	EUR	350,000	436,600
	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[2]		450,000	$473,625
Sealed Air Corp. 5.250%, due 04/01/23[2]		425,000	456,344
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[4]	EUR	300,000	376,892
Silgan Holdings, Inc. 3.250%, due 03/15/25[2]	EUR	650,000	791,516
3.250%, due 03/15/25[4]	EUR	125,000	152,215
4.750%, due 03/15/25[2]		75,000	77,250
			11,168,279
Diversified financial services—4.68%
Alliance Data Systems Corp. 4.500%, due 03/15/22[2]	EUR	550,000	673,860
5.875%, due 11/01/21[2]		100,000	104,000
Ally Financial, Inc. 3.750%, due 11/18/19		300,000	306,750
8.000%, due 12/31/18		475,000	511,219
8.000%, due 11/01/31		310,000	384,787
8.000%, due 11/01/31		285,000	353,756
Amigo Luxembourg SA 7.625%, due 01/15/24[2]	GBP	300,000	410,855
ASP AMC Merger Sub, Inc. 8.000%, due 05/15/25[2]		750,000	743,437
Bank of America Corp. 6.250%, due 09/05/24[7,8]		700,000	771,750
6.300%, due 03/10/26[5,7,8]		175,000	197,969
8.000%, due 01/30/18[7,8]		345,000	354,488
Barclays PLC 8.000%, due 12/15/20[7,8]	EUR	600,000	796,402
8.250%, due 12/15/18[7,8]		1,300,000	1,381,510
CIT Group, Inc. 3.875%, due 02/19/19		350,000	358,312
Citigroup, Inc. 5.900%, due 02/15/23[5,7,8]		925,000	1,001,433
5.950%, due 08/15/20[7,8]		175,000	184,139
5.950%, due 01/30/23[5,7,8]		175,000	189,438
6.250%, due 08/15/26[5,7,8]		150,000	168,510
CNG Holdings, Inc. 9.375%, due 05/15/20[2]		225,000	202,500
FBM Finance, Inc. 8.250%, due 08/15/21[2,5]		700,000	750,750
First Data Corp. 7.000%, due 12/01/23[2]		400,000	431,500
Fly Leasing Ltd. 6.750%, due 12/15/20		200,000	209,250
Garfunkelux Holdco 3 SA 8.500%, due 11/01/22[4]	GBP	300,000	425,507
Hexion, Inc. 10.375%, due 02/01/22[2,5]		475,000	480,937
13.750%, due 02/01/22[2]		425,000	388,875
Intelsat Connect Finance SA 12.500%, due 04/01/22[2,5]		75,000	71,906

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.250%, due 08/15/24[2,3]		200,000	$200,500
7.375%, due 04/01/20[2]		400,000	411,000
KOC Holding AS 5.250%, due 03/15/23[4,5]		750,000	789,600
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.250%, due 03/15/22[2,5]		325,000	335,156
LHC3 PLC[3] 4.125%, due 08/15/24[2,6]	EUR	200,000	238,536
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500%, due 06/01/22		275,000	281,188
9.625%, due 05/01/19		375,000	386,719
Newday Bondco PLC 7.375%, due 02/01/24[2]	GBP	725,000	926,486
NFP Corp. 6.875%, due 07/15/25[2]		300,000	305,213
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750%, due 06/01/25[2]		375,000	389,062
Unifin Financiera SAB de CV SOFOM ENR 7.000%, due 01/15/25[2]		500,000	492,450
Vertiv Intermediate Holding Corp. 12.000%, due 02/15/22[2,6]		900,000	990,000
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		375,000	375,000
			17,974,750
Electric utilities—0.51%
Dynegy, Inc. 7.375%, due 11/01/22[5]		850,000	861,687
NRG Energy, Inc. 6.625%, due 03/15/23		325,000	335,969
6.625%, due 01/15/27[5]		400,000	411,000
7.250%, due 05/15/26		125,000	132,188
NRG Yield Operating LLC 5.000%, due 09/15/26[5]		225,000	229,639
			1,970,483
Electric-generation—0.89%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		300,000	303,000
5.625%, due 05/20/24		75,000	77,813
5.750%, due 05/20/27		275,000	277,750
Calpine Corp. 5.375%, due 01/15/23[5]		100,000	97,125
5.500%, due 02/01/24		475,000	445,312
ContourGlobal Power Holdings SA 5.125%, due 06/15/21[2]	EUR	725,000	900,353
Drax Finco PLC 4.250%, due 05/01/22[2]	GBP	250,000	337,288
GenOn Energy, Inc. 7.875%, due 06/15/17[9]		325,000	219,375
	Face amount[1]	Value
Corporate bonds—(continued)
Electric-generation—(concluded)
Greenko Investment Co. 4.875%, due 08/16/23[4]	300,000	$294,748
TerraForm Power Operating LLC 9.750%, due 08/15/22[2]	425,000	472,812
		3,425,576
Electric-integrated—0.77%
Capex SA 6.875%, due 05/15/24[2]	400,000	400,000
Centrais Eletricas Brasileiras SA 5.750%, due 10/27/21[4]	300,000	310,950
Eskom Holdings SOC Ltd. 5.750%, due 01/26/21[4]	500,000	502,775
6.750%, due 08/06/23[4]	250,000	252,875
Hrvatska Elektroprivreda 5.875%, due 10/23/22[2]	800,000	875,645
Pampa Energia SA 7.500%, due 01/24/27[2]	400,000	415,000
7.500%, due 01/24/27[4]	200,000	207,500
		2,964,745
Electronics—0.90%
Advanced Micro Devices, Inc. 7.000%, due 07/01/24[5]	278,000	298,155
7.500%, due 08/15/22	270,000	303,750
Allegion PLC 5.875%, due 09/15/23	275,000	296,425
Micron Technology, Inc. 5.250%, due 01/15/24[2]	1,725,000	1,797,775
Microsemi Corp. 9.125%, due 04/15/23[2]	66,000	75,900
Qorvo, Inc. 6.750%, due 12/01/23	100,000	109,715
7.000%, due 12/01/25	500,000	568,750
		3,450,470
Energy—0.17%
Neerg Energy Ltd. 6.000%, due 02/13/22[4]	500,000	512,104
Pattern Energy Group, Inc. 5.875%, due 02/01/24[2]	125,000	131,875
		643,979
Energy-exploration & production—0.57%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, due 12/15/24[2]	775,000	813,750
Antero Resources Corp. 5.125%, due 12/01/22	150,000	152,250
5.375%, due 11/01/21	300,000	309,000
Continental Resources, Inc. 5.000%, due 09/15/22	450,000	446,062
Covey Park Energy LLC/Covey Park Finance Corp. 7.500%, due 05/15/25[2]	275,000	281,875

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Delek Logistics Partners LP 6.750%, due 05/15/25[2]		200,000	$202,500
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20[9,10,11,14]		850,000	—
			2,205,437
Finance-captive automotive—1.99%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2]		880,000	900,900
Barminco Finance Pty Ltd. 6.625%, due 05/15/22[2]		50,000	49,000
Cabot Financial Luxembourg II SA 5.875%, due 11/15/21[4,7]	EUR	550,000	683,736
Cabot Financial Luxembourg SA 6.500%, due 04/01/21[4]	GBP	220,000	299,173
HRG Group, Inc. 7.750%, due 01/15/22[5]		395,000	416,725
HT1 Funding GmbH 1.842%, due 06/30/18[7,8]	EUR	800,000	903,003
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.000%, due 08/01/20[5]		1,380,000	1,417,950
6.250%, due 02/01/22[5]		250,000	260,235
Mercury Bondco PLC 8.250%, due 05/30/21[4,6]	EUR	650,000	812,107
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2]		275,000	286,344
NWH Escrow Corp. 7.500%, due 08/01/21[2]		250,000	220,625
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[2]		150,000	152,625
5.500%, due 02/15/24[2]		100,000	101,812
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250%, due 05/15/23[2]		475,000	530,219
Radian Group, Inc. 7.000%, due 03/15/21		275,000	307,656
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 6.750%, due 05/01/22[2]		200,000	212,000
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.000%, due 04/15/23[2]		100,000	103,000
			7,657,110
Finance-other—1.46%
Credivalores-Crediservicios SAS 9.750%, due 07/27/22[2]		600,000	613,200
Financiera Independencia SAB de CV SOFOM ENR 8.000%, due 07/19/24[2]		400,000	401,000
	Face amount[1]		Value
Corporate bonds—(continued)
Finance-other—(concluded)
Navient Corp. 6.500%, due 06/15/22[5]		300,000	$320,160
6.625%, due 07/26/21		75,000	80,438
6.750%, due 06/25/25[5]		150,000	157,500
7.250%, due 09/25/23		125,000	136,756
8.000%, due 03/25/20[5]		2,000,000	2,212,000
Springleaf Finance Corp. 5.250%, due 12/15/19		545,000	567,481
6.000%, due 06/01/20		1,050,000	1,107,750
			5,596,285
Financial services—0.86%
Banco de Bogota SA 5.375%, due 02/19/23[2]		750,000	792,187
Cemex Finance LLC 6.000%, due 04/01/24[2,5]		400,000	424,920
6.000%, due 04/01/24[4]		750,000	795,937
Intesa Sanpaolo SpA 8.047%, due 06/20/18[7,8]	EUR	350,000	439,190
Monitchem HoldCo 2 SA 6.875%, due 06/15/22[4]	EUR	575,000	680,005
VFH Parent LLC/Orchestra Borrower LLC 6.750%, due 06/15/22[2]		150,000	157,500
			3,289,739
Food processors/beverage/bottling—0.08%
Vector Group Ltd. 6.125%, due 02/01/25[2,5]		300,000	309,000
Food products—1.28%
Central American Bottling Corp. 5.750%, due 01/31/27[2]		400,000	424,752
Clearwater Seafoods, Inc. 6.875%, due 05/01/25[2]		150,000	160,125
Cott Corp. 5.500%, due 07/01/24[4]	EUR	250,000	325,427
Cott Finance Corp. 5.500%, due 07/01/24[2]	EUR	500,000	650,853
JBS USA LUX SA/JBS USA Finance, Inc. 8.250%, due 02/01/20[2]		710,000	720,650
Marfrig Holdings Europe BV 8.000%, due 06/08/23[2]		300,000	312,600
8.000%, due 06/08/23[4]		600,000	625,200
Minerva Luxembourg SA 6.500%, due 09/20/26[2]		1,150,000	1,150,000
6.500%, due 09/20/26[4]		250,000	250,000
TreeHouse Foods, Inc. 6.000%, due 02/15/24[2]		275,000	294,938
			4,914,545
Food-wholesale—1.49%
Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 5.750%, due 03/15/25[2]		525,000	475,125
6.625%, due 06/15/24[2,5]		450,000	423,000

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Food-wholesale—(concluded)
Aramark International Finance Sarl 3.125%, due 04/01/25[2]	EUR	375,000	$463,347
Aramark Services, Inc. 5.125%, due 01/15/24		400,000	424,836
Casino Guichard Perrachon SA 4.048%, due 08/05/26[4]	EUR	300,000	384,787
4.870%, due 01/31/19[4,7,8]	EUR	300,000	361,355
Lamb Weston Holdings, Inc. 4.625%, due 11/01/24[2]		50,000	52,188
Matalan Finance PLC 6.875%, due 06/01/19[4]	GBP	500,000	640,064
8.875%, due 06/01/20[4]	GBP	275,000	349,592
Nomad Foods Bondco PLC 3.250%, due 05/15/24[2]	EUR	650,000	784,753
Ocado Group PLC 4.000%, due 06/15/24[2]	GBP	200,000	262,017
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.875%, due 01/15/24		150,000	160,875
Rexel SA 3.500%, due 06/15/23[4]	EUR	750,000	934,182
			5,716,121
Gaming—2.19%
Boyd Gaming Corp. 6.875%, due 05/15/23[5]		1,000,000	1,075,000
Churchill Downs, Inc. 5.375%, due 12/15/21		700,000	728,000
Cirsa Funding Luxembourg SA 5.875%, due 05/15/23[4]	EUR	725,000	905,880
Grupo Posadas SAB de CV 7.875%, due 06/30/22[4]		500,000	522,500
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[2]		250,000	271,250
Lions Gate Entertainment Corp. 5.875%, due 11/01/24[2]		175,000	183,750
MGM Resorts International 6.750%, due 10/01/20		263,000	291,930
7.750%, due 03/15/22		740,000	869,426
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2,5]		675,000	712,969
Safari Holding Verwaltungs GmbH 8.250%, due 02/15/21[4]	EUR	660,120	810,816
Schumann SpA 7.000%, due 07/31/23[4]	EUR	250,000	297,401
Scientific Games International, Inc. 7.000%, due 01/01/22[2]		300,000	319,500
10.000%, due 12/01/22		100,000	111,500
Studio City Co. Ltd. 5.875%, due 11/30/19[2,5]		200,000	211,000
WMG Acquisition Corp. 4.125%, due 11/01/24[4]	EUR	775,000	971,850
5.000%, due 08/01/23[2]		125,000	129,375
			8,412,147
	Face amount[1]		Value
Corporate bonds—(continued)
Health care equipment & supplies—0.06%
Crimson Merger Sub, Inc. 6.625%, due 05/15/22[2,5]		250,000	$245,625
Health care providers & services—5.67%
Alere, Inc. 6.375%, due 07/01/23[2]		370,000	397,750
6.500%, due 06/15/20		375,000	381,094
Catalent Pharma Solutions, Inc. 4.750%, due 12/15/24[2]	EUR	200,000	253,335
CHS/Community Health Systems, Inc. 6.250%, due 03/31/23		100,000	102,375
6.875%, due 02/01/22[5]		625,000	532,031
7.125%, due 07/15/20[5]		450,000	435,077
Concordia International Corp. 7.000%, due 04/15/23[2]		150,000	27,000
9.500%, due 10/21/22[2]		275,000	55,688
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, due 06/15/21[2]		500,000	471,250
Eagle Holding Co. II LLC 7.625%, due 05/15/22[2,6]		100,000	104,000
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 5.875%, due 10/15/24[2,5]		200,000	207,000
6.000%, due 07/15/23[2,5]		1,500,000	1,300,312
Endo Finance LLC 5.750%, due 01/15/22[2]		75,000	69,263
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[2]		150,000	128,250
Envision Healthcare Corp. 5.625%, due 07/15/22		175,000	181,781
6.250%, due 12/01/24[2]		175,000	188,562
Grifols SA 3.200%, due 05/01/25[2]	EUR	1,150,000	1,381,791
HCA, Inc. 5.875%, due 05/01/23		150,000	164,063
5.875%, due 02/15/26		200,000	218,000
7.500%, due 02/15/22		1,925,000	2,223,375
HealthSouth Corp. 5.750%, due 11/01/24		625,000	637,500
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[2]		150,000	158,250
HomeVi SAS 4.250%, due 11/15/21[2,7]	EUR	100,000	119,165
6.875%, due 08/15/21[4]	EUR	525,000	644,826
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc. 7.500%, due 10/01/24[2]		425,000	465,375
Kindred Healthcare, Inc. 8.000%, due 01/15/20		820,000	824,100
8.750%, due 01/15/23[5]		75,000	74,719
LifePoint Health, Inc. 5.500%, due 12/01/21		125,000	129,766
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.625%, due 10/15/23[2,5]		150,000	143,625

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[2,5]		50,000	$54,125
Select Medical Corp. 6.375%, due 06/01/21[5]		50,000	51,500
Surgery Center Holdings, Inc. 6.750%, due 07/01/25[2]		150,000	154,125
Synlab Bondco PLC 3.500%, due 07/01/22[2,7]	EUR	500,000	599,299
Tenet Healthcare Corp. 4.625%, due 07/15/24[2]		175,000	174,125
5.500%, due 03/01/19		1,200,000	1,236,000
7.500%, due 01/01/22[2,5]		125,000	135,000
8.000%, due 08/01/20[5]		225,000	228,656
8.125%, due 04/01/22		275,000	295,625
Unilabs Subholding AB 5.750%, due 05/15/25[2]	EUR	775,000	925,346
Universal Hospital Services, Inc. 7.625%, due 08/15/20		350,000	356,125
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[4]	EUR	700,000	682,526
6.125%, due 04/15/25[2,5]		150,000	127,688
6.375%, due 10/15/20[2,5]		1,675,000	1,628,937
6.750%, due 08/15/18[2,5]		87,000	87,109
6.750%, due 08/15/21[2]		25,000	23,625
7.000%, due 10/01/20[2,5]		425,000	419,687
7.000%, due 03/15/24[2]		350,000	372,750
7.250%, due 07/15/22[2,5]		375,000	353,437
7.500%, due 07/15/21[2,5]		1,920,000	1,864,800
			21,789,808
Hotels, restaurants & leisure—2.10%
Carlson Travel, Inc. 9.500%, due 12/15/24[2]		200,000	202,000
CCM Merger, Inc. 6.000%, due 03/15/22[2]		200,000	209,570
CPUK Finance Ltd. 4.250%, due 08/28/22[2]	GBP	350,000	467,149
Eldorado Resorts, Inc. 6.000%, due 04/01/25		175,000	187,250
7.000%, due 08/01/23		375,000	405,000
FelCor Lodging LP 6.000%, due 06/01/25		1,575,000	1,693,125
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[2,5]		225,000	234,000
Golden Nugget, Inc. 8.500%, due 12/01/21[2]		325,000	344,094
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 5.000%, due 06/01/24[2]		250,000	260,625
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2]		1,367,000	1,457,564
Silversea Cruise Finance Ltd. 7.250%, due 02/01/25[2]		225,000	242,156
Thomas Cook Group PLC 6.250%, due 06/15/22[4]	EUR	100,000	128,028
6.250%, due 06/15/22[2]	EUR	900,000	1,152,252
	Face amount[1]		Value
Corporate bonds—(continued)
Hotels, restaurants & leisure—(concluded)
Viking Cruises Ltd. 8.500%, due 10/15/22[2]		150,000	$157,312
Wagamama Finance PLC 4.125%, due 07/01/22[2]	GBP	200,000	264,540
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2]		50,000	51,188
Wynn Macau Ltd. 5.250%, due 10/15/21[2]		500,000	510,000
Yum! Brands, Inc. 6.250%, due 03/15/18		75,000	77,032
			8,042,885
Insurance—1.06%
Ardonagh Midco 3 PLC 8.375%, due 07/15/23[2]	GBP	625,000	827,800
8.625%, due 07/15/23[2]		400,000	410,500
AssuredPartners, Inc. 7.000%, due 08/15/25[2,3]		250,000	251,875
FWD Ltd. 6.250%, due 01/24/22[4,7,8]		800,000	837,352
Hub Holdings LLC/Hub Holdings Finance, Inc. 8.125%, due 07/15/19[2,6]		675,000	675,000
HUB International Ltd. 7.875%, due 10/01/21[2]		400,000	418,500
MGIC Investment Corp. 5.750%, due 08/15/23		275,000	299,750
USIS Merger Sub, Inc. 6.875%, due 05/01/25[2]		350,000	362,250
			4,083,027
Lodging—0.27%
Inn of the Mountain Gods Resort & Casino 9.250%, due 11/30/20[2,12]		100,000	90,000
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 10.250%, due 11/15/22[2]		250,000	275,000
NCL Corp. Ltd. 4.625%, due 11/15/20[2]		225,000	230,906
NH Hotel Group SA 3.750%, due 10/01/23[4]	EUR	350,000	438,196
			1,034,102
Machinery—0.52%
NEW Areva Holding SA 4.875%, due 09/23/24	EUR	950,000	1,270,225
Tennant Co. 5.625%, due 05/01/25[2]		125,000	132,969
Vertiv Group Corp. 9.250%, due 10/15/24[2]		250,000	276,250
Welbilt, Inc. 9.500%, due 02/15/24		275,000	319,687
			1,999,131
Machinery-construction & mining—0.11%
BlueLine Rental Finance Corp./BlueLine Rental LLC 9.250%, due 03/15/24[2,5]		350,000	379,750

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-construction & mining—(concluded)
Terex Corp. 5.625%, due 02/01/25[2]		50,000	$52,125
			431,875
Manufacturing-diversified—0.99%
Bombardier, Inc. 6.000%, due 10/15/22[2]		300,000	305,625
6.125%, due 05/15/21[4]	EUR	625,000	803,689
6.125%, due 01/15/23[2]		275,000	281,187
7.500%, due 03/15/25[2]		200,000	212,000
8.750%, due 12/01/21[2]		275,000	313,500
Cloud Crane LLC 10.125%, due 08/01/24[2]		350,000	393,750
Colfax Corp. 3.250%, due 05/15/25[2]	EUR	350,000	424,295
Koppers, Inc. 6.000%, due 02/15/25[2]		75,000	79,875
RSI Home Products, Inc. 6.500%, due 03/15/23[2,5]		575,000	603,750
SPX FLOW, Inc. 5.625%, due 08/15/24[2]		175,000	181,125
5.875%, due 08/15/26[2]		175,000	181,563
			3,780,359
Media—3.53%
AMC Entertainment Holdings, Inc. 6.125%, due 05/15/27[5]		150,000	154,298
6.375%, due 11/15/24	GBP	600,000	841,118
AMC Networks, Inc. 4.750%, due 08/01/25		25,000	25,219
Carmike Cinemas, Inc. 6.000%, due 06/15/23[2]		300,000	317,250
Cinemark USA, Inc. 5.125%, due 12/15/22		275,000	283,594
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	288,077
7.625%, due 03/15/20		1,423,000	1,431,894
7.625%, due 03/15/20		127,000	127,318
CSC Holdings LLC 8.625%, due 02/15/19		150,000	164,250
DISH DBS Corp. 5.000%, due 03/15/23		375,000	388,946
5.125%, due 05/01/20		500,000	524,900
5.875%, due 11/15/24		75,000	81,375
7.875%, due 09/01/19		175,000	193,375
Gray Television, Inc. 5.125%, due 10/15/24[2]		225,000	230,344
5.875%, due 07/15/26[2]		525,000	543,375
iHeartCommunications, Inc. 9.000%, due 12/15/19[5]		475,000	383,562
10.000%, due 01/15/18		150,000	88,500
14.000%, due 02/01/21[6]		407,282	97,748
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, due 04/01/23		525,000	549,937
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
National CineMedia LLC 5.750%, due 08/15/26[5]		75,000	$72,000
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[2,5]		550,000	568,562
Quebecor Media, Inc. 5.750%, due 01/15/23		450,000	484,875
Regal Entertainment Group 5.750%, due 06/15/23		700,000	729,750
Salem Media Group, Inc. 6.750%, due 06/01/24[2]		75,000	77,813
Sinclair Television Group, Inc. 5.125%, due 02/15/27[2]		150,000	148,500
5.875%, due 03/15/26[2,5]		225,000	234,562
6.125%, due 10/01/22		142,000	146,970
Sirius XM Radio, Inc. 3.875%, due 08/01/22[2,5]		200,000	204,000
5.375%, due 07/15/26[2]		225,000	235,811
TEGNA, Inc. 6.375%, due 10/15/23		125,000	132,344
The EW Scripps Co. 5.125%, due 05/15/25[2]		225,000	232,875
Townsquare Media, Inc. 6.500%, due 04/01/23[2,5]		325,000	327,437
Univision Communications, Inc. 6.750%, due 09/15/22[2]		700,000	727,125
Urban One, Inc. 9.250%, due 02/15/20[2,5]		200,000	196,000
VTR Finance BV 6.875%, due 01/15/24[4]		1,200,000	1,279,500
Wave Holdco LLC/Wave Holdco Corp. 8.250%, due 07/15/19[2,6]		362,375	366,180
Ziggo Bond Finance BV 6.000%, due 01/15/27[2]		650,000	672,011
			13,551,395
Metals—1.02%
Aleris International, Inc. 7.875%, due 11/01/20		641,000	619,767
9.500%, due 04/01/21[2]		175,000	184,625
Cia Brasileira de Aluminio 4.750%, due 06/17/24[4]		1,100,000	1,075,800
Coeur Mining, Inc. 5.875%, due 06/01/24[2]		150,000	148,125
Constellium NV 5.750%, due 05/15/24[2,5]		250,000	242,500
7.000%, due 01/15/23[4]	EUR	700,000	876,060
Ferroglobe PLC/Globe Specialty Metals, Inc. 9.375%, due 03/01/22[2]		150,000	161,250
Vedanta Resources PLC 6.375%, due 07/30/22[2]		300,000	311,250
8.250%, due 06/07/21[2]		250,000	279,367
			3,898,744
Metals & mining—2.93%
AK Steel Corp. 7.625%, due 10/01/21[5]		175,000	182,656

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Alcoa Nederland Holding BV 7.000%, due 09/30/26[2]		600,000	$667,500
Anglo American Capital PLC 3.500%, due 03/28/22[4]	EUR	700,000	924,519
4.125%, due 09/27/22[2]		400,000	415,000
ArcelorMittal 3.125%, due 01/14/22[4]	EUR	525,000	677,035
6.125%, due 06/01/25[5]		100,000	114,125
6.750%, due 02/25/22[5]		100,000	112,750
7.500%, due 10/15/39		130,000	153,400
Cliffs Natural Resources, Inc. 5.750%, due 03/01/25[2,5]		600,000	585,000
8.250%, due 03/31/20[2,5]		34,000	38,216
First Quantum Minerals Ltd. 7.250%, due 04/01/23[2,5]		300,000	309,375
FMG Resources August 2006 Pty Ltd. 5.125%, due 05/15/24[2,5]		125,000	130,000
Fortune Star BVI Ltd. 5.250%, due 03/23/22[4]		500,000	482,358
Freeport-McMoRan, Inc. 2.300%, due 11/14/17		275,000	275,000
5.450%, due 03/15/43		250,000	230,000
6.500%, due 11/15/20		275,000	282,906
6.625%, due 05/01/21		400,000	409,500
6.750%, due 02/01/22[5]		1,000,000	1,050,000
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[2]		175,000	188,563
Hecla Mining Co. 6.875%, due 05/01/21[5]		275,000	283,937
Hudbay Minerals, Inc. 7.250%, due 01/15/23[2]		125,000	135,469
7.625%, due 01/15/25[2]		100,000	109,750
IAMGOLD Corp. 7.000%, due 04/15/25[2]		225,000	232,762
JSW Steel Ltd. 4.750%, due 11/12/19[4]		250,000	254,500
5.250%, due 04/13/22[4]		500,000	505,498
Kinross Gold Corp. 4.500%, due 07/15/27[2]		200,000	199,250
5.125%, due 09/01/21[5]		175,000	185,883
Novelis Corp. 5.875%, due 09/30/26[2]		100,000	105,250
6.250%, due 08/15/24[2]		150,000	160,500
Park-Ohio Industries, Inc. 6.625%, due 04/15/27[2]		100,000	105,813
Petra Diamonds US Treasury PLC 7.250%, due 05/01/22[2]		200,000	205,150
Teck Resources Ltd. 3.750%, due 02/01/23[5]		125,000	126,094
4.500%, due 01/15/21		100,000	103,875
4.750%, due 01/15/22		350,000	368,238
6.000%, due 08/15/40		475,000	505,875
6.125%, due 10/01/35[5]		200,000	217,000
Zekelman Industries, Inc. 9.875%, due 06/15/23[2]		175,000	198,188
			11,230,935
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—10.49%
American Midstream Partners LP/American Midstream Finance Corp. 8.500%, due 12/15/21[2]	175,000	$176,313
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24	275,000	283,937
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 10.000%, due 04/01/22[2]	625,000	640,625
Bill Barrett Corp. 7.000%, due 10/15/22[5]	125,000	113,750
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[2]	325,000	332,312
Calfrac Holdings LP 7.500%, due 12/01/20[2]	475,000	435,812
California Resources Corp. 8.000%, due 12/15/22[2,5]	1,675,000	1,069,906
Callon Petroleum Co. 6.125%, due 10/01/24[2]	200,000	208,000
6.125%, due 10/01/24[5]	275,000	286,000
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23[5]	400,000	397,500
7.500%, due 09/15/20[5]	350,000	355,031
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	225,000	243,844
7.000%, due 06/30/24	400,000	455,500
Chesapeake Energy Corp. 5.500%, due 09/15/26[2]	75,000	70,875
6.625%, due 08/15/20[5]	800,000	810,000
6.875%, due 11/15/20[5]	75,000	75,563
8.000%, due 12/15/22[2,5]	76,000	80,560
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.750%, due 04/01/25	75,000	75,281
6.250%, due 04/01/23[5]	1,345,000	1,370,219
Denbury Resources, Inc. 6.375%, due 08/15/21	150,000	87,375
9.000%, due 05/15/21[2,5]	360,000	342,900
Eclipse Resources Corp. 8.875%, due 07/15/23	75,000	76,118
Energy Transfer Equity LP 7.500%, due 10/15/20	1,025,000	1,158,250
Ensco PLC 5.750%, due 10/01/44	125,000	83,438
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, due 06/15/23	600,000	379,500
8.000%, due 02/15/25[2,5]	150,000	116,531
9.375%, due 05/01/20	1,760,000	1,498,200
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25[2]	325,000	339,625
Extraction Oil & Gas, Inc. 7.375%, due 05/15/24[2,3]	100,000	103,125
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[5]	430,000	408,500
6.750%, due 06/15/23[5]	225,000	212,062

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20[2]		100,000	$87,500
Gazprom OAO Via Gaz Capital SA 3.600%, due 02/26/21[4]	EUR	1,000,000	1,259,268
4.950%, due 07/19/22[4]		400,000	417,000
Global Marine, Inc. 7.000%, due 06/01/28[5]		125,000	110,625
Gulfport Energy Corp. 6.000%, due 10/15/24[2,5]		250,000	247,350
6.375%, due 05/15/25[2]		225,000	224,719
Holly Energy Partners LP/Holly Energy Finance Corp. 6.000%, due 08/01/24[2]		125,000	130,156
Jones Energy Holdings LLC/Jones Energy Finance Corp. 9.250%, due 03/15/23		200,000	159,000
Laredo Petroleum, Inc. 5.625%, due 01/15/22		275,000	278,094
7.375%, due 05/01/22[5]		800,000	829,000
Lukoil International Finance BV 4.563%, due 04/24/23[4]		400,000	411,518
Matador Resources Co. 6.875%, due 04/15/23		150,000	159,000
MEG Energy Corp. 6.375%, due 01/30/23[2]		400,000	335,000
6.500%, due 01/15/25[2,5]		50,000	48,375
Murphy Oil Corp. 4.700%, due 12/01/22[5]		1,050,000	1,031,625
Nabors Industries, Inc. 4.625%, due 09/15/21[5]		75,000	71,813
5.000%, due 09/15/20		225,000	225,000
5.500%, due 01/15/23[5]		175,000	166,653
Newfield Exploration Co. 5.750%, due 01/30/22		275,000	290,469
Noble Holding International Ltd. 7.750%, due 01/15/24[5]		650,000	517,304
Oasis Petroleum, Inc. 6.500%, due 11/01/21[5]		375,000	370,312
Paramount Resources Ltd. 6.875%, due 06/30/23[2]		300,000	317,250
Parsley Energy LLC/Parsley Finance Corp. 6.250%, due 06/01/24[2]		125,000	132,500
PDC Energy, Inc. 6.125%, due 09/15/24[2]		300,000	307,875
Petrobras Global Finance BV 3.750%, due 01/14/21	EUR	725,000	903,271
4.250%, due 10/02/23	EUR	525,000	647,132
4.375%, due 05/20/23		1,225,000	1,186,719
5.375%, due 01/27/21		850,000	873,375
6.125%, due 01/17/22		600,000	630,750
6.250%, due 03/17/24		665,000	691,999
6.250%, due 12/14/26	GBP	100,000	135,894
6.750%, due 01/27/41		400,000	384,000
7.250%, due 03/17/44		100,000	100,500
7.375%, due 01/17/27		200,000	216,600
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Petroleos de Venezuela SA 8.500%, due 10/27/20[4]	950,000	$627,000
9.750%, due 05/17/35[4]	795,000	311,759
Precision Drilling Corp. 5.250%, due 11/15/24[5]	75,000	67,313
6.500%, due 12/15/21	225,000	221,062
7.750%, due 12/15/23[5]	75,000	75,375
Range Resources Corp. 5.000%, due 08/15/22[2]	150,000	148,500
5.000%, due 03/15/23[2]	125,000	123,438
5.750%, due 06/01/21[2]	275,000	282,219
5.875%, due 07/01/22[2]	500,000	510,625
Resolute Energy Corp. 8.500%, due 05/01/20[5]	425,000	429,250
Rice Energy, Inc. 6.250%, due 05/01/22	50,000	52,250
Rowan Cos., Inc. 7.375%, due 06/15/25[5]	325,000	306,312
RSP Permian, Inc. 6.625%, due 10/01/22	75,000	78,375
Sanchez Energy Corp. 6.125%, due 01/15/23[5]	325,000	265,891
7.750%, due 06/15/21[5]	200,000	181,000
Sandridge Energy, Inc. 7.500%, due 03/15/21[9,10,11,14]	1,425,000	—
SM Energy Co. 6.125%, due 11/15/22[5]	425,000	416,367
6.500%, due 01/01/23[5]	200,000	199,500
6.750%, due 09/15/26[5]	325,000	323,375
Southwestern Energy Co. 4.100%, due 03/15/22[5]	475,000	442,937
5.800%, due 01/23/20[5]	275,000	284,625
6.700%, due 01/23/25[5]	375,000	369,259
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[4]	800,000	788,800
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	675,000	678,375
5.750%, due 04/15/25[5]	125,000	126,563
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20	1,000,000	1,025,000
6.250%, due 04/15/21	900,000	940,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[2,5]	75,000	76,781
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, due 02/01/25[2]	50,000	51,500
6.750%, due 03/15/24	50,000	54,125
Transocean, Inc. 5.800%, due 10/15/22[5]	175,000	165,380
9.000%, due 07/15/23[2,5]	725,000	757,625
9.350%, due 12/15/41	450,000	402,750
Trinidad Drilling Ltd. 6.625%, due 02/15/25[2]	200,000	188,500

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Tullow Oil PLC 6.000%, due 11/01/20[2]		200,000	$193,750
6.250%, due 04/15/22[2,5]		400,000	369,000
Ultra Resources, Inc. 6.875%, due 04/15/22[2]		100,000	103,000
Vermilion Energy, Inc. 5.625%, due 03/15/25[2,5]		225,000	223,312
Weatherford International LLC 6.800%, due 06/15/37[5]		75,000	67,313
Weatherford International Ltd. 6.500%, due 08/01/36[5]		50,000	44,000
7.750%, due 06/15/21[5]		100,000	102,500
8.250%, due 06/15/23[5]		100,000	101,500
9.875%, due 02/15/24[2,5]		325,000	348,562
Whiting Petroleum Corp. 5.000%, due 03/15/19		175,000	173,250
5.750%, due 03/15/21[5]		500,000	474,375
WildHorse Resource Development Corp. 6.875%, due 02/01/25[2]		250,000	245,000
WPX Energy, Inc. 6.000%, due 01/15/22[5]		175,000	179,812
7.500%, due 08/01/20		375,000	401,250
YPF SA 8.500%, due 03/23/21[2]		100,000	111,000
			40,294,253
Oil services—0.76%
Citgo Holding, Inc. 10.750%, due 02/15/20[2]		575,000	605,906
CITGO Petroleum Corp. 6.250%, due 08/15/22[2]		2,005,000	2,040,087
Williams Partners LP/ACMP Finance Corp. 4.875%, due 03/15/24		250,000	261,920
			2,907,913
Paper & forest products—0.56%
Appvion, Inc. 9.000%, due 06/01/20[2]		650,000	334,750
Mercer International, Inc. 6.500%, due 02/01/24[2]		150,000	157,125
Suzano Austria GmbH 7.000%, due 03/16/47[4]		450,000	477,000
7.000%, due 03/16/47[2]		300,000	318,000
WEPA Hygieneprodukte GmbH 3.750%, due 05/15/24[2]	EUR	425,000	526,027
3.750%, due 05/15/24[4]	EUR	275,000	340,371
			2,153,273
Pipelines—1.22%
Martin Midstream Partners LP/Martin Midstream Finance Corp. 7.250%, due 02/15/21		450,000	459,000
MPLX LP 5.500%, due 02/15/23		645,000	663,755
NGPL PipeCo LLC 4.375%, due 08/15/22[2,3]		250,000	257,187
4.875%, due 08/15/27[2,3]		400,000	412,000
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23[5]		400,000	$412,000
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 07/15/22		475,000	471,437
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.250%, due 01/15/25		50,000	53,500
5.875%, due 10/01/20		600,000	612,000
The Williams Cos., Inc. 3.700%, due 01/15/23		425,000	420,614
4.550%, due 06/24/24		150,000	155,438
7.500%, due 01/15/31		50,000	59,500
7.875%, due 09/01/21		325,000	380,250
Transportadora de Gas del Sur SA 9.625%, due 05/14/20[4]		300,000	322,914
			4,679,595
Private Placement-Fixed—0.05%
China Aoyuan Property Group Ltd. 6.350%, due 01/11/20[4]		200,000	204,510
Real estate investment trusts—3.28%
China Aoyuan Property Group Ltd. 6.525%, due 04/25/19[4]		500,000	510,931
China Evergrande Group 7.500%, due 06/28/23[4]		500,000	492,316
China SCE Property Holdings Ltd. 10.000%, due 07/02/20[4]		1,000,000	1,085,917
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/22[4,10]		900,000	899,991
Country Garden Holdings Co. Ltd. 4.750%, due 07/25/22[4]		300,000	297,863
Crescent Communities LLC/Crescent Ventures, Inc. 8.875%, due 10/15/21[2]		375,000	393,750
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[4]		400,000	397,480
Greystar Real Estate Partners LLC 8.250%, due 12/01/22[2]		375,000	404,531
Jababeka International BV 6.500%, due 10/05/23[4]		400,000	413,825
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		750,000	770,625
MPT Operating Partnership LP/MPT Finance Corp. 3.325%, due 03/24/25	EUR	700,000	857,121
6.375%, due 03/01/24		325,000	354,250
Realogy Group LLC/Realogy Co-Issuer Corp. 4.500%, due 04/15/19[2]		225,000	232,313
4.875%, due 06/01/23[2,5]		500,000	505,000
RKP Overseas Finance 2016 A Ltd. 7.950%, due 02/17/22[4,8]		600,000	618,000
Tesco Property Finance 3 PLC 5.744%, due 04/13/40[4]	GBP	878,456	1,282,168
The GEO Group, Inc. 6.000%, due 04/15/26		200,000	208,228

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Theta Capital Pte Ltd. 7.000%, due 04/11/22[4]	600,000	$626,818
Times Property Holdings Ltd. 6.250%, due 01/23/20[4]	800,000	808,991
Uniti Group, Inc./Uniti Fiber Holdings, Inc./CSL Capital LLC 7.125%, due 12/15/24[2]	250,000	244,375
Yanlord Land HK Co. Ltd. 5.875%, due 01/23/22[4]	500,000	518,254
Yuzhou Properties Co. Ltd. 6.000%, due 01/25/22[4]	650,000	653,911
		12,576,658
Retail—2.04%
1011778 BC ULC/New Red Finance, Inc. 6.000%, due 04/01/22[2]	675,000	696,600
99 Cents Only Stores LLC 11.000%, due 12/15/19	225,000	185,063
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[2]	725,000	731,887
Asbury Automotive Group, Inc. 6.000%, due 12/15/24	100,000	102,250
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23	250,000	269,375
Carrols Restaurant Group, Inc. 8.000%, due 05/01/22[2]	25,000	26,725
Cumberland Farms, Inc. 6.750%, due 05/01/25[2]	75,000	80,250
FirstCash, Inc. 5.375%, due 06/01/24[2]	125,000	131,563
Group 1 Automotive, Inc. 5.250%, due 12/15/23[2]	225,000	225,562
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[2]	600,000	650,100
JC Penney Corp., Inc. 5.650%, due 06/01/20	200,000	202,000
6.375%, due 10/15/36[5]	75,000	55,500
Landry's, Inc. 6.750%, due 10/15/24[2]	650,000	666,445
Lithia Motors, Inc. 5.250%, due 08/01/25[2]	125,000	128,750
Nathan's Famous, Inc. 10.000%, due 03/15/20[2]	425,000	449,437
Rite Aid Corp. 6.125%, due 04/01/23[2,5]	575,000	569,969
7.700%, due 02/15/27[5]	150,000	148,125
rue21, Inc. 9.000%, due 10/15/21[2,9,10]	250,000	1,250
Sonic Automotive, Inc. 6.125%, due 03/15/27[5]	275,000	276,375
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.500%, due 06/01/24	1,800,000	1,782,000
The Hillman Group, Inc. 6.375%, due 07/15/22[2,5]	200,000	192,500
The Scotts Miracle-Gro Co. 6.000%, due 10/15/23	225,000	241,594
		7,813,320
	Face amount[1]		Value
Corporate bonds—(continued)
Software—0.05%
MSCI, Inc. 4.750%, due 08/01/26[2]		175,000	$181,563
Specialty retail—0.48%
Hanesbrands Finance Luxembourg SCA 3.500%, due 06/15/24[2]	EUR	700,000	868,055
L Brands, Inc. 6.750%, due 07/01/36		350,000	332,500
Takko Luxembourg 2 SCA 6.669%, due 04/15/19[4,7]	EUR	300,000	340,934
9.875%, due 04/15/19[4]	EUR	250,000	290,031
			1,831,520
Steel—0.21%
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2]		750,000	816,563
Telecom-integrated/services—0.67%
GCX Ltd. 7.000%, due 08/01/19[4]		500,000	455,528
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		300,000	328,125
Intelsat Luxembourg SA 6.750%, due 06/01/18		175,000	171,500
7.750%, due 06/01/21[5]		225,000	144,000
8.125%, due 06/01/23[5]		2,390,000	1,479,410
			2,578,563
Telecommunication services—2.34%
Altice Financing SA 5.250%, due 02/15/23[4]	EUR	500,000	626,116
6.625%, due 02/15/23[2]		200,000	211,875
7.500%, due 05/15/26[2]		200,000	221,760
Altice Luxembourg SA 7.750%, due 05/15/22[2]		1,200,000	1,275,000
Avaya, Inc. 7.000%, due 04/01/19[2,9,10]		500,000	412,500
9.000%, due 04/01/19[2,9,10]		225,000	183,375
Block Communications, Inc. 6.875%, due 02/15/25[2]		250,000	271,250
CBS Radio, Inc. 7.250%, due 11/01/24[2,5]		250,000	263,438
Digicel Ltd. 6.000%, due 04/15/21[2]		125,000	121,500
6.000%, due 04/15/21[4]		900,000	874,800
6.750%, due 03/01/23[4]		500,000	478,125
Embarq Corp. 7.995%, due 06/01/36		450,000	457,312
Uniti Group, Inc./CSL Capital LLC 6.000%, due 06/15/25[2]		725,000	779,375
VimpelCom Holdings BV 5.950%, due 02/13/23[4]		450,000	483,079
Wind Acquisition Finance SA 4.000%, due 07/15/20[4]	EUR	1,150,000	1,378,388
7.375%, due 04/23/21[2]		800,000	832,880

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunication services—(concluded)
Xplornet Communications, Inc. 9.625%, due 06/01/22[2,6]		100,000	$103,750
			8,974,523
Telecommunications equipment—0.07%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/25		250,000	261,095
Telephone-integrated—2.49%
Frontier Communications Corp. 10.500%, due 09/15/22		1,625,000	1,527,500
11.000%, due 09/15/25		850,000	775,625
Level 3 Financing, Inc. 5.375%, due 08/15/22		125,000	128,438
5.625%, due 02/01/23		175,000	182,438
6.125%, due 01/15/21		475,000	488,062
SoftBank Group Corp. 4.750%, due 07/30/25[4]	EUR	700,000	938,458
6.000%, due 07/19/23[4,7,8]		800,000	807,000
Sprint Capital Corp. 6.875%, due 11/15/28		350,000	381,500
8.750%, due 03/15/32		1,595,000	1,977,800
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	450,000	791,229
Virgin Media Finance PLC 5.750%, due 01/15/25[2]		200,000	209,000
6.000%, due 10/15/24[2]		200,000	211,624
6.375%, due 04/15/23[2]		200,000	210,000
Virgin Media Receivables Financing Notes I DAC 5.500%, due 09/15/24[4]	GBP	475,000	650,995
Virgin Media Secured Finance PLC 6.000%, due 01/15/25[2,12]	GBP	175,000	268,210
			9,547,879
Trading companies & distributors—0.18%
Golden Legacy Pte Ltd. 6.875%, due 03/27/24[2]		250,000	251,134
8.250%, due 06/07/21[4]		400,000	429,012
			680,146
Transportation services—0.60%
Algeco Scotsman Global Finance PLC 9.000%, due 10/15/18[4]	EUR	300,000	342,739
Moto Finance PLC 4.500%, due 10/01/22[2]	GBP	225,000	301,467
WFS Global Holding SAS 9.500%, due 07/15/22[2]	EUR	100,000	128,442
9.500%, due 07/15/22[4]	EUR	650,000	834,875
12.500%, due 12/30/22[4]	EUR	200,000	260,436
XPO Logistics, Inc. 6.125%, due 09/01/23[2]		225,000	234,000
6.500%, due 06/15/22[2]		200,000	207,750
			2,309,709
	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—3.55%
CenturyLink, Inc. 5.625%, due 04/01/20[5]		200,000	$210,500
5.625%, due 04/01/25[5]		100,000	98,625
5.800%, due 03/15/22		475,000	493,406
6.750%, due 12/01/23[5]		350,000	371,437
7.500%, due 04/01/24[5]		25,000	27,156
7.600%, due 09/15/39		975,000	904,312
Cogent Communications Group, Inc. 5.375%, due 03/01/22[2]		150,000	157,125
Digicel Group Ltd. 8.250%, due 09/30/20[2]		1,550,000	1,486,062
eDreams ODIGEO SA 8.500%, due 08/01/21[2]	EUR	225,000	290,255
8.500%, due 08/01/21[4]	EUR	425,000	548,259
Intelsat Jackson Holdings SA 7.250%, due 10/15/20		75,000	72,000
9.750%, due 07/15/25[2]		575,000	594,406
Match Group, Inc. 6.375%, due 06/01/24		425,000	462,719
Matterhorn Telecom SA 3.250%, due 02/01/23[2,7]	EUR	375,000	445,035
3.875%, due 05/01/22[4]	EUR	625,000	761,176
Nokia OYJ 3.375%, due 06/12/22		75,000	75,890
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, due 02/15/25[2]		200,000	200,250
Sable Intrenational Finance Ltd. 6.875%, due 08/01/22[2]		400,000	431,500
Sprint Communications, Inc. 8.375%, due 08/15/17		50,000	50,100
9.000%, due 11/15/18[2]		46,000	49,795
9.250%, due 04/15/22		225,000	277,875
Sprint Corp. 7.875%, due 09/15/23		75,000	85,125
T-Mobile USA, Inc. 4.000%, due 04/15/22[5]		175,000	182,438
5.125%, due 04/15/25		25,000	26,500
6.625%, due 04/01/23		650,000	687,375
United Group BV 4.375%, due 07/01/22[2]	EUR	425,000	502,059
4.875%, due 07/01/24[2]	EUR	325,000	382,331
ViaSat, Inc. 6.875%, due 06/15/20		1,984,000	2,027,400
Windstream Services LLC 7.500%, due 06/01/22[5]		50,000	42,750
7.750%, due 10/15/20[5]		375,000	360,938
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[2]		500,000	530,000
6.000%, due 04/01/23		750,000	790,312
			13,625,111
Total corporate bonds (cost—$347,239,559)			361,996,726

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Loan assignments[7]—2.62%
Aerospace & defense—0.02%
Sequa Corp. 1st Lien Term Loan 6.814%, due 11/28/21	75,000	$75,563
Broadcast—0.33%
Asurion LLC New Term Loan B4 4.484%, due 08/04/22	910,921	913,845
Hercules Offshore LLC Exit Term Loan 0.000%, due 05/06/20[10]	197,241	147,931
RP Crown Parent LLC 2016 Term Loan B 4.734%, due 10/12/23	124,375	125,774
Terex Corp. 2017 Term Loan B 3.726%, due 01/31/24	74,813	75,031
		1,262,581
Building materials—0.01%
Forterra Finance, LLC 2017 Term Loan B 4.234%, due 10/25/23	24,937	23,929
Chemicals—0.05%
Unifrax Corp. 2017 USD Term Loan B 5.046%, due 04/04/24	175,000	176,750
Computer software & services—0.12%
Everi Payments, Inc. Term Loan B 5.754%, due 05/09/24	275,000	278,322
Tempo Acquisition LLC Term Loan 4.227%, due 05/01/24	200,000	201,542
		479,864
Consumer products—0.18%
Prestige Brands, Inc. Term Loan B4 3.984%, due 01/26/24	298,809	300,261
Revlon Consumer Products Corp. 2016 Term Loan B 4.734%, due 09/07/23	421,813	380,449
		680,710
Containers & packaging—0.16%
Berry Plastics Group, Inc. Term Loan J 3.724%, due 01/19/24	124,688	125,155
Consolidated Container Co. LLC 2017 1st Lien Term Loan 4.734%, due 05/22/24	150,000	151,125
Flex Acquisition Co., Inc. 1st Lien Term Loan 4.549%, due 12/29/23	349,125	350,996
		627,276
Electronics—0.03%
Micron Technology, Inc. Term Loan 3.800%, due 04/26/22	99,748	100,606
Entertainment—0.13%
Gateway Casinos & Entertainment Limited Term Loan B1 5.046%, due 02/22/23	275,000	276,719
Lions Gate Entertainment Corp. 2016 1st Lien Term Loan 4.234%, due 12/08/23	205,625	207,488
		484,207
	Face amount[1]	Value
Loan assignments[7]—(continued)
Financial services—0.28%
Air Methods Corp. 2017 Term Loan B 4.796%, due 04/21/24	196,688	$195,950
Camelot UK Holdco Ltd. 2017 Term Loan B 4.734%, due 10/03/23	223,315	225,716
iPayment, Inc. 2017 Term Loan 7.305%, due 04/06/23	200,000	201,500
Seminole Tribe of Florida 2017 Term Loan B 3.456%, due 07/08/24	250,000	251,043
VFH Parent LLC Escrow 1.875%, due 12/30/21	125,000	126,719
Werner Co. 2017 Term Loan 4.000%, due 06/23/24[13]	75,000	75,000
		1,075,928
Gaming—0.46%
Mohegan Tribal Gaming Authority 2016 Term Loan B 5.234%, due 10/13/23	322,939	326,639
Scientific Games International, Inc. 2017 Term Loan B3 5.233%, due 10/01/21	1,445,754	1,447,113
		1,773,752
Healthcare-services—0.08%
Jaguar Holding Co. II 2017 Term Loan 3.984%, due 08/18/22	318,500	320,570
Hotels, restaurants & leisure—0.23%
LTF Merger Sub, Inc. 2017 Term Loan B 4.234%, due 06/10/22	643,624	647,003
RHP Hotel Properties LP 2017 Term Loan B 3.440%, due 05/11/24	249,375	250,622
		897,625
Insurance—0.05%
USI, Inc. 2017 Term Loan B 4.180%, due 05/16/24	200,000	199,376
Manufacturing-diversified—0.04%
Columbus McKinnon Corp. Term Loan B 4.296%, due 01/31/24	142,041	143,284
Oil & gas—0.27%
California Resources Corp. Second Out Term Loan 11.601%, due 12/31/21	225,000	241,988
Chesapeake Energy Corp. Term Loan 8.686%, due 08/23/21	250,000	268,187
Citgo Holding Inc. 2015 Term Loan B 9.796%, due 05/12/18	388,180	393,397
Peabody Energy Corp. Exit Term Loan 5.734%, due 03/31/22	146,931	148,143
		1,051,715
Retail-restaurant—0.04%
1011778 B.C. Unlimited Liability Co. Term Loan B3 3.546%, due 02/16/24	149,624	149,543

PACE High Yield Investments

Portfolio of investments—July 31, 2017

	Face amount[1]	Value
Loan assignments[7]—(concluded)
Wireless telecommunication services—0.14%
Radiate Holdco, LLC 1st Lien Term Loan 4.234%, due 02/01/24	299,250	$294,932
Zayo Group LLC 2017 Incremental Term Loan 3.478%, due 01/19/24	232,363	233,208
		528,140
Total loan assignments (cost—$10,047,039)		10,051,419
	Number of shares
Common stocks—0.47%
Energy-exploration & production—0.11%
Chaparral Energy, Inc.*,10,11	3,605	74,984
Chaparral Energy, Inc., Class A*,10	16,834	350,147
		425,131
Metals & mining—0.01%
Aleris International*,10	795	20,670
Oil, gas & consumable fuels—0.35%
Bonanza Creek Energy, Inc.*	11,869	344,662
Denbury Resources, Inc.*,5	36,546	53,357
Halcon Resources Corp.*	73,785	484,030
Linn Energy, Inc.*,10	2,576	90,546
Midstates Petroleum Co., Inc.*	395	5,601
Peabody Energy Corp.*,10,11	919	24,480
Peabody Energy Corp.*	11,313	317,217
SandRidge Energy, Inc.*	1,483	28,637
		1,348,530
Total common stocks (cost—$2,142,685)		1,794,331
Preferred stocks—0.12%
Oil, gas & consumable fuels—0.04%
Peabody Energy Corp.[10]	3,285	175,748
Transportation infrastructure—0.08%
Seaspan Corp.	11,327	291,670
Total preferred stocks (cost—$365,933)		467,418
	Number of warrants
Warrants—0.14%
Automobiles—0.14%
General Motors Co., strike price $18.33, expires 07/10/19*	30,621	548,728
	Number of warrants	Value
Warrants—(concluded)
Oil & Gas—0.00%†
SandRidge Energy, Inc. Strike price $41.34, expires 10/04/22*	2,784	$2,227
Strike price $42.03, expires 10/04/22*	1,172	762
		2,989
Oil, gas & consumable fuels—0.00%†
Midstates Petroleum Co., Inc. strike price $24.00, expires 04/21/20*,10,11	2,804	1,400
Peabody Energy Corp., strike price $0.01, expires 07/03/17*,10,11	26	693
		2,093
Total warrants (cost—$276,823)		553,810
	Face amount[1]
Repurchase agreement—1.60%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $6,005,668 US Treasury Note, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$6,254,641); proceeds: $6,132,009 (cost—$6,132,000)	6,132,000	6,132,000
	Number of shares
Investment of cash collateral from securities loaned—10.18%
Money market fund—10.18%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$39,105,815)	39,105,815	39,105,815
Total investments (cost—$405,309,854)—109.40%		420,101,519
Liabilities in excess of other assets—(9.40)%		(36,086,629)
Net assets—100.00%		$384,014,890

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes was $406,033,824; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$20,265,471
Gross unrealized depreciation	(6,197,776)
Net unrealized appreciation	$14,067,695

PACE High Yield Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SSC	EUR	61,676,379	USD	70,294,789	08/01/17	$(2,717,733)
SSC	EUR	56,756,653	USD	66,680,497	09/01/17	(612,215)
SSC	GBP	10,221,613	USD	13,250,839	08/01/17	(235,562)
SSC	GBP	9,227,781	USD	12,087,101	09/01/17	(100,002)
SSC	USD	135,000	EUR	115,842	08/01/17	2,134
SSC	USD	265,000	EUR	230,817	08/01/17	8,241
SSC	USD	4,896,000	EUR	4,295,151	08/01/17	188,602
SSC	USD	539,000	EUR	472,856	08/01/17	20,767
SSC	USD	864,000	GBP	671,353	08/01/17	21,784
						$(3,423,984)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$361,996,726	$0	$361,996,726
Loan assignments	—	9,903,488	147,931	10,051,419
Common stocks	1,674,197	99,464	20,670	1,794,331
Preferred stocks	291,670	175,748	—	467,418
Warrants	551,718	2,092	—	553,810
Repurchase agreement	—	6,132,000	—	6,132,000
Investment of cash collateral from securities loaned	—	39,105,815	—	39,105,815
Forward foreign currency contracts	—	241,528	—	241,528
Total	$2,517,585	$417,656,861	$168,601	$420,343,047
Liabilities
Forward foreign currency contracts	$—	$(3,665,512)	$—	$(3,665,512)

At July 31, 2017, there was a transfer between Level 1 and Level 2.

PACE High Yield Investments

Portfolio of investments—July 31, 2017

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended July 31, 2017:

	Corporate bonds	Common stocks	Loan assignment	Total
Beginning balance	$11,918	$—	$—	$11,918
Purchases	—	13,981	—	13,981
Sales	(13,759)	—	—	(13,759)
Accrued discounts/(premiums)	(49)	—	—	(49)
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	1,890	6,689	—	8,579
Transfers into Level 3	—	—	147,931	147,931
Transfers out of Level 3	—	—	—	—
Ending balance	$0	$20,670	$147,931	$168,601

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2017, was $6,689. Transfers into Level 3 represent the value at the end of the period.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Security, or portion thereof, was on loan at the period end.

6  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

7  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

8  Perpetual investment. Date shown reflects the next call date.

9  Bond interest in default.

10  Illiquid investment at the period end.

11  Security is being fair valued by a valuation committee under the direction of the board of trustees.

12  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

13  Position is unsettled. Contract rate was not determined at July 31, 2017 and does not take effect until settlement.

14  These securities are considered illiquid and restricted. At the period end, the value of these securities amounted to 0.00% of net assets. The table below provides further information:

Illiquid & restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 07/31/17	Value as a percentage of net asset
Peabody Energy Corp., 10.000%, due 03/15/22	04/03/17	$0	0.00%	$0	0.00%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, due 10/01/20	11/10/16	0	0.00	0	0.00
Sandridge Energy, Inc., 7.500%, due 03/15/21	10/04/16	0	0.00	0	0.00

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares returned 16.03% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") gained 13.76%, and the Lipper Large-Cap Value Funds category posted a median return of 15.58%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 144. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

Pzena

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period. This was driven by our holdings in the financial, health care, technology and producer durables sectors. In addition, a lack of exposure to the utilities and consumer staples sectors, which were weak during the reporting period, was additive for results. Our top individual contributors to performance were in financials and included Bank of America Corp., Citigroup, Inc. and Morgan Stanley. Share prices for all three companies rose throughout the fiscal year, particularly on the strength of a post-US election rally and strong results in the most recent Federal Reserve stress test. Parker-Hannifin Corp., a leading manufacturer of hydraulic and motion control systems, also was a top contributor to results, benefiting from an improving economy and continued cost cutting initiatives. The largest detractor from performance was the consumer discretionary sector, although our weakest individual returns were energy holdings Cenovus Energy and Exxon Mobil. They were negatively impacted by lower oil prices and, in the case of Cenovus Energy, an expensive acquisition that increased debt on its balance sheet. As of the end of the reporting period, we continue to hold all of the aforementioned companies.

Improving fundamentals, coupled with wide valuation spreads, make for an attractive environment for deep value stocks. While there has been a shift in our portion of the Portfolio with the addition of health care holdings, we remain tilted toward cyclicals. Our largest position is in financials, as we take advantage of strong earnings growth from a better environment, combined with large expense reductions and increasing capital returns to shareholders. We also have exposure to the technology and consumer discretionary sectors, and a growing exposure in health care, as we take advantage of drug price fears. We currently have little or no exposure in consumer staples or utilities, as we are not finding opportunities in those sectors.

No derivatives were used in the portfolio during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA and Mark Donovan, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

Pzena: The Portfolio follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive funda-

(continued on next page)

PACE Large Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

Boston Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period. Outperformance was the result of stock selection, coupled with allocation effect.

Strong stock selection in the technology and capital goods sectors contributed to results during the reporting period. In technology, owning high quality stocks such as Microsoft and TE Connectivity, both of which are not in the benchmark, has proven beneficial. Overweighting stocks that are in the benchmark, such as Apple, DXC Technology, and Leidos Holdings, also contributed to performance. In capital goods, not owning General Electric was rewarded. Also adding value was an overweight to the financial sector, especially in financial services and major banks.

Several short holdings also contributed to results. In particular, shorts to energy and consumer non-durables were the largest contributors to performance, as both sectors declined during the reporting period. Shorts of Hess Corp. and Southwestern Energy were also beneficial as their share prices fell. Within consumer non-durables, shorts to TreeHouse Foods and Mattel were additive as their shares declined as well. We covered and closed our short positions in Southwestern Energy and Mattel prior to the end of the reporting period as the companies reached our target price.

The largest detractor from performance largely came from stock selection and allocation effect in the health care sector. Health care supply company McKesson was the largest individual detractor. The transportation sector was also a detractor from performance. In particular, not owning CSX Corp. hurt relative performance. Short positions in the technology and capital goods sectors also detracted from results. Our short position in Telecommunications equipment company Arista Networks and electronic company Itron detracted from results, as they traded higher. In capital goods, machinery company Deere also traded higher during the period and detracted from performance.

Derivatives were not used during the reporting period.

Los Angeles Capital

Our portion of the Portfolio underperformed the benchmark during the reporting period, with fundamental factor exposures and industry tilts detracting from results. Exposure to companies with larger dividend yields and greater appraisal (intrinsic) value was the top detractor from returns as these companies underperformed. Additionally, companies with higher expected earnings growth fared well over the period and a tilt away from such companies further held back our results. Within industries, underweights to consumer services and diversified financials detracted notably from performance. On the upside, a tilt toward stocks with higher book-to-price multiples added value.

Among contributing factors, a modest exposure to companies with stronger one-year momentum was the leading contributor to performance as these

Investment process
(continued)

mental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

Boston Partners: The Portfolio invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals and positive business momentum. The Portfolio establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. The short side of the portfolio is selected by identifying the contra-characteristics that we look for on the long portfolio and covering a short if the stock reaches its fair value or there is a positive change in fundamentals or business momentum.

Los Angeles Capital: The Portfolio employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. The Portfolio uses Los Angeles Capital's proprietary quantitative model that includes fundamental data

(continued on next page)

PACE Large Co Value Equity Investments

Subadvisors' comments (Unaudited) – concluded

historical winners continued to rally over the reporting period. Additionally, tilts toward securities with greater financial risk, as measured by distress and leverage, and companies with larger sources of foreign revenue added to our returns. Smaller-cap companies in the Russell 1000 Value Index were also rewarded during the period, and a tilt toward these companies added value. Within industries, overweights to banks, insurance, and technology hardware and equipment contributed to returns.

As of the end of the reporting period, our portion of the Portfolio was overweight technology, capital goods and health care, while being underweight retail, finance and biotechnology. Our portion of the Portfolio exhibited a lower price-to-earnings multiple, a lower price-to-book multiple and a lower dividend yield relative to the Russell 1000 Value Index. We also displayed an earnings growth rate above the benchmark level and were tilted toward relatively smaller companies.

Derivatives were not used during the reporting period.

River Road Asset Management

Our portion of the Portfolio underperformed the benchmark during the reporting period. The most significant positive impacts on performance were stock selection in the real estate sector and an underweight in the health care sector. Four of our seven real estate holdings outperformed their respective broader sector returns. The three holdings with the largest contributions to our returns during the reporting period were PNC Financial Services Group, Microsoft and BB&T.

On the downside, overall stock selection and sector allocation were both negative for results. The most significant detractors were stock selection in the consumer discretionary sector and an underweight in financials. Of our 14 holdings in the consumer discretionary sector, 11 underperformed the broader sector return, including Target, our weakest performer during the reporting period. The other two largest detractors were W.W. Grainger and Verizon Communications. As of the end of the reporting period, we continue to hold all of the aforementioned companies.

Derivatives were not used during the reporting period.

Investment process
(concluded)

inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

River Road: The Portfolio utilizes a fundamentally driven research process to identify attractive purchase candidates from an all cap universe of high yielding equity securities. The firm seeks to invest in well-managed, financially strong companies with high and growing dividends, targeting companies that are also trading at a meaningful discount to the Portfolio's assessed valuation. The stock selection process is complemented by a risk averse approach that employs balanced diversification and a structured sell discipline.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	15.74%	13.84%	5.84%
Class C2	14.80	12.95	5.00
Class Y3	16.02	14.12	6.13
Class P4	16.03	14.12	6.10
After deducting maximum sales charge
Class A1	9.38	12.55	5.25
Class C2	13.80	12.95	5.00
Russell 1000 Value Index[5]	13.76	14.00	6.21
Lipper Multi-Cap Value Funds median[6]	15.47	13.35	5.71
Lipper Large-Cap Value Funds median[6]	15.58	13.05	5.45

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	17.93%	13.60%	5.30%
Class C2	17.02	12.70	4.47
Class Y3	18.27	13.87	5.59
Class P4	18.23	13.87	5.56
After deducting maximum sales charge
Class A1	11.46	12.33	4.71
Class C2	16.02	12.70	4.47

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.48% and 1.48%; Class C—2.26% and 2.26%; Class Y—1.23% and 1.23%; and Class P—1.24% and 1.24% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02%; and Class P—1.02% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On June 15 2017, Lipper changed the peer group classification for PACE Large Co Value Equity Investments from the Large-Cap Value Funds category to the Multi-Cap Value Funds category.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Value Equity Investments

PACE Large Co Value Equity Investments

Portfolio statistics—July 31, 2017 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Citigroup, Inc.	2.5%
JPMorgan Chase & Co.	2.3
Bank of America Corp.	2.2
Chevron Corp.	1.7
Wells Fargo & Co.	1.7
Berkshire Hathaway, Inc., Class B	1.6
Exxon Mobil Corp.	1.5
Oracle Corp.	1.5
The Goldman Sachs Group, Inc.	1.5
Wal-Mart Stores, Inc.	1.5
Total	18.0%
Top ten holdings (short holdings)[1]	Percentage of net assets
TreeHouse Foods, Inc.	(0.2)%
PulteGroup, Inc.	(0.2)
Assurant, Inc.	(0.2)
Capital One Financial Corp.	(0.2)
Flowserve Corp.	(0.2)
T Rowe Price Group, Inc.	(0.2)
Casey's General Stores, Inc.	(0.2)
Navient Corp.	(0.2)
Synchrony Financial	(0.2)
HollyFrontier Corp.	(0.2)
Total	(2.0)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	99.5%
Bermuda	2.7
Ireland	2.1
United Kingdom	2.0
Switzerland	1.7
Total	108.0%
Sectors (long holdings)[1]	Percentage of net assets
Financials	32.9%
Information Technology	15.4
Health Care	12.2
Consumer Discretionary	11.8
Industrials	11.6
Energy	11.5
Consumer Staples	6.2
Materials	6.0
Utilities	2.8
Telecommunication Services	1.3
Total	111.7%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(12.3)%
Bermuda	(0.3)
Netherlands	(0.2)
Ireland	(0.1)
India	(0.1)
Total	(13.0)%
Sectors (short holdings)[1]	Percentage of net assets
Financials	(3.9)%
Consumer Discretionary	(1.9)
Information Technology	(1.8)
Industrials	(1.4)
Energy	(1.1)
Health Care	(1.0)
Materials	(1.0)
Consumer Staples	(0.8)
Utilities	(0.2)
Telecommunication Services	(0.1)
Total	(13.2)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—111.72%
Aerospace & defense—1.57%
Arconic, Inc.	20,976	$519,995
General Dynamics Corp.	33,195	6,517,174
Raytheon Co.	31,940	5,486,334
Spirit AeroSystems Holdings, Inc., Class A	22,584	1,364,751
United Technologies Corp.	60,734	7,201,231
		21,089,485
Air freight & logistics—0.61%
United Parcel Service, Inc., Class B	67,456	7,439,722
XPO Logistics, Inc.*,1	12,970	779,627
		8,219,349
Airlines—0.91%
American Airlines Group, Inc.	8,810	444,377
Delta Air Lines, Inc.	90,201	4,452,321
JetBlue Airways Corp.*	17,970	394,082
Southwest Airlines Co.	48,011	2,665,091
Spirit Airlines, Inc.*	24,040	933,954
United Continental Holdings, Inc.*	50,221	3,398,957
		12,288,782
Auto components—0.59%
Adient PLC	16,990	1,112,335
BorgWarner, Inc.[1]	108,475	5,070,121
Gentex Corp.	52,800	898,656
Lear Corp.	6,050	896,550
		7,977,662
Automobiles—0.58%
Ford Motor Co.	609,346	6,836,862
General Motors Co.	25,850	930,083
		7,766,945
Banks—6.87%
BB&T Corp.	303,914	14,381,211
Commerce Bancshares, Inc.[1]	43,977	2,552,425
East West Bancorp, Inc.[2]	56,492	3,218,914
Fifth Third Bancorp	181,899	4,856,703
Lloyds Banking Group PLC, ADR [1]	599,967	2,111,884
People's United Financial, Inc.[1]	26,710	465,822
Popular, Inc.	53,554	2,256,766
Regions Financial Corp.	771,096	11,258,002
SunTrust Banks, Inc.	32,058	1,836,603
Synovus Financial Corp.	65,580	2,851,418
TCF Financial Corp.	36,403	573,711
The PNC Financial Services Group, Inc.	58,470	7,530,936
US Bancorp	284,031	14,991,156
Wells Fargo & Co.[2]	417,817	22,537,049
Western Alliance Bancorp*	18,550	934,549
		92,357,149
Beverages—0.96%
Coca-Cola European Partners PLC	71,454	3,088,956
Molson Coors Brewing Co., Class B	22,520	2,003,830
PepsiCo, Inc.	49,435	5,764,615
The Coca-Cola Co.	44,400	2,035,296
		12,892,697
	Number of shares	Value
Common stocks—(continued)
Biotechnology—1.23%
Amgen, Inc.	55,225	$9,637,315
Gilead Sciences, Inc.	90,375	6,876,634
		16,513,949
Building products—0.95%
Johnson Controls International PLC	236,558	9,213,934
Masco Corp.	52,812	2,013,722
Owens Corning	22,150	1,485,157
		12,712,813
Capital markets—4.49%
BlackRock, Inc.	1,890	806,142
CME Group, Inc.	10,458	1,282,360
Franklin Resources, Inc.	221,796	9,932,025
Intercontinental Exchange, Inc.	19,700	1,314,187
Morgan Stanley	232,266	10,893,275
State Street Corp.	92,547	8,628,157
The Goldman Sachs Group, Inc.[2]	88,993	20,052,792
Thomson Reuters Corp.	161,000	7,388,290
		60,297,228
Chemicals—2.76%
Cabot Corp.	24,380	1,324,565
Celanese Corp., Series A	35,014	3,367,296
Eastman Chemical Co.	12,850	1,068,606
FMC Corp.	20,864	1,593,592
LyondellBasell Industries N.V., Class A	55,663	5,014,680
Methanex Corp.	53,132	2,353,748
Praxair, Inc.	101,606	13,225,037
The Dow Chemical Co.	135,802	8,723,921
The Mosaic Co.	20,042	483,814
		37,155,259
Commercial services & supplies—0.42%
KAR Auction Services, Inc.	114,684	4,821,315
Waste Management, Inc.	11,000	826,650
		5,647,965
Communications equipment—1.72%
Brocade Communications Systems, Inc.	16,856	212,891
Cisco Systems, Inc.[2]	304,365	9,572,279
CommScope Holding Co., Inc.*	34,320	1,262,290
Harris Corp.	10,689	1,223,570
Juniper Networks, Inc.	87,829	2,454,820
Motorola Solutions, Inc.[1]	92,013	8,343,739
		23,069,589
Construction & engineering—0.11%
AECOM*	35,260	1,124,794
Fluor Corp.	8,951	388,742
		1,513,536
Construction materials—0.29%
Cemex SAB de C.V., ADR*,1	251,287	2,439,997
CRH PLC, ADR	42,288	1,483,040
		3,923,037

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Consumer finance—1.58%
Capital One Financial Corp.	131,330	$11,318,019
Discover Financial Services	88,576	5,397,821
Navient Corp.	143,338	2,114,236
Synchrony Financial	78,280	2,373,450
		21,203,526
Containers & packaging—1.13%
AptarGroup, Inc.[1]	22,031	1,782,969
Bemis Co., Inc.	38,350	1,624,889
Berry Global Group, Inc.*	14,533	815,011
Crown Holdings, Inc.*	34,321	2,041,070
Graphic Packaging Holding Co.	95,457	1,259,078
International Paper Co.	8,259	454,080
Sonoco Products Co.	44,252	2,145,337
WestRock Co.	87,767	5,039,581
		15,162,015
Diversified financial services—7.76%
Bank of America Corp.[2]	1,221,394	29,460,023
Citigroup, Inc.[2]	489,940	33,536,393
JPMorgan Chase & Co.[2]	337,399	30,973,228
Leucadia National Corp.	48,291	1,257,015
Voya Financial, Inc.	230,938	9,062,007
		104,288,666
Diversified telecommunication services—1.33%
AT&T, Inc.[2]	133,163	5,193,357
Cogent Communications Holdings, Inc.	92,640	3,867,720
Verizon Communications, Inc.	181,922	8,805,025
		17,866,102
Electric utilities—1.10%
AES Corp.	328,637	3,674,162
American Electric Power Co., Inc.	22,287	1,572,125
Duke Energy Corp.	12,988	1,105,539
Edison International	21,565	1,696,734
Exelon Corp.	28,931	1,109,215
FirstEnergy Corp.	42,176	1,345,836
Hawaiian Electric Industries, Inc.	21,253	701,136
NextEra Energy, Inc.	5,930	866,314
PG&E Corp.	13,970	945,629
The Southern Co.	16,550	793,241
Xcel Energy, Inc.	19,355	915,685
		14,725,616
Electrical equipment—1.14%
Eaton Corp. PLC	93,892	7,347,049
Emerson Electric Co.	134,654	8,026,725
		15,373,774
Electronic equipment, instruments & components—2.92%
Arrow Electronics, Inc.*	13,205	1,073,434
Corning, Inc.	435,204	12,681,845
Dolby Laboratories, Inc., Class A	24,680	1,277,190
Flex Ltd.*	307,217	4,912,400
FLIR Systems, Inc.	35,570	1,327,472
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—(concluded)
Jabil, Inc.	65,041	$1,983,751
TE Connectivity Ltd.[2]	198,532	15,959,987
		39,216,079
Energy equipment & services—0.63%
Ensco PLC, Class A	102,912	544,405
Halliburton Co.	111,280	4,722,723
National Oilwell Varco, Inc.	16,290	532,846
Noble Corp. PLC[1]	114,870	459,480
Rowan Cos., PLC, Class A*	60,751	708,964
Schlumberger Ltd.	8,240	565,264
Transocean Ltd.*,1	107,220	927,453
		8,461,135
Equity real estate investment trusts—5.13%
Brandywine Realty Trust	50,100	842,181
Columbia Property Trust, Inc.	58,550	1,273,462
CoreCivic, Inc.	11,090	307,193
DCT Industrial Trust, Inc.	25,650	1,445,121
EPR Properties	17,117	1,238,928
Equity Commonwealth*	59,580	1,881,536
Highwoods Properties Inc	27,350	1,409,072
Hospitality Properties Trust	42,795	1,243,623
Iron Mountain, Inc.	406,731	14,817,210
Life Storage, Inc.	6,930	506,167
Mid-America Apartment Communities, Inc.	6,584	681,642
Paramount Group, Inc.	51,910	849,767
Retail Properties of America, Inc., Class A	112,920	1,493,932
Ryman Hospitality Properties, Inc.	135,431	8,476,626
Sabra Health Care REIT, Inc.[1]	216,378	5,019,970
STORE Capital Corp.	55,884	1,307,127
The GEO Group, Inc.[1]	170,157	4,994,108
Uniti Group, Inc.*,1	202,257	5,177,779
Ventas, Inc.	124,726	8,400,296
Weingarten Realty Investors	27,786	901,934
Weyerhaeuser Co.	202,908	6,700,022
		68,967,696
Food & staples retailing—2.40%
CVS Health Corp.[2]	146,300	11,693,759
Wal-Mart Stores, Inc.	245,514	19,638,665
Walgreens Boots Alliance, Inc.	12,300	992,241
		32,324,665
Food products—0.38%
Mondelez International, Inc., Class A	37,386	1,645,732
Nomad Foods Ltd.*	169,712	2,418,396
Post Holdings, Inc.*	7,880	655,616
The J.M. Smucker Co.	3,374	411,290
		5,131,034
Gas utilities—1.29%
AmeriGas Partners LP	117,930	5,372,891
National Fuel Gas Co.[1]	202,701	12,001,926
		17,374,817

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—0.56%
Baxter International, Inc.	27,630	$1,671,062
Danaher Corp.	21,320	1,737,367
Medtronic PLC	34,390	2,887,728
The Cooper Cos., Inc.	5,010	1,221,789
		7,517,946
Health care providers & services—4.16%
Aetna, Inc.	9,060	1,398,049
Anthem, Inc.[2]	43,711	8,139,425
Cardinal Health, Inc.	104,124	8,044,620
Centene Corp.*	20,770	1,649,553
Cigna Corp.	65,749	11,411,396
DaVita, Inc.*	28,357	1,836,967
Express Scripts Holding Co.*	84,144	5,270,780
Laboratory Corp. of America Holdings*	12,597	2,001,789
McKesson Corp.	42,944	6,951,345
MEDNAX, Inc.*,1	6,860	322,283
Owens & Minor, Inc.	159,889	5,153,223
UnitedHealth Group, Inc.	19,485	3,737,418
		55,916,848
Hotels, restaurants & leisure—1.70%
Aramark	9,610	383,055
Cedar Fair LP	57,357	3,982,870
Extended Stay America, Inc.	459,449	9,083,307
Hilton Worldwide Holdings, Inc.	93,573	5,851,120
Marriott International, Inc., Class A	6,780	706,408
Norwegian Cruise Line Holdings Ltd.*	33,260	1,831,628
Royal Caribbean Cruises Ltd.	8,430	953,180
		22,791,568
Household durables—0.17%
Garmin Ltd.[1]	18,340	920,484
Mohawk Industries, Inc.*	5,620	1,399,324
		2,319,808
Household products—0.83%
Kimberly-Clark Corp.	51,230	6,309,487
The Procter & Gamble Co.[2]	54,034	4,907,368
		11,216,855
Industrial conglomerates—0.98%
General Electric Co.[2]	219,223	5,614,301
Koninklijke Philips N.V.	157,004	5,992,843
Roper Technologies, Inc.	6,870	1,597,000
		13,204,144
Insurance—7.70%
American Financial Group, Inc.	12,484	1,265,878
American International Group, Inc.	184,679	12,087,241
American National Insurance Co.	3,640	433,160
Arch Capital Group Ltd.*	11,590	1,127,243
Arthur J. Gallagher & Co.	15,430	907,130
Aspen Insurance Holdings Ltd.	35,180	1,716,784
Assured Guaranty Ltd.	65,050	2,927,900
Athene Holding Ltd., Class A*	12,620	637,689
Axis Capital Holdings Ltd.	214,088	13,825,803
	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
Berkshire Hathaway, Inc., Class B*,2	121,502	$21,259,205
Chubb Ltd.	36,010	5,274,025
CNA Financial Corp.[1]	50,803	2,639,216
Everest Re Group Ltd.	3,669	962,709
Fairfax Financial Holdings Ltd.	1,522	724,854
First American Financial Corp.	51,710	2,503,281
Lincoln National Corp.	9,250	675,805
Mercury General Corp.[1]	10,546	631,600
MetLife, Inc.	327,481	18,011,455
Old Republic International Corp.	97,700	1,916,874
ProAssurance Corp.	30,019	1,855,174
Prudential Financial, Inc.	9,780	1,107,389
RenaissanceRe Holdings Ltd.	9,075	1,333,208
The Allstate Corp.	44,601	4,058,691
The Hanover Insurance Group, Inc.	20,442	1,939,128
The Travelers Cos., Inc.	10,455	1,339,181
Validus Holdings Ltd.	20,307	1,092,313
White Mountains Insurance Group Ltd.	1,380	1,193,148
		103,446,084
Internet & catalog retail—0.08%
Liberty Interactive Corp. QVC Group, Class A*	42,646	1,020,945
Internet & direct marketing retail—0.05%
Liberty Expedia Holdings, Inc., Class A*	12,097	690,134
Internet software & services—1.15%
Akamai Technologies, Inc.*	9,090	428,503
Alphabet, Inc., Class A*,2	6,897	6,521,113
eBay, Inc.*,2	219,024	7,825,727
VeriSign, Inc.*,1	6,710	678,851
		15,454,194
IT services—1.62%
Alliance Data Systems Corp.	4,299	1,037,908
Cognizant Technology Solutions Corp., Class A	169,154	11,725,755
DXC Technology Co.	91,914	7,204,219
International Business Machines Corp.	6,940	1,004,010
Leidos Holdings, Inc.	16,090	859,850
		21,831,742
Leisure products—0.41%
Hasbro, Inc.	10,559	1,117,987
Polaris Industries, Inc.[1]	48,540	4,352,096
		5,470,083
Life sciences tools & services—0.50%
Agilent Technologies, Inc.	37,718	2,255,159
Bio-Rad Laboratories, Inc., Class A*	5,410	1,274,759
QIAGEN NV*	39,736	1,304,930
Quintiles IMS Holdings, Inc.*	8,906	806,438
Thermo Fisher Scientific, Inc.	5,854	1,027,553
		6,668,839
Machinery—1.88%
Caterpillar, Inc.	12,912	1,471,322
Colfax Corp.*	14,310	590,717
Crane Co.	23,180	1,750,090

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Dover Corp.	108,475	$9,111,900
Fortive Corp.	12,120	784,649
Ingersoll-Rand PLC	10,930	960,528
Parker-Hannifin Corp.	16,660	2,765,227
Stanley Black & Decker, Inc.	29,843	4,198,612
Trinity Industries, Inc.	48,680	1,334,319
Xylem, Inc.	40,485	2,296,714
		25,264,078
Media—5.43%
CBS Corp., Class B	37,665	2,479,487
Charter Communications, Inc., Class A*	2,080	815,173
Cinemark Holdings, Inc.	253,108	9,845,901
Comcast Corp., Class A	108,730	4,398,129
Liberty Global PLC LiLAC, Class C*	68,202	1,740,515
Liberty Media Corp., Class C*	25,170	1,157,820
Liberty Media Corp., Class C*	39,350	1,383,940
News Corp., Class A	351,165	5,025,171
Omnicom Group, Inc.	197,933	15,585,245
The Interpublic Group Cos., Inc.	629,628	13,606,261
The Madison Square Garden Co., Class A*	8,310	1,825,873
Time Warner, Inc.[2]	90,508	9,269,829
Twenty-First Century Fox, Inc., Class A	200,644	5,838,740
		72,972,084
Metals & mining—1.32%
Alcoa Corp.	20,000	728,000
Barrick Gold Corp.	181,112	3,062,604
Compass Minerals International, Inc.[1]	95,610	6,601,870
Newmont Mining Corp.	59,306	2,204,404
Nucor Corp.	27,086	1,562,050
Steel Dynamics, Inc.	101,868	3,607,146
		17,766,074
Mortgage real estate investment trusts—0.45%
Chimera Investment Corp.	89,120	1,677,239
MFA Financial, Inc.	175,921	1,493,569
Starwood Property Trust, Inc.	84,340	1,858,854
Two Harbors Investment Corp.	106,460	1,052,889
		6,082,551
Multi-utilities—0.28%
Ameren Corp.	19,514	1,094,735
CenterPoint Energy, Inc.	31,228	880,317
Dominion Energy, Inc.	12,365	954,331
MDU Resources Group, Inc.	14,300	376,805
Vectren Corp.	7,760	466,454
		3,772,642
Multiline retail—0.57%
Target Corp.[1]	135,032	7,652,263
Oil, gas & consumable fuels—10.96%
Anadarko Petroleum Corp.	22,570	1,030,772
Andeavor	41,500	4,130,495
Apache Corp.[1]	31,248	1,546,151
BP PLC, ADR [1]	139,625	4,906,423
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
Cenovus Energy, Inc.	620,034	$5,214,486
Chevron Corp.[2]	210,744	23,011,137
Cimarex Energy Co.	5,654	559,916
ConocoPhillips	108,891	4,940,385
Devon Energy Corp.	26,230	873,721
Diamondback Energy, Inc.*	30,705	2,943,995
Energen Corp.*	41,866	2,230,621
EOG Resources, Inc.	12,070	1,148,340
EQT Corp.[1]	23,178	1,476,439
Exxon Mobil Corp.[2]	257,558	20,614,942
Gulfport Energy Corp.*	59,831	755,067
Jagged Peak Energy, Inc.*,1	52,655	745,595
Kinder Morgan, Inc.	68,618	1,401,866
Magellan Midstream Partners LP	88,352	6,163,436
Marathon Oil Corp.	117,455	1,436,475
Marathon Petroleum Corp.	323,530	18,114,445
Murphy Oil Corp.[1]	127,580	3,391,076
Noble Energy, Inc.	16,930	489,446
Occidental Petroleum Corp.	122,621	7,593,919
Phillips 66	43,799	3,668,166
Pioneer Natural Resources Co	9,803	1,598,869
Royal Dutch Shell PLC, Class A, ADR	175,817	9,938,935
Spectra Energy Partners LP	184,292	8,329,998
The Williams Cos., Inc.	24,630	782,741
Valero Energy Corp.	104,233	7,188,950
World Fuel Services Corp.	33,560	1,085,330
		147,312,137
Personal products—1.29%
Coty, Inc., Class A1	347,519	7,117,189
Edgewell Personal Care Co.*	11,250	812,250
Nu Skin Enterprises, Inc., Class A	10,054	637,021
Unilever PLC, ADR	153,754	8,762,441
		17,328,901
Pharmaceuticals—5.87%
Abbott Laboratories	173,075	8,511,828
Allergan PLC[2]	13,860	3,497,294
Johnson & Johnson[2]	135,798	18,023,110
Merck & Co., Inc.[2]	235,795	15,062,585
Mylan NV*	232,897	9,080,654
Novo Nordisk A/S, ADR	144,082	6,109,077
Pfizer, Inc.[2]	374,510	12,418,752
Sanofi, ADR	90,074	4,265,905
Shire PLC, ADR	11,376	1,905,935
		78,875,140
Professional services—1.06%
IHS Markit Ltd.*,2	67,740	3,160,071
Nielsen Holdings PLC	231,257	9,946,363
The Dun & Bradstreet Corp.	10,480	1,160,765
		14,267,199
Road & rail—0.66%
Union Pacific Corp.	85,987	8,853,222

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—2.92%
Applied Materials, Inc.	9,110	$403,664
Intel Corp.[2]	520,129	18,448,976
KLA-Tencor Corp.	30,654	2,839,480
Marvell Technology Group Ltd.	129,630	2,017,043
Qorvo, Inc.*	8,170	560,135
QUALCOMM, Inc.	161,942	8,613,695
Teradyne, Inc.[2]	90,690	3,136,967
Texas Instruments, Inc.	39,399	3,206,290
		39,226,250
Software—2.70%
Autodesk, Inc.*	13,810	1,530,010
Electronic Arts, Inc.*	6,821	796,284
Microsoft Corp.	147,459	10,720,269
Oracle Corp.[2]	403,543	20,148,902
Symantec Corp.	45,386	1,406,512
Synopsys, Inc.*	22,000	1,684,540
		36,286,517
Specialty retail—1.11%
Burlington Stores, Inc.*	13,180	1,147,055
Lowe's Cos., Inc.	17,552	1,358,525
Staples, Inc.[1]	569,701	5,782,465
The Home Depot, Inc.	27,771	4,154,542
The TJX Cos., Inc.	36,175	2,543,464
		14,986,051
Technology hardware, storage & peripherals—2.39%
Apple, Inc.[2]	52,063	7,743,330
Hewlett Packard Enterprise Co.	642,547	11,250,998
HP, Inc.	410,747	7,845,268
NetApp, Inc.	45,660	1,982,557
Seagate Technology PLC[1]	62,363	2,055,485
Western Digital Corp.	14,320	1,218,918
		32,096,556
Textiles, apparel & luxury goods—0.21%
Carter's, Inc.	11,901	1,032,174
PVH Corp.	8,619	1,028,160
Skechers U.S.A., Inc., Class A*	25,610	719,385
		2,779,719
Tobacco—0.36%
Philip Morris International, Inc.[2]	41,300	4,820,123
Trading companies & distributors—1.50%
Air Lease Corp.	12,770	505,437
Aircastle Ltd.[1]	185,554	4,367,941
Fastenal Co.	232,247	9,977,331
MSC Industrial Direct Co., Inc., Class A	14,080	1,002,637
United Rentals, Inc.*	3,380	402,085
W.W.Grainger, Inc.[1]	20,333	3,390,324
WESCO International, Inc.*	9,770	500,712
		20,146,467
Total common stocks (cost—$1,313,074,514)		1,501,557,734
	Number of rights	Value
Rights—0.00%†
Safeway Casa Ley CVR*,1,3,4	35,500	$8,875
Safeway PDC LLC CVR*,1,3,4	35,500	1,065
Total rights (cost—$37,026)		9,940
	Face amount
Repurchase agreement—1.49%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $19,574,245 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$20,385,722); proceeds: $19,986,028 (cost—$19,986,000)	$19,986,000	19,986,000
	Number of shares
Investment of cash collateral from securities loaned—0.85%
Money market fund—0.85%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$11,377,818)	11,377,818	11,377,818
Total investments before investments sold short (cost—$1,344,475,358)—114.06%		1,532,931,492
Investments sold short—(13.17)%
Common stocks—(13.17)%
Aerospace & defense—(0.06)%
Huntington Ingalls Industries, Inc.	(3,570)	(735,813)
Airlines—(0.07)%
Delta Air Lines, Inc.	(18,330)	(904,769)
Auto components—(0.24)%
Autoliv, Inc.	(14,867)	(1,611,434)
BorgWarner, Inc.	(33,820)	(1,580,747)
		(3,192,181)
Banks—(1.24)%
CIT Group, Inc.	(20,770)	(989,690)
Comerica, Inc.	(7,940)	(574,141)
Community Bank System, Inc.	(24,297)	(1,333,905)
Cullen/Frost Bankers, Inc.	(7,394)	(671,227)
CVB Financial Corp.	(47,964)	(1,033,145)
First Financial Bankshares, Inc.	(34,798)	(1,505,014)
Glacier Bancorp, Inc.	(17,805)	(621,751)
KeyCorp	(86,750)	(1,564,970)
M&T Bank Corp.	(7,866)	(1,283,338)
People's United Financial, Inc.	(41,119)	(717,115)
SVB Financial Group	(6,920)	(1,234,805)
Trustmark Corp.	(23,097)	(738,180)
UMB Financial Corp.	(9,503)	(661,979)
United Bankshares, Inc.	(33,161)	(1,144,055)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Banks—(concluded)
Valley National Bancorp	(70,294)	$(835,093)
Westamerica BanCorp.	(23,845)	(1,304,798)
Zions BanCorp.	(10,293)	(466,479)
		(16,679,685)
Biotechnology—(0.19)%
Gilead Sciences, Inc.	(12,190)	(927,537)
United Therapeutics Corp.	(12,940)	(1,661,496)
		(2,589,033)
Capital markets—(0.57)%
Ameriprise Financial, Inc.	(10,360)	(1,500,957)
E*TRADE Financial Corp.	(11,890)	(487,490)
FactSet Research Systems, Inc.	(3,996)	(668,211)
Legg Mason, Inc.	(46,300)	(1,852,463)
T Rowe Price Group, Inc.	(27,100)	(2,241,712)
TD Ameritrade Holding Corp.	(19,063)	(871,751)
		(7,622,584)
Chemicals—(0.63)%
Air Products & Chemicals, Inc.	(4,275)	(607,691)
Axalta Coating Systems Ltd.	(22,618)	(712,467)
Balchem Corp.	(16,617)	(1,289,479)
CF Industries Holdings, Inc.	(24,860)	(729,641)
Ingevity Corp.	(21,731)	(1,271,264)
International Flavors & Fragrances, Inc.	(6,277)	(835,971)
NewMarket Corp.	(3,303)	(1,519,743)
Platform Specialty Products Corp.	(94,180)	(1,319,462)
Valvoline, Inc.	(10,487)	(237,740)
		(8,523,458)
Commercial services & supplies—(0.14)%
Mobile Mini, Inc.	(29,586)	(911,249)
Rollins, Inc.	(21,387)	(928,410)
		(1,839,659)
Communications equipment—(0.14)%
Arista Networks, Inc.	(7,011)	(1,046,672)
ViaSat, Inc.	(13,582)	(897,635)
		(1,944,307)
Construction & engineering—(0.18)%
Chicago Bridge & Iron Co. N.V.	(48,010)	(899,707)
Jacobs Engineering Group, Inc.	(10,584)	(557,989)
KBR, Inc.	(67,830)	(1,012,024)
		(2,469,720)
Construction materials—(0.04)%
Vulcan Materials Co.	(4,450)	(547,884)
Consumer finance—(0.61)%
Ally Financial, Inc.	(26,920)	(609,469)
Capital One Financial Corp.	(28,490)	(2,455,268)
Discover Financial Services	(13,590)	(828,175)
Navient Corp.	(150,679)	(2,222,515)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Consumer finance—(concluded)
Synchrony Financial	(70,740)	$(2,144,837)
		(8,260,264)
Containers & packaging—(0.23)%
AptarGroup, Inc.	(8,392)	(679,165)
Ball Corp.	(42,785)	(1,792,691)
Sonoco Products Co.	(13,223)	(641,051)
		(3,112,907)
Diversified consumer services—(0.07)%
H&R Block, Inc.	(29,850)	(910,425)
Electric utilities—(0.08)%
Avangrid, Inc.	(8,240)	(374,261)
OGE Energy Corp.	(19,940)	(715,048)
		(1,089,309)
Electronic equipment, instruments & components—(0.43)%
Avnet, Inc.	(37,630)	(1,444,239)
Itron, Inc.	(13,651)	(996,523)
National Instruments Corp.	(49,613)	(2,041,079)
Trimble, Inc.	(23,503)	(879,717)
Zebra Technologies Corp., Class A	(4,620)	(469,947)
		(5,831,505)
Energy equipment & services—(0.48)%
Helmerich & Payne, Inc.	(15,440)	(781,573)
National Oilwell Varco, Inc.	(31,209)	(1,020,846)
Patterson-UTI Energy, Inc.	(43,620)	(843,611)
RPC, Inc.	(68,178)	(1,411,966)
Superior Energy Services, Inc.	(63,340)	(681,538)
Transocean Ltd.	(78,692)	(680,686)
Weatherford International PLC	(238,080)	(1,061,837)
		(6,482,057)
Equity real estate investment trusts—(0.39)%
HCP, Inc.	(23,990)	(759,284)
Pebblebrook Hotel Trust	(37,846)	(1,274,275)
Realty Income Corp.	(11,071)	(631,711)
SL Green Realty Corp.	(7,784)	(803,854)
Ventas, Inc.	(10,030)	(675,520)
Washington Prime Group, Inc.	(122,139)	(1,101,694)
		(5,246,338)
Food & staples retailing—(0.25)%
Casey's General Stores, Inc.	(20,833)	(2,223,923)
Costco Wholesale Corp.	(5,327)	(844,383)
PriceSmart, Inc.	(4,063)	(342,307)
		(3,410,613)
Food products—(0.37)%
Blue Buffalo Pet Products, Inc.	(36,155)	(808,787)
Pilgrim's Pride Corp.	(23,940)	(581,503)
Snyder's-Lance, Inc.	(24,643)	(857,330)
TreeHouse Foods, Inc.	(31,638)	(2,683,852)
		(4,931,472)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Gas utilities—(0.07)%
UGI Corp.	(19,330)	$(975,585)
Health care equipment & supplies—(0.05)%
West Pharmaceutical Services, Inc.	(6,930)	(614,691)
Health care providers & services—(0.38)%
Acadia Healthcare Co., Inc.	(21,190)	(1,121,587)
AmerisourceBergen Corp.	(5,629)	(528,113)
Diplomat Pharmacy, Inc.	(82,845)	(1,314,750)
Express Scripts Holding Co.	(8,610)	(539,330)
Henry Schein, Inc.	(3,120)	(568,495)
Patterson Cos., Inc.	(10,800)	(450,576)
Premier, Inc., Class A	(16,180)	(564,682)
		(5,087,533)
Health care technology—(0.17)%
Medidata Solutions, Inc.	(17,672)	(1,357,386)
Veeva Systems, Inc., Class A	(13,690)	(872,875)
		(2,230,261)
Hotels, restaurants & leisure—(0.44)%
Aramark	(21,908)	(873,253)
Buffalo Wild Wings, Inc.	(5,840)	(627,800)
Cracker Barrel Old Country Store, Inc.	(5,451)	(847,358)
Dunkin' Brands Group, Inc.	(12,301)	(652,322)
MGM Resorts International	(44,722)	(1,472,695)
Norwegian Cruise Line Holdings Ltd.	(15,700)	(864,599)
Texas Roadhouse, Inc.	(12,173)	(575,783)
		(5,913,810)
Household durables—(0.24)%
D.R. Horton, Inc.	(19,800)	(706,662)
PulteGroup, Inc.	(105,090)	(2,566,298)
		(3,272,960)
Insurance—(0.92)%
Arch Capital Group Ltd.	(6,827)	(663,994)
Assurant, Inc.	(23,820)	(2,507,531)
Cincinnati Financial Corp.	(22,631)	(1,723,577)
FNF Group	(20,150)	(984,529)
Loews Corp.	(22,230)	(1,082,156)
Markel Corp.	(1,156)	(1,238,666)
Mercury General Corp.	(19,441)	(1,164,321)
RLI Corp.	(23,336)	(1,354,888)
Unum Group	(15,360)	(769,997)
XL Group Ltd.	(19,314)	(857,542)
		(12,347,201)
Internet & catalog retail—(0.07)%
Wayfair, Inc., Class A	(12,125)	(925,744)
Internet software & services—(0.07)%
Cars.com, Inc.	(5,650)	(137,295)
Cimpress NV	(8,904)	(785,689)
		(922,984)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
IT services—(0.24)%
Acxiom Corp.	(31,759)	$(856,540)
Conduent, Inc.	(63,130)	(1,042,276)
Wipro Ltd., ADR	(209,946)	(1,291,168)
		(3,189,984)
Machinery—(0.53)%
AGCO Corp.	(13,340)	(962,348)
CNH Industrial N.V.	(118,684)	(1,367,240)
Deere & Co.	(9,141)	(1,172,607)
Flowserve Corp.	(54,611)	(2,246,150)
The Middleby Corp.	(5,525)	(722,007)
Wabtec Corp.	(8,591)	(647,418)
		(7,117,770)
Media—(0.16)%
Twenty-First Century Fox, Inc., Class A	(33,192)	(965,887)
Viacom, Inc., Class B	(33,639)	(1,174,674)
		(2,140,561)
Metals & mining—(0.05)%
Nucor Corp.	(11,090)	(639,560)
Multi-utilities—(0.05)%
NiSource, Inc.	(25,370)	(661,142)
Multiline retail—(0.11)%
Dollar General Corp.	(12,150)	(913,194)
Kohl's Corp.	(13,558)	(560,623)
		(1,473,817)
Oil, gas & consumable fuels—(0.67)%
Antero Resources Corp.	(56,208)	(1,159,009)
Apache Corp.	(28,090)	(1,389,893)
Diamondback Energy, Inc.	(13,810)	(1,324,103)
Hess Corp.	(24,009)	(1,069,361)
HollyFrontier Corp.	(73,140)	(2,109,358)
Kosmos Energy Ltd.	(74,676)	(492,862)
Murphy Oil Corp.	(21,311)	(566,446)
Whiting Petroleum Corp.	(95,861)	(503,270)
WPX Energy, Inc.	(32,020)	(345,175)
		(8,959,477)
Personal products—(0.14)%
Coty, Inc., Class A	(61,882)	(1,267,343)
The Estee Lauder Cos., Inc.	(5,994)	(593,346)
		(1,860,689)
Pharmaceuticals—(0.26)%
Bristol-Myers Squibb Co.	(26,715)	(1,520,083)
Eli Lilly & Co.	(17,809)	(1,472,092)
Endo International PLC	(51,130)	(563,453)
		(3,555,628)
Professional services—(0.07)%
Verisk Analytics, Inc.	(10,289)	(897,818)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Real estate management & development—(0.05)%
Realogy Holdings Corp.	(22,020)	$(731,064)
Road & rail—(0.25)%
Heartland Express, Inc.	(45,775)	(967,226)
JB Hunt Transport Services, Inc.	(5,673)	(514,598)
Old Dominion Freight Line, Inc.	(12,931)	(1,240,212)
Ryder System, Inc.	(8,020)	(583,535)
		(3,305,571)
Semiconductors & semiconductor equipment—(0.25)%
Cavium, Inc.	(11,638)	(720,858)
Cree, Inc.	(30,510)	(790,514)
Cypress Semiconductor Corp.	(126,740)	(1,799,708)
		(3,311,080)
Software—(0.64)%
ACI Worldwide, Inc.	(73,487)	(1,702,694)
Blackbaud, Inc.	(12,305)	(1,136,244)
FireEye, Inc.	(56,510)	(826,741)
Guidewire Software, Inc.	(20,929)	(1,510,237)
HubSpot, Inc.	(17,920)	(1,296,512)
Proofpoint, Inc.	(15,411)	(1,313,633)
Workday, Inc., Class A	(8,573)	(875,389)
		(8,661,450)
Specialty retail—(0.33)%
CarMax, Inc.	(28,683)	(1,900,249)
Monro Muffler Brake, Inc.	(10,874)	(506,728)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Specialty retail—(concluded)
Penske Automotive Group, Inc.	(18,580)	$(808,973)
Tiffany & Co.	(12,190)	(1,164,267)
		(4,380,217)
Technology hardware, storage & peripherals—(0.07)%
Electronics For Imaging, Inc.	(20,062)	(974,612)
Textiles, apparel & luxury goods—(0.21)%
Coach, Inc.	(16,094)	(758,671)
Columbia Sportswear Co.	(18,764)	(1,136,723)
Gildan Activewear, Inc.	(28,693)	(864,520)
		(2,759,914)
Thrifts & mortgage finance—(0.13)%
New York Community Bancorp, Inc.	(134,058)	(1,760,182)
Trading companies & distributors—(0.03)%
Herc Holdings, Inc.	(9,190)	(417,042)
Transportation infrastructure—(0.06)%
Macquarie Infrastructure Corp.	(11,220)	(850,588)
Wireless telecommunication services—(0.05)%
Sprint Corp.	(89,504)	(714,242)
Total investments sold short (proceeds—$157,884,924)		(176,977,160)
Liabilities in excess of other assets—(0.89)%		(11,928,294)
Net assets—100.00%		$1,344,026,038

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes before investments sold short was $1,352,961,279; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$214,254,512
Gross unrealized depreciation	(34,284,299)
Net unrealized appreciation	$179,970,213

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,501,557,734	$—	$—	$1,501,557,734
Rights	—	—	9,940	9,940
Repurchase agreement	—	19,986,000	—	19,986,000
Investment of cash collateral from securities loaned	—	11,377,818	—	11,377,818
Total	$1,501,557,734	$31,363,818	$9,940	$1,532,931,492
Liabilities
Investments sold short	$(176,977,160)	$—	$—	$(176,977,160)

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended July 31, 2017:

Rights
Beginning balance	$37,762
Purchases	—
Issuances	—
Sales	(604)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(27,218)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$9,940

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2017 was $(27,218).

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%

1  Security, or portion thereof, was on loan at the period end.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Illiquid investment at the period end.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 16.74% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") gained 18.05%, and the Lipper Large-Cap Growth Funds category posted a median return of 17.96%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 159. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors comments' (Unaudited)2

Jackson Square

Our portion of the Portfolio underperformed its benchmark during the reporting period. Weak results in the consumer discretionary and health care sectors offset strong performance in the information technology and consumer staples sectors.

In terms of individual holdings, the largest detractors from performance were TripAdvisor, Liberty Interactive Corporation QVC Group and Novo Nordisk A/S. Our position in Novo Nordisk A/S was closed prior to the end of the reporting period in favor of better opportunities elsewhere. TripAdvisor was weak due to continued struggles monetizing its hotel offerings and underwhelming reviews of its mobile application. While the company's monetization plans have been slower than investors might have expected or hoped, we still believe the company has an undervalued asset of 400 million travelers interested in reviews, hotels, restaurants and activities that are worth more than recognized at the current depressed valuation.

The top contributors to performance included PayPal, Electronic Arts, and MasterCard. PayPal continues to experience increasing business momentum and significant growth in both total payment volume and active users. The growth of PayPal's Venmo subsidiary continues to be extraordinary, in our view, with $8 billion in transaction volume during the second quarter of 2017, up 103% year-over-year. We believe that PayPal's core payment product will continue to perform well as it further expands its reach into physical merchants via Venmo and infrastructure offerings via its Braintree subsidiary.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("Jackson Square");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally and Joseph Wilson

Objective:

Capital appreciation

Investment process:

Jackson Square: The Portfolio invests primarily in common stocks of large capitalization growth-oriented companies that the Portfolio believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, the Portfolio seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced

(continued on next page)

PACE Large Co Growth Equity Investments

Subadvisors' comments (Unaudited) – concluded

Mar Vista Investment Partners

Our portion of the Portfolio underperformed the benchmark during the reporting period. Investments within the information technology, consumer discretionary and energy sectors detracted from results. In terms of individual holdings, weakness from Liberty Global and Schlumberger led the negative returns. During the reporting period, we saw outsized gains in a handful of highflying companies often referred to as the "FAANG" stocks (Facebook, Apple, Amazon, Netflix and Google). When business values reflect the most optimistic scenarios, our portion of the Portfolio will typically underperform. In addition, poor stock selection in the industrials sector detracted from performance. Sectors that contributed to performance during the reporting period included health care, consumer staples and real estate. Within health care and consumer staples, sector positioning was additive for results. Strong gains from top contributor American Tower drove results in the real state sector. As of the end of the reporting period, we continue to hold all of the aforementioned companies.

The extended bull market has reduced our portion of the Portfolio's discount to intrinsic value to 10%, well below the 20–35% historical range. As a result, our investment team continues to expect future returns to be primarily influenced by the compounding growth rates of our companies and less from stock price convergence to intrinsic value. Owning competitively advantaged businesses with long runways of reinvestment opportunities increase the odds of strong risk-adjusted returns, in our opinion. Given the team's emphasis on capital protection and the elevated valuations for the overall market, we remain prudent in allocating our portion of the Portfolio's capital.

Derivatives were not used during the reporting period.

J.P. Morgan

Our portion of the Portfolio outperformed the benchmark during the reporting period. With the exception of the fourth quarter of 2016, this has generally been a positive market environment for growth investing. Strong stock selection across a variety of sectors drove our outperformance, with financial services and health care contributing the most to results. In contrast, stock selection in the producer durables and materials and processing sectors detracted the most from performance.

From an individual stock level, overweight positions in Vertex Pharmaceuticals and Charles Schwab were the largest individual contributors during the reporting period. An underweight position in Apple and an overweight position in Ulta Beauty were the top detractors. We continue to hold positions in all of the securities mentioned above.

We continue to identify high-conviction growth ideas. We still find attractive opportunities within the financial services and technology sectors, and remain overweight in those sectors. Our overweight exposure in the technology sector narrowed during the reporting period. We are challenged to find high-conviction ideas within the producer durables and materials and pro-

Investment process
(continued)

compared to the intrinsic value of the securities. The Portfolio also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Mar Vista: The Portfolio employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. The Portfolio looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. The Portfolio also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. The Portfolio's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan: The Portfolio invests primarily in a focused portfolio of equity securities of large capitalization companies. The Portfolio considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although the Portfolio will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. The Portfolio utilizes a

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PACE Large Co Growth Equity Investments

cessing sectors, which continue to be significant underweight exposures in our portion of the Portfolio.

Derivatives were not used during the reporting period.

Investment process
(concluded)

combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	16.50%	14.33%	7.98%
Class C2	15.55	13.39	7.09
Class Y3	16.73	14.61	8.29
Class P4	16.75	14.61	8.26
After deducting maximum sales charge
Class A1	10.10	13.04	7.37
Class C2	14.55	13.39	7.09
Russell 1000 Growth Index[5]	18.05	15.60	9.36
Lipper Large-Cap Growth Funds median	17.96	14.72	8.48

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	18.37%	13.65%	7.42%
Class C2	17.41	12.72	6.54
Class Y3	18.67	13.94	7.73
Class P4	18.69	13.94	7.71
After deducting maximum sales charge
Class A1	11.85	12.36	6.81
Class C2	16.41	12.72	6.54

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.19% and  1.19%; Class C—2.00% and 2.00%; Class Y—0.92% and 0.92%; and Class P—0.93% and 0.93% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30% ; Class C—2.05%; Class Y—1.05%; and Class P—1.05% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Growth Equity Investments

PACE Large Co Growth Equity Investments

Portfolio statistics—July 31, 2017 (unaudited)

Top ten holdings[1]	Percentage of net assets
Facebook, Inc., Class A	3.9%
American Tower Corp.	3.9
Allergan PLC	3.5
PayPal Holdings, Inc.	3.4
Berkshire Hathaway, Inc., Class B	3.1
Alphabet, Inc. Class C	2.9
Oracle Corp.	2.9
Alphabet, Inc. Class A	2.9
MasterCard, Inc., Class A	2.9
Intuit, Inc.	2.7
Total	32.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	89.0%
Ireland	3.5
Netherlands	3.1
United Kingdom	2.3
Curacao	1.4
Total	99.3%
Sectors[1]	Percentage of net assets
Information Technology	38.8%
Financials	18.4
Consumer Discretionary	13.2
Health Care	11.3
Industrials	8.4
Consumer Staples	3.9
Energy	1.7
Materials	1.6
Total	97.3%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—97.34%
Aerospace & defense—1.06%
TransDigm Group, Inc.[1]	50,173	$14,155,810
Air freight & logistics—1.37%
FedEx Corp.	87,933	18,292,702
Airlines—0.27%
Southwest Airlines Co.	65,269	3,623,082
Banks—1.20%
US Bancorp	302,086	15,944,099
Beverages—0.46%
Monster Beverage Corp.*	115,171	6,075,270
Biotechnology—4.54%
Biogen, Inc.*	69,919	20,247,843
Celgene Corp.*	213,477	28,906,921
Vertex Pharmaceuticals, Inc.*	74,381	11,292,523
		60,447,287
Capital markets—4.38%
Intercontinental Exchange, Inc.	462,922	30,881,527
The Charles Schwab Corp.	642,350	27,556,815
		58,438,342
Chemicals—1.61%
Ecolab, Inc.	162,801	21,436,008
Diversified financial services—3.08%
Berkshire Hathaway, Inc., Class B*	234,916	41,103,253
Electrical equipment—0.30%
Rockwell Automation, Inc.	23,862	3,937,946
Energy equipment & services—1.37%
Schlumberger Ltd.	266,229	18,263,310
Equity real estate investment trusts—7.23%
American Tower Corp.	378,265	51,568,867
Crown Castle International Corp.	228,005	22,932,743
Equinix, Inc.	48,572	21,892,858
		96,394,468
Food products—1.20%
Mondelez International, Inc., Class A	362,062	15,937,969
Health care equipment & supplies—1.72%
DENTSPLY SIRONA, Inc.	206,341	12,799,332
Intuitive Surgical, Inc.*	10,862	10,191,380
		22,990,712
Health care providers & services—0.84%
UnitedHealth Group, Inc.	58,256	11,174,083
Hotels, restaurants & leisure—1.75%
Las Vegas Sands Corp.	86,734	5,343,682
Starbucks Corp.	334,021	18,030,453
		23,374,135
	Number of shares	Value
Common stocks—(continued)
Industrial conglomerates—4.30%
Honeywell International, Inc.	231,388	$31,496,534
Roper Industries, Inc.	110,856	25,769,586
		57,266,120
Insurance—2.55%
Markel Corp.*	31,704	33,971,153
Internet & catalog retail—5.65%
Amazon.com, Inc.*	32,003	31,611,923
Liberty Interactive Corp. QVC Group, Class A*	885,331	21,194,824
The Priceline Group, Inc.*	5,750	11,663,875
TripAdvisor, Inc.*,1	278,639	10,872,494
		75,343,116
Internet software & services—11.24%
Alphabet, Inc. Class A*	40,412	38,209,546
Alphabet, Inc. Class C*	41,510	38,625,055
eBay, Inc.*	596,345	21,307,407
Facebook, Inc., Class A*	305,342	51,679,133
		149,821,141
IT services—8.61%
MasterCard, Inc., Class A	298,783	38,184,467
PayPal Holdings, Inc.*	776,949	45,490,364
Visa, Inc., Class A1	312,051	31,067,798
		114,742,629
Life sciences tools & services—2.66%
Illumina, Inc.*	15,007	2,608,967
Mettler-Toledo International, Inc.*	26,770	15,341,351
Quintiles IMS Holdings, Inc.*	193,994	17,566,157
		35,516,475
Media—1.46%
Liberty Global PLC, Class A*	125,547	4,251,022
Liberty Global PLC, Series C*	465,408	15,251,420
		19,502,442
Multiline retail—0.83%
Dollar General Corp.	146,893	11,040,478
Oil, gas & consumable fuels—0.33%
Pioneer Natural Resources Co.	27,207	4,437,462
Personal products—2.24%
Unilever N.V.[1]	513,170	29,851,099
Pharmaceuticals—3.48%
Allergan PLC	183,764	46,369,170
Professional services—0.86%
Nielsen Holdings PLC	267,101	11,488,014
Semiconductors & semiconductor equipment—3.27%
Applied Materials, Inc.	166,858	7,393,478
ASML Holding N.V.	74,569	11,209,958
Broadcom Ltd.	37,737	9,308,208
NVIDIA Corp.	96,393	15,664,827
		43,576,471

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Software—15.09%
Adobe Systems, Inc.*	226,365	$33,160,209
Electronic Arts, Inc.*	216,690	25,296,391
Intuit, Inc.	259,667	35,628,909
Microsoft Corp.	441,615	32,105,410
Oracle Corp.	769,096	38,400,963
ServiceNow, Inc.*	73,251	8,090,573
Symantec Corp.	572,944	17,755,535
Take-Two Interactive Software, Inc.*	134,522	10,691,809
		201,129,799
Specialty retail—1.60%
Ross Stores, Inc.	66,122	3,657,869
The Home Depot, Inc.	61,619	9,218,202
Ulta Salon, Cosmetics & Fragrance, Inc.*	33,866	8,507,478
		21,383,549
Technology hardware, storage & peripherals—0.57%
Apple, Inc.	51,197	7,614,530
	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—0.22%
United Rentals, Inc.*	24,199	$2,878,713
Total common stocks (cost—$938,947,928)		1,297,520,837
	Face amount
Repurchase agreement—2.56%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $33,379,838 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$34,763,644); proceeds: $34,082,047 (cost—$34,082,000)	$34,082,000	34,082,000
Total investments (cost—$973,029,928)—99.90%		1,331,602,837
Other assets in excess of liabilities—0.10%		1,286,524
Net assets—100.00%		$1,332,889,361

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes was $975,665,122; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$370,474,182
Gross unrealized depreciation	(14,536,467)
Net unrealized appreciation	$355,937,715

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,297,520,837	$—	$—	$1,297,520,837
Repurchase agreement	—	34,082,000	—	34,082,000
Total	$1,297,520,837	$34,082,000	$—	$1,331,602,837

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 15.41% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") rose 14.09%, and the Lipper Small-Cap Core Funds category posted a median return of 16.02%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 169. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Special note: Effective October 20, 2016, Wells Capital Management (formerly MetWest Capital) no longer serves as a subadvisor for this Portfolio. Effective October 20, 2016, Sapience Investments LLC began serving as a subadvisor for this Portfolio. Effective January 24, 2017, Huber Capital Management began serving as a subadvisor for this Portfolio.

Subadvisors' comments (Unaudited)2

Wells Capital Management (Formerly MetWest Capital)

During the time when we managed a portion of the Portfolio, we outperformed the benchmark. During the period, our sector weights, which are by-products of bottom-up security allocation decisions, were the primary drivers of our outperformance.

Security selection in the energy sector was our largest contributor to performance. In this sector, Encana Corp. added the most value. Encana's stock price rebounded shortly after our initial investment when Chief Executive Officer Doug Suttles quelled investors' fears during the company's quarterly earnings call. Mr. Suttles reiterated to investors that Encana would not issue equity, the company possessed assets that could be monetized and explained that almost all outstanding debt is long dated. Additionally, management initiated cost cuts that generated significant savings, permitting Encana to operate within its cash flows. Over a long-term investment horizon, we believe Encana will benefit from continued focus on its core assets and monetization of non-core assets. Elsewhere, an overweight in the top performing energy sector, as well as underweights in the worst-performing real estate and utilities sectors, further enhanced our results relative to the benchmark.

Conversely, stock selection in the information technology sector detracted the most from our performance. Within the sector, VeriFone Systems, Inc. was among the largest detractors. Shares of VeriFone Systems have been under pressure as demand for new chip-card terminals has been declining,

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management, formerly MetWest Capital ("Wells Capital");

Systematic Financial Management, L.P. ("Systematic");

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Wells Capital: Samir Sikka;

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

MetWest Capital: The Portfolio utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. The Portfolio seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

prompting the company to revise its revenue forecasts. Additionally, VeriFone Systems has faced increasing competitive pressure, with rivals taking market share by offering lower prices and more mobile options. The company is in the process of restructuring to streamline its operations and reduce costs, as well as to focus on new next-generation products and services in order to meet its customers' changing needs.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio outperformed the benchmark during the reporting period, driven by strong stock selection. In particular, our holdings in the materials, financials and consumer staples sectors added the most value. Conversely, stock selection in the health care, information technology and consumer discretionary sectors provided the largest headwinds for results. In terms of sector allocation, an underweight to real estate was beneficial for relative performance. On the downside, an overweight to the energy sector had a negative impact on results.

A strong performing stock in our portion of the Portfolio was Voya Financial, a retirement, investment and life insurance company. During the latter half of 2016 the stock posted a strong earnings report and provided a constructive outlook, supported by plans to achieve additional cost savings. Voya Financial also reaffirmed its longer-term return on equity goal, providing investors with a clear path to reaching its future profitability targets. The increase in interest rates was a key driver behind the late 2016 share price appreciation throughout the life insurance sector, and Voya Financial's stock was no exception. At the conclusion of 2016 we believed there were several company-specific drivers that should continue to support further earnings expansion. Later in the period, in April 2017, we liquidated our position in Voya Financial based upon valuation and forward outlook.

One stock that underperformed during the period was Precision Drilling, an onshore energy services firm. The company and its peers lagged the broader markets during the second quarter of 2017 as oil prices fell due to increased concerns about a continued supply/demand imbalance for crude oil. In spite of this negative macro backdrop, Precision Drilling continued to execute well operationally while further improving its balance sheet flexibility. We believe the decline in the company's stock price is overdone, having underperformed other land-based drillers both during the second quarter and on a year-to-date basis. The stock now trades below replacement value despite having a much better than average rig fleet. In what we believe will be the eventual capital spending and rig count upturn that should accompany higher oil prices, the company's shares should be poised to outperform due to a combination of both positive earnings revisions and valuation-multiple expansion. At this time, we continue to hold the position in our portion of the Portfolio. As of the end of the reporting period, we continue to hold Precision Drilling.

Derivatives were not used during the reporting period.

Investment process
(continued)

portfolio of its highest conviction ideas.

Systematic: The Portfolio employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. The Portfolio's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

The Portfolio conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick: The Portfolio employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. The Portfolio's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

Sapience: The Portfolio's process is driven by fundamen-

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

Kayne Anderson Rudnick

Our portion of the Portfolio outperformed the benchmark during the reporting period. The sectors contributing the most to performance were materials, technology and financial services. The bottom three performing sectors were energy, health care and consumer staples.

In terms of individual stocks, the top contributors were Graco, a manufacturer of fluid-handling systems, and Skyworks Solutions, a semiconductor manufacturer. Shares of Graco performed strongly following the company's reports of solid revenue growth (driven by double-digit growth in the contractor segment) and profitability expansion. Skyworks Solutions has seen a strong rebound in both its results and stock price as a result of improved execution in its core cellphone markets. The company has made inroads with large Chinese customers to better diversify its revenue base, but still faces customer concentration with its largest customer, Apple. Growth in "Internet of Things" applications will need to accelerate to offset the content growth Skyworks sees in its flagship customers. As of the end of the reporting period, we continue to hold Graco and Skyworks Solutions.

The largest detractors from results were Syntel, an information technology consulting firm, and Dril-Quip, an offshore oilfield services provider. Syntel reported weak results, with sluggish end-market demand. Management commented that decision cycles continue to lengthen due to persistent contract delays. Customer concentration has been an ongoing issue for the company and is a concern from the standpoint of long-term prospects and profitability. We closed our position in Syntel prior to the end of the reporting period. Dril-Quip's shares lagged, driven by continuous weakness in deep water drilling activity due to depressed crude oil prices. Our view of the company's long-term market positioning remains intact, however. We continue to believe that Dril-Quip is better protected both as a "best of breed" mission-critical equipment supplier and a low-cost manufacturer. As of the end of the reporting period, we continue to hold Dril-Quip.

Derivatives were not used during the reporting period.

Sapience

Our portion of the Portfolio underperformed the benchmark during the reporting period. Compared with the Index, stock selection in the consumer discretionary and energy sectors detracted from returns. An overweight in the worst performing energy sector further hindered performance. In consumer discretionary, Ascena Retail Group, Inc. was the largest detractor. Its shares declined in commiseration with overall weakness in the retail sector. Ascena Retail Group's stock price experienced further pressure when its management team announced an earnings shortfall and lowered its annual guidance. The company's seasoned management team has taken steps to counteract the weakness in sales and is exploring opportunities to utilize its centralized, cost-effective operational platform for third-party fulfillment. Within energy, Forum Energy Technologies, Inc. subtracted the most value from returns. In general, oil service companies, like Forum Energy Technologies, have not performed as well as exploration & production companies. Forum Energy Technologies, however, has a strong balance sheet, primarily operates in segments with two or three players, has a low capital expenditure and high free cash flow business model and is a well-managed company. At current levels, Forum

Investment process
(concluded)

tal, bottom-up research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies. The Portfolio views companies through the eyes of an "owner" and seeks to identify companies with sustainable business models, trading at a discount to its estimate of intrinsic value, and that possess value drivers to narrow the valuation gap over its investment horizon.

Huber: The Portfolio employs an in-depth, internal, 100% bottom-up investment process rooted in fundamental research and behavioral psychology, analyzing companies' financials to determine normalized earnings. A company's initial review seeks to differentiate value traps from value opportunities while the detailed review entails rigorous fundamental analysis at both the aggregate and segment levels. Security weights are determined by our assessment of the risk/reward profile relative to other investment opportunities. The Portfolio seek diversification while maintaining neutrality to macro-economic factors.

PACE Small/Medium Co Value Equity Investments

Subadvisors' comments (Unaudited) – concluded

Energy Technologies remains an attractive investment opportunity and we continue to hold the stock as of the end of the reporting period.

On the positive side, stock selection in the financials sector added the most value and Zions Bancorporation was among the top contributors. While the overall banking industry performed well during the period, Zions Bancorporation's stock price also rose as the company has been deploying excess cash into securities, which has benefited their return on assets. Additionally, their expense control and profitability improvement program has begun bearing fruit.

Derivatives were not used during the reporting period.

Huber Capital Management

During the time we managed a portion of the Portfolio, we underperformed the benchmark. At the sector level, the largest detractors from performance were consumer discretionary, producer durables and materials & processing. In contrast, the largest contributors to results were energy and financial services.

In terms of individual holdings, two consumer discretionary companies, Aimia and Iconix Brands, detracted from performance. We exited our position in Aimia during the second quarter of 2017 due to a change in its fundamentals. Within producer durables, KBR and Teekay Tankers were the principle detractors from results. Lastly, Innospec was the most notable detractor in the materials and processing sector. With the exception of Aimia, we continue to hold the aforementioned companies as of the end of the reporting period.

Within energy, our holdings in Ensco and Flotek underperformed, primarily due to a weak commodity pricing environment. We closed our position in Flotek prior to the end of the reporting period. However, this was more than offset by the positive relative impact from our underweight exposure to the sector. Within the financial services sector, Granite Real Estate Investment and CNO Financial Group were the largest contributors to performance. With the exception of Flotek, we continue to hold the aforementioned companies as of the end of the reporting period.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	15.25%	13.72%	6.46%
Class C2	14.35	12.86	5.65
Class Y3	15.35	13.87	6.69
Class P4	15.41	13.88	6.62
After deducting maximum sales charge
Class A1	8.90	12.44	5.86
Class C2	13.35	12.86	5.65
Russell 2500 Value Index[5]	14.09	13.96	7.43
Lipper Small-Cap Core Funds median	16.02	13.58	7.08

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	19.15%	13.53%	5.71%
Class C2	18.24	12.68	4.91
Class Y3	19.31	13.67	5.94
Class P4	19.34	13.69	5.87
After deducting maximum sales charge
Class A1	12.59	12.26	5.11
Class C2	17.24	12.68	4.91

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.24% and 1.24%; Class C—2.01% and 2.01%; Class Y—1.07% and 1.07%; and Class P—1.11% and 1.11% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16%; Class Y—1.16%; and Class P—1.16% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Value Equity Investments

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—July 31, 2017 (unaudited)

Top ten holdings[1]	Percentage of net assets
RBC Bearings, Inc.	1.5%
The Scotts Miracle-Gro Co., Class A	1.4
Signet Jewelers Ltd.	1.4
Snap-on, Inc.	1.4
Lamar Advertising Co., Class A	1.4
TransUnion	1.3
Envision Healthcare Corp.	1.3
CDW Corp.	1.3
HFF, Inc., Class A	1.3
The Michaels Cos. Inc.	1.3
Total	13.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	89.9%
Bermuda	5.3
Canada	1.6
Netherlands	0.9
Puerto Rico	0.8
Total	98.5%
Sectors[1]	Percentage of net assets
Financials	26.9%
Industrials	19.7
Consumer Discretionary	12.7
Information	12.5
Energy	6.8
Health Care	6.1
Materials	5.0
Consumer Staples	3.3
Utilities	1.4
Total	94.4%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—94.33%
Aerospace & defense—0.12%
Arconic, Inc.	18,900	$468,531
Wesco Aircraft Holdings, Inc.*	13,800	149,730
		618,261
Air freight & logistics—1.44%
Atlas Air Worldwide Holdings, Inc.*	19,975	1,186,515
Expeditors International of Washington, Inc.	108,600	6,394,368
		7,580,883
Airlines—0.30%
JetBlue Airways Corp.*	71,240	1,562,293
Auto components—0.17%
Visteon Corp.*	8,220	916,859
Automobiles—0.74%
Thor Industries, Inc.	37,150	3,913,752
Banks—9.30%
Atlantic Capital Bancshares, Inc.*	7,800	150,540
Bank of Hawaii Corp.[1]	64,200	5,371,614
Bank of the Ozarks, Inc.	49,475	2,134,846
Cathay General Bancorp	57,300	2,145,885
Citizens Financial Group, Inc.	72,195	2,532,601
First Citizens BancShares Inc., Class A	2,100	772,842
First Hawaiian, Inc.	143,400	4,230,300
First Horizon National Corp.	74,600	1,300,278
FNB Corp.	152,785	2,093,154
IBERIABANK Corp.	26,355	2,130,802
KeyCorp	106,995	1,930,190
Regions Financial Corp.	19,400	283,240
Sterling Bancorp[1]	234,500	5,416,950
SunTrust Banks, Inc.	9,900	567,171
Texas Capital Bancshares, Inc.*	52,200	4,089,870
The Bank of NT Butterfield & Son Ltd.	97,880	3,336,729
UMB Financial Corp.	35,251	2,455,585
United Community Banks, Inc.	64,915	1,802,040
Wintrust Financial Corp.	43,040	3,241,342
Zions Bancorporation	63,790	2,890,963
		48,876,942
Building products—0.51%
Continental Building Products, Inc.*	122,138	2,687,036
Capital markets—4.12%
Artisan Partners Asset Management, Inc., Class A	106,900	3,554,425
E*TRADE Financial Corp.*	42,435	1,739,835
HFF, Inc., Class A	183,650	6,743,628
Lazard Ltd., Class A	48,845	2,281,550
MSCI, Inc.,	44,750	4,875,512
OM Asset Management PLC	31,700	477,719
Uranium Participation Corp.*	113,700	348,373
Uranium Participation Corp.*	23,300	71,065
Virtus Investment Partners, Inc.	13,200	1,554,960
		21,647,067
	Number of shares	Value
Common stocks—(continued)
Chemicals—2.92%
Axalta Coating Systems Ltd.*	123,300	$3,883,950
Huntsman Corp.	92,465	2,461,418
Innospec, Inc.	23,792	1,484,621
The Scotts Miracle-Gro Co., Class A1	78,540	7,539,055
		15,369,044
Commercial services & supplies—1.78%
ABM Industries, Inc.	22,565	1,006,851
ACCO Brands Corp.*	60,985	710,475
KAR Auction Services, Inc.	84,700	3,560,788
Ritchie Bros Auctioneers, Inc.[1]	93,300	2,633,859
Steelcase, Inc., Class A	105,100	1,434,615
		9,346,588
Communications equipment—0.42%
ARRIS International PLC*	19,800	553,608
Comtech Telecommunications Corp.	92,477	1,664,586
		2,218,194
Construction & engineering—0.79%
KBR, Inc.	278,340	4,152,833
Consumer finance—0.31%
Ally Financial, Inc.	12,500	283,000
Enova International, Inc.*	32,887	476,862
EZCORP, Inc., Class A*	75,200	586,560
Nelnet, Inc., Class A	5,600	274,904
		1,621,326
Containers & packaging—1.31%
Avery Dennison Corp.	21,095	1,960,358
Greif, Inc., Class A	21,040	1,180,134
Silgan Holdings, Inc.	80,140	2,428,242
WestRock Co.	22,885	1,314,057
		6,882,791
Diversified financial services—0.06%
Voya Financial, Inc.	8,400	329,616
Electric utilities—0.24%
Entergy Corp.	7,400	567,728
Great Plains Energy, Inc.	13,699	422,751
Portland General Electric Co.	5,900	263,671
		1,254,150
Electronic equipment, instruments & components—2.90%
Belden, Inc.	35,110	2,525,813
CDW Corp.	107,200	6,799,696
Celestica, Inc.*	44,520	529,343
Orbotech Ltd.*	22,615	801,928
TTM Technologies, Inc.*	103,040	1,790,835
VeriFone Systems, Inc.*	113,073	2,206,054
Vishay Intertechnology, Inc.	31,570	563,525
		15,217,194

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—2.95%
Core Laboratories N.V.[1]	47,770	$4,802,318
Dril-Quip, Inc.*,1	85,500	3,813,300
Ensco PLC, Class A	55,700	294,653
Forum Energy Technologies, Inc.*,1	319,380	4,231,785
Precision Drilling Corp.*	629,775	1,838,943
US Silica Holdings, Inc.	18,430	536,866
		15,517,865
Equity real estate investment trusts—4.89%
CatchMark Timber Trust, Inc., Class A	24,337	280,119
CoreCivic, Inc.	72,250	2,001,325
DuPont Fabros Technology, Inc.	10,860	676,904
Education Realty Trust, Inc.[1]	75,600	2,838,780
EPR Properties	38,340	2,775,049
Gaming and Leisure Properties, Inc.	13,840	525,090
Government Properties Income Trust	44,100	781,893
Granite Real Estate Investment Trust	26,500	1,066,360
Host Hotels & Resorts, Inc.	96,885	1,807,874
Medical Properties Trust, Inc.	131,730	1,709,855
Outfront Media, Inc.	183,430	4,195,044
Piedmont Office Realty Trust, Inc., Class A	76,063	1,598,084
Redwood Trust, Inc.	186,650	3,223,445
SL Green Realty Corp.	21,385	2,208,429
		25,688,251
Food & staples retailing—0.27%
US Foods Holding Corp.*	50,970	1,434,806
Food products—2.85%
Conagra Brands, Inc.	6,700	229,408
Hain Celestial Group, Inc.*,1	42,450	1,897,939
Lamb Weston Holdings, Inc.	6,600	290,268
Nomad Foods Ltd.*	42,710	608,618
Pinnacle Foods, Inc.	48,865	2,901,604
Post Holdings, Inc.*	43,400	3,610,880
TreeHouse Foods, Inc.*,1	60,650	5,144,939
Tyson Foods, Inc., Class A	4,500	285,120
		14,968,776
Health care equipment & supplies—2.05%
Anika Therapeutics, Inc.*	116,600	5,965,256
CONMED Corp.	6,400	328,448
Integer Holdings Corp.*	50,204	2,299,343
STERIS PLC	26,450	2,164,933
		10,757,980
Health care providers & services—3.19%
Amedisys, Inc.*	30,200	1,430,272
Envision Healthcare Corp.*	122,025	6,885,871
HealthSouth Corp.	33,875	1,441,720
Patterson Cos., Inc.[1]	126,300	5,269,236
Tenet Healthcare Corp.*	15,500	268,925
Tivity Health, Inc.*	22,885	907,390
VCA, Inc.*	6,200	573,996
		16,777,410
	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—1.53%
Aramark	33,455	$1,333,516
SeaWorld Entertainment, Inc.[1]	102,850	1,581,833
The Cheesecake Factory, Inc.[1]	107,850	5,131,503
		8,046,852
Household durables—2.08%
Lennar Corp., Class B	8,285	368,434
Newell Brands, Inc.	20,840	1,098,685
Toll Brothers, Inc.	70,290	2,712,491
Tupperware Brands Corp.	15,400	934,934
Whirlpool Corp.	32,620	5,802,445
		10,916,989
Household products—0.49%
WD-40 Co.[1]	24,100	2,570,265
Insurance—4.63%
Argo Group International Holdings Ltd.	52,200	3,129,390
Aspen Insurance Holdings Ltd.	70,950	3,462,360
Athene Holding Ltd., Class A*	39,730	2,007,557
CNO Financial Group, Inc.	50,237	1,149,422
Crawford & Co., Class B	65,620	589,268
First American Financial Corp.	64,100	3,103,081
Third Point Reinsurance Ltd.*	94,810	1,379,485
Unum Group	61,845	3,100,290
W.R. Berkley Corp.[1]	78,100	5,386,557
XL Group Ltd.	23,355	1,036,962
		24,344,372
Internet software & services—0.35%
Cars.com, Inc.*,1	75,500	1,834,650
IT services—4.65%
Broadridge Financial Solutions, Inc.	86,000	6,523,960
Cass Information Systems, Inc.	97,450	6,427,802
EVERTEC, Inc.	243,350	4,343,797
Jack Henry & Associates, Inc.	50,200	5,387,464
Leidos Holdings, Inc.	26,375	1,409,480
Science Applications International Corp.	5,100	359,091
		24,451,594
Life sciences tools & services—0.83%
Bio-Rad Laboratories, Inc., Class A*	8,445	1,989,896
ICON PLC*	10,135	1,063,668
PerkinElmer, Inc.	19,705	1,297,180
		4,350,744
Machinery—7.24%
Actuant Corp., Class A1	95,450	2,309,890
AGCO Corp.	12,105	873,255
Altra Industrial Motion Corp.	42,750	1,904,512
Donaldson Co., Inc.	93,800	4,454,562
EnPro Industries, Inc.[1]	38,100	2,934,462
Graco, Inc.	47,600	5,523,504
Harsco Corp.*	36,190	559,136
Oshkosh Corp.	7,895	543,650
RBC Bearings, Inc.*	75,600	7,812,504

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Snap-on, Inc.	46,800	$7,216,560
Terex Corp.	99,060	3,899,992
		38,032,027
Marine—0.38%
Kirby Corp.*,1	33,100	2,015,790
Media—1.59%
Cinemark Holdings, Inc., Class A	153,900	5,986,710
Lions Gate Entertainment Corp., Class B*	66,715	1,835,329
Meredith Corp.	8,915	529,997
		8,352,036
Metals & mining—0.96%
Alcoa Corp.	82,560	3,005,184
Carpenter Technology Corp.	7,100	287,053
Commercial Metals Co.	48,445	901,077
Kaiser Aluminum Corp.	5,200	505,908
TimkenSteel Corp.*	21,330	338,934
		5,038,156
Multi-utilities—1.14%
Ameren Corp.	48,590	2,725,899
Black Hills Corp.	7,860	547,528
NorthWestern Corp.	47,050	2,719,019
		5,992,446
Oil, gas & consumable fuels—3.93%
Andeavor	5,830	580,260
Arch Coal, Inc., Class A	27,770	2,112,464
Energen Corp.*	46,515	2,478,319
Golar LNG Ltd.	4,800	114,288
Golar LNG Partners LP	52,600	1,184,026
Oasis Petroleum, Inc.*	305,100	2,373,678
RSP Permian, Inc.*	133,560	4,589,122
SM Energy Co.	74,195	1,290,251
Teekay Tankers Ltd., Class A	328,300	590,940
WPX Energy, Inc.*	493,195	5,316,642
		20,629,990
Paper & forest products—0.08%
KapStone Paper and Packaging Corp.	12,900	294,894
Mercer International, Inc.	12,825	141,075
		435,969
Personal products—0.16%
Herbalife Ltd.*	12,700	844,677
Professional services—3.24%
Equifax, Inc.	39,200	5,701,248
Korn/Ferry International	55,360	1,851,792
ManpowerGroup, Inc.	2,705	289,841
Resources Connection, Inc.	162,870	2,174,314
TransUnion*	153,500	7,034,905
		17,052,100
	Number of shares	Value
Common stocks—(continued)
Real estate investment trusts—2.03%
Brandywine Realty Trust	72,910	$1,225,617
Lamar Advertising Co., Class A	100,200	7,071,114
Liberty Property Trust	56,630	2,379,593
		10,676,324
Real estate management & development—0.27%
CBRE Group, Inc., Class A*	37,815	1,436,592
Road & rail—2.01%
Genesee & Wyoming, Inc., Class A*	42,550	2,772,558
Knight Transportation, Inc.[1]	67,800	2,417,070
Landstar System, Inc.	64,800	5,388,120
		10,577,748
Semiconductors & semiconductor equipment—2.43%
Advanced Energy Industries, Inc.*	14,660	1,063,583
Lam Research Corp.	7,085	1,129,774
Microsemi Corp.*	58,285	3,035,483
Skyworks Solutions, Inc.	52,000	5,453,240
Teradyne, Inc.	60,315	2,086,296
		12,768,376
Software—1.37%
American Software, Inc., Class A	408,580	3,963,226
Barracuda Networks, Inc.*	92,880	2,087,014
CA, Inc.	36,200	1,123,648
		7,173,888
Specialty retail—5.04%
Ascena Retail Group, Inc.*,1	1,558,150	3,646,071
Burlington Stores, Inc.*	6,965	606,164
Express, Inc.*	230,950	1,399,557
Party City Holdco, Inc.*	143,850	2,006,707
Sally Beauty Holdings, Inc.*,1	161,800	3,273,214
Signet Jewelers Ltd.[1]	120,650	7,378,954
The Children's Place, Inc.	13,490	1,425,219
The Michaels Cos. Inc.*	334,531	6,737,454
		26,473,340
Technology hardware, storage & peripherals—0.87%
Diebold Nixdorf, Inc.[1]	140,140	3,279,276
NetApp, Inc.	30,070	1,305,639
		4,584,915
Textiles, apparel & luxury goods—1.06%
Iconix Brand Group, Inc.*	115,900	773,053
PVH Corp.	28,952	3,453,684
Wolverine World Wide, Inc.	48,035	1,354,587
		5,581,324
Thrifts & mortgage finance—1.34%
BankUnited, Inc.	73,600	2,533,312
Washington Federal, Inc.	134,399	4,495,647
		7,028,959

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—1.00%
Air Lease Corp.	74,850	$2,962,563
GATX Corp.	16,750	1,035,652
H&E Equipment Services, Inc.	56,135	1,266,967
		5,265,182
Total common stocks (cost—$451,123,042)		495,815,222
	Face amount
Repurchase agreement—5.20%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $26,762,046 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$27,871,503); proceeds: $27,325,038 (cost—$27,325,000)	$27,325,000	27,325,000
	Number of shares	Value
Investment of cash collateral from securities loaned—2.68%
Money market fund—2.68%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$14,098,351)	14,098,351	$14,098,351
Total investments (cost—$492,546,393)—102.21%		537,238,573
Liabilities in excess of other assets—(2.21)%		(11,611,384)
Net assets—100.00%		$525,627,189

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes was $496,811,371; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$61,115,028
Gross unrealized depreciation	(20,687,826)
Net unrealized appreciation	$40,427,202

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$495,815,222	$—	$—	$495,815,222
Repurchase agreement	—	27,325,000	—	27,325,000
Investment of cash collateral from securities loaned	—	14,098,351	—	14,098,351
Total	$495,815,222	$41,423,351	$—	$537,238,573

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 17.16% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 16.15%, and the Lipper Small-Cap Growth Funds category posted a median return of 17.09%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 179. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

Riverbridge Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period. The fact that we exceeded the benchmark during such a strong period in the marketplace is notable considering our typical performance patterns. In our view, because our investment team consistently invests in high quality, well-managed companies that demonstrate the ability to increase their earnings power regardless of economic conditions, our portion of the Portfolio has historically performed best on a relative basis in more challenging market and economic environments. However, the fundamental strength of our companies enabled us to overcome this pattern.

Our top-performing sector for the reporting period was information technology. One holding, National Instruments, a provider of modular electronic test and measurement equipment for product design and manufacturing test markets, was a notable performer that we believe exemplifies our investment philosophy. Management consistently focuses on long-term results and maintains a strong balance sheet. Against this backdrop, the company has exhibited predictable growth patterns through recurring revenue from a loyal customer base. As of the end of the reporting period, we continue to hold National Instruments.

Our health care holdings detracted from performance. Shares of Inovalon Holdings, a leading provider of data analytics for the health care industry, declined during the reporting period. This decline was driven by the cancellation of a large contract that was expected to generate significant revenue for Inovalon Holdings, and for which significant expenses had already been incurred. Despite this short-term headwind, we believe Inovalon Holdings remains well positioned relative to the long-term shift to value-based health care. As of the end of the reporting period, we continue to hold Inovalon Holdings.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG"); Timpani Capital Management LLC ("Timpani")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Riverbridge: Mark Thompson;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

Riverbridge: The Portfolio believes that earnings power determines the value of a franchise. The Portfolio focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. The Portfolio looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

LMCG: The Portfolio seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all

(continued on next page)

PACE Small/Medium Co Growth Equity Investments

Subadvisors' comments (Unaudited) – continued

Overall, many of the companies in our portion of the Portfolio had a strong period fundamentally. Like the broader markets, they too generated robust earnings gains. More importantly, they strengthened their relative market position while increasing their earnings power. We continue to focus on identifying well-managed companies possessing enduring competitive strengths that should persist over economic and market cycles.

Derivatives were not used during the reporting period.

LMCG Investments, LLC

Our portion of the Portfolio underperformed the benchmark during the reporting period. As in prior periods, stock selection was the primary driver of our results. Weakness in some key holdings in health care and some segments of industrials detracted from performance during the reporting period. On the positive side, stock selection was strong in the consumer discretionary and consumer staples sectors.

The run-up to the US presidential election, the days following the election and the subsequent regulatory overhang weighed on our health care holdings and muted the positive attribution we saw in other areas of our portion of the Portfolio. Companies in the health care services segment struggled due to concerns about the impact of a proposed repeal of the Affordable Care Act. In particular, Tenet Healthcare and Envision Healthcare underperformed during the reporting period. Our holdings in biotech, where we are historically often underweight, also lagged the benchmark. In industrials, supply chain management company Echo Global Logistics and electrical equipment manufacturer Acuity Brands weighed on performance. Our underweight to the sector also hurt returns, although that underweight has decreased as we have found more opportunity in the space in recent months. Tenet Healthcare and Envision Healthcare were sold prior to the end of the reporting period due to underperformance. Echo Global Logistics and Acuity brands were sold in favor of better opportunities elsewhere.

Nexstar Broadcasting, in the consumer discretionary sector, was our largest holding at the end of the reporting period. Its shares rose sharply after continuing to post solid quarterly results and it was the largest individual contributor to performance. Stock selection within consumer staples, including beverage manufacturer National Beverage (maker of LaCroix sparkling water) and RiteAid also contributed meaningfully to results. Our underweight to the sector was also beneficial.

The market's renewed focus over the last six to eight months on company fundamentals rather than macro events and/or stylistic factors is expected to be supportive to our investment returns going forward. These opportunities, combined with our ability to identify companies offering underappreciated, unrecognized growth potential, leave us optimistic going forward. National Beverage and RiteAid were sold prior to the end of the reporting period.

Derivatives were not used during the reporting period.

Timpani Capital Management

Our portion of the Portfolio outperformed the benchmark during the reporting period. Looking at the 12-month period, it was a tale of two halves. The first half (August 2016 through January 2017) was dominated by more economically sensitive value stocks, while the second half (February through July 2017) saw secular growth stocks

Investment process
(concluded)

industry sectors. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics the Portfolio seeks in its holdings.

Timpani: The Portfolio seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. The Portfolio uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. The Portfolio forms an investment decision based on this reasearch and an assessment of the market's perception of these companies.

PACE Small/Medium Co Growth Equity Investments

Subadvisors' comments (Unaudited) – concluded

shine. Not surprisingly, we struggled during the first half of the reporting period, but outperformed in the second half when our style purity to growth investing was rewarded.

For the reporting period as a whole, stock selection drove our outperformance, while sector allocation was a modest detractor from results. In terms of stock selection, technology and consumer discretionary were the strongest performers, whereas materials & processing generated the weakest results. Health care company Heska and technology company Coherent were our two best performers. Health care company Ligand Pharmaceuticals and producer durables company Dycom Industries were our worst two performers. From a sector perspective, an underweight position in energy detracted the most from results, while an overweight in technology was additive for performance. As of the end of the reporting period, we continue to hold the aforementioned companies.

We remain positive on the overall stock market and our positioning. Equity prices continue to grind higher, but the drivers have changed. For the first several years of this bull-run, domestic and global monetary policy was the primary driver. Now, as monetary policy gradually normalizes, it is an earnings-driven rally that we believe has the power to sustain gains for several more quarters, especially if we see domestic tax reform and/or fiscal stimulus. Valuation is a common concern. Admittedly, valuation multiples are above average, but we believe they should be. We also believe they have the potential to further rise given the favorable macro backdrop, which includes low interest rates, low inflation and minimal near-term risk of recession.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	17.09%	11.79%	6.90%
Class C2	16.24	10.94	6.08
Class Y3	17.16	11.89	7.09
Class P4	17.16	11.90	7.06
After deducting maximum sales charge
Class A1	10.68	10.52	6.29
Class C2	15.24	10.94	6.08
Russell 2500 Growth Index[5]	16.15	14.87	8.79
Lipper Small-Cap Growth Funds median	17.11	13.15	7.82

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	22.22%	11.32%	6.53%
Class C2	21.28	10.47	5.72
Class Y3	22.27	11.43	6.72
Class P4	22.33	11.45	6.70
After deducting maximum sales charge
Class A1	15.47	10.07	5.93
Class C2	20.28	10.47	5.72

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.25% and 1.25%; Class C—2.02% and 2.02%; Class Y—1.09% and 1.09%; and Class P—1.13% and 1.13% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—July 31, 2017 (unaudited)

Top ten holdings[1]	Percentage of net assets
Nexstar Media Group, Inc., Class A	2.2%
Grand Canyon Education, Inc.	1.9
National Instruments Corp.	1.9
WageWorks, Inc.	1.8
Ultimate Software Group, Inc.	1.7
Beacon Roofing Supply, Inc.	1.6
Pegasystems, Inc.	1.6
Proto Labs, Inc.	1.5
Healthcare Services Group, Inc.	1.5
Chemed Corp.	1.3
Total	17.0%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	96.8%
Canada	1.5
Israel	0.7
Luxembourg	0.7
Netherlands	0.2
Total	99.9%
Sectors[1]	Percentage of net assets
Information Technology	30.9%
Industrials	19.8
Health Care	19.3
Consumer Discretionary	14.2
Financials	5.9
Consumer Staples	3.0
Materials	2.8
Telecommunication Services	2.1
Energy	1.1
Total	99.1%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—99.17%
Aerospace & defense—1.27%
HEICO Corp.	76,102	$6,116,318
Mercury Systems, Inc.*	3,868	169,844
		6,286,162
Air freight & logistics—0.17%
Air Transport Services Group, Inc.*	19,571	476,750
Atlas Air Worldwide Holdings, Inc.*	5,956	353,786
		830,536
Auto components—2.43%
Dorman Products, Inc.*	48,907	3,818,659
Fox Factory Holding Corp.*	10,299	395,997
Gentex Corp.	244,604	4,163,160
Tenneco, Inc.[1]	58,591	3,240,082
Visteon Corp.*	3,643	406,340
		12,024,238
Banks—2.53%
Pinnacle Financial Partners, Inc.[1]	82,264	5,256,670
SVB Financial Group*	12,662	2,259,407
Western Alliance Bancorp*	99,597	5,017,697
		12,533,774
Beverages—0.09%
New Age Beverages Corp.*,1	57,102	279,229
Primo Water Corp.*	11,931	148,064
		427,293
Biotechnology—2.66%
Clovis Oncology, Inc.*,1	8,310	704,771
Exact Sciences Corp.*,1	44,671	1,733,235
Ligand Pharmaceuticals, Inc.*,1	38,013	4,596,152
Neurocrine Biosciences, Inc.*,1	33,439	1,606,075
Spark Therapeutics, Inc.*,1	3,659	259,789
TESARO, Inc.*,1	5,721	730,343
Ultragenyx Pharmaceutical, Inc.*,1	53,501	3,548,186
		13,178,551
Building products—0.91%
Apogee Enterprises, Inc.[1]	28,833	1,501,911
JELD-WEN Holding, Inc.*	91,540	2,988,781
		4,490,692
Capital markets—0.94%
Financial Engines, Inc.[1]	100,145	3,850,575
MarketAxess Holdings, Inc.[1]	3,920	795,329
		4,645,904
Chemicals—1.22%
Ingevity Corp.*,1	80,011	4,680,644
The Chemours Co.	28,340	1,349,267
		6,029,911
Commercial services & supplies—3.42%
Healthcare Services Group, Inc.	137,780	7,199,005
Innerworkings, Inc.*	153,347	1,807,961
	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Mobile Mini, Inc.	93,074	$2,866,680
Ritchie Brothers Auctioneers, Inc.	180,153	5,085,719
		16,959,365
Communications equipment—1.35%
Ciena Corp.*	57,375	1,477,407
Digi International, Inc.*	155,627	1,626,302
Infinera Corp.*,1	55,829	654,874
Lumentum Holdings, Inc.*,1	40,817	2,555,144
RADCOM Ltd.*,1	16,852	359,790
		6,673,517
Construction & engineering—1.10%
Dycom Industries, Inc.*,1	23,254	2,106,812
MasTec, Inc.*	19,075	881,265
NV5 Global, Inc.*,1	12,155	505,040
Quanta Services, Inc.*	57,528	1,940,420
		5,433,537
Construction materials—1.57%
Eagle Materials, Inc.	39,424	3,709,799
Summit Materials, Inc., Class A*	115,045	3,271,880
US Concrete, Inc.*,1	10,481	821,186
		7,802,865
Consumer finance—1.35%
Green Dot Corp., Class A*	22,055	887,493
PRA Group, Inc.*,1	147,981	5,800,855
		6,688,348
Diversified consumer services—2.17%
Chegg, Inc.*,1	91,416	1,266,112
Grand Canyon Education, Inc.*	128,632	9,463,456
		10,729,568
Diversified telecommunication services—1.81%
Vonage Holdings Corp.*	657,500	4,346,075
Zayo Group Holdings, Inc.*	140,914	4,620,570
		8,966,645
Electronic equipment, instruments & components—3.45%
Belden, Inc.	51,764	3,723,902
Coherent, Inc.*	11,053	2,929,045
National Instruments Corp.	225,261	9,267,237
Orbotech Ltd.*	4,567	161,946
Rogers Corp.*	3,091	364,645
TTM Technologies, Inc.*	37,528	652,237
		17,099,012
Energy equipment & services—0.03%
RPC, Inc.[1]	7,882	163,236
Equity real estate investment trusts—0.74%
QTS Realty Trust, Inc., Class A	68,576	3,666,759
Food & staples retailing—0.92%
United Natural Foods, Inc.*,1	118,638	4,571,122

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Food products—1.70%
Calavo Growers, Inc.[1]	57,335	$4,245,657
Freshpet, Inc.*	245,112	4,179,159
		8,424,816
Health care equipment & supplies—6.20%
AxoGen, Inc.*,1	29,094	459,685
Cardiovascular Systems, Inc.*	21,048	664,064
Heska Corp.*	34,198	3,746,049
Hologic, Inc.*	44,738	1,977,867
Inogen, Inc.*	8,987	848,193
Integra LifeSciences Holdings Corp.*,1	68,090	3,381,350
K2M Group Holdings, Inc.*	10,293	250,429
Lantheus Holdings, Inc.*	5,596	103,246
Merit Medical Systems, Inc.*	26,400	1,082,400
Neogen Corp.*	44,197	2,911,256
Nevro Corp.*,1	53,108	4,570,475
Novadaq Technologies, Inc.*	208,550	2,444,206
NuVasive, Inc.*,1	77,804	5,118,725
Penumbra, Inc.*	5,247	428,418
Tactile Systems Technology, Inc.*	27,315	807,158
West Pharmaceutical Services, Inc.	21,402	1,898,357
		30,691,878
Health care providers & services—3.89%
Addus HomeCare Corp.*	17,896	607,569
BioTelemetry, Inc.*	24,653	843,133
Chemed Corp.[1]	32,635	6,445,413
Diplomat Pharmacy, Inc.*	78,505	1,245,874
HealthEquity, Inc.*,1	57,120	2,620,095
LHC Group, Inc.*	42,171	2,441,701
Teladoc, Inc.*	74,079	2,429,791
US Physical Therapy, Inc.	41,713	2,632,090
		19,265,666
Health care technology—4.13%
athenahealth, Inc.*,1	44,563	6,163,954
Evolent Health, Inc., Class A*,1	161,150	3,980,405
HealthStream, Inc.*	145,864	3,445,308
Inovalon Holdings, Inc., Class A*,1	130,360	1,655,572
Omnicell, Inc.*	8,184	405,926
Veeva Systems, Inc., Class A*	69,719	4,445,284
Vocera Communications, Inc.*	12,967	353,610
		20,450,059
Hotels, restaurants & leisure—2.06%
Dave & Buster's Entertainment, Inc.*	5,696	353,779
Planet Fitness, Inc., Class A1	115,582	2,619,088
The Cheesecake Factory, Inc.[1]	53,480	2,544,578
Vail Resorts, Inc.	20,645	4,351,140
Wingstop, Inc.*,1	11,870	356,219
		10,224,804
Household durables—0.26%
Century Communities, Inc.*	19,260	498,834
Installed Building Products, Inc.*	8,370	450,306
iRobot Corp.*,1	3,142	331,512
		1,280,652
	Number of shares	Value
Common stocks—(continued)
Household products—0.31%
Central Garden & Pet Co.*,1	7,761	$248,352
Central Garden and Pet Co., Class A*	41,459	1,275,279
		1,523,631
Insurance—0.17%
Health Insurance Innovations, Inc., Class A*	30,561	857,236
Internet & direct marketing retail—0.06%
Nutrisystem, Inc.	5,680	316,660
Internet software & services—7.77%
2U, Inc.*,1	107,199	5,547,548
Alarm.com Holdings, Inc.*	113,238	4,306,441
Carbonite, Inc.*	45,574	1,075,546
ChannelAdvisor Corp.*	99,444	1,044,162
CommerceHub, Inc. Series A*	1,692	30,862
CoStar Group, Inc.*	21,615	5,956,013
Five9, Inc.*	56,210	1,239,993
GrubHub, Inc.*,1	9,793	451,751
GTT Communications, Inc.*,1	191,719	5,857,015
Hortonworks, Inc.*	25,088	336,179
j2 Global, Inc.[1]	48,697	4,121,227
LogMeIn, Inc.	4,490	522,861
Nutanix, Inc., Class A*	21,350	453,581
Q2 Holdings, Inc.*	9,635	374,802
ShotSpotter, Inc.*	12,570	150,400
SPS Commerce, Inc.*	82,625	4,775,725
Stamps.com, Inc.*,1	15,228	2,255,267
		38,499,373
IT services—3.62%
Cass Information Systems, Inc.	44,133	2,911,013
Euronet Worldwide, Inc.*	4,707	454,743
ExlService Holdings, Inc.*	61,905	3,562,633
Gartner, Inc.*	29,987	3,847,932
InterXion Holding NV*	29,928	1,432,653
MAXIMUS, Inc.	80,510	4,859,584
Square, Inc., Class A*,1	19,977	526,394
WNS Holdings Ltd., ADR*	9,384	324,217
		17,919,169
Life sciences tools & services—1.08%
Accelerate Diagnostics, Inc.*,1	16,757	439,871
Bio-Techne Corp.	36,365	4,215,067
PRA Health Sciences, Inc.*	9,177	682,769
		5,337,707
Machinery—3.41%
John Bean Technologies Corp.[1]	55,893	5,164,513
Kornit Digital Ltd.*	26,115	540,580
Proto Labs, Inc.*,1	98,884	7,307,528
RBC Bearings, Inc.*,1	3,911	404,163
Rexnord Corp.*	63,897	1,479,854
The Middleby Corp.*	15,363	2,007,637
		16,904,275

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Media—3.47%
Nexstar Media Group, Inc., Class A1	165,127	$10,799,306
Sinclair Broadcast Group, Inc., Class A	177,332	6,392,818
		17,192,124
Multiline retail—0.17%
Ollie's Bargain Outlet Holdings, Inc.*,1	19,269	861,324
Oil, gas & consumable fuels—1.08%
Carrizo Oil & Gas, Inc.*	214,708	3,383,798
Diamondback Energy, Inc.*,1	20,294	1,945,789
		5,329,587
Pharmaceuticals—1.37%
Corcept Therapeutics, Inc.*,1	22,766	283,892
Pacira Pharmaceuticals Inc/DE*,1	82,394	3,254,563
Supernus Pharmaceuticals, Inc.*,1	51,335	2,076,500
Teligent, Inc.*	23,327	183,817
The Medicines Co.*,1	25,202	969,017
		6,767,789
Professional services—3.49%
Exponent, Inc.	47,476	3,095,435
TransUnion*	109,611	5,023,472
TriNet Group, Inc.*	8,870	310,450
WageWorks, Inc.*	135,757	8,851,357
		17,280,714
Road & rail—1.33%
Knight Transportation, Inc.[1]	156,189	5,568,138
Old Dominion Freight Line, Inc.	7,891	756,826
Saia, Inc.*	4,990	271,206
		6,596,170
Semiconductors & semiconductor equipment—4.42%
Advanced Energy Industries, Inc.*	4,854	352,158
Cabot Microelectronics Corp.	31,423	2,330,015
Cavium, Inc.*,1	83,968	5,200,978
CEVA, Inc.*	8,426	389,703
FormFactor, Inc.*	15,233	199,552
M/A-COM Technology Solutions Holdings, Inc.*,1	82,570	4,999,613
Microsemi Corp.*	79,422	4,136,298
Power Integrations, Inc.	55,270	3,904,825
Rudolph Technologies, Inc.*	16,109	398,698
		21,911,840
Software—11.85%
8x8, Inc.*	211,929	2,691,498
Asure Software, Inc.*,1	25,943	340,372
Blackline, Inc.*,1	6,765	262,279
Ellie Mae, Inc.*,1	52,826	4,607,484
Everbridge, Inc.*,1	7,096	167,820
Fair Isaac Corp.	11,515	1,641,463
Globant SA*,1	77,852	3,578,856
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
HubSpot, Inc.*,1	15,632	$1,130,975
Imperva, Inc.*	46,569	2,097,933
Paylocity Holding Corp.*,1	88,615	4,029,324
Pegasystems, Inc.	130,919	7,914,054
Proofpoint, Inc.*,1	17,509	1,492,467
PROS Holdings, Inc.*,1	131,463	3,790,078
PTC, Inc.*,1	53,766	2,967,346
RealPage, Inc.*,1	125,097	4,847,509
RingCentral, Inc., Class A*	22,636	787,733
Take-Two Interactive Software, Inc.*	18,797	1,493,986
Tyler Technologies, Inc.*,1	13,359	2,295,210
Ultimate Software Group, Inc.*,1	37,097	8,373,164
Varonis Systems, Inc.*	32,702	1,218,150
Verint Systems, Inc.*	75,420	2,990,403
		58,718,104
Specialty retail—3.53%
Camping World Holdings, Inc., Class A	122,889	3,927,532
Five Below, Inc.*,1	112,425	5,431,252
Murphy USA, Inc.*,1	70,447	5,334,951
The Children's Place, Inc.[1]	4,170	440,561
Tile Shop Holdings, Inc.[1]	161,660	2,360,236
		17,494,532
Technology hardware, storage & peripherals—0.59%
Stratasys Ltd.*	110,370	2,647,776
USA Technologies, Inc.*	50,469	280,103
		2,927,879
Textiles, apparel & luxury goods—0.05%
Canada Goose Holdings, Inc.*	12,130	231,198
Thrifts & mortgage finance—0.21%
LendingTree, Inc.*,1	4,635	1,022,481
Trading companies & distributors—2.72%
Beacon Roofing Supply, Inc.*	175,641	8,067,191
BMC Stock Holdings, Inc.*	16,144	355,168
SiteOne Landscape Supply, Inc.*,1	96,434	5,062,785
		13,485,144
Wireless telecommunication services—0.10%
Boingo Wireless, Inc.*	34,593	513,014
Total common stocks (cost—$419,038,160)		491,228,861
	Number of rights
Right—0.02%
Dyax Corp.*,2 (cost—$80,090)	72,153	90,191

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2017

	Face amount	Value
Repurchase agreement—1.82%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $8,815,560 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$9,181,021); proceeds: $9,001,013 (cost—$9,001,000)	$9,001,000	$9,001,000
	Number of shares	Value
Investment of cash collateral from securities loaned—5.00%
Money market fund—5.00%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$24,788,415)	24,788,415	$24,788,415
Total investments (cost—$452,907,665)—106.01%		525,108,467
Liabilities in excess of other assets—(6.01)%		(29,785,825)
Net assets—100.00%		$495,322,642

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes was $454,691,564; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$82,716,156
Gross unrealized depreciation	(12,299,253)
Net unrealized appreciation	$70,416,903

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$491,228,861	$—	$—	$491,228,861
Right	—	—	90,191	90,191
Repurchase agreement	—	9,001,000	—	9,001,000
Investment of cash collateral from securities loaned	—	24,788,415	—	24,788,415
Total	$491,228,861	$33,789,415	$90,191	$525,108,467

At July 31, 2017, there were no transfers between Level 1 and Level 2.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2017

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs for the year ended July 31, 2017:

Right
Beginning balance	$85,141
Purchases	—
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	5,050
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$90,191

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2017 was $5,050.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at the period end.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 17.08% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 17.77% and the Lipper International Multi-Cap Growth Funds category had a median return of 16.82%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 190. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection within markets held back our returns. Strong stock selection in Japan and France was more than offset by stock selection in the UK and the Netherlands. Strong performing individual security holdings included G4S, Allianz, and Société Générale. Weak performing individual security holdings included Kingfisher, Ahold Delhaize and Pearson. Sector allocation weighed on returns, held back by an underweight in financials. Stock selection within sectors added to returns, led by the positive impact of stock selection in the health care and industrials sectors. As of the end of the reporting period, we continue to hold the aforementioned companies.

Country allocation added to performance, led by an underweight position in the Australian equity market, along with overweight positions in Italy and Spain. Currency allocation was broadly neutral for returns, although an underweight position in the Japanese yen proved beneficial.

The main highlights of the strategy being adopted for our portion of the Portfolio are an overweight position in selected European markets, overweight positions in the telecommunication services, energy, and utilities sectors, and underweight positions in the materials, financials and industrials sectors.

Derivatives were not used during the review period.

Chautauqua Capital Management

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. This was largely attributable to the rally of lower quality, deep value companies during the fourth quarter of 2016 following the

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Chautauqua");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Chautauqua: Brian M. Beitner, CFA;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

Mondrian: The Portfolio conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future

(continued on next page)

PACE International Equity Investments

Subadvisors' comments (Unaudited) – continued

surprise election of Donald Trump. During this period, the outperformance of the value style was significant. Our investment approach, which focuses on companies that are faster growing, more profitable and higher quality than the benchmark, underperformed. So far, 2017 has been a very different market, with the growth style regaining market leadership. During this period, our growth-oriented portion of the Portfolio has had a strong advance, closing the gap versus the benchmark.

While the underlying companies whose securities make up our portion of the Portfolio performed well, market movements created a different effect. The main drivers of the benchmark's performance, from a sector perspective, were derived from strong gains in materials, financials and information technology. Health care was the largest detractor from performance in the benchmark. As a result, our underweights in materials and financials stocks were a drag on performance, while a significant overweight to information technology stocks added to returns. Within the defensive sectors (utilities, consumer staples, health care and telecommunication services), our overweight to leading health care companies lessened returns, while our underweight to poorly performing consumer staples and utilities stocks was beneficial for performance. Our two largest sector conviction overweights—namely health care and information technology—were additive to returns from a stock selection perspective.

Regionally, stock selection in the Asia/Pacific Basin and Africa/Middle East contributed to performance, while Canada-based Lululemon Athletica accounted for the majority of the negative stock selection from North America. As of the end of the reporting period, we continue to hold the security. Allocation effect across the regions was neutral overall.

Derivatives were not used during the reporting period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, with country/currency tilts adding value. In contrast, fundamental factor exposures and sector tilts detracted from results. Over the period, our portion of the Portfolio was rewarded for overweights to Austria, Hong Kong and Spain. Overall, with European currencies strengthening against the US dollar, exposure to stocks denominated in both the euro and the Danish krone added significant value. Conversely, an overweight to Finland and an underweight to Norway modestly detracted from performance.

At the fundamental level, our portion of the Portfolio benefited from moderately defensive positioning toward stocks with higher earnings quality, as well as securities with weaker short sentiment. Additionally, companies with higher book-to-price ratios rallied during the reporting period and our increased exposure to such companies was rewarded. Among detracting factors, companies with strong three-year price momentum rallied globally and a tilt away from these historical winners hurt performance. Moreover, larger-cap companies within the MSCI EAFE Index outperformed during the report-

Investment process
(continued)

anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today.

Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. The Portfolio uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Chautauqua: The Portfolio seeks to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that the Portfolio believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, the Portfolio has a long-term horizon.

(continued on next page)

PACE International Equity Investments

Subadvisors' comments (Unaudited) – concluded

ing period and a tilt away from these companies detracted from returns. Exposure to stocks with greater earnings yields also notably detracted from performance, as these companies underperformed over the period.

Within sectors, overweights to technology and materials, and an underweight to telecommunications, contributed to relative returns. This was offset by our overweight to energy, which notably detracted from performance as these companies performed relatively poorly.

As of the end of the reporting period, our portion of the Portfolio was overweight materials, technology and industrials, while being underweight telecommunications, consumer staples and energy. Our portion of the Portfolio exhibited a lower price-to-earnings multiple, a lower dividend yield and a higher earnings growth rate relative to the MSCI EAFE Index. It also displayed a lower beta and was tilted toward relatively smaller companies. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the reporting period.

Investment process
(concluded)

Los Angeles Capital: The Portfolio employs a "long/short" or "130/30" equity strategy. The Portfolio buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. The Portfolio uses Los Angeles Capital's proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	16.71%	8.98%	0.68%
Class C2	15.78	8.09	(0.15)
Class Y3	17.04	9.27	0.98
Class P4	17.08	9.27	0.94
After deducting maximum sales charge
Class A1	10.26	7.74	0.11
Class C2	14.78	8.09	(0.15)
MSCI EAFE Index (net)[5]	17.77	9.06	1.46
Lipper International Multi-Cap Growth Funds median	16.82	8.66	1.71

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	16.77%	8.29%	0.10%
Class C2	15.89	7.42	(0.71)
Class Y3	17.17	8.60	0.41
Class P4	17.13	8.58	0.37
After deducting maximum sales charge
Class A1	10.33	7.07	(0.46)
Class C2	14.89	7.42	(0.71)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.86% and 1.86%; Class C—2.65% and 2.65%; Class Y—1.56% and 1.56%; and Class P—1.58% and 1.58% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE International Equity Investments

PACE International Equity Investments

Portfolio statistics—July 31, 2017 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Sanofi SA	1.8%
ENI SpA	1.8
Canon, Inc.	1.4
Tesco PLC	1.3
GlaxoSmithKline PLC	1.3
Genmab A/S	1.2
Royal Dutch Shell PLC, B Shares	1.2
Telia Co. AB	1.2
Kirin Holdings Co. Ltd.	1.2
ASML Holding N.V., NY Registered Shares	1.2
Total	13.6%
Top ten holdings (short holdings)[1]	Percentage of net assets
Statoil ASA	(0.5)%
Dufry AG	(0.4)
Telstra Corp. Ltd.	(0.3)
SoftBank Group Corp.	(0.3)
The Swatch Group	(0.3)
Scentre Group	(0.3)
Goodman Group	(0.3)
Mizuho Financial Group, Inc.	(0.3)
TOTAL SA	(0.2)
Kobe Steel Ltd.	(0.2)
Total	(3.1)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
Japan	24.8%
United Kingdom	15.4
Germany	9.0
Switzerland	8.7
France	6.7
Total	64.6%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
Japan	(6.1)%
Australia	(1.6)
Switzerland	(0.8)
France	(0.6)
Sweden	(0.6)
Total	(9.7)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2017

Common stocks
Aerospace & defense	0.55%
Airlines	0.30
Auto components	1.73
Automobiles	3.97
Banks	8.62
Beverages	1.76
Biotechnology	2.20
Building products	1.32
Capital markets	3.04
Chemicals	2.77
Commercial services & supplies	2.17
Communications equipment	0.63
Construction & engineering	1.39
Construction materials	0.47
Containers & packaging	0.05
Distributors	0.07
Diversified financial services	0.29
Diversified telecommunication services	4.74
Electric utilities	2.94
Electrical equipment	4.18
Electronic equipment, instruments & components	2.01
Energy equipment & services	1.02
Equity real estate investment trusts	1.01
Food & staples retailing	3.02
Food products	1.97
Gas utilities	0.54
Health care equipment & supplies	1.11
Health care providers & services	0.73
Hotels, restaurants & leisure	1.22
Household durables	0.75
Household products	1.22
Independent power and renewable electricity producers	0.06
Industrial conglomerates	0.56
Insurance	8.78
Internet & catalog retail	0.20
Internet software & services	0.70
IT services	2.09
Leisure products	0.46
Life sciences tools & services	0.18
Machinery	2.12
Marine	0.05
Media	1.38
Metals & mining	2.08
Common stocks—(concluded)
Multi-utilities	1.04%
Multiline retail	0.56
Oil, gas & consumable fuels	6.42
Paper & forest products	0.72
Personal products	0.92
Pharmaceuticals	9.25
Professional services	2.17
Real estate management & development	2.67
Road & rail	0.77
Semiconductors & semiconductor equipment	2.93
Software	3.77
Specialty retail	1.14
Technology hardware, storage & peripherals	0.00 †
Textiles, apparel & luxury goods	1.11
Tobacco	0.49
Trading companies & distributors	0.32
Transportation infrastructure	0.30
Wireless telecommunication services	0.73
Total common stocks	111.76
Preferred stocks
Automobiles	0.05
Household products	0.06
Total preferred stocks	0.11
Repurchase agreement	0.96
Investment of cash collateral from securities loaned	1.11
Total investments before investments sold short	113.94
Investments sold short Common stocks
Aerospace & defense	(0.04)
Airlines	(0.26)
Automobiles	(0.19)
Banks	(1.07)
Beverages	(0.16)
Capital markets	(0.17)
Chemicals	(0.37)
Commercial services & supplies	(0.07)
Construction & engineering	(0.14)
Construction materials	(0.04)
Consumer finance	(0.33)
Diversified consumer services	(0.06)

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2017

Investments sold short—(continued) Common stocks—(continued)
Diversified financial services	(0.40)%
Diversified telecommunication services	(0.47)
Electric utilities	(0.61)
Electrical equipment	(0.08)
Electronic equipment, instruments & components	(0.09)
Energy equipment & services	(0.30)
Equity real estate investment trusts	(1.53)
Food products	(0.24)
Gas utilities	(0.06)
Health care equipment & supplies	(0.19)
Health care technology	(0.06)
Hotels, restaurants & leisure	(0.55)
Household durables	(0.07)
Independent power and renewable electricity producers	(0.05)
Industrial conglomerates	(0.18)
Insurance	(0.06)
Internet & catalog retail	(0.06)
Internet software & services	(0.07)
Leisure products	(0.10)
Investments sold short—(concluded) Common stocks—(concluded)
Machinery	(0.39)%
Metals & mining	(0.55)
Oil, gas & consumable fuels	(1.05)
Personal products	(0.14)
Pharmaceuticals	(0.47)
Real estate management & development	(0.29)
Road & rail	(0.37)
Semiconductors & semiconductor equipment	(0.06)
Software	(0.06)
Specialty retail	(0.50)
Technology hardware, storage & peripherals	(0.12)
Textiles, apparel & luxury goods	(0.32)
Tobacco	(0.09)
Trading companies & distributors	(0.13)
Transportation infrastructure	(0.22)
Wireless telecommunication services	(0.32)
Total investments sold short	(13.15)
Liabilities in excess of other assets	(0.79)
Net assets	100.00%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2017.

PACE International Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—111.76%
Argentina—0.47%
ArcelorMittal*,1	180,596	$4,745,061
Eurofins Scientific SE2	1,137	633,149
Total Argentina common stocks		5,378,210
Australia—4.51%
AGL Energy Ltd.	5,716	110,204
AMP Ltd.	966,609	4,168,018
Aristocrat Leisure Ltd.	58,105	941,301
Aurizon Holdings Ltd.	213,643	857,990
Australia & New Zealand Banking Group Ltd.	135,138	3,203,311
BHP Billiton Ltd.	203,041	4,198,888
BlueScope Steel Ltd.	4,443	46,847
Boral Ltd.	176,832	978,942
Brambles Ltd.	438,701	3,242,878
CIMIC Group Ltd.	59,242	1,963,043
Coca-Cola Amatil Ltd.	265,262	1,748,607
Crown Ltd.	160,244	1,630,643
CSL Ltd.	24,826	2,502,461
Fortescue Metals Group Ltd.	330,632	1,518,262
Insurance Australia Group Ltd.	59,931	319,792
Macquarie Group Ltd.	52,606	3,612,138
Medibank Pvt Ltd.	679,440	1,478,461
Mirvac Group	241,683	419,562
Newcrest Mining Ltd.	138,486	2,237,934
Origin Energy Ltd.*	443,631	2,455,941
Qantas Airways Ltd.	11,549	49,153
QBE Insurance Group Ltd.	1,021,072	9,679,763
Santos Ltd.*	818,271	2,219,151
South32 Ltd.	175,214	407,898
Stockland	82,608	277,563
Westpac Banking Corp.	68,836	1,752,289
Total Australia common stocks		52,021,040
Austria—0.53%
Andritz AG	6,423	393,636
Erste Group Bank AG*	24,187	1,005,433
OMV AG	57,881	3,276,605
Raiffeisen Bank International AG*	48,535	1,431,797
Total Austria common stocks		6,107,471
Belgium—1.05%
Ageas	58,669	2,643,705
KBC Group N.V.[1]	85,658	7,098,138
Solvay SA	4,140	594,484
UCB SA	23,673	1,725,164
Total Belgium common stocks		12,061,491
Bermuda—1.17%
First Pacific Co. Ltd.	396,000	296,589
Hongkong Land Holdings Ltd.	753,400	5,665,568
Jardine Matheson Holdings Ltd.	85,900	5,481,279
Kerry Properties Ltd.	452,500	1,587,353
Shangri-La Asia Ltd.	288,000	468,275
Total Bermuda common stocks		13,499,064
	Number of shares	Value
Common stocks—(continued)
Brazil—0.17%
BB Seguridade Participacoes SA	219,785	$1,934,709
Canada—0.48%
Encana Corp.	328,683	3,308,580
The Toronto-Dominion Bank	43,360	2,235,209
Total Canada common stocks		5,543,789
Cayman Islands—1.63%
Alibaba Group Holding Ltd., ADR*	22,643	3,508,533
Cheung Kong Property Holdings Ltd.[1]	614,500	4,976,075
CK Hutchison Holdings Ltd.	206,000	2,713,858
Ctrip.com International Ltd., ADR*	32,448	1,938,119
Sands China Ltd.	437,200	2,029,049
WH Group Ltd.[3]	3,895,500	3,655,709
Total Cayman Islands common stocks		18,821,343
China—0.50%
BYD Co. Ltd., Class H2	864,085	5,387,533
Sinopharm Group Co., Class H	96,184	403,291
Total China common stocks		5,790,824
Denmark—3.94%
AP Moller—Maersk A/S, Class B	275	600,581
Danske Bank A/S1	90,090	3,649,633
Genmab A/S*,1	61,511	13,991,678
ISS A/S	126,832	5,202,691
Novo Nordisk A/S, ADR	175,681	7,448,874
Novo Nordisk A/S, Class B1	117,330	5,007,151
Novozymes A/S, B Shares[2]	53,344	2,464,154
Pandora A/S2	28,109	3,234,957
TDC A/S	78,522	484,337
Tryg A/S	50,986	1,150,020
William Demant Holding A/S*	81,359	2,164,048
Total Denmark common stocks		45,398,124
Finland—1.08%
Fortum Oyj	25,942	424,414
Kone Oyj, Class B2	16,958	883,496
Nokian Renkaat Oyj	77,138	3,148,575
Orion Oyj, Class B	12,933	654,200
Sampo Oyj, A Shares	21,452	1,174,006
Stora Enso Oyj, R Shares	64,921	868,445
UPM-Kymmene Oyj[1]	195,670	5,329,903
Total Finland common stocks		12,483,039
France—6.65%
Arkema SA	2,726	310,377
Atos SE	11,656	1,772,402
AXA SA	18,417	544,179
Capgemini SE	2,795	304,402
Casino Guichard Perrachon SA	16,378	999,272
Cie de Saint-Gobain	153,150	8,501,112
Cie Generale des Etablissements Michelin	5,522	747,500
CNP Assurances	25,049	604,921
Dassault Systemes SE	62,355	6,118,598

PACE International Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Eiffage SA	25,325	$2,453,842
Engie SA	154,508	2,488,445
Essilor International SA	6,904	875,324
Eutelsat Communications SA	16,171	438,189
Gecina SA	3,986	602,097
Hermes International	1,735	879,066
Iliad SA	31,843	7,902,915
Klepierre	45,548	1,853,491
L'Oreal SA	2,418	501,211
Lagardere SCA	14,788	485,793
Orange SA	97,805	1,646,414
Pernod Ricard SA2	2,251	312,440
Publicis Groupe SA	13,199	998,593
Sanofi SA1	218,704	20,898,560
SCOR SE	33,223	1,400,717
Societe Generale SA	109,275	6,416,245
Sodexo SA	5,624	664,638
Thales SA	7,542	835,592
Unibail-Rodamco SE	7,491	1,874,220
Veolia Environnement SA	57,043	1,286,737
Wendel SA	12,945	1,949,250
Total France common stocks		76,666,542
Germany—8.91%
adidas AG	10,014	2,287,933
Allianz SE	61,359	13,074,626
Bayer AG1	29,428	3,732,771
Bayerische Motoren Werke AG	27,945	2,570,748
Beiersdorf AG	17,770	1,950,050
Continental AG	5,315	1,198,607
Daimler AG	138,771	9,739,993
Deutsche Boerse AG	3,211	336,063
Deutsche Lufthansa AG1	160,863	3,461,059
Deutsche Telekom AG	489,263	8,945,585
E.ON SE	36,562	361,968
Evonik Industries AG	183,552	6,257,921
Fresenius Medical Care AG & Co. KGaA	14,056	1,327,666
Fresenius SE & Co. KGaA	23,163	1,958,637
GEA Group AG2	6,312	256,631
Hannover Rueck SE	4,580	578,507
HeidelbergCement AG	3,624	359,596
Hochtief AG	8,523	1,523,519
Hugo Boss AG2	14,015	1,057,342
LANXESS AG	22,204	1,714,314
Linde AG	3,542	678,431
Metro AG2	58,299	655,706
Metro Wholesale & Food Specialist AG*,2	58,299	1,177,730
Muenchener Rueckversicherungs-Gesellschaft AG1	19,868	4,268,834
Osram Licht AG	39,849	3,326,187
RWE AG*	21,528	454,013
SAP SE	122,606	13,016,248
ThyssenKrupp AG2	28,836	856,303
Volkswagen AG2	20,417	3,144,472
Wirecard AG2	162,501	12,444,334
Total Germany common stocks		102,715,794
	Number of shares	Value
Common stocks—(continued)
Hong Kong—2.99%
AIA Group Ltd.	1,336,265	$10,529,922
China Mobile Ltd.	599,500	6,428,039
Galaxy Entertainment Group Ltd.	287,000	1,776,572
Hang Lung Group Ltd.	231,000	878,361
Hang Seng Bank Ltd.	55,923	1,217,149
Hysan Development Co. Ltd.	163,000	788,831
New World Development Co. Ltd.	203,000	274,451
Sino Land Co. Ltd.	512,000	845,598
Sun Hung Kai Properties Ltd.[1]	305,000	4,724,868
Swire Pacific Ltd., Class A	64,500	643,282
Swire Properties Ltd.	577,600	1,996,620
The Wharf Holdings Ltd.	282,000	2,399,101
Wheelock & Co. Ltd.	254,000	1,915,374
Total Hong Kong common stocks		34,418,168
India—0.91%
HDFC Bank Ltd., ADR	108,045	10,456,595
Ireland—0.63%
Allergan PLC	28,538	7,200,994
Isle Of Man—0.19%
Genting Singapore PLC	2,591,800	2,228,128
Israel—0.32%
Bank Leumi Le-Israel B.M.	291,522	1,400,615
Check Point Software Technologies Ltd.*,2	14,244	1,506,730
Nice Ltd.	9,743	723,903
Total Israel common stocks		3,631,248
Italy—4.15%
Assicurazioni Generali SpA	126,204	2,290,307
Atlantia SpA	29,748	904,691
Enel SpA	2,061,154	11,770,535
ENI SpA	1,304,706	20,650,119
GEDI Gruppo Editoriale SpA*	8,859	8,253
Intesa Sanpaolo SpA	217,607	750,141
Leonardo SpA	15,570	271,500
Mediobanca SpA	27,327	285,163
Prysmian SpA	98,923	3,167,693
Recordati SpA	49,482	2,114,623
Snam SpA	88,796	420,046
Telecom Italia SpA*	936,883	965,456
Terna Rete Elettrica Nazionale SpA	735,877	4,204,081
Total Italy common stocks		47,802,608
Japan—24.78%
ABC-Mart, Inc.	14,100	804,472
Aisin Seiki Co. Ltd.	13,500	704,114
Alfresa Holdings Corp.	27,600	508,714
Amada Holdings Co. Ltd.	157,700	1,803,798
Astellas Pharma, Inc.[1]	356,500	4,553,059
Bridgestone Corp.[1]	129,700	5,478,824
Canon, Inc.[1]	457,000	15,905,565
Central Japan Railway Co.[1]	25,500	4,105,628
Daicel Corp.	67,500	881,060
Daiichi Sankyo Co. Ltd.	77,600	1,694,959

PACE International Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Daikin Industries Ltd.	32,600	$3,459,749
Daiwa House Industry Co. Ltd.	15,600	544,645
Daiwa Securities Group, Inc.[1]	102,000	588,527
DeNA Co. Ltd.	73,000	1,605,742
Denso Corp.	23,700	1,140,661
Fuji Electric Holdings Co. Ltd.[1]	333,000	1,836,491
FUJIFILM Holdings Corp.	1,400	51,469
Fujitsu Ltd.	199,000	1,486,837
Hino Motors Ltd.	75,500	890,975
Hirose Electric Co. Ltd.	4,900	668,475
Hitachi High-Technologies Corp.	12,300	454,089
Hitachi Ltd.	658,000	4,533,691
Honda Motor Co. Ltd.	441,200	12,438,202
Hoshizaki Corp.	3,000	290,625
Hoya Corp.	56,400	3,185,146
Iida Group Holdings Co. Ltd.	35,300	603,569
Inpex Corp.	191,600	1,864,817
Isuzu Motors Ltd.	174,400	2,398,208
Japan Airlines Co. Ltd.	82,700	2,676,526
Japan Post Bank Co. Ltd.[2]	74,800	962,097
JSR Corp.	34,900	616,674
JTEKT Corp.	39,700	567,169
Kajima Corp.	206,000	1,797,560
Kakaku.com, Inc.	88,700	1,252,718
Kaneka Corp.	61,000	490,235
Kawasaki Heavy Industries Ltd.	368,000	1,174,983
Keyence Corp.	23,052	10,668,176
Kikkoman Corp.	69,600	2,133,865
Kintetsu Group Holdings Co. Ltd.	84,000	322,300
Kirin Holdings Co. Ltd.	616,900	13,600,394
Koito Manufacturing Co. Ltd.	21,100	1,236,392
Konami Holdings Corp.	22,100	1,152,660
Konica Minolta, Inc.	220,700	1,829,741
Kose Corp.	4,600	512,386
Kuraray Co. Ltd.	141,300	2,755,635
Kurita Water Industries Ltd.	56,600	1,612,082
Kyocera Corp.	28,500	1,735,154
Kyushu Railway Co.	108,700	3,584,058
Lawson, Inc.	33,100	2,254,805
LINE Corp.*,2	264,459	9,823,208
LINE Corp., ADR*	74,933	2,754,537
Lion Corp.	88,600	1,896,648
Makita Corp.	17,000	665,382
Maruichi Steel Tube Ltd.	24,000	741,258
Mazda Motor Corp	43,600	658,281
Medipal Holdings Corp.	68,900	1,263,068
MEIJI Holdings Co. Ltd.[1]	53,200	4,241,716
Miraca Holdings, Inc.	39,600	1,810,368
Mitsubishi Chemical Holdings Corp.	132,100	1,113,165
Mitsubishi Corp.	39,600	860,823
Mitsubishi Electric Corp.	498,300	7,731,345
Mitsubishi Gas Chemical Co., Inc.	34,200	793,228
Mitsubishi Tanabe Pharma Corp.	39,500	941,952
Mitsubishi UFJ Financial Group, Inc.[1]	765,600	4,861,173
Mitsui Chemicals, Inc.	127,000	725,747
Mixi, Inc.[2]	31,500	1,734,364
	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
MS&AD Insurance Group Holdings, Inc.	145,000	$5,092,657
Namco Bandai Holdings, Inc.	44,900	1,561,899
NGK Insulators Ltd.	16,100	324,497
Nippon Electric Glass Co. Ltd.	13,000	461,064
Nippon Telegraph & Telephone Corp.[1]	74,900	3,661,944
Nomura Research Institute Ltd.	24,200	906,581
NTT DoCoMo, Inc.	87,400	2,031,894
Obayashi Corp.	55,200	664,934
OJI Paper Corp.	132,000	677,691
Olympus Corp.[2]	129,998	4,728,486
Ono Pharmaceutical Co. Ltd.[2]	18,600	407,616
Osaka Gas Co. Ltd.	472,000	1,890,226
Otsuka Corp.	9,600	629,580
Rakuten, Inc.	192,700	2,356,203
Recruit Holdings Co. Ltd.	296,738	5,138,309
Rinnai Corp.[2]	14,700	1,373,396
Sankyo Co. Ltd.	24,400	801,197
Santen Pharmaceutical Co. Ltd.	6,000	84,739
SBI Holdings, Inc.	134,000	1,919,234
Secom Co. Ltd.[1]	71,500	5,368,094
Sega Sammy Holdings, Inc.	128,900	1,738,621
Sekisui Chemical Co. Ltd.	216,100	3,983,085
Sekisui House Ltd.[2]	70,400	1,220,641
Seven & I Holdings Co. Ltd.	14,100	568,502
Shimamura Co. Ltd.	6,600	821,371
Shin-Etsu Chemical Co. Ltd.[1]	48,600	4,456,855
Shionogi & Co. Ltd.	52,000	2,781,006
Showa Shell Sekiyu K.K.[2]	73,600	801,792
Sohgo Security Services Co. Ltd.	26,500	1,123,747
Sompo Holdings, Inc.	74,000	2,907,778
Subaru Corp.[1]	136,500	4,945,177
Sumitomo Corp.	148,900	2,014,462
Sumitomo Electric Industries Ltd.	130,100	2,109,427
Sumitomo Realty & Development Co. Ltd.	23,000	697,438
Sumitomo Rubber Industries Ltd.	88,500	1,538,083
Sundrug Co. Ltd.	11,000	410,087
Suntory Beverage & Food Ltd.	34,900	1,712,631
Suruga Bank Ltd.	16,700	403,242
Suzuken Co. Ltd.	15,700	524,781
T&D Holdings, Inc.	108,800	1,610,609
Taiheiyo Cement Corp.[1]	132,000	496,893
Taisei Corp.	142,000	1,360,171
Taisho Pharmaceutical Holdings Co. Ltd.	4,600	345,068
Takashimaya Co. Ltd.	60,000	549,685
Takeda Pharmaceutical Co. Ltd.	228,200	12,071,862
TDK Corp.	20,600	1,485,510
Teijin Ltd.	51,200	1,030,084
The Dai-ichi Life Holding, Inc.	84,800	1,469,933
THK Co. Ltd.	12,400	379,609
Tokio Marine Holdings, Inc.	215,300	9,071,327
Tosoh Corp.	101,000	1,204,726
Toyo Seikan Group Holdings Ltd.[2]	31,800	521,803
Toyo Suisan Kaisha Ltd.	47,600	1,731,380
Toyoda Gosei Co. Ltd.	42,700	1,010,903
Trend Micro, Inc.	23,600	1,181,659
Tsuruha Holdings, Inc.	5,500	577,713

PACE International Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
UniCharm Corp.	50,400	$1,293,544
Yamaha Corp.	32,400	1,146,174
Yamaha Motor Co. Ltd.	58,600	1,477,691
Yamazaki Baking Co. Ltd.	34,800	698,873
Total Japan common stocks		285,588,168
Jersey—0.22%
Glencore PLC*	314,559	1,386,820
Shire PLC	7,198	404,669
Wolseley PLC	13,346	797,147
Total Jersey common stocks		2,588,636
Luxembourg—0.05%
SES SA	24,559	577,825
Netherlands—5.76%
Aegon N.V.	611,814	3,432,295
Airbus SE	10,428	871,534
Akzo Nobel N.V.	19,489	1,763,092
ASML Holding N.V.	16,654	2,526,479
ASML Holding N.V., NY Registered Shares	89,370	13,434,992
CNH Industrial N.V.[1]	381,674	4,427,893
Core Laboratories N.V.[2]	69,880	7,025,036
EXOR N.V.	12,422	744,082
Fiat Chrysler Automobiles N.V.*	246,528	2,976,767
ING Groep N.V.	175,192	3,279,910
Koninklijke Ahold Delhaize N.V.	527,332	10,796,505
Koninklijke DSM N.V.	8,778	648,216
Koninklijke KPN N.V.[2]	96,295	349,278
Koninklijke Vopak N.V.[2]	41,065	1,957,393
NN Group N.V.	63,325	2,570,521
Randstad Holding N.V.	42,422	2,560,174
STMicroelectronics N.V.[2]	162,602	2,777,606
Unilever N.V.	28,161	1,643,514
Wolters Kluwer N.V.	59,273	2,639,347
Total Netherlands common stocks		66,424,634
New Zealand—0.39%
Auckland International Airport Ltd.	235,195	1,229,355
Fletcher Building Ltd.	336,164	2,017,149
Meridian Energy Ltd.	294,931	637,900
Ryman Healthcare Ltd.	86,774	574,775
Total New Zealand common stocks		4,459,179
Norway—0.19%
DNB ASA	17,010	334,452
Norsk Hydro ASA	223,642	1,443,476
Orkla ASA	38,749	399,177
Total Norway common stocks		2,177,105
Papua New Guinea—0.39%
Oil Search Ltd.	846,533	4,496,783
Portugal—0.23%
Jeronimo Martins, SGPS SA	137,107	2,698,359
	Number of shares	Value
Common stocks—(continued)
Singapore—2.61%
Ascendas Real Estate Investment Trust	2,567,600	$5,115,685
DBS Group Holdings Ltd.	28,900	461,069
Hutchison Port Holdings Trust	1,374,500	652,887
Jardine Cycle & Carriage Ltd.	26,000	774,350
Oversea-Chinese Banking Corp. Ltd.	119,300	1,000,072
SATS Ltd.	192,700	686,818
Singapore Telecommunications Ltd.	2,445,900	7,165,423
United Overseas Bank Ltd.	674,598	11,942,299
Wilmar International Ltd.	396,800	977,982
Yangzijiang Shipbuilding Holdings Ltd.	1,292,600	1,349,687
Total Singapore common stocks		30,126,272
South Africa—0.53%
Naspers Ltd., N Shares	27,551	6,080,401
South Korea—0.66%
Amorepacific Corp.	30,177	7,645,038
Spain—5.66%
ACS Actividades de Contruccion y Servicios SA1	131,756	5,057,418
Amadeus IT Holding SA1	105,875	6,524,933
Banco Bilbao Vizcaya Argentaria SA	350,009	3,170,121
Banco Santander SA	509,884	3,485,192
CaixaBank SA	373,213	1,951,032
Enagas SA1	137,998	3,901,904
Grifols SA, ADR	307,273	6,437,369
Iberdrola SA	1,678,974	13,245,167
Industria de Diseno Textil SA	50,707	2,016,306
Red Electrica Corp. SA1	182,541	3,915,589
Repsol SA1	345,086	5,784,543
Telefonica SA	858,431	9,714,977
Total Spain common stocks		65,204,551
Sweden—3.47%
Assa Abloy AB, B Shares	50,873	1,090,073
Atlas Copco AB, A Shares	35,136	1,273,352
Boliden AB	47,173	1,481,715
Getinge AB, B Shares	83,849	1,456,022
Husqvarna AB, B Shares	85,710	872,090
Nordea Bank AB	88,136	1,112,371
Skanska AB, B Shares	54,556	1,240,616
SKF AB, B Shares[1]	225,152	4,478,611
Svenska Handelsbanken AB, A Shares[2]	43,648	649,817
Swedbank AB, A Shares[1]	153,735	4,013,889
Swedish Match AB	37,027	1,302,443
Telefonaktiebolaget LM Ericsson, B Shares	1,117,700	7,260,938
Telia Co. AB	2,924,914	13,748,233
Total Sweden common stocks		39,980,170
Switzerland—8.66%
ABB Ltd.	521,576	12,244,454
Adecco Group SA1	62,458	4,766,948
Cie Financiere Richemont SA	11,382	966,990
Coca-Cola HBC AG*	85,362	2,581,403
Geberit AG	4,607	2,216,429

PACE International Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Julius Baer Group Ltd.*	170,494	$9,644,782
LafargeHolcim Ltd.*	25,569	1,529,724
Lonza Group AG*	5,880	1,398,625
Nestle SA1	90,242	7,624,770
Novartis AG	123,291	10,506,415
Pargesa Holding SA	3,932	313,926
Partners Group Holding AG1	6,409	4,162,420
Roche Holding AG1	33,125	8,389,588
Schindler Holding AG	9,786	2,111,133
SGS SA	953	2,107,156
Sika AG	511	3,522,225
Sonova Holding AG2	9,124	1,480,486
Straumann Holding AG	2,993	1,691,581
Swiss Life Holding AG*	4,690	1,712,157
Swiss Prime Site AG*	1,561	140,852
Swiss Re AG	35,608	3,433,938
Temenos Group AG*	70,053	6,773,831
Zurich Insurance Group AG	34,435	10,498,410
Total Switzerland common stocks		99,818,243
Taiwan—1.30%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,087,000	7,721,730
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	202,094	7,267,300
Total Taiwan common stocks		14,989,030
United Kingdom—15.36%
3i Group PLC[1]	382,703	4,726,225
Aberdeen Asset Management PLC	129,797	564,111
AMEC PLC	522,969	3,062,245
Anglo American PLC*	155,617	2,571,647
Associated British Foods PLC	10,692	418,132
AstraZeneca PLC	20,625	1,243,345
Barclays PLC	1,311,445	3,512,552
BP PLC	1,653,382	9,725,007
British American Tobacco PLC[1]	70,572	4,388,869
Burberry Group PLC	60,347	1,362,330
Centrica PLC	512,410	1,342,007
Compass Group PLC	50,230	1,071,642
Diageo PLC	9,513	307,322
G4S PLC	2,332,467	10,118,682
GKN PLC	887,753	3,765,735
GlaxoSmithKline PLC[1]	719,869	14,384,653
Hammerson PLC	122,205	926,309
Hargreaves Lansdown PLC	507,703	9,244,117
HSBC Holdings PLC[1]	386,742	3,862,726
IMI PLC	96,092	1,525,209
InterContinental Hotels Group PLC	23,238	1,315,630
Intertek Group PLC	14,427	818,695
Investec PLC	34,612	263,042
Kingfisher PLC	2,435,633	9,460,766
Legal & General Group PLC	603,066	2,135,620
Lloyds Banking Group PLC	12,501,770	10,817,317
Mondi PLC	52,257	1,375,511
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
National Grid PLC	513,703	$6,349,443
Next PLC	113,739	5,927,658
Old Mutual PLC	244,886	634,897
Pearson PLC	672,733	5,835,998
Prudential PLC	13,410	326,970
Reckitt Benckiser Group PLC[1]	112,400	10,928,272
Rio Tinto PLC	40,143	1,864,357
Rolls-Royce Holdings PLC*,4	145,277	1,702,105
Royal Dutch Shell PLC, A Shares[5]	129,712	3,650,460
Royal Dutch Shell PLC, B Shares[4]	484,427	13,754,577
RSA Insurance Group PLC	53,309	458,942
Segro PLC	76,711	533,390
Sky PLC	115,444	1,469,858
Smith & Nephew PLC	25,107	437,266
Smiths Group PLC	25,721	520,922
Standard Chartered PLC*	232,576	2,598,191
Taylor Wimpey PLC	238,367	598,811
Tesco PLC*	6,401,725	14,713,697
The Sage Group PLC	39,851	354,385
Total United Kingdom common stocks		176,969,645
United States—0.26%
Lululemon Athletica, Inc.*	48,128	2,966,610
Venezuela—0.96%
Croda International PLC	48,791	2,382,514
John Wood Group PLC	210,439	1,695,073
Nielsen Holdings PLC	162,698	6,997,641
Total Venezuela common stocks		11,075,228
Total common stocks (cost—$1,164,481,373)		1,288,025,058
Preferred stocks—0.11%
Germany—0.11%
Bayerische Motoren Werke AG	7,036	560,973
Henkel AG & Co. KGaA Vorzug	5,155	730,773
Total preferred stocks (cost—$1,066,960)		1,291,746
	Face amount
Repurchase agreement—0.96%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $10,833,120 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$11,282,221); proceeds: $11,061,015 (cost—$11,061,000)	$11,061,000	11,061,000

PACE International Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Investment of cash collateral from securities loaned—1.11%
Money market fund—1.11%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$12,753,422)	12,753,422	$12,753,422
Total investments before investments sold short (cost—$1,189,362,755)—113.94%		1,313,131,226
Investments sold short—(13.15)%
Common stocks—(13.15)%
Argentina—(0.14)%
Tenaris SA	(104,583)	(1,657,754)
Australia—(1.64)%
Alumina Ltd.	(190,195)	(289,097)
AusNet Services	(812,319)	(1,062,513)
Caltex Australia Ltd.	(43,834)	(1,091,993)
Challenger Ltd.	(163,480)	(1,680,574)
Domino's Pizza Enterprises Ltd.	(27,798)	(1,185,529)
Goodman Group	(500,640)	(3,188,076)
Scentre Group	(1,041,135)	(3,439,910)
Telstra Corp. Ltd.	(1,161,932)	(3,811,137)
Vicinity Centres	(345,080)	(759,176)
Westfield Corp.	(308,188)	(1,893,507)
Woodside Petroleum Ltd.	(21,304)	(497,150)
		(18,898,662)
Belgium—(0.10)%
Anheuser-Busch InBev SA	(9,518)	(1,147,023)
Cayman Islands—(0.33)%
ASM Pacific Technology Ltd.	(55,400)	(717,786)
CK Hutchison Holdings Ltd.	(159,000)	(2,094,676)
MGM China Holdings Ltd.	(475,600)	(936,489)
		(3,748,951)
Denmark—(0.15)%
Chr Hansen Holding A/S	(20,791)	(1,674,598)
France—(0.65)%
Accor SA	(22,469)	(1,044,269)
Aeroports de Paris	(6,924)	(1,172,528)
Groupe Eurotunnel SE	(88,140)	(976,833)
Iliad SA	(4,373)	(1,085,308)
TOTAL SA	(53,520)	(2,721,817)
Zodiac Aerospace	(16,290)	(465,711)
		(7,466,466)
Germany—(0.23)%
Deutsche Wohnen AG	(40,627)	(1,610,436)
Merck KGaA	(4,112)	(451,974)
Telefonica Deutschland Holding AG	(108,771)	(562,309)
		(2,624,719)
Hong Kong—(0.36)%
Hong Kong Exchanges & Clearing Ltd.	(14,226)	(405,791)
MTR Corp. Ltd.	(447,415)	(2,586,263)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hong Kong—(concluded)
SJM Holdings Ltd.	(754,000)	$(754,888)
The Link REIT	(53,000)	(430,878)
		(4,177,820)
Ireland—(0.05)%
Kerry Group PLC, Class A	(6,304)	(569,775)
Italy—(0.15)%
Saipem SpA	(426,708)	(1,747,774)
Japan—(6.14)%
Acom Co. Ltd.	(277,400)	(1,182,621)
AEON Financial Service Co. Ltd.	(26,800)	(583,671)
ANA Holdings, Inc.	(358,000)	(1,229,108)
Benesse Holdings, Inc.	(18,300)	(701,324)
Casio Computer Co. Ltd.	(27,100)	(444,436)
Chugai Pharmaceutical Co. Ltd.	(18,800)	(756,297)
Concordia Financial Group Ltd.	(64,000)	(323,236)
Credit Saison Co. Ltd.	(24,000)	(462,388)
Electric Power Development Co. Ltd.	(21,700)	(549,758)
FANUC Corp.	(12,100)	(2,476,634)
Fukuoka Financial Group, Inc.	(162,000)	(747,952)
Hoya Corp.	(18,100)	(1,022,183)
IHI Corp.	(87,000)	(287,251)
Japan Airport Terminal Co. Ltd.	(10,100)	(374,702)
Japan Exchange Group, Inc.	(24,200)	(434,852)
Japan Post Holdings Co. Ltd.	(53,600)	(676,290)
Japan Real Estate Investment Corp.	(222)	(1,165,930)
Japan Retail Fund Investment Corp.	(347)	(662,871)
Japan Tobacco, Inc.	(29,200)	(1,015,491)
JFE Holdings, Inc.	(98,300)	(1,901,445)
JGC Corp.	(66,300)	(1,063,855)
JXTG Holdings, Inc.	(182,200)	(810,145)
Kansai Paint Co. Ltd.	(47,100)	(1,081,320)
Keikyu Corp.	(110,000)	(1,278,153)
Kobe Steel Ltd.	(212,000)	(2,657,572)
Kyushu Electric Power Co., Inc.	(31,400)	(371,975)
Kyushu Financial Group, Inc.	(40,500)	(254,583)
M3, Inc.	(25,600)	(690,825)
Marubeni Corp.	(217,400)	(1,442,103)
McDonald's Holdings Co. Japan Ltd.	(10,700)	(435,299)
Mebuki Financial Group, Inc.	(297,300)	(1,146,106)
MINEBEA MITSUMI, Inc.	(85,600)	(1,415,473)
Mitsubishi Heavy Industries Ltd.	(82,000)	(326,750)
Mitsubishi Materials Corp.	(12,900)	(434,115)
Mizuho Financial Group, Inc.	(1,685,300)	(3,002,340)
NEC Corp.	(131,000)	(356,479)
Nidec Corp.	(7,900)	(871,368)
Nintendo Co. Ltd.	(2,200)	(747,934)
Nippon Paint Holdings Co. Ltd.	(39,000)	(1,505,238)
Nippon Prologis REIT, Inc.	(989)	(2,085,741)
Nomura Holdings, Inc.	(182,900)	(1,089,652)
Nomura Real Estate Holdings, Inc.	(85,100)	(1,688,955)
Nomura Real Estate Master Fund, Inc.	(218)	(309,070)

PACE International Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Olympus Corp.	(52,700)	$(1,916,885)
Oriental Land Co. Ltd.	(17,800)	(1,290,700)
Park24 Co. Ltd.	(30,700)	(776,933)
Ricoh Co. Ltd.	(105,200)	(989,545)
Santen Pharmaceutical Co. Ltd.	(135,800)	(1,917,916)
Seven Bank Ltd.	(414,100)	(1,641,450)
Shimano, Inc.	(7,900)	(1,159,436)
Shiseido Co. Ltd.	(46,800)	(1,655,585)
SoftBank Group Corp.	(45,600)	(3,705,246)
Start Today Co. Ltd.	(24,600)	(695,079)
Sumitomo Mitsui Trust Holdings, Inc.	(19,300)	(709,712)
Takeda Pharmaceutical Co. Ltd.	(17,700)	(936,336)
Terumo Corp.	(7,800)	(295,388)
The Bank of Kyoto Ltd.	(142,000)	(1,362,747)
The Chugoku Bank Ltd.	(41,400)	(600,844)
The Chugoku Electric Power Co Inc.	(195,800)	(2,147,238)
The Hachijuni Bank Ltd.	(56,900)	(361,802)
The Kansai Electric Power Co., Inc.	(115,100)	(1,546,221)
The Shizuoka Bank Ltd.	(56,000)	(500,340)
Tokyo Gas Co. Ltd.	(131,000)	(695,252)
Tokyu Corp.	(27,000)	(397,487)
United Urban Investment Corp.	(1,024)	(1,527,013)
Yahoo Japan Corp.	(180,300)	(817,724)
Yakult Honsha Co. Ltd.	(8,000)	(545,694)
Yamaguchi Financial Group, Inc.	(38,000)	(447,748)
		(70,703,812)
Mauritius—(0.07)%
Golden Agri-Resources Ltd.	(2,799,400)	(815,971)
Netherlands—(0.24)%
Boskalis Westminster	(15,912)	(569,337)
Ferrari N.V.	(20,754)	(2,189,062)
		(2,758,399)
New Zealand—(0.03)%
Mercury NZ Ltd.	(127,096)	(332,163)
Norway—(0.53)%
Marine Harvest ASA	(47,243)	(880,228)
Statoil ASA	(281,761)	(5,282,000)
		(6,162,228)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Singapore—(0.36)%
CapitaLand Mall Trust	(1,221,200)	$(1,811,321)
Singapore Airlines Ltd.	(177,400)	(1,360,134)
Suntec Real Estate Investment Trust	(232,400)	(325,839)
United Overseas Bank Ltd.	(35,600)	(630,221)
		(4,127,515)
Spain—(0.19)%
Banco Santander SA	(89,477)	(611,599)
Endesa SA	(68,262)	(1,616,980)
		(2,228,579)
Sweden—(0.60)%
James Hardie Industries PLC	(33,447)	(512,676)
Hennes & Mauritz AB, B Shares	(67,023)	(1,747,423)
Industrivarden AB, C Shares	(31,205)	(757,534)
Investor AB	(39,825)	(1,889,194)
Kinnevik AB	(10,078)	(309,562)
Lundin Petroleum AB	(75,369)	(1,714,841)
		(6,931,230)
Switzerland—(0.78)%
Dufry AG	(25,008)	(3,985,452)
The Swatch Group AG	(9,244)	(3,670,067)
Vifor Pharma AG	(12,223)	(1,305,793)
		(8,961,312)
United Kingdom—(0.03)%
easyJet PLC	(24,858)	(405,379)
Venezuela—(0.38)%
Coca-Cola European Partners PLC	(14,773)	(642,432)
Berkeley Group Holdings PLC	(7,752)	(357,570)
Fresnillo PLC	(53,760)	(1,089,500)
Provident Financial PLC	(59,713)	(1,624,554)
Whitbread PLC	(13,615)	(691,241)
		(4,405,297)
Total investments sold short (proceeds—$140,573,714)		(151,545,427)
Liabilities in excess of other assets—(0.79)%		(9,149,184)
Net assets—100.00%		$1,152,436,615

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes before investments sold short was $1,204,601,752; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$157,391,819
Gross unrealized depreciation	(48,862,345)
Net unrealized appreciation	$108,529,474

PACE International Equity Investments

Portfolio of investments—July 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,288,025,058	$—	$—	$1,288,025,058
Preferred stocks	1,291,746	—	—	1,291,746
Repurchase agreement	—	11,061,000	—	11,061,000
Investment of cash collateral from securities loaned	—	12,753,422	—	12,753,422
Total	$1,289,316,804	$23,814,422	$—	$1,313,131,226
Liabilities
Investments sold short	$(151,545,427)	$—	$—	$(151,545,427)

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the London Exchange.

5  Security is traded on the Amsterdam Exchange.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 20.18% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 24.84%, and the Lipper Emerging Markets Funds category posted a median return of 22.35%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 206. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. Sector positioning continued to be an important factor in explaining our relative performance over this period. Information technology ("IT") was the strongest sector, while the materials sector also performed well following a sharp recovery in commodity prices. Meanwhile, the more defensive telecommunications, consumer staples and utilities sectors significantly underperformed the benchmark. Our underweight exposure to IT and overweight exposure to the telecommunications sector significantly weighed on performance. These negatives were partially offset by strong stock selection in the energy and consumer staples sectors. From a country perspective, an underweight exposure and stock selection in China was the chief factor weighing on returns, as a lack of exposure to the strong returns of internet stocks Tencent and Alibaba represented a significant headwind to performance. In contrast, we saw strong returns from consumer stocks Sands China, WH Group and Belle International, as well as from power utility China Resources Power. In the Philippines, telecommunications operator PLDT underperformed as the market digested the impact of the company's investment program on its margins and balance sheet. These negative effects were partially offset by very strong returns in India, due to good performance from the housing finance stock Indiabulls and energy stocks Cairn India and Reliance Industries. Cairn India was merged into Vedanta Ltd. in April 2017 and, as of the end of the reporting period, we continue to hold a position in Vedanta Ltd. We also benefited from the outperformance of holdings in Indonesia. In Latin America, our portion of the Portfolio was negatively impacted by the performance of Mexican REIT Fibra Uno which was hurt by currency weakness and fear over the outlook for the Mexican economy as a result of the Trump presidency. In Europe, the Middle East and Africa

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone, Jeffrey A. Urbina and Jack Murphy;

LMCG: Gordon Johnson and Shannon Ericson

Objective:

Capital appreciation

Investment process:

Mondrian: The Portfolio conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those

(continued on next page)

PACE International Emerging Markets Equity Investments

Subadvisors' comments (Unaudited) – continued

("EMEA"), weak performance of South African retailer Woolworths and Russian energy company Gazprom further detracted from performance.

Derivatives were not used during the reporting period.

William Blair

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. This was largely driven by pronounced style headwinds in late 2016, as low valuation market leadership intensified after the US presidential election. Our emphasis on higher quality, higher growth companies with relatively strong earnings trends and low earnings volatility, and concomitant higher valuations, detracted from performance in this environment.

From a sector attribution perspective, stock selection in consumer staples and energy were significant detractors from performance. Within energy, Petrobras's share price was primarily impacted by concerns about the sustainability of the company's turnaround in the wake of the corruption investigation involving Brazilian President Temer, including a potential rollback of fuel price liberalization, which would be detrimental to the company's refining margins. An overweight to the consumer staples sector also weighed on performance. These negative effects were mitigated by positive stock selection in the consumer discretionary and information technology sectors. From a geographic perspective, poor stock selection effects in Latin America was offset by strong stock selection in Asia and Europe, the Middle East and Africa ("EMEA").

India's HDFC Bank was a top contributor to performance during the reporting period, supported by better-than-consensus earnings results on higher margins and market share gains. HDFC Bank's share price rebounded strongly following the government's surprise demonetization program in late 2016. The company also continued to take market share from India's public sector banks, supported by strong growth in low cost savings account deposits. As of the end of the reporting period, we continue to hold HDFC Bank.

From a positioning perspective, during the reporting period our portion of the Portfolio added to emerging markets Asia exposure, while reducing its allocation to EMEA. In terms of sectors, we added to our information technology and financials exposure, while reducing our allocations to consumer staples and telecommunication services.

Derivatives were not used during the reporting period.

LMCG Investments, LLC

Our portion of the Portfolio performed in line with the benchmark during the reporting period. Our strategy is to add value primarily from stock selection by emphasizing three main categories of factors: Valuation, Market Dynamics and Earnings Quality. We expect these strategies will pay off positively over time. During the reporting period, our overall stock selection model worked modestly well on average, but the effectiveness of its three major compo-

Investment process
(continued)

dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. The Portfolio uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

William Blair: The Portfolio invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. The Portfolio's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, the Portfolio undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall

(continued on next page)

PACE International Emerging Markets Equity Investments

Subadvisors' comments (Unaudited) – concluded

nents (Valuation, Market Dynamics and Earnings Quality) varied from month to month. Investors continued to pivot between "risk-on" and "risk-off" trades for much of the period. Valuation tends to work in "risk on" environments, but not during "risk off" environments, while the opposite is true for Market Dynamics. Against this backdrop, it was more difficult for the strategy to add value when these two categories of factors were offsetting each other. In early 2017, correlations among stocks came down worldwide and are lower for emerging markets versus developed markets. This has benefited the strategy, as stocks have been trading more on their company fundamentals, and our active stock picking strategy has benefited as a result.

Viewed on a market-by-market basis, stock selection modestly added to performance during the reporting period. Positive stock selection, particularly in India and Thailand, was partially offset by negative stock selection in South Africa and South Korea. Country allocation detracted from relative performance due to an overweight in Malaysia and an underweight in Russia. In terms of sectors, our portion of the Portfolio benefited from positive stock selection led by energy, financials and consumer discretionary. Sector allocation was a slight headwind to performance, due to an underweight in financials and overweight in information technology and materials.

Derivatives were not used during the reporting period.

Investment process
(concluded)

operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

LMCG: The Portfolio uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and the Portfolio believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. The Portfolio's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	19.95%	3.37%	0.52%
Class C2	19.04	2.60	(0.22)
Class Y3	20.21	3.63	0.80
Class P4	20.18	3.55	0.62
After deducting maximum sales charge
Class A1	13.39	2.21	(0.05)
Class C2	18.04	2.60	(0.22)
MSCI Emerging Markets Index (net)[5]	24.84	4.76	1.98
Lipper Emerging Markets Funds median	22.33	4.85	1.58

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	18.68%	2.50%	0.37%
Class C2	17.91	1.75	(0.37)
Class Y3	18.95	2.75	0.65
Class P4	19.02	2.68	0.47
After deducting maximum sales charge
Class A1	12.14	1.35	(0.20)
Class C2	16.91	1.75	(0.37)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, supplemented from time to time, were as follows: Class A—1.90% and 1.75%; Class C—2.65% and 2.50%; Class Y—1.63% and 1.50%; and Class P—1.69% and 1.50% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed, prior to August 1, 2017, Class A—1.75%; Class C—2.50%; Class Y—1.50%; and Class P—1.50% Effective August 1, 2017, the expense caps are as follows: 1.70% for Class A, 2.45% for Class C, 1.50% for Class Y, and 1.50% for Class P. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1%imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Emerging Markets Equity Investments

PACE International Emerging Markets Equity Investments

Portfolio statistics—July 31, 2017 (unaudited)

Top ten holdings[1]	Percentage of net assets
Samsung Electronics Co. Ltd.	5.0%
Tencent Holdings Ltd.	3.5
Alibaba Group Holding Ltd., ADR	2.8
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5
Shinhan Financial Group Co. Ltd.	1.8
China Construction Bank Corp., Class H	1.7
China Mobile Ltd.	1.4
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.3
Housing Development Finance Corp.	1.3
Itau Unibanco Holding SA	1.1
Total	22.4%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
South Korea	14.5%
India	11.8
Taiwan	11.5
Cayman Islands	10.7
China	8.3
Total	56.8%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2017

Common stocks
Auto components	1.41%
Automobiles	4.35
Banks	17.10
Beverages	1.25
Capital markets	0.37
Chemicals	2.34
Construction & engineering	0.88
Construction materials	0.58
Consumer finance	0.13
Distributors	0.20
Diversified consumer services	0.36
Diversified financial services	0.43
Diversified telecommunication services	1.41
Electric utilities	1.50
Electrical equipment	0.23
Electronic equipment, instruments & components	1.96
Equity real estate investment trusts	1.54
Food & staples retailing	3.38
Food products	1.79
Gas utilities	0.31
Health care providers & services	0.40
Hotels, restaurants & leisure	2.11
Household durables	1.24
Household products	0.54
Independent power and renewable electricity producers	0.67
Industrial conglomerates	1.55
Insurance	2.18
Internet software & services	7.87
IT services	2.41
Machinery	0.57
Media	1.18
Metals & mining	2.14
Common stocks—(concluded)
Multi-utilities	0.30%
Multiline retail	0.82
Oil, gas & consumable fuels	5.64
Paper & forest products	0.76
Personal products	0.52
Pharmaceuticals	0.98
Real estate management & development	1.19
Semiconductors & semiconductor equipment	5.30
Specialty retail	0.43
Technology hardware, storage & peripherals	7.00
Thrifts & mortgage finance	2.25
Tobacco	0.24
Transportation infrastructure	2.20
Wireless telecommunication services	3.16
Total common stocks	95.17
Preferred stocks
Automobiles	0.07
Banks	1.17
Metals & mining	0.07
Oil, gas & consumable fuels	0.58
Paper & forest products	0.58
Total preferred stocks	2.47
Warrant	0.00 †
Investment company	0.47
Repurchase agreement	0.86
Investment of cash collateral from securities loaned	0.85
Total investments	99.82
Other assets in excess of liabilities	0.18
Net assets	100.00%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2017.

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—95.17%
Bermuda—1.97%
Brilliance China Automotive Holdings Ltd.	1,164,000	$2,947,703
Credicorp Ltd.	20,663	3,825,548
Nine Dragons Paper Holdings Ltd.	1,026,000	1,528,991
Sihuan Pharmaceutical Holdings Group Ltd.	2,184,000	919,926
Total Bermuda common stocks		9,222,168
Brazil—4.61%
AMBEV SA, ADR	464,669	2,825,188
Atacadao Distribuicao Comercio e Industria Ltda*	276,100	1,340,502
B3 SA—Brasil Bolsa Balcao	261,200	1,716,288
Banco Bradesco SA	126,190	1,220,077
Banco do Brasil SA	78,400	721,561
BB Seguridade Participacoes SA	142,000	1,249,988
Cielo SA	394,096	3,298,509
Companhia de Concessoes Rodoviarias (CCR)	814,245	4,459,828
Hypermarcas SA	133,400	1,197,385
Itau Unibanco Holdings SA, ADR	60,600	721,746
Raia Drogasil SA	70,600	1,562,172
Ultrapar Participacoes SA	53,400	1,267,209
Total Brazil common stocks		21,580,453
Cayman Islands—10.74%
Alibaba Group Holding Ltd., ADR*	84,122	13,034,704
China State Construction International Holdings Ltd.	556,000	898,336
Ctrip.com International Ltd., ADR*	39,362	2,351,092
ENN Energy Holdings Ltd.	211,000	1,433,086
Geely Automobile Holdings Ltd.	670,000	1,549,163
Golden Eagle Retail Group Ltd.[1]	583,000	753,866
Hengan International Group Co. Ltd.	161,000	1,228,504
Longfor Properties Co. Ltd.	593,000	1,489,561
NetEase, Inc., ADR	6,487	2,019,273
Sands China Ltd.	472,400	2,192,413
TAL Education Group, ADR	10,737	1,683,239
Tencent Holdings Ltd.	411,900	16,527,047
Want Want China Holdings Ltd.[1]	1,432,000	968,014
WH Group Ltd.[2]	4,427,000	4,154,493
Total Cayman Islands common stocks		50,282,791
Chile—0.34%
Sociedad Quimica y Minera de Chile SA, ADR	39,190	1,611,101
China—8.34%
Agricultural Bank of China Ltd., Class H	3,502,000	1,636,491
Anhui Conch Cement Co. Ltd., Class H	386,500	1,430,052
Bank of China Ltd., Class H	5,064,000	2,496,082
China Bluechemical Ltd., Class H	2,142,000	603,319
China Construction Bank Corp., Class H	9,333,000	7,766,746
China Pacific Insurance (Group) Co. Ltd., Class H	271,400	1,198,763
China Railway Group Ltd., Class H	1,234,000	982,675
China Shenhua Energy Co. Ltd., Class H	634,000	1,579,562
China Vanke Co. Ltd., Class H	451,000	1,330,920
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,144,000	843,632
Dongfeng Motor Group Co. Ltd., Class H	2,198,000	2,693,048
Guangzhou Automobile Group Co. Ltd. Class H	660,000	1,417,883
Guangzhou R&F Properties Co. Ltd., Class H	661,600	1,182,457
Industrial & Commercial Bank of China Ltd., Class H	6,542,000	4,581,444
Jiangsu Expressway Co. Ltd., Class H	914,000	1,326,978
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Ping An Insurance (Group) Co. of China Ltd., Class H	589,500	$4,373,627
Shanghai Pharmaceuticals Holding Co. Ltd.	391,200	1,036,749
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,540,000	875,403
Sinopharm Group Co., Class H	202,400	848,645
Travelsky Technology Ltd., Class H	318,000	842,756
Total China common stocks		39,047,232
Hong Kong—2.95%
China Mobile Ltd.	594,000	6,369,066
China Resources Power Holdings Co. Ltd.	1,638,911	3,126,411
CITIC Ltd.	847,000	1,288,262
CNOOC Ltd.	366,000	409,541
CSPC Pharmaceutical Group Ltd.	1,344,000	2,095,806
Sun Art Retail Group Ltd.	652,500	532,138
Total Hong Kong common stocks		13,821,224
Hungary—0.89%
OTP Bank PLC	86,473	3,218,582
Richter Gedeon Nyrt	37,902	970,251
Total Hungary common stocks		4,188,833
India—11.77%
Asian Paints Ltd.	101,382	1,835,903
Bajaj Auto Ltd.	90,920	3,980,489
Ceat Ltd.	43,545	1,274,184
Eicher Motors Ltd.	3,707	1,738,252
HCL Technologies Ltd.	338,148	4,706,570
HDFC Bank Ltd.	132,609	3,688,588
HDFC Bank Ltd., ADR	2,285	221,142
Hero Honda Motors Ltd.	16,182	922,154
Hindustan Petroleum Corp. Ltd.	274,747	1,641,169
Hindustan Unilever Ltd.	72,256	1,301,765
Housing Development Finance Corp.	212,275	5,920,587
Indiabulls Housing Finance Ltd.	251,466	4,606,854
IndusInd Bank Ltd.	80,337	2,060,983
Infosys Ltd.	70,541	1,111,920
Infosys Ltd., ADR[1]	84,915	1,341,657
Larsen & Toubro Ltd.	74,212	1,381,195
Maruti Suzuki India Ltd.	40,319	4,870,899
MRF Ltd.	1,163	1,254,506
Oil & Natural Gas Corp. Ltd.	374,317	988,434
Power Grid Corp. of India Ltd.	214,747	747,499
Reliance Industries Ltd.	87,337	2,198,971
Tata Motors Ltd.*	131,434	910,903
Tata Steel Ltd.	153,691	1,358,636
Vedanta Ltd.	911,112	3,974,586
Zee Entertainment Enterprises Ltd.	124,128	1,048,247
Total India common stocks		55,086,093
Indonesia—2.48%
PT Astra International Tbk	1,830,000	1,095,335
PT Bank Central Asia Tbk	1,068,800	1,500,042
PT Bank Rakyat Indonesia (Persero) Tbk	3,355,000	3,720,364
Telekomunikasi Indonesia Persero Tbk PT	11,587,400	4,078,723
Unilever Indonesia Tbk PT	332,500	1,221,546
Total Indonesia common stocks		11,616,010

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Kazakhstan—0.12%
KazMunaiGas Exploration Production, GDR[3]	30,021	$292,705
KazMunaiGas Exploration Production, GDR[4]	28,996	282,711
Total Kazakhstan common stocks		575,416
Malaysia—2.84%
AMMB Holdings Berhad	1,263,700	1,461,010
CIMB Group Holdings Berhad	872,900	1,335,395
Genting Malaysia Berhad	1,315,900	1,844,074
Malayan Banking Berhad	1,122,463	2,501,062
Public Bank Berhad	409,000	1,937,293
Sime Darby Berhad	484,200	1,068,712
Tenaga Nasional Berhad	954,900	3,149,174
Total Malaysia common stocks		13,296,720
Mexico—3.45%
Arca Continental SAB de C.V.	121,456	902,946
Cemex SAB de C.V., ADR*	131,943	1,281,167
Fibra Uno Administracion SA de C.V.	1,928,100	3,592,477
Fomento Economico Mexicano SAB de C.V., ADR	21,087	2,127,257
Gentera SAB de C.V.	399,900	606,505
Grupo Aeroportuario del Pacifico SAB de C.V.	96,565	1,104,809
Grupo Aeroportuario del Sureste SAB de C.V., Class B	46,893	997,021
Grupo Financiero Banorte SAB de C.V., Series O	359,600	2,383,328
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	94,800	972,648
Wal-Mart de Mexico SAB de C.V.	946,427	2,190,299
Total Mexico common stocks		16,158,457
Netherlands—0.34%
Yandex N.V.*	54,493	1,579,207
Philippines—0.38%
PLDT, Inc., ADR	54,650	1,774,486
Poland—0.46%
Polska Grupa Energetyczna SA	232,657	847,614
Polski Koncern Naftowy Orlen SA	43,677	1,291,816
		2,139,430
Qatar—0.55%
Qatar Electricity & Water Co.	26,184	1,417,528
Qatar National Bank	30,144	1,142,587
Total Qatar common stocks		2,560,115
Romania—0.11%
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR[5]	71,870	517,464
Russia—2.49%
Gazprom PAO, ADR[4]	369,439	1,437,118
Gazprom PAO, ADR[3]	886,459	3,466,055
Lukoil PJSC, ADR[4]	38,788	1,828,466
Lukoil PJSC, ADR[3]	22,630	1,053,879
Magnit PJSC, GDR	34,432	1,263,654
MMC Norilsk Nickel PJSC, ADR	41,006	608,324
Severstal PJSC, GDR	60,480	830,995
Tatneft PJSC, ADR	30,167	1,163,843
Total Russia common stocks		11,652,334
	Number of shares	Value
Common stocks—(continued)
South Africa—6.72%
AVI Ltd.	113,487	$843,914
Barclays Africa Group Ltd.[1]	185,357	2,033,776
Bid Corp. Ltd.	129,160	3,100,330
Capitec Bank Holdings Ltd.	17,162	1,119,660
FirstRand Ltd.	508,246	2,000,010
Growthpoint Properties Ltd.	550,784	1,035,639
Imperial Holdings Ltd.[1]	69,759	920,186
Mondi Ltd.	41,217	1,070,242
Naspers Ltd., N Shares	20,321	4,484,767
Redefine Properties Ltd.	2,028,499	1,657,740
Sappi Ltd.	145,036	960,872
Sasol Ltd.	71,985	2,168,549
Shoprite Holdings Ltd.[1]	70,061	1,072,173
Standard Bank Group Ltd.	128,261	1,593,488
The Bidvest Group Ltd.	180,075	2,291,323
The Foschini Group Ltd.	83,702	963,426
Tiger Brands Ltd.	34,397	1,042,709
Woolworths Holdings Ltd.	645,233	3,084,487
Total South Africa common stocks		31,443,291
South Korea—14.39%
Coway Co. Ltd.	37,913	3,357,471
Dongbu Insurance Co. Ltd.	15,173	1,086,062
Doosan Infracore Co. Ltd.*	126,907	914,052
Hankook Tire Co. Ltd.	34,600	1,932,443
Hyosung Corp.	9,643	1,443,369
Hyundai Development Co-Engineering & Construction	22,914	873,314
Hyundai Marine & Fire Insurance Co. Ltd.	26,062	1,057,339
Hyundai Mobis Co. Ltd.	9,769	2,147,513
Kangwon Land, Inc.	45,128	1,492,101
KB Financial Group, Inc.	31,059	1,648,635
Korea Electric Power Corp. (KEPCO)	57,700	2,297,069
KT&G Corp.	10,803	1,100,525
LG Chem Ltd.	3,579	1,049,026
LG Display Co. Ltd.	46,315	1,309,923
LG Electronics, Inc.	25,441	1,525,482
LG Uplus Corp.	82,184	1,222,790
NAVER Corp.	2,767	1,985,524
Samsung Electronics Co. Ltd.	10,897	23,467,915
Samsung Fire & Marine Insurance Co. Ltd.	4,669	1,218,308
Shinhan Financial Group Co. Ltd.	173,784	8,261,748
SK Innovation Co. Ltd.	7,989	1,260,050
SK Telecom Co. Ltd.	17,454	4,336,010
Woori Bank	103,713	1,770,179
Yuhan Corp.	2,786	588,793
Total South Korea common stocks		67,345,641
Taiwan—11.49%
Asustek Computer, Inc.	184,000	1,712,308
Catcher Technology Co. Ltd.	187,000	2,148,963
Chinatrust Financial Holding Co. Ltd.	2,198,934	1,412,771
Compal Electronics, Inc.	1,354,000	899,064
Far EasTone Telecommunications Co. Ltd.	407,000	983,954
Formosa Chemicals & Fibre Corp.	377,000	1,136,163
Formosa Plastics Corp.	404,000	1,212,181
HON Hai Precision Industry Co. Ltd.	1,049,256	4,082,979

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(concluded)
Taiwan—(concluded)
Innolux Corp.	3,676,000	$1,795,665
Largan Precision Co. Ltd.	11,000	2,007,253
MediaTek, Inc.	276,000	2,431,356
Mega Financial Holding Co. Ltd.	2,142,118	1,812,559
Nan Ya Plastics Corp.	474,000	1,193,025
Nanya Technology Corp.	655,000	1,353,579
Novatek Microelectronics Corp.	318,000	1,211,108
Pegatron Corp.	322,000	1,051,455
Phison Electronics Corp.	79,000	1,098,839
Powertech Technology, Inc.*	324,000	1,050,474
President Chain Store Corp.	193,000	1,636,270
Quanta Computer, Inc.	937,000	2,221,828
Taiwan Mobile Co. Ltd.	369,000	1,319,799
Taiwan Semiconductor Manufacturing Co. Ltd.	1,615,156	11,473,596
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	171,897	6,181,416
Teco Electric and Machinery Co. Ltd.	1,138,000	1,072,216
Wistron Corp.	1,264,570	1,277,322
Total Taiwan common stocks		53,776,143
Thailand—2.43%
Airports of Thailand PCL	1,560,200	2,402,904
Beauty Community PCL, NVDR[1]	2,948,200	1,054,305
CP ALL PCL	1,142,400	2,085,580
Kasikornbank Public Co. Ltd., NVDR	361,900	2,093,542
PTT PCL, NVDR	112,200	1,308,239
Thai Oil PCL, NVDR	413,300	1,065,030
Thai Union Group PCL	2,254,300	1,375,213
Total Thailand common stocks		11,384,813
Turkey—3.72%
Akbank T.A.S.	537,903	1,598,723
Arcelik A.S.	123,997	916,056
BIM Birlesik Magazalar A.S.	52,904	1,031,217
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.*	1,040,038	939,753
Eregli Demir ve Celik Fabrikalari TAS	1,455,523	3,242,445
Koc Holding A.S.	563,517	2,622,760
Tupras-Turkiye Petrol Rafinerileri A.S.	38,723	1,192,713
Turk Telekomunikasyon A.S.*	627,482	1,292,638
Turkiye Garanti Bankasi A.S.	903,085	2,704,623
Turkiye Halk Bankasi AS	433,697	1,859,573
Total Turkey common stocks		17,400,501
United Arab Emirates—0.80%
Emaar Properties PJSC	694,430	1,557,861
National Bank of Abu Dhabi PJSC	748,680	2,170,796
Total United Arab Emirates common stocks		3,728,657
United States—0.79%
MercadoLibre, Inc.	5,947	1,715,234
Yum China Holdings, Inc.*	55,925	2,001,556
Total United States common stocks		3,716,790
Total common stocks (cost—$374,778,231)		445,505,370
	Number of shares	Value
Preferred stocks—2.47%
Brazil—2.32%
Itau Unibanco Holding SA	426,583	$5,105,289
Itausa—Investimentos Itau SA	122,100	362,187
Petroleo Brasileiro SA, ADR*	633,200	2,698,615
Suzano Papel e Celulose SA	604,000	2,715,564
Total Brazil preferred stocks		10,881,655
India—0.07%
Vedanta Ltd.[6]	22,056,160	343,815
South Korea—0.08%
Hyundai Motor Co.	3,686	349,150
Total preferred stocks (cost—$10,607,338)		11,574,620
	Number of warrants
Warrant—0.00%†
Thailand—0.00%†
Jasmine International PCL, strike price $4.30, expires 07/05/20* (cost—$0)	1	0
	Number of shares
Investment company—0.47%
iShares MSCI Emerging Markets Index Fund (cost—$2,093,271)	50,379	2,206,600
	Face amount
Repurchase agreement—0.86%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $3,942,076 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$4,105,500); proceeds: $4,025,006 (cost—$4,025,000)	$4,025,000	4,025,000
	Number of shares
Investment of cash collateral from securities loaned—0.85%
Money market fund—0.85%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$3,980,781)	3,980,781	3,980,781
Total investments (cost—$395,484,621)—99.82%		467,292,371
Other assets in excess of liabilities—0.18%		838,833
Net assets—100.00%		$468,131,204

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2017

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes was $399,003,381; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$85,492,383
Gross unrealized depreciation	(17,203,393)
Net unrealized appreciation	$68,288,990

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$445,505,370	$—	$—	$445,505,370
Preferred stocks	11,230,805	343,815	—	11,574,620
Warrant	—	—	—	—
Investment company	2,206,600	—	—	2,206,600
Repurchase agreement	—	4,025,000	—	4,025,000
Investment of cash collateral from securities loaned	—	3,980,781	—	3,980,781
Total	$458,942,775	$8,349,596	$—	$467,292,371

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the Turquoise Exchange.

4  Security is traded on the over-the-counter ("OTC") market.

5  Illiquid investment at the period end.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 0.19% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned -1.93%, while the Lipper Global Real Estate Funds category posted a median return of -1.81%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 216. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments (Unaudited)2

The Portfolio outperformed the benchmark during the reporting period. By sector, industrials was the leading contributor to performance, driven by stock selection. A combination of stock selection and overweight exposure within the office sector also contributed to returns, as did stock selection and underweight exposure to net lease. Conversely, health care was the leading detractor from performance due to stock selection and underweight exposure. Data centers and self-storage also detracted, both driven by stock selection.

The leading regional contributors to performance during the reporting period were Singapore and China/Hong Kong, both due to stock selection and overweight allocations. Stock selection and underweight exposure in the US also contributed to relative returns. Conversely, stock selection within the UK was the leading detractor from results. An underweight exposure in Continental Europe was also negative for returns.

Non-benchmark holding Global Logistic Properties Limited (industrial, Singapore) was the leading contributor to performance during the reporting period, as the stock performed well due to talks of privatization. In July 2017, the company accepted a takeover offer from a management-backed Chinese investment consortium. Overweight positions in Wharf (Holdings) Ltd. (diversified, Hong Kong) and Hongkong Land Holdings Limited (office, Hong Kong) also contributed to performance, as Hong Kong stocks rallied meaningfully during the reporting period. Conversely, overweight positions in Simon Property Group, Inc. (retail, US) and Brixmor Property Group, Inc. (retail, US) were among the leading detractors from results. Non-benchmark holding Brookdale Senior Living Inc. (health care, US) was also negative for relative performance. We closed our position in Brookdale Senior Living prior to the end of the reporting period as we are concerned over potential oversupply in this market. With the exception of Brookdale Senior Living, we continue to hold the aforementioned companies as of the end of the reporting period.

The Portfolio did not use derivatives during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Investment Management Inc. ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA and Diana To

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

The Portfolio invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. The Portfolio utilizes a fundamental, bottom-up, value-based stock selection methodology.

PACE Global Real Estate Securities Investments

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	(0.15)%	7.64%	1.49%	1.15%
Class C3	(0.96)	6.85	0.72	0.37
Class Y4	0.08	7.86	N/A	11.12
Class P5	0.19	7.94	1.75	0.98
After deducting maximum sales charge
Class A2	(5.68)	6.44	0.91	0.61
Class C3	(1.92)	6.85	0.72	0.37
FTSE EPRA/NAREIT Developed Index[6]	(1.93)	8.00	3.48	2.79
Lipper Global Real Estate Funds median	(1.81)	7.27	2.95	1.83

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	3.99%	7.94%	0.90%	1.03%
Class C3	3.19	7.13	0.14	0.25
Class Y4	4.24	8.17	N/A	11.08
Class P5	4.21	8.19	1.16	0.86
After deducting maximum sales charge
Class A2	(1.70)	6.73	0.33	0.49
Class C3	2.20	7.13	0.14	0.25

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—1.65% and 1.45%; Class C—2.26% and 2.20%; Class Y—1.50% and 1.20%; and Class P—1.59% and 1.20% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in special real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class P shares versus the FTSE EPRA/NAREIT Developed Index over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Global Real Estate Securities Investments

*  The performance graph has been changed from Class A to Class P as Class P shares hold the most assets out of the Portfolio.

PACE Global Real Estate Securities Investments

Portfolio statistics—July 31, 2017 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Simon Property Group, Inc.	7.4%
Mitsubishi Estate Co. Ltd.	4.7
Land Securities Group PLC	4.1
Mitsui Fudosan Co. Ltd.	3.9
Crown Castle International Corp.	3.3
Prologis, Inc.	3.1
Duke Realty Corp.	2.9
Hammerson PLC	2.7
Great Portland Estates PLC	2.6
American Homes 4 Rent, Class A	2.6
Total	37.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	54.0%
United Kingdom	12.5
Japan	11.0
Australia	5.0
Germany	4.1
Total	86.6%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2017

Common stocks
Apartments	7.22%
Diversified	25.38
Diversified operations	1.40
Health care	2.21
Hotels	5.25
Hotels & motels	1.61
Office property	12.70
Real estate management/service	9.30
Real estate operations/development	10.63
Regional malls	9.06
Shopping centers	7.53
Storage	2.31
Warehouse/industrial	5.40
Total common stocks	100.00
Repurchase agreement	0.62
Investment of cash collateral from securities loaned	1.76
Total investments	102.38
Liabilities in excess of other assets	(2.38)
Net assets	100.00%

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—100.00%
Australia—4.96%
Dexus	276,596	$2,075,577
The GPT Group	383,600	1,469,955
Westfield Corp.	562,000	3,452,928
Total Australia common stocks		6,998,460
Bermuda—2.44%
Hongkong Land Holdings Ltd.	458,300	3,446,416
Cayman Islands—1.53%
Soho China Ltd.*	3,962,300	2,161,033
Germany—4.09%
Alstria Office REIT-AG	196,492	2,883,168
Vonovia SE	71,215	2,887,845
Total Germany common stocks		5,771,013
Hong Kong—1.40%
Wharf (Holdings) Ltd.	232,256	1,975,907
Italy—0.76%
Beni Stabili SpA	1,332,900	1,065,074
Japan—11.01%
Hulic Reit, Inc.	411	647,564
LaSalle Logiport REIT	150	150,891
Leopalace21 Corp.	241,517	1,724,104
Mitsubishi Estate Co. Ltd.	363,089	6,606,708
Mitsui Fudosan Co. Ltd.	241,800	5,558,911
Nippon Accommodations Fund, Inc.	201	835,031
Total Japan common stocks		15,523,209
Luxembourg—1.49%
Grand City Properties SA	101,300	2,099,781
Netherlands—0.76%
Eurocommercial Properties N.V.	26,500	1,072,408
Singapore—3.17%
Ascendas Real Estate Investment Trust	1,101,600	2,194,827
City Developments Ltd.	273,300	2,270,862
Total Singapore common stocks		4,465,689
Spain—2.14%
Merlin Properties Socimi SA	223,600	3,012,261
United Kingdom—12.48%
Derwent London PLC	84,900	3,190,247
Great Portland Estates PLC	456,219	3,623,652
Hammerson PLC	509,785	3,864,148
Land Securities Group PLC	427,000	5,752,150
Tritax Big Box REIT PLC	592,200	1,170,461
Total United Kingdom common stocks		17,600,658
United States—53.77%
American Campus Communities, Inc.	59,700	2,862,018
American Homes 4 Rent, Class A	157,000	3,612,570
Brixmor Property Group, Inc.	131,700	2,580,003
CBL & Associates Properties, Inc.[1]	265,888	2,337,156
Crown Castle International Corp.	46,100	4,636,738
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
DDR Corp.	232,000	$2,364,080
Duke Realty Corp.	141,700	4,051,203
Essex Property Trust, Inc.	11,000	2,878,700
Federal Realty Investment Trust	16,700	2,214,921
Gramercy Property Trust[1]	97,100	2,934,362
Hersha Hospitality Trust	71,800	1,346,968
Hudson Pacific Properties, Inc.	93,000	3,042,960
Kilroy Realty Corp.	50,400	3,498,264
LaSalle Hotel Properties[1]	49,000	1,447,460
Life Storage, Inc.	3,500	255,640
MGM Growth Properties LLC, Class A1	49,700	1,487,521
Mid-America Apartment Communities, Inc.	34,800	3,602,844
OMEGA Healthcare Investors, Inc.[1]	31,498	995,022
Park Hotels & Resorts, Inc.	116,022	3,124,472
Prologis, Inc.	71,000	4,317,510
Public Storage	14,600	3,001,322
QTS Realty Trust, Inc., Class A	39,800	2,128,106
Simon Property Group, Inc.	65,891	10,443,723
SL Green Realty Corp.	30,500	3,149,735
STAG Industrial, Inc.	50,700	1,383,603
Welltower, Inc.	28,800	2,113,632
Total United States common stocks		75,810,533
Total common stocks (cost—$141,297,017)		141,002,442
	Face amount
Repurchase agreement—0.62%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $855,014 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$890,460); proceeds: $873,001 (cost—$873,000)	$873,000	873,000
	Number of shares
Investment of cash collateral from securities loaned—1.76%
Money market fund—1.76%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$2,478,451)	2,478,451	2,478,451
Total investments (cost—$144,648,468)—102.38%		144,353,893
Liabilities in excess of other assets—(2.38)%		(3,352,494)
Net assets—100.00%		$141,001,399

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2017

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes was $147,478,562; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,665,467
Gross unrealized depreciation	(7,790,136)
Net unrealized depreciation	$(3,124,669)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$141,002,442	$—	$—	$141,002,442
Repurchase agreement	—	873,000	—	873,000
Investment of cash collateral from securities loaned	—	2,478,451	—	2,478,451
Total	$141,002,442	$3,351,451	$—	$144,353,893

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance (Unaudited)

For the 12 months ended July 31, 2017, the Portfolio's Class P shares gained 2.41% before the deduction of the maximum PACE Select program fee.1 In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.51%, the Bloomberg Barclays Global Aggregate Index returned -1.28%, the MSCI World Index (net) returned 16.12%, the HFRI Fund of Funds Composite Index (net) returned 5.98%, and the Lipper Alternative Multi-Strategy Funds category posted a median return of 2.41%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 229. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Special note: On December 19, 2016, Principal Global Investors began serving as a subadvisor for the Portfolio. On September 6, 2017, after the end of the reporting period, Kettle Hill Capital Management, LLC began serving as a subadvisor for the portfolio.

Subadvisors' comments (Unaudited)2

Analytic Investors

Our portion of the Portfolio made a positive contribution to performance during the reporting period. Our portion of the Portfolio consists of long-short equity positions.3 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities.

Overall, characteristic positioning was favorable in all categories except within Revisions (earnings revisions) and Technical (momentum). Specifically, our overweight positioning to Value (earnings to price and sales to price) and underweight positions to Risk (dispersion of analyst earnings estimates) and Growth (market growth) all added value relative to the benchmark. This was slightly offset by an emphasis to Revisions and Technicals, which were not rewarded by investors during the reporting period. An emphasis on low beta stocks negatively impacted performance during the period, as low beta secu-

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Sub-Advisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant"); Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"); AQR Capital Management, LLC ("AQR"); Sirios Capital Management, L.P. ("Sirios");

Principal Global Investors, LLC d/b/a Macro Currency Group ("MCG");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Standard Life Investments: Guy Stern and Roger Sadewsky;

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

MCG: Mark Farrington and Ivan Petej;

Aviva: Peter Fitzgerald, Dan James, Ian Pizer and Brendan Walsh

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

rities significantly underperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.)

During the period, the strategy experienced positive results in Asia, as overweights to both Hong Kong and Japan helped results. In addition, stock selection within Japan was particularly strong. While an overweight position to Canada also helped performance, stock selection within the country produced negative results. Sector positioning was a modest drag on performance, led by an underweight position to financials. While an overweight to consumer staples negatively impacted results, an underweight position to energy, coupled with strong stock selection within the sector, helped relative returns.

Some of the top performing equities in our portion of the Portfolio included long positions in Prudential Financial, United Therapeutics and Darden Restaurants. The worst performing positions during the reporting period were long positions in Seagate Technology, CA Technologies and Micron Technology. We continue to hold the aforementioned companies as of the end of the reporting period.

Derivatives were not used during the reporting period.

First Quadrant: Global Macro Strategy

Our portion of the Portfolio generated positive results during the reporting period. The market environment was mixed during the reporting period and began on a quiet note after "Brexit" as market volatility waned. During the late fall and into the holiday season of 2016 the strategy deftly navigated the US election. The investment climate once again changed in 2017 as politically-related macro events caused ripples across markets. Elections in both France and the UK, budding trade conflicts and ongoing uncertainty about potential tax and regulatory reform resulted in notable market moves. Central banks also played a significant role in many markets, with notable shifts in projected monetary policy.

The portfolio benefited from our diversified and multi-factor approach. From an investment insight perspective, each of the major categories (Macroeconomic, Investment Flows and Behavioral Biases) added value. Fair Value, a fundamental macro long-term factor, dominated performance followed by the shorter-term Currency Quality (which looks to traders of currencies to inform, such as momentum or carry) found in the Behavioral Biases set of ideas.

From a currency perspective, our New Zealand dollar, euro, and US dollar positions were the largest contributors to results, while the Canadian dollar and Norwegian krone detracted from performance. As a general rule, derivatives are the primary instrument used to implement our strategy. Specifically, currency forwards are used to gain economic exposure. Overall, the liquidity and low transaction cost of this instrument offers the investment team the ability to be more nimble and to implement our strategy at a lower cost. As derivatives are the primary instrument used to implement our strategy, the

Investment process
(continued)

PCJ: Nereo Piticco, Adam Posman, Aly Alladina, Heiki Altosaar, Bryan Rock and Jenny Yan

UBS AM sleeve: Mabel Lung, Gina Toth and Fred Lee;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors: The Portfolio primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. The Portfolio's strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

First Quadrant: The Portfolio employs a top-down macro-driven investment strategy that seeks to identify and profit from changes in the relative strength of countries through exposure to currency markets. The strategy explicitly aims to provide positive returns, low correlation to other investments, and the potential to deliver a right-skewed distribution of returns ("returns when you need them most"). The strategy seeks to profit by exploiting a diverse set of market inefficiencies organized into three broad categories: Macroeconomic, Investment

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

performance of the strategy over the reporting period is closely correlated with the performance of our derivatives positions.

Standard Life Investments

Our portion of the Portfolio made a positive contribution to performance during the reporting period. The largest contributors to performance during the reporting period were equity-related positions, driven mainly by political developments and central bank monetary policy pronouncements. Rising expectations of stronger fiscal stimulus in the US, receding political risk in Europe and generally strong earnings and positive economic data provided fertile ground for global equities. Our allocations to the US and European equity markets were rewarded. Our US equity banks versus consumer staples strategy delivered strong performance, as sectors such as small-caps and banks rallied during the period. However, this environment was negative for our positions in technology and large-cap versus small-cap. Our US and Europe equity strategies use equity futures and equity options to increase or decrease exposure to the market. Our consumer staples strategy was implemented through an index total return swap. The US equity large-cap versus small-cap was implemented through equity futures, total return swaps and equity options. The US equity tech versus small-cap position was implemented through equity futures and total return swaps.

Volatility in equity markets remained depressed, having reached an all-time low toward the end of the reporting period, as global equity markets maintained an upward trend. Consequently, our long equity variance strategy detracted from performance. This strategy was implemented through variance swaps.

Our UK versus French duration and US real versus nominal steepener relative to interest rates strategies were strong performers. UK gilts outperformed their French counterpart due to sentiment over French elections. Our US real versus nominal steepener strategy4 benefited from the higher interest rates and rising inflation expectations that dominated market sentiment soon after the US elections through to the first quarter of 2017. Our Australian forward start interest rates strategy detracted from performance amid bond market weakness. The UK versus French duration strategy was implemented through government bond futures. The nominal leg within the US real versus nominal steepener strategy was implemented through forward start interest rate swaps. The Australian forward start interest rates strategy was implemented through government bond futures and forward start interest rates.

Emerging markets currency exposures were beneficial for results as sentiment for their underlying equity and bond markets turned positive given a general improvement in the economic outlook. The Indian rupee and Korean won benefited from robust foreign investor inflows into their local capital mar-

Investment process
(continued)

4  The US Real versus Nominal Steepener strategy seeks to exploit opportunities associated with a return of the inflation premium to the US interest rate curve. The strategy is designed to benefit from a decline in real rates, particularly those at the short end of the curve, and an increase in long term nominal interest rates when inflation expectations start moving away from the current subdued levels.

Flows, and Behavioral Biases. We evaluate each individual market against all others based on these fundamental investment ideas.

Standard Life Investments: The Portfolio employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. The Portfolio aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. The Portfolio may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

AQR: The Portfolio employs a Managed Futures strategy, which is an active trend-following strategy. Trend-following involves going long assets that have been rising in price and short assets that have been declining in price. The managed futures strategy is primarily implemented through the use of derivatives and invests across three major asset classes: equities,

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

kets. Consequently, our long Indian rupee versus Swiss franc position delivered positive returns, while our long Japanese yen versus Korean won currency pair detracted from performance. Currency strategies are implemented using foreign exchange forwards.

We use derivatives extensively to implement our fundamental strategy, seeking to ensure that a wide range of diverse sources of return are accessible at all times. As such, their overall impact on performance is varied and linked to the strategies within which they are implemented.

AQR

Our managed futures strategy is an active trend-following strategy that employs a diverse portfolio of derivative instruments (primarily futures, swaps and forwards) to achieve exposure to various global markets. Our strategy generated a negative absolute return during the reporting period. By signal horizon, reversals in long-term trends drove losses, while short-term and over-extended signals contributed to results. Fixed income and currencies detracted from performance, with losses driven by reversals across both markets. Equities contributed to performance, with gains driven by sustained bullish trends.

The strategy entered the reporting period positioned long fixed income markets on relative agreement between short-term and long-term signals. In currencies, the strategy began the reporting period long the Japanese yen versus the US dollar. In equities, the strategy entered the reporting period net long, driven mostly by short-term signals. The reporting period began in the aftermath of the "Brexit" vote, with markets exhibiting heightened risk aversion. Against this backdrop, longer-term trends favored bullish fixed income and the Japanese yen. These trends reversed over the second half of 2016, and sharply after the US election, driving losses. Newer bearish fixed income and bullish US dollar trends then reversed in the first half of 2017, causing additional losses. The bullish equity trends that began at the start of the reporting period exhibited a meaningful reversal leading up to the US election, but continued thereafter, with trends in equities contributing to performance throughout most of the period. The strategy ended the reporting period long equities on agreement between short-term and long-term signals. In fixed income, the strategy ended the reporting period net short with long-term signals driving positioning. In currencies, the strategy ended the reporting period notably short the US dollar and Japanese yen, on agreement between short-term and long-term signals.

Most positions in the strategy are implemented through derivative instruments, as we believe derivatives offer the most liquid, lowest cost and efficient way to gain diversified exposure across asset classes. The strategy uses global developed and emerging markets exchange traded futures, futures-related instruments, forward contracts and swaps across equities, fixed income and currencies. The strategy is, with the exception of cash holdings, exclusively implemented via derivative instruments. As a result, performance of the strategy is primarily driven by the performance of derivatives-based positions.

Investment process
(continued)

fixed income and currencies. The Portfolio's Managed Futures strategy seeks to generate returns that are uncorrelated to traditional asset classes and may improve portfolio diversification.

UBS AM: The Portfolio allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

Sirios Capital Management: The Portfolio employs a fundamental, bottom-up, long/short strategy that is focused primarily on U.S. equities. For long positions, the investment team concentrates on mid/large cap companies where we see unrecognized growth over a 3-5 year period and a favorable valuation. The short positions generally include a selection of liquid large cap companies,

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

UBS Asset Management

Our portion of the Portfolio detracted from performance during the reporting period. During the reporting period, our portion of the Portfolio was invested in three third-party funds: Scout Unconstrained Bond Fund, AQR Style Premia Alternative Fund and Natixis ASG Managed Futures Strategy. We underperformed our benchmark, primarily driven by Natixis ASG Managed Futures. In contrast, our holdings in Scout Unconstrained Bond Fund and AQR Style Premia Alternative Fund contributed to returns.

Natixis ASG Managed Futures Strategy, a trend-following strategy, was negatively impacted, particularly between August through October 2016, due to choppy markets across all asset classes. Choppy markets tend to be challenging for trend-following strategies since there is not enough time to establish a steady trend before a reversal. In general, both short- and longer-term trend signals failed to add value, although longer-term trends performed better. Positions in commodities, currencies and fixed income detracted the most from results. Equities provided some positive returns, but were an insufficient offset.

AQR Style Premia Alternative Fund contributed to returns, primarily through exposure to the value factor, particularly in equities. Exposure to defensive, carry and momentum style factors, however, detracted from performance. Stocks and industries, fixed income and equity indices were the largest contributors by asset group, with currencies and commodities being the primary detractors from performance. Scout Unconstrained Bond Fund also added value over the reporting period, primarily through active duration positioning and modest credit exposure.

We did not use derivatives during the reporting period.

Sirios Capital Management

Our portion of the Portfolio made a positive contribution to performance and outperformed the HFRX Equity Hedge Index ("Index") during the reporting period. We outperformed the Index in seven of the 12 months during the period (August, November and December 2016, and January, February, May and June 2017) and underperformed the remaining five months (September and October 2016 and March, April and July 2017). Long positions contributed to absolute performance, while short positions detracted from performance during the period. The technology/telecommunications, financials/real estate and consumer sectors were the most significant contributors to gross performance, while the health care and energy/industrials sectors detracted from performance.

The most significant individual long contributors to performance were Bank of America, Western Digital, Sherwin-Williams, NetApp and Time Warner, Inc. Our long position in Time Warner, Inc. was sold as the arbitrage spread began to close versus the approximately $106 offer price made by AT&T (based on AT&T's trading price). The most significant individual long detractors were Allergan, Bristol Myers Squibb, Nabors Industries, JCDecaux, and Acadia Healthcare. Our long position in Allergan was sold during the fourth

Investment process
(concluded)

sector hedges and index put options.

Aviva Investors employs a "global unconstrained multistrategy" approach and seeks to deliver positive returns over rolling three year periods by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, the Portfolio decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Aviva Investors believes multi-strategy investing provides many ways to reflect ideas more precisely than is possible in traditional funds.

PCJ follows a bottom-up fundamental, independent research process that focuses on high conviction ideas and seeks to extract alpha from long and short positions. The fund invests in Canadian and US listed securities diversified across sectors and market capitalizations to seek to construct a market neutral, absolute return strategy with low volatility and correlation to broader markets within a disciplined risk management framework.

MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. Both approaches utilize non-deliverable currency forwards as part of the Portfolio's investment strategy.

PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

quarter of 2016 on the expectation that it would lose exclusivity earlier than previously expected on several drugs. In addition, we anticipated disappointing sales trends in the company's legacy products. Our long position in Bristol Myers Squibb was sold during the fourth quarter of 2016 based on a reassessment of the company's earnings power in response to the failure of its pivotal first line lung cancer trial. Our long position in JCDecaux was sold during the fourth quarter of 2016 after advertising in China turned down and the "Brexit" vote stalled growth in Europe, its largest market. Our long position in Acadia Healthcare was sold during the fourth quarter of 2016 due to concerns of moderating in-patient psychiatric demand trends, combined with high financial leverage. Nabors Industries remained a position in our portion of the Portfolio as of period-end.

We had net exposure of 66% as of July 31, 2017, with a focus on US domestically-driven companies. Net exposure was balanced across the energy/industrials (+19%), technology/telecommunications (+18%), financials/real estate (+15%), consumer (+11%), and health care (+11%) sectors. The ten largest long positions were Sherwin-Williams, Becton Dickinson, Bank of America, FedEx, J.P. Morgan, Airbus, NetApp, Cognizant Technology, Nuance Communications and C.R. Bard.

We generally use forward currency contracts to hedge the currency exposure on non-US positions. The currency hedges did not contribute meaningfully to our performance during the reporting period.

Aviva Investors

Our portion of the Portfolio generated a positive absolute return during the reporting period. Results over the period were driven by our positioning for a reflationary market environment, distinguished by greater economic growth and moderately higher inflation globally.

The largest contributors of performance were investment strategies that benefited from tighter spreads in the US high yield corporate bond market and higher stock prices in Europe, as well as in emerging markets. Each of these specific strategies is a manifestation of our constructive view for global growth and our bias for exposure to individual regions and asset classes.

The largest detractors from performance were positions adversely impacted by lower realized volatility in European equities and an increase in developed market sovereign bond yields at the end of June 2017. Both of these positions are characterized as "risk-reducing" because of our expectation for these strategies to protect our portion of the Portfolio when capital markets experience increased stress. We were also negatively impacted by a decrease in the value of our currency strategy, being long the US dollar against the Saudi Arabian riyal.

Our conviction in the global reflation theme, albeit challenged by markets more recently, has strengthened due to a broad-based global recovery and pickup in global trade.

We make significant use of derivatives, including but not limited to options, futures, forward, and swaps. Derivative use is relied upon for risk management and efficient implementation purposes.

PCJ Investment Counsel Ltd.

Our portion of the Portfolio generated a negative absolute return during the reporting period. This was largely driven by weak results during the fourth quarter of 2016. In particular, we were negatively impacted by our positioning in the consumer sectors, with a long bias in consumer staples and a short bias in consumer discretionary. On a positive note, our positioning in the materials sector, specifically the long bias in forest products, positively impacted performance over the reporting period as solid North American housing fundamentals and announced trade duty levels on Canadian lumber exports in the second quarter of 2017 were well received by the market. Elsewhere, within the industrials sector, our exposure to transportation, building materials and infrastructure companies continued to benefit from the reflation theme, which includes increased infrastructure spending, fiscal stimulus and consumer spending.

PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – concluded

One of the key questions for the remainder of this year will be the extent to which bond and equity markets can withstand a gradual reduction in monetary stimulus. We believe that a transition toward a rising interest rate environment driven by economic growth and a sustainable shift to higher US inflation is likely, as most economic data points in this direction. We believe the US financials sector stands to benefit from several tailwinds, including higher interest rates and deregulation. We hold long positions in US money centers and larger regional banks, partly offset by short positions in Canadian names.

We expect Canadian lumber stocks will benefit from improved earnings visibility since the US Department of Commerce announced preliminary trade duty levels on Canadian softwood lumber, allowing investors to regain focus on improving fundamentals. Since the initial announcement in late April, we have increased our exposure to the sector by adding to names that are more exposed to the duties but trade at discounted valuations. Lastly, we believe the traditional consumer retail sector continues to deteriorate and we hold a short bias toward a basket of names.

We did not use derivatives during the reporting period.

Principal Global Investors

During the period we managed a portion of the Portfolio, from December 19, 2016 through July 31, 2017, we generated a negative absolute return. During that period, we identified investment opportunities through the application of both quantitative systematic and qualitative discretionary approaches. Both approaches utilize non-deliverable currency forwards and currency options as part of our investment strategy.

The discretionary component underperformed primarily due to our positive view on the US dollar and our positioning for heightened financial market volatility. Neither of these views materialized according to our expectations during the reporting period.

The systematic component underperformed primarily due to our expectation of outperformance of higher yielding currencies versus lower yielding currencies, which also failed to materialize. This was primarily a result of the euro, as it strengthened due to improvement in economic data within the eurozone.

Non-deliverable currency forwards were used during the reporting period and, overall, they detracted from performance.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/17	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	2.19%	3.66%	0.41%	1.47%
Class C3	1.41	2.93	(0.30)	0.78
Class Y4	2.40	3.97	N/A	1.28
Class P5	2.41	3.96	0.68	1.74
After deducting maximum sales charge
Class A2	(3.42)	2.51	(0.16)	0.97
Class C3	0.41	2.93	(0.30)	0.78
Citigroup Three-Month US Treasury Bill Index[6]	0.51	0.16	0.48	0.97
Bloomberg Barclays Global Aggregate Index[7]	(1.28)	0.88	3.66	3.90
MSCI World Index (net)[8]	16.12	11.63	4.45	5.38
HFRI Fund of Funds Composite Index (net)[9]	5.98	3.92	0.94	1.84
Lipper Alternative Multi-Strategy Funds median	2.41	2.83	0.93	1.59

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/17	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	2.79%	3.79%	0.26%	1.45%
Class C3	1.93	3.03	(0.47)	0.75
Class Y4	3.01	4.07	N/A	1.24
Class P5	3.02	4.06	0.52	1.71
After deducting maximum sales charge
Class A2	(2.82)	2.62	(0.30)	0.94
Class C3	0.93	3.03	(0.47)	0.75

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2016 prospectuses, were as follows: Class A—2.10% and 2.01%; Class C—2.83% and 2.74%; Class Y—1.77% and 1.68%; and Class P—1.85% and 1.76% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2017 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the Citigroup Three-Month US Treasury Bill Index, the Bloomberg Barclays Global Aggregate Index, the MSCI World Index (net) and the HFRI Fund of Funds Composite Index (net) over the 10 years ended July 31, 2017. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Alternative Strategies Investments

PACE Alternative Strategies Investments

Portfolio statistics—July 31, 2017 (unaudited)

Top ten equity holdings (long holdings)[1]	Percentage of net assets
NetApp, Inc.	0.7%
Bank of America Corp.	0.7
The Sherwin-Williams Co.	0.7
JPMorgan Chase & Co.	0.7
Becton, Dickinson and Co.	0.5
Merck & Co., Inc.	0.5
Johnson & Johnson	0.5
National Bank of Canada	0.5
FedEx Corp.	0.5
Gilead Sciences, Inc.	0.5
Total	5.8%
Top ten equity holdings (short holdings)[1]	Percentage of net assets
SBA Communications Corp.	(0.4)%
Equinix, Inc.	(0.4)
Halliburton Co.	(0.3)
Schlumberger Ltd.	(0.3)
Cheniere Energy, Inc.	(0.2)
Charter Communications, Inc., Class A	(0.2)
Lundin Petroleum AB	(0.2)
Acom Co. Ltd.	(0.2)
Royal Bank of Scotland Group PLC	(0.2)
Tesla, Inc.	(0.2)
Total	(2.6)%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Inflation Index Note (TIPS), 0.625% due 01/15/26	2.6%
US Treasury Inflation Index Bond (TIPS), 2.125% due 02/15/40	2.0
Indonesia Treasury Bond, 8.250% due 07/15/21	0.4
US Treasury Inflation Index Bond (TIPS), 3.875% due 04/15/29	0.3
US Treasury Inflation Index Bond (TIPS), 0.750% due 02/15/45	0.3
US Treasury Inflation Index Bond (TIPS), 3.625% due 04/15/28	0.3
US Treasury Inflation Index Bond (TIPS), 1.375% due 02/15/44	0.2
US Treasury Inflation Index Bond (TIPS), 0.750% due 02/15/42	0.2
US Treasury Inflation Index Bond (TIPS), 1.000% due 02/15/46	0.2
US Treasury Inflation Index Bond (TIPS), 0.625% due 02/15/43	0.2
Total	6.7%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	41.9%
Canada	6.7
Japan	2.8
Australia	0.9
Netherlands	0.9
Total	53.2%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(8.1)%
Canada	(4.0)
Japan	(0.5)
United Kingdom	(0.3)
Curacao	(0.3)
Total	(13.2)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2017

Common stocks
Aerospace & defense	0.61%
Air freight & logistics	0.51
Airlines	0.29
Auto components	0.15
Banks	5.46
Beverages	0.55
Biotechnology	1.66
Building products	0.45
Capital markets	0.75
Chemicals	1.26
Commercial services & supplies	0.53
Communications equipment	0.38
Construction & engineering	0.35
Construction materials	0.10
Containers & packaging	0.06
Diversified consumer services	0.06
Diversified financial services	0.69
Diversified telecommunication services	0.38
Electrical equipment	0.17
Electronic equipment, instruments & components	0.08
Energy equipment & services	0.43
Equity real estate investment trusts	0.85
Food & staples retailing	0.32
Food products	0.51
Gas utilities	0.30
Health care equipment & supplies	1.64
Health care providers & services	1.80
Hotels, restaurants & leisure	0.83
Household durables	0.68
Independent power and renewable electricity producers	0.16
Industrial conglomerates	0.02
Insurance	0.53
Internet & catalog retail	0.04
Internet & Direct Marketing Retail	0.24
Internet software & services	1.37
IT services	0.76
Leisure products	0.09
Machinery	0.24
Marine	0.05
Media	0.34
Metals & mining	0.89
Mortgage Real estate investment trust	0.43
Multi-utilities	0.10
Multiline retail	0.13
Common stocks—(concluded)
Oil, gas & consumable fuels	1.09%
Paper & forest products	0.96
Personal products	0.08
Pharmaceuticals	1.79
Real estate management & development	0.87
Road & rail	0.76
Semiconductors & semiconductor equipment	0.95
Software	1.72
Specialty retail	0.29
Technology hardware, storage & peripherals	2.84
Textiles, apparel & luxury goods	0.28
Thrifts & mortgage finance	0.06
Tobacco	0.11
Trading companies & distributors	0.50
Wireless telecommunication services	0.83
Total common stocks	40.37
Preferred stocks
Auto components	0.04
Banks	0.02
Diversified telecommunication services	0.07
Total preferred stocks	0.13
Warrant	0.00	†
Investment companies	10.55
US government obligations	6.96
Corporate notes
Agriculture	0.06
Auto manufacturers	0.08
Banking-non-US	0.01
Banks	0.69
Beverages	0.09
Commercial services	0.09
Diversified financial services	0.20
Diversified financials	0.02
Electric	0.03
Electric utilities	0.05
Engineering & construction	0.02
Financial services	0.02
Gas	0.03
Healthcare-services	0.05
Holding companies-divers	0.04
Insurance	0.09

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2017

Corporate notes—(concluded)
Investment company	0.02%
Media	0.02
Mining	0.02
Oil & gas	0.12
Pharmaceuticals	0.03
Pipelines	0.07
Real estate	0.09
REITS	0.06
Savings & loans	0.06
Telecommunications	0.10
Water	0.04
Total corporate notes	2.20
Non-US government obligations	0.59
Certificates of deposit	2.24
Time deposits	5.24
Short-term US government obligations	14.24
Repurchase agreement	23.35
Options purchased
Call options	0.36
Put options	0.08
Total options purchased	0.44
Swaptions purchased
Call swaption	0.08
Put swaption	0.29
Total swaptions purchased	0.37
Foreign exchange options purchased
Call options	0.47
Put options	0.22
Total foreign exchange options purchased	0.69
Investments sold short Common stocks
Aerospace & defense	(0.08)
Airlines	(0.13)
Auto components	(0.04)
Automobiles	(0.20)
Banks	(0.60)
Beverages	(0.07)
Building products	(0.06)
Capital markets	(0.67)
Chemicals	(0.24)
Investments sold short—(concluded) Common stocks—(concluded)
Commercial services & supplies	(0.20)%
Communications equipment	(0.16)
Construction materials	(0.02)
Consumer finance	(0.22)
Containers & packaging	(0.05)
Diversified financial services	(0.09)
Diversified telecommunication services	(0.53)
Electric utilities	(0.11)
Energy equipment & services	(1.14)
Equity real estate investment trusts	(0.51)
Food & staples retailing	(0.43)
Food products	(0.08)
Health care equipment & supplies	(0.01)
Health care providers & services	(0.07)
Hotels, restaurants & leisure	(0.20)
Household durables	(0.17)
Household products	(0.03)
Independent power and renewable electricity producers	(0.04)
Insurance	(0.09)
Internet software & services	(0.01)
IT services	(0.17)
Leisure products	(0.02)
Machinery	(0.06)
Media	(0.46)
Metals & mining	(0.17)
Multi-utilities	(0.12)
Multiline retail	(0.15)
Oil, gas & consumable fuels	(1.17)
Paper & forest products	(0.33)
Pharmaceuticals	(0.04)
Professional services	(0.03)
Real estate management & development	(0.07)
Road & rail	(0.20)
Software	(0.01)
Specialty retail	(0.37)
Technology hardware, storage & peripherals	(0.02)
Textiles, apparel & luxury goods	(0.21)
Thrifts & mortgage finance	(0.09)
Trading companies & distributors	(0.05)
Wireless telecommunication services	(0.06)
Investment companies	(4.28)
Total investments sold short	(14.33)
Other assets in excess of liabilities	6.96
Net assets	100.00%

†  Weighting represents less than 0.005% of the Portfolio's net assets as of July 31, 2017.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—40.37%
Argentina—0.07%
PLAY Communications SA*,1	48,020	$491,451
Australia—0.85%
AGL Energy Ltd.	34,272	660,764
Aristocrat Leisure Ltd.	6,330	102,546
Challenger Ltd.	45,406	466,774
Coca-Cola Amatil Ltd.	47,192	311,090
Flight Centre Travel Group Ltd.	2,255	78,474
Fortescue Metals Group Ltd.	259,224	1,190,357
Rio Tinto Ltd.	34,648	1,823,593
South32 Ltd.	455,143	1,059,573
Total Australia common stocks		5,693,171
Belgium—0.02%
KBC Groupe N.V.	1,789	148,247
Bermuda—0.68%
Athene Holding Ltd., Class A*	19,646	992,712
Kerry Properties Ltd.	186,000	652,481
Marvell Technology Group Ltd.	12,066	187,747
Nabors Industries Ltd.	115,391	889,665
NWS Holdings Ltd.	62,000	118,748
VEON Ltd., ADR	367,458	1,502,903
Yue Yuen Industrial Holdings Ltd.	54,000	222,961
Total Bermuda common stocks		4,567,217
Canada—5.98%
Agnico Eagle Mines Ltd.[2]	7,770	362,937
Air Canada*,2	65,108	1,035,566
Algonquin Power & Utilities Corp.[2]	17,890	191,276
Alimentation Couche Tard, Inc., Class B	17,549	832,161
Badger Daylighting Ltd.[2]	7,790	165,454
Birchcliff Energy Ltd.[2]	21,974	107,513
Canadian Imperial Bank of Commerce	21,400	1,857,556
Canadian Natural Resources Ltd.[2]	7,192	220,075
Canadian Pacific Railway Ltd.[2]	4,262	666,449
Canfor Corp.*,2	125,130	2,099,635
CanWel Building Materials Group Ltd.[2]	73,346	361,803
Cargojet, Inc.[2]	9,106	352,846
CGI Group, Inc., Class A*,2	12,223	645,497
Chorus Aviation, Inc.[2]	74,246	457,357
Clearwater Seafoods, Inc.[2]	51,530	460,432
Constellation Software, Inc.	100	53,872
Cott Corp.[2]	71,216	1,106,697
Crescent Point Energy Corp.[2]	9,070	71,294
Crombie Real Estate Investment Trust[2]	119,520	1,296,098
Detour Gold Corp.*,2	17,730	222,985
Dorel Industries, Inc., Class B2	11,490	303,574
Element Fleet Management Corp.	61,113	462,728
Enbridge, Inc.[2]	11,875	492,338
Encana Corp.[2]	43,732	439,944
Finning International, Inc.[2]	6,300	126,783
Freshii, Inc.*,2	38,500	311,273
Hardwoods Distribution, Inc.[2]	88,250	1,327,909
Intact Financial Corp.[2]	3,900	299,581
Interfor Corp.*,2	152,877	2,380,062
Intertape Polymer Group, Inc.[2]	20,770	400,323
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Keyera Corp.[2]	14,604	$456,364
Kinaxis, Inc.*,2	4,560	293,296
Knight Therapeutics, Inc.*,2	27,342	208,122
Laurentian Bank of Canada[2]	20,310	882,449
Loblaw Cos. Ltd.[2]	22,150	1,206,324
Major Drilling Group International, Inc.*,2	22,526	148,878
Methanex Corp.[2]	8,200	363,260
Nanotech Security Corp.*,2	74,785	77,979
National Bank of Canada	69,100	3,112,063
New Flyer Industries, Inc.[2]	10,696	436,076
Norbord, Inc.[2]	6,300	223,398
Northland Power, Inc.[2]	25,611	476,990
Open Text Corp.[2]	7,806	261,501
Park Lawn Corp.[2]	10,390	158,340
Parkland Fuel Corp.[3]	24,600	506,700
Parkland Fuel Corp.[2]	21,615	463,767
Polaris Infrastructure, Inc.[2]	15,914	217,122
Power Corp. of Canada	11,100	269,943
Precision Drilling Corp.*	172,565	501,051
Restaurant Brands International, Inc.[2]	4,454	265,369
Saputo, Inc.[2]	7,820	265,068
Seven Generations Energy Ltd., Class A*,2	6,250	108,632
Shopify, Inc., Class A*,2	1,560	144,097
SNC-Lavalin Group, Inc.[2]	40,758	1,795,085
Superior Plus Corp.[2]	31,632	277,311
The Bank of Nova Scotia	30,700	1,912,548
The Toronto-Dominion Bank	23,800	1,226,891
Tidewater Midstream and Infrastructure Ltd.[2]	244,097	260,396
TransAlta Corp.[2]	23,874	155,681
Tree Island Steel Ltd.[2]	179,964	534,082
Trevali Mining Corp.*,2	220,192	227,831
Trican Well Service Ltd.*,2	78,270	229,144
Tricon Capital Group, Inc.[2]	78,510	661,203
Waste Connections, Inc.[2]	15,821	1,028,049
Western Forest Products, Inc.[2]	592,500	1,178,584
Whitecap Resources, Inc.[2]	44,550	329,100
Total Canada common stocks		39,974,712
Cayman Islands—0.28%
Anta Sports Products Ltd.	119,913	411,439
ASM Pacific Technology Ltd.	16,000	207,303
Baidu, Inc., ADR*	1,636	370,308
Ctrip.com International Ltd., ADR*	10,373	619,579
Melco Crown Entertainment Ltd., ADR	13,059	263,792
Total Cayman Islands common stocks		1,872,421
Denmark—0.35%
AP Moeller—Maersk A/S, Class B	149	325,406
Danske Bank A/S	16,239	657,857
Novo Nordisk A/S, Class B	9,996	426,587
Pandora A/S	8,318	957,287
Total Denmark common stocks		2,367,137

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
France—0.43%
BNP Paribas SA	8,528	$661,959
Cie Generale des Etablissements Michelin	2,780	376,322
Credit Agricole SA	11,977	210,549
Natixis SA	10,134	73,695
Orpea	6,266	718,774
Societe Generale SA	6,614	388,351
Thales SA	4,299	476,294
Total France common stocks		2,905,944
Germany—0.32%
Commerzbank AG*	18,249	239,363
Covestro AG1	1,748	135,786
Deutsche Bank AG	29,957	535,138
Deutsche Telekom AG	38,818	709,741
METRO AG	3,037	34,158
Metro Wholesale & Food Specialist AG*	3,037	61,352
Scout24 AG1	9,187	350,194
TUI AG	3,482	54,716
Total Germany common stocks		2,120,448
Hong Kong—0.60%
Hang Lung Group Ltd.	22,000	83,654
New World Development Co. Ltd.	1,205,000	1,629,129
Sun Hung Kai Properties Ltd.	8,000	123,931
The Wharf Holdings Ltd.	162,000	1,378,207
Wheelock & Co. Ltd.	106,000	799,329
Total Hong Kong common stocks		4,014,250
Ireland—0.56%
Allegion PLC[2]	9,611	780,798
CRH PLC	19,559	687,557
Glanbia PLC	27,654	572,894
Ryanair Holdings PLC, ADR*	4,141	469,299
Seagate Technology PLC[2]	37,293	1,229,177
Total Ireland common stocks		3,739,725
Isle Of Man—0.02%
Genting Singapore PLC	125,200	107,632
Israel—0.05%
Caesarstone Ltd.*,2	9,260	325,026
Italy—0.21%
Banco BPM SpA*	32,620	119,322
Intesa Sanpaolo SpA	166,970	575,584
UniCredit SpA*	29,460	580,316
Unione di Banche Italiane SpA	19,968	96,585
Total Italy common stocks		1,371,807
Japan—2.74%
Asahi Group Holdings Ltd.	11,726	478,528
Benesse Holdings, Inc.	5,800	222,278
Brother Industries Ltd.	29,600	757,150
Canon, Inc.	12,800	445,495
Dainippon Pharmaceutical Co. Ltd.	21,100	296,275
DeNa Co. Ltd.	19,900	437,730
Hitachi High-Technologies Corp.	3,500	129,212
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Hitachi Ltd.	44,000	$303,165
Idemitsu Kosan Co. Ltd.	1,800	43,708
JXTG Holdings, Inc.	80,650	358,607
KDDI Corp.	74,900	1,983,836
Komatsu Ltd.	28,470	765,561
Konica Minolta, Inc.	22,100	183,223
Mitsubishi Gas Chemical Co., Inc.	17,500	405,891
Mitsubishi Tanabe Pharma Corp.	13,500	321,933
Mitsui Chemicals, Inc.	10,000	57,145
Mitsui Fudosan Co. Ltd.	22,093	507,911
Mixi, Inc.	25,000	1,376,480
Nippon Electric Glass Co. Ltd.	3,800	134,773
Nippon Express Co. Ltd.	15,000	95,923
NTT DOCOMO, Inc.	67,900	1,578,554
Oracle Corp. Japan	1,100	73,935
Osaka Gas Co. Ltd.	51,000	204,241
Resorttrust, Inc.	10,732	198,003
Seiko Epson Corp.	85,400	2,254,972
Shionogi & Co. Ltd.	10,883	582,032
Start Today Co. Ltd.	34,100	963,504
Tokyo Electron Ltd.	17,300	2,444,079
Trend Micro, Inc.	1,200	60,084
Yamaha Corp.	17,846	631,316
Total Japan common stocks		18,295,544
Jersey—0.18%
Glencore PLC*	80,566	355,198
Shire PLC	15,285	859,317
Total Jersey common stocks		1,214,515
Netherlands—0.74%
ABN AMRO Group N.V.[1]	4,649	131,588
Airbus SE	31,545	2,636,415
ASML Holding N.V.	4,116	624,414
ASR Nederland N.V.	16,957	641,355
ING Groep N.V.	29,857	558,977
Philips Lighting N.V.[1]	7,550	286,900
STMicroelectronics N.V.	5,255	89,767
Total Netherlands common stocks		4,969,416
Norway—0.14%
Marine Harvest ASA*	50,628	943,297
Portugal—0.06%
Galp Energia, SGPS SA	25,358	406,455
Singapore—0.12%
Broadcom Ltd.	3,175	783,146
South Korea—0.19%
KT Corp., ADR	31,992	581,935
Samsung Electronics Co. Ltd.	317	682,695
Total South Korea common stocks		1,264,630
Spain—0.67%
Banco Bilbao Vizcaya Argentaria SA	51,962	470,633
Banco de Sabadell SA	39,601	88,743

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
Spain—(concluded)
Banco Santander SA	121,926	$833,396
Bankia SA	23,388	118,555
CaixaBank SA	48,204	251,994
Cellnex Telecom SA1	54,178	1,218,583
Gas Natural SDG SA	64,849	1,519,244
Total Spain common stocks		4,501,148
Sweden—0.35%
Industrivarden AB, C Shares	21,523	522,494
Lundin Petroleum AB*	13,364	304,066
Nordea Bank AB	55,922	705,796
Securitas AB, Class B	33,465	557,487
Swedbank AB, A Shares	10,309	269,159
Total Sweden common stocks		2,359,002
Switzerland—0.10%
Credit Suisse Group AG*	27,231	419,047
Roche Holding AG	857	217,053
Total Switzerland common stocks		636,100
United Kingdom—0.41%
Babcock International Group PLC	28,763	320,487
Carnival PLC	2,591	175,030
GlaxoSmithKline PLC	30,950	618,453
OM Asset Management PLC	45,265	682,143
Prudential PLC	23,420	571,039
Royal Dutch Shell PLC	3,939	111,842
Tullow Oil PLC*	126,843	281,327
Total United Kingdom common stocks		2,760,321
United States—24.25%
AbbVie, Inc.[2]	38,808	2,713,067
Activision Blizzard, Inc.	6,787	419,301
Acuity Brands, Inc.	4,167	844,443
Advanced Disposal Services, Inc.*,2	20,330	491,579
Affiliated Managers Group, Inc.[2]	5,483	1,018,906
AGNC Investment Corp.[2]	135,803	2,876,308
Align Technology, Inc.*,2	8,707	1,456,072
Alphabet, Inc., Class A*,2	1,681	1,589,386
Alphabet, Inc., Class C*,2	3,272	3,044,596
Altria Group, Inc.	11,796	766,386
Amazon.com, Inc.*,2	250	246,945
American International Group, Inc.	6,476	423,854
American Tower Corp.	6,477	883,009
Amgen, Inc.[2]	16,727	2,919,029
Annaly Capital Management, Inc.[2]	235,514	2,833,233
Apple, Inc.	9,047	1,345,560
Bank of America Corp.[2]	204,555	4,933,867
Bank of the Ozarks, Inc.[2]	21,101	910,508
BankUnited, Inc.[2]	10,877	374,386
BB&T Corp.	11,723	554,732
Becton, Dickinson and Co.[2]	17,942	3,613,519
Berkshire Hathaway, Inc., Class B*,2	16,758	2,932,147
Biogen, Inc.*,2	5,627	1,629,523
BMC Stock Holdings, Inc.*,2	68,381	1,504,382
Boston Scientific Corp.*,2	57,048	1,518,618
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
C.R. Bard, Inc.[2]	7,185	$2,303,511
CA, Inc.[2]	50,028	1,552,869
CarMax, Inc.*,2	18,059	1,196,409
Carrols Restaurant Group, Inc.*,2	46,862	571,716
Cavium, Inc.*	3,802	235,496
Celgene Corp.*	5,860	793,503
Centene Corp.*,2	17,509	1,390,565
Cigna Corp.	4,934	856,345
Cimarex Energy Co.[2]	3,690	365,421
Citigroup, Inc.[2]	28,822	1,972,866
Citizens Financial Group, Inc.	8,804	308,844
Citrix Systems, Inc.*	637	50,310
Cognizant Technology Solutions Corp., Class A2	31,897	2,211,100
Comcast Corp., Class A	19,988	808,515
Comerica, Inc.	2,129	153,948
Concho Resources, Inc.*	3,118	406,151
ConocoPhillips	3,825	173,540
Constellation Brands, Inc., Class A2	9,088	1,757,165
Convergys Corp.	13,838	331,697
CSX Corp.[2]	53,872	2,658,045
D.R. Horton, Inc.[2]	30,196	1,077,695
Darden Restaurants, Inc.[2]	26,292	2,205,373
Dell Technologies, Inc., Class V*	9,396	603,881
Devon Energy Corp.[2]	18,526	617,101
Discovery Communications, Inc., Class A*	17,285	425,211
DISH Network Corp., Class A*,2	11,199	717,072
Dollar Tree, Inc.*	12,154	876,060
E*TRADE Financial Corp.*,2	36,705	1,504,905
eBay, Inc.*	23,769	849,266
Electronic Arts, Inc.*	2,667	311,346
Equinix, Inc.	1,485	669,334
Express Scripts Holding Co.*,2	30,149	1,888,533
Facebook, Inc., Class A*	5,974	1,011,100
Farmer Brothers Co.*,2	8,270	257,611
FedEx Corp.[2]	14,834	3,085,917
Fifth Third Bancorp	11,808	315,274
First Republic Bank	5,278	529,542
FleetCor Technologies, Inc.*	1,956	297,429
Foot Locker, Inc.	5,661	267,143
Fortune Brands Home & Security, Inc.[2]	18,815	1,235,581
Gilead Sciences, Inc.[2]	40,123	3,052,959
Granite Construction, Inc.[2]	7,640	374,513
Halliburton Co.	29,712	1,260,977
Hanesbrands, Inc.	12,248	280,724
Hess Corp.	11,427	508,959
HP, Inc.[2]	109,724	2,095,728
Humana, Inc.[2]	10,703	2,474,534
Huntington Bancshares, Inc.	17,746	235,135
Intel Corp.[2]	14,564	516,585
Intercontinental Exchange, Inc.	5,218	348,093
Johnson & Johnson[2]	25,352	3,364,717
JPMorgan Chase & Co.[2]	49,583	4,551,719
Juniper Networks, Inc.[2]	49,956	1,396,270
KAR Auction Services, Inc.	11,961	502,840
KeyCorp[2]	24,954	450,170

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Lennar Corp., Class A2	20,310	$1,065,056
Louisiana-Pacific Corp.*,2	21,804	547,498
M&T Bank Corp.	1,946	317,490
MasterCard, Inc., Class A2	12,761	1,630,856
Maxim Integrated Products, Inc.[2]	3,692	167,764
McDonald's Corp.[2]	8,005	1,241,896
McKesson Corp.	2,371	383,794
Merck & Co., Inc.[2]	53,551	3,420,838
Micron Technology, Inc.*,2	39,094	1,099,323
Mohawk Industries, Inc.*	1,560	388,424
Mueller Water Products, Inc., Class A2	32,547	377,545
NetApp, Inc.[2]	114,286	4,962,298
Newell Brands, Inc.	14,919	786,530
Norfolk Southern Corp.	3,146	354,177
Nuance Communications, Inc.*,2	121,020	2,093,646
Oracle Corp.	10,495	524,015
Owens Corning[2]	6,330	424,427
Palo Alto Networks, Inc.*,2	8,561	1,128,169
Parsley Energy, Inc., Class A*	7,329	214,593
People's United Financial, Inc.	4,418	77,050
Pitney Bowes, Inc.	43,072	677,953
PPG Industries, Inc.[2]	9,440	993,560
Prudential Financial, Inc.	696	78,808
PTC, Inc.*	4,691	258,896
Raytheon Co. [2]	5,207	894,406
Regions Financial Corp.	16,255	237,323
Salesforce.com, Inc.*	3,918	355,754
SM Energy Co.[2]	3,908	67,960
SunTrust Banks, Inc.	8,207	470,179
Synopsys, Inc.*,2	25,691	1,967,160
The Charles Schwab Corp.	12,119	519,905
The Chemours Co.[2]	34,829	1,658,209
The Estee Lauder Cos., Inc., Class A	5,277	522,370
The Home Depot, Inc.	3,177	475,279
The Kraft Heinz Co.	10,346	904,861
The PNC Financial Services Group, Inc.[2]	13,119	1,689,727
The Sherwin-Williams Co.[2]	14,365	4,844,884
Torchmark Corp.	3,821	301,744
TRI Pointe Group, Inc.*,2	68,160	906,528
Union Pacific Corp. [2]	12,958	1,334,156
United Therapeutics Corp.*,2	12,595	1,617,198
UnitedHealth Group, Inc.[2]	14,687	2,817,113
Universal Forest Products, Inc.[2]	3,050	255,743
Universal Health Services, Inc., Class B2	13,838	1,533,666
US Bancorp	14,780	780,088
Varian Medical Systems, Inc.*,2	21,444	2,082,641
Verint Systems, Inc.*,2	17,766	704,422
Visteon Corp.*	5,502	613,693
VMware, Inc., Class A*,2	20,649	1,914,369
Wells Fargo & Co.	29,587	1,595,923
Western Alliance Bancorp*	7,095	357,446
Western Digital Corp.[2]	34,587	2,944,045
World Wrestling Entertainment, Inc., Class A	15,938	337,248
Xerox Corp.[2]	67,410	2,067,465
	Number of shares		Value
Common stocks—(concluded)
United States—(concluded)
Zions Bancorp.		3,521	$159,572
Total United States common stocks			162,246,352
Total common stocks (cost—$243,878,989)			270,079,114
Preferred stock—0.13%
Germany—0.04%
Schaeffler AG		18,252	254,743
Italy—0.09%
Intesa Sanpaolo SpA		44,684	142,662
Telecom Italia SpA		569,210	467,302
Total preferred stocks (cost—$832,230)			864,707
	Number of warrants
Warrant—0.00%†
Canada—0.00%†
Delphi Energy Corp. expiring 07/15/21*,2 (cost—$3,819)		9,900	2,541
	Number of shares
Investment companies—10.55%
AQR Style Premia Alternative Fund		2,586,420	26,769,449
ASG Managed Futures Strategy Fund		708,716	6,987,940
Boyd Group Income Fund[2]		6,790	516,568
Crius Energy Trust[2]		48,000	375,761
iShares MSCI Emerging Markets Small-Cap ETF		83,831	4,061,612
Richards Packaging Income Fund[2]		19,290	427,034
Scout Unconstrained Bond Fund		2,265,345	26,821,689
SPDR S&P Emerging Markets SmallCap ETF		88,983	4,285,421
VanEck Vectors Junior Gold Miners ETF[2]		9,479	318,684
Total investment companies (cost—$68,219,275)			70,564,158
	Face amount
US government obligations—6.96%
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 02/15/43	USD	1,415,705	1,300,257
0.750%, due 02/15/42	USD	1,374,390	1,306,366
0.750%, due 02/15/45	USD	2,047,342	1,919,164
0.875%, due 02/15/47	USD	388,898	376,882
1.000%, due 02/15/46	USD	1,308,608	1,305,258
1.375%, due 02/15/44	USD	1,424,931	1,548,516
1.750%, due 01/15/28	USD	941,537	1,055,338
2.125%, due 02/15/40	USD	10,931,857	13,593,874
2.125%, due 02/15/41	USD	997,945	1,245,989
2.500%, due 01/15/29	USD	779,657	942,663
3.375%, due 04/15/32	USD	357,369	493,338
3.625%, due 04/15/28	USD	1,461,635	1,917,651
3.875%, due 04/15/29[2]	USD	1,670,277	2,276,493

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
US government obligations—(concluded)
US Treasury Inflation Index Notes (TIPS) 0.625%, due 01/15/26	USD	17,097,004	$17,304,066
Total US government obligations (cost—$47,561,997)			46,585,855
Corporate notes—2.20%
Australia—0.08%
APT Pipelines Ltd. 2.000%, due 03/22/27[4]	EUR	100,000	120,631
National Australia Bank Ltd. 2.000%, due 11/12/24[4,5]	EUR	100,000	121,640
Santos Finance Ltd. 8.250%, due 09/22/70[5]	EUR	50,000	59,634
Scentre Group Trust 2 3.250%, due 09/11/23[4]	EUR	200,000	268,636
Total Australia corporate notes			570,541
Austria—0.02%
UniCredit Bank Austria AG 2.500%, due 05/27/19[4]	EUR	100,000	123,444
Belgium—0.09%
Anheuser-Busch InBev SA 1.500%, due 03/17/25[4]	EUR	100,000	123,731
2.000%, due 03/17/28[4]	EUR	395,000	494,060
Total Belgium corporate notes			617,791
Canada—0.48%
Delphi Energy Corp. 10.000%, due 07/15/21[1,2,4]	CAD	610,000	494,312
Element Fleet Management Corp. 5.125%, due 06/30/19[1,2]	CAD	1,426,318	1,144,029
Extendicare, Inc. 6.000%, due 09/30/19[2]	CAD	396,000	322,390
Great-West Lifeco, Inc. 2.500%, due 04/18/23[4]	EUR	150,000	194,964
Just Energy Group, Inc. 6.750%, due 12/31/21[2]	CAD	284,000	231,779
Liquor Stores NA Ltd. 4.700%, due 01/31/22[2]	CAD	480,300	391,020
Tricon Capital Group, Inc. 5.750%, due 03/31/22[1,2]	USD	441,000	473,722
Total Canada corporate notes			3,252,216
Cayman Islands—0.04%
CK Hutchison Finance 16 Ltd. 1.250%, due 04/06/23[4]	EUR	100,000	119,853
Hutchison Whampoa Finance 14 Ltd. 1.375%, due 10/31/21[4]	EUR	100,000	122,523
Total Cayman Islands corporate notes			242,376
Denmark—0.01%
DONG Energy A/S 6.250%, 06/26/3013[4,5]	EUR	54,000	75,975
	Face amount		Value
Corporate notes—(continued)
France—0.28%
APRR SA 1.125%, due 01/15/21[4]	EUR	100,000	$122,009
BNP Paribas SA 2.875%, due 09/26/23	EUR	42,000	56,633
BPCE SA 1.125%, due 12/14/22[4]	EUR	100,000	123,422
Credit Logement SA 0.819%, due 09/16/17[4,5,6]	EUR	100,000	99,497
Electricite de France SA 4.125%, due 01/22/22[4,5,6]	EUR	100,000	125,923
Holding d'Infrastructures de Transport SAS 2.250%, due 03/24/25[4]	EUR	100,000	127,827
Infra Foch SAS 1.250%, due 10/16/20[4]	EUR	100,000	121,774
Lagardere SCA 4.125%, due 10/31/17[4]	EUR	100,000	119,593
Orange SA 5.250%, due 02/07/24[4,5,6]	EUR	100,000	135,107
Societe Fonciere Lyonnaise SA 1.875%, due 11/26/21[4]	EUR	100,000	124,659
Societe Generale SA 9.375%, due 09/04/19[4,5,6]	EUR	50,000	69,430
Transport et Infrastructures Gaz France SA 2.200%, due 08/05/25[4]	EUR	200,000	252,617
4.339%, due 07/07/21[4]	EUR	100,000	135,881
Veolia Environnement SA 1.590%, due 01/10/28[4]	EUR	100,000	120,853
4.625%, due 03/30/27[4]	EUR	100,000	155,344
Total France corporate notes			1,890,569
Germany—0.04%
Aareal Bank AG 4.250%, due 03/18/26[5]	EUR	35,000	45,300
Commerzbank AG 7.750%, due 03/16/21	EUR	100,000	145,435
Deutsche Bank AG 5.000%, due 06/24/20[4]	EUR	50,000	65,987
Total Germany corporate notes			256,722
Ireland—0.11%
ESB Finance Ltd. 3.494%, due 01/12/24[4]	EUR	150,000	206,194
FCA Bank SpA 2.000%, due 10/23/19[4]	EUR	100,000	123,185
4.000%, due 10/17/18[4]	EUR	100,000	124,148
GE Capital European Funding Unlimited Co. 2.625%, due 03/15/23[4]	EUR	100,000	132,156
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[4]	EUR	100,000	135,515
Total Ireland corporate notes			721,198

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Corporate notes—(continued)
Italy—0.09%
Intesa Sanpaolo SpA 1.125%, due 03/04/22[4]	EUR	100,000	$121,080
4.375%, due 10/15/19[4]	EUR	200,000	259,450
UniCredit SpA 3.625%, due 01/24/19[4]	EUR	100,000	124,854
5.650%, due 08/24/18	EUR	70,000	87,838
Total Italy corporate notes			593,222
Japan—0.03%
Sumitomo Mitsui Banking Corp. 1.000%, due 01/19/22[4]	EUR	150,000	181,486
Luxembourg—0.02%
Glencore Finance Europe SA 4.625%, due 04/03/18[4,7]	EUR	100,000	122,027
Mexico—0.04%
America Movil SAB de CV 4.750%, due 06/28/22	EUR	100,000	141,828
Petroleos Mexicanos 3.125%, due 11/27/20[4]	EUR	100,000	125,187
Total Mexico corporate notes			267,015
Netherlands—0.13%
Cooperatieve Rabobank UA 2.500%, due 05/26/26[4,5]	EUR	300,000	375,344
Deutsche Annington Finance BV 4.000%, due 12/17/21[4,5,6]	EUR	100,000	127,855
JAB Holdings BV 2.125%, due 09/16/22[4]	EUR	100,000	127,555
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[4]	EUR	100,000	113,865
Volkswagen International Finance N.V. 3.250%, due 01/21/19[4]	EUR	35,000	43,391
3.500%, due 03/20/30[4,5,6]	EUR	105,000	115,387
Total Netherlands corporate notes			903,397
Norway—0.05%
DNB Bank ASA 3.000%, due 09/26/23[4,5]	EUR	200,000	244,358
Statkraft AS 2.500%, due 11/28/22[4]	EUR	100,000	130,642
Total Norway corporate notes			375,000
Spain—0.02%
Ferrovial Emisiones SA 3.375%, due 01/30/18[4]	EUR	100,000	120,391
Sweden—0.03%
Nordea Bank AB 1.000%, due 02/22/23[4]	EUR	150,000	182,504
Switzerland—0.03%
Credit Suisse AG 1.125%, due 09/15/20[4]	EUR	150,000	183,413
	Face amount		Value
Corporate notes—(continued)
United Arab Emirates—0.02%
Emirates Telecommunications Group Co. PJSC 2.750%, due 06/18/26[4]	EUR	100,000	$130,255
United Kingdom—0.30%
Aviva PLC 3.375%, due 12/04/45[4,5]	EUR	100,000	125,639
Babcock International Group PLC 1.750%, due 10/06/22[4]	EUR	100,000	123,167
Barclays Bank PLC 6.000%, due 01/14/21[4]	EUR	50,000	69,497
BP Capital Markets PLC 1.573%, due 02/16/27[4]	EUR	100,000	121,102
Brambles Finance PLC 4.625%, due 04/20/18[4]	EUR	100,000	122,332
Coventry Building Society 2.500%, due 11/18/20[4]	EUR	100,000	126,760
FCE Bank PLC 1.875%, due 06/24/21[4]	EUR	100,000	124,596
G4S International Finance PLC 2.625%, due 12/06/18[4]	EUR	100,000	122,487
HSBC Holdings PLC 1.500%, due 03/15/22[4]	EUR	200,000	248,104
6.375%, due 10/18/22[5]	GBP	50,000	66,641
Imperial Brands Finance PLC 5.000%, due 12/02/19[4]	EUR	200,000	263,536
Leeds Building Society 2.625%, due 04/01/21[4]	EUR	100,000	127,200
Lloyds Bank PLC 7.625%, due 04/22/25[4]	GBP	35,000	62,981
10.375%, due 02/12/24[4,5]	EUR	35,000	47,768
Santander UK PLC 0.875%, due 01/13/20[4]	EUR	100,000	120,894
Yorkshire Building Society 2.125%, due 03/18/19[4]	EUR	100,000	122,562
Total United Kingdom corporate notes			1,995,266
United States—0.29%
AT&T, Inc. 2.500%, due 03/15/23	EUR	100,000	128,815
2.750%, due 05/19/23	EUR	100,000	130,926
Bank of America Corp. 1.375%, due 09/10/21[4]	EUR	100,000	122,914
1.625%, due 09/14/22[4]	EUR	100,000	123,635
Barclays Bank PLC 10.000%, due 05/21/21[4]	GBP	50,000	84,946
Citigroup, Inc. 1.375%, due 10/27/21[4]	EUR	120,000	147,979
JPMorgan Chase & Co. 1.500%, due 10/26/22[4]	EUR	300,000	372,079
Merck & Co., Inc. 1.875%, due 10/15/26	EUR	100,000	127,463
Metropolitan Life Global Funding I 0.875%, due 01/20/22[4]	EUR	100,000	120,861
Morgan Stanley 1.875%, due 03/30/23	EUR	100,000	124,874

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Face amount		Value
Corporate notes—(concluded)
United States—(concluded)
Philip Morris International, Inc. 1.875%, due 03/03/21	EUR	100,000	$125,311
Wells Fargo & Co. 1.500%, due 09/12/22[4]	EUR	150,000	185,958
2.250%, due 05/02/23[4]	EUR	100,000	128,592
Total United States corporate notes			1,924,353
Total corporate notes (cost—$14,140,906)			14,729,161
Non-US government obligations—0.59%
Germany—0.15%
Bundesrepublik Deutschland 0.250%, due 02/15/27[4]	EUR	200,000	231,716
0.500%, due 02/15/26[4]	EUR	656,000	788,222
Total Germany			1,019,938
Indonesia—0.44%
Indonesia Treasury Bond 8.250%, due 07/15/21	IDR	37,500,000,000	2,948,158
Total non-US government obligations (cost—$3,874,448)			3,968,096
Certificates of deposit—2.24%
Belgium—0.60%
Sumitomo Mitsui Banking Corp. 1.240%, due 08/07/17	USD	2,500,000	2,500,000
1.240%, due 08/18/17	USD	1,500,000	1,500,000
Total Belgium			4,000,000
Venezuela—1.64%
National Bank of Abu Dhabi 1.400%, due 10/10/17	USD	3,500,000	3,500,000
Credit Suisse AG 0.010%, due 09/12/17	USD	3,000,000	2,996,904
1.450%, due 01/05/18	USD	2,500,000	2,500,000
Industrial & Commercial Bank 2.000%, due 09/27/17	USD	2,000,000	2,000,000
Total Venezuela			10,996,904
Total certificates of deposit (cost—$14,995,465)			14,996,904
Time deposits—5.24%
Agence Centrale Organismes 1.119%, due 08/03/17	USD	3,000,000	2,999,814
Bank Nederlandse Gemeenten 1.065%, due 08/21/17	USD	3,500,000	3,497,937
BNP Paribas London 1.170%, due 08/01/17	USD	2,726,581	2,726,581
DZ Bank AG 1.170%, due 08/01/17	USD	3,648,334	3,648,334
KBC Bank N.V. 1.100%, due 08/01/17	USD	2,704,479	2,704,479
Landeskreditbank Baden Wurtt 1.110%, due 08/24/17	USD	2,000,000	1,998,586
Nationwide Building Society 1.240%, due 08/14/17	USD	3,500,000	3,498,439
	Face amount		Value
Time deposits—(concluded)
Natixis 1.370%, due 11/13/17	USD	3,000,000	$3,000,000
Nordea Bank AB 1.180%, due 08/21/17	USD	3,500,000	3,497,708
Nordea Bank AB 1.140%, due 09/11/17	USD	2,500,000	2,496,764
OP Corporate Bank PLC 1.370%, due 10/31/17	USD	2,500,000	2,491,372
Skandinaviska Enskilda Banken AB 1.165%, due 08/10/17	USD	2,500,000	2,499,273
Total time deposits (cost—$35,059,287)			35,059,287
Short-term US government obligations[8]—14.24%
US Treasury Bills 0.679%, due 08/10/17	USD	6,751,000	6,749,458
0.714%, due 08/17/17	USD	9,404,000	9,400,064
0.773%, due 08/03/17	USD	3,700,000	3,699,808
0.833%, due 08/31/17[2]	USD	3,000,000	2,997,570
0.900%, due 09/07/17[2]	USD	3,000,000	2,997,018
0.905%, due 09/28/17	USD	20,265,000	20,233,164
0.910%, due 10/05/17	USD	23,884,000	23,839,050
0.930%, due 09/21/17[2]	USD	7,000,000	6,990,431
0.955%, due 10/26/17	USD	1,121,000	1,118,148
0.980%, due 10/19/17	USD	6,933,000	6,916,513
0.990%, due 10/12/17	USD	4,853,000	4,842,469
1.014%, due 11/09/17[2]	USD	5,500,000	5,483,808
Total short-term US government obligations (cost—$95,280,032)			95,267,501
Repurchase agreement—23.35%
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $153,013,285 US Treasury Notes, 2.000% to 3.500% due 05/15/20 to 08/31/21; (value—$159,356,656); proceeds: $156,232,217 (cost—$156,232,000)	USD	156,232,000	156,232,000
	Number of contracts/ Notional amount
Options purchased—0.44%
Call options—0.36%
Euro STOXX 50 Index, strike @ 3,900, expires 09/15/17		1,265	2,995
Euro STOXX 50 Index, strike @ 3,950, expires 09/15/17		1,030	2,438
Euro STOXX 50 Index, strike @ 3,950, expires 12/15/17		1,030	18,290
Euro STOXX Banks Index, strike @ 155, expires 09/15/17		2,350	13,910
Euro STOXX Banks Index, strike @ 155, expires 12/15/17		2,350	132,142
FTSE 100 Index Futures, strike @ 7,000, expires 12/21/18		67	431,833

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Number of contracts/ Notional amount		Value
Options purchased—(concluded)
Call options—(concluded)
Kospi 200 Index, strike @ 308, expires 09/14/17	KRW	17,870,000	$152,493
S&P 500 Index, strike @ 2,300, expires 12/21/18		39	1,020,240
S&P 500 Index, strike @ 2,525, expires 09/15/17		58	25,288
S&P 500 Index, strike @ 2,600, expires 12/21/18		74	630,480
			2,430,109
Put options—0.08%
Euro STOXX 50 Index, strike @ 3,000, expires 12/21/18		150	255,701
Euro STOXX 50 Index, strike @ 3,400, expires 12/15/17		181	220,910
Swiss Market Index, strike @ 8,796, expires 09/15/17		102	6,812
Swiss Market Index, strike @ 8,796, expires 09/16/17		103	7,059
			490,482
Total options purchased (cost—$4,632,832)			2,920,591
	Notional amount
Swaptions purchased[9]—0.37%
Call swaptions—0.08%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	USD	14,300,000	545,613
Put swaptions—0.29%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.850%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46	USD	32,700,000	1,917,942
Total swaptions purchased (cost—$2,683,490)			2,463,555
Foreign exchange options purchased—0.69%
Call options—0.47%
USD Call/SAR Put, strike @ 3.82, expires 02/12/19	USD	16,350,000	279,601
USD Call/JPY Put, strike @ 96.00, expires 04/21/22	USD	2,535,585	233,981
USD Call/JPY Put, strike @ 96.50, expires 04/22/22	USD	2,535,585	227,493
USD Call/JPY Put, strike @ 98.90, expires 05/06/22	USD	1,040,000	81,249
USD Call/JPY Put, strike @ 100.04, expires 05/10/22	USD	1,488,830	108,838
USD Call/NZD Put, strike @ 1.78, expires 01/02/18	EUR	3,800,000	11,764
USD Call/JPY Put, strike @ 140.80, expires 01/02/18	EUR	4,200,000	19,102
	Notional amount		Value
Foreign exchange options purchased—(concluded)
Call options—(concluded)
USD Call/JPY Put, strike @ 98.00, expires 06/02/22	USD	3,026,477	$247,693
USD Call/JPY Put, strike @ 97.50, expires 06/13/22	USD	2,361,761	198,549
USD Call/JPY Put, strike @ 99.00, expires 06/13/22	USD	2,361,762	182,489
USD Call/JPY Put, strike @ 96.90, expires 05/06/21	USD	16,350,000	1,537,292
			3,128,051
Put options—0.22%
USD Put/TRY Call, strike @ 4.00, expires 03/08/19	USD	5,685,000	316,939
USD Put/TRY Call, strike @ 3.90, expires 03/21/19	USD	5,645,000	242,492
USD Put/TRY Call, strike @ 3.90, expires 04/05/19	USD	3,878,000	163,908
USD Put/TRY Call, strike @ 4.00, expires 05/04/20	USD	500,000	20,343
AUD Put/CHF Call, strike @ 0.65, expires 01/02/18	AUD	13,150,000	13,571
GBP Put/SEK Call, strike @ 10.32, expires 01/02/18	GBP	2,800,000	44,413
GBP Put/NOK Call, strike @ 9.88, expires 01/02/18	GBP	3,200,000	28,136
USD Put/JPY Call, strike @ 104.5, expires 12/22/17	USD	62,959,900	548,884
EUR Put/USD Call, strike @ 1.06, expires 08/22/17	EUR	40,630,000	0
USD Put/TRY Call, strike @ 4.00, expires 06/04/20	USD	1,005,000	40,168
USD Put/TRY Call, strike @ 3.80, expires 06/19/19	USD	1,004,465	30,761
USD Put/TRY Call, strike @ 3.80, expires 06/27/19	USD	500,000	15,248
USD Put/TRY Call, strike @ 3.80, expires 07/10/19	USD	1,006,696	30,434
USD Put/TRY Call, strike @ 3.80, expires 07/17/19	USD	502,232	15,118
			1,510,415
Total foreign exchange options purchased (cost—$4,896,207)			4,638,466
Total investments before investments sold short (cost—$692,290,977)—107.37%			718,371,936
	Number of shares
Investments sold short—(14.33)%
Common stocks—(10.05)%
Australia—(0.03)%
BHP Billiton Ltd., ADR		(4,348)	(181,138)
Bermuda—(0.06)%
Signet Jewelers Ltd.		(6,230)	(381,027)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(3.08)%
Agrium, Inc.	(2,931)	$(293,300)
AGT Food & Ingredients, Inc.	(12,617)	(257,349)
Aimia, Inc.	(37,567)	(43,691)
Alimentation Couche-Tard, Inc.	(12,160)	(576,619)
AltaGas Ltd.	(12,900)	(300,267)
ATS Automation Tooling Systems, Inc.	(12,260)	(131,770)
Boardwalk Real Estate Investment Trust	(9,100)	(348,964)
Boralex, Inc., Class A	(15,040)	(268,651)
CAE, Inc.	(30,450)	(516,069)
Canadian National Railway Co.	(3,773)	(298,148)
Canadian Utilities Ltd., Class A	(16,915)	(536,857)
Cardinal Energy Ltd.	(1,540)	(5,744)
CI Financial Corp.	(27,342)	(595,636)
Crescent Point Energy Corp.	(13,600)	(106,902)
CRH Medical Corp.	(24,390)	(80,012)
CT Real Estate Investment Trust	(6,801)	(79,261)
DHX Media Ltd.	(140,110)	(730,471)
Element Fleet Management Corp.	(39,247)	(297,166)
Emera, Inc.	(7,382)	(274,734)
Empire Co. Ltd., Class A	(31,120)	(505,708)
Exchange Income Corp.	(10,960)	(253,528)
Extendicare, Inc.	(23,040)	(175,376)
First Quantum Minerals Ltd.	(9,300)	(102,790)
Genworth MI Canada, Inc.	(20,338)	(593,297)
Gibson Energy, Inc.	(13,520)	(176,001)
Great-West Lifeco, Inc.	(9,873)	(281,758)
Hydro One Ltd.	(25,017)	(448,671)
IGM Financial, Inc.	(23,386)	(787,068)
Intact Financial Corp.	(3,900)	(302,960)
Inter Pipeline Ltd.	(27,850)	(549,963)
International Petroleum Corp.	(11,534)	(40,000)
Just Energy Group, Inc.	(46,930)	(251,824)
Leon's Furniture Ltd.	(17,957)	(259,831)
Linamar Corp.	(4,680)	(256,494)
Medical Facilities Corp.	(25,576)	(267,504)
Metro, Inc.	(18,686)	(632,933)
MTY Food Group, Inc.	(17,580)	(663,577)
National Bank of Canada	(9,746)	(438,932)
Northview Apartment Real Estate Investment Trust	(6,814)	(114,172)
Novagold Resources, Inc.	(109,082)	(486,462)
Points International Ltd.	(7,840)	(64,456)
PrairieSky Royalty Ltd.	(15,100)	(374,972)
Premium Brands Holdings Corp.	(3,838)	(277,149)
Ritchie Bros Auctioneers, Inc.	(13,870)	(391,597)
Rogers Communications, Inc., Class B	(7,910)	(411,314)
Royal Bank of Canada	(3,107)	(231,788)
Russel Metals, Inc.	(16,550)	(331,066)
Shaw Communications, Inc., Class B	(20,383)	(453,846)
Sleep Country Canada Holdings, Inc.	(11,248)	(342,199)
Stantec, Inc.	(7,480)	(190,307)
Stella-Jones, Inc.	(22,716)	(794,946)
Student Transportation, Inc.	(35,231)	(207,416)
Surge Energy, Inc.	(135,690)	(236,172)
TFI International, Inc.	(7,432)	(174,720)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
The Descartes Systems Group, Inc.	(2,780)	$(69,748)
The Jean Coutu Group PJC, Inc., Class A	(25,090)	(418,183)
Thomson Reuters Corp.	(9,410)	(430,969)
TransCanada Corp.	(9,530)	(486,915)
West Fraser Timber Co. Ltd.	(14,116)	(750,098)
WestJet Airlines Ltd.	(31,333)	(624,524)
Winpak Ltd.	(580)	(24,903)
Total Canada common stocks		(20,617,748)
Curacao—(0.29)%
Schlumberger Ltd.	(27,897)	(1,913,734)
Finland—(0.07)%
Nokia OYJ	(76,054)	(484,376)
France—(0.08)%
SFR Group SA	(13,987)	(521,571)
Germany—(0.05)%
Commerzbank AG	(26,229)	(344,033)
Ireland—(0.24)%
Accenture PLC, Class A	(8,619)	(1,110,299)
Weatherford International PLC	(118,317)	(527,694)
Total Ireland common stocks		(1,637,993)
Italy—(0.28)%
Saipem SpA	(198,977)	(814,998)
UniCredit SpA	(52,203)	(1,028,318)
Total Italy common stocks		(1,843,316)
Japan—(0.45)%
Acom Co. Ltd.	(340,300)	(1,450,778)
Don Quijote Holdings Co. Ltd.	(10,500)	(382,398)
Isetan Mitsukoshi Holdings Ltd.	(39,600)	(386,499)
Japan Exchange Group, Inc.	(17,200)	(309,068)
Mitsubishi Estate Co. Ltd.	(27,200)	(494,927)
Total Japan common stocks		(3,023,670)
Luxembourg—(0.10)%
Tenaris SA	(43,123)	(683,546)
Netherlands—(0.02)%
Mylan N.V.	(3,681)	(143,522)
Sweden—(0.22)%
Lundin Petroleum AB	(65,992)	(1,501,490)
United Kingdom—(0.30)%
Liberty Global PLC LiLAC, Class C	(9,544)	(243,563)
Rio Tinto PLC, ADR	(7,939)	(376,150)
Royal Bank of Scotland Group PLC	(420,624)	(1,379,659)
Total United Kingdom common stocks		(1,999,372)
United States—(4.78)%
Armstrong World Industries, Inc.	(6,258)	(303,826)
Ball Corp.	(8,124)	(340,396)
Brinker International, Inc.	(7,184)	(254,816)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Buffalo Wild Wings, Inc.	(857)	$(92,128)
CarMax, Inc.	(3,860)	(255,725)
Caterpillar, Inc.	(2,111)	(240,548)
CF Industries Holdings, Inc.	(39,462)	(1,158,210)
Charter Communications, Inc., Class A	(4,138)	(1,621,724)
Cheniere Energy, Inc.	(36,187)	(1,635,652)
Chico's FAS, Inc.	(13,984)	(127,954)
Continental Resources, Inc.	(28,004)	(936,174)
CPI Card Group, Inc.	(48,860)	(144,137)
Cracker Barrel Old Country Store, Inc.	(1,142)	(177,524)
D.R. Horton, Inc.	(7,820)	(279,096)
Domtar Corp.	(13,300)	(519,498)
Ennis, Inc.	(12,520)	(241,010)
Equinix, Inc.	(5,876)	(2,648,489)
Express, Inc.	(12,639)	(76,592)
Franklin Resources, Inc.	(7,218)	(323,222)
Halliburton Co.	(45,881)	(1,947,190)
Helmerich & Payne, Inc.	(11,636)	(589,014)
Hess Corp.	(21,811)	(971,462)
Insteel Industries, Inc.	(4,219)	(111,044)
KB Home	(13,880)	(318,130)
Legg Mason, Inc.	(13,800)	(552,138)
M&T Bank Corp.	(3,800)	(619,970)
Martin Marietta Materials, Inc.	(225)	(50,947)
Mattel, Inc.	(5,864)	(117,397)
Mercer International, Inc.	(13,918)	(153,098)
Nasdaq, Inc.	(5,575)	(414,613)
National Oilwell Varco, Inc.	(35,114)	(1,148,579)
NIKE, Inc., Class B	(17,590)	(1,038,690)
Nordstrom, Inc.	(4,704)	(228,473)
Palo Alto Networks, Inc.	(4,410)	(581,150)
Parsley Energy, Inc., Class A	(10,616)	(310,836)
Prestige Brands Holdings, Inc.	(2,786)	(149,413)
Ralph Lauren Corp.	(4,960)	(375,224)
Republic Services, Inc.	(2,900)	(186,238)
SBA Communications Corp.	(21,380)	(2,940,819)
TD Ameritrade Holding Corp.	(13,498)	(617,264)
Tesla, Inc.	(4,177)	(1,351,134)
The Boston Beer Co., Inc., Class A	(3,090)	(484,512)
The Charles Schwab Corp.	(17,500)	(750,750)
The Cheesecake Factory, Inc.	(3,863)	(183,802)
The Home Depot, Inc.	(2,360)	(353,056)
The Mosaic Co.	(7,400)	(178,636)
The Williams Cos., Inc.	(6,666)	(211,845)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Tiffany & Co.	(3,974)	$(379,557)
Union Pacific Corp.	(6,280)	(646,589)
Urban Outfitters, Inc.	(13,790)	(270,146)
Vulcan Materials Co.	(750)	(92,340)
Wal-Mart Stores, Inc.	(9,323)	(745,747)
Waste Management, Inc.	(6,520)	(489,978)
WD-40 Co.	(2,005)	(213,833)
Weyerhaeuser Co.	(6,370)	(210,337)
Whirlpool Corp.	(3,130)	(556,764)
Zayo Group Holdings, Inc.	(1,698)	(55,677)
Total United States common stocks		(31,973,113)
Total common stocks (proceeds—$64,113,861)		(67,249,649)
Investment companies—(4.28)%
Consumer Discretionary Select Sector SPDR Fund	(13,310)	(1,216,002)
Consumer Staples Select Sector SPDR Fund	(23,981)	(1,326,629)
Health Care Select Sector SPDR Fund	(9,557)	(763,509)
Industrial Select Sector SPDR Fund	(28,235)	(1,928,733)
iShares Core S&P/TSX Capped Composite Index ETF	(146,514)	(2,823,927)
iShares iBoxx $ Investment Grade Corporate Bond ETF	(7,641)	(925,401)
iShares Russell 2000 ETF	(14,452)	(2,045,103)
iShares S&P/TSX 60 Index ETF	(166,846)	(3,004,366)
iShares S&P/TSX Capped Energy Index ETF	(30,144)	(273,212)
Powershares QQQ Trust, Series 1	(6,079)	(870,695)
SPDR Bloomberg Barclays High Yield Bond ETF	(37,956)	(1,419,554)
SPDR S&P Oil & Gas Exploration & Production ETF	(31,662)	(1,029,648)
SPDR S&P500 ETF Trust	(30,314)	(7,480,586)
Technology Select Sector SPDR Fund	(61,214)	(3,498,992)
Total investment companies (proceeds—$26,078,801)		(28,606,357)
Total investments sold short (proceeds—$90,192,662)		(95,856,006)
Other assets in excess of liabilities—6.96%		46,542,068
Net assets—100.00%		$669,057,998

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 260.

Aggregate cost for federal income tax purposes before investments sold short was $694,036,722; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$32,757,029
Gross unrealized depreciation	(8,421,815)
Net unrealized appreciation	$24,335,214

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Options written

Number of contracts		Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
	1,265	Euro STOXX 50 Index, strike @ 4,000	09/15/17	$76,147	$(1,498)	$74,649
	1,030	Euro STOXX 50 Index, strike @ 4,100	09/15/17	30,490	(1,219)	29,271
	1,030	Euro STOXX 50 Index, strike @ 4,100	12/15/17	111,020	(3,658)	107,362
	2,350	Euro STOXX Banks Index, strike @ 160	09/15/17	83,603	(6,955)	76,648
	2,350	Euro STOXX Banks Index, strike @ 160	12/15/17	182,081	(69,548)	112,533
	6	S&P 500 Index, strike @ 2,475	09/15/17	14,389	(14,389)	—
	58	S&P 500 Index, strike @ 2,650	09/15/17	3,408	(1,740)	1,668
	102	Swiss Market Index, strike @ 8,796	09/15/17	23,377	(33,056)	(9,679)
	103	Swiss Market Index, strike @ 8,796	09/16/17	23,593	(33,560)	(9,967)
				$548,108	$(165,623)	$382,485
Number of contracts/ Notional amount		Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
	6	S&P 500 Index, strike @ 2,475	09/15/17	$18,529	$(18,529)	$—
KRW	17,870,000	Kospi 200 Index, strike @ 308	09/14/17	127,841	(40,653)	87,188
				$146,370	$(59,182)	$87,188
				$694,478	$(224,805)	$469,673

Options written activity for the year ended July 31, 2017 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2016	367	$683,064
Options written	17,242	3,882,334
Options exercised	—	—
Options terminated in closing purchase transactions	(8,941)	(3,639,399)
Options expired prior to exercise	(368)	(359,362)
Options outstanding at July 31, 2017	8,300	$566,637

Options written activity for the year ended July 31, 2017 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2016	—	$—
Options written	35,740,000	206,206
Options exercised	—	—
Options terminated in closing purchase transactions	(17,870,000)	(78,365)
Options expired prior to exercise	—	—
Options outstanding at July 31, 2017	17,870,000	$127,841

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Foreign exchange options written activity for the year ended July 31, 2017 was as follows:

Premiums received
Foreign exchange options written outstanding at July 31, 2016	$478,851
Foreign exchange options written	581,089
Foreign exchange options assigned	(258,209)
Foreign exchange options terminated in closing purchase transactions	(801,731)
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at July 31, 2017	$—

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
7	AUD	ASX SPI 200 Index Futures	September 2017	$797,897	$792,540	$(5,357)
10	CAD	S&P TSX 60 Index Futures	September 2017	1,447,732	1,426,749	(20,983)
14	CHF	Swiss Market Index Futures*	September 2017	1,306,976	1,308,134	1,158
8	EUR	Amsterdam Index Futures	August 2017	979,234	988,521	9,287
37	EUR	CAC 40 Index Futures	August 2017	2,270,423	2,229,451	(40,972)
2	EUR	DAX Index Futures	September 2017	753,811	716,761	(37,050)
347	EUR	EURO STOXX 50 Index Futures	September 2017	14,588,833	14,159,543	(429,290)
4	EUR	FTSE MIB Index Futures	September 2017	500,381	508,561	8,180
11	EUR	IBEX 35 Index Futures	August 2017	1,373,765	1,367,185	(6,580)
22	GBP	FTSE 100 Index Futures	September 2017	2,166,885	2,121,860	(45,025)
4	HKD	Hang Seng Index Futures	August 2017	686,798	697,189	10,391
1	HKD	Hang Seng Index Futures*	August 2017	171,468	174,297	2,829
11	HKD	Hang Seng Index Futures**	August 2017	1,890,864	1,917,268	26,404
8	HKD	Hang Seng Index Futures	August 2017	553,058	554,770	1,712
7	HKD	Hang Seng Index Futures*	August 2017	483,948	485,424	1,476
16	HKD	Hang Seng Index Futures**	August 2017	1,107,189	1,109,541	2,352
21	JPY	NIKKEI 225 Index Futures	September 2017	3,827,774	3,798,267	(29,507)
42	JPY	TOPIX Index Futures	September 2017	6,107,980	6,169,804	61,824
9	KRW	Kospi 200 Index Futures	September 2017	619,485	633,149	13,664
12	KRW	Kospi 200 Index Futures*	September 2017	826,919	844,198	17,279
22	KRW	Kospi 200 Index Futures **	September 2017	1,514,004	1,547,697	33,693
49	SEK	OMX 30 Index Futures	August 2017	979,726	937,663	(42,063)
31	SEK	OMX 30 Index Futures*	August 2017	619,091	593,215	(25,876)
1	SGD	MSCI Singapore Index Futures	August 2017	27,344	27,188	(156)
4	SGD	MSCI Singapore Index Futures**	August 2017	108,778	108,756	(22)
11	TWD	Taiex Futures Index Futures*	August 2017	752,363	754,450	2,087
31	USD	Dow Jones E-Mini Index Futures	September 2017	3,289,540	3,385,510	95,970
135	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2017	6,819,416	7,185,375	365,959
13	USD	MSCI EAFE Mini Index Futures	September 2017	1,238,617	1,260,285	21,668
33	USD	MSCI Emerging Markets Index Futures	September 2017	1,492,593	1,575,717	83,124
7	USD	MSCI Taiwan Index Futures	August 2017	274,283	273,000	(1,283)
7	USD	MSCI Taiwan Index Futures*	August 2017	273,868	273,000	(868)
37	USD	MSCI Taiwan Index Futures**	August 2017	1,451,301	1,443,000	(8,301)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts—(concluded)
33	USD	NASDAQ 100 E-Mini Index Futures	September 2017	$3,804,811	$3,882,450	$77,639
22	USD	Russell 2000 Mini Index Futures	September 2017	1,561,750	1,566,840	5,090
27	USD	S&P 400 E-Mini Index Futures	September 2017	4,729,363	4,751,460	22,097
179	USD	S&P 500 E-Mini Index Futures	September 2017	21,804,087	22,088,600	284,513
13	USD	SGX 50 NIFTY Index Futures	August 2017	259,930	262,756	2,826
40	USD	SGX 50 NIFTY Index Futures**	August 2017	800,758	808,480	7,722
43	USD	SGX FTSE China A50 Index Futures	August 2017	514,553	509,550	(5,003)
56	USD	SGX FTSE China A50 Index Futures*	September 2017	668,362	663,600	(4,762)
4	ZAR	FTSE/JSE Africa Top 40 Tradeable Index Futures	September 2017	146,722	148,324	1,602
Interest rate futures buy contracts:
276	AUD	Australian Bond 3 Year Futures	September 2017	24,798,196	24,673,501	(124,695)
225	GBP	United Kingdom Long Gilt Bond Futures	September 2017	37,848,466	37,410,941	(437,525)
				$158,239,342	$158,134,570	$(104,772)
				Proceeds
US Treasury futures sell contracts:
127	USD	US Long Bond Futures	September 2017	$19,324,350	$19,427,031	$(102,681)
40	USD	US Treasury Note 10 Year Futures	September 2017	5,010,898	5,035,625	(24,727)
62	USD	US Treasury Note 2 Year Futures	September 2017	13,403,074	13,413,313	(10,239)
55	USD	US Treasury Note 5 Year Futures	September 2017	6,473,543	6,498,164	(24,621)
12	USD	US Ultra Long Treasury Bond Futures	September 2017	1,955,809	1,974,000	(18,191)
128	USD	US Ultra Treasury Note 10 Year Futures	September 2017	17,258,746	17,286,000	(27,254)
Index futures sell contracts:
11	AUD	ASX SPI 200 Index Futures	September 2017	1,259,825	1,245,420	14,405
25	BRL	Ibovespa Index Futures*	August 2017	499,367	523,674	(24,307)
36	GBP	FTSE 100 Index Futures	September 2017	3,537,370	3,472,134	65,236
5	HKD	Hang Seng Index Futures	August 2017	858,462	871,486	(13,024)
27	JPY	TOPIX Index Futures	September 2017	3,916,397	3,966,302	(49,905)
208	USD	Russell 2000 Mini Index Futures	September 2017	14,652,025	14,813,760	(161,735)
244	USD	S&P 500 E-Mini Index Futures	September 2017	29,667,208	30,109,600	(442,392)
Interest rate futures sell contracts:
32	AUD	Australian Bond 10 Year Futures	September 2017	3,288,972	3,301,237	(12,265)
154	AUD	Australian Bond 3 Year Futures	September 2017	13,763,173	13,767,099	(3,926)
15	CAD	Canada Government Bond 10 Year Futures	September 2017	1,675,777	1,651,775	24,002
2	CAD	Canadian Bankers Acceptance Futures	December 2017	395,030	395,007	23
10	CAD	Canadian Bankers Acceptance Futures	March 2018	1,977,281	1,972,930	4,351
11	CHF	3 month Euroswiss Interest Rate Futures	December 2017	2,865,502	2,864,186	1,316
8	CHF	3 month Euroswiss Interest Rate Futures	March 2018	2,083,335	2,082,424	911
8	CHF	3 month Euroswiss Interest Rate Futures	June 2018	2,082,352	2,081,597	755
12	EUR	3 Month EURIBOR Futures	December 2017	3,561,756	3,562,588	(832)
32	EUR	3 Month EURIBOR Futures	March 2018	9,494,321	9,497,867	(3,546)
37	EUR	3 Month EURIBOR Futures	June 2018	10,972,332	10,978,077	(5,745)
44	EUR	3 Month EURIBOR Futures	September 2018	13,040,689	13,049,150	(8,461)
51	EUR	3 Month EURIBOR Futures	December 2018	15,105,682	15,115,341	(9,659)
62	EUR	3 Month EURIBOR Futures	March 2019	18,351,661	18,364,503	(12,842)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts—(concluded)
41	EUR	3 Month EURIBOR Futures	June 2019	$12,128,540	$12,135,774	$(7,234)
262	EUR	German Euro BOBL Futures	September 2017	41,105,232	40,959,162	146,070
133	EUR	German Euro Bund Futures	September 2017	25,745,626	25,498,291	247,335
10	EUR	German Euro Buxl 30 Year Futures	September 2017	1,957,146	1,919,177	37,969
17	EUR	German Euro Schatz Futures*	September 2017	2,251,996	2,255,365	(3,369)
3	EUR	Mid-Term Euro-OAT Futures	September 2017	527,704	528,377	(673)
29	GBP	90-Day Sterling Pound Futures	December 2017	4,759,871	4,763,217	(3,346)
37	GBP	90-Day Sterling Pound Futures	March 2018	6,067,720	6,073,547	(5,827)
35	GBP	90-Day Sterling Pound Futures	June 2018	5,735,516	5,741,783	(6,267)
37	GBP	90-Day Sterling Pound Futures	September 2018	6,060,251	6,066,834	(6,583)
36	GBP	90-Day Sterling Pound Futures	December 2018	5,894,948	5,899,897	(4,949)
34	GBP	90-Day Sterling Pound Futures	March 2019	5,564,858	5,569,321	(4,463)
36	GBP	90-Day Sterling Pound Futures	June 2019	5,889,485	5,893,960	(4,475)
22	GBP	United Kingdom Long Gilt Bond Futures	September 2017	3,639,276	3,657,959	(18,683)
5	JPY	Japan Government Bond 10 Year Futures	September 2017	6,817,448	6,810,286	7,162
123	JPY	JGB MINI 10 Year Futures	September 2017	16,761,801	16,751,073	10,728
76	USD	90-Day Eurodollar Futures	December 2017	18,726,587	18,724,500	2,087
67	USD	90-Day Eurodollar Futures	March 2018	16,490,485	16,493,725	(3,240)
52	USD	90-Day Eurodollar Futures	June 2018	12,783,629	12,793,300	(9,671)
51	USD	90-Day Eurodollar Futures	September 2018	12,523,704	12,538,988	(15,284)
46	USD	90-Day Eurodollar Futures	December 2018	11,277,136	11,300,476	(23,340)
40	USD	90-Day Eurodollar Futures	March 2019	9,784,557	9,821,500	(36,943)
39	USD	90-Day Eurodollar Futures	June 2019	9,563,210	9,571,088	(7,878)
				$458,531,663	$459,087,890	$(556,227)
						$(660,999)

*  Exposure to Futures Contracts is achieved through the use of a swap contract with Bank of America N.A.

**  Exposure to Futures Contracts is achieved through the use of a swap contract with Goldman Sachs.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
ANZ	AUD	6,849,159	USD	5,412,000	08/25/17	$(65,792)
ANZ	CHF	5,188,180	USD	5,470,000	08/25/17	97,123
ANZ	USD	10,882,000	NZD	14,733,483	08/25/17	178,229
BB	AUD	20,334,774	USD	15,734,038	09/20/17	(524,020)
BB	CAD	1,940,000	USD	1,417,878	08/18/17	(138,584)
BB	CAD	29,536,402	USD	22,822,082	09/20/17	(885,215)
BB	CAD	480,000	USD	377,246	10/30/17	(8,187)
BB	CHF	715,000	USD	745,292	10/13/17	2,478
BB	EUR	1,561,000	USD	1,705,256	08/18/17	(144,185)
BB	EUR	875,274	USD	995,682	09/20/17	(43,173)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	GBP	3,062,681	USD	3,948,616	08/18/17	$(94,400)
BB	GBP	19,744,072	USD	25,546,099	09/20/17	(547,076)
BB	JPY	1,051,070,915	USD	9,466,637	09/20/17	(88,256)
BB	JPY	126,734,653	USD	1,163,568	09/20/17	11,471
BB	KRW	5,100,000,000	USD	4,432,277	10/20/17	(128,992)
BB	MYR	420,000	USD	97,357	10/30/17	(394)
BB	NOK	96,565,467	USD	11,535,337	09/20/17	(758,751)
BB	NZD	12,756,228	USD	9,328,471	09/20/17	(243,036)
BB	SEK	17,235,110	USD	2,048,126	09/20/17	(92,428)
BB	SEK	2,400,000	USD	289,087	10/30/17	(9,651)
BB	SGD	2,777,281	USD	2,008,136	09/20/17	(42,685)
BB	USD	12,694,500	AUD	16,384,009	09/20/17	404,842
BB	USD	2,576,942	AUD	3,209,583	09/20/17	(10,816)
BB	USD	27,137,595	CAD	35,067,019	09/20/17	1,008,834
BB	USD	63,418	CZK	1,485,000	08/24/17	4,084
BB	USD	9,665,814	EUR	8,528,797	09/20/17	456,937
BB	USD	26,484,302	GBP	20,492,180	09/20/17	597,550
BB	USD	181,044	HUF	49,500,000	08/24/17	11,863
BB	USD	12,017,471	JPY	1,310,114,626	09/20/17	(107,710)
BB	USD	11,411,906	JPY	1,276,397,792	09/20/17	191,346
BB	USD	2,400,681	NOK	20,301,530	09/20/17	183,978
BB	USD	18,288,852	NZD	25,328,827	09/20/17	716,378
BB	USD	26,623,036	SEK	228,119,710	09/20/17	1,708,821
BB	USD	410,478	SGD	567,601	09/20/17	8,654
BNP	BRL	1,400,000	USD	414,079	08/18/17	(33,501)
BNP	DKK	2,200,000	USD	339,604	10/30/17	(12,334)
BNP	GBP	320,000	USD	414,362	08/18/17	(8,067)
BNP	GBP	1,230,000	USD	1,569,613	08/21/17	(54,258)
BNP	GBP	1,328,400	USD	1,691,790	09/11/17	(63,226)
BNP	GBP	113,560	USD	146,946	09/20/17	(3,132)
BNP	GBP	165,532	USD	213,778	10/18/17	(5,187)
BNP	INR	21,000,000	USD	322,370	10/30/17	(1,321)
BNP	KRW	450,000,000	USD	402,649	08/18/17	482
BNP	KRW	1,915,000,000	USD	1,716,227	08/23/17	4,726
BNP	KRW	3,415,000,000	USD	3,037,310	09/07/17	(15,148)
BNP	KRW	3,446,083,744	USD	3,072,800	09/20/17	(7,973)
BNP	KRW	3,448,081,800	USD	3,063,600	10/20/17	(20,249)
BNP	USD	4,525,434	BRL	14,600,000	08/18/17	142,184
BNP	USD	160	EUR	136	08/03/17	2
BNP	USD	1,437,705	INR	94,000,000	08/09/17	26,327
BNP	USD	3,563,100	INR	231,396,622	08/22/17	34,888
BNP	USD	2,001,113	INR	129,500,000	08/23/17	12,228
BNP	USD	6,318,381	INR	413,200,000	09/01/17	98,294
BNP	USD	2,983,358	INR	194,500,000	09/08/17	34,392
BNP	USD	3,573,800	INR	232,754,446	09/20/17	31,998

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	USD	3,563,100	INR	231,690,578	10/24/17	$10,841
BNP	USD	115,652	INR	7,500,000	11/17/17	(308)
BNP	USD	748,792	JPY	83,052,726	08/22/17	5,189
BNP	USD	328,208	JPY	36,029,853	08/22/17	(1,117)
BNP	USD	748,792	JPY	82,949,136	09/20/17	5,267
BNP	USD	328,208	JPY	35,985,545	09/20/17	(1,077)
BNP	USD	401,141	KRW	450,000,000	08/18/17	1,025
BNP	USD	80,850	PEN	264,500	11/17/17	(45)
BNP	USD	147,465	RON	598,000	08/24/17	7,848
BNP	USD	166,050	RUB	10,100,000	11/17/17	(701)
BNP	USD	180,272	THB	6,000,000	11/17/17	106
BOA	EUR	1,278,865	SEK	12,334,000	08/11/17	13,797
BOA	EUR	5,600,000	USD	6,319,257	08/24/17	(317,564)
BOA	IDR	1,300,000,000	USD	95,835	10/30/17	(803)
BOA	KRW	2,825,000,000	USD	2,482,971	08/03/17	(41,505)
BOA	KRW	2,825,000,000	USD	2,515,203	10/26/17	(11,602)
BOA	KRW	2,825,000,000	USD	2,525,794	11/03/17	(1,321)
BOA	TWD	15,000,000	USD	499,251	09/11/17	1,638
BOA	USD	229,544	BRL	735,000	11/17/17	1,996
BOA	USD	61,719	CZK	1,440,000	08/24/17	3,737
BOA	USD	358,366	HUF	97,800,000	08/24/17	22,771
BOA	USD	1,301,908	IDR	17,440,000,000	08/24/17	4,175
BOA	USD	462,836	INR	30,150,000	08/24/17	5,847
BOA	USD	2,524,576	KRW	2,825,000,000	08/03/17	(100)
BOA	USD	338,818	MXN	6,350,000	08/24/17	16,613
BOA	USD	332,806	MXN	6,340,000	10/17/17	19,064
BOA	USD	249,244	MYR	1,070,000	08/24/17	447
BOA	USD	125,646	MYR	535,000	08/24/17	(801)
BOA	USD	149,373	RON	604,000	08/24/17	7,498
BOA	USD	747,143	THB	25,550,000	08/24/17	20,782
BOA	USD	300,218	TRY	1,092,000	08/24/17	7,732
BOA	USD	279,040	ZAR	3,750,000	08/24/17	4,486
BOA	USD	271,632	ZAR	3,590,000	08/24/17	(203)
CITI	AUD	12,558,000	USD	9,336,857	09/20/17	(703,512)
CITI	BRL	1,783,000	USD	529,767	09/20/17	(36,999)
CITI	CAD	28,484,000	USD	21,181,469	09/20/17	(1,681,121)
CITI	CHF	14,000	USD	14,486	09/20/17	(36)
CITI	CLP	314,173,000	USD	470,788	09/20/17	(12,190)
CITI	COP	71,869,000	USD	24,055	09/20/17	123
CITI	COP	2,366,726,000	USD	768,249	09/20/17	(19,883)
CITI	EUR	640,642	SEK	6,167,000	08/09/17	5,460
CITI	EUR	1,628,442	SEK	15,660,265	10/16/17	12,291
CITI	EUR	2,472,730	SEK	23,700,000	11/03/17	8,918
CITI	EUR	22,069,000	USD	25,175,556	09/20/17	(1,017,937)
CITI	EUR	199,219	USD	231,450	10/18/17	(5,360)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	GBP	113,220	USD	146,384	08/22/17	$(3,096)
CITI	GBP	11,454,000	USD	14,794,694	09/20/17	(342,570)
CITI	HKD	2,740,000	USD	352,083	09/20/17	819
CITI	HUF	213,991,000	USD	782,651	09/20/17	(52,273)
CITI	IDR	171,362,000	USD	12,704	09/20/17	(90)
CITI	ILS	1,553,000	USD	435,931	09/20/17	(1,007)
CITI	ILS	2,876,000	USD	816,219	09/20/17	7,054
CITI	INR	97,135,000	USD	1,489,400	09/20/17	(15,402)
CITI	JPY	4,455,454,544	USD	39,876,686	09/20/17	(626,181)
CITI	JPY	216,468,488	USD	1,981,057	09/20/17	13,224
CITI	KRW	6,454,669,080	USD	5,680,166	09/20/17	(90,257)
CITI	MXN	14,743,000	USD	807,673	09/20/17	(14,006)
CITI	MXN	15,858,000	USD	894,144	09/20/17	10,320
CITI	NOK	45,270,000	USD	5,374,009	09/20/17	(389,473)
CITI	NZD	24,251,000	USD	17,644,486	09/20/17	(552,006)
CITI	PHP	26,436,000	USD	525,033	09/20/17	2,186
CITI	PHP	51,650,000	USD	1,014,085	09/20/17	(7,441)
CITI	PLN	3,164,000	USD	864,340	09/20/17	(15,573)
CITI	SEK	23,700,000	EUR	2,472,252	08/03/17	(8,780)
CITI	SEK	49,600,000	USD	5,734,119	09/20/17	(426,067)
CITI	SGD	551,000	USD	398,417	09/20/17	(8,455)
CITI	TRY	21,160,000	USD	5,775,271	09/20/17	(146,996)
CITI	TWD	30,450,000	USD	1,015,353	09/20/17	4,790
CITI	TWD	29,396,000	USD	969,255	09/20/17	(6,328)
CITI	USD	105,450	ARS	1,780,000	08/24/17	(5,880)
CITI	USD	104,500	ARS	1,765,000	09/08/17	(6,646)
CITI	USD	100,467	ARS	1,720,000	10/17/17	(7,262)
CITI	USD	90,494	ARS	1,685,000	11/17/17	(670)
CITI	USD	18,331,375	AUD	23,709,000	09/20/17	624,445
CITI	USD	491,234	AUD	611,000	09/20/17	(2,727)
CITI	USD	2,289,209	BRL	7,518,000	09/20/17	100,552
CITI	USD	33,847,669	CAD	44,168,000	09/20/17	1,603,629
CITI	USD	571,224	CAD	711,000	09/20/17	(542)
CITI	USD	3,829	CHF	3,702	09/20/17	11
CITI	USD	32,903	CHF	31,298	09/20/17	(436)
CITI	USD	1,080,558	CLP	717,978,000	09/20/17	23,185
CITI	USD	87,158	CLP	56,414,000	09/20/17	(434)
CITI	USD	806,924	COP	2,385,327,000	09/20/17	(12,597)
CITI	USD	120,522	COP	365,112,000	09/20/17	1,063
CITI	USD	187,623	COP	570,000,000	11/17/17	914
CITI	USD	42,301	CZK	935,000	11/16/17	455
CITI	USD	1,688,261	EUR	1,440,500	08/24/17	18,943
CITI	USD	34,484,853	EUR	30,519,000	09/20/17	1,737,871
CITI	USD	8,410,166	GBP	6,482,000	09/20/17	156,251
CITI	USD	356,909	HKD	2,779,000	09/20/17	(647)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	USD	2,525,174	HUF	686,321,000	09/20/17	$152,629
CITI	USD	122,914	HUF	31,900,000	11/17/17	1,895
CITI	USD	1,031,309	IDR	13,865,241,000	09/20/17	3,878
CITI	USD	11,817	IDR	158,156,000	09/20/17	(9)
CITI	USD	328,562	IDR	4,430,000,000	11/17/17	90
CITI	USD	821,565	ILS	2,928,212	09/20/17	2,288
CITI	USD	1,431,757	ILS	5,063,788	09/20/17	(7,059)
CITI	USD	2,783,772	INR	181,396,028	09/20/17	26,389
CITI	USD	44,031	INR	2,835,000	09/20/17	(111)
CITI	USD	3,031,133	JPY	329,000,000	08/10/17	(45,873)
CITI	USD	2,902,029	JPY	329,000,000	08/17/17	84,114
CITI	USD	3,646,350	JPY	398,804,945	08/22/17	(25,863)
CITI	USD	4,998,857	JPY	554,196,000	09/20/17	39,133
CITI	USD	10,331,765	JPY	1,129,840,536	09/20/17	(60,808)
CITI	USD	3,728,385	KRW	4,162,510,069	09/20/17	(7,132)
CITI	USD	6,600,820	KRW	7,418,833,043	09/20/17	31,561
CITI	USD	5,577,216	MXN	104,325,000	09/20/17	237,191
CITI	USD	61,081	MXN	1,094,000	09/20/17	(109)
CITI	USD	225,994	MXN	4,055,000	11/17/17	(2,015)
CITI	USD	93,830	MYR	403,000	11/17/17	(94)
CITI	USD	10,373,446	NOK	85,618,000	09/20/17	526,880
CITI	USD	25,187,193	NZD	35,203,000	09/20/17	1,227,022
CITI	USD	402,522	NZD	535,000	09/20/17	(1,090)
CITI	USD	108,893	PEN	360,000	08/24/17	1,974
CITI	USD	109,190	PEN	360,000	09/08/17	1,525
CITI	USD	106,106	PEN	351,000	10/17/17	1,424
CITI	USD	608,120	PHP	30,333,000	09/20/17	(8,196)
CITI	USD	44,942	PHP	2,278,000	09/20/17	112
CITI	USD	4,639,850	PLN	17,329,000	09/20/17	179,361
CITI	USD	103,107	RON	401,500	11/17/17	1,381
CITI	USD	9,714,849	SEK	81,021,000	09/20/17	347,743
CITI	USD	1,942,283	SGD	2,677,000	09/20/17	34,487
CITI	USD	153,020	TRY	560,000	08/24/17	4,903
CITI	USD	3,304,828	TRY	11,992,000	09/20/17	51,496
CITI	USD	113,749	TRY	415,000	11/17/17	534
CITI	USD	3,080,225	TWD	92,422,000	09/20/17	(12,959)
CITI	USD	37,870	TWD	1,153,000	09/20/17	396
CITI	USD	2,720,659	ZAR	35,663,888	09/20/17	(36,010)
CITI	USD	1,228,283	ZAR	16,395,112	09/20/17	5,882
CITI	USD	207,314	ZAR	2,735,000	11/17/17	(3,305)
CITI	ZAR	10,010,000	USD	741,739	09/20/17	(11,778)
CITI	ZAR	14,939,000	USD	1,134,211	09/20/17	9,656
DB	CAD	766,000	USD	581,212	09/20/17	(33,615)
DB	EUR	2,472,389	SEK	23,700,000	08/03/17	8,619
DB	EUR	3,690,000	USD	4,142,800	09/20/17	(236,827)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
DB	EUR	2,730,000	USD	3,088,045	10/17/17	$(156,911)
DB	EUR	4,600,000	USD	5,279,383	10/30/17	(192,015)
DB	GBP	1,328,400	USD	1,696,201	09/01/17	(58,213)
DB	HKD	17,400,000	USD	2,237,554	08/18/17	8,915
DB	PLN	1,737,000	USD	476,609	09/20/17	(6,453)
DB	RUB	7,900,000	USD	127,389	10/30/17	(2,377)
DB	SEK	2,706,000	USD	330,081	09/20/17	(5,997)
DB	USD	954,757	BRL	3,170,000	08/24/17	57,530
DB	USD	73,930	CAD	95,000	09/20/17	2,321
DB	USD	231,982	COP	684,000,000	08/24/17	(3,489)
DB	USD	233,187	COP	690,000,000	09/08/17	(3,081)
DB	USD	227,990	COP	672,000,000	10/17/17	(4,927)
DB	USD	1,666,042	EUR	1,419,000	08/24/17	15,681
DB	USD	440,975	EUR	384,000	09/20/17	14,793
DB	USD	149,290	RON	605,000	08/24/17	7,841
DB	USD	311,652	SEK	2,706,000	09/20/17	24,426
GS	KRW	3,437,573,652	USD	3,063,600	08/22/17	(8,655)
GSI	AUD	5,005,325	MXN	69,349,772	09/20/17	(136,745)
GSI	AUD	3,359,219	USD	2,550,000	08/22/17	(136,720)
GSI	AUD	3,360,560	USD	2,550,000	09/20/17	(136,835)
GSI	AUD	3,263,060	USD	2,550,000	10/20/17	(57,810)
GSI	CAD	13,788,672	USD	10,968,823	08/25/17	(94,967)
GSI	EUR	117,805	USD	133,036	08/22/17	(6,567)
GSI	EUR	24,776,572	USD	28,473,608	08/25/17	(891,774)
GSI	EUR	118,159	USD	133,644	09/20/17	(6,598)
GSI	EUR	117,805	USD	135,724	10/20/17	(4,325)
GSI	GBP	4,194,004	USD	5,470,000	08/25/17	(67,735)
GSI	GBP	113,220	USD	148,335	10/20/17	(1,441)
GSI	NOK	43,538,550	USD	5,356,811	08/25/17	(183,249)
GSI	SEK	36,575,367	USD	4,404,389	08/25/17	(131,502)
GSI	USD	4,862,533	CAD	6,316,742	08/22/17	205,687
GSI	USD	4,877,135	CAD	6,333,313	09/20/17	206,278
GSI	USD	5,470,000	CHF	5,165,436	08/25/17	(120,677)
GSI	USD	1,122,503	EUR	1,000,000	09/20/17	64,388
GSI	USD	11,713,341	JPY	1,314,658,571	08/25/17	223,092
GSI	USD	4,723,350	JPY	529,002,919	10/20/17	92,576
GSI	USD	11,209,449	NOK	91,107,042	08/25/17	383,459
GSI	USD	5,332,378	NZD	7,272,350	08/25/17	126,878
GSI	USD	5,436,040	SEK	44,487,122	08/25/17	81,026
JPMCB	CHF	770,000	USD	768,640	08/18/17	(28,422)
JPMCB	CHF	4,312,500	USD	4,480,617	10/19/17	(1,324)
JPMCB	EUR	2,763,912	USD	3,251,017	10/30/17	(36,474)
JPMCB	GBP	1,230,000	USD	1,571,348	08/24/17	(52,682)
JPMCB	GBP	1,033,200	USD	1,319,293	09/08/17	(45,575)
JPMCB	GBP	1,790,000	USD	2,354,172	11/17/17	(15,877)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	JPY	309,000,000	USD	2,729,747	08/18/17	$(74,987)
JPMCB	MXN	2,700,000	USD	151,304	10/30/17	1,753
JPMCB	USD	63,206	CZK	1,480,000	08/24/17	4,068
JPMCB	USD	1,686,914	EUR	1,440,500	08/24/17	20,290
JPMCB	USD	131,723	EUR	112,465	10/18/17	1,963
JPMCB	USD	147,494	GBP	113,220	08/22/17	1,986
JPMCB	USD	148,071	GBP	113,560	09/20/17	2,007
JPMCB	USD	147,782	GBP	113,220	10/20/17	1,994
JPMCB	USD	341,758	MXN	6,450,000	08/24/17	19,270
JPMCB	USD	595,541	RUB	34,350,000	08/24/17	(23,461)
JPMCB	USD	276,279	ZAR	3,610,000	08/24/17	(3,338)
JPMCB	ZAR	3,600,000	USD	268,807	10/30/17	(478)
MSCI	AUD	22,817,823	USD	17,331,194	09/20/17	(912,110)
MSCI	CAD	34,725,689	USD	26,414,798	09/20/17	(1,457,665)
MSCI	EUR	2,309,153	USD	2,650,495	09/20/17	(90,217)
MSCI	GBP	9,682,449	USD	12,674,008	09/20/17	(122,028)
MSCI	JPY	2,136,226,384	USD	19,451,159	09/20/17	31,525
MSCI	JPY	1,548,699,038	USD	13,875,416	09/20/17	(203,227)
MSCI	NOK	297,840,385	USD	36,149,504	09/20/17	(1,769,596)
MSCI	NZD	53,714,829	USD	38,377,454	09/20/17	(1,926,926)
MSCI	SEK	427,242,990	USD	50,448,424	09/20/17	(2,614,013)
MSCI	SGD	33,318,618	USD	24,237,970	09/20/17	(365,418)
MSCI	USD	11,651,770	AUD	15,504,632	09/20/17	744,493
MSCI	USD	30,268,755	CAD	38,427,374	09/20/17	574,852
MSCI	USD	30,599,187	EUR	27,072,603	09/20/17	1,533,037
MSCI	USD	23,360,293	GBP	18,117,984	09/20/17	583,893
MSCI	USD	9,854,372	JPY	1,101,020,035	09/20/17	154,589
MSCI	USD	2,185,001	JPY	240,075,389	09/20/17	(2,565)
MSCI	USD	9,421,649	NOK	78,558,147	09/20/17	579,863
MSCI	USD	37,680,290	NZD	51,935,356	09/20/17	1,288,881
MSCI	USD	1,272,356	NZD	1,693,854	09/20/17	(1,390)
MSCI	USD	6,127,153	SEK	52,186,039	09/20/17	354,213
MSCI	USD	17,267,213	SGD	23,780,597	09/20/17	293,038
MSCI	USD	426,125	SGD	576,992	09/20/17	(58)
RBS	AUD	2,630,000	USD	2,038,342	10/30/17	(63,225)
RBS	CHF	2,512,500	USD	2,640,698	10/25/17	28,498
RBS	CHF	800,000	USD	830,617	10/30/17	(1,389)
RBS	EUR	2,481,293	SEK	23,700,000	10/26/17	(1,331)
RBS	EUR	10,684,561	USD	12,240,821	10/18/17	(459,816)
RBS	EUR	1,594,530	USD	1,866,050	10/30/17	(30,539)
RBS	JPY	253,611,731	USD	2,248,778	10/30/17	(61,122)
RBS	NOK	1,000,000	USD	121,563	10/30/17	(5,846)
RBS	SEK	1,800,000	USD	203,477	08/18/17	(19,664)
RBS	SGD	450,000	USD	327,964	10/30/17	(4,529)
RBS	USD	2,956,618	JPY	330,000,000	10/26/17	48,468

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SG	AUD	7,325,680	USD	5,724,690	08/25/17	$(134,213)
SG	CAD	6,550,888	USD	4,862,533	08/22/17	(393,554)
SG	CAD	6,567,119	USD	4,877,135	09/20/17	(393,941)
SG	CHF	12,315,827	USD	12,823,644	08/25/17	69,379
SG	GBP	8,563,159	USD	11,210,006	08/25/17	(96,734)
SG	USD	12,132,147	AUD	15,525,075	08/25/17	284,433
SG	USD	28,832	CHF	27,690	08/25/17	(156)
SG	USD	9,177,375	GBP	7,010,462	08/25/17	79,194
						$(3,420,967)

Variance swap agreements9

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	USD	3	08/18/17	Receive	S&P 500 Index	13.38%	$—	$(15,136)	$(15,136)
BB	USD	3	08/18/17	Receive	S&P 500 Index	13.50	—	(14,416)	(14,416)
BB	USD	3	08/18/17	Receive	S&P 500 Index	13.80	—	(13,942)	(13,942)
BB	USD	6	08/18/17	Receive	S&P 500 Index	14.00	—	(28,085)	(28,085)
BNP	GBP	10	12/21/18	Pay	FTSE 100 Index	20.15	—	55,804	55,804
BNP	HKD	95	12/28/18	Receive	Hang Seng China Enterprises Index	25.15	—	(26,559)	(26,559)
BNP	HKD	39	12/28/18	Receive	Hang Seng China Enterprises Index	25.45	—	(11,979)	(11,979)
BNP	HKD	97	12/28/18	Receive	Hang Seng China Enterprises Index	29.30	—	(79,634)	(79,634)
BNP	USD	12	12/21/18	Pay	S&P 500 Index	17.75	—	23,725	23,725
BNP	USD	5	12/21/18	Pay	S&P 500 Index	18.05	—	10,765	10,765
GS	EUR	2	12/15/17	Pay	DJ Euro Stoxx 50	25.60	—	1,213,974	1,213,974
GS	EUR	4	12/21/18	Receive	DJ Euro Stoxx 50	27.08	—	(2,177,145)	(2,177,145)
JPMCB	EUR	2	12/15/17	Pay	DJ Euro Stoxx 50	18.65	—	11,297	11,297
JPMCB	EUR	9	12/21/18	Receive	DJ Euro Stoxx 50	21.99	—	(30,451)	(30,451)
JPMCB	GBP	4	12/21/18	Pay	FTSE 100 Index	19.68	—	20,720	20,720
JPMCB	GBP	1	12/21/18	Pay	FTSE 100 Index	19.87	—	6,310	6,310
JPMCB	GBP	20	12/21/18	Pay	FTSE 100 Index	22.55	—	168,520	168,520
JPMCB	HKD	190	12/21/18	Receive	Hang Seng China Enterprises Index	31.55	—	(207,154)	(207,154)
JPMCB	HKD	38	12/28/18	Receive	Hang Seng China Enterprises Index	25.07	—	(10,629)	(10,629)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	25.40	—	(12,305)	(12,305)
JPMCB	HKD	60	12/28/18	Receive	Hang Seng China Enterprises Index	25.49	—	(19,073)	(19,073)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	25.87	—	(16,042)	(16,042)
JPMCB	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	26.41	—	(20,877)	(20,877)
JPMCB	HKD	83	12/28/18	Receive	Hang Seng China Enterprises Index	27.09	—	(46,307)	(46,307)
JPMCB	HKD	100	12/28/18	Receive	Hang Seng China Enterprises Index	27.10	—	(55,731)	(55,731)
JPMCB	HKD	89	12/28/18	Receive	Hang Seng China Enterprises Index	27.89	—	(57,571)	(57,571)
JPMCB	HKD	89	12/28/18	Receive	Hang Seng China Enterprises Index	28.18	—	(60,553)	(60,553)
JPMCB	HKD	12	12/28/18	Receive	Hang Seng China Enterprises Index	29.26	—	(9,767)	(9,767)
JPMCB	HKD	40	12/28/18	Receive	Hang Seng China Enterprises Index	29.29	—	(32,645)	(32,645)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Variance swap agreements9—(concluded)

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	17.67%	$—	$9,465	$9,465
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	18.00	—	11,100	11,100
JPMCB	USD	8	12/21/18	Pay	S&P 500 Index	18.09	—	17,114	17,114
JPMCB	USD	5	12/21/18	Pay	S&P 500 Index	18.37	—	14,231	14,231
JPMCB	USD	6	12/21/18	Pay	S&P 500 Index	18.41	—	16,413	16,413
JPMCB	USD	11	12/21/18	Pay	S&P 500 Index	19.09	—	37,718	37,718
JPMCB	USD	13	12/21/18	Receive	S&P 500 Index	19.15	—	45,623	45,623
JPMCB	USD	11	12/21/18	Pay	S&P 500 Index	19.24	—	42,751	42,751
JPMCB	USD	11	12/21/18	Pay	S&P 500 Index	19.43	—	44,714	44,714
SG	HKD	38	12/28/18	Receive	Hang Seng China Enterprises Index	25.00	—	(10,966)	(10,966)
SG	HKD	39	12/28/18	Receive	Hang Seng China Enterprises Index	26.05	—	(16,818)	(16,818)
SG	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	27.60	—	(27,113)	(27,113)
SG	HKD	43	12/28/18	Receive	Hang Seng China Enterprises Index	27.85	—	(27,829)	(27,829)
SG	HKD	132	12/28/18	Receive	Hang Seng China Enterprises Index	27.90	—	(87,161)	(87,161)
SG	HKD	43	12/28/18	Receive	Hang Seng China Enterprises Index	27.95	—	(28,427)	(28,427)
SG	HKD	176	12/28/18	Receive	Hang Seng China Enterprises Index	28.05	—	(117,568)	(117,568)
SG	HKD	44	12/28/18	Receive	Hang Seng China Enterprises Index	28.15	—	(30,061)	(30,061)
SG	USD	5	12/21/18	Pay	S&P 500 Index	18.10	—	12,017	12,017
SG	USD	5	12/21/18	Pay	S&P 500 Index	18.30	—	13,987	13,987
SG	USD	23	12/21/18	Pay	S&P 500 Index	19.10	—	82,644	82,644
SG	USD	11	12/21/18	Pay	S&P 500 Index	19.20	—	41,373	41,373
SG	USD	6	12/21/18	Pay	S&P 500 Index	19.25	—	21,401	21,401
SG	USD	17	12/21/18	Pay	S&P 500 Index	19.30	—	64,532	64,532
SG	USD	6	12/21/18	Pay	S&P 500 Index	19.35	—	21,764	21,764
							$—	$(1,283,982)	$(1,283,982)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
AUD	55,215	05/20/21	6 Month AUD Bank Bill Rate	2.275%	$(128,690)	$(128,690)
AUD	16,600	12/04/19	6 Month AUD Bank Bill Rate	2.650	143,361	143,361
AUD	4,056	12/14/19	6 Month AUD Bank Bill Rate	2.652	34,562	34,562
AUD	2,704	12/18/19	6 Month AUD Bank Bill Rate	2.650	22,277	22,277
AUD	4,056	12/18/19	6 Month AUD Bank Bill Rate	2.650	34,192	34,192
AUD	1,352	12/18/19	6 Month AUD Bank Bill Rate	2.650	11,397	11,397
AUD	5,278	05/13/21	6 Month AUD Bank Bill Rate	2.565	362	362
AUD	5,278	05/15/21	6 Month AUD Bank Bill Rate	2.500	(5,004)	(5,004)
AUD	7,917	05/17/21	6 Month AUD Bank Bill Rate	2.486	(9,270)	(9,270)
AUD	7,917	05/20/21	6 Month AUD Bank Bill Rate	2.357	(24,928)	(24,928)
AUD	11,510	05/23/21	6 Month AUD Bank Bill Rate	2.385	(31,927)	(31,927)
GBP	5,411	06/29/47	1.000%	6 Month EURIBOR	33,173	33,173
GBP	5,400	07/05/47	1.000	6 Month EURIBOR	(25,211)	(25,211)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	6,090	06/03/24	1.000%	3 Month USD LIBOR	$13,999	$13,999
USD	6,960	06/05/24	1.000	3 Month USD LIBOR	16,465	16,465
USD	2,610	06/06/24	1.000	3 Month USD LIBOR	13,036	13,036
USD	1,740	06/07/24	1.000	3 Month USD LIBOR	6,668	6,668
USD	1,632	04/23/24	2.208	3 Month USD LIBOR	967	967
USD	6,527	04/23/24	2.225	3 Month USD LIBOR	(1,363)	(1,363)
USD	6,527	04/24/24	2.228	3 Month USD LIBOR	(2,169)	(2,169)
USD	1,714	04/25/24	2.278	3 Month USD LIBOR	(4,521)	(4,521)
USD	51,000	02/21/24	2.443	3 Month USD LIBOR	(600,005)	(600,005)
USD	30,000	02/15/24	2.480	3 Month USD LIBOR	(408,519)	(408,519)
USD	124,300	02/21/20	3 Month USD LIBOR	1.953%	517,088	517,088
USD	3,994	04/23/21	3 Month USD LIBOR	2.000	1,574	1,574
USD	15,975	04/23/21	3 Month USD LIBOR	2.020	12,410	12,410
USD	15,975	04/24/21	3 Month USD LIBOR	2.020	12,155	12,155
USD	4,355	04/25/21	3 Month USD LIBOR	2.070	7,453	7,453
USD	14,980	06/03/21	3 Month USD LIBOR	1.985	(4,523)	(4,523)
USD	17,120	06/05/21	3 Month USD LIBOR	1.985	(5,712)	(5,712)
USD	6,420	06/06/21	3 Month USD LIBOR	1.929	(9,105)	(9,105)
USD	4,280	06/07/21	3 Month USD LIBOR	1.955	(3,923)	(3,923)
					$(383,731)	$(383,731)

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligations	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized depreciation
CDX Investment Grade 28 Index	USD	4,425	06/20/22	1.000%	$89,726	$(94,397)	$(4,671)
iTraxx Europe Main Series 26 Index	EUR	7,255	06/20/22	1.000	88,284	(207,126)	(118,842)
					$178,010	$(301,523)	$(123,513)

Centrally cleared credit default swap agreements on credit indices—sell protection13

Referenced obligations	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation	Credit spread[12]
CDX Investment Grade 28 Index	USD	40,560	06/20/22	1.000%	$(606,171)	$849,669	$243,498	0.57%
CDX North America High Yield 28 Index	USD	7,419	06/20/22	5.000	(432,660)	609,177	176,517	3.21
CDX North America High Yield 28 Index	USD	15,300	06/20/22	5.000	(1,039,168)	1,259,700	220,532	3.20
					$(2,077,999)	$2,718,546	$640,547

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Total return swap agreements

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	USD	3,875	12/12/17	BMF Ibovespa Volatility Index	3 Month USD LIBOR minus 25 bps	$—	$(483,956)	$(483,956)
BNP	USD	1,631	03/07/18	BNPPAISB Index	3 Month USD LIBOR minus 22 bps	75,242	(104,862)	(29,620)
BNP	JPY	930	06/26/18	3 Month ICE JPY LIBOR minus 1 bps	TOPIX Banks Index	—	(14,172)	(14,172)
BNP	USD	2	07/25/18	1 Month USD LIBOR plus 58 bps	RUGL	—	61,877	61,877
BOA	CHF	—	09/20/17	1 Month ICE CHF LIBOR plus 3 bps	MSCI Switzerland Net Total Return Index	—	854	854
BOA	CHF	266	09/20/17	MSCI Switzerland Net Total Return Index	1 Month ICE CHF LIBOR plus 3 bps	—	30	30
CITI	USD	3,813	08/30/17	IXRTR	1 Month USD LIBOR plus 10 bps	—	3,620	3,620
CITI	USD	4,009	11/16/17	IXRTR	1 Month USD LIBOR plus 10 bps	—	(38,869)	(38,869)
CITI	USD	1	11/29/17	1 Month USD LIBOR plus 52 bps	RUGL	—	17,328	17,328
CITI	EUR	53	06/14/18	3 Month EURIBOR plus 10 bps	Euro STOXX Banks Index	—	302,334	302,334
CITI	EUR	6,891	06/14/18	Euro STOXX Banks Index	3 Month EURIBOR plus 10 bps	—	2,410	2,410
GS	SGD	—	09/20/17	1 Month SGD SIBOR plus 5 bps	MSCI Singapore SGD Net Total Return Index	—	871	871
GS	SGD	—	09/20/17	1 Month SGD SIBOR plus 5 bps	MSCI Singapore SGD Net Total Return Index	—	245	245
GS	SGD	—	09/20/17	1 Month SGD SIBOR plus 5 bps	MSCI Singapore SGD Net Total Return Index	—	1,345	1,345
GS	SGD	—	09/20/17	1 Month SGD SIBOR plus 5 bps	MSCI Singapore SGD Net Total Return Index	—	134	134
JPMCB	USD	724	04/19/18	Samsung Electronics Co Ltd., common stock	1 Month USD LIBOR plus 25 bps	—	35,608	35,608
						$75,242	$(215,203)	$(139,961)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$269,572,414	$506,700	$—	$270,079,114
Preferred stock	864,707	—	—	864,707
Warrant	2,541	—	—	2,541

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment companies	$70,564,158	$—	$—	$70,564,158
US government obligations	—	46,585,855	—	46,585,855
Corporate notes	—	14,729,161	—	14,729,161
Non-US government obligations	—	3,968,096	—	3,968,096
Certificates of deposit	—	14,996,904	—	14,996,904
Time deposits	—	35,059,287	—	35,059,287
Short-term US government obligations	—	95,267,501	—	95,267,501
Repurchase agreement	—	156,232,000	—	156,232,000
Options purchased	2,754,227	166,364	—	2,920,591
Swaptions purchased	—	2,463,555	—	2,463,555
Foreign exchange options purchased	—	4,638,466	—	4,638,466
Futures contracts	1,722,896	—	—	1,722,896
Forward foreign currency contracts	—	21,660,613	—	21,660,613
Swap agreements	—	6,034,303	—	6,034,303
Total	$345,480,943	$402,308,805	$—	$747,789,748
Liabilities
Investments sold short	$(95,856,006)	$—	$—	$(95,856,006)
Options written	(117,536)	(107,269)	—	(224,805)
Futures contracts	(2,383,895)	—	—	(2,383,895)
Forward foreign currency contracts	—	(25,081,580)	—	(25,081,580)
Swap agreements	—	(5,500,196)	—	(5,500,196)
Total	$(98,357,437)	$(30,689,045)	$—	$(129,046,482)

At July 31, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

6  Perpetual investment. Date shown reflects the next call date.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Rate shown is the discount rate at the date of purchase unless otherwise noted.

9  Illiquid investment at the period end.

10  Payments made or received are based on the notional amount.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2017

Portfolio footnotes—(concluded)

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BOBL  Bundesobligationen

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

COFI  Cost of Funds Index

CVR  Contingent Value Right

DAC  Designated Activity Company

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SBA  Small Business Administration

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/ or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CBA  Commonwealth Bank of Australia

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAB  National Australia Bank

NTC  Northern Trust Corporation

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2017 to July 31, 2017.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2017	Ending account value July 31, 2017	Expenses paid during period[1] 02/01/17 to 07/31/17	Expense ratio during the period
PACE Government Money Market Investments
Class P	Actual	$1,000.00	$1,001.10	$2.98	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,019.70	4.86	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
Class C	Actual	1,000.00	1,017.10	7.35	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.51	7.35	1.47
Class Y	Actual	1,000.00	1,021.70	3.61	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
Class P	Actual	1,000.00	1,020.90	3.61	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.61	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,022.90	4.66	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class C	Actual	1,000.00	1,020.20	7.16	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	1,024.10	3.41	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,023.30	3.41	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,035.30	5.25	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
Class C	Actual	1,000.00	1,033.50	7.76	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.16	7.70	1.54
Class Y	Actual	1,000.00	1,036.70	3.99	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.88	3.96	0.79
Class P	Actual	1,000.00	1,037.40	3.99	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.88	3.96	0.79
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,033.90	4.29	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.58	4.26	0.85
Class C	Actual	1,000.00	1,031.30	6.80	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class Y	Actual	1,000.00	1,035.10	3.28	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
Class P	Actual	1,000.00	1,035.20	3.08	0.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.77	3.06	0.61

PACE Select Advisors Trust

		Beginning account value February 1, 2017	Ending account value July 31, 2017	Expenses paid during period[1] 02/01/17 to 07/31/17	Expense ratio during the period
PACE Global Fixed Income Investments
Class A	Actual	$1,000.00	$1,048.40	$5.79	1.14%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class C	Actual	1,000.00	1,044.90	8.21	1.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.76	8.10	1.62
Class Y	Actual	1,000.00	1,048.40	5.08	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
Class P	Actual	1,000.00	1,048.20	4.93	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.98	4.86	0.97
PACE High Yield Investments
Class A	Actual	1,000.00	1,041.40	5.47	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.41	1.08
Class C	Actual	1,000.00	1,038.80	7.94	1.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.01	7.85	1.57
Class Y	Actual	1,000.00	1,042.30	4.41	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.48	4.36	0.87
Class P	Actual	1,000.00	1,041.00	4.71	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,047.80	7.21	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.10	1.42
Class C	Actual	1,000.00	1,043.60	11.10	2.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.93	10.94	2.19
Class Y	Actual	1,000.00	1,049.00	5.94	1.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.99	5.86	1.17
Class P	Actual	1,000.00	1,049.20	6.05	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,163.60	6.22	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16
Class C	Actual	1,000.00	1,159.40	10.55	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.03	9.84	1.97
Class Y	Actual	1,000.00	1,165.00	4.83	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90
Class P	Actual	1,000.00	1,165.30	4.94	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.23	4.61	0.92

PACE Select Advisors Trust

		Beginning account value February 1, 2017	Ending account value July 31, 2017	Expenses paid during period[1] 02/01/17 to 07/31/17	Expense ratio during the period
PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$1,007.70	$6.17	1.24%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.21	1.24
Class C	Actual	1,000.00	1,004.00	9.94	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class Y	Actual	1,000.00	1,008.40	5.53	1.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.29	5.56	1.11
Class P	Actual	1,000.00	1,008.40	5.48	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,115.60	6.19	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.94	5.91	1.18
Class C	Actual	1,000.00	1,112.10	10.16	1.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.69	1.94
Class Y	Actual	1,000.00	1,116.00	5.88	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	5.61	1.12
Class P	Actual	1,000.00	1,115.80	5.51	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.26	1.05
PACE International Equity Investments
Class A	Actual	1,000.00	1,135.80	9.69	1.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.72	9.15	1.83
Class C	Actual	1,000.00	1,131.00	13.79	2.61
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.85	13.02	2.61
Class Y	Actual	1,000.00	1,137.10	8.21	1.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	7.75	1.55
Class P	Actual	1,000.00	1,137.40	8.27	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.80	1.56
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	1,182.10	9.47	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.12	8.75	1.75
Class C	Actual	1,000.00	1,178.00	13.50	2.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.40	12.47	2.50
Class Y	Actual	1,000.00	1,183.40	8.12	1.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.36	7.50	1.50
Class P	Actual	1,000.00	1,183.50	8.12	1.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.36	7.50	1.50

PACE Select Advisors Trust

		Beginning account value February 1, 2017	Ending account value July 31, 2017	Expenses paid during period[1] 02/01/17 to 07/31/17	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$1,054.90	$7.49	1.47%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.51	7.35	1.47
Class C	Actual	1,000.00	1,051.50	11.29	2.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.79	11.08	2.22
Class Y	Actual	1,000.00	1,055.20	6.22	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.11	1.22
Class P	Actual	1,000.00	1,056.90	6.22	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.11	1.22
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,016.10	11.30	2.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.59	11.28	2.26
Class C	Actual	1,000.00	1,012.10	15.07	3.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.82	15.05	3.02
Class Y	Actual	1,000.00	1,017.20	10.45	2.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.43	10.44	2.09
Class P	Actual	1,000.00	1,017.20	10.15	2.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.73	10.14	2.03

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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PACE Select Advisors Trust

Statement of assets and liabilities
July 31, 2017

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at value (cost—$152,266,120; $736,711,938; $444,661,137; $953,007,499; $362,109,770; $430,584,528 and $399,177,854 , respectively)[1]	$152,266,120	$739,077,043	$447,201,139	$964,490,567
Repurchase agreements, at value (cost—$48,034,000; $36,244,000; $6,009,000; $5,741,000; $1,772,000; $37,560,000 and $6,132,000, respectively)	48,034,000	36,244,000	6,009,000	5,741,000
Total investments in securities, at value (cost—$200,300,120; $772,955,938; $450,670,137; $958,748,499; $363,881,770; $468,144,528 and $405,309,854, respectively)	$200,300,120	$775,321,043	$453,210,139	$970,231,567
Cash	866	34,854	23,218	286,940
Cash collateral on futures	—	—	320,110	2,787,624
Cash collateral on swap agreements	—	967,000	230,120	929,000
Foreign currency, at value (cost—$0; $0; $191,531; $1,530,513; $0; $1,616,558 and $1,706,355, respectively)	—	—	195,147	1,544,936
Receivable for investments sold	—	980,093	1,383,700	4,605,964
Receivable for investments sold short	—	38,624,477	66,322,753	1,543,730
Receivable for shares of beneficial interest sold	159,161	451,991	297,730	631,363
Receivable for interest	61,583	1,411,452	2,173,325	5,953,222
Receivable for when issued TBA securities	—	304,972,059	12,281,453	87,613,393
Swap agreements, at value	—	4	—	—
Due from broker	—	—	55	60,291
Unrealized appreciation on forward foreign currency contracts	—	—	216,923	595,985
Receivable for variation margin on futures contracts	—	—	—	966,138
Receivable for foreign tax reclaims	—	—	302	16,434
Receivable for variation margin on centrally cleared swap agreements	—	203,765	2,253	568,171
Other assets	15,800	22,753	21,901	27,088
Total assets	200,537,530	1,122,989,491	536,679,129	1,078,361,846
Liabilities:
Payable for shares of beneficial interest repurchased	360,422	3,644,542	413,494	718,664
Dividends payable to shareholders	35,142	—	—	—
Payable to affiliate	6,143	197,279	147,068	377,208
Payable to custodian	5,906	32,675	29,283	79,088
Payable for when issued TBA securities	—	636,868,070	65,880,395	184,776,980
Investments sold short, at value (proceeds—$0; $34,950,023; $66,240,058; $1,543,730; $0; $0 and $0, respectively)	—	35,020,169	66,466,885	1,547,807
Due to broker	—	985,003	3,498	1,936,706
Payable for investments purchased	—	99,066	6,089,829	5,332,571
Options and swaptions written, at value (premiums received $0; $91,972; $380,397; $849,512; $0; $0 and $0, respectively)	—	53,491	214,530	148,787
Swap agreements, at value[2]	—	7,679	8,548	67,194
Payable for cash collateral from securities loaned	—	—	4,124,355	3,370,668
Unrealized depreciation on forward foreign currency contracts	—	—	178,437	967,792
Payable for dividend and interest expense on investments sold short	—	—	126,718	—
Payable for variation margin on futures contracts	—	—	6,260	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	3,301	3,658
Payable for dollar roll transactions	—	—	—	47,115,731
Deferred payable for dollar roll transactions	—	—	—	14,754
Accrued expenses and other liabilities	544,558	469,745	404,806	514,164
Total liabilities	952,171	677,377,719	144,097,407	246,971,772

1  Includes $0; $0; $4,041,437; $3,302,989; $0; $1,557,832 and $38,834,615, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were $5,709, $22,339 and $463,909, respectively.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at value (cost—$152,266,120; $736,711,938; $444,661,137; $953,007,499; $362,109,770; $430,584,528 and $399,177,854 , respectively)[1]	$375,354,015	$443,962,378	$413,969,519
Repurchase agreements, at value (cost—$48,034,000; $36,244,000; $6,009,000; $5,741,000; $1,772,000; $37,560,000 and $6,132,000, respectively)	1,772,000	37,560,000	6,132,000
Total investments in securities, at value (cost—$200,300,120; $772,955,938; $450,670,137; $958,748,499; $363,881,770; $468,144,528 and $405,309,854, respectively)	$377,126,015	$481,522,378	$420,101,519
Cash	11,700	—	274,218
Cash collateral on futures	—	957,459	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $191,531; $1,530,513; $0; $1,616,558 and $1,706,355, respectively)	—	1,649,648	1,718,663
Receivable for investments sold	1,839,473	1,903,903	3,354,993
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	135,559	257,401	215,706
Receivable for interest	4,389,962	3,234,237	6,148,293
Receivable for when issued TBA securities	—	—	—
Swap agreements, at value	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	3,362,539	241,528
Receivable for variation margin on futures contracts	—	308,695	—
Receivable for foreign tax reclaims	—	1,516	15,959
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Other assets	21,258	21,902	25,922
Total assets	383,523,967	493,219,678	432,096,801
Liabilities:
Payable for shares of beneficial interest repurchased	195,204	785,294	551,699
Dividends payable to shareholders	—	—	—
Payable to affiliate	165,877	235,284	206,287
Payable to custodian	21,686	284,243	27,092
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $34,950,023; $66,240,058; $1,543,730; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	126,914	—
Payable for investments purchased	3,429,409	39,842,578	4,091,523
Options and swaptions written, at value (premiums received $0; $91,972; $380,397; $849,512; $0; $0 and $0, respectively)	—	—	—
Swap agreements, at value[2]	—	—	—
Payable for cash collateral from securities loaned	—	1,588,508	39,105,815
Unrealized depreciation on forward foreign currency contracts	—	3,249,764	3,665,512
Payable for dividend and interest expense on investments sold short	—	—	—
Payable for variation margin on futures contracts	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	21,216	387
Payable for dollar roll transactions	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Accrued expenses and other liabilities	159,247	472,174	433,596
Total liabilities	3,971,423	46,605,975	48,081,911

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2017

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$199,587,063	$457,991,939	$389,223,060	$837,070,175
Accumulated undistributed (distributions in excess of) net investment income	—	521,882	1,236,003	8,560,371
Accumulated net realized gain (loss)	(1,704)	(14,898,153)	(424,755)	(28,228,803)
Net unrealized appreciation	—	1,996,104	2,547,414	13,988,331
Net assets	$199,585,359	$445,611,772	$392,581,722	$831,390,074
Class A
Net assets	$—	$36,238,923	$16,884,143	$13,605,061
Shares outstanding	—	2,819,415	1,368,421	984,941
Net asset value per share	$—	$12.85	$12.34	$13.81
Maximum offering price per share	$—	$13.35	$12.82	$14.35
Class C
Net assets	$—	$10,926,084	$1,217,108	$8,176,552
Shares outstanding	—	848,909	98,488	591,767
Net asset value and offering price per share	$—	$12.87	$12.36	$13.82
Class Y
Net assets	$—	$45,657,937	$336,806	$1,599,083
Shares outstanding	—	3,551,680	27,301	115,977
Net asset value, offering price and redemption value per share[3]	$—	$12.86	$12.34	$13.79
Class P
Net assets	$199,585,359	$352,788,828	$374,143,665	$808,009,378
Shares outstanding	199,585,861	27,433,499	30,320,811	58,528,706
Net asset value, offering price and redemption value per share[3]	$1.00	$12.86	$12.34	$13.81

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$365,816,397	$485,426,672	$382,256,019
Accumulated undistributed (distributions in excess of) net investment income	2,516	(37,835,408)	779,282
Accumulated net realized gain (loss)	489,386	(14,882,885)	(11,183,951)
Net unrealized appreciation	13,244,245	13,905,324	12,163,540
Net assets	$379,552,544	$446,613,703	$384,014,890
Class A
Net assets	$46,784,279	$38,367,520	$4,251,289
Shares outstanding	3,578,110	3,822,993	422,383
Net asset value per share	$13.08	$10.04	$10.07
Maximum offering price per share	$13.38	$10.43	$10.46
Class C
Net assets	$8,961,879	$2,639,474	$2,821,747
Shares outstanding	685,246	262,805	280,618
Net asset value and offering price per share	$13.08	$10.04	$10.06
Class Y
Net assets	$91,277	$2,591,908	$518,302
Shares outstanding	6,980	259,146	51,300
Net asset value, offering price and redemption value per share[3]	$13.08	$10.00	$10.10
Class P
Net assets	$323,715,109	$403,014,801	$376,423,552
Shares outstanding	24,748,523	40,162,135	37,307,381
Net asset value, offering price and redemption value per share[3]	$13.08	$10.03	$10.09
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2017

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at value (cost—$1,324,489,358; $938,947,928; $465,221,393; $443,906,665; $1,178,301,755; $391,459,621; $143,775,468 and $536,058,977, respectively)[1]	$1,512,945,492	$1,297,520,837	$509,913,573	$516,107,467
Repurchase agreements, at value (cost—$19,986,000; $34,082,000; $27,325,000; $9,001,000; $11,061,000; $4,025,000; $873,000 and $156,232,000, respectively)	19,986,000	34,082,000	27,325,000	9,001,000
Total investments in securities, at value (cost—$1,344,475,358; $973,029,928; $492,546,393; $452,907,665; $1,189,362,755; $395,484,621; $144,648,468 and $692,290,977, respectively)	$1,532,931,492	$1,331,602,837	$537,238,573	$525,108,467
Cash	39,198	43,700	18,428	—
Cash collateral on futures	—	—	—	—
Cash collateral on options	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	3,845,131	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $930,542; $888,888; $45,466 and $1,667,533, respectively)	—	—	—	—
Receivable for investments sold	13,646,342	6,154,051	5,945,783	6,286,527
Receivable for investments sold short	2,054,891	—	—	—
Receivable for shares of beneficial interest sold	636,216	483,216	301,359	242,277
Receivable for dividends and interest	1,142,851	217,468	200,983	28,170
Swap agreements, at value	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	5,851	11,038	—	—
Other assets	33,082	31,097	22,203	21,173
Total assets	1,554,335,054	1,338,543,407	543,727,329	531,686,614
Liabilities:
Investments sold short, at value (proceeds—$157,884,924; $0; $0; $0; $140,573,714; $0; $0 and $90,192,662, respectively)	176,977,160	—	—	—
Payable for cash collateral from securities loaned	15,222,949	—	14,098,351	24,788,415
Payable for investments purchased	15,053,979	2,580,714	2,617,482	9,778,108
Payable for shares of beneficial interest repurchased	1,350,087	1,586,915	493,731	773,773
Payable to affiliate	867,479	876,448	365,602	328,340
Payable to custodian	87,012	85,557	34,326	190,286
Payable for dividend and interest expense on investments sold short	72,556	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	4,631	—
Payable for bank loan	—	—	—	—
Deferred foreign capital gain taxes payable	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Due to broker	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $694,478, respectively)	—	—	—	—
Accrued expenses and other liabilities	677,794	524,412	486,017	505,050
Total liabilities	210,309,016	5,654,046	18,100,140	36,363,972

1  Includes $34,094,925; $31,932,517; $57,020,149; $134,064,735; $44,966,123; $5,822,292; $6,699,186 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Alternative Strategies Investments were $75,242.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at value (cost—$1,324,489,358; $938,947,928; $465,221,393; $443,906,665; $1,178,301,755; $391,459,621; $143,775,468 and $536,058,977, respectively)[1]	$1,302,070,226	$463,267,371	$143,480,893	$562,139,936
Repurchase agreements, at value (cost—$19,986,000; $34,082,000; $27,325,000; $9,001,000; $11,061,000; $4,025,000; $873,000 and $156,232,000, respectively)	11,061,000	4,025,000	873,000	156,232,000
Total investments in securities, at value (cost—$1,344,475,358; $973,029,928; $492,546,393; $452,907,665; $1,189,362,755; $395,484,621; $144,648,468 and $692,290,977, respectively)	$1,313,131,226	$467,292,371	$144,353,893	$718,371,936
Cash	89,232	149,629	72,815	—
Cash collateral on futures	—	—	—	8,874,227
Cash collateral on options	—	—	—	535,507
Cash collateral for forward foreign currency contracts	—	—	—	2,472,020
Cash collateral on swap agreements	—	—	—	3,995,935
Cash collateral on investments sold short	11,170,977	—	—	39,879,835
Foreign currency, at value (cost—$0; $0; $0; $0; $930,542; $888,888; $45,466 and $1,667,533, respectively)	944,694	889,261	45,764	1,651,107
Receivable for investments sold	3,479,703	6,204,480	531,074	5,288,840
Receivable for investments sold short	410,322	—	—	815,829
Receivable for shares of beneficial interest sold	1,014,744	381,498	106,683	427,030
Receivable for dividends and interest	1,523,456	2,375,148	95,448	613,500
Swap agreements, at value	—	—	—	2,434,618
Receivable for variation margin on futures contracts	—	—	—	159,308
Receivable for variation margin on centrally cleared swap agreements	—	—	—	70,411
Due from broker	—	—	—	1,345,470
Unrealized appreciation on forward foreign currency contracts	—	—	—	21,660,613
Receivable for foreign tax reclaims	2,668,936	8,837	27,880	111,158
Other assets	101,696	20,802	10,253	31,094
Total assets	1,334,534,986	477,322,026	145,243,810	808,738,438
Liabilities:
Investments sold short, at value (proceeds—$157,884,924; $0; $0; $0; $140,573,714; $0; $0 and $90,192,662, respectively)	151,545,427	—	—	95,856,006
Payable for cash collateral from securities loaned	23,924,399	3,980,781	2,478,451	—
Payable for investments purchased	1,564,348	2,264,261	1,047,159	10,747,017
Payable for shares of beneficial interest repurchased	1,525,238	479,703	145,925	982,679
Payable to affiliate	828,732	427,425	59,026	788,990
Payable to custodian	179,492	139,989	21,094	248,875
Payable for dividend and interest expense on investments sold short	205,109	—	—	49,287
Payable for foreign withholding taxes and foreign capital gains taxes	102,884	360,732	64,563	3,787
Payable for bank loan	1,528,972	—	—	—
Deferred foreign capital gain taxes payable	—	996,706	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	25,081,580
Swap agreements, at value[2]	—	—	—	3,933,803
Due to broker	—	—	—	463,164
Payable for variation margin on futures contracts	—	—	—	820,305
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $694,478, respectively)	—	—	—	224,805
Accrued expenses and other liabilities	693,770	541,225	426,193	480,142
Total liabilities	182,098,371	9,190,822	4,242,411	139,680,440

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2017

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,084,378,172	$880,130,103	$428,546,997	$407,314,822
Accumulated undistributed (distributions in excess of) net investment income	10,520,659	108,076	35,794	(1,762,888)
Accumulated net realized gain (loss)	79,763,309	94,078,272	52,352,204	17,569,906
Net unrealized appreciation (depreciation)	169,363,898	358,572,910	44,692,194	72,200,802
Net assets	$1,344,026,038	$1,332,889,361	$525,627,189	$495,322,642
Class A
Net assets	$117,222,568	$45,095,006	$17,626,941	$22,681,176
Shares outstanding	4,945,221	1,791,017	843,337	1,350,943
Net asset value per share	$23.70	$25.18	$20.90	$16.79
Maximum offering price per share	$25.08	$26.65	$22.12	$17.77
Class C
Net assets	$12,197,083	$2,860,167	$4,238,670	$2,984,524
Shares outstanding	514,330	137,519	241,107	227,891
Net asset value and offering price per share	$23.71	$20.80	$17.58	$13.10
Class Y
Net assets	$17,451,447	$14,237,937	$297,129	$99,755
Shares outstanding	734,174	545,000	13,687	5,516
Net asset value, offering price and redemption value per share[3]	$23.77	$26.12	$21.71	$18.08
Class P
Net assets	$1,197,154,940	$1,270,696,251	$503,464,449	$469,557,187
Shares outstanding	50,607,280	48,985,526	23,448,541	26,343,572
Net asset value, offering price and redemption value per share[3]	$23.66	$25.94	$21.47	$17.82

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,163,289,160	$459,208,814	$141,028,535	$699,920,186
Accumulated undistributed (distributions in excess of) net investment income	13,975,215	5,513,473	979,609	(6,810,171)
Accumulated net realized gain (loss)	(137,682,514)	(67,605,899)	(715,101)	(39,619,354)
Net unrealized appreciation (depreciation)	112,854,754	71,014,816	(291,644)	15,567,337
Net assets	$1,152,436,615	$468,131,204	$141,001,399	$669,057,998
Class A
Net assets	$31,113,443	$4,082,171	$457,873	$8,702,213
Shares outstanding	1,917,478	300,389	59,549	812,761
Net asset value per share	$16.23	$13.59	$7.69	$10.71
Maximum offering price per share	$17.17	$14.38	$8.14	$11.33
Class C
Net assets	$2,046,905	$1,357,633	$251,626	$9,363,137
Shares outstanding	128,805	108,372	34,235	931,318
Net asset value and offering price per share	$15.89	$12.53	$7.35	$10.05
Class Y
Net assets	$14,725,949	$7,807,374	$30,287	$645,675
Shares outstanding	910,583	569,718	4,065	60,615
Net asset value, offering price and redemption value per share[3]	$16.17	$13.70	$7.45	$10.65
Class P
Net assets	$1,104,550,318	$454,884,026	$140,261,613	$650,346,973
Shares outstanding	68,461,122	33,366,562	18,896,040	61,281,372
Net asset value, offering price and redemption value per share[3]	$16.13	$13.63	$7.42	$10.61

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2017

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$10,920
Interest (net of foreign withholding taxes of $0; $15,168; $3,301; $30,792; $0; $36,065 and $1,193, respectively)	1,227,280	11,079,303	9,261,159	30,814,505
Securities lending income	—	—	9,707	16,575
	1,227,280	11,079,303	9,270,866	30,842,000
Expenses:
Investment management and administration fees	668,599	3,010,994	2,182,534	5,090,000
Service fees–Class A	—	96,275	44,217	33,442
Service and distribution fees–Class C	—	86,636	10,547	69,848
Transfer agency and related services fees	793,977	832,941	636,201	887,598
Custody and accounting fees	17,120	204,556	191,745	482,317
Professional fees	122,111	164,601	147,385	143,313
Interest expense	—	3,113	1,134	810,764
Reports and notices to shareholders	117,918	57,902	69,212	67,419
State registration fees	30,646	59,293	57,766	62,105
Trustees' fees	26,830	31,080	29,892	37,063
Insurance expense	4,575	13,037	10,959	22,589
Other expenses	35,295	16,333	30,262	41,969
	1,817,071	4,576,761	3,411,854	7,748,427
Fee waivers and/or expense reimbursements by investment manager and administrator	(817,609)	(934,768)	(556,870)	(829,653)
Net expenses	999,462	3,641,993	2,854,984	6,918,774
Net investment income	227,818	7,437,310	6,415,882	23,923,226
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	(1,112)	(2,189,070)	(1,241,829)	3,165,437
Futures	—	—	489,688	(5,303,576)
Options and swaptions written	—	1,022,000	440,085	2,069,498
Investments sold short	—	(117,088)	28,179	59,292
Swap agreements	—	681,047	286,132	(3,668,572)
Forward foreign currency contracts	—	—	78,242	(2,937,899)
Foreign currency transactions	—	—	(8,628)	(319,329)
Net realized gain (loss)	(1,112)	(603,111)	71,869	(6,935,149)
Net change in unrealized appreciation/depreciation of:
Investments	—	(6,338,388)	(3,186,132)	(26,164,261)
Futures	—	—	529,169	(1,312,225)
Options and swaptions written	—	29,408	(47,564)	224,717
Investments sold short	—	53,954	(226,827)	(4,077)
Swap agreements	—	1,360,221	351,557	23,690,004
Forward foreign currency contracts	—	—	104,609	1,139,778
Other assets and liabilities denominated in foreign currency	—	—	(85,242)	46,700
Net change in unrealized appreciation/depreciation	—	(4,894,805)	(2,560,430)	(2,379,364)
Net realized and unrealized gain (loss) from investment activities	(1,112)	(5,497,916)	(2,488,561)	(9,314,513)
Net increase in net assets resulting from operations	$226,706	$1,939,394	$3,927,321	$14,608,713

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$31,105
Interest (net of foreign withholding taxes of $0; $15,168; $3,301; $30,792; $0; $36,065 and $1,193, respectively)	12,941,292	10,963,228	26,923,764
Securities lending income	—	—	146,495
	12,941,292	10,963,228	27,101,364
Expenses:
Investment management and administration fees	2,076,799	3,715,349	3,328,593
Service fees–Class A	121,165	100,503	10,692
Service and distribution fees–Class C	71,479	20,522	22,578
Transfer agency and related services fees	144,426	833,454	664,954
Custody and accounting fees	132,790	454,979	176,900
Professional fees	131,132	184,395	179,034
Interest expense	—	29,510	—
Reports and notices to shareholders	21,644	105,446	68,041
State registration fees	56,240	57,276	54,525
Trustees' fees	29,438	31,459	37,117
Insurance expense	10,278	13,497	10,992
Other expenses	27,041	34,490	38,648
	2,822,432	5,580,880	4,592,074
Fee waivers and/or expense reimbursements by investment manager and administrator	(270,360)	(938,080)	(728,130)
Net expenses	2,552,072	4,642,800	3,863,944
Net investment income	10,389,220	6,320,428	23,237,420
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	804,680	(13,451,642)	8,864,311
Futures	—	3,341,336	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(14,690,539)	(3,656,666)
Foreign currency transactions	—	466,560	3,413,895
Net realized gain (loss)	804,680	(24,334,285)	8,621,540
Net change in unrealized appreciation/depreciation of:
Investments	(12,678,000)	(6,721,975)	14,017,717
Futures	—	(2,067,463)	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	(1,276,777)	(1,648,667)
Other assets and liabilities denominated in foreign currency	—	41,438	(406,104)
Net change in unrealized appreciation/depreciation	(12,678,000)	(10,024,777)	11,962,946
Net realized and unrealized gain (loss) from investment activities	(11,873,320)	(34,359,062)	20,584,486
Net increase in net assets resulting from operations	$(1,484,100)	$(28,038,634)	$43,821,906

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2017

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $103,347; $135,737; $22,822; $17,219; $3,036,238; $1,491,790; $135,016 and $267,749, respectively)	$38,783,032	$15,448,705	$9,906,500	$2,454,086
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $499; $0 and $50,235, respectively)	4,198	6,411	5,397	3,380
Securities lending income	106,279	123,063	194,162	284,284
	38,893,509	15,578,179	10,106,059	2,741,750
Expenses:
Investment management and administration fees	9,942,977	9,783,648	4,259,107	3,812,412
Service fees–Class A	291,265	106,251	44,443	54,930
Service and distribution fees–Class C	123,536	30,525	42,862	27,914
Transfer agency and related services fees	1,016,639	968,966	927,370	929,767
Dividend expense, interest expense and other borrowing costs for investments sold short	4,359,644	—	—	—
Custody and accounting fees	522,166	489,473	208,834	185,943
Professional fees	125,923	139,729	155,003	131,370
Reports and notices to shareholders	92,191	83,723	120,722	70,680
State registration fees	62,462	61,721	56,430	55,620
Trustees' fees	45,297	43,596	39,067	31,025
Insurance expense	35,321	33,185	14,225	12,832
Interest expense	1,945	1,382	1,127	4
Other expenses	65,677	50,703	33,220	27,989
	16,685,043	11,792,902	5,902,410	5,340,486
Fee waivers and/or expense reimbursements by investment manager and administrator	(167,285)	(94,087)	(110,252)	(209,831)
Net expenses	16,517,758	11,698,815	5,792,158	5,130,655
Net investment income (loss)	22,375,751	3,879,364	4,313,901	(2,388,905)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $0; $38,498 and $0, respectively)	122,143,351	107,429,870	67,192,145	36,174,906
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(19,390,606)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(611)	—	(719)	—
Net realized gain (loss)	102,752,134	107,429,870	67,191,426	36,174,906
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $593,510; $0 and $0, respectively)	77,409,064	85,272,003	5,245,649	42,237,611
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(3,876,075)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	(1)	—	14	—
Net change in unrealized appreciation/depreciation	73,532,988	85,272,003	5,245,663	42,237,611
Net realized and unrealized gain (loss) from investment activities	176,285,122	192,701,873	72,437,089	78,412,517
Net increase in net assets resulting from operations	$198,660,873	$196,581,237	$76,750,990	$76,023,612

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $103,347; $135,737; $22,822; $17,219; $3,036,238; $1,491,790; $135,016 and $267,749, respectively)	$35,853,425	$11,819,812	$5,313,654	$5,868,554
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $499; $0 and $50,235, respectively)	10,598	4,643	289	4,194,617
Securities lending income	512,901	98,611	25,416	—
	36,376,924	11,923,066	5,339,359	10,063,171
Expenses:
Investment management and administration fees	9,004,835	4,641,059	1,128,572	9,563,271
Service fees–Class A	73,783	9,583	1,083	23,444
Service and distribution fees–Class C	20,077	12,872	2,831	107,774
Transfer agency and related services fees	942,165	852,111	659,621	532,234
Dividend expense, interest expense and other borrowing costs for investments sold short	4,043,409	—	—	2,809,149
Custody and accounting fees	969,960	780,931	99,570	492,373
Professional fees	164,791	196,906	162,407	191,655
Reports and notices to shareholders	74,178	63,338	51,610	103,221
State registration fees	61,945	56,776	51,914	67,591
Trustees' fees	39,419	29,961	25,461	34,330
Insurance expense	25,125	10,291	3,620	19,152
Interest expense	2,465	1,378	151	83,337
Other expenses	68,255	58,389	47,871	150,840
	15,490,407	6,713,595	2,234,711	14,178,371
Fee waivers and/or expense reimbursements by investment manager and administrator	(304,776)	(361,044)	(524,038)	(651,152)
Net expenses	15,185,631	6,352,551	1,710,673	13,527,219
Net investment income (loss)	21,191,293	5,570,515	3,628,686	(3,464,048)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $0; $38,498 and $0, respectively)	46,834,149	13,184,777	5,910,546	23,685,172
Futures	—	—	—	2,468,209
Options and swaptions written	—	—	—	1,009,312
Investments sold short	(10,885,608)	—	—	(11,309,952)
Swap agreements	—	—	—	(5,718,639)
Forward foreign currency contracts	125,266	29,834	—	3,491,542
Foreign currency transactions	(690,070)	(277,161)	(45,115)	(909,690)
Net realized gain (loss)	35,383,737	12,937,450	5,865,431	12,715,954
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $593,510; $0 and $0, respectively)	116,501,326	62,369,570	(9,846,764)	10,212,311
Futures	—	—	—	(2,305,659)
Options and swaptions written	—	—	—	540,965
Investments sold short	(8,189,216)	—	—	(1,352,990)
Swap agreements	—	—	—	3,746,372
Forward foreign currency contracts	—	—	—	(5,368,453)
Other assets and liabilities denominated in foreign currency	91,697	5,054	(4,526)	43,484
Net change in unrealized appreciation/depreciation	108,403,807	62,374,624	(9,851,290)	5,516,030
Net realized and unrealized gain (loss) from investment activities	143,787,544	75,312,074	(3,985,859)	18,231,984
Net increase in net assets resulting from operations	$164,978,837	$80,882,589	$(357,173)	$14,767,936

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Government Money Market Investments		PACE Mortgaged-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2017	2016	2017	2016	2017	2016
From operations:
Net investment income	$227,818	$19,842	$7,437,310	$8,745,222	$6,415,882	$6,593,134
Net realized gain (loss)	(1,112)	3,848	(603,111)	10,624,481	71,869	2,026,860
Net change in unrealized appreciation/depreciation	—	—	(4,894,805)	1,043,822	(2,560,430)	4,537,087
Net increase (decrease) in net assets resulting from operations	226,706	23,690	1,939,394	20,413,525	3,927,321	13,157,081
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(999,111)	(1,006,916)	(248,850)	(263,010)
Net investment income–Class C	—	—	(241,527)	(215,766)	(12,274)	(15,891)
Net investment income–Class Y	—	—	(1,357,824)	(1,146,926)	(6,037)	(6,942)
Net investment income–Class P	(227,818)	(19,842)	(10,920,203)	(10,342,027)	(6,505,074)	(6,640,312)
Net realized gains–Class A	—	—	—	—	(53,263)	(131,084)
Net realized gains–Class C	—	—	—	—	(4,338)	(12,463)
Net realized gains–Class Y	—	—	—	—	(1,117)	(3,103)
Net realized gains–Class P	—	(5,106)	—	—	(1,190,266)	(2,790,103)
	(227,818)	(24,948)	(13,518,665)	(12,711,635)	(8,021,219)	(9,862,908)
From beneficial interest transactions:
Net proceeds from shares sold	279,769,071	256,831,799	90,902,809	108,709,216	60,949,841	83,092,551
Cost of shares repurchased	(263,332,595)	(242,373,374)	(156,678,233)	(146,802,261)	(103,374,812)	(89,117,955)
Proceeds from dividends reinvested	173,450	16,261	12,331,064	11,603,725	7,226,182	8,939,336
Net increase (decrease) in net assets from beneficial interest transactions	16,609,926	14,474,686	(53,444,360)	(26,489,320)	(35,198,789)	2,913,932
Redemption fees	—	—	—	508	—	379
Net increase (decrease) in net assets	16,608,814	14,473,428	(65,023,631)	(18,786,922)	(39,292,687)	6,208,484
Net assets:
Beginning of year	182,976,545	168,503,117	510,635,403	529,422,325	431,874,409	425,665,925
End of year	$199,585,359	$182,976,545	$445,611,772	$510,635,403	$392,581,722	$431,874,409
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$521,882	$591,116	$1,236,003	$1,920,184

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2017	2016	2017	2016
From operations:
Net investment income	$23,923,226	$25,782,846	$10,389,220	$11,031,941
Net realized gain (loss)	(6,935,149)	1,971,284	804,680	2,852,505
Net change in unrealized appreciation/depreciation	(2,379,364)	20,739,782	(12,678,000)	11,910,940
Net increase (decrease) in net assets resulting from operations	14,608,713	48,493,912	(1,484,100)	25,795,386
Dividends and distributions to shareholders from:
Net investment income–Class A	(373,634)	(352,102)	(1,196,328)	(1,292,121)
Net investment income–Class C	(213,828)	(234,401)	(186,374)	(207,063)
Net investment income–Class Y	(57,890)	(71,126)	(2,088)	(2,267)
Net investment income–Class P	(25,022,010)	(24,915,797)	(8,998,907)	(9,532,273)
Net realized gains–Class A	(212,312)	(91,459)	(361,045)	(255,997)
Net realized gains–Class C	(152,383)	(76,636)	(70,658)	(52,887)
Net realized gains–Class Y	(30,485)	(17,865)	(500)	(411)
Net realized gains–Class P	(13,137,303)	(6,082,217)	(2,468,971)	(1,721,048)
	(39,199,845)	(31,841,603)	(13,284,871)	(13,064,067)
From beneficial interest transactions:
Net proceeds from shares sold	111,384,315	130,723,266	52,483,400	64,243,911
Cost of shares repurchased	(174,065,722)	(215,705,066)	(81,616,612)	(85,572,394)
Proceeds from dividends reinvested	36,180,494	29,443,249	11,312,647	11,190,519
Net increase (decrease) in net assets from beneficial interest transactions	(26,500,913)	(55,538,551)	(17,820,565)	(10,137,964)
Redemption fees	—	872	—	106
Net increase (decrease) in net assets	(51,092,045)	(38,885,370)	(32,589,536)	2,593,461
Net assets:
Beginning of year	882,482,119	921,367,489	412,142,080	409,548,619
End of year	$831,390,074	$882,482,119	$379,552,544	$412,142,080
Accumulated undistributed (distributions in excess of) net investment income	$8,560,371	$11,568,318	$2,516	$—

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2017	2016	2017	2016	2017	2016
From operations:
Net investment income	$6,320,428	$8,267,980	$23,237,420	$24,490,507	$22,375,751	$23,690,889
Net realized gain (loss)	(24,334,285)	(72,752)	8,621,540	(10,315,324)	102,752,134	31,507,344
Net change in unrealized appreciation/depreciation	(10,024,777)	53,419,683	11,962,946	4,897,701	73,532,988	(20,617,177)
Net increase (decrease) in net assets resulting from operations	(28,038,634)	61,614,911	43,821,906	19,072,884	198,660,873	34,581,056
Dividends and distributions to shareholders from:
Net investment income–Class A	(698,459)	(1,270,967)	(234,072)	(224,536)	(1,794,574)	(1,600,974)
Net investment income–Class C	(41,628)	(71,865)	(149,979)	(163,374)	(87,986)	(76,124)
Net investment income–Class Y	(54,336)	(125,618)	(36,967)	(53,220)	(323,059)	(296,865)
Net investment income–Class P	(8,442,767)	(15,380,077)	(22,930,243)	(20,953,766)	(21,042,472)	(19,469,455)
Net realized gains–Class A	—	—	—	—	(3,142,416)	(12,437,876)
Net realized gains–Class C	—	—	—	—	(329,787)	(1,467,118)
Net realized gains–Class Y	—	—	—	—	(489,234)	(1,945,097)
Net realized gains–Class P	—	—	—	—	(32,190,594)	(127,599,656)
Return of capital–Class A	(295,590)	—	—	(30,687)	—	—
Return of capital–Class C	(12,799)	—	—	(23,690)	—	—
Return of capital–Class Y	(22,046)	—	—	(7,822)	—	—
Return of capital–Class P	(3,682,347)	—	—	(3,115,953)	—	—
	(13,249,972)	(16,848,527)	(23,351,261)	(24,573,048)	(59,400,122)	(164,893,165)
From beneficial interest transactions:
Net proceeds from shares sold	58,371,399	70,938,828	56,193,257	68,242,265	100,350,237	114,721,376
Cost of shares repurchased	(148,124,325)	(120,107,244)	(134,944,631)	(103,053,687)	(253,996,261)	(244,023,149)
Proceeds from dividends reinvested	12,200,509	15,504,917	21,521,712	22,662,079	55,848,030	155,548,126
Net increase (decrease) in net assets from beneficial interest transactions	(77,552,417)	(33,663,499)	(57,229,662)	(12,149,343)	(97,797,994)	26,246,353
Redemption fees	—	94	—	110	—	230
Net increase (decrease) in net assets	(118,841,023)	11,102,979	(36,759,017)	(17,649,397)	41,462,757	(104,065,526)
Net assets:
Beginning of year	565,454,726	554,351,747	420,773,907	438,423,304	1,302,563,281	1,406,628,807
End of year	$446,613,703	$565,454,726	$384,014,890	$420,773,907	$1,344,026,038	$1,302,563,281
Accumulated undistributed (distributions in excess of) net investment income	$(37,835,408)	$(12,797,911)	$779,282	$(1,221,874)	$10,520,659	$11,580,610

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2017	2016	2017	2016
From operations:
Net investment income	$3,879,364	$17,504	$4,313,901	$2,621,107
Net realized gain (loss)	107,429,870	51,721,018	67,191,426	9,610,733
Net change in unrealized appreciation/depreciation	85,272,003	(46,533,169)	5,245,663	(5,331,431)
Net increase (decrease) in net assets resulting from operations	196,581,237	5,205,353	76,750,990	6,900,409
Dividends and distributions to shareholders from:
Net investment income–Class A	(53,501)	—	(240,797)	(98,376)
Net investment income–Class C	—	—	(35,921)	—
Net investment income–Class Y	(48,062)	—	(5,472)	(6,601)
Net investment income–Class P	(4,211,251)	—	(7,324,442)	(3,438,922)
Net realized gains–Class A	(1,344,842)	(6,743,462)	(483,160)	(1,705,018)
Net realized gains–Class C	(118,699)	(683,839)	(133,716)	(511,308)
Net realized gains–Class Y	(402,707)	(2,275,236)	(10,874)	(90,053)
Net realized gains–Class P	(36,392,528)	(190,560,995)	(13,555,466)	(47,631,702)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(42,571,590)	(200,263,532)	(21,789,848)	(53,481,980)
From beneficial interest transactions:
Net proceeds from shares sold	100,602,806	107,834,177	46,350,974	57,217,306
Cost of shares repurchased	(236,697,202)	(255,468,632)	(108,673,345)	(99,345,849)
Proceeds from dividends reinvested	40,489,153	190,898,503	20,535,489	51,029,897
Net increase (decrease) in net assets from beneficial interest transactions	(95,605,243)	43,264,048	(41,786,882)	8,901,354
Redemption fees	—	169	—	202
Net increase (decrease) in net assets	58,404,404	(151,793,962)	13,174,260	(37,680,015)
Net assets:
Beginning of year	1,274,484,957	1,426,278,919	512,452,929	550,132,944
End of year	$1,332,889,361	$1,274,484,957	$525,627,189	$512,452,929
Accumulated undistributed (distributions in excess of) net investment income	$108,076	$1,024,277	$35,794	$890,309

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2017	2016	2017	2016	2017	2016
From operations:
Net investment income (loss)	$(2,388,905)	$(2,510,206)	$21,191,293	$18,366,295	$5,570,515	$4,446,997
Net realized gain (loss)	36,174,906	8,739,120	35,383,737	(15,369,401)	12,937,450	(53,277,339)
Net change in unrealized appreciation/depreciation	42,237,611	(70,434,920)	108,403,807	(49,156,793)	62,374,624	35,601,481
Net increase (decrease) in net assets resulting from operations	76,023,612	(64,206,006)	164,978,837	(46,159,899)	80,882,589	(13,228,861)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(572,185)	(432,357)	(30,175)	(12,585)
Net investment income–Class C	—	—	(22,364)	(15,942)	(1,193)	—
Net investment income–Class Y	—	—	(318,588)	(296,907)	(75,310)	(80,288)
Net investment income–Class P	—	—	(20,728,400)	(16,216,509)	(4,085,462)	(3,935,905)
Net realized gains–Class A	—	(5,003,773)	—	—	—	—
Net realized gains–Class C	—	(822,961)	—	—	—	—
Net realized gains–Class Y	—	(139,471)	—	—	—	—
Net realized gains–Class P	—	(93,077,502)	—	—	—	—
	—	(99,043,707)	(21,641,537)	(16,961,715)	(4,192,140)	(4,028,778)
From beneficial interest transactions:
Net proceeds from shares sold	44,322,542	58,421,325	183,012,794	125,619,598	67,086,338	87,114,243
Cost of shares repurchased	(94,477,371)	(98,839,401)	(166,846,663)	(177,781,640)	(87,148,727)	(99,001,183)
Proceeds from dividends reinvested	700	94,257,227	20,182,585	15,838,350	3,965,359	3,797,286
Net increase (decrease) in net assets from beneficial interest transactions	(50,154,129)	53,839,151	36,348,716	(36,323,692)	(16,097,030)	(8,089,654)
Redemption fees	—	202	—	154	—	66
Net increase (decrease) in net assets	25,869,483	(109,410,360)	179,686,016	(99,445,152)	60,593,419	(25,347,227)
Net assets:
Beginning of year	469,453,159	578,863,519	972,750,599	1,072,195,751	407,537,785	432,885,012
End of year	$495,322,642	$469,453,159	$1,152,436,615	$972,750,599	$468,131,204	$407,537,785
Accumulated undistributed (distributions in excess of) net investment income	$(1,762,888)	$(1,450,466)	$13,975,215	$13,829,414	$5,513,473	$4,034,632

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2017	2016	2017	2016
From operations:
Net investment income (loss)	$3,628,686	$2,917,793	$(3,464,048)	$(2,424,766)
Net realized gain (loss)	5,865,431	3,127,694	12,715,954	(16,126,169)
Net change in unrealized appreciation/depreciation	(9,851,290)	7,777,210	5,516,030	(6,960,759)
Net increase (decrease) in net assets resulting from operations	(357,173)	13,822,697	14,767,936	(25,511,694)
Dividends and distributions to shareholders from:
Net investment income–Class A	(17,802)	(8,823)	—	(176,054)
Net investment income–Class C	(10,900)	(7,358)	—	(310,096)
Net investment income–Class Y	(938)	(7,174)	—	(553,606)
Net investment income–Class P	(6,046,507)	(4,510,322)	—	(25,341,043)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(6,076,147)	(4,533,677)	—	(26,380,799)
From beneficial interest transactions:
Net proceeds from shares sold	17,169,512	17,256,164	110,510,485	224,976,743
Cost of shares repurchased	(27,668,849)	(27,584,055)	(193,020,289)	(262,735,339)
Proceeds from dividends reinvested	5,652,218	4,240,406	—	24,526,498
Net increase (decrease) in net assets from beneficial interest transactions	(4,847,119)	(6,087,485)	(82,509,804)	(13,232,098)
Redemption fees	—	126	—	179
Net increase (decrease) in net assets	(11,280,439)	3,201,661	(67,741,868)	(65,124,412)
Net assets:
Beginning of year	152,281,838	149,080,177	736,799,866	801,924,278
End of year	$141,001,399	$152,281,838	$669,057,998	$736,799,866
Accumulated undistributed (distributions in excess of) net investment income	$979,609	$1,421,533	$(6,810,171)	$(6,915,212)

See accompanying notes to financial statements.

PACE Select Advisors

Statement of cash flows
For the year ended July 31, 2017

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$198,660,873
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(750,881,762)
Purchases to cover investments sold short	(187,775,314)
Proceeds from disposition of long-term investments	912,279,439
Sales of investments sold short	172,880,343
Net purchases from short-term investments	(18,935,258)
Net realized (gains) from investments in securities	(122,143,351)
Net realized losses from investments sold short	19,390,606
Net change in unrealized appreciation/depreciation of investments in securities	(77,409,064)
Net change in unrealized appreciation/depreciation of investments sold short	3,876,075
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	14,854,355
Receivable for interest	468,047
Receivable for foreign tax reclaims	(5,851)
Other assets	258
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(8,556,097)
Payable to affiliate	33,018
Payable for foreign withholding taxes and foreign capital gains taxes	(18)
Payable for dividends and interest on investments sold short	(13,298)
Payable to custodian	3,639
Accrued expenses and other liabilities	43,675
Net cash provided from operating activities	156,770,315
Cash flows from financing activities
Proceeds from shares sold	100,948,191
Cost of shares repurchased	(254,128,078)
Dividends paid to shareholders	(3,552,092)
Net cash used in financing activities	(156,731,979)
Net increase in cash and foreign currency	38,336
Cash and foreign currency, beginning of year	862
Cash and foreign currency, end of year	$39,198
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(55,848,030)
Cash paid during the period for interest	$1,945

See accompanying notes to financial statements.

PACE Select Advisors

Statement of cash flows (concluded)
For the year ended July 31, 2017

PACE International Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$164,978,837
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(681,634,391)
Purchases to cover investments sold short	(172,409,721)
Proceeds from disposition of long-term investments	638,075,046
Sales of investments sold short	180,834,174
Net purchases from short-term investments	9,664,766
Net realized (gains) from investments in securities	(46,834,149)
Net realized losses from investments sold short	10,885,608
Net change in unrealized appreciation/depreciation of investments in securities	(116,501,326)
Net change in unrealized appreciation/depreciation of investments sold short	8,189,216
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	14,993,524
Receivable for interest and dividends	280,100
Receivable for foreign tax reclaims	(818,025)
Other assets	(72,707)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(31,875,290)
Payable for foreign withholding taxes and foreign capital gains taxes	(153,470)
Payable for bank loan	938,864
Payable to affiliate	128,888
Payable for dividends and interest on investments sold short	156,849
Payable to custodian	28,325
Accrued expenses and other liabilities	44,075
Net cash used for operating activities	(21,100,807)
Cash flows from financing activities
Proceeds from shares sold	183,617,910
Cost of shares repurchased	(166,365,500)
Dividends paid to shareholders	(1,458,952)
Net cash provided by financing activities	15,793,458
Net decrease in cash and foreign currency	(5,307,349)
Cash and foreign currency, beginning of year	6,341,275
Cash and foreign currency, end of year	$1,033,926
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(20,182,585)
Cash paid during the year for interest	$2,465

See accompanying notes to financial statements.

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PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each year is presented below:

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.001	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gains (losses)	(0.000)[1]	0.000[1]	—	0.000[1]	—
Net increase from operations	0.001	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	(0.000)[1]	—	(0.000)[1]	—
Total dividends and distributions	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.11%	0.01%	0.01%	0.01%[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%	0.96%	0.93%	0.91%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.52%	0.26%	0.14%	0.14%	0.19%
Net investment income	0.12%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$199,585	$182,977	$168,503	$212,025	$309,842

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.15	$12.96	$12.82	$12.62	$13.46
Net investment income[1]	0.17	0.19	0.11	0.15	0.11
Net realized and unrealized gains (losses)	(0.13)	0.29	0.26	0.32	(0.39)
Net increase (decrease) from operations	0.04	0.48	0.37	0.47	(0.28)
Dividends from net investment income	(0.34)	(0.29)	(0.23)	(0.27)	(0.31)
Distributions from net realized gains	—	—	—	—	(0.25)
Total dividends and distributions	(0.34)	(0.29)	(0.23)	(0.27)	(0.56)
Net asset value, end of year	$12.85	$13.15	$12.96	$12.82	$12.62
Total investment return[2]	0.30%	3.76%	2.86%	3.74%	(2.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%	1.07%[3]	1.07%	1.07%	1.05%
Expenses after fee waivers and/or expense reimbursements	0.97%	0.97%[3]	0.97%	0.97%	0.99%
Net investment income	1.33%	1.47%	0.87%	1.17%	0.83%
Supplemental data:
Net assets, end of year (000's)	$36,239	$41,260	$47,860	$59,834	$66,554
Portfolio turnover	1,255%	1,383%	1,360%	1,117%	1,336%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.16	$12.96	$12.82	$12.62	$13.47
Net investment income[1]	0.19	0.23	0.15	0.18	0.14
Net realized and unrealized gains (losses)	(0.12)	0.29	0.25	0.32	(0.40)
Net increase (decrease) from operations	0.07	0.52	0.40	0.50	(0.26)
Dividends from net investment income	(0.37)	(0.32)	(0.26)	(0.30)	(0.34)
Distributions from net realized gains	—	—	—	—	(0.25)
Total dividends and distributions	(0.37)	(0.32)	(0.26)	(0.30)	(0.59)
Net asset value, end of year	$12.86	$13.16	$12.96	$12.82	$12.62
Total investment return[2]	0.63%	4.03%	3.12%	4.00%	(2.05)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.99%	0.89%[3]	0.86%	0.87%	0.85%
Expenses after fee waivers and/or expense reimbursements	0.72%	0.72%[3]	0.72%	0.72%	0.74%
Net investment income	1.49%	1.73%	1.13%	1.42%	1.08%
Supplemental data:
Net assets, end of year (000's)	$45,658	$51,823	$46,071	$47,959	$57,567
Portfolio turnover	1,255%	1,383%	1,360%	1,117%	1,336%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.17	$12.97	$12.84	$12.63	$13.48
Net investment income[1]	0.11	0.13	0.05	0.09	0.04
Net realized and unrealized gains (losses)	(0.14)	0.30	0.24	0.32	(0.40)
Net increase (decrease) from operations	(0.03)	0.43	0.29	0.41	(0.36)
Dividends from net investment income	(0.27)	(0.23)	(0.16)	(0.20)	(0.24)
Distributions from net realized gains	—	—	—	—	(0.25)
Total dividends and distributions	(0.27)	(0.23)	(0.16)	(0.20)	(0.49)
Net asset value, end of year	$12.87	$13.17	$12.97	$12.84	$12.63
Total investment return[2]	(0.21)%	3.32%	2.27%	3.29%	(2.78)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.58%	1.60%[3]	1.59%	1.59%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.47%	1.47%[3]	1.47%	1.47%	1.49%
Net investment income	0.83%	0.97%	0.37%	0.67%	0.33%
Supplemental data:
Net assets, end of year (000's)	$10,926	$12,299	$12,887	$13,958	$16,907
Portfolio turnover	1,255%	1,383%	1,360%	1,117%	1,336%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.16	$12.96	$12.83	$12.63	$13.47
Net investment income[1]	0.21	0.22	0.15	0.18	0.14
Net realized and unrealized gains (losses)	(0.14)	0.30	0.24	0.32	(0.39)
Net increase (decrease) from operations	0.07	0.52	0.39	0.50	(0.25)
Dividends from net investment income	(0.37)	(0.32)	(0.26)	(0.30)	(0.34)
Distributions from net realized gains	—	—	—	—	(0.25)
Total dividends and distributions	(0.37)	(0.32)	(0.26)	(0.30)	(0.59)
Net asset value, end of year	$12.86	$13.16	$12.96	$12.83	$12.63
Total investment return[2]	0.55%	4.10%	3.04%	4.00%	(1.97)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.91%[3]	0.91%	0.90%	0.86%
Expenses after fee waivers and/or expense reimbursements	0.72%	0.72%[3]	0.72%	0.72%	0.74%
Net investment income	1.60%	1.72%	1.13%	1.41%	1.08%
Supplemental data:
Net assets, end of year (000's)	$352,789	$405,253	$422,604	$435,063	$447,362
Portfolio turnover	1,255%	1,383%	1,360%	1,117%	1,336%

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.45	$12.36	$12.33	$12.20	$12.42
Net investment income[1]	0.16	0.16	0.16	0.14	0.12
Net realized and unrealized gains (losses)	(0.06)	0.18	0.04	0.14	(0.22)
Net increase (decrease) from operations	0.10	0.34	0.20	0.28	(0.10)
Dividends from net investment income	(0.17)	(0.17)	(0.16)	(0.15)	(0.12)
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	—	—
Total dividends and distributions	(0.21)	(0.25)	(0.17)	(0.15)	(0.12)
Net asset value, end of year	$12.34	$12.45	$12.36	$12.33	$12.20
Total investment return[2]	0.84%	2.85%	1.64%	2.30%	(0.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.01%[3]	1.03%[3]	1.03%[3]	1.03%	0.99%[3]
Expenses after fee waivers and/or expense reimbursements	0.93%[3]	0.93%[3]	0.93%[3]	0.93%	0.93%[3]
Net investment income	1.32%	1.31%	1.26%	1.18%	0.98%
Supplemental data:
Net assets, end of year (000's)	$16,884	$18,681	$19,932	$28,080	$31,355
Portfolio turnover	437%	284%	476%	827%	818%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.45	$12.36	$12.33	$12.20	$12.43
Net investment income[1]	0.19	0.19	0.19	0.18	0.15
Net realized and unrealized gains (losses)	(0.05)	0.18	0.04	0.13	(0.23)
Net increase (decrease) from operations	0.14	0.37	0.23	0.31	(0.08)
Dividends from net investment income	(0.21)	(0.20)	(0.19)	(0.18)	(0.15)
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	—	—
Total dividends and distributions	(0.25)	(0.28)	(0.20)	(0.18)	(0.15)
Net asset value, end of year	$12.34	$12.45	$12.36	$12.33	$12.20
Total investment return[2]	1.09%	3.11%	1.90%	2.56%	(0.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[3]	0.94%[3]	0.86%[3]	1.05%	0.89%[3]
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%[3]	0.68%[3]	0.68%	0.68%[3]
Net investment income	1.57%	1.56%	1.51%	1.43%	1.24%
Supplemental data:
Net assets, end of year (000's)	$337	$401	$444	$543	$674
Portfolio turnover	437%	284%	476%	827%	818%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.47	$12.37	$12.35	$12.22	$12.44
Net investment income[1]	0.10	0.10	0.09	0.08	0.06
Net realized and unrealized gains (losses)	(0.06)	0.19	0.04	0.14	(0.23)
Net increase (decrease) from operations	0.04	0.29	0.13	0.22	(0.17)
Dividends from net investment income	(0.11)	(0.11)	(0.10)	(0.09)	(0.05)
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	—	—
Total dividends and distributions	(0.15)	(0.19)	(0.11)	(0.09)	(0.05)
Net asset value, end of year	$12.36	$12.47	$12.37	$12.35	$12.22
Total investment return[2]	0.32%	2.41%	1.05%	1.78%	(1.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.52%[3]	1.53%[3]	1.53%[3]	1.52%	1.49%[3]
Expenses after fee waivers and/or expense reimbursements	1.43%[3]	1.43%[3]	1.43%[3]	1.43%	1.43%[3]
Net investment income	0.81%	0.81%	0.76%	0.68%	0.48%
Supplemental data:
Net assets, end of year (000's)	$1,217	$1,644	$1,931	$2,260	$2,685
Portfolio turnover	437%	284%	476%	827%	818%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.45	$12.36	$12.33	$12.20	$12.43
Net investment income[1]	0.19	0.19	0.19	0.18	0.15
Net realized and unrealized gains (losses)	(0.05)	0.18	0.04	0.13	(0.23)
Net increase (decrease) from operations	0.14	0.37	0.23	0.31	(0.08)
Dividends from net investment income	(0.21)	(0.20)	(0.19)	(0.18)	(0.15)
Distributions from net realized gains	(0.04)	(0.08)	(0.01)	—	—
Total dividends and distributions	(0.25)	(0.28)	(0.20)	(0.18)	(0.15)
Net asset value, end of year	$12.34	$12.45	$12.36	$12.33	$12.20
Total investment return[2]	1.09%	3.11%	1.90%	2.56%	(0.68)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.82%[3]	0.83%[3]	0.83%[3]	0.82%	0.74%[3]
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%[3]	0.68%[3]	0.68%	0.68%[3]
Net investment income	1.57%	1.56%	1.51%	1.43%	1.22%
Supplemental data:
Net assets, end of year (000's)	$374,144	$411,148	$403,358	$417,011	$415,894
Portfolio turnover	437%	284%	476%	827%	818%

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.21	$13.93	$13.90	$14.16	$15.29
Net investment income[1]	0.36	0.37	0.35	0.37	0.41
Net realized and unrealized gains (losses)	(0.15)	0.38	0.01	0.11	(0.78)
Net increase (decrease) from operations	0.21	0.75	0.36	0.48	(0.37)
Dividends from net investment income	(0.39)	(0.37)	(0.33)	(0.28)	(0.43)
Distributions from net realized gains	(0.22)	(0.10)	—	(0.37)	(0.33)
Return of capital	—	—	—	(0.09)	—
Total dividends, distributions, and return of capital	(0.61)	(0.47)	(0.33)	(0.74)	(0.76)
Net asset value, end of year	$13.81	$14.21	$13.93	$13.90	$14.16
Total investment return[2]	1.61%	5.43%	2.69%	3.51%	(2.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.12%	1.10%[3]	1.07%	1.06%[3]	1.03%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.06%	1.01%[3]	1.05%	1.06%[3]	1.06%[3,4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.96%	0.95%	1.03%	1.05%	1.05%[4]
Net investment income	2.59%	2.69%	2.52%	2.63%	2.72%
Supplemental data:
Net assets, end of year (000's)	$13,605	$13,480	$13,699	$44,465	$67,417
Portfolio turnover	212%	133%	154%	154%	186%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.19	$13.91	$13.89	$14.15	$15.28
Net investment income[1]	0.39	0.39	0.37	0.40	0.42
Net realized and unrealized gains (losses)	(0.15)	0.38	0.02	0.12	(0.76)
Net increase (decrease) from operations	0.24	0.77	0.39	0.52	(0.34)
Dividends from net investment income	(0.42)	(0.39)	(0.37)	(0.31)	(0.46)
Distributions from net realized gains	(0.22)	(0.10)	—	(0.37)	(0.33)
Return of capital	—	—	—	(0.10)	—
Total dividends, distributions, and return of capital	(0.64)	(0.49)	(0.37)	(0.78)	(0.79)
Net asset value, end of year	$13.79	$14.19	$13.91	$13.89	$14.15
Total investment return[2]	1.87%	5.68%	2.81%	3.82%	(2.38)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.03%	0.97%[3]	0.93%	0.93%[3]	0.90%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.81%	0.87%[3]	0.83%	0.81%[3]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.84%	2.82%	2.66%	2.90%	2.80%
Supplemental data:
Net assets, end of year (000's)	$1,599	$2,283	$2,543	$3,158	$3,638
Portfolio turnover	212%	133%	154%	154%	186%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.22	$13.93	$13.91	$14.17	$15.29
Net investment income[1]	0.29	0.30	0.28	0.30	0.34
Net realized and unrealized gains (losses)	(0.15)	0.39	0.01	0.11	(0.78)
Net increase (decrease) from operations	0.14	0.69	0.29	0.41	(0.44)
Dividends from net investment income	(0.32)	(0.30)	(0.27)	(0.23)	(0.35)
Distributions from net realized gains	(0.22)	(0.10)	—	(0.37)	(0.33)
Return of capital	—	—	—	(0.07)	—
Total dividends, distributions, and return of capital	(0.54)	(0.40)	(0.27)	(0.67)	(0.68)
Net asset value, end of year	$13.82	$14.22	$13.93	$13.91	$14.17
Total investment return[2]	1.10%	4.98%	2.16%	3.03%	(2.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.62%	1.60%[3]	1.54%	1.53%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.56%	1.51%[3]	1.52%	1.53%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	1.46%	1.45%	1.50%	1.52%	1.51%
Net investment income	2.09%	2.19%	1.98%	2.17%	2.26%
Supplemental data:
Net assets, end of year (000's)	$8,177	$10,418	$11,752	$15,143	$20,992
Portfolio turnover	212%	133%	154%	154%	186%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.20	$13.92	$13.90	$14.16	$15.29
Net investment income[1]	0.39	0.40	0.38	0.40	0.44
Net realized and unrealized gains (losses)	(0.14)	0.38	0.01	0.11	(0.78)
Net increase (decrease) from operations	0.25	0.78	0.39	0.51	(0.34)
Dividends from net investment income	(0.42)	(0.40)	(0.37)	(0.30)	(0.46)
Distributions from net realized gains	(0.22)	(0.10)	—	(0.37)	(0.33)
Return of capital	—	—	—	(0.10)	—
Total dividends, distributions, and return of capital	(0.64)	(0.50)	(0.37)	(0.77)	(0.79)
Net asset value, end of year	$13.81	$14.20	$13.92	$13.90	$14.16
Total investment return[2]	1.94%	5.68%	2.91%	3.77%	(2.37)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.90%	0.88%[3]	0.82%	0.81%[3]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.81%	0.79%[3]	0.80%	0.81%[3,4]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%	0.72%	0.78%	0.81%[4]	0.81%
Net investment income	2.84%	2.92%	2.69%	2.90%	2.96%
Supplemental data:
Net assets, end of year (000's)	$808,009	$856,301	$893,373	$889,402	$833,352
Portfolio turnover	212%	133%	154%	154%	186%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.55	$13.14	$13.19	$12.91	$13.56
Net investment income[1]	0.32	0.33	0.32	0.34	0.33
Net realized and unrealized gains (losses)	(0.37)	0.48	(0.05)	0.38	(0.59)
Net increase (decrease) from operations	(0.05)	0.81	0.27	0.72	(0.26)
Dividends from net investment income	(0.32)	(0.33)	(0.32)	(0.34)	(0.33)
Distributions from net realized gains	(0.10)	(0.07)	—	(0.10)	(0.06)
Total dividends and distributions	(0.42)	(0.40)	(0.32)	(0.44)	(0.39)
Net asset value, end of year	$13.08	$13.55	$13.14	$13.19	$12.91
Total investment return[2]	(0.29)%	6.26%	2.07%	5.64%	(1.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.92%	0.92%	0.92%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.85%	0.85%	0.90%[3]	0.90%	0.91%
Net investment income	2.47%	2.49%	2.42%	2.59%	2.47%
Supplemental data:
Net assets, end of year (000's)	$46,784	$51,397	$53,923	$63,225	$63,540
Portfolio turnover	14%	15%	21%	30%	69%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.56	$13.15	$13.20	$12.92	$13.57
Net investment income[1]	0.35	0.36	0.35	0.37	0.37
Net realized and unrealized gains (losses)	(0.38)	0.48	(0.05)	0.38	(0.60)
Net increase (decrease) from operations	(0.03)	0.84	0.30	0.75	(0.23)
Dividends from net investment income	(0.35)	(0.36)	(0.35)	(0.37)	(0.36)
Distributions from net realized gains	(0.10)	(0.07)	—	(0.10)	(0.06)
Total dividends and distributions	(0.45)	(0.43)	(0.35)	(0.47)	(0.42)
Net asset value, end of year	$13.08	$13.56	$13.15	$13.20	$12.92
Total investment return[2]	(0.16)%	6.49%	2.32%	5.89%	(1.74)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.71%	0.72%	0.70%	0.72%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.64%	0.65%	0.65%	0.65%	0.66%
Net investment income	2.67%	2.69%	2.67%	2.84%	2.72%
Supplemental data:
Net assets, end of year (000's)	$91	$70	$81	$83	$82
Portfolio turnover	14%	15%	21%	30%	69%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.55	$13.14	$13.19	$12.91	$13.57
Net investment income[1]	0.26	0.26	0.25	0.27	0.26
Net realized and unrealized gains (losses)	(0.37)	0.49	(0.05)	0.38	(0.60)
Net increase (decrease) from operations	(0.11)	0.75	0.20	0.65	(0.34)
Dividends from net investment income	(0.26)	(0.27)	(0.25)	(0.27)	(0.26)
Distributions from net realized gains	(0.10)	(0.07)	—	(0.10)	(0.06)
Total dividends and distributions	(0.36)	(0.34)	(0.25)	(0.37)	(0.32)
Net asset value, end of year	$13.08	$13.55	$13.14	$13.19	$12.91
Total investment return[2]	(0.80)%	5.72%	1.55%	5.10%	(2.56)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%	1.42%	1.42%	1.43%	1.44%
Expenses after fee waivers and/or expense reimbursements	1.35%	1.35%	1.40%	1.40%	1.41%
Net investment income	1.96%	1.98%	1.92%	2.09%	1.97%
Supplemental data:
Net assets, end of year (000's)	$8,962	$10,537	$10,388	$11,033	$12,336
Portfolio turnover	14%	15%	21%	30%	69%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.56	$13.15	$13.19	$12.91	$13.57
Net investment income[1]	0.35	0.36	0.35	0.37	0.36
Net realized and unrealized gains (losses)	(0.38)	0.49	(0.04)	0.38	(0.60)
Net increase (decrease) from operations	(0.03)	0.85	0.31	0.75	(0.24)
Dividends from net investment income	(0.35)	(0.37)	(0.35)	(0.37)	(0.36)
Distributions from net realized gains	(0.10)	(0.07)	—	(0.10)	(0.06)
Total dividends and distributions	(0.45)	(0.44)	(0.35)	(0.47)	(0.42)
Net asset value, end of year	$13.08	$13.56	$13.15	$13.19	$12.91
Total investment return[2]	(0.13)%	6.51%	2.39%	5.90%	(1.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%	0.67%	0.67%	0.68%	0.70%
Expenses after fee waivers and/or expense reimbursements	0.61%	0.60%	0.65%	0.65%	0.66%
Net investment income	2.71%	2.73%	2.67%	2.84%	2.70%
Supplemental data:
Net assets, end of year (000's)	$323,715	$350,137	$345,157	$334,999	$300,838
Portfolio turnover	14%	15%	21%	30%	69%

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.79	$9.94	$10.82	$10.56	$11.40
Net investment income[1]	0.11	0.14	0.16	0.19	0.19
Net realized and unrealized gains (losses)	(0.61)	1.00	(0.71)	0.34	(0.72)
Net increase (decrease) from operations	(0.50)	1.14	(0.55)	0.53	(0.53)
Dividends from net investment income	(0.18)	(0.29)	(0.23)	(0.14)	(0.16)
Return of capital	(0.07)	—	(0.10)	(0.13)	(0.15)
Total dividends and return of capital	(0.25)	(0.29)	(0.33)	(0.27)	(0.31)
Net asset value, end of year	$10.04	$10.79	$9.94	$10.82	$10.56
Total investment return[2]	(4.59)%	11.77%	(5.17)%	5.08%	(4.80)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.29%[3]	1.28%[3]	1.27%[3]	1.28%[3]	1.27%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.10%[3]	1.04%[3]	1.17%[3]	1.22%[3]	1.22%[3]
Net investment income	1.11%	1.33%	1.56%	1.79%	1.65%
Supplemental data:
Net assets, end of year (000's)	$38,368	$45,624	$44,725	$62,808	$70,052
Portfolio turnover	199%	38%	40%	46%	63%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.75	$9.91	$10.79	$10.54	$11.37
Net investment income[1]	0.13	0.16	0.18	0.21	0.21
Net realized and unrealized gains (losses)	(0.62)	0.99	(0.71)	0.33	(0.71)
Net increase (decrease) from operations	(0.49)	1.15	(0.53)	0.54	(0.50)
Dividends from net investment income	(0.18)	(0.31)	(0.24)	(0.14)	(0.17)
Return of capital	(0.08)	—	(0.11)	(0.15)	(0.16)
Total dividends and return of capital	(0.26)	(0.31)	(0.35)	(0.29)	(0.33)
Net asset value, end of year	$10.00	$10.75	$9.91	$10.79	$10.54
Total investment return[2]	(4.45)%	11.93%	(5.00)%	5.23%	(4.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.13%[3]	1.07%[3]	1.09%[3]	1.07%[3]	1.09%[3]
Expenses after fee waivers and/or expense reimbursements	0.94%[3]	0.84%[3]	1.00%[3,4]	1.00%[3]	1.00%[3]
Net investment income	1.28%	1.54%	1.72%	2.01%	1.88%
Supplemental data:
Net assets, end of year (000's)	$2,592	$4,040	$4,510	$5,479	$5,171
Portfolio turnover	199%	38%	40%	46%	63%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.79	$9.95	$10.82	$10.57	$11.41
Net investment income[1]	0.06	0.09	0.11	0.14	0.13
Net realized and unrealized gains (losses)	(0.61)	0.99	(0.70)	0.33	(0.72)
Net increase (decrease) from operations	(0.55)	1.08	(0.59)	0.47	(0.59)
Dividends from net investment income	(0.15)	(0.24)	(0.22)	(0.12)	(0.13)
Return of capital	(0.05)	—	(0.06)	(0.10)	(0.12)
Total dividends and return of capital	(0.20)	(0.24)	(0.28)	(0.22)	(0.25)
Net asset value, end of year	$10.04	$10.79	$9.95	$10.82	$10.57
Total investment return[2]	(5.04)%	11.12%	(5.55)%	4.47%	(5.26)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.77%[3]	1.76%[3]	1.76%[3]	1.76%[3]	1.75%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.58%[3]	1.52%[3]	1.65%[3]	1.70%[3]	1.69%[3]
Net investment income	0.63%	0.85%	1.07%	1.31%	1.17%
Supplemental data:
Net assets, end of year (000's)	$2,639	$3,160	$2,994	$4,559	$5,862
Portfolio turnover	199%	38%	40%	46%	63%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.79	$9.94	$10.82	$10.56	$11.40
Net investment income[1]	0.13	0.15	0.18	0.21	0.21
Net realized and unrealized gains (losses)	(0.63)	1.01	(0.71)	0.34	(0.72)
Net increase (decrease) from operations	(0.50)	1.16	(0.53)	0.55	(0.51)
Dividends from net investment income	(0.18)	(0.31)	(0.23)	(0.14)	(0.17)
Return of capital	(0.08)	—	(0.12)	(0.15)	(0.16)
Total dividends and return of capital	(0.26)	(0.31)	(0.35)	(0.29)	(0.33)
Net asset value, end of year	$10.03	$10.79	$9.94	$10.82	$10.56
Total investment return[2]	(4.51)%	11.99%	(4.99)%	5.31%	(4.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.11%[3]	1.08%[3]	1.08%[3]	1.10%[3]	1.10%[3]
Expenses after fee waivers and/or expense reimbursements	0.92%[3]	0.85%[3]	1.00%[3,4]	1.00%[3]	1.00%[3]
Net investment income	1.29%	1.52%	1.71%	2.01%	1.88%
Supplemental data:
Net assets, end of year (000's)	$403,015	$512,631	$502,122	$526,312	$467,121
Portfolio turnover	199%	38%	40%	46%	63%

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.59	$9.70	$10.62	$10.41	$10.15
Net investment income[1]	0.54	0.54	0.54	0.56	0.64
Net realized and unrealized gains (losses)	0.48	(0.11)	(0.78)	0.21	0.41
Net increase (decrease) from operations	1.02	0.43	(0.24)	0.77	1.05
Dividends from net investment income	(0.54)	(0.47)	(0.53)	(0.56)	(0.63)
Distributions from net realized gains	—	—	(0.15)	—	(0.15)
Return of capital	—	(0.07)	—	—	(0.01)
Total dividends, distributions and return of capital	(0.54)	(0.54)	(0.68)	(0.56)	(0.79)
Net asset value, end of year	$10.07	$9.59	$9.70	$10.62	$10.41
Total investment return[2]	10.93%	4.88%	(2.29)%	7.59%	10.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.25%	1.26%	1.26%	1.26%	1.27%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.07%	1.08%	1.25%	1.26%	1.27%
Net investment income	5.43%	5.84%	5.20%	5.28%	6.07%
Supplemental data:
Net assets, end of year (000's)	$4,251	$3,764	$5,330	$23,516	$23,400
Portfolio turnover	91%	103%	57%	20%	26%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.62	$9.73	$10.66	$10.44	$10.18
Net investment income[1]	0.56	0.56	0.55	0.59	0.66
Net realized and unrealized gains (losses)	0.48	(0.10)	(0.78)	0.22	0.41
Net increase (decrease) from operations	1.04	0.46	(0.23)	0.81	1.07
Dividends from net investment income	(0.56)	(0.49)	(0.55)	(0.59)	(0.65)
Distributions from net realized gains	—	—	(0.15)	—	(0.15)
Return of capital	—	(0.08)	—	—	(0.01)
Total dividends, distributions and return of capital	(0.56)	(0.57)	(0.70)	(0.59)	(0.81)
Net asset value, end of year	$10.10	$9.62	$9.73	$10.66	$10.44
Total investment return[2]	11.21%	5.11%	(2.13)%	7.94%	10.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.05%	1.03%	1.03%	1.00%	1.02%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.88%	0.86%	1.02%	1.00%	1.02%
Net investment income	5.66%	6.09%	5.40%	5.54%	6.26%
Supplemental data:
Net assets, end of year (000's)	$518	$874	$1,119	$1,692	$1,552
Portfolio turnover	91%	103%	57%	20%	26%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE High Yield Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.58	$9.69	$10.62	$10.40	$10.14
Net investment income[1]	0.49	0.49	0.48	0.51	0.59
Net realized and unrealized gains (losses)	0.48	(0.10)	(0.78)	0.22	0.41
Net increase (decrease) from operations	0.97	0.39	(0.30)	0.73	1.00
Dividends from net investment income	(0.49)	(0.43)	(0.48)	(0.51)	(0.58)
Distributions from net realized gains	—	—	(0.15)	—	(0.15)
Return of capital	—	(0.07)	—	—	(0.01)
Total dividends, distributions and return of capital	(0.49)	(0.50)	(0.63)	(0.51)	(0.74)
Net asset value, end of year	$10.06	$9.58	$9.69	$10.62	$10.40
Total investment return[2]	10.39%	4.38%	(2.83)%	7.20%	9.98%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.74%	1.75%	1.73%	1.72%	1.73%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.57%	1.57%	1.72%	1.72%	1.73%
Net investment income	4.95%	5.36%	4.71%	4.82%	5.61%
Supplemental data:
Net assets, end of year (000's)	$2,822	$3,347	$3,913	$5,607	$5,607
Portfolio turnover	91%	103%	57%	20%	26%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.61	$9.72	$10.65	$10.43	$10.17
Net investment income[1]	0.55	0.56	0.55	0.58	0.66
Net realized and unrealized gains (losses)	0.49	(0.11)	(0.78)	0.23	0.41
Net increase (decrease) from operations	1.04	0.45	(0.23)	0.81	1.07
Dividends from net investment income	(0.56)	(0.49)	(0.55)	(0.59)	(0.65)
Distributions from net realized gains	—	—	(0.15)	—	(0.15)
Return of capital	—	(0.07)	—	—	(0.01)
Total dividends, distributions and return of capital	(0.56)	(0.56)	(0.70)	(0.59)	(0.81)
Net asset value, end of year	$10.09	$9.61	$9.72	$10.65	$10.43
Total investment return[2]	11.07%	5.03%	(2.14)%	7.92%	10.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%	1.11%	1.09%	1.10%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.92%	0.94%	1.03%	1.03%	1.05%
Net investment income	5.59%	6.00%	5.39%	5.50%	6.28%
Supplemental data:
Net assets, end of year (000's)	$376,424	$412,789	$428,061	$431,812	$357,726
Portfolio turnover	91%	103%	57%	20%	26%

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.35	$23.72	$25.25	$22.53	$17.27
Net investment income[1]	0.33	0.34	0.23	0.30	0.23
Net realized and unrealized gains	2.99	0.11	1.34	2.92	5.27
Net increase from operations	3.32	0.45	1.57	3.22	5.50
Dividends from net investment income	(0.35)	(0.32)	(0.30)	(0.21)	(0.24)
Distributions from net realized gains	(0.62)	(2.50)	(2.80)	(0.29)	—
Total dividends and distributions	(0.97)	(2.82)	(3.10)	(0.50)	(0.24)
Net asset value, end of year	$23.70	$21.35	$23.72	$25.25	$22.53
Total investment return[2]	15.74%	2.87%	6.23%	14.39%	32.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.45%	1.48%	1.48%	1.32%	1.16%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%	1.47%	1.47%	1.31%	1.15%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.11%	1.13%	1.13%	1.13%	1.15%
Net investment income	1.47%	1.63%	0.94%	1.25%	1.16%
Supplemental data:
Net assets, end of year (000's)	$117,223	$111,716	$124,198	$155,480	$151,583
Portfolio turnover	71%	65%	97%	71%	71%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.41	$23.78	$25.32	$22.60	$17.32
Net investment income[1]	0.39	0.40	0.29	0.36	0.27
Net realized and unrealized gains	3.00	0.11	1.35	2.91	5.29
Net increase from operations	3.39	0.51	1.64	3.27	5.56
Dividends from net investment income	(0.41)	(0.38)	(0.38)	(0.26)	(0.28)
Distributions from net realized gains	(0.62)	(2.50)	(2.80)	(0.29)	—
Total dividends and distributions	(1.03)	(2.88)	(3.18)	(0.55)	(0.28)
Net asset value, end of year	$23.77	$21.41	$23.78	$25.32	$22.60
Total investment return[2]	16.02%	3.16%	6.51%	14.62%	32.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.20%	1.23%	1.23%	1.07%	0.92%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.19%	1.21%	1.23%	1.06%	0.91%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.86%	0.88%	0.88%	0.89%	0.91%
Net investment income	1.73%	1.89%	1.19%	1.50%	1.40%
Supplemental data:
Net assets, end of year (000's)	$17,451	$17,870	$19,593	$19,765	$18,536
Portfolio turnover	71%	65%	97%	71%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.36	$23.69	$25.23	$22.53	$17.26
Net investment income[1]	0.16	0.18	0.04	0.11	0.07
Net realized and unrealized gains	2.97	0.12	1.33	2.91	5.29
Net increase from operations	3.13	0.30	1.37	3.02	5.36
Dividends from net investment income	(0.16)	(0.13)	(0.11)	(0.03)	(0.09)
Distributions from net realized gains	(0.62)	(2.50)	(2.80)	(0.29)	—
Total dividends and distributions	(0.78)	(2.63)	(2.91)	(0.32)	(0.09)
Net asset value, end of year	$23.71	$21.36	$23.69	$25.23	$22.53
Total investment return[2]	14.80%	2.11%	5.44%	13.43%	31.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	2.23%	2.26%	2.25%	2.10%	1.95%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.21%	2.25%	2.25%	2.09%	1.95%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.89%	1.91%	1.90%	1.92%	1.95%
Net investment income	0.70%	0.85%	0.17%	0.47%	0.36%
Supplemental data:
Net assets, end of year (000's)	$12,197	$12,690	$14,500	$15,380	$14,437
Portfolio turnover	71%	65%	97%	71%	71%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.31	$23.68	$25.24	$22.52	$17.26
Net investment income[1]	0.38	0.39	0.29	0.36	0.27
Net realized and unrealized gains	2.99	0.12	1.33	2.91	5.27
Net increase from operations	3.37	0.51	1.62	3.27	5.54
Dividends from net investment income	(0.40)	(0.38)	(0.38)	(0.26)	(0.28)
Distributions from net realized gains	(0.62)	(2.50)	(2.80)	(0.29)	—
Total dividends and distributions	(1.02)	(2.88)	(3.18)	(0.55)	(0.28)
Net asset value, end of year	$23.66	$21.31	$23.68	$25.24	$22.52
Total investment return[2]	16.03%	3.17%	6.48%	14.62%	32.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.22%	1.24%	1.24%	1.08%	0.91%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.20%	1.23%	1.23%	1.07%	0.91%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.89%	0.88%	0.90%	0.91%
Net investment income	1.70%	1.87%	1.19%	1.49%	1.40%
Supplemental data:
Net assets, end of year (000's)	$1,197,155	$1,160,287	$1,248,338	$1,263,296	$1,135,014
Portfolio turnover	71%	65%	97%	71%	71%

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$22.37	$26.24	$25.75	$23.52	$19.40
Net investment income (loss)[1]	0.02	(0.05)	(0.15)	0.07	0.08
Net realized and unrealized gains	3.54	0.10	3.70	4.39	4.08
Net increase from operations	3.56	0.05	3.55	4.46	4.16
Dividends from net investment income	(0.03)	—	—	(0.04)	(0.04)
Distributions from net realized gains	(0.72)	(3.92)	(3.06)	(2.19)	—
Total dividends and distributions	(0.75)	(3.92)	(3.06)	(2.23)	(0.04)
Net asset value, end of year	$25.18	$22.37	$26.24	$25.75	$23.52
Total investment return[2]	16.50%	0.73%	14.60%	19.60%	21.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.18%[3]	1.19%[3]	1.18%[3]	1.18%	1.21%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.17%[3]	1.18%[3]	1.18%[3]	1.18%	1.21%
Net investment income (loss)	0.07%	(0.24)%	(0.57)%	0.28%	0.40%
Supplemental data:
Net assets, end of year (000's)	$45,095	$42,862	$46,777	$68,207	$63,108
Portfolio turnover	40%	33%	48%	40%	76%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.19	$26.98	$26.39	$24.06	$19.86
Net investment income (loss)[1]	0.08	0.01	(0.09)	0.14	0.14
Net realized and unrealized gains	3.66	0.12	3.80	4.48	4.17
Net increase from operations	3.74	0.13	3.71	4.62	4.31
Dividends from net investment income	(0.09)	—	(0.06)	(0.10)	(0.11)
Distributions from net realized gains	(0.72)	(3.92)	(3.06)	(2.19)	—
Total dividends and distributions	(0.81)	(3.92)	(3.12)	(2.29)	(0.11)
Net asset value, end of year	$26.12	$23.19	$26.98	$26.39	$24.06
Total investment return[2]	16.73%	1.04%	14.89%	19.86%	21.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3]	0.92%[3]	0.92%[3]	0.93%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.91%[3]	0.91%[3]	0.92%[3]	0.93%	0.96%
Net investment income (loss)	0.33%	0.02%	(0.32)%	0.53%	0.66%
Supplemental data:
Net assets, end of year (000's)	$14,238	$13,989	$16,174	$15,858	$14,814
Portfolio turnover	40%	33%	48%	40%	76%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.73	$22.79	$22.91	$21.29	$17.67
Net investment income (loss)[1]	(0.13)	(0.20)	(0.31)	(0.13)	(0.08)
Net realized and unrealized gains	2.92	0.06	3.25	3.94	3.70
Net increase from operations	2.79	(0.14)	2.94	3.81	3.62
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(0.72)	(3.92)	(3.06)	(2.19)	—
Total dividends and distributions	(0.72)	(3.92)	(3.06)	(2.19)	—
Net asset value, end of year	$20.80	$18.73	$22.79	$22.91	$21.29
Total investment return[2]	15.55%	(0.08)%	13.67%	18.54%	20.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.99%[3]	2.00%[3]	1.99%[3]	2.00%	2.04%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.99%[3]	1.99%[3]	1.99%[3]	2.03%[4]	2.05%[4]
Net investment income (loss)	(0.69)%	(1.06)%	(1.39)%	(0.57)%	(0.43)%
Supplemental data:
Net assets, end of year (000's)	$2,860	$3,565	$4,104	$4,204	$4,033
Portfolio turnover	40%	33%	48%	40%	76%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.03	$26.83	$26.26	$23.95	$19.77
Net investment income (loss)[1]	0.07	0.00[5]	(0.08)	0.14	0.14
Net realized and unrealized gains	3.64	0.12	3.77	4.46	4.15
Net increase from operations	3.71	0.12	3.69	4.60	4.29
Dividends from net investment income	(0.08)	—	(0.06)	(0.10)	(0.11)
Distributions from net realized gains	(0.72)	(3.92)	(3.06)	(2.19)	—
Total dividends and distributions	(0.80)	(3.92)	(3.12)	(2.29)	(0.11)
Net asset value, end of year	$25.94	$23.03	$26.83	$26.26	$23.95
Total investment return[2]	16.75%	1.01%	14.88%	19.87%	21.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[3]	0.93%[3]	0.92%[3]	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.92%[3]	0.92%[3]	0.92%[3]	0.93%	0.95%
Net investment income (loss)	0.32%	0.01%	(0.32)%	0.53%	0.65%
Supplemental data:
Net assets, end of year (000's)	$1,270,696	$1,214,069	$1,359,224	$1,289,577	$1,113,514
Portfolio turnover	40%	33%	48%	40%	76%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.86	$20.81	$22.05	$22.19	$16.61
Net investment income[1]	0.13	0.07	0.11	0.05	0.13
Net realized and unrealized gains	2.75	0.08	1.41	2.67	5.55
Net increase from operations	2.88	0.15	1.52	2.72	5.68
Dividends from net investment income	(0.28)	(0.11)	(0.03)	(0.09)	(0.10)
Distributions from net realized gains	(0.56)	(1.99)	(2.73)	(2.77)	—
Total dividends and distributions	(0.84)	(2.10)	(2.76)	(2.86)	(0.10)
Net asset value, end of year	$20.90	$18.86	$20.81	$22.05	$22.19
Total investment return[2]	15.25%	1.60%	7.35%	12.74%	34.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.23%[4]	1.24%	1.24%	1.24%	1.28%
Expenses after fee waivers and/or expense reimbursements	1.21%[4]	1.24%	1.24%	1.24%	1.28%
Net investment income	0.66%	0.41%	0.53%	0.24%	0.68%
Supplemental data:
Net assets, end of year (000's)	$17,627	$16,670	$18,334	$32,039	$31,930
Portfolio turnover	102%	74%	66%	86%	97%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.55	$21.48	$22.73	$22.79	$17.06
Net investment income[1]	0.30	0.12	0.14	0.08	0.16
Net realized and unrealized gains	2.70	0.09	1.45	2.75	5.70
Net increase from operations	3.00	0.21	1.59	2.83	5.86
Dividends from net investment income	(0.28)	(0.15)	(0.11)	(0.12)	(0.13)
Distributions from net realized gains	(0.56)	(1.99)	(2.73)	(2.77)	—
Total dividends and distributions	(0.84)	(2.14)	(2.84)	(2.89)	(0.13)
Net asset value, end of year	$21.71	$19.55	$21.48	$22.73	$22.79
Total investment return[2]	15.35%	1.81%	7.47%	12.84%	34.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%[4]	1.07%	1.10%	1.11%	1.19%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.10%[4]	1.07%	1.10%	1.13%[3]	1.16%
Net investment income	1.43%	0.63%	0.63%	0.35%	0.80%
Supplemental data:
Net assets, end of year (000's)	$297	$697	$998	$912	$768
Portfolio turnover	102%	74%	66%	86%	97%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.99	$17.99	$19.52	$20.00	$15.00
Net investment income[1]	(0.01)	(0.06)	(0.05)	(0.10)	(0.01)
Net realized and unrealized gains	2.31	0.05	1.25	2.39	5.01
Net increase from operations	2.30	(0.01)	1.20	2.29	5.00
Dividends from net investment income	(0.15)	—	—	—	—
Distributions from net realized gains	(0.56)	(1.99)	(2.73)	(2.77)	—
Total dividends and distributions	(0.71)	(1.99)	(2.73)	(2.77)	—
Net asset value, end of year	$17.58	$15.99	$17.99	$19.52	$20.00
Total investment return[2]	14.35%	0.83%	6.59%	11.84%	33.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.99%[4]	2.01%	1.98%	2.00%	2.03%
Expenses after fee waivers and/or expense reimbursements	1.97%[4]	2.01%	1.98%	2.00%	2.03%
Net investment income	(0.06)%	(0.36)%	(0.24)%	(0.51)%	(0.08)%
Supplemental data:
Net assets, end of year (000's)	$4,239	$4,324	$4,843	$5,106	$4,983
Portfolio turnover	102%	74%	66%	86%	97%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.35	$21.30	$22.54	$22.63	$16.94
Net investment income[1]	0.17	0.10	0.14	0.07	0.15
Net realized and unrealized gains	2.81	0.08	1.46	2.72	5.67
Net increase from operations	2.98	0.18	1.60	2.79	5.82
Dividends from net investment income	(0.30)	(0.14)	(0.11)	(0.11)	(0.13)
Distributions from net realized gains	(0.56)	(1.99)	(2.73)	(2.77)	—
Total dividends and distributions	(0.86)	(2.13)	(2.84)	(2.88)	(0.13)
Net asset value, end of year	$21.47	$19.35	$21.30	$22.54	$22.63
Total investment return[2]	15.41%	1.77%	7.49%	12.77%	34.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[4]	1.11%	1.09%	1.11%	1.15%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.07%[4]	1.11%	1.09%	1.16%[3]	1.16%[3]
Net investment income	0.82%	0.53%	0.65%	0.32%	0.79%
Supplemental data:
Net assets, end of year (000's)	$503,464	$490,762	$525,959	$510,377	$448,879
Portfolio turnover	102%	74%	66%	86%	97%

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.34	$20.45	$19.72	$21.42	$16.45
Net investment loss[1]	(0.09)	(0.10)	(0.14)	(0.16)	(0.08)
Net realized and unrealized gains (losses)	2.54	(2.23)	3.90	1.34	5.35
Net increase (decrease) from operations	2.45	(2.33)	3.76	1.18	5.27
Distributions from net realized gains	—	(3.78)	(3.03)	(2.88)	(0.30)
Net asset value, end of year	$16.79	$14.34	$20.45	$19.72	$21.42
Total investment return[2]	17.09%	(11.20)%	20.82%	4.92%	32.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.23%	1.25%[3]	1.24%	1.25%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.19%	1.21%[3]	1.21%	1.25%	1.26%
Net investment loss	(0.61)%	(0.64)%	(0.70)%	(0.77)%	(0.43)%
Supplemental data:
Net assets, end of year (000's)	$22,681	$21,912	$28,386	$40,210	$41,721
Portfolio turnover	93%	98%	88%	94%	60%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.44	$21.67	$20.72	$22.34	$17.13
Net investment loss[1]	(0.08)	(0.09)	(0.13)	(0.15)	(0.07)
Net realized and unrealized gains (losses)	2.72	(2.36)	4.11	1.41	5.58
Net increase (decrease) from operations	2.64	(2.45)	3.98	1.26	5.51
Distributions from net realized gains	—	(3.78)	(3.03)	(2.88)	(0.30)
Net asset value, end of year	$18.08	$15.44	$21.67	$20.72	$22.34
Total investment return[2]	17.16%	(11.11)%	20.89%	5.09%	32.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.24%	1.09%[3,4]	1.13%	1.14%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%	1.12%[3,4]	1.11%[3]	1.13%	1.13%
Net investment loss	(0.48)%	(0.55)%	(0.62)%	(0.65)%	(0.33)%
Supplemental data:
Net assets, end of year (000's)	$100	$488	$844	$667	$588
Portfolio turnover	93%	98%	88%	94%	60%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.27	$17.11	$17.07	$19.02	$14.75
Net investment loss[1]	(0.17)	(0.17)	(0.24)	(0.28)	(0.20)
Net realized and unrealized gains (losses)	2.00	(1.89)	3.31	1.21	4.77
Net increase (decrease) from operations	1.83	(2.06)	3.07	0.93	4.57
Distributions from net realized gains	—	(3.78)	(3.03)	(2.88)	(0.30)
Net asset value, end of year	$13.10	$11.27	$17.11	$17.07	$19.02
Total investment return[2]	16.24%	(11.93)%	19.93%	4.16%	31.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.00%	2.02%[3]	1.99%	2.01%	2.02%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.96%	1.98%[3]	1.96%	2.00%	2.02%
Net investment loss	(1.39)%	(1.41)%	(1.46)%	(1.52)%	(1.19)%
Supplemental data:
Net assets, end of year (000's)	$2,985	$2,753	$4,116	$3,977	$4,038
Portfolio turnover	93%	98%	88%	94%	60%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.21	$21.40	$20.49	$22.13	$16.97
Net investment loss[1]	(0.08)	(0.08)	(0.13)	(0.14)	(0.06)
Net realized and unrealized gains (losses)	2.69	(2.33)	4.07	1.38	5.52
Net increase (decrease) from operations	2.61	(2.41)	3.94	1.24	5.46
Distributions from net realized gains	—	(3.78)	(3.03)	(2.88)	(0.30)
Net asset value, end of year	$17.82	$15.21	$21.40	$20.49	$22.13
Total investment return[2]	17.16%	(11.07)%	20.93%	5.04%	32.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.13%[3]	1.10%	1.12%	1.14%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.07%	1.09%[3]	1.11%[3]	1.13%[3]	1.13%
Net investment loss	(0.49)%	(0.52)%	(0.61)%	(0.65)%	(0.30)%
Supplemental data:
Net assets, end of year (000's)	$469,557	$444,300	$545,517	$474,468	$457,011
Portfolio turnover	93%	98%	88%	94%	60%
3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.19	$15.04	$15.60	$13.96	$11.63
Net investment income[1]	0.26	0.22	0.20	0.35	0.24
Net realized and unrealized gains (losses)	2.06	(0.87)	(0.43)	1.56	2.36
Net increase (decrease) from operations	2.32	(0.65)	(0.23)	1.91	2.60
Dividends from net investment income	(0.28)	(0.20)	(0.33)	(0.27)	(0.27)
Net asset value, end of year	$16.23	$14.19	$15.04	$15.60	$13.96
Total investment return[2]	16.71%	(4.30)%	(1.38)%	13.78%	22.63%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.79%[3]	1.86%[3]	1.78%[3]	1.70%	1.42%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.76%[3]	1.82%[3]	1.75%[3]	1.68%	1.42%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.37%	1.38%	1.37%	1.37%	1.42%[4]
Net investment income	1.77%	1.61%	1.31%	2.33%	1.84%
Supplemental data:
Net assets, end of year (000's)	$31,113	$29,788	$33,882	$57,389	$55,533
Portfolio turnover	81%	80%	79%	86%	36%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.14	$15.00	$15.59	$13.95	$11.63
Net investment income[1]	0.30	0.26	0.25	0.40	0.28
Net realized and unrealized gains (losses)	2.05	(0.88)	(0.44)	1.55	2.35
Net increase (decrease) from operations	2.35	(0.62)	(0.19)	1.95	2.63
Dividends from net investment income	(0.32)	(0.24)	(0.40)	(0.31)	(0.31)
Net asset value, end of year	$16.17	$14.14	$15.00	$15.59	$13.95
Total investment return[2]	17.04%	(4.09)%	(1.09)%	14.10%	22.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.51%[3]	1.56%[3]	1.51%[3]	1.42%	1.16%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.48%[3]	1.53%[3]	1.48%[3]	1.40%	1.16%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.09%	1.09%	1.10%	1.09%	1.16%[4]
Net investment income	2.04%	1.86%	1.64%	2.63%	2.13%
Supplemental data:
Net assets, end of year (000's)	$14,726	$15,900	$19,150	$22,915	$20,865
Portfolio turnover	81%	80%	79%	86%	36%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.88	$14.72	$15.29	$13.68	$11.41
Net investment income[1]	0.14	0.11	0.09	0.23	0.13
Net realized and unrealized gains (losses)	2.02	(0.86)	(0.43)	1.53	2.31
Net increase (decrease) from operations	2.16	(0.75)	(0.34)	1.76	2.44
Dividends from net investment income	(0.15)	(0.09)	(0.23)	(0.15)	(0.17)
Net asset value, end of year	$15.89	$13.88	$14.72	$15.29	$13.68
Total investment return[2]	15.78%	(5.10)%	(2.14)%	12.93%	21.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	2.58%[3]	2.65%[3]	2.58%[3]	2.51%	2.26%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.55%[3]	2.62%[3]	2.55%[3]	2.49%	2.25%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.16%	2.17%	2.16%	2.18%	2.25%
Net investment income	0.95%	0.83%	0.62%	1.52%	1.01%
Supplemental data:
Net assets, end of year (000's)	$2,047	$2,230	$2,744	$2,919	$2,746
Portfolio turnover	81%	80%	79%	86%	36%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.11	$14.97	$15.56	$13.92	$11.60
Net investment income[1]	0.31	0.26	0.25	0.40	0.28
Net realized and unrealized gains (losses)	2.03	(0.88)	(0.44)	1.54	2.35
Net increase (decrease) from operations	2.34	(0.62)	(0.19)	1.94	2.63
Dividends from net investment income	(0.32)	(0.24)	(0.40)	(0.30)	(0.31)
Net asset value, end of year	$16.13	$14.11	$14.97	$15.56	$13.92
Total investment return[2]	17.08%	(4.09)%	(1.11)%	14.12%	22.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.51%[3]	1.58%[3]	1.52%[3]	1.45%	1.17%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.48%[3]	1.54%[3]	1.49%[3]	1.43%	1.17%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.09%	1.10%	1.10%	1.11%	1.17%[4]
Net investment income	2.10%	1.90%	1.69%	2.63%	2.12%
Supplemental data:
Net assets, end of year (000's)	$1,104,550	$924,833	$1,016,420	$1,025,757	$863,063
Portfolio turnover	81%	80%	79%	86%	36%

3  Includes interest expense representing less than 0.005%.

4  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.41	$11.81	$13.56	$12.29	$11.81
Net investment income[1]	0.13	0.09	0.09	0.14	0.09
Net realized and unrealized gains (losses)	2.14	(0.46)	(1.78)	1.17	0.49
Net increase (decrease) from operations	2.27	(0.37)	(1.69)	1.31	0.58
Dividends from net investment income	(0.09)	(0.03)	(0.06)	(0.04)	(0.10)
Total dividends and distributions	(0.09)	(0.03)	(0.06)	(0.04)	(0.10)
Net asset value, end of year	$13.59	$11.41	$11.81	$13.56	$12.29
Total investment return[3]	19.95%	(3.08)%	(12.50)%	10.71%	4.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.80%[4]	1.90%[4]	1.77%[4]	1.80%	1.82%
Expenses after fee waivers and/or expense reimbursements	1.75%[4]	1.80%[4]	1.67%[4]	1.69%	1.75%
Net investment income	1.06%	0.86%	0.67%	1.14%	0.72%
Supplemental data:
Net assets, end of year (000's)	$4,076	$3,931	$4,707	$17,200	$16,810
Portfolio turnover	65%	65%	63%	74%	158%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.51	$11.97	$13.82	$12.53	$12.03
Net investment income[1]	0.16	0.12	0.15	0.18	0.12
Net realized and unrealized gains (losses)	2.15	(0.47)	(1.84)	1.18	0.51
Net increase (decrease) from operations	2.31	(0.35)	(1.69)	1.36	0.63
Dividends from net investment income	(0.12)	(0.11)	(0.16)	(0.07)	(0.13)
Total dividends and distributions	(0.12)	(0.11)	(0.16)	(0.07)	(0.13)
Net asset value, end of year	$13.70	$11.51	$11.97	$13.82	$12.53
Total investment return[3]	20.21%	(2.80)%	(12.30)%	10.94%	5.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[4]	1.63%[4]	1.53%[4]	1.55%	1.58%
Expenses after fee waivers and/or expense reimbursements	1.50%[4]	1.54%[4]	1.44%[4]	1.44%	1.51%
Net investment income	1.30%	1.14%	1.15%	1.37%	0.94%
Supplemental data:
Net assets, end of year (000's)	$7,795	$7,923	$8,767	$11,978	$12,835
Portfolio turnover	65%	65%	63%	74%	158%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.52	$10.93	$12.61	$11.48	$11.04
Net investment income[1]	0.03	0.01	0.03	0.04	(0.00)[2]
Net realized and unrealized gains (losses)	1.99	(0.42)	(1.68)	1.09	0.44
Net increase (decrease) from operations	2.02	(0.41)	(1.65)	1.13	0.44
Dividends from net investment income	(0.01)	—	(0.03)	—	—
Total dividends and distributions	(0.01)	—	(0.03)	—	—
Net asset value, end of year	$12.53	$10.52	$10.93	$12.61	$11.48
Total investment return[3]	19.04%	(3.75)%	(13.17)%	9.93%	3.99%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.55%[4]	2.65%[4]	2.50%[4]	2.55%	2.57%
Expenses after fee waivers and/or expense reimbursements	2.50%[4]	2.55%[4]	2.41%[4]	2.44%	2.49%
Net investment income	0.29%	0.12%	0.21%	0.37%	(0.04)%
Supplemental data:
Net assets, end of year (000's)	$1,355	$1,337	$1,661	$2,079	$2,201
Portfolio turnover	65%	65%	63%	74%	158%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.45	$11.91	$13.75	$12.47	$11.98
Net investment income[1]	0.16	0.12	0.16	0.18	0.12
Net realized and unrealized gains (losses)	2.14	(0.47)	(1.85)	1.17	0.47
Net increase (decrease) from operations	2.30	(0.35)	(1.69)	1.35	0.59
Dividends from net investment income	(0.12)	(0.11)	(0.15)	(0.07)	(0.10)
Total dividends and distributions	(0.12)	(0.11)	(0.15)	(0.07)	(0.10)
Net asset value, end of year	$13.63	$11.45	$11.91	$13.75	$12.47
Total investment return[3]	20.18%	(2.82)%	(12.33)%	10.86%	4.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[4]	1.69%[4]	1.56%[4]	1.64%	1.75%
Expenses after fee waivers and/or expense reimbursements	1.50%[4]	1.60%[4]	1.47%[4]	1.53%	1.67%
Net investment income	1.33%	1.10%	1.18%	1.37%	0.92%
Supplemental data:
Net assets, end of year (000's)	$454,178	$394,346	$417,751	$450,438	$334,525
Portfolio turnover	65%	65%	63%	74%	158%

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.03	$7.51	$7.33	$6.52	$6.05
Net investment income[1]	0.17	0.13	0.16	0.10	0.08
Net realized and unrealized gains (losses)	(0.21)	0.58	0.02	0.83	0.65
Net increase (decrease) from operations	(0.04)	0.71	0.18	0.93	0.73
Dividends from net investment income	(0.30)	(0.19)	—	(0.12)	(0.26)
Net asset value, end of year	$7.69	$8.03	$7.51	$7.33	$6.52
Total investment return[2]	(0.15)%	9.86%	2.46%	14.56%	12.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[3]	1.65%	1.59%	1.59%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.46%[3]	1.45%	1.45%	1.45%	1.45%
Net investment income	2.28%	1.79%	2.21%	1.55%	1.19%
Supplemental data:
Net assets, end of year (000's)	$458	$373	$363	$5,692	$5,233
Portfolio turnover	98%	75%	102%	53%	92%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$7.77	$7.30	$7.37	$6.55	$6.08
Net investment income[1]	0.18	0.19	0.14	0.12	0.09
Net realized and unrealized gains (losses)	(0.20)	0.50	0.05	0.84	0.66
Net increase (decrease) from operations	(0.02)	0.69	0.19	0.96	0.75
Dividends from net investment income	(0.30)	(0.22)	(0.26)	(0.14)	(0.28)
Net asset value, end of year	$7.45	$7.77	$7.30	$7.37	$6.55
Total investment return[2]	0.08%	9.94%	2.58%	14.94%	12.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[3]	1.50%	1.27%	1.38%	1.39%
Expenses after fee waivers and/or expense reimbursements	1.21%[3]	1.20%	1.20%	1.20%	1.20%
Net investment income	2.44%	2.80%	1.84%	1.81%	1.43%
Supplemental data:
Net assets, end of year (000's)	$30	$25	$281	$280	$294
Portfolio turnover	98%	75%	102%	53%	92%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Global Real Estate Securities Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$7.69	$7.21	$7.29	$6.48	$6.00
Net investment income[1]	0.12	0.08	0.06	0.05	0.03
Net realized and unrealized gains (losses)	(0.21)	0.56	0.06	0.83	0.65
Net increase (decrease) from operations	(0.09)	0.64	0.12	0.88	0.68
Dividends from net investment income	(0.25)	(0.16)	(0.20)	(0.07)	(0.20)
Net asset value, end of year	$7.35	$7.69	$7.21	$7.29	$6.48
Total investment return[2]	(0.96)%	9.11%	1.58%	13.77%	11.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.22%[3]	2.26%	2.24%	2.30%	2.27%
Expenses after fee waivers and/or expense reimbursements	2.21%[3]	2.20%	2.20%	2.20%	2.20%
Net investment income	1.63%	1.11%	0.79%	0.78%	0.40%
Supplemental data:
Net assets, end of year (000's)	$252	$319	$340	$272	$222
Portfolio turnover	98%	75%	102%	53%	92%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$7.76	$7.28	$7.35	$6.53	$6.06
Net investment income[1]	0.19	0.14	0.14	0.12	0.10
Net realized and unrealized gains (losses)	(0.21)	0.56	0.05	0.84	0.65
Net increase (decrease) from operations	(0.02)	0.70	0.19	0.96	0.75
Dividends from net investment income	(0.32)	(0.22)	(0.26)	(0.14)	(0.28)
Net asset value, end of year	$7.42	$7.76	$7.28	$7.35	$6.53
Total investment return[2]	0.19%	10.13%	2.59%	15.00%	12.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.58%[3]	1.59%	1.56%	1.63%	1.52%
Expenses after fee waivers and/or expense reimbursements	1.21%[3]	1.20%	1.20%	1.20%	1.20%
Net investment income	2.58%	2.07%	1.83%	1.79%	1.47%
Supplemental data:
Net assets, end of year (000's)	$140,262	$151,565	$148,096	$145,067	$116,509
Portfolio turnover	98%	75%	102%	53%	92%

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.49	$11.10	$10.62	$10.21	$9.35
Net investment loss[1]	(0.07)	(0.06)	(0.08)	(0.09)	(0.05)
Net realized and unrealized gains (losses)	0.29	(0.32)	0.56	0.70	0.95
Net increase (decrease) from operations	0.22	(0.38)	0.48	0.61	0.90
Dividends from net investment income	—	(0.23)	—	(0.20)	(0.04)
Net asset value, end of year	$10.71	$10.49	$11.10	$10.62	$10.21
Total investment return[2]	2.19%	(3.47)%	4.52%	5.99%	9.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.26%	2.02%	1.93%	1.97%	2.01%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.17%	1.95%	1.88%	1.99%[3]	1.98%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.75%	1.79%	1.81%	1.88%[3]	1.90%[3]
Net investment loss	(0.71)%	(0.53)%	(0.74)%	(0.89)%	(0.49)%
Supplemental data:
Net assets, end of year (000's)	$8,702	$9,800	$7,408	$77,331	$53,728
Portfolio turnover	292%	221%	165%	114%	140%

Class Y

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.42	$11.12	$10.71	$10.30	$9.43
Net investment loss[1]	(0.06)	(0.02)	(0.05)	(0.07)	(0.03)
Net realized and unrealized gains (losses)	0.29	(0.31)	0.56	0.70	0.97
Net increase (decrease) from operations	0.23	(0.33)	0.51	0.63	0.94
Dividends from net investment income	—	(0.37)	(0.10)	(0.22)	(0.07)
Net asset value, end of year	$10.65	$10.42	$11.12	$10.71	$10.30
Total investment return[2]	2.40%	(2.99)%	4.82%	6.18%	9.89%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.06%	1.69%	1.72%	1.74%	1.77%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.96%	1.62%	1.68%[3]	1.75%[3]	1.73%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.57%	1.48%	1.60%	1.63%[3]	1.65%[3]
Net investment loss	(0.54)%	(0.17)%	(0.43)%	(0.65)%	(0.25)%
Supplemental data:
Net assets, end of year (000's)	$646	$1,926	$2,449	$4,629	$2,732
Portfolio turnover	292%	221%	165%	114%	140%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class C

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.93	$10.66	$10.29	$9.90	$9.09
Net investment loss[1]	(0.15)	(0.13)	(0.14)	(0.16)	(0.11)
Net realized and unrealized gains (losses)	0.27	(0.30)	0.53	0.67	0.92
Net increase (decrease) from operations	0.12	(0.43)	0.39	0.51	0.81
Dividends from net investment income	—	(0.30)	(0.02)	(0.12)	—
Net asset value, end of year	$10.05	$9.93	$10.66	$10.29	$9.90
Total investment return[2]	1.41%	(4.08)%	3.81%	5.18%	8.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	3.02%	2.75%	2.67%	2.71%	2.72%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.92%	2.68%	2.60%	2.70%	2.70%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.51%	2.52%	2.52%	2.58%	2.62%
Net investment loss	(1.47)%	(1.27)%	(1.37)%	(1.60)%	(1.20)%
Supplemental data:
Net assets, end of year (000's)	$9,363	$12,398	$9,385	$6,346	$4,827
Portfolio turnover	292%	221%	165%	114%	140%

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.38	$11.09	$10.69	$10.27	$9.41
Net investment loss[1]	(0.05)	(0.03)	(0.04)	(0.07)	(0.02)
Net realized and unrealized gains (losses)	0.28	(0.31)	0.55	0.71	0.95
Net increase (decrease) from operations	0.23	(0.34)	0.51	0.64	0.93
Dividends from net investment income	—	(0.37)	(0.11)	(0.22)	(0.07)
Net asset value, end of year	$10.61	$10.38	$11.09	$10.69	$10.27
Total investment return[2]	2.41%	(3.13)%	4.79%	6.27%	9.93%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.04%	1.77%	1.69%	1.74%[4]	1.74%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.94%	1.69%	1.62%	1.74%[3,4]	1.71%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.52%	1.53%	1.54%	1.62%[3]	1.63%
Net investment loss	(0.48)%	(0.30)%	(0.38)%	(0.64)%	(0.21)%
Supplemental data:
Net assets, end of year (000's)	$650,347	$712,676	$782,683	$611,399	$493,524
Portfolio turnover	292%	221%	165%	114%	140%

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

4  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments), PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for PACE Government Money Market Investments and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

With the exception of PACE Government Money Market Investments, which currently offers Class P shares only, each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that PACE Government Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PACE Government Money Market Investments attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to

PACE Select Advisors Trust

Notes to financial statements

enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Portfolios' ability to continue as a going concern.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

PACE Select Advisors Trust

Notes to financial statements

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

PACE Select Advisors Trust

Notes to financial statements

Under Rule 2a-7 under the 1940 Act, PACE Government Money Market Investments has adopted a policy to operate as a "government money market fund". Under Rule 2a-7 under the 1940 Act, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", PACE Government Money Market Investments values its investments at amortized cost unless the Fund's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than PACE Government Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Portfolio's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value

PACE Select Advisors Trust

Notes to financial statements

Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

PACE Select Advisors Trust

Notes to financial statements

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. At the year ended July 31, 2017, there were no reverse repurchase agreements outstanding.

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase

PACE Select Advisors Trust

Notes to financial statements

price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the year ended July 31, 2017, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

The table below represents the remaining contractual maturity as of July 31, 2017, of the treasury roll transactions accounted for as secured borrowings.

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$47,115,731	$—	$—	$47,115,731

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

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Notes to financial statements

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "against the box"—Each Portfolio (other than PACE Government Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

PACE Select Advisors Trust

Notes to financial statements

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the year ended July 31, 2017, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements

PACE Select Advisors Trust

Notes to financial statements

(commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At July 31, 2017, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, and PACE Alternative Strategies Investments had maximum payout amounts of approximately $10,754,800, $7,826,917, $10,775,841, and $5,066,922 respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

PACE Select Advisors Trust

Notes to financial statements

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return and variance swap agreements. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

PACE Select Advisors Trust

Notes to financial statements

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swap agreements on credit indices—sell protection" and "Credit default swap agreements on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

PACE Select Advisors Trust

Notes to financial statements

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended July 31, 2017.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request

PACE Select Advisors Trust

Notes to financial statements

additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2017 is reflected in the Statement of assets and liabilities.

At July 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$378,278	$—	$—	$—	$378,278
Swap agreements	339,356	—	—	—	339,356
Total value	$717,634	$—	$—	$—	$717,634

Table footnotes begin on page 337

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(53,491)	$—	$—	$—	$(53,491)
Swap agreements	(421,214)	—	—	—	(421,214)
Total value	$(474,705)	$—	$—	$—	$(474,705)

Table footnotes begin on page 337

During the year ended July 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$(504,962)	$—	$—	$—	$(504,962)
Options and swaptions written	1,022,000	—	—	—	1,022,000
Swap agreements	681,047	—	—	—	681,047
Total net realized gain (loss)	$1,198,085	$—	$—	$—	$1,198,085
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$(486,866)	$—	$—	$—	$(486,866)
Options and swaptions written	29,408	—	—	—	29,408
Swap agreements	1,360,221	—	—	—	1,360,221
Net change in appreciation (depreciation)	$902,763	$—	$—	$—	$902,763

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$46,017	$—	$—	$—	$46,017
Forward foreign currency contracts	—	216,923	—	—	216,923
Options and swaptions purchased	142,020	216,259	—	—	358,279
Swap agreements	50,959	—	—	—	50,959
Total value	$238,996	$433,182	$—	$—	$672,178

Table footnotes begin on page 337

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Futures contracts	$(52,843)	$—	$—	$—	$(52,843)
Forward foreign currency contracts	—	(178,437)	—	—	(178,437)
Options and swaptions written	(58,051)	(156,479)	—	—	(214,530)
Swap agreements	(10,966)	—	(195,646)	—	(206,612)
Total value	$(121,860)	$(334,916)	$(195,646)	$—	$(652,422)

Table footnotes begin on page 337

During the year ended July 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures	$489,688	$—	$—	$—	$489,688
Forward foreign currency contracts	—	78,242	—	—	78,242
Options and swaptions purchased	(43,288)	(228,517)	—	—	(271,805)
Options and swaptions written	199,204	240,881	—	—	440,085
Swap agreements	204,763	—	81,369	—	286,132
Total net realized gain (loss)	$850,367	$90,606	$81,369	$—	$1,022,342
Net change in unrealized appreciation (depreciation)[4]
Futures	$529,169	$—	$—	$—	$529,169
Forward foreign currency contracts	—	104,609	—	—	104,609
Options and swaptions purchased	(42,394)	(57,117)	—	—	(99,511)
Options and swaptions written	(53,068)	5,504	—	—	(47,564)
Swap agreements	306,552	—	45,005	—	351,557
Net change in appreciation (depreciation)	$740,259	$52,996	$45,005	$—	$838,260

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$1,535,876	$79,638	$—	$—	$1,615,514
Forward foreign currency contracts	—	595,985	—	—	595,985
Options and swaptions purchased	164,697	—	—	—	164,697
Swap agreements	334,182	—	1,587,618	—	1,921,800
Total value	$2,034,755	$675,623	$1,587,618	$—	$4,297,996

Table footnotes begin on page 337

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Futures contracts	$(543,908)	$(105,800)	$—	$—	$(649,708)
Forward foreign currency contracts	—	(967,792)	—	—	(967,792)
Options and swaptions written	(76,324)	(72,463)	—	—	(148,787)
Swap agreements	(1,000,517)	—	(554,179)	—	(1,554,696)
Total value	$(1,620,749)	$(1,146,055)	$(554,179)	$—	$(3,320,983)

Table footnotes begin on page 337

During the year ended July 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures	$(5,636,365)	$332,789	$—	$—	$(5,303,576)
Forward foreign currency contracts	—	(2,937,899)	—	—	(2,937,899)
Options and swaptions purchased	(340,343)	(26,292)	—	—	(366,635)
Options and swaptions written	978,177	1,091,321	—	—	2,069,498
Swap agreements	(6,226,532)	—	2,557,960	—	(3,668,572)
Total net realized gain (loss)	$(11,225,063)	$(1,540,081)	$2,557,960	$—	$(10,207,184)
Net change in unrealized appreciation (depreciation)[4]
Futures	$(1,104,084)	$(208,141)	$—	$—	$(1,312,225)
Forward foreign currency contracts	—	1,139,778	—	—	1,139,778
Options and swaptions purchased	31,942	—	—	—	31,942
Options and swaptions written	5,076	219,641	—	—	224,717
Swap agreements	24,811,132	—	(1,121,128)	—	23,690,004
Net change in appreciation (depreciation)	$23,744,066	$1,151,278	$(1,121,128)	$—	$23,774,216

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$925,459	$—	$—	$—	$925,459
Forward foreign currency contracts	—	3,362,539	—	—	3,362,539
Total value	$925,459	$3,362,539	$—	$—	$4,287,998

Table footnotes begin on page 337

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$(619,139)	$—	$—	$—	$(619,139)
Forward foreign currency contracts	—	(3,249,764)	—	—	(3,249,764)
Total value	$(619,139)	$(3,249,764)	$—	$—	$(3,868,903)

Table footnotes begin on page 337

During the year ended July 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures	$3,341,336	$—	$—	$—	$3,341,336
Forward foreign currency contracts	—	(14,690,539)	—	—	(14,690,539)
Total net realized gain (loss)	$3,341,336	$(14,690,539)	$—	$—	$(11,349,203)
Net change in unrealized appreciation (depreciation)[4]
Futures	$(2,067,463)	$—	$—	$—	$(2,067,463)
Forward foreign currency contracts	—	(1,276,777)	—	—	(1,276,777)
Net change in appreciation (depreciation)	$(2,067,463)	$(1,276,777)	$—	$—	$(3,344,240)

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$241,528	$—	$—	$241,528

Table footnotes begin on page 337

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$(3,665,512)	$—	$—	$(3,665,512)

Table footnotes begin on page 337

During the year ended July 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(3,656,666)	$—	$—	$(3,656,666)
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(1,648,667)	$—	$—	$(1,648,667)

Table footnotes begin on page 337

During the year ended July 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$125,266	$—	$—	$125,266

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

During the year ended July 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Emerging Markets Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$29,834	$—	$—	$29,834

Table footnotes begin on page 337

At July 31, 2017, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$482,709	$—	$—	$1,240,187	$1,722,896
Forward foreign currency contracts	—	21,660,613	—	—	21,660,613
Options and swaptions purchased	2,463,555	4,638,466	—	2,920,591	10,022,612
Swap agreements	881,139	—	2,718,546	2,434,618	6,034,303
Total value	$3,827,403	$26,299,079	$2,718,546	$6,595,396	$39,440,424

Table footnotes begin on page 337

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Futures contracts	$(989,434)	$—	$—	$(1,394,461)	$(2,383,895)
Forward foreign currency contracts	—	(25,081,580)	—	—	(25,081,580)
Options and swaptions written	—	—	—	(224,805)	(224,805)
Swap agreements	(1,264,870)	—	(301,523)	(3,933,803)	(5,500,196)
Total value	$(2,254,304)	$(25,081,580)	$(301,523)	$(5,553,069)	$(33,190,476)

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

During the year ended July 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures	$(1,850,250)	$—	$—	$4,318,459	$2,468,209
Forward foreign currency contracts	—	3,491,542	—	—	3,491,542
Options and swaptions purchased	—	(934,508)	—	(940,606)	(1,875,114)
Options and swaptions written	—	786,998	—	222,314	1,009,312
Swap agreements	(7,810,352)	—	3,669,117	(1,577,404)	(5,718,639)
Total net realized gain (loss)	$(9,660,602)	$3,344,032	$3,669,117	$2,022,763	$(624,690)
Net change in unrealized appreciation (depreciation)[4]
Futures	$(2,225,278)	$—	$—	$(80,381)	$(2,305,659)
Forward foreign currency contracts	—	(5,368,453)	—	—	(5,368,453)
Options and swaptions purchased	740,140	90,187	—	(1,840,402)	(1,010,075)
Options and swaptions written	—	(256,532)	—	797,497	540,965
Swap agreements	5,677,655	—	(676,616)	(1,254,667)	3,746,372
Net change in appreciation (depreciation)	$4,192,517	$(5,534,798)	$(676,616)	$(2,377,953)	$(4,396,850)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options and swaptions purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net change in unrealized appreciation/depreciation of options and swaptions purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$378,278	$—
Options and swaptions written	—	(53,491)
Swap agreements[1]	339,356	(421,214)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	717,634	(474,705)
Derivatives not subject to MNA or similar agreements	(339,352)	413,535
Total gross amount of assets and liabilities subject to MNA or similar agreements	$378,282	$(61,170)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
CITI	$347,439	$(42,199)	$(305,240)	$—
GS	26,662	—	—	26,662
JPMCB	2,586	(2,586)	—	—
MSCI	1,595	—	(1,595)	—
Total	$378,282	$(44,785)	$(306,835)	$26,662
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
CITI	$(42,199)	$42,199	$—	$—
DB	(7,671)	—	—	(7,671)
JPMCB	(11,300)	2,586	—	(8,714)
Total	$(61,170)	$44,785	$—	$(16,385)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$216,923	$(178,437)
Futures contracts [1]	46,017	(52,843)
Options and swaptions purchased	358,279	—
Options and swaptions written	—	(214,530)
Swap agreements[1]	50,959	(206,612)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	672,178	(652,422)
Derivatives not subject to MNA or similar agreements	(96,976)	250,907
Total gross amount of assets and liabilities subject to MNA or similar agreements	$575,202	$(401,515)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
BB	$109,656	$(51,488)	$—	$58,168
BNP	23,031	(23,031)	—	—
BOA	6,835	(6,835)	—	—
CITI	63,062	(10,474)	—	52,588
CSI	20,696	(20,696)	—	—
GS	217,512	(30,472)	—	187,040
GSI	2,941	(2,941)	—	—
GLAS	963	—	—	963
HSBC	396	—	—	396
JPMCB	125,787	(116,734)	—	9,053
NTC	2,557	—	—	2,557
RBC	1,766	(1,766)	—	—
Total	$575,202	$(264,437)	$—	$310,765

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
BB	$(51,488)	$51,488	$—	$—
BNP	(31,339)	23,031	—	(8,308)
BOA	(34,194)	6,835	—	(27,359)
CITI	(10,474)	10,474	—	—
CSI	(89,004)	20,696	—	(68,308)
GS	(30,472)	30,472	—	—
GSI	(31,408)	2,941	—	(28,467)
JPMCB	(116,734)	116,734	—	—
RBC	(6,402)	1,766	—	(4,636)
Total	$(401,515)	$264,437	$—	$(137,078)

Table footnotes begin on page 343

At July 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$595,985	$(967,792)
Futures contracts[1]	1,615,514	(649,708)
Options and swaptions purchased	164,697	—
Options and swaptions written	—	(148,787)
Swap agreements[1]	1,921,800	(1,554,696)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,297,996	(3,320,983)
Derivatives not subject to MNA or similar agreements	(3,537,314)	2,137,210
Total gross amount of assets and liabilities subject to MNA or similar agreements	$760,682	$(1,183,773)

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Strategic Fixed Income Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
BB	$10,253	$(10,253)	$—	$—
BNP	207,720	(207,720)	—	—
BOA	16,053	(16,053)	—	—
CITI	42,507	(33,432)	—	9,075
CSI	30,539	(30,539)	—	—
DB	1,864	(1,864)	—	—
GS	20,116	—	—	20,116
GSB	34,153	(16,184)	—	17,969
GSI	51,148	(51,148)	—	—
HSBC	15,506	(15,506)	—	—
JPMCB	220,395	(220,395)	—	—
MSCI	110,428	(50,140)	(29,000)	31,288
Total	$760,682	$(653,234)	$(29,000)	$78,448
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
BB	$(12,035)	$10,253	$—	$(1,782)
BNP	(286,851)	207,720	—	(79,131)
BOA	(37,501)	16,053	—	(21,448)
CITI	(33,432)	33,432	—	—
CSI	(132,338)	30,539	—	(101,799)
DB	(55,166)	1,864	—	(53,302)
GSB	(16,184)	16,184	—	—
GSI	(71,043)	51,148	—	(19,895)
HSBC	(210,841)	15,506	—	(195,335)
JPMCB	(278,242)	220,395	—	(57,847)
MSCI	(50,140)	50,140	—	—
Total	$(1,183,773)	$653,234	$—	$(530,539)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$3,362,539	$(3,249,764)
Futures contracts[1]	925,459	(619,139)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,287,998	(3,868,903)
Derivatives not subject to MNA or similar agreements	(4,287,998)	3,868,903
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Table footnotes begin on page 343

At July 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$241,528	$(3,665,512)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	241,528	(3,665,512)
Derivatives not subject to MNA or similar agreements	(241,528)	3,665,512
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Table footnotes begin on page 343

At July 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$21,660,613	$(25,081,580)
Futures contracts [1]	1,722,896	(2,383,895)
Options and swaptions purchased	10,022,612	—
Options and swaptions written	—	(224,805)
Swap agreements [1]	6,034,303	(5,500,196)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	39,440,424	(33,190,476)
Derivatives not subject to MNA or similar agreements	(5,322,581)	3,950,288
Total gross amount of assets and liabilities subject to MNA or similar agreements	$34,117,843	$(29,240,188)

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Alternative Strategies Investments

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received[2]	Net Amount of Assets
ANZ	$275,352	$(65,792)	$—	$209,560
BB	5,439,378	(3,939,138)	—	1,500,240
BNP	3,330,531	(948,806)	—	2,381,725
BOA	131,467	(131,467)	—	—
CITI	10,227,424	(6,482,160)	—	3,745,264
DB	140,126	(140,126)	—	—
GS	1,882,439	(1,882,439)	—	—
GSI	1,859,995	(1,859,995)	—	—
JPMCB	1,167,605	(1,052,112)	—	115,493
MSCI	8,220,937	(8,220,937)	—	—
RBS	76,966	(76,966)	—	—
SG	1,362,628	(1,362,628)	—	—
SGST	2,995	(1,498)	—	1,497
Total	$34,117,843	$(26,164,064)	$—	$7,953,779
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[2]	Net Amount of Liabilities
ANZ	$(65,792)	$65,792	$—	$—
BB	(3,939,138)	3,939,138	—	—
BNP	(948,806)	948,806	—	—
BOA	(373,899)	131,467	40,000	(202,432)
CITI	(6,482,160)	6,482,160	—	—
DB	(703,905)	140,126	—	(563,779)
GS	(2,185,800)	1,882,439	—	(303,361)
GSI	(1,976,945)	1,859,995	116,950	—
JPMCB	(1,052,112)	1,052,112	—	—
MSCI	(9,498,131)	8,220,937	—	(1,277,194)
RBS	(647,461)	76,966	—	(570,495)
SG	(1,364,541)	1,362,628	—	(1,913)
SGST	(1,498)	1,498	—	—
Total	$(29,240,188)	$26,164,064	$156,950	$(2,919,174)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or a combination of both.

PACE Select Advisors Trust

Notes to financial statements

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2017:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subadvisory Agreements, with the exception of PACE Government Money Market Investments, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Boston Partners Global Investors Inc.
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Sapience Investments, LLC Systematic Financial Management, L.P. Huber Capital Management LLC
PACE Small/Medium Co Growth Equity Investments	LMCG Investments, LLC Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Robert W. Baird & Co. Incorporated Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment subadvisor
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.
PACE Alternative Strategies Investments[1]	Analytic Investors, LLC
AQR Capital Management LLC
Aviva Investors America LLC
First Quadrant L.P.
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Standard Life Investments (Corporate Funds) Limited
Principal Global Investors, LLC

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At July 31, 2017, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to UBS AM
PACE Government Money Market Investments	$6,143
PACE Mortgage-Backed Securities Fixed Income Investments	182,630
PACE Intermediate Fixed Income Investments	142,701
PACE Strategic Fixed Income Investments	369,096
PACE Municipal Fixed Income Investments	150,125
PACE Global Fixed Income Investments	225,558
PACE High Yield Investments	203,593
PACE Large Co Value Equity Investments	832,224
PACE Large Co Growth Equity Investments	864,551
PACE Small/Medium Co Value Equity Investments	358,193
PACE Small/Medium Co Growth Equity Investments	320,912
PACE International Equity Investments	820,522
PACE International Emerging Markets Equity Investments	425,437
PACE Global Real Estate Securities Investments	58,718
PACE Alternative Strategies Investments	778,933

UBS AM has entered into a written fee waiver agreement with each of PACE Mortgage-Backed Securities Fixed Income Investments and PACE Global Fixed Income Investments, under which UBS AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS AM to each of these Portfolio's subadvisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. As of January 6, 2017, Rogge Global Partners ltd no longer served as a subadvisor for the PACE Global Fixed Income Investments Portfolio and its fee waiver was terminated.

UBS AM has agreed to lower its management fee so that the annual fee rate for management services (but not the administrative services) for PACE Global Fixed Income Investments don't exceed the following rate: $0 to $500 million—0.600%; in excess of $500 million up to $1 billion—0.575%; and over $1 billion—0.550%. UBS AM has further waived its fees in the following amounts for PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments: 0.050%, 0.100% and 0.100%, respectively, through November 30, 2017. These management fee waivers will not be subject to future recoupment.

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2017, UBS AM was contractually obligated to waive as follows:

Management fees waived
PACE Mortgage-Backed Securities Fixed Income Investments	$216,500
PACE Municipal Fixed Income Investments	195,180
PACE Global Fixed Income Investments	938,080
PACE High Yield Investments	416,074

Additionally, PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the year ended July 31, 2017, UBS AM was contractually obligated to waive $547,671 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

With respect to the following Portfolios, UBS AM may voluntarily waive its management fees to the extent necessary to reflect lower subadvisory fees paid. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its management fees. For the year ended July 31, 2017, UBS AM voluntarily waived fees of:

Management fees waived
PACE Intermediate Fixed Income Investments	$49,381
PACE Municipal Fixed Income Investments	75,180
PACE High Yield Investments	312,056
PACE Large Co Value Equity Investments	167,285
PACE Large Co Growth Equity Investments	94,087
PACE Small/Medium Co Value Equity Investments	110,252
PACE Small/Medium Co Growth Equity Investments	209,687
PACE International Equity Investments	304,776
PACE Alternative Strategies Investments	103,481

Additionally, with respect to PACE Government Money Market Investments, UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the year ended July 31, 2017, UBS AM voluntarily waived and/or reimbursed expenses of $35,928 for PACE Government Money Market Investments for that purpose.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2017 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2014, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2017, UBS AM had the following contractual

PACE Select Advisors Trust

Notes to financial statements

waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2020, and recoupments for the year ended July 31, 2017, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Government Money Market Investments	N/A	N/A	N/A	0.60%	$670,937	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	718,268	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	507,489	—
PACE Strategic Fixed Income Investments	0.96	1.46	0.71	0.71	829,653	—
PACE Municipal Fixed Income Investments	0.90	1.40	0.65	0.65	—	—
PACE Global Fixed Income Investments	1.25	1.75	1.00	1.00	—	—
PACE High Yield Investments	1.28	1.78	1.03	1.03	—	—
PACE Large Co Value Equity Investments	1.27	2.02	1.02	1.02	—	—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	—	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	144	—
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging Markets Equity Investments	1.75	2.50	1.50	1.50	361,044	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	524,038	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	—

At July 31, 2017, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2018	Expires July 31, 2019	Expires July 31, 2020
PACE Government Money Market Investments	$2,063,695	$685,972	$706,786	$670,937
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	91,022	40,449	26,932	23,641
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	30,360	12,532	10,225	7,603
PACE Mortgage-Backed Securities Fixed Income Investments—Class Y	222,275	57,441	59,611	105,223
PACE Mortgage-Backed Securities Fixed Income Investments—Class P	1,901,412	702,169	617,442	581,801
PACE Intermediate Fixed Income Investments—Class A	52,826	24,173	16,399	12,254
PACE Intermediate Fixed Income Investments—Class C	4,839	2,177	1,604	1,058
PACE Intermediate Fixed Income Investments—Class Y	2,943	997	1,065	881
PACE Intermediate Fixed Income Investments—Class P	1,685,043	636,278	555,469	493,296
PACE Strategic Fixed Income Investments—Class A	8,002	—	—	8,002
PACE Strategic Fixed Income Investments—Class C	5,921	—	—	5,921
PACE Strategic Fixed Income Investments—Class Y	4,185	—	—	4,185
PACE Strategic Fixed Income Investments—Class P	811,545	—	—	811,545
PACE Small/Medium Co Growth Equity Investments—Class Y	144	—	—	144
PACE International Emerging Markets Equity Investments—Class A	1,829	—	—	1,829
PACE International Emerging Markets Equity Investments—Class C	610	—	—	610
PACE International Emerging Markets Equity Investments—Class Y	2,637	—	—	2,637
PACE International Emerging Markets Equity Investments—Class P	355,968	—	—	355,968
PACE Global Real Estate Securities Investments—Class A	4,400	3,353	682	365
PACE Global Real Estate Securities Investments—Class C	364	142	182	40
PACE Global Real Estate Securities Investments—Class Y	845	210	556	79
PACE Global Real Estate Securities Investments—Class P	1,603,023	533,509	545,960	523,554

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2017, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Affiliated broker	PACE Large Co Value Equity Investments	PACE Small/ Medium Co Value Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$2,624	$3,201	$310
UBS Securities Asia Ltd.	—	—	4,055	2,016	—
UBS Securities Canada Inc.	—	937	—	—	—
UBS Securities LLC	571	4,307	—	3,254	—
UBS Securities Pte Ltd.	—	—	—	2,731	—
UBS Limited	—	—	2,931	233	907

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of PACE Government Money Market Investments, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

	Class A	Class C
Portfolio	Service fees	Service fees	Distribution fees
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%	0.25%	0.50%
PACE Intermediate Fixed Income Investments	0.25	0.25	0.50
PACE Strategic Fixed Income Investments	0.25	0.25	0.50
PACE Municipal Fixed Income Investments	0.25	0.25	0.50
PACE Global Fixed Income Investments	0.25	0.25	0.50
PACE High Yield Investments	0.25	0.25	0.50
PACE Large Co Value Equity Investments	0.25	0.25	0.75
PACE Large Co Growth Equity Investments	0.25	0.25	0.75
PACE Small/Medium Co Value Equity Investments	0.25	0.25	0.75
PACE Small/Medium Co Growth Equity Investments	0.25	0.25	0.75
PACE International Equity Investments	0.25	0.25	0.75
PACE International Emerging Markets Equity Investments	0.25	0.25	0.75
PACE Global Real Estate Securities Investments	0.25	0.25	0.75
PACE Alternative Strategies Investments	0.25	0.25	0.75

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, certain Portfolios owed UBS AM (US) service and distribution fees, and for the year ended July 31, 2017, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$7,698	$565
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	6,951	—
PACE Intermediate Fixed Income Investments—Class A	3,593	4,812
PACE Intermediate Fixed Income Investments—Class C	774	—
PACE Strategic Fixed Income Investments—Class A	2,879	604
PACE Strategic Fixed Income Investments—Class C	5,233	97
PACE Municipal Fixed Income Investments—Class A	10,051	2,878
PACE Municipal Fixed Income Investments—Class C	5,701	—
PACE Global Fixed Income Investments—Class A	8,074	6,783
PACE Global Fixed Income Investments—Class C	1,652	—
PACE High Yield Investments—Class A	908	2,303
PACE High Yield Investments—Class C	1,786	374
PACE Large Co Value Equity Investments—Class A	24,910	9,725
PACE Large Co Value Equity Investments—Class C	10,345	1
PACE Large Co Growth Equity Investments—Class A	9,477	12,121
PACE Large Co Growth Equity Investments—Class C	2,420	—
PACE Small/Medium Co Value Equity Investments—Class A	3,794	932
PACE Small/Medium Co Value Equity Investments—Class C	3,615	—
PACE Small/Medium Co Growth Equity Investments—Class A	4,874	509
PACE Small/Medium Co Growth Equity Investments—Class C	2,554	—
PACE International Equity Investments—Class A	6,503	5,394
PACE International Equity Investments—Class C	1,707	—
PACE International Emerging Markets Equity Investments—Class A	858	22
PACE International Emerging Markets Equity Investments—Class C	1,130	2
PACE Global Real Estate Securities Investments—Class A	97	2,435
PACE Global Real Estate Securities Investments—Class C	211	—
PACE Alternative Strategies Investments—Class A	1,890	9,230
PACE Alternative Strategies Investments—Class C	8,167	307

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the year ended July 31, 2017, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $110,744 which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2017, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Government Money Market Investments	$286,598
PACE Mortgage-Backed Securities Fixed Income Investments	405,035
PACE Intermediate Fixed Income Investments	360,232
PACE Strategic Fixed Income Investments	494,668
PACE Municipal Fixed Income Investments	77,789
PACE Global Fixed Income Investments	464,876
PACE High Yield Investments	380,761
PACE Large Co Value Equity Investments	562,529
PACE Large Co Growth Equity Investments	543,062
PACE Small/Medium Co Value Equity Investments	527,141
PACE Small/Medium Co Growth Equity Investments	528,165
PACE International Equity Investments	524,367
PACE International Emerging Markets Equity Investments	483,364
PACE Global Real Estate Securities Investments	377,926
PACE Alternative Strategies Investments	300,546

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio's Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2017, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$4,041,437	$4,124,355	$—	$4,124,355
PACE Strategic Fixed Income Investments	3,302,989	3,370,668	—	3,370,668
PACE Global Fixed Income Investments	1,557,832	1,588,508	—	1,588,508
PACE High Yield Investments	38,834,615	39,105,815	595,180	39,700,995	US Treasury Notes and US Treasury Bills
PACE Large Co Value Equity Investments**	34,094,925	15,222,949	19,743,737	34,966,686	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	31,932,517	—	32,676,500	32,676,500	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	57,020,149	14,098,351	44,490,937	58,589,288	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	134,064,735	24,788,415	113,241,638	138,030,053	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	44,966,123	23,924,399	23,172,739	47,097,138	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Equity Investments	5,822,292	3,980,781	2,230,781	6,211,562	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	6,699,186	2,478,451	4,409,766	6,888,217	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at July 31, 2017 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$4,124,355	$4,124,355
PACE Strategic Fixed Income Investments	—	3,370,668	3,370,668
PACE Global Fixed Income Investments	—	1,588,508	1,588,508
PACE High Yield Investments	63,315	39,637,680	39,700,995
PACE Large Co Value Equity Investments	34,966,686	—	34,966,686
PACE Large Co Growth Equity Investments	32,676,500	—	32,676,500
PACE Small/Medium Co Value Equity Investments	58,589,288	—	58,589,288
PACE Small/Medium Co Growth Equity Investments	138,030,053	—	138,030,053
PACE International Equity Investments	47,097,138	—	47,097,138
PACE International Emerging Markets Equity Investments	6,211,562	—	6,211,562
PACE Global Real Estate Securities Investments	6,888,217	—	6,888,217

Bank line of credit

With the exception of PACE Government Money Market Investments, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $75 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and for other temporary or emergency purposes.

PACE Select Advisors Trust

Notes to financial statements

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the year ended July 31, 2017, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Strategic Fixed Income Investments	$5,270,269	1	$291	1.986%
PACE Large Co Value Equity Investments	1,076,826	39	1,945	1.571
PACE Large Co Growth Equity Investments	1,688,439	16	1,382	1.806
PACE Small/Medium Co Value Equity Investments	2,061,144	10	1,127	1.968
PACE International Equity Investments	1,050,413	45	2,465	1.855
PACE International Emerging Markets Equity Investments	1,923,387	13	1,378	1.978
PACE Global Real Estate Securities Investments	633,212	5	151	1.714
PACE Alternative Strategies Investments	2,728,526	12	1,654	1.773

At July 31, 2017, PACE International Equity Investments had an outstanding borrowing of $1,528,972.

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2017, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$61,823
PACE Large Co Growth Equity Investments	34,799
PACE Small/Medium Co Value Equity Investments	101,061
PACE Small/Medium Co Growth Equity Investments	48,538
PACE International Equity Investments	92,527
PACE International Emerging Markets Equity Investments	16,363
PACE Global Real Estate Securities Investments	8,236
PACE Alternative Strategies Investments	25,198

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2017, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Large Co Value Equity Investments	$21,537
PACE Large Co Growth Equity Investments	25,159

PACE Select Advisors Trust

Notes to financial statements

PACE Small/Medium Co Value Equity Investments	$18,241
PACE Small/Medium Co Growth Equity Investments	3,569
PACE International Equity Investments	37,477
PACE International Emerging Markets Equity Investments	20,644
PACE Global Real Estate Securities Investments	19,578
PACE Alternative Strategies Investments	14,930

For the year ended July 31, 2017, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Government Money Market Investments	$14,966,961
PACE Mortgage-Backed Securities Fixed Income Investments	2,196,028,453
PACE Intermediate Fixed Income Investments	165,166,383
PACE Strategic Fixed Income Investments	2,381,222,468
PACE Municipal Fixed Income Investments	11,211,057
PACE Global Fixed Income Investments	39,974,689
PACE High Yield Investments	40,149,133
PACE Alternative Strategies Investments	45,985,505

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the year ended July 31, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$10,490,467,815	$10,554,305,274
PACE Intermediate Fixed Income Investments	1,810,169,768	1,805,287,179
PACE Strategic Fixed Income Investments (long transactions)	2,119,043,685	2,202,891,943
PACE Municipal Fixed Income Investments	53,766,117	70,031,713
PACE Global Fixed Income Investments	928,503,104	1,014,363,512
PACE High Yield Investments	358,936,064	415,044,555
PACE Large Co Value Equity Investments (long transactions)	754,102,358	911,209,836
PACE Large Co Value Equity Investments (short transactions)	184,299,542	169,023,828
PACE Large Co Growth Equity Investments	494,653,622	624,902,047
PACE Small/Medium Co Value Equity Investments	519,786,551	589,165,157
PACE Small/Medium Co Growth Equity Investments	431,342,728	478,541,095
PACE International Equity Investments (long transactions)	680,523,577	631,217,031
PACE International Equity Investments (short transactions)	169,402,769	178,602,013
PACE International Emerging Markets Equity Investments	270,160,699	290,741,379
PACE Global Real Estate Securities Investments	136,838,763	141,939,129
PACE Alternative Strategies Investments (long transactions)	686,202,148	779,370,078
PACE Alternative Strategies Investments (short transactions)	360,263,359	334,175,444

PACE Select Advisors Trust

Notes to financial statements

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Government Money Market Investments, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	24,803	$324,266	280	$3,652
Shares repurchased	(399,286)	(5,151,214)	(100,310)	(1,298,023)
Dividends reinvested	57,294	738,418	15,145	195,472
Net decrease	(317,189)	$(4,088,530)	(84,885)	$(1,098,899)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,828,107	$23,584,420	5,185,379	$66,990,471
Shares repurchased	(2,320,771)	(30,067,977)	(9,322,519)	(120,161,019)
Dividends reinvested	105,340	1,357,824	778,507	10,039,350
Net decrease	(387,324)	$(5,125,733)	(3,358,633)	$(43,131,198)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	62,676	$819,419	718	$9,366
Shares repurchased	(678,110)	(8,838,528)	(73,491)	(951,773)
Dividends reinvested	58,668	761,882	13,365	173,862
Net decrease	(556,766)	$(7,257,227)	(59,408)	$(768,545)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,360,226	$30,698,013	5,938,165	$77,182,418
Shares repurchased	(2,064,149)	(26,827,857)	(8,474,604)	(110,184,103)
Dividends reinvested	88,232	1,146,869	732,706	9,521,112
Net increase (decrease)	384,309	$5,017,025	(1,803,733)	$(23,480,573)

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	39,571	$483,060	13,098	$159,408
Shares repurchased	(188,733)	(2,316,132)	(47,437)	(581,631)
Dividends reinvested	17,024	208,555	936	11,478
Net decrease	(132,138)	$(1,624,517)	(33,403)	$(410,745)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	42	$511	4,914,065	$60,306,862
Shares repurchased	(5,535)	(67,833)	(8,186,664)	(100,409,216)
Dividends reinvested	584	7,153	571,153	6,998,996
Net decrease	(4,909)	$(60,169)	(2,701,446)	$(33,103,358)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,525	$400,870	5,222	$63,654
Shares repurchased	(167,380)	(2,055,363)	(30,989)	(381,832)
Dividends reinvested	22,248	271,974	1,612	19,707
Net decrease	(112,607)	$(1,382,519)	(24,155)	$(298,471)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,513	$18,520	6,722,149	$82,609,507
Shares repurchased	(6,096)	(74,487)	(7,046,388)	(86,606,273)
Dividends reinvested	821	10,045	706,177	8,637,610
Net increase (decrease)	(3,762)	$(45,922)	381,938	$4,640,844

PACE Strategic Fixed Income Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	138,847	$1,902,451	32,769	$448,558
Shares repurchased	(135,375)	(1,857,529)	(192,885)	(2,652,160)
Dividends reinvested	32,977	446,367	19,054	257,504
Net increase (decrease)	36,449	$491,289	(141,062)	$(1,946,098)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	36,268	$490,502	7,895,823	$108,542,804
Shares repurchased	(87,754)	(1,206,837)	(12,264,489)	(168,349,196)
Dividends reinvested	6,535	88,375	2,613,274	35,388,248
Net decrease	(44,951)	$(627,960)	(1,755,392)	$(24,418,144)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	58,037	$804,711	27,500	$381,826
Shares repurchased	(116,713)	(1,607,795)	(153,639)	(2,123,679)
Dividends reinvested	23,858	327,442	15,588	213,855
Net decrease	(34,818)	$(475,642)	(110,551)	$(1,527,998)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,583	$483,446	9,379,592	$129,053,283
Shares repurchased	(63,965)	(886,160)	(15,353,290)	(211,087,432)
Dividends reinvested	6,469	88,581	2,101,232	28,813,371
Net decrease	(21,913)	$(314,133)	(3,872,466)	$(53,220,778)

PACE Municipal Fixed Income Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	22,482	$292,349	1,477	$19,532
Shares repurchased	(321,637)	(4,209,887)	(106,756)	(1,392,164)
Dividends reinvested	84,731	1,097,789	13,137	169,983
Net decrease	(214,424)	$(2,819,749)	(92,142)	$(1,202,649)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,674	$34,577	3,997,284	$52,136,942
Shares repurchased	(894)	(11,634)	(5,850,419)	(76,002,927)
Dividends reinvested	36	469	774,501	10,044,406
Net increase (decrease)	1,816	$23,412	(1,078,634)	$(13,821,579)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	63,428	$845,058	21,083	$280,720
Shares repurchased	(455,385)	(6,060,444)	(46,866)	(623,776)
Dividends reinvested	81,023	1,078,481	12,790	170,255
Net decrease	(310,934)	$(4,136,905)	(12,993)	$(172,801)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,625	$34,750	4,727,279	$63,083,383
Shares repurchased	(3,639)	(48,711)	(5,903,217)	(78,839,463)
Dividends reinvested	47	626	746,403	9,941,157
Net decrease	(967)	$(13,335)	(429,535)	$(5,814,923)

PACE Select Advisors Trust

Notes to financial statements

PACE Global Fixed Income Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	42,161	$428,440	1,827	$19,490
Shares repurchased	(528,768)	(5,288,643)	(36,049)	(360,691)
Dividends reinvested	80,054	784,718	4,329	42,300
Net decrease	(406,553)	$(4,075,485)	(29,893)	$(298,901)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	20,528	$199,642	5,805,630	$57,723,827
Shares repurchased	(144,767)	(1,457,720)	(14,325,980)	(141,017,271)
Dividends reinvested	7,667	75,266	1,151,793	11,298,225
Net decrease	(116,572)	$(1,182,812)	(7,368,557)	$(71,995,219)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,800	$347,827	4,852	$51,385
Shares repurchased	(400,840)	(4,048,622)	(18,642)	(186,654)
Dividends reinvested	100,115	1,001,263	5,591	55,822
Net decrease	(267,925)	$(2,699,532)	(8,199)	$(79,447)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	16,847	$169,866	6,952,643	$70,369,750
Shares repurchased	(108,584)	(1,089,768)	(11,353,659)	(114,782,200)
Dividends reinvested	12,456	124,288	1,430,992	14,323,544
Net decrease	(79,281)	$(795,614)	(2,970,024)	$(30,088,906)

PACE High Yield Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	187,204	$1,834,110	25,004	$244,734
Shares repurchased	(172,758)	(1,691,398)	(101,939)	(1,003,120)
Dividends reinvested	15,426	152,398	8,203	80,939
Net increase (decrease)	29,872	$295,110	(68,732)	$(677,447)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	158	$1,582	5,454,783	$54,112,831
Shares repurchased	(43,448)	(430,252)	(13,245,821)	(131,819,861)
Dividends reinvested	3,735	36,967	2,146,838	21,251,408
Net decrease	(39,555)	$(391,703)	(5,644,200)	$(56,455,622)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	40,974	$381,201	31,515	$291,417
Shares repurchased	(217,253)	(1,983,488)	(95,461)	(876,856)
Dividends reinvested	19,117	175,667	9,313	85,559
Net decrease	(157,162)	$(1,426,620)	(54,633)	$(499,880)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,222	$129,145	7,325,904	$67,440,502
Shares repurchased	(44,972)	(418,776)	(10,849,112)	(99,774,567)
Dividends reinvested	6,630	61,042	2,424,658	22,339,811
Net decrease	(24,120)	$(228,589)	(1,098,550)	$(9,994,254)

PACE Large Co Value Equity Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	97,416	$2,116,816	8,839	$199,165
Shares repurchased	(578,984)	(13,129,356)	(105,269)	(2,343,246)
Dividends reinvested	195,073	4,430,117	16,545	377,559
Net decrease	(286,495)	$(6,582,423)	(79,885)	$(1,766,522)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,076	$299,723	4,321,121	$97,734,533
Shares repurchased	(149,139)	(3,392,757)	(10,383,085)	(235,130,902)
Dividends reinvested	35,514	807,218	2,219,766	50,233,136
Net decrease	(100,549)	$(2,285,816)	(3,842,198)	$(87,163,233)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	78,794	$1,606,982	8,648	$176,495
Shares repurchased	(718,201)	(15,146,818)	(97,849)	(2,007,994)
Dividends reinvested	634,332	12,534,399	71,270	1,415,420
Net decrease	(5,075)	$(1,005,437)	(17,931)	$(416,079)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,727	$428,211	5,453,559	$112,509,688
Shares repurchased	(122,992)	(2,600,559)	(10,790,537)	(224,267,778)
Dividends reinvested	111,958	2,214,537	7,078,912	139,383,770
Net increase	10,693	$42,189	1,741,934	$27,625,680

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Growth Equity Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	35,214	$797,762	4,805	$89,015
Shares repurchased	(221,741)	(5,017,890)	(63,737)	(1,191,712)
Dividends reinvested	61,879	1,318,013	6,142	108,599
Net decrease	(124,648)	$(2,902,115)	(52,790)	$(994,098)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,931	$139,872	4,297,217	$99,576,157
Shares repurchased	(84,723)	(1,997,979)	(9,795,290)	(228,489,621)
Dividends reinvested	20,433	450,768	1,762,289	38,611,773
Net decrease	(58,359)	$(1,407,339)	(3,735,784)	$(90,301,691)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	77,193	$1,673,916	5,153	$101,239
Shares repurchased	(238,792)	(5,344,991)	(28,414)	(532,299)
Dividends reinvested	294,538	6,356,126	33,471	607,835
Net increase	132,939	$2,685,051	10,210	$176,775

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,187	$380,882	4,634,745	$105,678,140
Shares repurchased	(115,244)	(2,582,171)	(10,774,125)	(247,009,171)
Dividends reinvested	101,937	2,275,236	8,193,923	181,659,306
Net increase	3,880	$73,947	2,054,543	$40,328,275

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	22,524	$442,534	5,365	$97,193
Shares repurchased	(94,015)	(1,933,931)	(43,473)	(721,678)
Dividends reinvested	31,163	647,548	8,801	154,544
Net decrease	(40,328)	$(843,849)	(29,307)	$(469,941)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	380	$8,190	2,186,330	$45,803,057
Shares repurchased	(23,076)	(475,970)	(5,020,452)	(105,541,766)
Dividends reinvested	737	15,893	924,407	19,717,504
Net decrease	(21,959)	$(451,887)	(1,909,715)	$(40,021,205)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	37,781	$679,799	4,275	$66,392
Shares repurchased	(128,751)	(2,307,091)	(34,608)	(524,594)
Dividends reinvested	93,591	1,624,745	31,509	465,710
Net increase (decrease)	2,621	$(2,547)	1,176	$7,508

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,729	$51,474	3,056,983	$56,419,641
Shares repurchased	(18,832)	(329,679)	(5,141,981)	(96,184,485)
Dividends reinvested	5,314	95,497	2,745,585	48,843,945
Net increase (decrease)	(10,789)	$(182,708)	660,587	$9,079,101

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	21,537	$307,658	27,464	$324,342
Shares repurchased	(198,619)	(2,997,232)	(43,816)	(506,314)
Dividends reinvested	—	—	—	—
Net decrease	(177,082)	$(2,689,574)	(16,352)	$(181,972)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	262	$4,401	2,716,804	$43,686,141
Shares repurchased	(26,378)	(409,960)	(5,593,573)	(90,563,865)
Dividends reinvested	—	—	46	700
Net decrease	(26,116)	$(405,559)	(2,876,723)	$(46,877,024)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	85,037	$1,197,621	6,221	$73,839
Shares repurchased	(263,171)	(3,934,411)	(67,009)	(815,001)
Dividends reinvested	318,095	4,517,436	64,384	722,393
Net increase (decrease)	139,961	$1,780,646	3,596	$(18,769)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,732	$58,653	3,768,892	$57,091,212
Shares repurchased	(20,164)	(301,010)	(5,943,491)	(93,788,979)
Dividends reinvested	9,128	139,471	5,905,510	88,877,927
Net increase (decrease)	(7,304)	$(102,886)	3,730,911	$52,180,160

PACE Select Advisors Trust

Notes to financial statements

PACE International Equity Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	36,409	$535,552	1,730	$25,008
Shares repurchased	(256,375)	(3,739,739)	(35,061)	(487,060)
Dividends reinvested	37,580	519,732	1,452	19,766
Net decrease	(182,386)	$(2,684,455)	(31,879)	$(442,286)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	22,403	$335,300	12,384,069	$182,116,934
Shares repurchased	(259,024)	(3,739,939)	(10,880,708)	(158,879,925)
Dividends reinvested	22,854	314,477	1,407,765	19,328,610
Net increase (decrease)	(213,767)	$(3,090,162)	2,911,126	$42,565,619

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	51,695	$711,119	4,273	$58,897
Shares repurchased	(232,451)	(3,207,342)	(31,163)	(419,473)
Dividends reinvested	28,179	388,873	1,124	15,259
Net decrease	(152,577)	$(2,107,350)	(25,766)	$(345,317)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	72,211	$962,286	9,068,848	$123,887,296
Shares repurchased	(246,214)	(3,301,859)	(12,539,104)	(170,852,966)
Dividends reinvested	21,438	294,346	1,105,100	15,139,872
Net decrease	(152,565)	$(2,045,227)	(2,365,156)	$(31,825,798)

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15,192	$181,698	—	$—
Shares repurchased	(61,822)	(732,375)	(18,856)	(203,093)
Dividends reinvested	2,482	26,782	92	915
Net decrease	(44,148)	$(523,895)	(18,764)	$(202,178)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	20,151	$245,755	5,624,189	$66,658,885
Shares repurchased	(145,722)	(1,715,451)	(7,063,584)	(84,497,808)
Dividends reinvested	6,934	75,304	357,626	3,862,358
Net decrease	(118,637)	$(1,394,392)	(1,081,769)	$(13,976,565)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	17,146	$184,823	57	$1,077
Shares repurchased	(72,405)	(760,386)	(24,921)	(243,564)
Dividends reinvested	1,083	11,357	—	—
Net decrease	(54,176)	$(564,206)	(24,864)	$(242,487)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	60,245	$658,274	8,177,370	$86,270,069
Shares repurchased	(112,063)	(1,202,099)	(9,161,198)	(96,795,134)
Dividends reinvested	7,603	80,288	352,582	3,705,641
Net decrease	(44,215)	$(463,537)	(631,246)	$(6,819,424)

PACE Global Real Estate Securities Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	24,369	$187,585	10,552	$79,994
Shares repurchased	(13,227)	(99,468)	(19,433)	(137,938)
Dividends reinvested	1,996	14,210	1,594	10,900
Net increase (decrease)	13,138	$102,327	(7,287)	$(47,044)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,146	$8,282	2,337,461	$16,893,651
Shares repurchased	(484)	(3,514)	(3,790,450)	(27,427,929)
Dividends reinvested	136	938	820,141	5,626,170
Net increase (decrease)	798	$5,706	(632,848)	$(4,908,108)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,083	$15,391	645	$4,490
Shares repurchased	(5,046)	(36,866)	(7,297)	(48,962)
Dividends reinvested	1,024	7,188	988	6,668
Net decrease	(1,939)	$(14,287)	(5,664)	$(37,804)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,493	$17,052	2,487,982	$17,219,231
Shares repurchased	(38,781)	(273,136)	(3,932,400)	(27,225,091)
Dividends reinvested	1,055	7,174	623,246	4,219,376
Net decrease	(35,233)	$(248,910)	(821,172)	$(5,786,484)

PACE Select Advisors Trust

Notes to financial statements

PACE Alternative Strategies Investments
For the year ended July 31, 2017:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	113,582	$1,184,373	56,144	$555,670
Shares repurchased	(234,713)	(2,474,229)	(373,423)	(3,711,389)
Dividends reinvested	—	—	—	—
Net decrease	(121,131)	$(1,289,856)	(317,279)	$(3,155,719)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,528	$89,460	10,350,762	$108,680,982
Shares repurchased	(132,701)	(1,380,661)	(17,743,826)	(185,454,010)
Dividends reinvested	—	—	—	—
Net decrease	(124,173)	$(1,291,201)	(7,393,064)	$(76,773,028)

For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	413,463	$4,381,863	448,480	$4,545,102
Shares repurchased	(162,128)	(1,708,287)	(107,636)	(1,074,161)
Dividends reinvested	14,938	158,942	27,571	279,019
Net increase	266,273	$2,832,518	368,415	$3,749,960

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,288,642	$34,814,593	17,175,414	$181,235,185
Shares repurchased	(3,376,675)	(35,026,681)	(21,313,309)	(224,926,210)
Dividends reinvested	52,574	553,603	2,239,290	23,534,934
Net increase (decrease)	(35,459)	$341,515	(1,898,605)	$(20,156,091)

Redemption fees

Effective August 3, 2015, the redemption fee of 1.00% imposed by each class of each series of the Trust, with the exception of PACE Government Money Market Investments, was eliminated. Prior to August 3, 2015 for purchases of shares on or after February 17, 2015, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. This amount was paid to the applicable Portfolio. For the period ended July 31, 2017, the redemption fees retained by the Portfolios are disclosed in the Statement of changes in net assets.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

PACE Select Advisors Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended July 31, 2017 and July 31, 2016 were as follows:

	2017				2016
Portfolio	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital
PACE Government Money Market Investments	$—	$227,818	$—	$—	$—	$24,948	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	13,518,665	—	—	—	12,711,635	—	—
PACE Intermediate Fixed Income Investments	—	8,021,219		—	—	9,142,720	720,188	—
PACE Strategic Fixed Income Investments	—	32,945,823	6,254,022	—	—	26,746,267	5,095,336	—
PACE Municipal Fixed Income Investments	10,386,704	92,505	2,805,662	—	11,033,492	—	2,030,575	—
PACE Global Fixed Income Investments	—	9,237,190	—	4,012,782	—	16,848,527	—	—
PACE High Yield Investments	—	23,351,261	—		—	21,394,896	—	3,178,152
PACE Large Co Value Equity Investments	—	23,248,091	36,152,031	—	—	45,716,794	119,176,371	—
PACE Large Co Growth Equity Investments	—	4,312,814	38,258,776	—	—	—	200,263,532	—
PACE Small/Medium Co Value Equity Investments	—	16,268,383	5,521,465	—	—	6,543,402	46,938,578	—
PACE Small/Medium Co Growth Equity Investments	—	—	—	—	—	22,271,143	76,772,564	—
PACE International Equity Investments	—	21,641,537	—	—	—	16,961,715	—	—
PACE International Emerging Markets Equity Investments	—	4,192,140	—	—	—	4,028,778	—	—
PACE Global Real Estate Securities Investments	—	6,076,147	—	—	—	4,533,677	—	—
PACE Alternative Strategies Investments	—	—	—	—	—	26,380,799	—	—

At July 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE Government Money Market Investments	$34,550	$—	$(1,112)	$—	$33,438
PACE Mortgage-Backed Securities Fixed Income Investments	452,815	—	(14,607,581)	1,774,599	(12,380,167)
PACE Intermediate Fixed Income Investments	1,268,087	—	(287,106)	2,377,681	3,358,662
PACE Strategic Fixed Income Investments	—	—	(10,532,011)	4,851,910	(5,680,101)
PACE Municipal Fixed Income Investments	2,516	489,386	—	13,244,245	13,736,147
PACE Global Fixed Income Investments	—	—	(49,766,891)	10,953,922	(38,812,969)
PACE High Yield Investments	779,282	—	(13,883,966)	14,863,555	1,758,871
PACE Large Co Value Equity Investments	18,425,277	83,889,448	(1,742,541)	159,075,682	259,647,866
PACE Large Co Growth Equity Investments	3,733,821	93,087,713	—	355,937,724	452,759,258
PACE Small/Medium Co Value Equity Investments	30,322,620	26,330,356	—	40,427,216	97,080,192
PACE Small/Medium Co Growth Equity Investments	—	19,377,588	(1,786,669)	70,416,901	88,007,820
PACE International Equity Investments	17,854,983	—	(126,226,982)	97,519,454	(10,852,545)

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE International Emerging Markets Equity Investments	$5,668,669	$—	$(64,239,643)	$67,493,364	$8,922,390
PACE Global Real Estate Securities Investments	2,905,092	228,011	—	(3,160,239)	(27,136)
PACE Alternative Strategies Investments	—	—	(47,107,186)	16,244,998	(30,862,188)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Post-enactment loss incurred that will be carried forward indefinitely are as following:

Portfolio	Short-term	Long-term	Total
PACE Government Money Market Investments	$1,112	$—	$1,112
PACE Mortgage-Backed Securities Fixed Income Investments	3,247,980	11,359,601	14,607,581
PACE Intermediate Fixed Income Investments	13,786	—	13,786
PACE Strategic Fixed Income Investments	7,210,603	2,744,934	9,955,537
PACE Global Fixed Income Investments	7,060,055	—	7,060,055
PACE High Yield Investments	—	13,883,966	13,883,966
PACE International Emerging Markets Equity Investments	41,232,504	23,007,139	64,239,643
PACE Alternative Strategies Investments	278,914	—	278,914

At July 31, 2017, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	July 31, 2018	July 31, 2019	July 31, 2020	July 31, 2021	Total
PACE Global Fixed Income Investments	$7,784,695	$—	$—	$—	$7,784,695
PACE International Equity Investments	122,040,705	—	—	—	122,040,705
PACE Alternative Strategies Investments	35,556,572	—	—	—	35,556,572

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
PACE Global Fixed Income Investments	$3,609,857
PACE High Yield Investments	3,038,919
PACE International Equity Investments	36,204,323
PACE International Emerging Markets Equity Investments	12,458,209
Capital loss carryforwards expired
PACE Global Fixed Income Investments	$765,140

PACE Select Advisors Trust

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2017, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
Portfolio	losses	Short-term	Long-term
PACE Strategic Fixed Income Investments	$131,392	$—	$—
PACE Small/Medium Co Growth Equity Investments	1,786,669	—	—
PACE Global Fixed Income Investments	29,216,059	—	—
PACE Alternative Strategies Investments	10,738,478	—	—

At July 31, 2017, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Accumulated net investment income/ (distributions in excess of)	Accumulated net realized gain/loss	Beneficial interest
PACE Mortgage-Backed Securities Fixed Income Investments	$6,012,121	$(6,012,121)	$—
PACE Intermediate Fixed Income Investments	(327,828)	327,828	—
PACE Strategic Fixed Income Investments	(1,263,811)	1,263,811	—
PACE Municipal Fixed Income Investments	(3,007)	3,007	—
PACE Global Fixed Income Investments	(22,120,735)	31,680,871	(9,560,136)
PACE High Yield Investments	2,114,997	(2,114,997)	—
PACE Large Co Value Equity Investments	(187,611)	187,611	—
PACE Large Co Growth Equity Investments	(482,751)	482,751	—
PACE Small/Medium Co Value Equity Investments	2,438,216	(2,438,216)	—
PACE Small/Medium Co Growth Equity Investments	2,076,483	161,330	(2,237,813)
PACE International Equity Investments	596,045	(596,045)	—
PACE International Emerging Markets Equity Investments	100,466	(100,466)	—
PACE Global Real Estate Securities Investments	2,005,537	(2,005,537)	—
PACE Alternative Strategies Investments	3,569,089	1,596,490	(5,165,579)

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, tax character of distributions and adjustments for certain debt obligations.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2017 that, other than PACE Global Real Estate Securities Investments, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As of July 31, 2017, PACE Global Real Estate Securities Investments has recognized a liability of $38,498 related to uncertain tax positions which is included in payable foreign withholding taxes and foreign capital gains taxes. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2017, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

PACE Select Advisors Trust

Notes to financial statements

Each of the tax years in the four year period ended July 31, 2017, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Event

Effective August 1, 2017, PACE Municipal Fixed Income Investments lowered its expense cap so that the fund's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.82% for Class A, 1.32% for Class C and 0.57% for both Class Y and Class P. Additionally, the waiver of UBS AM's management fees to reflect a lower management fee paid by the fund to UBS AM was terminated. In addition, effective August 1, 2017, PACE International Emerging Markets Equity Investments lowered its expense cap so that the fund's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.70% for Class A, 2.45% for Class C and 1.45% for both Class Y and Class P.

PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public
accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PACE Select Advisors Trust (comprising, respectively, PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments (formerly, PACE International Fixed Income Investments), PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2017, and the related statements of operations and the statements of cash flows of PACE Large Co Value Equity Investments and PACE International Equity Investments for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the PACE Select Advisors Trust at July 31, 2017, the results of their operations and the cash flows of PACE Large Co Value Equity Investments and PACE International Equity Investments for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
September 29, 2017

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Foreign tax credit
PACE High Yield Investments	0.05%	$—
PACE Large Co Value Equity Investments	93.44	—
PACE Large Co Growth Equity Investments	100.00	—
PACE Small/Medium Co Value Equity Investments	20.61	—
PACE International Equity Investments	—	1,713,179
PACE International Emerging Markets Equity Investments	0.68	1,405,855
PACE Global Real Estate Securities Investments	1.18	—

Also, for the fiscal year ended July 31, 2017, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $30,339,729 and $12,585,273, respectively.

For the taxable year ended July 31, 2017, the Portfolios designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Portfolio	Maximum amount considered qualified dividend income
PACE High Yield Investments	$12,631
PACE Large Co Value Equity Investments	23,248,091
PACE Large Co Growth Equity Investments	4,312,814
PACE Small/Medium Co Value Equity Investments	3,490,526
PACE International Equity Investments	23,354,716
PACE International Emerging Markets Equity Investments	5,500,615
PACE Global Real Estate Securities Investments	305,159

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2018. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Government Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

February 2017 Board Meeting

Jackson Square Partners LLC

Trustees' considerations

At a meeting of the board of PACE Select Advisors Trust (the "Trust") on February 21-22, 2017, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of an amendment of the sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Jackson Square Partners LLC ("Jackson Square") (the "Sub-Advisory Agreement") with respect to a series of the Trust, PACE Large Co Growth Equity Investments (the "Fund"). Management discussed with the board its proposal to lower the rate of the sub-advisory fee payable by UBS AM to Jackson Square, which would be effective retroactively as of February 1, 2017. Since the board had approved the renewal of the Sub-Advisory Agreement at a meeting held on July 12-13, 2016 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations, including consideration of the nature, extent and quality of the services under the Sub-Advisory Agreement, fund performance, economies of scale and other benefits that Jackson Square could receive from its association with the Fund, by reference to their considerations and determinations at the July Meeting. The board also received a memorandum from UBS AM discussing the proposed new fee structure.

UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM or Jackson Square. The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Jackson Square in light of the nature, extent and quality of the sub-advisory services provided by Jackson Square. The board noted that the proposed contractual sub-advisory fee would reduce the overall fee rate payable and result in a lower sub-advisory fee to be paid by UBS AM out of the management fee paid to it by the Fund. The board indicated that it would further consider the implications, if any, of this lower sub-advisory expense to UBS AM, among other matters, when it engages in its next full UBS AM management contract review, or before if appropriate. In this regard, it was noted that UBS AM provides updated profitability data on the Fund on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

The board, including a majority of the Independent Trustees, approved the amendment of the Sub-Advisory Agreement for the Fund. No single factor considered by the board was identified by the board as the principal factor in determining whether to approve amendment of the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

May 2017 Board Meeting

Kettle Hill Capital Management, LLC

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 16-17, 2017, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Kettle Hill Capital Management, LLC ("Kettle Hill") (the "Sub-Advisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the target allocation of the Portfolio's assets managed by Standard Life Investments (Corporate Funds) Limited ("Standard Life") from 23% to 18% and to reallocate a portion of the assets managed by Standard Life (i.e., 5%) to Kettle Hill. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Kettle Hill as a sub-advisor to the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Kettle Hill to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Kettle Hill as a sub-advisor to the Portfolio, including its "due diligence" concerning Kettle Hill and its belief that Kettle Hill's U.S. small cap value equity long/short strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's ability to generate risk-adjusted returns and downside capture performance over full business cycles and complementing the strategies provided by other sub-advisors to the Portfolio. The board also received materials from Kettle Hill detailing its investment philosophy and met with representatives of Kettle Hill, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS AM to Kettle Hill in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Kettle Hill. The board noted that the proposed contractual sub-advisory fee would result in a net increase in the sub-advisory fees paid by UBS AM with respect to the Portfolio. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Fund performance—The board received and considered performance information for the strategy provided by Kettle Hill. The board also noted that, as Kettle Hill would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of Kettle Hill or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of sub-advisory agreements (unaudited)

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to Kettle Hill—The board was informed by management that Kettle Hill's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Kettle Hill would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Kettle Hill could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a sub-advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 18-19, 2017, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with subadvisors/sub-manager(s), the subadvisory/sub-management agreements for the Portfolios. (Throughout this discussion, each subadvisor/sub-manager to a Portfolio is referred to as a "Subadvisor" and each subadvisory/sub-management agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM and the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, subadvisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by each Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of each Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each regular meeting on the Subadvisors' performance and compliance with applicable requirements and made recommendations with respect to Subadvisor changes (both in terms of the allocation of Portfolio assets to Subadvisors and their hiring and termination) from time to time based on the performance of the Subadvisors and other relevant factors. The board's evaluation of the services provided by UBS AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Subadvisors, monitoring current Subadvisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Subadvisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders of the Trust held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or portfolio management team from each Subadvisor primarily responsible for the day-to-day management of each Portfolio. The board recognized that the Portfolios' senior personnel at UBS AM report to the board regularly, and

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

that at each regular meeting the board receives a detailed report from UBS AM on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $146 billion in assets under management as of March 31, 2017 and was part of the UBS Asset Management Division, which had approximately $695 billion in assets under management worldwide as of March 31, 2017. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through November 30, 2017 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS AM also offered specific new expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group"). The board also received from Broadridge comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM. The board observed that it had received certain information regarding fees, compensation from other similar funds, and economies of scale from certain Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadvisor is paid by UBS AM, not by the particular Portfolio, and, accordingly,

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2017, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2017. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS AM's statement that while management believed that the Broadridge peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. A Subadvisor's profitability in providing services to a Portfolio was not a significant factor considered by the board, as the subadvisory fees are paid by UBS AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Government Money Market Investments. The board also noted that as of April 30, 2017, with the exception of PACE Global Fixed Income Investments, PACE Global Real Estate Securities Investments, PACE High Yield Investments, PACE International Emerging Markets Equity Investments and PACE Small/Medium Co Growth Equity Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS AM.

Generally, in light of UBS AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS AM and the Subadvisors—The board was informed by management that the Subadvisors' relationships with the Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisors' relationships with the Portfolios, with the exception of possible

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Broadridge Expense Group, Supplemental Expense Group and Broadridge Performance Universe categories. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Broadridge information is calculated on a share class basis. References appearing below relate to Class A shares; the board also had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of J.P. Morgan Investment Management Inc. ("J. P. Morgan"), Jackson Square Partners, LLC and Mar Vista Investment Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management explained that the majority of the Portfolio's underperformance relative to peers over the one-year period was driven by poor stock selection in certain sectors. Management stated that two of the Portfolio's Subadvisors underperformed the performance benchmark. Management noted that over the past year and especially in 2016, it was a difficult environment for active growth managers as the majority lagged the benchmark. Management noted that, given the sharply rising market and the Portfolio's generally lower beta profile positioning over the past five years, the Portfolio would be expected to lag the benchmark. Management also noted its belief that active equity managers go through alpha cycles and that there is potential for performance reversion as the Subadvisors are still adhering to their investment philosophy and process.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within three basis points (that is, hundredths of a percentage point)—i.e., 0.03%) within a tightly-ranged peer group. Management also noted that, compared to the Supplemental Expense Group, consisting of seven other subadvised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with its peers, and the Portfolio's total expenses were below the median. Management stated that the Portfolio's total expenses were lower than those of the other two multi-managed funds in the Supplemental Expense Group. Management also noted the downward trend in the Portfolio's total expenses over the last few years.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Boston Partners Global Investors, Inc., Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), Pzena Investment Management, LLC and River Road Asset Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within three basis points—i.e., 0.03%) within a tightly-ranged peer group and that the Portfolio was the only multi-managed fund in the Expense Group. Management noted that, compared to the Supplemental Expense Group, consisting of six other subadvised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the respective medians. Management also noted that the managers of four of the other subadvised funds utilize affiliated subadvisors, which may result in those funds having lower overall expenses.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of LMCG Investments, LLC ("LMCG"), Riverbridge Partners, LLC and Timpani Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management explained that the Portfolio outperformed its performance benchmark by 60 basis points (i.e., 0.60%) over the one-year period but underperformed its Expense Group peers largely due to the Portfolio being classified under the Broadridge Small Cap Growth category given that there is not a Broadridge small/medium cap growth category. Management noted that small cap companies outperformed mid cap companies during the one-year period. Management stated that a majority of the Portfolio's outperformance relative to its performance benchmark was driven by positive stock selection within certain sectors as well as sector allocation and that the most prominent detractor to Fund performance was weak stock selection within a particular sector.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Huber Capital Management LLC, Kayne Anderson Rudnick Investment Management, LLC, Sapience Investments, LLC and Systematic Financial Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three- and five-year periods, but that the Portfolio's performance was below the Performance Universe median for the one- and ten-year periods and since inception. Management stated that the Portfolio was classified under the Broadridge Small Cap Core Category, as there is not a Broadridge small/medium cap value category. Management noted that small cap companies outperformed mid cap companies during the one-year period. Management noted that one of the Portfolio's Subadvisors was a significant detractor to Portfolio performance and underperformed due to sector allocation.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as below or at the median in the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Chautauqua Capital Management—a division of Robert W. Baird & Co. Incorporated, Los Angeles Capital and Mondrian Investment Partners Limited ("Mondrian"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the five-year period, but that the Portfolio's performance was below the Performance Universe median for the one-, three- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within three basis points—i.e., 0.03%) within a tightly-ranged peer group and that the Portfolio's total expenses were lower than those of the only other multi-managed fund in the Expense Group. Management noted that, compared to the Supplemental Expense Group, consisting of eight other subadvised funds, the Portfolio's Contractual Management Fee and total expenses were above the median and the Portfolio's Actual Management Fee was at the median. Management also noted that the managers of six of the other subadvised funds utilize affiliated subadvisors, which may result in those funds having lower overall expenses.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of LMCG, Mondrian and William Blair Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management stated that the Portfolio underperformed, particularly in 2016, due to a rally in cheap, low-quality, high-risk companies that the Portfolio generally avoids. Management noted that an overweight to a particular sector contributed to underperformance, compounded by poor stock selection. One of the Subadvisors also lagged during the one-year period due to poor sector selection.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the variance in the Portfolio's total expenses relative to the Expense Group median was primarily attributable to non-management fee expenses, including transfer agent fees and custody fees, which are driven mainly by fees charged for the safekeeping of assets in local markets. Management explained that these sub-custody fees can vary widely based on the countries of the investments within the respective funds in the peer group (as evidenced by the wide range of fees across them), and that investments in less developed or frontier-type markets are more costly than investments in developing or developed countries. Management stated that it reviews sub-custody fees relative to the markets the Portfolio invests in on an annual basis and will seek to make changes to the "all in" basis point custody fee if warranted. Management also stated that it periodically conducts a review of custody fees for all Portfolios in an effort to ensure that the fees paid by the Portfolios are competitive and appropriate. Management noted that, compared to the Supplemental Expense Group, consisting of nine other subadvised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median. Management also noted that the managers of six of the other subadvised funds utilize affiliated subadvisors, which may result in those funds having lower overall expenses. Management stated that the Portfolio's expense cap was voluntarily lowered by 20 basis points (i.e., 0.20%) across all share classes in 2016 and proposed to voluntarily lower the Portfolio's expense cap by an additional five basis points (i.e., 0.05%).

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Analytic Investors, LLC, AQR Capital Management, LLC, Aviva Investors Americas LLC, First Quadrant L.P., PCJ Investment Counsel Ltd., Principal Global Investors, LLC doing business as Macro Currency Group, Sirios Capital Management, L.P. and Standard Life Investments (Corporate Funds) Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three- and five-year periods, but the Portfolio's performance was below the Performance Universe median for the one- and ten-year periods and since inception. Management noted that the Portfolio's performance for the one-year period was relatively close to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were below the median and its Actual Management Fee was at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, consisting of twelve other subadvised funds, the Portfolio's Contractual Management Fee and total expenses were below the median and the Portfolio's Actual Management Fee was at the median.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Brookfield Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods, but the Portfolio's performance was below the Performance Universe median for the ten-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within approximately five basis points—i.e., 0.05%) within a tightly-ranged peer group. Management noted that the Portfolio's total expenses were within two basis points (i.e., 0.02%) of the median of the Supplemental Expense Group, consisting of five other subadvised funds. Management further noted that the Portfolio's Contractual Management Fee and Actual Management Fee were well below the respective medians of the Expense Group and Supplemental Expense Group. Management explained that the Portfolio's high transfer agent fees are the main driver of the Portfolio's higher total expenses, which are a result of the large number of shareholder accounts with smaller account sizes within the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three- and five-year periods and above the median for the ten-year period and since inception. Management noted that the Portfolio's performance for the one- and three- year periods was within one basis point (i.e., 0.01%) and twelve basis points (i.e., 0.12%) of the median, respectively.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within five basis points—i.e., 0.05%). Management noted the Portfolio's total expenses have become more closely aligned with its peer group over the last few years. Management also noted that, compared to the Supplemental Expense Group, consisting of three other subadvised funds, all of which utilize affiliated subadvisors, the Portfolio's Actual Management Fee was below the median.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the latter being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were above the median in the Portfolio's Expense Group (with the Portfolio's Contractual Management Fee the highest in the Expense Group) and its total expenses were below the median for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's Actual Management Fee, although above the median, was reasonably close to the Expense Group median (within five basis points—i.e., 0.05%). Management noted the downward trend in the Portfolio's total expenses over the last few years. Management also noted that, compared to the Supplemental Expense Group, consisting of nine other subadvised funds, five of which utilize affiliated subadvisors, the Portfolio's Actual Management Fee was within one basis point (i.e., 0.01%) of the median and its total expenses were below the median.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that the duration of the Portfolio is approximately two years shorter than that of the peer funds in the Performance Universe. Management explained that during the period of prolonged historically low interest rates, the Portfolio has produced lower returns versus longer-duration peers. Management stated that it would expect the Portfolio's relative performance to improve when Treasury yields start to rise due to the Portfolio's shorter duration (i.e., lower interest rate sensitivity) relative to its peers. Management noted that the Portfolio's performance for the one-year period was within 19 basis points (i.e., 0.19%) of the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's Actual Management Fee, although above the median, was reasonably close to the Expense Group median (within three basis points—i.e., 0.03%). Management noted the downward trend in the Portfolio's total expenses over the last few years. Management also noted that, compared to the Supplemental Expense Group, consisting of five other subadvised funds, four of which utilize affiliated subadvisors, the Portfolio's Actual Management Fee and total expenses, although above the respective medians, were reasonably close to the medians (within one basis point (i.e., 0.01%) and seven basis points (i.e., 0.07%), respectively).

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that as of December 1, 2016, the Portfolio changed its name, investment strategy and performance benchmark, which resulted in the Portfolio being reclassified under the Broadridge Global Income category. Management explained that measuring the Portfolio's performance against that of the funds classified under the Broadridge Global Income category over the one-year period does not accurately reflect the performance of the Portfolio relative to its peers. Management noted that for the first seven months of the one-year period, the Portfolio was managed using its prior investment strategy and accordingly had minimal exposure to U.S. fixed income securities, while over the same time period the average exposure of the Performance Universe to U.S. fixed income securities was approximately 40%. Management stated that the Portfolio's marginal exposure to generally stronger-performing U.S. fixed income securities during this period led to the Portfolio's underperformance compared to both its new performance benchmark and its Performance Universe.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) and its Actual Management Fee was at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's total expenses were within three basis points (i.e., 0.03%) of the median. Management also noted the downward trend in the Portfolio's total expenses over the last few years. Management further noted that, compared to the Supplemental Expense Group, consisting of five other subadvised funds, all of which utilize affiliated subadvisors, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, five- and ten-year periods and since inception and above the Performance Universe median for the three-year period. Management explained that the Portfolio is managed as a higher quality offering and was underweight to lower-rated securities and overweight to higher-rated securities relative to its peers during the one-year period. Management stated that this led the Portfolio to underperform, as lower-rated investment grade municipal bonds generally were the strongest performing securities over the period. Management noted that the Portfolio's performance for the five- and ten-year periods was within three basis points (i.e., 0.03%) and one basis point (i.e., 0.01%) of the medians, respectively.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that it appears that other funds in the Expense Group have large fee waivers in place. Management noted that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within approximately eight basis points—i.e., 0.08%) within a tightly-ranged peer group. Management also noted the downward trend in the Portfolio's Actual Management Fee over the last few years. Management

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

stated that, compared to the Supplemental Expense Group, consisting of six other subadvised funds, four of which utilize affiliated subadvisors, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the respective medians. Management proposed to voluntarily lower the Portfolio's expense cap by eight basis points (i.e., 0.08%) across all share classes. Management also proposed to remove the voluntary management fee waiver, which would create operational efficiency and streamline the Portfolio's waiver calculation. Management stated that these changes would result in a reduction of approximately three basis points (i.e., 0.03%) in the Portfolio's Actual Management Fee.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Neuberger Berman Investment Advisers LLC and PIMCO, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and ten-year periods and since inception and below the Performance Universe median for the five-year period. Management noted that the addition of a second Subadvisor to the Portfolio in 2015 had contributed positively to performance.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted the Portfolio's total expenses have become more closely aligned with its peer group over the last few years. Management stated that, compared to the Supplemental Expense Group, consisting of six other subadvised funds, four of which utilize affiliated subadvisors, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the respective medians. Management noted that the Portfolio's Actual Management Fee, although above the median in the Supplemental Expense Group, was reasonably close to the median (within three basis points (i.e., 0.03%)). Management also noted that in the Supplemental Expense Group, one of the four peers that utilize affiliated subadvisors pays low subadvisory fees. Management also noted that the Portfolio's expense cap was voluntarily lowered by 10 basis points (i.e., 0.10%) across all share classes in 2016.

PACE Government Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was at or above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. The board noted that the Portfolio's above median performance included periods during which the Portfolio was managed as a prime money market fund, in contrast to the government money market funds in the Portfolio's Performance Universe.

Management fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and its Actual Management Fee, which was zero, were below the median and its total expenses were above the median in the Portfolio's Expense Group (with the Portfolio's total expenses the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's higher total expenses relative to its Expense Group were due to yield floor waivers applied to varying degrees over different time horizons for all of the funds in the Expense Group, which made it difficult to assess true comparisons. Management stated that the net prospectus expense ratio, which represents a fund's total expenses net of contractual waivers (as they appear in the fund's prospectus) but does not include any voluntary expense

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

waivers (e.g., yield floor waivers), provides a better method of comparison for this year. Management noted that the Portfolio's net prospectus expense ratio was below the median in the Expense Group.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee, as proposed by management after questions and/or suggestions posed by the board, was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS AM or the Subadvisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 75 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 15 investment companies (consisting of 55 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Richard Q. Armstrong; 82 c/o Keith Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy, among many others) (from 1982 until 1995).

				Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.	None
Alan S. Bernikow; 76 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee). He is also the lead director of FCB Financial Holdings, Inc. (banking) (and serves as the chair of its audit committee and member of the nominating and governance committee and compensation committee.

Richard R. Burt; 70 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Mr. Burt is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 77 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 57 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 52	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (from 2007 to 2015)) at UBS AM and UBS Asset Management (US) Inc. (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 49	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 54	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 51	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (from 2007 to 2011)) and is global head of registered fund product control (since January 2016) (prior to which he was head of the North America fund treasury administration department of UBS AM—Americas region (from 2011-2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 59	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004 respectively). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 49	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 46	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2010) (prior to which she was a director) (from 2005 to 2010)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung***; 59	Vice President	Since May 2016

Ms. Lung is a managing director and global head of the Multi-Manager Solutions team of UBS AM-Americas region (since 2005). Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor*; 42	Vice President and Assistant Secretary	Since 2015

Mr. MacGregor is an executive director and deputy general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2015). From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 51	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Robert Sabatino**; 44	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of four investment companies (consisting of 29 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 51	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth***; 53	Vice President	Since May 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM-Americas region (since 2013). Prior to joining UBS AM-Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice investment of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak**; 34	Vice President	Since 2016

Mr. Walczak is an executive director (since January 2016), head of US taxable money markets (since July 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of five investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 56	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu*; 34	Vice President	Since 2013

Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (from 2012 to 2015)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2017. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

PACE® Government Money Market Investments

Annual Report  | July 31, 2017

PACE Government Money Market Investments

Performance

The seven-day current yield for the Fund as of July 31, 2017 was 0.46% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share.

Advisor's Comments

In December 2016, the US Federal Reserve Board (the "Fed") modestly raised the federal funds rate from a low range between 0.25% and 0.50% to a range between 0.50% and 0.75%. The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. The Fed again raised rates in March and June 2017. At the end of the reporting period the fed fund rates was in a range between 1.00% and 1.25%. While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

PACE Government
Money Market
Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Government Money Market Investments

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 32 days. This was increased to 40 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We increased the Portfolio's exposure to US government and agency obligations and reduced its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Mark E. Carver President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Government Money Market Investments Managing Director, UBS Asset Management (Americas) Inc.

2

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2017 to July 31, 2017.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

3

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2017	Ending account value July 31, 2017	Expenses paid during period[1] 02/01/17 to 07/31/17	Expense ratio during the period
Actual	$1,000.00	$1,001.10	$2.98	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

4

PACE Government Money Market Investments

Yields and characteristics at a glance—July 31, 2017
(unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.46%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.46
Seven-day current yield before fee waivers and/or expense reimbursements[1]	0.15
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	0.15
Weighted average maturity[2]	40 days
Portfolio composition[3]
US government and agency obligations	76.3%
Repurchase agreements	24.1
Other assets less liabilities	(0.4)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

5

PACE Government Money Market Investments

Portfolio of investments—July 31, 2017

	Face Amount	Value
US government and agency obligations—76.29%
Federal Farm Credit Bank
0.770%, due 10/27/17[1]	$1,000,000	$998,139
1.180%, due 09/02/17[2]	1,000,000	1,000,940
1.203%, due 08/26/17[2]	2,000,000	2,000,000
1.214%, due 08/21/17[2]	1,000,000	1,000,037
1.279%, due 08/08/17[2]	2,000,000	1,999,835
1.324%, due 08/29/17[2]	3,000,000	3,000,000
Federal Home Loan Bank
0.630%, due 08/03/17[1]	1,000,000	999,965
0.750%, due 10/18/17[1]	5,000,000	4,991,875
0.800%, due 08/09/17[2]	2,000,000	2,000,101
0.910%, due 08/15/17[1]	2,000,000	1,999,292
0.935%, due 08/11/17[1]	2,000,000	1,999,481
0.950%, due 08/23/17[1]	7,000,000	6,995,936
0.960%, due 09/05/17[1]	2,000,000	1,998,133
0.970%, due 09/11/17[1]	5,000,000	4,994,476
0.970%, due 11/13/17[1]	1,000,000	997,198
0.975%, due 10/25/17[1]	3,000,000	2,993,094
0.995%, due 11/01/17[1]	5,000,000	4,987,286
1.010%, due 08/04/17[1]	4,000,000	3,999,663
1.019%, due 11/03/17[1]	1,000,000	997,389
1.020%, due 08/23/17[1]	5,000,000	4,996,883
1.021%, due 12/07/17[1]	2,000,000	1,992,889
1.025%, due 09/07/17[1]	2,000,000	1,997,893
1.025%, due 09/20/17[1]	2,000,000	1,997,153
1.025%, due 09/21/17[1]	5,000,000	4,992,740
1.030%, due 09/18/17[1]	2,000,000	1,997,253
1.040%, due 09/25/17[1]	5,000,000	4,992,056
1.040%, due 09/26/17[1]	5,000,000	4,991,911
1.046%, due 08/18/17[2]	5,000,000	5,000,000
1.048%, due 09/15/17[1]	5,000,000	4,993,450
1.050%, due 10/06/17[1]	5,500,000	5,489,413

6

PACE Government Money Market Investments

Portfolio of investments—July 31, 2017

	Face Amount	Value
US government and agency obligations—(concluded)
1.055%, due 10/04/17[1]	$2,000,000	$1,996,249
1.076%, due 09/26/17[2]	800,000	799,940
1.080%, due 10/16/17[1]	7,000,000	6,984,040
1.080%, due 10/27/17[1]	1,000,000	997,390
1.080%, due 11/27/17[1]	3,000,000	2,989,380
1.083%, due 10/25/17[1]	2,000,000	1,994,886
1.102%, due 08/25/17[2]	1,000,000	1,000,000
1.109%, due 08/14/17[2]	2,000,000	2,000,000
1.125%, due 01/19/18[1]	5,000,000	4,973,281
1.129%, due 08/21/17[2]	2,000,000	2,000,000
1.129%, due 12/22/17[1]	2,000,000	1,991,031
1.229%, due 10/10/17[2]	3,500,000	3,499,965
1.243%, due 08/28/17[2]	600,000	599,974
1.277%, due 08/06/17[2]	750,000	750,114
Federal National Mortgage Association
1.275%, due 10/11/17[2]	2,000,000	2,000,000
US Treasury Bill
0.892%, due 09/28/17[1]	5,000,000	4,992,814
US Treasury Notes
0.750%, due 10/31/17	3,000,000	2,999,535
0.875%, due 08/15/17	5,000,000	5,000,037
1.354%, due 08/01/17[2]	1,000,000	1,000,100
1.358%, due 08/01/17[2]	2,300,000	2,300,223
1.374%, due 08/01/17[2]	6,000,000	6,000,751
1.875%, due 08/31/17	2,000,000	2,001,929
Total US government and agency obligations (cost—$152,266,120)		152,266,120

7

PACE Government Money Market Investments

Portfolio of investments—July 31, 2017

	Face Amount	Value
Repurchase agreements—24.07%
Repurchase agreement dated 07/31/17 with Goldman Sachs & Co., 1.020% due 08/01/17, collateralized by $20,265,000 Federal Farm Credit Banks, zero coupon to 3.000% due 04/04/18 to 05/19/36, $1,475,000 Federal Home Loan Bank obligations, zero coupon due 09/22/17, $787,000 US Treasury Bond, 8.125% due 08/15/19 and $52,994,893 US Treasury Bonds STRIPs, zero coupon due 11/15/19 to 08/15/46; (value—$48,960,000); proceeds: $48,001,360	$48,000,000	$48,000,000
Repurchase agreement dated 07/31/17 with State Street Bank and Trust Co., 0.050% due 08/01/17, collateralized by $34,126 US Treasury Note, 2.000% due 08/31/21; (value—$34,784); proceeds: $34,000	34,000	34,000
Total repurchase agreements (cost—$48,034,000)		48,034,000
Total investments (cost—$200,300,120 which approximates cost for federal income tax purposes)—100.36%		200,300,120
Liabilities in excess of other assets—(0.36)%		(714,761)
Net assets—100.00%		$199,585,359

8

PACE Government Money Market Investments

Portfolio of investments—July 31, 2017

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$152,266,120	$—	$152,266,120
Repurchase agreements	—	48,034,000	—	48,034,000
Total	$—	$200,300,120	$—	$200,300,120

At July 31, 2017, there were no transfers between Level 1 and Level 2

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

Portfolio acronym

STRIP  Separate Trading of Registered Interest and Principal of Securities

See accompanying notes to financial statements
9

PACE Government Money Market Investments

Statement of assets and liabilities—July 31, 2017

Assets:
Investments, at value (cost—$152,266,120)	$152,266,120
Repurchase agreements, at value (cost—$48,034,000)	48,034,000
Cash	866
Receivable for shares of beneficial interest sold	159,161
Receivable for interest	61,583
Other assets	15,800
Total assets	200,537,530
Liabilities:
Payable to custodian	5,906
Payable for shares of beneficial interest repurchased	360,422
Payable to affiliate	6,143
Dividends payable to shareholders	35,142
Accrued expenses and other liabilities	544,558
Total liabilities	952,171
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$199,587,063
Accumulated net realized loss	(1,704)
Net assets	$199,585,359
Shares outstanding	199,585,861
Net asset value per share	$1.00

See accompanying notes to financial statements
10

PACE Government Money Market Investments

Statement of operations

For the year ended July 31, 2017
Investment income:
Interest	$1,227,280
Expenses:
Investment management and administration fees	668,599
Transfer agency and related services fees	793,977
Professional fees	122,111
Reports and notices to shareholders	117,918
State registration fees	30,646
Trustees' fees	26,830
Custody and accounting fees	17,120
Insurance expense	4,575
Other expenses	35,295
1,817,071
Fee waivers and/or expense reimbursements by investment manager and administrator	(817,609)
Net expenses	999,462
Net investment income	227,818
Net realized loss	(1,112)
Net increase in net assets resulting from operations	$226,706

See accompanying notes to financial statements
11

PACE Government Money Market Investments

Statement of changes in net assets

	For the years ended July 31,
	2017	2016
From operations:
Net investment income	$227,818	$19,842
Net realized gain (loss)	(1,112)	3,848
Net increase in net assets resulting from operations	226,706	23,690
Dividends and distributions to shareholders from:
Net investment income	(227,818)	(19,842)
Net realized gains	—	(5,106)
	(227,818)	(24,948)
Net increase in net assets from beneficial interest transactions	16,609,926	14,474,686
Net increase in net assets	16,608,814	14,473,428
Net assets:
Beginning of year	182,976,545	168,503,117
End of year	$199,585,359	$182,976,545
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
12

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each year is presented below:

Class P

	Years ended July 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.001	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gains (losses)	(0.000)[1]	0.000[1]	—	0.000[1]	—
Net increase from operations	0.001	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	(0.000)[1]	—	(0.000)[1]	—
Total dividends and distributions	(0.001)	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.11%	0.01%	0.01%	0.01%[3]	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.95%	0.96%	0.93%	0.91%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.52%	0.26%	0.14%	0.14%	0.19%
Net investment income	0.12%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$199,585	$182,977	$168,503	$212,025	$309,842

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements
13

PACE Government Money Market Investments

Notes to financial statements

Organization and significant accounting policies

PACE Government Money Market Investments (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

PACE Government Money Market Investments

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Fund's ability to continue as a going concern.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

15

PACE Government Money Market Investments

Notes to financial statements

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7 under the 1940 Act, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to

16

PACE Government Money Market Investments

Notes to financial statements

operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 of the 1940 Act or a Portfolio's investment strategies and limitations may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes

17

PACE Government Money Market Investments

Notes to financial statements

insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by
18

PACE Government Money Market Investments

Notes to financial statements

economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2017, UBS AM is owed $6,143 from the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2017 at a level not to exceed 0.60% of daily average net assets. For the year ended July 31, 2017, UBS AM waived $670,937 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At July 31, 2017, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2018	Expires July 31, 2019	Expires July 31, 2020
$2,063,695	$685,972	$706,786	$670,937

No amount was repaid back to UBS AM in the past year.

19

PACE Government Money Market Investments

Notes to financial statements

UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the year ended July 31, 2017, UBS AM voluntarily waived and/or reimbursed expenses of $35,928 for that purpose.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the year ended July 31, 2017, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $14,966,961. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

20

PACE Government Money Market Investments

Notes to financial statements

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the year ended July 31, 2017, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $110,744, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the year ended July 31, 2017, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $286,598 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2017	2016
Shares sold	279,769,071	256,831,799
Shares repurchased	(263,332,595)	(242,373,374)
Dividends reinvested	173,450	16,261
Net increase in shares outstanding	16,609,926	14,474,686

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no

21

PACE Government Money Market Investments

Notes to financial statements

provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2017 and July 31, 2016 was ordinary income.

At July 31, 2017, the components of accumulated earnings on a tax basis were undistributed ordinary income of $34,550.

There were no reclassifications arising from permanent "book/tax" differences for the year ended July 31, 2017.

Under the Regulated Investment Company Modernization Act of 2010 (The "Act"), net capital losses recognized by the portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of July 31, 2017, the Portfolio had post-enactment short-term capital loss carryforwards of $1,112.

ASC 740-10 "Income-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of July 31, 2017, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended July 31, 2017, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2017, remains subject to examination by the Internal Revenue Service and state taxing authorities.

22

PACE Government Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of PACE Government Money Market Investments (one of the series comprising PACE Select Advisors Trust) (the "Portfolio") as of July 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

23

PACE Government Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

PACE Government Money Market Investments at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 29, 2017

24

PACE Government Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

25

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 18-19, 2017, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of PACE Government Money Market Investments (the "Portfolio"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the management, administrative and distribution arrangements for the Portfolio. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at

26

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolio and had previously met with and received information regarding the person primarily responsible for the day-to-day management of the Portfolio. The board recognized that the Portfolio's senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $146 billion in assets under management as of March 31, 2017 and was part of the UBS Asset Management Division, which had approximately $695 billion in assets under management worldwide as of March 31, 2017. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided)

27

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2017 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information on UBS AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated

28

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and its Actual Management Fee, which was zero, were below the median and its total expenses were above the median in the Portfolio's Expense Group (with the Portfolio's total expenses the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.) Management explained that the Portfolio's higher total expenses relative to its Expense Group were due to yield floor waivers applied to varying degrees over different time horizons for all of the funds in the Expense Group, which made it difficult to assess true comparisons. Management stated that the net prospectus expense ratio, which represents a fund's total expenses net of contractual waivers (as they appear in the fund's prospectus) but does not include any voluntary expense waivers (e.g., yield floor waivers), provides a better method of comparison for this year. Management noted that the Portfolio's net prospectus expense ratio was below the median in the Expense Group.

In light of the foregoing, the board determined that the proposed contractual management fee payable by the Portfolio to UBS AM was reasonable in light of the nature, extent and quality of services expected to be provided to the Portfolio under the Investment Management and Administration Agreement.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2017, and (b) annualized performance information for each year in the ten-year period ended April 30, 2017. Although the board

29

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Broadridge information showed that the Portfolio's performance was at or above the median for the one-, three-, five- and ten-year periods and since inception. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) The board noted that the Portfolio's above median performance included periods during which the Portfolio was managed as a prime money market fund, in contrast to the government money market funds in the Portfolio's Performance Universe. Based on its review of the Portfolio, the board concluded that the Portfolio's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time,

30

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

In light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS AM were present.

31

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32

PACE Government Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

33

PACE Government Money Market Investments

Supplemental information (unaudited)

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg[2]; 75 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

34

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 75 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036

Professor Feldberg is a director or trustee of 15 investment companies (consisting of 55 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

35

PACE Government Money Market Investments

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 82 c/o Keith Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy, among many others) (from 1982 until 1995).

Alan S. Bernikow; 76 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Richard R. Burt; 70 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (international information and risk management firm).

36

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Richard Q. Armstrong; 82 c/o Keith Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.	None
Alan S. Bernikow; 76 207 Benedict Ave. Staten Island, NY 10314	Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee). He is also the lead director of FCB Financial Holdings, Inc. (banking) (and serves as the chair of its audit committee and member of the nominating and governance committee and compensation committee).

Richard R. Burt; 70 McLarty Associates 900 17th Street Washington, D.C. 20006	Mr. Burt is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

37

PACE Government Money Market Investments

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Bernard H. Garil; 77 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 57 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

38

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Bernard H. Garil; 77 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 57 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Ms. Higgins is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.	None

39

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 52	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (from 2007 to 2015)) at UBS AM and UBS Asset Management (US) Inc. (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 49	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

40

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 54	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 51	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (from 2007 to 2011)) and is global head of registered fund product control (since January 2016) (prior to which he was head of the North America fund treasury administration department of UBS AM—Americas region (from 2011-2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

41

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 59	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004 respectively). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 49	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

42

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 46	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2010) (prior to which she was a director) (from 2005 to 2010)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung***; 59	Vice President	Since May 2016

Ms. Lung is a managing director and global head of the Multi-Manager Solutions team of UBS AM-Americas region (since 2005). Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

43

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
William T. MacGregor*; 42	Vice President and Assistant Secretary	Since 2015

Mr. MacGregor is an executive director and deputy general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2015). From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 51	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

44

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino**; 44	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of four investment companies (consisting of 29 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 51	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth***; 53	Vice President	Since May 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM-Americas region (since 2013). Prior to joining UBS AM-Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice investment of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

45

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
David Walczak**; 34	Vice President	Since 2016

Mr. Walczak is an executive director (since January 2016), head of US taxable money markets (since July 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of five investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 56	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu*; 34	Vice President	Since 2013

Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (from 2012 to 2015)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

46

PACE Government Money Market Investments

Supplemental information (unaudited)

  1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

  2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

  *  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

  **  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

  ***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

47

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48

Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Mark E. Carver
President

Thomas Disbrow
Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2017. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended July 31, 2017 and July 31, 2016, the aggregate Ernst & Young LLP (EY) audit fees for professional services rendered to the registrant were approximately $956,102 and $956,709, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2017 and July 31, 2016, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,826 and $44,150, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2017 and 2016 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2017 and July 31, 2016, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $275,795 and $374,607, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2017 and July 31, 2016, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-

approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2017 and July 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2017 and July 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2017 and July 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2017 and July 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2017 and July 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2017 and July 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended July 31, 2017, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)          For the fiscal years ended July 31, 2017 and July 31, 2016, the aggregate fees billed by EY of $378,621 and $785,804, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2017	2016
Covered Services	$318,621	$418,757
Non-Covered Services	60,000	367,047

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 10, 2017

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President and Treasurer

Date:	October 10, 2017